UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number    811-21852

Columbia Funds Series Trust II

(Exact name of registrant as specified in charter)

225 Franklin Street

Boston, Massachusetts 02110

(Address of principal executive offices) (Zip code)

Christopher O. Petersen, Esq.

c/o Columbia Management Investment Advisers, LLC

225 Franklin Street

Boston, Massachusetts 02110

Ryan C. Larrenaga, Esq.

c/o Columbia Management Investment Advisers, LLC

225 Franklin Street

Boston, MA 02110

(Name and address of agent for service)

Registrant’s telephone number, including area code:    (800) 345-6611

Date of fiscal year end: July 31

Date of reporting period: July 31, 2018

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Annual Report
July 31, 2018
Columbia Disciplined Core Fund
Not FDIC Insured • No bank guarantee • May lose value

President’s Message
Dear Shareholders,
The year 2017 was an extraordinary year in the financial markets. The S&P 500 Index didn’t experience a single down month and returned over 20%. Continuing this trend, January 2018 marked the fastest start for the index ever. Low volatility, which had been a feature of the U.S. equity market for several years, along with the surge in the S&P 500 Index, drove investor sentiment to very high levels. This arguably set the stage for an overdue correction, which we witnessed in February 2018.
A return to volatility
There have been few periods of market upheaval such as were experienced in the first part of 2018. While investors were taken by surprise by the sudden and pronounced market swings, the return to some level of volatility actually marked a resumption of relatively normal market conditions. Having said that, it’s important to distinguish between a good technical correction where excess enthusiasm in the marketplace is being let out, versus a real change in the underlying fundamentals – things like an underperforming economy or weaker corporate earnings. Our view is that the recent market volatility falls into the former category, and the fundamentals remain strong. We’re continuing to see improvements in global economic activity, and we’re seeing corporate earnings expectations continue to rise – and not just because of tax reform.
Consistency is more important than ever
It’s important to keep in mind that when it comes to long-term investing, it’s the destination, not the journey that matters most. If you have a financial goal that you’ve worked out with your financial advisor, and you have a good asset allocation plan to reach it, it’s a question of sticking with your plan rather than become focused on near-term volatility. Bouts of volatility are normal. After all, it’s hard to cross the ocean without hitting an occasional rough patch. You need to focus on the destination.
One final thought. In weathering volatility, it’s the consistency of the return that is essential. Investors who chase higher returns are usually the first to sell when an investment goes through a bad patch, and they therefore don’t tend to benefit from the recovery. More disciplined investors who perhaps panic less or not at all during periods of volatility, tend to have improved long-term results and are more likely to reach their financial goals. Nothing is more important to us than making sure those who have entrusted us to protect and grow their assets are able to do what matters most to them.
Your success is our priority. Talk to your financial advisor about how working with Columbia Threadneedle Investments may help you position your portfolio for consistent, sustainable outcomes, no matter the market conditions.
Sincerely,
Christopher O. Petersen
President, Columbia Funds
The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance. Past performance is no guarantee of future results.
Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
© 2018 Columbia Management Investment Advisers, LLC. All rights reserved.
Columbia Disciplined Core Fund   |  Annual Report 2018

Columbia Disciplined Core Fund  |  Annual Report 2018

Fund at a Glance
Investment objective
Columbia Disciplined Core Fund (the Fund) seeks to provide shareholders with long-term capital growth.
Portfolio management
Brian Condon, CFA
Co-Portfolio Manager
Managed Fund since 2010
Peter Albanese
Co-Portfolio Manager
Managed Fund since 2014
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2018 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended July 31, 2018)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	04/24/03	18.55	13.01	10.49
	Including sales charges		11.71	11.68	9.84
Advisor Class*		03/19/13	18.83	13.30	10.64
Class C	Excluding sales charges	04/24/03	17.56	12.15	9.67
	Including sales charges		16.56	12.15	9.67
Institutional Class*		09/27/10	18.80	13.28	10.72
Institutional 2 Class		12/11/06	18.82	13.40	10.90
Institutional 3 Class*		06/01/15	18.89	13.27	10.62
Class R		12/11/06	18.21	12.71	10.21
Class T	Excluding sales charges	12/01/06	18.42	12.99	10.48
	Including sales charges		15.41	12.42	10.20
S&P 500 Index			16.24	13.12	10.67
Returns for Class A shares are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. Returns for Class T shares are shown with and without the maximum initial sales charge of 2.50% per transaction. The Fund’s other classes are not subject to sales charges and have limited eligibility. Effective November 1, 2017, Class R4, Class R5, Class Y and Class Z shares were renamed Advisor Class, Institutional 2 Class, Institutional 3 Class and Institutional Class shares, respectively. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. Since the Fund launched more than one share class at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
2	Columbia Disciplined Core Fund | Annual Report 2018

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (July 31, 2008 — July 31, 2018)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Disciplined Core Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Top 10 holdings (%) (at July 31, 2018)
Microsoft Corp.	3.6
JPMorgan Chase & Co.	3.4
Facebook, Inc., Class A	3.2
Pfizer, Inc.	2.7
Boeing Co. (The)	2.6
MasterCard, Inc., Class A	2.5
Citigroup, Inc.	2.4
Cisco Systems, Inc.	2.3
Eli Lilly & Co.	2.3
Apple, Inc.	2.3
Percentages indicated are based upon total investments (excluding Money Market Funds and derivatives, if any).
For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”
Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.
Portfolio breakdown (%) (at July 31, 2018)
Common Stocks	98.9
Money Market Funds	1.1
Total	100.0
Percentages indicated are based upon total investments and exclude investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at July 31, 2018)
Consumer Discretionary	12.4
Consumer Staples	6.6
Energy	6.1
Financials	13.9
Health Care	15.0
Industrials	9.8
Information Technology	25.6
Materials	2.8
Real Estate	2.6
Telecommunication Services	2.1
Utilities	3.1
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

Columbia Disciplined Core Fund | Annual Report 2018	3

Manager Discussion of Fund Performance
For the 12-month period that ended July 31, 2018, the Fund’s Class A shares gained 18.55% excluding sales charges. The Fund outperformed its benchmark, the S&P 500 Index, which rose 16.24% for the same time period. Stock selection contributed positively to the Fund’s relative results, while sector allocation detracted, albeit only modestly.
Investors favored economically-sensitive cyclical U.S. equity sectors
U.S. equity markets produced robust returns during the period, with most major indices generating double-digit gains. Within the S&P 500 Index, economically-sensitive information technology and consumer discretionary stocks were among the biggest winners, while the more traditionally defensive consumer staples and telecommunication services sectors lagged most.
Expectations for pro-growth policy changes, particularly the U.S. Administration’s tax reform package signed into law at the end of December 2017, proved to be catalysts for U.S. equities during the first half of the period. Positive investor sentiment toward these policy measures outweighed the pressures of increasing geopolitical tensions and uncertainty around the relationship between the U.S. and key European allies. The U.S. equity markets’ momentum continued through the end of January 2018, when fears regarding the pace of rising interest rates, higher inflation expectations and threats of potential trade wars curbed returns. Through most of the second half of the period, good economic data and generally strong corporate earnings reports more than offset persistent worries about potential trade wars and political tensions. Growth strategies outperformed value strategies for most of the period, but July 2018 saw a reversal of the longstanding theme within the U.S. equity markets, as value stocks outperformed growth stocks for the month.
Momentum and growth stocks led market higher
For most of the period, strong economic growth in the U.S. propelled stocks with the most market sensitivity higher. In addition, investors maintained their appetite for high growth names, as some of the most expensive and highest momentum stocks performed best. Unsurprisingly, stocks exhibiting more traditional value characteristics, such as high dividend yields and high book-to-price ratios, were out of favor during the period. This was most evident in the performance of large-cap stocks, as the Russell 1000 Growth Index returned 22.84% compared to the 9.54% return of the Russell 1000 Value Index for the period.
Our stock selection model performed well during the period. We divide the metrics for our stock selection model into three broad categories — valuation, catalyst and quality. We then rank the securities within a sector/industry from “1” (most attractive) to “5” (least attractive) based upon the metrics within these categories. During the period, those stocks rated most attractive to buy significantly outperformed the S& P 500 Index and those stocks rated least attractive generally underperformed. The catalyst model performed particularly strongly during the period. As the U.S. equity markets were heavily momentum-driven, our catalyst factors were able to capitalize on this trend and identify strongly performing stocks. The quality category of our stock selection model also performed well, while the valuation model generated more mixed results.
Stock selection overall boosted returns
As usual, the Fund maintained a relatively neutral stance on sector allocation, though sector allocation did detract modestly from relative performance during the period. Stock selection overall — indeed, in eight of the 11 sectors of the S& P 500 Index — contributed positively to the Fund’s performance relative to the S&P 500 Index. Stock selection in the energy and industrials sectors were the primary positive contributors to the Fund’s relative performance.
Among the individual stocks contributing most to relative performance were W.W. Grainger, Valero Energy and Adobe Systems. W.W. Grainger, which is a distributor of maintenance, repair and operating products, reported quarterly results in both the fourth quarter of 2017 and first quarter of 2018 that beat consensus estimates. Its results were driven by strong sales growth and increasing margins. Oil refiner Valero Energy reported results that beat consensus expectations in consecutive quarters to close out the period. Its results were driven by higher margins in its refining business as well as by an ongoing commitment to shareholder returns via dividends and buybacks. Shares of digital marketing and media solutions company Adobe Systems climbed rather steadily through the period, bolstered by strong operating results, particularly in its digital media segment.
4	Columbia Disciplined Core Fund | Annual Report 2018

Manager Discussion of Fund Performance  (continued)
Sector allocation overall dampened Fund performance
While the Fund maintained sector allocations close to those of the S&P 500 Index by strategy design, having a position in cash during a period when the S&P 500 Index rallied and having a slightly overweight exposure to health care, which lagged the S&P 500 Index during the period, dampened results. Individual stock selection was weakest within the consumer discretionary sector, followed by telecommunication services and health care.
Among the Fund’s greatest individual detractors were Amazon.com, Charter Communications and CVS Health. Shares of Amazon.com climbed during the period as it continued to disrupt several industries, but the Fund had an underweighted position in the online retailing giant and thus it detracted. In January 2018, Amazon.com announced a strategic partnership with Berkshire Hathaway and JPMorgan Chase to address health care for its employees, and investors rewarded its innovative culture and massive customer base. Shares of broadband communication services firm Charter Communications declined after posting disappointing quarterly results, highlighted by declining numbers of video subscribers. Increased competition and potential merger activity also tempered expectations for the company. Pharmacy chain CVS Health saw its shares sell off after it was announced that Amazon.com was partnering with Berkshire Hathaway and JPMorgan Chase on health care. CVS Health’s shares fell further later in the period after it was announced Amazon.com had acquired its own online pharmacy.
Portfolio construction process guided investment changes
While there were some changes in sector allocations and individual security positions during the period as a result of the Fund’s bottom-up stock selection process, all changes were quite modest, as we maintained our sector neutral investment approach. Within our stock selection model, our team refreshed the consumer staples model. This is a stable, mature sector and therefore the high-level composition of the new model is similar to that of the previous model, but the new model further diversifies coverage and captures additional fundamental drivers, most notably earnings quality. We also improved factor and theme diversification within the financials-intermediaries model, with additional factors providing more balance and incorporating measures of stability and growth that complement valuation, profitability and momentum.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Investing in derivatives is a specialized activity that involves special risks, which may result in significant losses. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Columbia Disciplined Core Fund | Annual Report 2018	5

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
February 1, 2018 — July 31, 2018
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,011.10	1,019.93	4.89	4.91	0.98
Advisor Class	1,000.00	1,000.00	1,012.60	1,021.17	3.64	3.66	0.73
Class C	1,000.00	1,000.00	1,007.30	1,016.27	8.56	8.60	1.72
Institutional Class	1,000.00	1,000.00	1,012.60	1,021.17	3.64	3.66	0.73
Institutional 2 Class	1,000.00	1,000.00	1,012.70	1,021.37	3.44	3.46	0.69
Institutional 3 Class	1,000.00	1,000.00	1,012.60	1,021.57	3.24	3.26	0.65
Class R	1,000.00	1,000.00	1,010.30	1,018.70	6.13	6.16	1.23
Class T	1,000.00	1,000.00	1,011.00	1,019.93	4.89	4.91	0.98
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
6	Columbia Disciplined Core Fund | Annual Report 2018

Portfolio of Investments
July 31, 2018
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 98.8%
Issuer	Shares	Value ($)
Consumer Discretionary 12.3%
Hotels, Restaurants & Leisure 1.6%
Marriott International, Inc., Class A	457,000	58,422,880
Royal Caribbean Cruises Ltd.	86,500	9,753,740
Total		68,176,620
Household Durables 0.5%
PulteGroup, Inc.	766,200	21,829,038
Internet & Direct Marketing Retail 2.2%
Amazon.com, Inc.(a)	31,400	55,811,616
Booking Holdings, Inc.(a)	20,000	40,574,400
Total		96,386,016
Media 1.9%
Comcast Corp., Class A	1,587,510	56,801,108
News Corp., Class A	1,824,600	27,496,722
Total		84,297,830
Multiline Retail 1.6%
Kohl’s Corp.	936,100	69,149,707
Specialty Retail 2.7%
Best Buy Co., Inc.	1,068,600	80,177,058
Foot Locker, Inc.	207,700	10,137,837
Home Depot, Inc. (The)	153,700	30,358,824
Total		120,673,719
Textiles, Apparel & Luxury Goods 1.8%
Ralph Lauren Corp.	578,900	78,139,922
Total Consumer Discretionary		538,652,852
Consumer Staples 6.5%
Food & Staples Retailing 3.4%
Walgreens Boots Alliance, Inc.	1,211,550	81,925,011
Walmart, Inc.	767,700	68,501,871
Total		150,426,882
Food Products 1.0%
Tyson Foods, Inc., Class A	729,500	42,055,675
Household Products 1.3%
Kimberly-Clark Corp.	504,050	57,391,133
Common Stocks (continued)
Issuer	Shares	Value ($)
Tobacco 0.8%
Altria Group, Inc.	592,700	34,779,636
Total Consumer Staples		284,653,326
Energy 6.0%
Energy Equipment & Services 0.6%
National Oilwell Varco, Inc.	539,400	26,225,628
Oil, Gas & Consumable Fuels 5.4%
Chevron Corp.	176,600	22,299,282
ConocoPhillips	1,330,360	96,012,081
Marathon Petroleum Corp.	423,800	34,255,754
Valero Energy Corp.	721,550	85,395,443
Total		237,962,560
Total Energy		264,188,188
Financials 13.7%
Banks 7.0%
Bank of America Corp.	598,100	18,469,328
Citigroup, Inc.	1,456,300	104,693,407
Citizens Financial Group, Inc.	412,000	16,389,360
Fifth Third Bancorp	735,200	21,754,568
JPMorgan Chase & Co.	1,264,500	145,354,275
Total		306,660,938
Capital Markets 4.3%
BlackRock, Inc.	108,900	54,750,564
S&P Global, Inc.	411,700	82,521,148
T. Rowe Price Group, Inc.	445,600	53,062,048
Total		190,333,760
Insurance 2.4%
Allstate Corp. (The)	750,900	71,425,608
Prudential Financial, Inc.	354,900	35,812,959
Total		107,238,567
Total Financials		604,233,265
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Disciplined Core Fund | Annual Report 2018	7

Portfolio of Investments  (continued)
July 31, 2018
Common Stocks (continued)
Issuer	Shares	Value ($)
Health Care 14.8%
Biotechnology 2.8%
Alexion Pharmaceuticals, Inc.(a)	182,500	24,265,200
Biogen, Inc.(a)	89,000	29,758,930
BioMarin Pharmaceutical, Inc.(a)	198,100	19,920,936
Gilead Sciences, Inc.	277,000	21,558,910
TESARO, Inc.(a)	80,200	2,793,366
Vertex Pharmaceuticals, Inc.(a)	138,300	24,209,415
Total		122,506,757
Health Care Equipment & Supplies 2.2%
Abbott Laboratories	512,900	33,615,466
Baxter International, Inc.	841,900	60,995,655
Total		94,611,121
Health Care Providers & Services 2.8%
Express Scripts Holding Co.(a)	785,700	62,431,722
Humana, Inc.	100,700	31,637,926
McKesson Corp.	246,600	30,972,960
Total		125,042,608
Pharmaceuticals 7.0%
Bristol-Myers Squibb Co.	1,553,800	91,285,750
Eli Lilly & Co.	997,400	98,553,094
Pfizer, Inc.	2,927,055	116,877,306
Total		306,716,150
Total Health Care		648,876,636
Industrials 9.7%
Aerospace & Defense 3.7%
Boeing Co. (The)	315,400	112,377,020
General Dynamics Corp.	248,800	49,700,288
Total		162,077,308
Airlines 1.8%
Delta Air Lines, Inc.	1,465,450	79,749,789
Electrical Equipment 1.5%
Acuity Brands, Inc.	238,300	33,130,849
AMETEK, Inc.	420,100	32,683,780
Total		65,814,629
Industrial Conglomerates 0.3%
Honeywell International, Inc.	80,600	12,867,790
Common Stocks (continued)
Issuer	Shares	Value ($)
Professional Services —%
Nielsen Holdings PLC	80,300	1,891,868
Road & Rail 0.6%
Kansas City Southern	41,700	4,848,459
Union Pacific Corp.	146,900	22,018,841
Total		26,867,300
Trading Companies & Distributors 1.8%
WW Grainger, Inc.	221,400	76,728,384
Total Industrials		425,997,068
Information Technology 25.3%
Communications Equipment 3.1%
Cisco Systems, Inc.	2,379,900	100,645,971
F5 Networks, Inc.(a)	207,700	35,595,626
Total		136,241,597
Internet Software & Services 6.1%
Alphabet, Inc., Class A(a)	42,600	52,279,572
Facebook, Inc., Class A(a)	814,200	140,514,636
VeriSign, Inc.(a)	528,400	76,739,532
Total		269,533,740
IT Services 3.5%
MasterCard, Inc., Class A	553,300	109,553,400
Visa, Inc., Class A	325,400	44,495,196
Total		154,048,596
Semiconductors & Semiconductor Equipment 3.1%
Applied Materials, Inc.	666,700	32,421,621
Broadcom, Inc.	348,800	77,353,376
KLA-Tencor Corp.	37,400	4,391,508
Micron Technology, Inc.(a)	397,800	20,999,862
Total		135,166,367
Software 6.3%
Adobe Systems, Inc.(a)	391,700	95,841,156
Electronic Arts, Inc.(a)	105,600	13,596,000
Microsoft Corp.(b)	1,454,000	154,240,320
VMware, Inc., Class A(a)	76,000	10,988,840
Total		274,666,316

The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Disciplined Core Fund | Annual Report 2018

Portfolio of Investments  (continued)
July 31, 2018
Common Stocks (continued)
Issuer	Shares	Value ($)
Technology Hardware, Storage & Peripherals 3.2%
Apple, Inc.	516,980	98,376,124
HP, Inc.	692,100	15,973,668
NetApp, Inc.	354,700	27,496,344
Total		141,846,136
Total Information Technology		1,111,502,752
Materials 2.7%
Chemicals 2.1%
Eastman Chemical Co.	134,200	13,905,804
LyondellBasell Industries NV, Class A	725,000	80,322,750
Total		94,228,554
Containers & Packaging 0.3%
Avery Dennison Corp.	82,500	9,461,100
Packaging Corp. of America	24,200	2,732,180
Total		12,193,280
Metals & Mining 0.3%
Freeport-McMoRan, Inc.	876,600	14,463,900
Total Materials		120,885,734
Real Estate 2.6%
Equity Real Estate Investment Trusts (REITS) 2.6%
American Tower Corp.	480,500	71,229,320
Host Hotels & Resorts, Inc.	1,547,300	32,400,462
Simon Property Group, Inc.	58,800	10,361,148
Total		113,990,930
Total Real Estate		113,990,930
Common Stocks (continued)
Issuer	Shares	Value ($)
Telecommunication Services 2.1%
Diversified Telecommunication Services 2.1%
AT&T, Inc.	2,870,500	91,769,885
Total Telecommunication Services		91,769,885
Utilities 3.1%
Electric Utilities 0.8%
Entergy Corp.	426,100	34,633,408
Independent Power and Renewable Electricity Producers 0.9%
NRG Energy, Inc.	1,194,400	37,826,648
Multi-Utilities 1.4%
CenterPoint Energy, Inc.	1,453,600	41,398,528
Public Service Enterprise Group, Inc.	413,300	21,309,748
Total		62,708,276
Total Utilities		135,168,332
Total Common Stocks (Cost $3,315,165,754)		4,339,918,968

Money Market Funds 1.1%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 2.035%(c),(d)	47,331,148	47,326,415
Total Money Market Funds (Cost $47,326,908)		47,326,415
Total Investments in Securities (Cost: $3,362,492,662)		4,387,245,383
Other Assets & Liabilities, Net		3,067,910
Net Assets		4,390,313,293

At July 31, 2018, securities and/or cash totaling $3,436,992 were pledged as collateral.
Investments in derivatives
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
S&P 500 E-mini	384	09/2018	USD	54,088,320	851,243	—
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	This security or a portion of this security has been pledged as collateral in connection with derivative contracts.
(c)	The rate shown is the seven-day current annualized yield at July 31, 2018.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Disciplined Core Fund | Annual Report 2018	9

Portfolio of Investments  (continued)
July 31, 2018
Notes to Portfolio of Investments  (continued)
(d)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended July 31, 2018 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 2.035%
	38,690,562	389,774,126	(381,133,540)	47,331,148	(6,845)	(2,625)	662,658	47,326,415
Currency Legend
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Disciplined Core Fund | Annual Report 2018

Portfolio of Investments  (continued)
July 31, 2018
Fair value measurements  (continued)
The following table is a summary of the inputs used to value the Fund’s investments at July 31, 2018:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments in Securities
Common Stocks
Consumer Discretionary	538,652,852	—	—	—	538,652,852
Consumer Staples	284,653,326	—	—	—	284,653,326
Energy	264,188,188	—	—	—	264,188,188
Financials	604,233,265	—	—	—	604,233,265
Health Care	648,876,636	—	—	—	648,876,636
Industrials	425,997,068	—	—	—	425,997,068
Information Technology	1,111,502,752	—	—	—	1,111,502,752
Materials	120,885,734	—	—	—	120,885,734
Real Estate	113,990,930	—	—	—	113,990,930
Telecommunication Services	91,769,885	—	—	—	91,769,885
Utilities	135,168,332	—	—	—	135,168,332
Total Common Stocks	4,339,918,968	—	—	—	4,339,918,968
Money Market Funds	—	—	—	47,326,415	47,326,415
Total Investments in Securities	4,339,918,968	—	—	47,326,415	4,387,245,383
Investments in Derivatives
Asset
Futures Contracts	851,243	—	—	—	851,243
Total	4,340,770,211	—	—	47,326,415	4,388,096,626
See the Portfolio of Investments for all investment classifications not indicated in the table.
Derivative instruments are valued at unrealized appreciation (depreciation).
There were no transfers of financial assets between levels during the period.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Disciplined Core Fund | Annual Report 2018	11

Statement of Assets and Liabilities
July 31, 2018
Assets
Investments in securities, at value
Unaffiliated issuers (cost $3,315,165,754)	$4,339,918,968
Affiliated issuers (cost $47,326,908)	47,326,415
Receivable for:
Capital shares sold	12,347,839
Dividends	3,546,224
Variation margin for futures contracts	266,880
Prepaid expenses	18,576
Other assets	22,506
Total assets	4,403,447,408
Liabilities
Payable for:
Capital shares purchased	12,315,369
Management services fees	75,088
Distribution and/or service fees	26,917
Transfer agent fees	277,201
Compensation of board members	259,176
Other expenses	180,364
Total liabilities	13,134,115
Net assets applicable to outstanding capital stock	$4,390,313,293
Represented by
Paid in capital	3,131,584,010
Undistributed net investment income	21,168,153
Accumulated net realized gain	211,957,166
Unrealized appreciation (depreciation) on:
Investments - unaffiliated issuers	1,024,753,214
Investments - affiliated issuers	(493)
Futures contracts	851,243
Total - representing net assets applicable to outstanding capital stock	$4,390,313,293
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Disciplined Core Fund | Annual Report 2018

Statement of Assets and Liabilities  (continued)
July 31, 2018
Class A
Net assets	$3,749,863,996
Shares outstanding	293,912,200
Net asset value per share	$12.76
Maximum sales charge	5.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$13.54
Advisor Class
Net assets	$9,665,429
Shares outstanding	749,836
Net asset value per share	$12.89
Class C
Net assets	$47,967,818
Shares outstanding	3,846,887
Net asset value per share	$12.47
Institutional Class
Net assets	$217,861,428
Shares outstanding	16,970,089
Net asset value per share	$12.84
Institutional 2 Class
Net assets	$52,336,127
Shares outstanding	4,088,825
Net asset value per share	$12.80
Institutional 3 Class
Net assets	$306,601,733
Shares outstanding	23,851,650
Net asset value per share	$12.85
Class R
Net assets	$4,692,811
Shares outstanding	368,462
Net asset value per share	$12.74
Class T
Net assets	$1,323,951
Shares outstanding	103,083
Net asset value per share	$12.84
Maximum sales charge	2.50%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge per transaction for Class T shares)	$13.17
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Disciplined Core Fund | Annual Report 2018	13

Statement of Operations
Year Ended July 31, 2018
Net investment income
Income:
Dividends — unaffiliated issuers	$80,805,551
Dividends — affiliated issuers	662,658
Total income	81,468,209
Expenses:
Management services fees	27,144,728
Distribution and/or service fees
Class A	9,103,926
Class C	581,084
Class R	24,186
Class T	3,451
Transfer agent fees
Class A	3,158,801
Advisor Class	6,437
Class C	50,436
Institutional Class	153,776
Institutional 2 Class	67,203
Institutional 3 Class	23,873
Class K	599
Class R	4,206
Class T	1,202
Plan administration fees
Class K	2,546
Compensation of board members	95,127
Custodian fees	32,518
Printing and postage fees	319,598
Registration fees	189,535
Audit fees	39,605
Legal fees	47,041
Compensation of chief compliance officer	852
Other	74,630
Total expenses	41,125,360
Expense reduction	(2,240)
Total net expenses	41,123,120
Net investment income	40,345,089
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	316,158,806
Investments — affiliated issuers	(6,845)
Futures contracts	4,410,060
Net realized gain	320,562,021
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	369,984,725
Investments — affiliated issuers	(2,625)
Futures contracts	32,085
Net change in unrealized appreciation (depreciation)	370,014,185
Net realized and unrealized gain	690,576,206
Net increase in net assets resulting from operations	$730,921,295
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Disciplined Core Fund | Annual Report 2018

Statement of Changes in Net Assets
	Year Ended July 31, 2018	Year Ended July 31, 2017
Operations
Net investment income	$40,345,089	$68,768,601
Net realized gain	320,562,021	331,936,676
Net change in unrealized appreciation (depreciation)	370,014,185	191,274,812
Net increase in net assets resulting from operations	730,921,295	591,980,089
Distributions to shareholders
Net investment income
Class A	(52,999,190)	(43,849,860)
Advisor Class	(110,839)	(57,760)
Class B	—	(127,966)
Class C	(466,638)	(337,085)
Class I	—	(4,618,317)
Institutional Class	(2,841,035)	(531,832)
Institutional 2 Class	(2,080,750)	(1,257,569)
Institutional 3 Class	(5,480,347)	(17,391)
Class K	(25,699)	(286,950)
Class R	(60,849)	(49,054)
Class T	(20,965)	(604,299)
Net realized gains
Class A	(162,252,446)	—
Advisor Class	(292,108)	—
Class C	(2,658,313)	—
Institutional Class	(7,504,180)	—
Institutional 2 Class	(5,347,909)	—
Institutional 3 Class	(13,727,135)	—
Class K	(75,700)	—
Class R	(218,938)	—
Class T	(64,017)	—
Total distributions to shareholders	(256,227,058)	(51,738,083)
Decrease in net assets from capital stock activity	(210,114,426)	(480,425,791)
Total increase in net assets	264,579,811	59,816,215
Net assets at beginning of year	4,125,733,482	4,065,917,267
Net assets at end of year	$4,390,313,293	$4,125,733,482
Undistributed net investment income	$21,168,153	$43,512,453
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Disciplined Core Fund | Annual Report 2018	15

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	July 31, 2018		July 31, 2017
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	4,941,593	60,798,153	8,891,393	93,540,340
Distributions reinvested	18,003,505	212,621,389	4,148,698	43,229,435
Redemptions	(33,573,703)	(406,351,415)	(55,959,447)	(591,808,997)
Net decrease	(10,628,605)	(132,931,873)	(42,919,356)	(455,039,222)
Advisor Class
Subscriptions	455,836	5,617,284	345,939	3,628,870
Distributions reinvested	33,785	402,720	5,497	57,713
Redemptions	(308,584)	(3,758,651)	(109,322)	(1,182,911)
Net increase	181,037	2,261,353	242,114	2,503,672
Class B
Subscriptions	—	—	6,667	67,837
Distributions reinvested	—	—	12,290	127,692
Redemptions	(250)	(3,689)	(2,710,788)	(29,204,877)
Net decrease	(250)	(3,689)	(2,691,831)	(29,009,348)
Class C
Subscriptions	945,562	11,385,008	449,476	4,622,337
Distributions reinvested	252,632	2,930,530	30,138	308,914
Redemptions	(2,437,629)	(29,596,219)	(1,393,893)	(14,398,643)
Net decrease	(1,239,435)	(15,280,681)	(914,279)	(9,467,392)
Class I
Subscriptions	—	—	1,383,187	14,461,331
Distributions reinvested	—	—	441,095	4,618,259
Redemptions	—	—	(31,141,017)	(333,779,362)
Net decrease	—	—	(29,316,735)	(314,699,772)
Institutional Class
Subscriptions	6,256,539	76,785,167	13,564,799	147,180,180
Distributions reinvested	833,483	9,893,443	43,450	454,492
Redemptions	(3,859,836)	(46,731,235)	(4,181,423)	(44,448,075)
Net increase	3,230,186	39,947,375	9,426,826	103,186,597
Institutional 2 Class
Subscriptions	1,278,465	15,633,848	3,007,920	31,332,392
Distributions reinvested	627,930	7,428,412	120,567	1,257,517
Redemptions	(7,456,011)	(92,888,582)	(1,463,262)	(15,371,669)
Net increase (decrease)	(5,549,616)	(69,826,322)	1,665,225	17,218,240
Institutional 3 Class
Subscriptions	1,516,002	19,007,087	27,123,551	291,604,126
Distributions reinvested	1,616,775	19,207,291	1,657	17,350
Redemptions	(5,656,504)	(69,683,619)	(854,476)	(9,595,986)
Net increase (decrease)	(2,523,727)	(31,469,241)	26,270,732	282,025,490
Class K
Subscriptions	2,423	30,466	101,402	1,047,518
Distributions reinvested	8,517	101,179	27,377	286,908
Redemptions	(148,877)	(1,863,391)	(2,147,173)	(22,276,217)
Net decrease	(137,937)	(1,731,746)	(2,018,394)	(20,941,791)
Class R
Subscriptions	126,659	1,529,760	168,358	1,740,679
Distributions reinvested	10,919	128,960	2,392	24,924
Redemptions	(200,845)	(2,426,074)	(174,286)	(1,835,893)
Net decrease	(63,267)	(767,354)	(3,536)	(70,290)
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Disciplined Core Fund | Annual Report 2018

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	July 31, 2018		July 31, 2017
	Shares	Dollars ($)	Shares	Dollars ($)
Class T
Subscriptions	—	—	167,245	1,700,082
Distributions reinvested	7,129	84,760	57,658	604,259
Redemptions	(32,853)	(397,008)	(5,583,706)	(58,436,316)
Net decrease	(25,724)	(312,248)	(5,358,803)	(56,131,975)
Total net decrease	(16,757,338)	(210,114,426)	(45,618,037)	(480,425,791)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Disciplined Core Fund | Annual Report 2018	17

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Year Ended 7/31/2018	$11.43	0.11	1.95	2.06	(0.18)	(0.55)	(0.73)
Year Ended 7/31/2017	$10.00	0.18	1.38	1.56	(0.13)	—	(0.13)
Year Ended 7/31/2016	$9.99	0.13	(0.00) (d)	0.13	(0.12)	—	(0.12)
Year Ended 7/31/2015	$8.93	0.11	1.05	1.16	(0.10)	—	(0.10)
Year Ended 7/31/2014	$7.75	0.09	1.23	1.32	(0.14)	—	(0.14)
Advisor Class
Year Ended 7/31/2018	$11.54	0.14	1.97	2.11	(0.21)	(0.55)	(0.76)
Year Ended 7/31/2017	$10.09	0.21	1.39	1.60	(0.15)	—	(0.15)
Year Ended 7/31/2016	$10.07	0.14	0.03 (e)	0.17	(0.15)	—	(0.15)
Year Ended 7/31/2015	$9.00	0.14	1.05	1.19	(0.12)	—	(0.12)
Year Ended 7/31/2014	$7.81	0.11	1.24	1.35	(0.16)	—	(0.16)
Class C
Year Ended 7/31/2018	$11.20	0.02	1.90	1.92	(0.10)	(0.55)	(0.65)
Year Ended 7/31/2017	$9.80	0.09	1.37	1.46	(0.06)	—	(0.06)
Year Ended 7/31/2016	$9.78	0.05	0.02 (e)	0.07	(0.05)	—	(0.05)
Year Ended 7/31/2015	$8.75	0.04	1.02	1.06	(0.03)	—	(0.03)
Year Ended 7/31/2014	$7.61	0.03	1.20	1.23	(0.09)	—	(0.09)
Institutional Class
Year Ended 7/31/2018	$11.50	0.14	1.96	2.10	(0.21)	(0.55)	(0.76)
Year Ended 7/31/2017	$10.06	0.23	1.37	1.60	(0.16)	—	(0.16)
Year Ended 7/31/2016	$10.04	0.15	0.02 (e)	0.17	(0.15)	—	(0.15)
Year Ended 7/31/2015	$8.97	0.14	1.05	1.19	(0.12)	—	(0.12)
Year Ended 7/31/2014	$7.79	0.11	1.23	1.34	(0.16)	—	(0.16)
Institutional 2 Class
Year Ended 7/31/2018	$11.47	0.15	1.95	2.10	(0.22)	(0.55)	(0.77)
Year Ended 7/31/2017	$10.03	0.22	1.38	1.60	(0.16)	—	(0.16)
Year Ended 7/31/2016	$10.02	0.16	0.01 (e)	0.17	(0.16)	—	(0.16)
Year Ended 7/31/2015	$8.96	0.14	1.06	1.20	(0.14)	—	(0.14)
Year Ended 7/31/2014	$7.77	0.13	1.24	1.37	(0.18)	—	(0.18)
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Disciplined Core Fund | Annual Report 2018

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 7/31/2018	$12.76	18.55%	0.98%	0.98% (c)	0.90%	71%	$3,749,864
Year Ended 7/31/2017	$11.43	15.74%	1.03%	1.03% (c)	1.66%	72%	$3,481,990
Year Ended 7/31/2016	$10.00	1.39%	1.04%	1.04% (c)	1.34%	77%	$3,475,816
Year Ended 7/31/2015	$9.99	13.03%	1.06%	1.06% (c)	1.12%	77%	$3,601,777
Year Ended 7/31/2014	$8.93	17.21%	1.11%	1.11% (c)	1.12%	73%	$3,325,544
Advisor Class
Year Ended 7/31/2018	$12.89	18.83%	0.73%	0.73% (c)	1.15%	71%	$9,665
Year Ended 7/31/2017	$11.54	16.05%	0.77%	0.77% (c)	1.98%	72%	$6,566
Year Ended 7/31/2016	$10.09	1.75%	0.80%	0.80% (c)	1.50%	77%	$3,298
Year Ended 7/31/2015	$10.07	13.29%	0.80%	0.80% (c)	1.40%	77%	$948
Year Ended 7/31/2014	$9.00	17.45%	0.87%	0.87% (c)	1.34%	73%	$195
Class C
Year Ended 7/31/2018	$12.47	17.56%	1.73%	1.73% (c)	0.17%	71%	$47,968
Year Ended 7/31/2017	$11.20	14.94%	1.77%	1.77% (c)	0.91%	72%	$56,943
Year Ended 7/31/2016	$9.80	0.74%	1.79%	1.79% (c)	0.57%	77%	$58,819
Year Ended 7/31/2015	$9.78	12.17%	1.80%	1.80% (c)	0.37%	77%	$52,590
Year Ended 7/31/2014	$8.75	16.20%	1.86%	1.86% (c)	0.37%	73%	$35,687
Institutional Class
Year Ended 7/31/2018	$12.84	18.80%	0.73%	0.73% (c)	1.15%	71%	$217,861
Year Ended 7/31/2017	$11.50	16.01%	0.77%	0.77% (c)	2.12%	72%	$157,993
Year Ended 7/31/2016	$10.06	1.75%	0.79%	0.79% (c)	1.58%	77%	$43,386
Year Ended 7/31/2015	$10.04	13.34%	0.80%	0.80% (c)	1.38%	77%	$43,636
Year Ended 7/31/2014	$8.97	17.38%	0.87%	0.87% (c)	1.35%	73%	$6,030
Institutional 2 Class
Year Ended 7/31/2018	$12.80	18.82%	0.70%	0.70%	1.22%	71%	$52,336
Year Ended 7/31/2017	$11.47	16.14%	0.71%	0.71%	2.05%	72%	$110,542
Year Ended 7/31/2016	$10.03	1.75%	0.71%	0.71%	1.67%	77%	$79,994
Year Ended 7/31/2015	$10.02	13.40%	0.70%	0.70%	1.47%	77%	$76,799
Year Ended 7/31/2014	$8.96	17.75%	0.70%	0.70%	1.53%	73%	$57,466
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Disciplined Core Fund | Annual Report 2018	19

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Institutional 3 Class
Year Ended 7/31/2018	$11.51	0.15	1.96	2.11	(0.22)	(0.55)	(0.77)
Year Ended 7/31/2017	$10.07	0.27	1.34	1.61	(0.17)	—	(0.17)
Year Ended 7/31/2016	$10.06	0.09	0.08 (e)	0.17	(0.16)	—	(0.16)
Year Ended 7/31/2015(f)	$10.09	0.02	(0.05) (e)	(0.03)	—	—	—
Class R
Year Ended 7/31/2018	$11.42	0.08	1.94	2.02	(0.15)	(0.55)	(0.70)
Year Ended 7/31/2017	$9.99	0.15	1.39	1.54	(0.11)	—	(0.11)
Year Ended 7/31/2016	$9.98	0.10	0.01 (e)	0.11	(0.10)	—	(0.10)
Year Ended 7/31/2015	$8.92	0.08	1.06	1.14	(0.08)	—	(0.08)
Year Ended 7/31/2014	$7.75	0.07	1.22	1.29	(0.12)	—	(0.12)
Class T
Year Ended 7/31/2018	$11.51	0.11	1.95	2.06	(0.18)	(0.55)	(0.73)
Year Ended 7/31/2017	$10.07	0.14	1.43	1.57	(0.13)	—	(0.13)
Year Ended 7/31/2016	$10.05	0.13	0.01 (e)	0.14	(0.12)	—	(0.12)
Year Ended 7/31/2015	$8.98	0.11	1.06	1.17	(0.10)	—	(0.10)
Year Ended 7/31/2014	$7.80	0.09	1.23	1.32	(0.14)	—	(0.14)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	The benefits derived from expense reductions had an impact of less than 0.01%.
(d)	Rounds to zero.
(e)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.
(f)	Institutional 3 Class shares commenced operations on June 1, 2015. Per share data and total return reflect activity from that date.
(g)	Annualized.
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Disciplined Core Fund | Annual Report 2018

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class
Year Ended 7/31/2018	$12.85	18.89%	0.65%	0.65%	1.23%	71%	$306,602
Year Ended 7/31/2017	$11.51	16.12%	0.66%	0.66%	2.46%	72%	$303,699
Year Ended 7/31/2016	$10.07	1.82%	0.68%	0.68%	0.92%	77%	$1,054
Year Ended 7/31/2015(f)	$10.06	(0.30%)	0.60% (g)	0.60% (g)	1.16% (g)	77%	$2
Class R
Year Ended 7/31/2018	$12.74	18.21%	1.23%	1.23% (c)	0.65%	71%	$4,693
Year Ended 7/31/2017	$11.42	15.49%	1.27%	1.27% (c)	1.43%	72%	$4,929
Year Ended 7/31/2016	$9.99	1.13%	1.29%	1.29% (c)	1.10%	77%	$4,349
Year Ended 7/31/2015	$9.98	12.78%	1.31%	1.31% (c)	0.86%	77%	$4,943
Year Ended 7/31/2014	$8.92	16.81%	1.37%	1.37% (c)	0.89%	73%	$3,655
Class T
Year Ended 7/31/2018	$12.84	18.42%	0.98%	0.98% (c)	0.91%	71%	$1,324
Year Ended 7/31/2017	$11.51	15.73%	1.03%	1.03% (c)	1.36%	72%	$1,482
Year Ended 7/31/2016	$10.07	1.49%	1.04%	1.04% (c)	1.39%	77%	$55,252
Year Ended 7/31/2015	$10.05	13.07%	1.06%	1.06% (c)	1.09%	77%	$76,143
Year Ended 7/31/2014	$8.98	17.10%	1.12%	1.12% (c)	1.09%	73%	$102,303
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Disciplined Core Fund | Annual Report 2018	21

Notes to Financial Statements
July 31, 2018
Note 1. Organization
Columbia Disciplined Core Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure. The Fund offers each of the share classes identified below.
Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months after purchase, charged as follows: 1.00% CDSC if redeemed within 12 months after purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.
Advisor Class shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund’s prospectus. Prior to November 1, 2017, Advisor Class shares were known as Class R4 shares.
Effective July 17, 2017, Class B shares of the Fund were no longer offered. On August 4, 2017, the capital owned by Columbia Management Investment Advisers, LLC in Class B shares was redeemed without a CDSC.
Class C shares are subject to a 1.00% CDSC on shares redeemed within 12 months after purchase. Effective July 1, 2018, Class C shares will automatically convert to Class A shares of the same Fund in the month of or the month following the 10-year anniversary of the Class C shares purchase date.
Institutional Class shares are not subject to sales charges and are generally available only to eligible investors, which are subject to different investment minimums as described in the Fund’s prospectus. Prior to November 1, 2017, Institutional Class shares were known as Class Z shares.
Institutional 2 Class shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans as described in the Fund’s prospectus. Prior to November 1, 2017, Institutional 2 Class shares were known as Class R5 shares.
Institutional 3 Class shares are not subject to sales charges and are available to institutional and certain other investors as described in the Fund’s prospectus. Prior to November 1, 2017, Institutional 3 Class shares were known as Class Y shares.
The Fund no longer accepts investments by existing investors in Class K shares. When available, Class K shares were not subject to sales charges and were made available only to existing investors in Class K shares. On March 9, 2018, Class K shares were redeemed or exchanged for Advisor Class shares of the Fund in a tax free transaction that had no impact on fees and expenses paid by the shareholders.
Class R shares are not subject to sales charges and are generally available only to certain retirement plans and other investors as described in the Fund’s prospectus.
Class T shares are subject to a maximum front-end sales charge of 2.50% per transaction and must be purchased through financial intermediaries that, by written agreement with Columbia Management Investment Distributors, Inc., are specifically authorized to sell Class T shares.
22	Columbia Disciplined Core Fund | Annual Report 2018

Notes to Financial Statements  (continued)
July 31, 2018
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
All equity securities are valued at the close of business of the New York Stock Exchange. Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees, including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of transactions, at the mean of the latest quoted bid and ask prices.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility
Columbia Disciplined Core Fund | Annual Report 2018	23

Notes to Financial Statements  (continued)
July 31, 2018
(including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker. Any interest expense paid by the Fund is shown on the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
24	Columbia Disciplined Core Fund | Annual Report 2018

Notes to Financial Statements  (continued)
July 31, 2018
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at July 31, 2018:
Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Net assets — unrealized appreciation on futures contracts	851,243*

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended July 31, 2018:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Equity risk	4,410,060

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Equity risk	32,085
Columbia Disciplined Core Fund | Annual Report 2018	25

Notes to Financial Statements  (continued)
July 31, 2018
The following table is a summary of the average outstanding volume by derivative instrument for the year ended July 31, 2018:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	41,728,396

*	Based on the ending quarterly outstanding amounts for the year ended July 31, 2018.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund’s management. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
26	Columbia Disciplined Core Fund | Annual Report 2018

Notes to Financial Statements  (continued)
July 31, 2018
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncement
Accounting Standards Update 2017-08 Premium Amortization on Purchased Callable Debt Securities
In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date. The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset dates. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. At this time, management is evaluating the implication of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.75% to 0.55% as the Fund’s net assets increase. The effective management services fee rate for the year ended July 31, 2018 was 0.63% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan. All amounts payable under the Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated funds governed by the Board of Trustees, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
Columbia Disciplined Core Fund | Annual Report 2018	27

Notes to Financial Statements  (continued)
July 31, 2018
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Class K, Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07%, 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class.
For the year ended July 31, 2018, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.09
Advisor Class	0.09
Class C	0.09
Institutional Class	0.09
Institutional 2 Class	0.06
Institutional 3 Class	0.01
Class K	0.04 (a)
Class R	0.09
Class T	0.09

(a)	Unannualized.
The Fund and certain other associated investment companies have severally, but not jointly, guaranteed the performance and observance of all the terms and conditions of a lease entered into by Seligman Data Corp. (SDC), the former transfer agent, including the payment of rent by SDC (the Guaranty). SDC was the legacy Seligman funds’ former transfer agent.
The lease and the Guaranty expire in January 2019. At July 31, 2018, the Fund’s total potential future obligation over the life of the Guaranty is $9,238. The liability remaining at July 31, 2018 for non-recurring charges associated with the lease amounted to $1,821 and is recorded as a part of the payable for other expenses in the Statement of Assets and Liabilities. SDC is owned by six associated investment companies, including the Fund. The Fund’s ownership interest in SDC at July 31, 2018 is recorded as a part of other assets in the Statement of Assets and Liabilities at a cost of $22,506, which approximates the fair value of the ownership interest.
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended July 31, 2018, these minimum account balance fees reduced total expenses of the Fund by $2,240.
Plan administration fees
Under a Plan Administration Services Agreement with the Transfer Agent, the Fund paid an annual fee at a rate of 0.25% of the Fund’s average daily net assets attributable to Class K shares for the provision of various administrative, recordkeeping, communication and educational services. As a result of all Class K shares of the Fund being redeemed or exchanged for Advisor Class shares, March 9, 2018 was the last day the Fund paid a plan administration fee for Class K shares.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at the maximum annual rates of up to 0.25%, 1.00%, 0.50% and 0.25% of the Fund’s average daily net assets attributable to Class A, Class C, Class R and Class T shares,
28	Columbia Disciplined Core Fund | Annual Report 2018

Notes to Financial Statements  (continued)
July 31, 2018
respectively. For Class C shares, of the 1.00% fee, up to 0.75% can be reimbursed for distribution expenses and up to an additional 0.25% can be reimbursed for shareholder servicing expenses. For Class R shares, of the 0.50% fee, up to 0.25% can be reimbursed for shareholder servicing expenses. For Class T shares, of the 0.25% fee, up to 0.25% can be reimbursed for distribution and/or shareholder servicing expenses.
The amount of distribution and shareholder services expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $1,267,000 for Class C shares. This amount is based on the most recent information available as of June 30, 2018, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution and/or shareholder services fee is reduced.
Sales charges (unaudited)
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the year ended July 31, 2018, if any, are listed below:
Amount ($)
Class A	820,385
Class C	2,992
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	November 1, 2017 through November 30, 2018	Prior to November 1, 2017
Class A	1.12%	1.17%
Advisor Class	0.87	0.92
Class C	1.87	1.92
Institutional Class	0.87	0.92
Institutional 2 Class	0.83	0.88
Institutional 3 Class	0.78	0.83
Class R	1.37	1.42
Class T	1.12	1.17
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
Columbia Disciplined Core Fund | Annual Report 2018	29

Notes to Financial Statements  (continued)
July 31, 2018
At July 31, 2018, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, re-characterization of distributions for investments, derivative investments, capital loss carryforwards, trustees’ deferred compensation and distribution reclassifications. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications.
In the Statement of Assets and Liabilities the following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized gain ($)	Paid in capital ($)
1,396,923	(1,396,923)	—
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended July 31, 2018			Year Ended July 31, 2017
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
62,522,526	193,704,532	256,227,058	51,738,083	—	51,738,083
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At July 31, 2018, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
21,422,733	235,127,956	(18,579,540)	1,021,012,715
At July 31, 2018, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
3,367,083,911	1,092,828,180	(71,815,465)	1,021,012,715
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at July 31, 2018, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. Capital loss carryforwards with no expiration are required to be utilized prior to any capital losses which carry an expiration date. As a result of this ordering rule, capital loss carryforwards which carry an expiration date may be more likely to expire unused. In addition, for the year ended July 31, 2018, capital loss carryforwards utilized, expired unused and permanently lost, if any, were as follows:
2019 ($)	No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)	Expired ($)	Permanently lost ($)
18,579,540	—	—	18,579,540	84,190,413	—	—
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
30	Columbia Disciplined Core Fund | Annual Report 2018

Notes to Financial Statements  (continued)
July 31, 2018
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $3,036,528,762 and $3,469,212,877, respectively, for the year ended July 31, 2018. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the year ended July 31, 2018.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed.
The Fund had no borrowings during the year ended July 31, 2018.
Note 9. Significant risks
Shareholder concentration risk
At July 31, 2018, affiliated shareholders of record owned 84.9% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Columbia Disciplined Core Fund | Annual Report 2018	31

Notes to Financial Statements  (continued)
July 31, 2018
Technology and technology-related investment risk
The Fund may be more susceptible to the particular risks that may affect companies in the information technology sector, as well as other technology-related sectors (collectively, the technology sectors) than if it were invested in a wider variety of companies in unrelated sectors. Companies in the technology sectors are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise. In addition, many technology sector companies have limited operating histories and prices of these companies’ securities historically have been more volatile than other securities, especially over the short term.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
32	Columbia Disciplined Core Fund | Annual Report 2018

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust II and Shareholders of Columbia Disciplined Core Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Disciplined Core Fund (one of the funds constituting Columbia Funds Series Trust II, hereafter referred to as the "Fund") as of July 31, 2018, the related statement of operations for the year ended July 31, 2018, the statement of changes in net assets for each of the two years in the period ended July 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of July 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended July 31, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2018 by correspondence with the custodian, transfer agent and brokers. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
September 21, 2018
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Columbia Disciplined Core Fund | Annual Report 2018	33

Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended July 31, 2018. Shareholders will be notified in early 2019 of the amounts for use in preparing 2018 income tax returns.
Qualified dividend income	Dividends received deduction	Capital gain dividend
100.00%	100.00%	$246,884,354
Qualified dividend income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.
Dividends received deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
34	Columbia Disciplined Core Fund | Annual Report 2018

TRUSTEES AND OFFICERS
Shareholders elect the Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, Trustees not affiliated with the Investment Manager generally may serve through the end of the calendar year in which they reach either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Columbia Funds Board meeting they attended as a member of the Board.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1953	Trustee since 1/17	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	124	Advisory Board Member, University of Colorado Business School since November 2015; former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011- 2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance) since February 2018; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Interim Chair, Minnesota Sports Facilities Authority, March 2017-July 2017	124	Trustee, BlueCross BlueShield of Minnesota since 2009 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee since 2017); Chair of the Robina Foundation since August 2013; former Member of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017
Edward J. Boudreau, Jr. c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Chair of the Board since 1/18; Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Investments (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Mutual Life Insurance Company, including Senior Vice President and Treasurer and Senior Vice President Information Technology, 1968-1988	124	Former Trustee, Boston Museum of Science (Chair of Finance Committee) 1985-2013; former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
Columbia Disciplined Core Fund | Annual Report 2018	35

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	124	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996; Director, Darien Rowayton Bank (Audit Committee) since 2017
William P. Carmichael c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies), 1998-2007; Adjunct Professor of Finance, Kelley School of Business, Indiana University, 1993-2007; Senior Vice President, Sara Lee Corporation, 1991-1993; Senior Vice President and Chief Financial Officer, Beatrice Foods Company, 1984-1990; Vice President, Esmark, Inc., 1973-1984; Associate, Price Waterhouse, 1968-1972	124	Director, The Finish Line (athletic shoes and apparel) since July 2003; former Director, Cobra Electronics Corporation (electronic equipment manufacturer), 1994-August 2014; former Director, Spectrum Brands, Inc. (consumer products), 2002-2009; former Director, Simmons Company (bedding), 2004-2010; former Trustee, BofA Funds Series Trust (11 funds) 2003-2011; former Director, McMoRan Exploration Company (oil and gas exploration and development) 2010 - 2013; former Director, International Textile Corp., 2012-2016; former Director, hhgregg, 2015-2017
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	124	Trustee, MA Taxpayers Foundation since 1997; Board of Directors, The MA Business Roundtable since 2003; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 12/17	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	122	Trustee, Catholic Schools Foundation since 2004
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	124	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
36	Columbia Disciplined Core Fund | Annual Report 2018

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	124	Director, BlueCross BlueShield of South Carolina since April 2008; Director, National Association of Corporate Directors, Carolinas Chapter, since 2013; Board Chair, Hollingsworth Funds since 2016; Advisory Board member, Duke Energy Corp. since October 2016; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1964	Trustee since 12/17	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016	122	Director, NAPE Education Foundation since October 2016
Interested trustee not affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships/ held by Trustee during the past five years
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006, Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	122	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011
*	Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an “interested person” (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.
Columbia Disciplined Core Fund | Annual Report 2018	37

TRUSTEES AND OFFICERS  (continued)
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010 - September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006 - August 2012.	194	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, 2006-January 2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
Nations Funds refer to the Funds within the Columbia Funds Complex that historically bore the Nations brand and includes series of Columbia Funds Series Trust. RiverSource Funds refer to the Funds within the Columbia Funds Complex that historically bore the RiverSource brand and includes series of Columbia Funds Series Trust II.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
38	Columbia Disciplined Core Fund | Annual Report 2018

TRUSTEES AND OFFICERS  (continued)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously, Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017) and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously, Vice President and Group Counsel, August 2011 - August 2018); officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010 - 2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Columbia Disciplined Core Fund | Annual Report 2018	39

Approval of Management Agreement
Columbia Management Investment Advisers, LLC (Columbia Threadneedle or the Investment Manager, and together with its domestic and global affiliates, Columbia Threadneedle Investments), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia Disciplined Core Fund (the Fund). Under a management agreement (the Management Agreement), Columbia Threadneedle provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).
On an annual basis, the Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the Management Agreement. Columbia Threadneedle prepared detailed reports for the Board and its Contracts Committee in November 2017 and February, March, April and June 2018, including reports providing the results of analyses performed by an independent organization, Broadridge Financial Solutions, Inc. (Broadridge), and a comprehensive response to items of information requested by independent legal counsel to the Independent Trustees (Independent Legal Counsel) in a letter to the Investment Manager, to assist the Board in making this determination. Many of the materials presented at these meetings were first supplied in draft form to designated independent Board representatives, i.e., Independent Legal Counsel, Fund Counsel, the Chair of the Board (who is an Independent Trustee) and the Chair of the Contracts Committee (who is an Independent Trustee), and the final materials were revised to include information reflective of discussion and subsequent requests made by the Contracts Committee. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management personnel and reviews information prepared by Columbia Threadneedle addressing the services Columbia Threadneedle provides and Fund performance. The Board also accords appropriate weight to the work, deliberations and conclusions of the various committees, such as the Contracts Committee, the Investment Review Committee, the Audit Committee and the Compliance Committee in determining whether to continue the Management Agreement.
The Board, at its June 18-20, 2018 in-person Board meeting (the June Meeting), considered the renewal of the Management Agreement for an additional one-year term. At the June Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of management agreements and the Board’s legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement.
Nature, extent and quality of services provided by Columbia Threadneedle
The Board analyzed various reports and presentations it had received detailing the services performed by Columbia Threadneedle, as well as its history, reputation, expertise, resources and capabilities, and the qualifications of its personnel.
The Board specifically considered the many developments during recent years concerning the services provided by Columbia Threadneedle, including, in particular, the organization and depth of the equity and credit research departments and the various technological enhancements that have been made or are anticipated. The Board further observed the enhancements to the investment risk management department’s processes, systems and oversight, as well as planned 2018 initiatives in this regard. The Board also took into account the broad scope of services provided by Columbia Threadneedle to each Fund, including, among other services, investment, risk and compliance oversight. The Board also took into account the information it received concerning Columbia Threadneedle’s ability to attract and retain key portfolio management personnel and that it has sufficient resources to provide competitive and adequate compensation to investment personnel.
In connection with the Board’s evaluation of the overall package of services provided by Columbia Threadneedle, the Board also considered the nature, quality and range of administrative services provided to the Fund by Columbia Threadneedle, as well as the achievements in 2017 in the performance of administrative services, and noted the various enhancements anticipated for 2018. In evaluating the quality of services provided under the Management Agreement, the Board also took into account the organization and strength of the Fund’s and its service providers’ compliance programs. In addition, the Board reviewed the financial condition of Columbia Threadneedle and its affiliates and each entity’s ability to carry out its responsibilities under the Management Agreement and the Fund’s other service agreements with affiliates of Ameriprise Financial, observing the financial strength of Ameriprise Financial, with its strong cash position and solid balance sheet.
40	Columbia Disciplined Core Fund | Annual Report 2018

Approval of Management Agreement  (continued)
The Board also discussed the acceptability of the terms of the Management Agreement (including the relatively broad scope of services required to be performed by Columbia Threadneedle), noting that no material changes are proposed from the form of agreement previously approved. They also noted the wide array of legal and compliance services provided to the Funds under the Management Agreement. It was also observed that the services being performed under the Management Agreement were of a reasonably high quality.
Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that Columbia Threadneedle and its affiliates are in a position to continue to provide a high quality and level of services to the Fund.
Investment performance
For purposes of evaluating the nature, extent and quality of services provided under the Management Agreement, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered detailed reports providing the results of analyses performed by an independent organization showing, for various periods, including since manager inception, the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group, the product score of the Fund (taking into account performance relative to peers and benchmarks) and the net assets of the Fund. The Board observed that the Fund’s investment performance met expectations.
Comparative fees, costs of services provided and the profits realized by Columbia Threadneedle and its affiliates from their relationships with the Fund
The Board reviewed comparative fees and the costs of services provided under the Management Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by an independent organization) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to Columbia Threadneedle’s profitability.
The Board considered the reports of its independent fee consultant, JDL Consultants, LLC (JDL), which assisted in the Board’s analysis of the Funds’ performance and expenses, the reasonableness of the Funds’ fee rates, and JDL’s conclusion that the management fees being charged to the Fund are reasonable. The Board accorded particular weight to the notion that the level of fees should generally reflect a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with certain defined exceptions) are generally in line with the "pricing philosophy" currently in effect (i.e., that Fund total expense ratios, in general, approximate or are lower than median expense ratios of funds in an agreed upon Lipper or customized comparison universe). The Board took into account that the Fund’s total expense ratio (after considering proposed expense caps/waivers) was below the peer universe’s median expense ratio shown in the reports. Based on its review, the Board concluded that the Fund’s management fee was fair and reasonable in light of the extent and quality of services that the Fund receives.
The Board also considered the profitability of Columbia Threadneedle and its affiliates in connection with Columbia Threadneedle providing management services to the Fund. In this regard, the Independent Trustees referred to their detailed analysis of the Profitability Report, discussing the profitability to Columbia Threadneedle and Ameriprise Financial from managing, operating and distributing the Funds. The Board considered that in 2017 the Board had concluded that 2016 profitability was reasonable and that Columbia Threadneedle generated 2017 profitability that only increased slightly from 2016 levels. It also took into account the indirect economic benefits flowing to Columbia Threadneedle or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Fund should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.
Columbia Disciplined Core Fund | Annual Report 2018	41

Approval of Management Agreement  (continued)
Economies of scale to be realized
The Board also considered the economies of scale that might be realized by Columbia Threadneedle as the Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth. In this regard, the Board took into account that management fees decline as Fund assets exceed various breakpoints, all of which have not been surpassed. The Board concluded that the breakpoints in the management fee rate schedule satisfactorily provides for the sharing of economies of scale, as they allow for adequate opportunity for shareholders to realize benefits (fee breaks) as Fund assets grow.
Based on the foregoing, the Board, including all of the Independent Trustees, concluded that the management fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On June 20, 2018, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement.
42	Columbia Disciplined Core Fund | Annual Report 2018

Additional information
The Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the SEC at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
Through October 31, 2018:
P.O. Box 8081
Boston, MA 02266-8081
Effective November 1, 2018:
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Disciplined Core Fund | Annual Report 2018	43

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Columbia Disciplined Core Fund
Through October 31, 2018:
P.O. Box 8081
Boston, MA 02266-8081
Effective November 1, 2018:
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2018 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus .com/investor/
ANN177_07_H01_(09/18)

Annual Report
July 31, 2018
Columbia Disciplined Growth Fund
Not FDIC Insured • No bank guarantee • May lose value

President’s Message
Dear Shareholders,
The year 2017 was an extraordinary year in the financial markets. The S&P 500 Index didn’t experience a single down month and returned over 20%. Continuing this trend, January 2018 marked the fastest start for the index ever. Low volatility, which had been a feature of the U.S. equity market for several years, along with the surge in the S&P 500 Index, drove investor sentiment to very high levels. This arguably set the stage for an overdue correction, which we witnessed in February 2018.
A return to volatility
There have been few periods of market upheaval such as were experienced in the first part of 2018. While investors were taken by surprise by the sudden and pronounced market swings, the return to some level of volatility actually marked a resumption of relatively normal market conditions. Having said that, it’s important to distinguish between a good technical correction where excess enthusiasm in the marketplace is being let out, versus a real change in the underlying fundamentals – things like an underperforming economy or weaker corporate earnings. Our view is that the recent market volatility falls into the former category, and the fundamentals remain strong. We’re continuing to see improvements in global economic activity, and we’re seeing corporate earnings expectations continue to rise – and not just because of tax reform.
Consistency is more important than ever
It’s important to keep in mind that when it comes to long-term investing, it’s the destination, not the journey that matters most. If you have a financial goal that you’ve worked out with your financial advisor, and you have a good asset allocation plan to reach it, it’s a question of sticking with your plan rather than become focused on near-term volatility. Bouts of volatility are normal. After all, it’s hard to cross the ocean without hitting an occasional rough patch. You need to focus on the destination.
One final thought. In weathering volatility, it’s the consistency of the return that is essential. Investors who chase higher returns are usually the first to sell when an investment goes through a bad patch, and they therefore don’t tend to benefit from the recovery. More disciplined investors who perhaps panic less or not at all during periods of volatility, tend to have improved long-term results and are more likely to reach their financial goals. Nothing is more important to us than making sure those who have entrusted us to protect and grow their assets are able to do what matters most to them.
Your success is our priority. Talk to your financial advisor about how working with Columbia Threadneedle Investments may help you position your portfolio for consistent, sustainable outcomes, no matter the market conditions.
Sincerely,
Christopher O. Petersen
President, Columbia Funds
The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance. Past performance is no guarantee of future results.
Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
© 2018 Columbia Management Investment Advisers, LLC. All rights reserved.
Columbia Disciplined Growth Fund   |  Annual Report 2018

Columbia Disciplined Growth Fund  |  Annual Report 2018

Fund at a Glance
Investment objective
Columbia Disciplined Growth Fund (the Fund) seeks to provide shareholders with long-term capital growth.
Portfolio management
Brian Condon, CFA
Co-Portfolio Manager
Managed Fund since 2010
Peter Albanese
Co-Portfolio Manager
Managed Fund since 2014
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2018 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended July 31, 2018)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	05/17/07	20.79	15.96	11.68
	Including sales charges		13.84	14.60	11.02
Advisor Class*		06/01/15	21.06	16.15	11.77
Class C	Excluding sales charges	05/17/07	19.77	15.06	10.83
	Including sales charges		18.77	15.06	10.83
Institutional Class*		09/27/10	20.99	16.24	11.87
Institutional 2 Class*		11/08/12	21.10	16.40	11.93
Institutional 3 Class*		06/01/15	21.17	16.27	11.83
Class R		05/17/07	20.32	15.64	11.39
Class T	Excluding sales charges	08/01/08	20.77	15.94	11.67
	Including sales charges		17.69	15.36	11.39
Russell 1000 Growth Index			22.84	15.83	12.37
Returns for Class A shares are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. Returns for Class T shares are shown with and without the maximum initial sales charge of 2.50% per transaction. The Fund’s other classes are not subject to sales charges and have limited eligibility. Effective November 1, 2017, Class R4, Class R5, Class Y and Class Z shares were renamed Advisor Class, Institutional 2 Class, Institutional 3 Class and Institutional Class shares, respectively. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. Since the Fund launched more than one share class at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The Russell 1000 Growth Index, an unmanaged index, measures the performance of those Russell 1000 Index companies with higher priceto-book ratios and higher forecasted growth values.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
2	Columbia Disciplined Growth Fund | Annual Report 2018

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (July 31, 2008 — July 31, 2018)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Disciplined Growth Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Top 10 holdings (%) (at July 31, 2018)
Apple, Inc.	6.0
Microsoft Corp.	5.6
Facebook, Inc., Class A	4.5
Amazon.com, Inc.	4.4
Alphabet, Inc., Class A	3.6
Boeing Co. (The)	3.2
MasterCard, Inc., Class A	3.2
Visa, Inc., Class A	3.1
Home Depot, Inc. (The)	2.7
Adobe Systems, Inc.	2.7
Percentages indicated are based upon total investments (excluding Money Market Funds and derivatives, if any).
For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”
Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.
Portfolio breakdown (%) (at July 31, 2018)
Common Stocks	98.8
Money Market Funds	1.2
Total	100.0
Percentages indicated are based upon total investments and exclude investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at July 31, 2018)
Consumer Discretionary	18.0
Consumer Staples	5.4
Energy	0.5
Financials	4.0
Health Care	14.3
Industrials	12.5
Information Technology	41.1
Materials	2.3
Real Estate	1.9
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

Columbia Disciplined Growth Fund | Annual Report 2018	3

Manager Discussion of Fund Performance
At July 31, 2018, approximately 39.9% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.
For the 12-month period that ended July 31, 2018, the Fund’s Class A shares gained 20.79% excluding sales charges. The Fund produced double-digit absolute gains but underperformed its benchmark, the Russell 1000 Growth Index, which rose 22.84% for the same time period. The Fund’s relative results can be attributed primarily to stock selection, though sector allocation detracted as well.
Investors favored economically-sensitive cyclical U.S. equity sectors
U.S. equity markets produced robust returns during the period, with most major indices generating double-digit gains. Within the benchmark, economically-sensitive information technology and consumer discretionary stocks were among the biggest winners, while the more traditionally defensive consumer staples and telecommunication services sectors lagged most.
Expectations for pro-growth policy changes, particularly the U.S. Administration’s tax reform package signed into law at the end of December 2017, proved to be catalysts for U.S. equities during the first half of the annual period. Positive investor sentiment toward these policy measures outweighed the pressures of increasing geopolitical tensions and uncertainty around the relationship between the U.S. and key European allies. The U.S. equity markets’ momentum continued through the end of January 2018, when fears regarding the pace of rising interest rates, higher inflation expectations and threats of potential trade wars curbed returns. Through most of the second half of the annual period, good economic data and generally strong corporate earnings reports more than offset persistent worries about potential trade wars and political tensions. Growth strategies outperformed value strategies for most of the period, but July 2018 saw a reversal of the longstanding theme within the U.S. equity markets, as value stocks outperformed growth stocks for the month.
Market sensitive, growth stocks led market higher
For most of the period, strong economic growth in the U.S. propelled stocks with the most market sensitivity higher. In addition, investors maintained their appetite for high growth names, as some of the most expensive and highest momentum stocks performed best. Unsurprisingly, stocks exhibiting more traditional value characteristics, such as higher earnings yields and higher leverage, were out of favor during the period. This was most evident in the performance of large-cap stocks, as the benchmark Russell 1000 Growth Index returned 22.84% compared to the 9.54% return of the Russell 1000 Value Index for the period.
Our stock selection model was generally positive during the period. We divide the metrics for our stock selection model into three broad categories — valuation, catalyst and quality. We then rank the securities within a sector/industry from “1” (most attractive) to “5” (least attractive) based upon the metrics within these categories. During the period, those stocks rated most attractive to buy significantly outperformed the benchmark and those stocks rated least attractive generally underperformed. Performance within our “2” and “4” rated stocks, however, was more mixed. As measured by category, the catalyst model performed strongly during the period. As the U.S. equity markets were heavily driven by the highest momentum, growth-oriented names, our catalyst factors were able to capitalize on this trend and identify strongly performing stocks. The quality category of our stock selection model also performed well, while the valuation model generated more mixed results.
Stock selection overall hampered returns
The Fund maintained a relatively neutral stance on sector allocation, though sector allocation did detract from relative performance during the period. However, this was primarily attributable to the Fund having a cash position during a period when the benchmark rallied. Stock selection overall detracted most from the Fund’s performance relative to the benchmark. Stock selection in the consumer discretionary and health care sectors hurt the Fund’s relative performance most.
4	Columbia Disciplined Growth Fund | Annual Report 2018

Manager Discussion of Fund Performance  (continued)
Among the Fund’s greatest individual detractors were Charter Communications, Amazon.com and Broadcom. Shares of broadband communication services firm Charter Communications declined after posting disappointing quarterly results, highlighted by declining numbers of video subscribers. Increased competition and potential merger activity also tempered expectations for the company. Shares of Amazon.com climbed during the period as it continued to disrupt several industries, but the Fund had an underweighted position in the online retailing giant and thus it detracted. In January 2018, Amazon.com announced a strategic partnership with Berkshire Hathaway and JPMorgan Chase to address health care for its employees, and investors rewarded its innovative culture and massive customer base. Semiconductor company Broadcom saw its shares decline sharply toward the end of the period after it was announced the company was acquiring software company CA Technologies, a move for which the strategic rationale many analysts questioned.
Industrials and information technology stock selection boosted returns
Stock selection in the industrials and information technology sectors contributed most positively to the Fund’s relative performance during the period. Stock selection in materials and financials boosted results as well.
Among the individual stocks contributing most to relative performance were Adobe Systems, Mastercard and Boeing. Shares of digital marketing and media solutions company Adobe Systems climbed rather steadily through the period, bolstered by strong operating results, particularly in its digital media segment. Shares of Mastercard rose substantially, as the payment company continued to execute well and post impressive quarterly operating results, benefiting from increasing volume growth due to the secular shift toward electronic payments. Aerospace and defense company Boeing posted strong operating results driven by its commercial aircraft deliveries. Shares of Boeing also rose on expected benefits from the U.S. Administration’s economic growth and tax reform policies.
Portfolio construction process guided investment changes
While there were some changes in sector allocations and individual security positions during the period as a result of the Fund’s bottom-up stock selection process, all changes were quite modest, as we maintained our sector neutral investment approach. Within our stock selection model, our team refreshed the consumer staples model. This is a stable, mature sector and therefore the high-level composition of the new model is similar to that of the previous model, but the new model further diversifies coverage and captures additional fundamental drivers, most notably earnings quality. We also improved factor and theme diversification within the financials-intermediaries model, with additional factors providing more balance and incorporating measures of stability and growth that complement valuation, profitability and momentum.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Growth securities, at times, may not perform as well as value securities or the stock market in general and may be out of favor with investors. Investing in derivatives is a specialized activity that involves special risks, which may result in significant losses. The Fund may invest significantly in issuers within a particular sector, which may be negatively affected by market, economic or other conditions, making the Fund more vulnerable to unfavorable developments in the sector. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Columbia Disciplined Growth Fund | Annual Report 2018	5

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
February 1, 2018 — July 31, 2018
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,021.20	1,019.04	5.81	5.81	1.16
Advisor Class	1,000.00	1,000.00	1,023.10	1,020.28	4.56	4.56	0.91
Class C	1,000.00	1,000.00	1,017.90	1,015.32	9.56	9.54	1.91
Institutional Class	1,000.00	1,000.00	1,023.00	1,020.28	4.56	4.56	0.91
Institutional 2 Class	1,000.00	1,000.00	1,023.30	1,020.58	4.26	4.26	0.85
Institutional 3 Class	1,000.00	1,000.00	1,023.80	1,020.83	4.01	4.01	0.80
Class R	1,000.00	1,000.00	1,020.10	1,017.80	7.06	7.05	1.41
Class T	1,000.00	1,000.00	1,022.10	1,019.04	5.82	5.81	1.16
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
6	Columbia Disciplined Growth Fund | Annual Report 2018

Portfolio of Investments
July 31, 2018
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 98.9%
Issuer	Shares	Value ($)
Consumer Discretionary 17.8%
Auto Components 1.5%
Gentex Corp.	228,300	5,296,560
Lear Corp.	17,000	3,062,210
Total		8,358,770
Hotels, Restaurants & Leisure 3.0%
Las Vegas Sands Corp.	108,900	7,829,910
Marriott International, Inc., Class A	73,600	9,409,024
Total		17,238,934
Internet & Direct Marketing Retail 5.5%
Amazon.com, Inc.(a)	13,855	24,626,431
Booking Holdings, Inc.(a)	3,220	6,532,478
Total		31,158,909
Media 1.1%
Walt Disney Co. (The)	54,800	6,223,088
Specialty Retail 5.2%
Home Depot, Inc. (The)	76,800	15,169,536
Ross Stores, Inc.	68,000	5,945,240
Urban Outfitters, Inc.(a)	181,800	8,071,920
Total		29,186,696
Textiles, Apparel & Luxury Goods 1.5%
VF Corp.	90,700	8,350,749
Total Consumer Discretionary		100,517,146
Consumer Staples 5.3%
Food & Staples Retailing 1.0%
Kroger Co. (The)	54,100	1,568,900
Walgreens Boots Alliance, Inc.	60,700	4,104,534
Total		5,673,434
Food Products 0.9%
General Mills, Inc.	34,000	1,566,040
Kellogg Co.	43,400	3,082,702
Pilgrim’s Pride Corp.(a)	25,900	461,538
Total		5,110,280
Household Products 1.3%
Kimberly-Clark Corp.	64,000	7,287,040
Common Stocks (continued)
Issuer	Shares	Value ($)
Personal Products 1.5%
Herbalife Ltd.(a)	165,400	8,539,602
Tobacco 0.6%
Altria Group, Inc.	55,700	3,268,476
Total Consumer Staples		29,878,832
Energy 0.5%
Energy Equipment & Services 0.1%
Halliburton Co.	22,000	933,240
Oil, Gas & Consumable Fuels 0.4%
Continental Resources, Inc.(a)	21,000	1,341,270
EOG Resources, Inc.	5,800	747,852
Total		2,089,122
Total Energy		3,022,362
Financials 4.0%
Capital Markets 2.4%
S&P Global, Inc.	57,400	11,505,256
T. Rowe Price Group, Inc.	18,400	2,191,072
Total		13,696,328
Consumer Finance 1.3%
Capital One Financial Corp.	75,100	7,083,432
Insurance 0.3%
Allstate Corp. (The)	17,400	1,655,088
Total Financials		22,434,848
Health Care 14.1%
Biotechnology 5.3%
Alexion Pharmaceuticals, Inc.(a)	38,900	5,172,144
Biogen, Inc.(a)	20,000	6,687,400
BioMarin Pharmaceutical, Inc.(a)	48,500	4,877,160
bluebird bio, Inc.(a)	8,500	1,316,650
Celgene Corp.(a)	10,900	981,981
Gilead Sciences, Inc.	59,800	4,654,234
Sage Therapeutics, Inc.(a)	11,200	1,616,384
Vertex Pharmaceuticals, Inc.(a)	26,700	4,673,835
Total		29,979,788
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Disciplined Growth Fund | Annual Report 2018	7

Portfolio of Investments  (continued)
July 31, 2018
Common Stocks (continued)
Issuer	Shares	Value ($)
Health Care Equipment & Supplies 1.8%
Baxter International, Inc.	141,800	10,273,410
Health Care Providers & Services 3.0%
Express Scripts Holding Co.(a)	58,900	4,680,194
Humana, Inc.	1,900	596,942
WellCare Health Plans, Inc.(a)	42,900	11,472,318
Total		16,749,454
Life Sciences Tools & Services 0.1%
Waters Corp.(a)	3,000	591,810
Pharmaceuticals 3.9%
Bristol-Myers Squibb Co.	139,400	8,189,750
Eli Lilly & Co.	140,700	13,902,567
Total		22,092,317
Total Health Care		79,686,779
Industrials 12.3%
Aerospace & Defense 4.2%
Boeing Co. (The)	50,000	17,815,000
General Dynamics Corp.	30,400	6,072,704
Total		23,887,704
Air Freight & Logistics 0.8%
CH Robinson Worldwide, Inc.	36,000	3,320,280
Expeditors International of Washington, Inc.	14,500	1,104,465
Total		4,424,745
Airlines 1.7%
Delta Air Lines, Inc.	182,600	9,937,092
Electrical Equipment 1.6%
AMETEK, Inc.	117,100	9,110,380
Machinery 2.2%
Allison Transmission Holdings, Inc.	220,400	10,358,800
Illinois Tool Works, Inc.	14,500	2,078,285
Total		12,437,085
Professional Services 0.7%
Robert Half International, Inc.	49,800	3,772,848
Road & Rail 0.5%
Union Pacific Corp.	17,900	2,683,031
Common Stocks (continued)
Issuer	Shares	Value ($)
Trading Companies & Distributors 0.6%
MSC Industrial Direct Co., Inc., Class A	38,300	3,241,329
Total Industrials		69,494,214
Information Technology 40.7%
Communications Equipment 0.2%
F5 Networks, Inc.(a)	6,700	1,148,246
Internet Software & Services 9.9%
Alphabet, Inc., Class A(a)	16,515	20,267,538
Facebook, Inc., Class A(a)	145,200	25,058,616
VeriSign, Inc.(a)	70,100	10,180,623
Total		55,506,777
IT Services 6.2%
MasterCard, Inc., Class A	89,900	17,800,200
Visa, Inc., Class A	127,300	17,407,002
Total		35,207,202
Semiconductors & Semiconductor Equipment 4.6%
Applied Materials, Inc.	11,300	549,519
Broadcom, Inc.	50,000	11,088,500
Lam Research Corp.	16,200	3,088,368
Micron Technology, Inc.(a)	165,200	8,720,908
ON Semiconductor Corp.(a)	101,200	2,231,460
Total		25,678,755
Software 12.4%
Adobe Systems, Inc.(a)	61,000	14,925,480
Aspen Technology, Inc.(a)	54,700	5,239,713
Fortinet, Inc.(a)	157,100	9,883,161
Microsoft Corp.	293,790	31,165,243
VMware, Inc., Class A(a)	61,700	8,921,203
Total		70,134,800
Technology Hardware, Storage & Peripherals 7.4%
Apple, Inc.(b)	176,877	33,657,925
NetApp, Inc.	102,500	7,945,800
Total		41,603,725
Total Information Technology		229,279,505

The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Disciplined Growth Fund | Annual Report 2018

Portfolio of Investments  (continued)
July 31, 2018
Common Stocks (continued)
Issuer	Shares	Value ($)
Materials 2.3%
Chemicals 2.3%
LyondellBasell Industries NV, Class A	86,800	9,616,572
Westlake Chemical Corp.	28,400	3,045,048
Total		12,661,620
Total Materials		12,661,620
Real Estate 1.9%
Equity Real Estate Investment Trusts (REITS) 1.5%
American Tower Corp.	55,100	8,168,024
Gaming and Leisure Properties, Inc.	7,200	261,504
Total		8,429,528
Real Estate Management & Development 0.4%
CBRE Group, Inc., Class A(a)	42,500	2,116,500
Total Real Estate		10,546,028
Total Common Stocks (Cost $388,716,732)		557,521,334

Money Market Funds 1.2%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 2.035%(c),(d)	6,704,464	6,703,794
Total Money Market Funds (Cost $6,704,147)		6,703,794
Total Investments in Securities (Cost: $395,420,879)		564,225,128
Other Assets & Liabilities, Net		(471,329)
Net Assets		563,753,799

At July 31, 2018, securities and/or cash totaling $532,812 were pledged as collateral.
Investments in derivatives
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
S&P 500 E-mini	52	09/2018	USD	7,324,460	130,131	—
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	This security or a portion of this security has been pledged as collateral in connection with derivative contracts.
(c)	The rate shown is the seven-day current annualized yield at July 31, 2018.
(d)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended July 31, 2018 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 2.035%
	7,790,822	64,604,449	(65,690,807)	6,704,464	(251)	(703)	143,847	6,703,794
Currency Legend
USD	US Dollar
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Disciplined Growth Fund | Annual Report 2018	9

Portfolio of Investments  (continued)
July 31, 2018
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The following table is a summary of the inputs used to value the Fund’s investments at July 31, 2018:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments in Securities
Common Stocks
Consumer Discretionary	100,517,146	—	—	—	100,517,146
Consumer Staples	29,878,832	—	—	—	29,878,832
Energy	3,022,362	—	—	—	3,022,362
Financials	22,434,848	—	—	—	22,434,848
Health Care	79,686,779	—	—	—	79,686,779
Industrials	69,494,214	—	—	—	69,494,214
Information Technology	229,279,505	—	—	—	229,279,505
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Disciplined Growth Fund | Annual Report 2018

Portfolio of Investments  (continued)
July 31, 2018
Fair value measurements  (continued)
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Materials	12,661,620	—	—	—	12,661,620
Real Estate	10,546,028	—	—	—	10,546,028
Total Common Stocks	557,521,334	—	—	—	557,521,334
Money Market Funds	—	—	—	6,703,794	6,703,794
Total Investments in Securities	557,521,334	—	—	6,703,794	564,225,128
Investments in Derivatives
Asset
Futures Contracts	130,131	—	—	—	130,131
Total	557,651,465	—	—	6,703,794	564,355,259
See the Portfolio of Investments for all investment classifications not indicated in the table.
Derivative instruments are valued at unrealized appreciation (depreciation).
There were no transfers of financial assets between levels during the period.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Disciplined Growth Fund | Annual Report 2018	11

Statement of Assets and Liabilities
July 31, 2018
Assets
Investments in securities, at value
Unaffiliated issuers (cost $388,716,732)	$557,521,334
Affiliated issuers (cost $6,704,147)	6,703,794
Receivable for:
Capital shares sold	198,586
Dividends	213,804
Variation margin for futures contracts	36,140
Prepaid expenses	4,847
Total assets	564,678,505
Liabilities
Payable for:
Capital shares purchased	768,003
Management services fees	11,405
Distribution and/or service fees	1,488
Transfer agent fees	33,499
Compensation of board members	60,746
Other expenses	49,565
Total liabilities	924,706
Net assets applicable to outstanding capital stock	$563,753,799
Represented by
Paid in capital	350,961,459
Undistributed net investment income	150,614
Accumulated net realized gain	43,707,346
Unrealized appreciation (depreciation) on:
Investments - unaffiliated issuers	168,804,602
Investments - affiliated issuers	(353)
Futures contracts	130,131
Total - representing net assets applicable to outstanding capital stock	$563,753,799
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Disciplined Growth Fund | Annual Report 2018

Statement of Assets and Liabilities  (continued)
July 31, 2018
Class A
Net assets	$130,692,636
Shares outstanding	12,928,574
Net asset value per share	$10.11
Maximum sales charge	5.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$10.73
Advisor Class
Net assets	$7,947,379
Shares outstanding	780,698
Net asset value per share	$10.18
Class C
Net assets	$21,203,157
Shares outstanding	2,192,238
Net asset value per share	$9.67
Institutional Class
Net assets	$123,249,820
Shares outstanding	12,069,825
Net asset value per share	$10.21
Institutional 2 Class
Net assets	$12,184,255
Shares outstanding	1,155,046
Net asset value per share	$10.55
Institutional 3 Class
Net assets	$266,179,560
Shares outstanding	25,828,068
Net asset value per share	$10.31
Class R
Net assets	$1,351,891
Shares outstanding	133,394
Net asset value per share	$10.13
Class T
Net assets	$945,101
Shares outstanding	92,876
Net asset value per share	$10.18
Maximum sales charge	2.50%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge per transaction for Class T shares)	$10.44
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Disciplined Growth Fund | Annual Report 2018	13

Statement of Operations
Year Ended July 31, 2018
Net investment income
Income:
Dividends — unaffiliated issuers	$6,810,957
Dividends — affiliated issuers	143,847
Total income	6,954,804
Expenses:
Management services fees	4,036,108
Distribution and/or service fees
Class A	308,312
Class C	234,843
Class R	6,733
Class T	2,629
Transfer agent fees
Class A	146,046
Advisor Class	8,522
Class C	27,823
Institutional Class	138,802
Institutional 2 Class	5,584
Institutional 3 Class	20,164
Class K	1
Class R	1,593
Class T	1,247
Plan administration fees
Class K	5
Compensation of board members	24,234
Custodian fees	6,828
Printing and postage fees	40,052
Registration fees	149,980
Audit fees	31,257
Legal fees	12,469
Compensation of chief compliance officer	103
Other	18,578
Total expenses	5,221,913
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(1,470)
Fees waived by transfer agent
Institutional 2 Class	(1,068)
Institutional 3 Class	(12,837)
Expense reduction	(40)
Total net expenses	5,206,498
Net investment income	1,748,306
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	60,705,689
Investments — affiliated issuers	(251)
Futures contracts	1,569,228
Net realized gain	62,274,666
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	38,475,995
Investments — affiliated issuers	(703)
Futures contracts	(15,535)
Net change in unrealized appreciation (depreciation)	38,459,757
Net realized and unrealized gain	100,734,423
Net increase in net assets resulting from operations	$102,482,729
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Disciplined Growth Fund | Annual Report 2018

Statement of Changes in Net Assets
	Year Ended July 31, 2018	Year Ended July 31, 2017
Operations
Net investment income	$1,748,306	$2,914,461
Net realized gain	62,274,666	60,371,490
Net change in unrealized appreciation (depreciation)	38,459,757	19,272,821
Net increase in net assets resulting from operations	102,482,729	82,558,772
Distributions to shareholders
Net investment income
Class A	(361,155)	(738,767)
Advisor Class	(43,563)	(9,267)
Class I	—	(2,034,903)
Institutional Class	(613,386)	(261,917)
Institutional 2 Class	(36,308)	(19,441)
Institutional 3 Class	(1,631,375)	(67)
Class K	(13)	(19)
Class R	(1,080)	(2,130)
Class T	(3,203)	(424,200)
Net realized gains
Class A	(14,373,536)	(7,551,526)
Advisor Class	(973,359)	(63,938)
Class B	—	(10,121)
Class C	(2,895,576)	(1,113,873)
Class I	—	(11,641,861)
Institutional Class	(13,608,326)	(1,807,040)
Institutional 2 Class	(711,732)	(117,266)
Institutional 3 Class	(29,985,515)	(385)
Class K	(371)	(139)
Class R	(168,850)	(39,541)
Class T	(125,818)	(4,290,095)
Total distributions to shareholders	(65,533,166)	(30,126,496)
Increase (decrease) in net assets from capital stock activity	25,206,723	(70,887,438)
Total increase (decrease) in net assets	62,156,286	(18,455,162)
Net assets at beginning of year	501,597,513	520,052,675
Net assets at end of year	$563,753,799	$501,597,513
Undistributed net investment income	$150,614	$1,179,031
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Disciplined Growth Fund | Annual Report 2018	15

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	July 31, 2018		July 31, 2017
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	2,385,442	23,291,771	4,454,601	38,829,499
Distributions reinvested	1,544,286	14,315,518	984,602	8,191,890
Redemptions	(3,034,710)	(29,559,995)	(9,927,244)	(86,687,174)
Net increase (decrease)	895,018	8,047,294	(4,488,041)	(39,665,785)
Advisor Class
Subscriptions	649,051	6,411,056	426,984	3,736,308
Distributions reinvested	109,075	1,016,580	8,740	73,065
Redemptions	(417,962)	(4,109,101)	(30,842)	(277,624)
Net increase	340,164	3,318,535	404,882	3,531,749
Class B
Subscriptions	—	—	1,966	16,096
Distributions reinvested	—	—	1,230	9,997
Redemptions	(271)	(2,617)	(30,857)	(269,409)
Net decrease	(271)	(2,617)	(27,661)	(243,316)
Class C
Subscriptions	384,389	3,582,053	855,578	7,168,643
Distributions reinvested	300,503	2,677,479	112,088	904,551
Redemptions	(1,002,255)	(9,479,711)	(865,875)	(7,366,205)
Net increase (decrease)	(317,363)	(3,220,179)	101,791	706,989
Class I
Subscriptions	—	—	80,768	715,101
Distributions reinvested	—	—	1,614,711	13,676,606
Redemptions	—	—	(28,848,584)	(257,409,626)
Net decrease	—	—	(27,153,105)	(243,017,919)
Institutional Class
Subscriptions	2,941,635	28,853,074	11,118,953	98,644,951
Distributions reinvested	1,337,142	12,502,280	193,279	1,619,679
Redemptions	(3,670,884)	(35,855,261)	(2,640,166)	(23,495,596)
Net increase	607,893	5,500,093	8,672,066	76,769,034
Institutional 2 Class
Subscriptions	808,401	8,113,798	349,311	3,191,242
Distributions reinvested	77,478	747,665	15,841	136,551
Redemptions	(226,882)	(2,283,683)	(166,128)	(1,478,764)
Net increase	658,997	6,577,780	199,024	1,849,029
Institutional 3 Class
Subscriptions	2,746,108	27,484,772	26,282,789	235,259,467
Distributions reinvested	3,352,762	31,616,548	37	309
Redemptions	(5,394,632)	(53,956,478)	(1,159,736)	(10,949,533)
Net increase	704,238	5,144,842	25,123,090	224,310,243
Class K
Redemptions	(304)	(3,045)	—	—
Net decrease	(304)	(3,045)	—	—
Class R
Subscriptions	82,084	790,977	72,477	628,329
Distributions reinvested	7,516	69,972	2,479	20,699
Redemptions	(67,773)	(650,205)	(17,128)	(148,598)
Net increase	21,827	210,744	57,828	500,430
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Disciplined Growth Fund | Annual Report 2018

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	July 31, 2018		July 31, 2017
	Shares	Dollars ($)	Shares	Dollars ($)
Class T
Subscriptions	—	—	362,444	3,091,841
Distributions reinvested	13,789	128,650	563,219	4,714,146
Redemptions	(50,567)	(495,374)	(12,046,682)	(103,433,879)
Net decrease	(36,778)	(366,724)	(11,121,019)	(95,627,892)
Total net increase (decrease)	2,873,421	25,206,723	(8,231,145)	(70,887,438)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Disciplined Growth Fund | Annual Report 2018	17

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Year Ended 7/31/2018	$9.50	0.01	1.85	1.86	(0.03)	(1.22)	(1.25)
Year Ended 7/31/2017	$8.51	0.04	1.45	1.49	(0.04)	(0.46)	(0.50)
Year Ended 7/31/2016	$9.39	0.04	0.20	0.24	(0.06)	(1.06)	(1.12)
Year Ended 7/31/2015	$9.04	0.05	1.36	1.41	(0.03)	(1.03)	(1.06)
Year Ended 7/31/2014	$9.04	0.05	1.80	1.85	(0.10)	(1.75)	(1.85)
Advisor Class
Year Ended 7/31/2018	$9.56	0.03	1.87	1.90	(0.06)	(1.22)	(1.28)
Year Ended 7/31/2017	$8.56	0.05	1.47	1.52	(0.06)	(0.46)	(0.52)
Year Ended 7/31/2016	$9.43	0.04	0.23	0.27	(0.08)	(1.06)	(1.14)
Year Ended 7/31/2015(d)	$9.33	(0.01)	0.11	0.10	—	—	—
Class C
Year Ended 7/31/2018	$9.18	(0.06)	1.77	1.71	—	(1.22)	(1.22)
Year Ended 7/31/2017	$8.26	(0.03)	1.41	1.38	—	(0.46)	(0.46)
Year Ended 7/31/2016	$9.14	(0.02)	0.20	0.18	—	(1.06)	(1.06)
Year Ended 7/31/2015	$8.86	(0.02)	1.33	1.31	—	(1.03)	(1.03)
Year Ended 7/31/2014	$8.90	(0.02)	1.76	1.74	(0.03)	(1.75)	(1.78)
Institutional Class
Year Ended 7/31/2018	$9.59	0.04	1.86	1.90	(0.06)	(1.22)	(1.28)
Year Ended 7/31/2017	$8.58	0.05	1.48	1.53	(0.06)	(0.46)	(0.52)
Year Ended 7/31/2016	$9.46	0.06	0.20	0.26	(0.08)	(1.06)	(1.14)
Year Ended 7/31/2015	$9.09	0.07	1.39	1.46	(0.06)	(1.03)	(1.09)
Year Ended 7/31/2014	$9.09	0.06	1.81	1.87	(0.12)	(1.75)	(1.87)
Institutional 2 Class
Year Ended 7/31/2018	$9.87	0.04	1.92	1.96	(0.06)	(1.22)	(1.28)
Year Ended 7/31/2017	$8.82	0.06	1.52	1.58	(0.07)	(0.46)	(0.53)
Year Ended 7/31/2016	$9.69	0.08	0.21	0.29	(0.10)	(1.06)	(1.16)
Year Ended 7/31/2015	$9.30	0.03	1.46	1.49	(0.07)	(1.03)	(1.10)
Year Ended 7/31/2014	$9.25	0.08	1.85	1.93	(0.13)	(1.75)	(1.88)
Institutional 3 Class
Year Ended 7/31/2018	$9.67	0.05	1.88	1.93	(0.07)	(1.22)	(1.29)
Year Ended 7/31/2017	$8.65	0.06	1.50	1.56	(0.08)	(0.46)	(0.54)
Year Ended 7/31/2016	$9.53	0.08	0.21	0.29	(0.11)	(1.06)	(1.17)
Year Ended 7/31/2015(f)	$9.42	0.01	0.10	0.11	—	—	—
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Disciplined Growth Fund | Annual Report 2018

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 7/31/2018	$10.11	20.79%	1.17%	1.17% (c)	0.12%	82%	$130,693
Year Ended 7/31/2017	$9.50	18.37%	1.22%	1.20% (c)	0.43%	81%	$114,369
Year Ended 7/31/2016	$8.51	3.05%	1.27%	1.23%	0.46%	86%	$140,658
Year Ended 7/31/2015	$9.39	16.41%	1.24%	1.24%	0.55%	102%	$247,170
Year Ended 7/31/2014	$9.04	22.23%	1.26%	1.26% (c)	0.55%	105%	$247,008
Advisor Class
Year Ended 7/31/2018	$10.18	21.06%	0.92%	0.92% (c)	0.34%	82%	$7,947
Year Ended 7/31/2017	$9.56	18.68%	0.95%	0.94% (c)	0.58%	81%	$4,213
Year Ended 7/31/2016	$8.56	3.39%	1.02%	0.96%	0.53%	86%	$305
Year Ended 7/31/2015(d)	$9.43	1.07%	1.05% (e)	1.05% (e)	(0.60%) (e)	102%	$59
Class C
Year Ended 7/31/2018	$9.67	19.77%	1.92%	1.92% (c)	(0.62%)	82%	$21,203
Year Ended 7/31/2017	$9.18	17.44%	1.96%	1.95% (c)	(0.35%)	81%	$23,034
Year Ended 7/31/2016	$8.26	2.43%	2.03%	1.97%	(0.25%)	86%	$19,878
Year Ended 7/31/2015	$9.14	15.47%	1.99%	1.99%	(0.23%)	102%	$11,825
Year Ended 7/31/2014	$8.86	21.22%	2.02%	2.02% (c)	(0.23%)	105%	$3,826
Institutional Class
Year Ended 7/31/2018	$10.21	20.99%	0.92%	0.92% (c)	0.37%	82%	$123,250
Year Ended 7/31/2017	$9.59	18.76%	0.95%	0.94% (c)	0.56%	81%	$109,911
Year Ended 7/31/2016	$8.58	3.30%	1.03%	0.96%	0.73%	86%	$23,950
Year Ended 7/31/2015	$9.46	16.80%	1.00%	1.00%	0.76%	102%	$10,456
Year Ended 7/31/2014	$9.09	22.39%	1.02%	1.02% (c)	0.72%	105%	$811
Institutional 2 Class
Year Ended 7/31/2018	$10.55	21.10%	0.87%	0.85%	0.38%	82%	$12,184
Year Ended 7/31/2017	$9.87	18.83%	0.87%	0.85%	0.69%	81%	$4,895
Year Ended 7/31/2016	$8.82	3.49%	0.86%	0.84%	0.90%	86%	$2,620
Year Ended 7/31/2015	$9.69	16.82%	0.86%	0.86%	0.33%	102%	$1,316
Year Ended 7/31/2014	$9.30	22.80%	0.85%	0.85%	0.90%	105%	$31
Institutional 3 Class
Year Ended 7/31/2018	$10.31	21.17%	0.81%	0.80%	0.49%	82%	$266,180
Year Ended 7/31/2017	$9.67	18.91%	0.81%	0.81%	0.62%	81%	$242,867
Year Ended 7/31/2016	$8.65	3.54%	0.81%	0.79%	0.92%	86%	$6
Year Ended 7/31/2015(f)	$9.53	1.17%	0.75% (e)	0.75% (e)	0.64% (e)	102%	$3
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Disciplined Growth Fund | Annual Report 2018	19

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class R
Year Ended 7/31/2018	$9.53	(0.01)	1.84	1.83	(0.01)	(1.22)	(1.23)
Year Ended 7/31/2017	$8.53	0.01	1.47	1.48	(0.02)	(0.46)	(0.48)
Year Ended 7/31/2016	$9.41	0.02	0.20	0.22	(0.04)	(1.06)	(1.10)
Year Ended 7/31/2015	$9.05	0.02	1.38	1.40	(0.01)	(1.03)	(1.04)
Year Ended 7/31/2014	$9.06	0.04	1.77	1.81	(0.07)	(1.75)	(1.82)
Class T
Year Ended 7/31/2018	$9.56	0.01	1.86	1.87	(0.03)	(1.22)	(1.25)
Year Ended 7/31/2017	$8.57	0.04	1.45	1.49	(0.04)	(0.46)	(0.50)
Year Ended 7/31/2016	$9.44	0.04	0.21	0.25	(0.06)	(1.06)	(1.12)
Year Ended 7/31/2015	$9.08	0.05	1.37	1.42	(0.03)	(1.03)	(1.06)
Year Ended 7/31/2014	$9.08	0.04	1.80	1.84	(0.09)	(1.75)	(1.84)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	The benefits derived from expense reductions had an impact of less than 0.01%.
(d)	Advisor Class shares commenced operations on June 1, 2015. Per share data and total return reflect activity from that date.
(e)	Annualized.
(f)	Institutional 3 Class shares commenced operations on June 1, 2015. Per share data and total return reflect activity from that date.
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Disciplined Growth Fund | Annual Report 2018

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class R
Year Ended 7/31/2018	$10.13	20.32%	1.42%	1.42% (c)	(0.13%)	82%	$1,352
Year Ended 7/31/2017	$9.53	18.18%	1.46%	1.44% (c)	0.11%	81%	$1,063
Year Ended 7/31/2016	$8.53	2.77%	1.53%	1.47%	0.23%	86%	$459
Year Ended 7/31/2015	$9.41	16.22%	1.49%	1.49%	0.20%	102%	$96
Year Ended 7/31/2014	$9.05	21.75%	1.50%	1.50% (c)	0.39%	105%	$25
Class T
Year Ended 7/31/2018	$10.18	20.77%	1.17%	1.17% (c)	0.14%	82%	$945
Year Ended 7/31/2017	$9.56	18.25%	1.25%	1.20% (c)	0.47%	81%	$1,240
Year Ended 7/31/2016	$8.57	3.15%	1.28%	1.22%	0.50%	86%	$96,373
Year Ended 7/31/2015	$9.44	16.43%	1.24%	1.24%	0.55%	102%	$112,928
Year Ended 7/31/2014	$9.08	22.11%	1.29%	1.28% (c)	0.49%	105%	$101,907
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Disciplined Growth Fund | Annual Report 2018	21

Notes to Financial Statements
July 31, 2018
Note 1. Organization
Columbia Disciplined Growth Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure. The Fund offers each of the share classes identified below.
Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months after purchase, charged as follows: 1.00% CDSC if redeemed within 12 months after purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.
Advisor Class shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund’s prospectus. Prior to November 1, 2017, Advisor Class shares were known as Class R4 shares.
Effective July 17, 2017, Class B shares of the Fund were no longer offered. On August 4, 2017, the capital owned by Columbia Management Investment Advisers, LLC in Class B shares was redeemed without a CDSC.
Class C shares are subject to a 1.00% CDSC on shares redeemed within 12 months after purchase. Effective July 1, 2018, Class C shares will automatically convert to Class A shares of the same Fund in the month of or the month following the 10-year anniversary of the Class C shares purchase date.
Institutional Class shares are not subject to sales charges and are generally available only to eligible investors, which are subject to different investment minimums as described in the Fund’s prospectus. Prior to November 1, 2017, Institutional Class shares were known as Class Z shares.
Institutional 2 Class shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans as described in the Fund’s prospectus. Prior to November 1, 2017, Institutional 2 Class shares were known as Class R5 shares.
Institutional 3 Class shares are not subject to sales charges and are available to institutional and certain other investors as described in the Fund’s prospectus. Prior to November 1, 2017, Institutional 3 Class shares were known as Class Y shares.
The Fund no longer accepts investments by existing investors in Class K shares. When available, Class K shares were not subject to sales charges and were made available only to existing investors in Class K shares. On March 9, 2018, Class K shares were redeemed or exchanged for Advisor Class shares of the Fund in a tax free transaction that had no impact on fees and expenses paid by the shareholders.
Class R shares are not subject to sales charges and are generally available only to certain retirement plans and other investors as described in the Fund’s prospectus.
Class T shares are subject to a maximum front-end sales charge of 2.50% per transaction and must be purchased through financial intermediaries that, by written agreement with Columbia Management Investment Distributors, Inc., are specifically authorized to sell Class T shares.
22	Columbia Disciplined Growth Fund | Annual Report 2018

Notes to Financial Statements  (continued)
July 31, 2018
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
All equity securities are valued at the close of business of the New York Stock Exchange. Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees, including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of transactions, at the mean of the latest quoted bid and ask prices.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility
Columbia Disciplined Growth Fund | Annual Report 2018	23

Notes to Financial Statements  (continued)
July 31, 2018
(including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker. Any interest expense paid by the Fund is shown on the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
24	Columbia Disciplined Growth Fund | Annual Report 2018

Notes to Financial Statements  (continued)
July 31, 2018
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at July 31, 2018:
Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Net assets — unrealized appreciation on futures contracts	130,131*

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended July 31, 2018:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Equity risk	1,569,228

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Equity risk	(15,535)
Columbia Disciplined Growth Fund | Annual Report 2018	25

Notes to Financial Statements  (continued)
July 31, 2018
The following table is a summary of the average outstanding volume by derivative instrument for the year ended July 31, 2018:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	10,674,520

*	Based on the ending quarterly outstanding amounts for the year ended July 31, 2018.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund’s management. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
26	Columbia Disciplined Growth Fund | Annual Report 2018

Notes to Financial Statements  (continued)
July 31, 2018
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncement
Accounting Standards Update 2017-08 Premium Amortization on Purchased Callable Debt Securities
In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date. The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset dates. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. At this time, management is evaluating the implication of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.75% to 0.55% as the Fund’s net assets increase. The effective management services fee rate for the year ended July 31, 2018 was 0.75% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan. All amounts payable under the Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated funds governed by the Board of Trustees, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
Columbia Disciplined Growth Fund | Annual Report 2018	27

Notes to Financial Statements  (continued)
July 31, 2018
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Class K, Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07%, 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class. Effective December 1, 2017 through November 30, 2018, Class K and Institutional 2 Class shares are subject to a contractual transfer agency fee annual limitation of not more than 0.05% and Institutional 3 Class shares are subject to a contractual transfer agency fee annual limitation of not more than 0.00% of the average daily net assets attributable to each share class.
For the year ended July 31, 2018, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.12
Advisor Class	0.12
Class C	0.12
Institutional Class	0.12
Institutional 2 Class	0.05
Institutional 3 Class	0.00
Class K	0.02 (a)
Class R	0.12
Class T	0.12

(a)	Unannualized.
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended July 31, 2018, these minimum account balance fees reduced total expenses of the Fund by $40.
Plan administration fees
Under a Plan Administration Services Agreement with the Transfer Agent, the Fund paid an annual fee at a rate of 0.25% of the Fund’s average daily net assets attributable to Class K shares for the provision of various administrative, recordkeeping, communication and educational services. As a result of all Class K shares of the Fund being redeemed or exchanged for Advisor Class shares, March 9, 2018 was the last day the Fund paid a plan administration fee for Class K shares.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at the maximum annual rates of up to 0.25%, 1.00%, 0.50% and 0.25% of the Fund’s average daily net assets attributable to Class A, Class C, Class R and Class T shares, respectively. For Class C shares, of the 1.00% fee, up to 0.75% can be reimbursed for distribution expenses and up to an additional 0.25% can be reimbursed for shareholder servicing expenses. For Class R shares, of the 0.50% fee, up to 0.25% can be reimbursed for shareholder servicing expenses. For Class T shares, of the 0.25% fee, up to 0.25% can be reimbursed for distribution and/or shareholder servicing expenses.
28	Columbia Disciplined Growth Fund | Annual Report 2018

Notes to Financial Statements  (continued)
July 31, 2018
The amount of distribution and shareholder services expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $62,000 for Class C shares. This amount is based on the most recent information available as of June 30, 2018, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution and/or shareholder services fee is reduced.
Sales charges (unaudited)
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the year ended July 31, 2018, if any, are listed below:
Amount ($)
Class A	251,158
Class C	2,791
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	December 1, 2017 through November 30, 2018	Prior to December 1, 2017
Class A	1.19%	1.20%
Advisor Class	0.94	0.95
Class C	1.94	1.95
Institutional Class	0.94	0.95
Institutional 2 Class	0.87	0.86
Institutional 3 Class	0.82	0.81
Class R	1.44	1.45
Class T	1.19	1.20
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Reflected in the contractual cap commitment, effective December 1, 2017 through November 30, 2018, is the Transfer Agent’s contractual agreement to limit total transfer agency fees to an annual rate of not more than 0.05% for Institutional 2 Class and 0.00% for Institutional 3 Class of the average daily net assets attributable to each share class, unless sooner terminated at the sole discretion of the Board of Trustees. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
Columbia Disciplined Growth Fund | Annual Report 2018	29

Notes to Financial Statements  (continued)
July 31, 2018
At July 31, 2018, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, re-characterization of distributions for investments, derivative investments, trustees’ deferred compensation, earnings and profits distributed to shareholders on the redemption of shares and investments in partnerships. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications.
In the Statement of Assets and Liabilities the following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized gain ($)	Paid in capital ($)
(86,640)	(3,159,267)	3,245,907
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended July 31, 2018			Year Ended July 31, 2017
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
17,974,947	47,558,219	65,533,166	6,672,129	23,454,367	30,126,496
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At July 31, 2018, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
14,749,375	29,884,432	—	168,218,075
At July 31, 2018, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
396,137,184	173,354,656	(5,136,581)	168,218,075
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $431,909,808 and $467,206,251, respectively, for the year ended July 31, 2018. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
30	Columbia Disciplined Growth Fund | Annual Report 2018

Notes to Financial Statements  (continued)
July 31, 2018
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the year ended July 31, 2018.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed.
The Fund had no borrowings during the year ended July 31, 2018.
Note 9. Significant risks
Shareholder concentration risk
At July 31, 2018, affiliated shareholders of record owned 69.8% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Technology and technology-related investment risk
The Fund may be more susceptible to the particular risks that may affect companies in the information technology sector, as well as other technology-related sectors (collectively, the technology sectors) than if it were invested in a wider variety of companies in unrelated sectors. Companies in the technology sectors are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so)
Columbia Disciplined Growth Fund | Annual Report 2018	31

Notes to Financial Statements  (continued)
July 31, 2018
and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise. In addition, many technology sector companies have limited operating histories and prices of these companies’ securities historically have been more volatile than other securities, especially over the short term.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
32	Columbia Disciplined Growth Fund | Annual Report 2018

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust II and Shareholders of Columbia Disciplined Growth Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Disciplined Growth Fund (one of the funds constituting Columbia Funds Series Trust II, hereafter referred to as the "Fund") as of July 31, 2018, the related statement of operations for the year ended July 31, 2018, the statement of changes in net assets for each of the two years in the period ended July 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of July 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended July 31, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2018 by correspondence with the custodian, transfer agent and brokers. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
September 21, 2018
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Columbia Disciplined Growth Fund | Annual Report 2018	33

Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended July 31, 2018. Shareholders will be notified in early 2019 of the amounts for use in preparing 2018 income tax returns.
Qualified dividend income	Dividends received deduction	Capital gain dividend
37.88%	35.61%	$45,973,791
Qualified dividend income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.
Dividends received deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
34	Columbia Disciplined Growth Fund | Annual Report 2018

TRUSTEES AND OFFICERS
Shareholders elect the Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, Trustees not affiliated with the Investment Manager generally may serve through the end of the calendar year in which they reach either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Columbia Funds Board meeting they attended as a member of the Board.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1953	Trustee since 1/17	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	124	Advisory Board Member, University of Colorado Business School since November 2015; former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011- 2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance) since February 2018; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Interim Chair, Minnesota Sports Facilities Authority, March 2017-July 2017	124	Trustee, BlueCross BlueShield of Minnesota since 2009 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee since 2017); Chair of the Robina Foundation since August 2013; former Member of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017
Edward J. Boudreau, Jr. c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Chair of the Board since 1/18; Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Investments (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Mutual Life Insurance Company, including Senior Vice President and Treasurer and Senior Vice President Information Technology, 1968-1988	124	Former Trustee, Boston Museum of Science (Chair of Finance Committee) 1985-2013; former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
Columbia Disciplined Growth Fund | Annual Report 2018	35

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	124	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996; Director, Darien Rowayton Bank (Audit Committee) since 2017
William P. Carmichael c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies), 1998-2007; Adjunct Professor of Finance, Kelley School of Business, Indiana University, 1993-2007; Senior Vice President, Sara Lee Corporation, 1991-1993; Senior Vice President and Chief Financial Officer, Beatrice Foods Company, 1984-1990; Vice President, Esmark, Inc., 1973-1984; Associate, Price Waterhouse, 1968-1972	124	Director, The Finish Line (athletic shoes and apparel) since July 2003; former Director, Cobra Electronics Corporation (electronic equipment manufacturer), 1994-August 2014; former Director, Spectrum Brands, Inc. (consumer products), 2002-2009; former Director, Simmons Company (bedding), 2004-2010; former Trustee, BofA Funds Series Trust (11 funds) 2003-2011; former Director, McMoRan Exploration Company (oil and gas exploration and development) 2010 - 2013; former Director, International Textile Corp., 2012-2016; former Director, hhgregg, 2015-2017
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	124	Trustee, MA Taxpayers Foundation since 1997; Board of Directors, The MA Business Roundtable since 2003; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 12/17	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	122	Trustee, Catholic Schools Foundation since 2004
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	124	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
36	Columbia Disciplined Growth Fund | Annual Report 2018

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	124	Director, BlueCross BlueShield of South Carolina since April 2008; Director, National Association of Corporate Directors, Carolinas Chapter, since 2013; Board Chair, Hollingsworth Funds since 2016; Advisory Board member, Duke Energy Corp. since October 2016; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1964	Trustee since 12/17	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016	122	Director, NAPE Education Foundation since October 2016
Interested trustee not affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships/ held by Trustee during the past five years
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006, Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	122	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011
*	Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an “interested person” (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.
Columbia Disciplined Growth Fund | Annual Report 2018	37

TRUSTEES AND OFFICERS  (continued)
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010 - September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006 - August 2012.	194	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, 2006-January 2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
Nations Funds refer to the Funds within the Columbia Funds Complex that historically bore the Nations brand and includes series of Columbia Funds Series Trust. RiverSource Funds refer to the Funds within the Columbia Funds Complex that historically bore the RiverSource brand and includes series of Columbia Funds Series Trust II.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
38	Columbia Disciplined Growth Fund | Annual Report 2018

TRUSTEES AND OFFICERS  (continued)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously, Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017) and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously, Vice President and Group Counsel, August 2011 - August 2018); officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010 - 2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Columbia Disciplined Growth Fund | Annual Report 2018	39

Approval of Management Agreement
Columbia Management Investment Advisers, LLC (Columbia Threadneedle or the Investment Manager, and together with its domestic and global affiliates, Columbia Threadneedle Investments), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia Disciplined Growth Fund (the Fund). Under a management agreement (the Management Agreement), Columbia Threadneedle provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).
On an annual basis, the Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the Management Agreement. Columbia Threadneedle prepared detailed reports for the Board and its Contracts Committee in November 2017 and February, March, April and June 2018, including reports providing the results of analyses performed by an independent organization, Broadridge Financial Solutions, Inc. (Broadridge), and a comprehensive response to items of information requested by independent legal counsel to the Independent Trustees (Independent Legal Counsel) in a letter to the Investment Manager, to assist the Board in making this determination. Many of the materials presented at these meetings were first supplied in draft form to designated independent Board representatives, i.e., Independent Legal Counsel, Fund Counsel, the Chair of the Board (who is an Independent Trustee) and the Chair of the Contracts Committee (who is an Independent Trustee), and the final materials were revised to include information reflective of discussion and subsequent requests made by the Contracts Committee. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management personnel and reviews information prepared by Columbia Threadneedle addressing the services Columbia Threadneedle provides and Fund performance. The Board also accords appropriate weight to the work, deliberations and conclusions of the various committees, such as the Contracts Committee, the Investment Review Committee, the Audit Committee and the Compliance Committee in determining whether to continue the Management Agreement.
The Board, at its June 18-20, 2018 in-person Board meeting (the June Meeting), considered the renewal of the Management Agreement for an additional one-year term. At the June Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of management agreements and the Board’s legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement.
Nature, extent and quality of services provided by Columbia Threadneedle
The Board analyzed various reports and presentations it had received detailing the services performed by Columbia Threadneedle, as well as its history, reputation, expertise, resources and capabilities, and the qualifications of its personnel.
The Board specifically considered the many developments during recent years concerning the services provided by Columbia Threadneedle, including, in particular, the organization and depth of the equity and credit research departments and the various technological enhancements that have been made or are anticipated. The Board further observed the enhancements to the investment risk management department’s processes, systems and oversight, as well as planned 2018 initiatives in this regard. The Board also took into account the broad scope of services provided by Columbia Threadneedle to each Fund, including, among other services, investment, risk and compliance oversight. The Board also took into account the information it received concerning Columbia Threadneedle’s ability to attract and retain key portfolio management personnel and that it has sufficient resources to provide competitive and adequate compensation to investment personnel.
In connection with the Board’s evaluation of the overall package of services provided by Columbia Threadneedle, the Board also considered the nature, quality and range of administrative services provided to the Fund by Columbia Threadneedle, as well as the achievements in 2017 in the performance of administrative services, and noted the various enhancements anticipated for 2018. In evaluating the quality of services provided under the Management Agreement, the Board also took into account the organization and strength of the Fund’s and its service providers’ compliance programs. In addition, the Board reviewed the financial condition of Columbia Threadneedle and its affiliates and each entity’s ability to carry out its responsibilities under the Management Agreement and the Fund’s other service agreements with affiliates of Ameriprise Financial, observing the financial strength of Ameriprise Financial, with its strong cash position and solid balance sheet.
40	Columbia Disciplined Growth Fund | Annual Report 2018

Approval of Management Agreement  (continued)
The Board also discussed the acceptability of the terms of the Management Agreement (including the relatively broad scope of services required to be performed by Columbia Threadneedle), noting that no material changes are proposed from the form of agreement previously approved. They also noted the wide array of legal and compliance services provided to the Funds under the Management Agreement. It was also observed that the services being performed under the Management Agreement were of a reasonably high quality.
Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that Columbia Threadneedle and its affiliates are in a position to continue to provide a high quality and level of services to the Fund.
Investment performance
For purposes of evaluating the nature, extent and quality of services provided under the Management Agreement, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered detailed reports providing the results of analyses performed by an independent organization showing, for various periods, including since manager inception, the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group, the product score of the Fund (taking into account performance relative to peers and benchmarks) and the net assets of the Fund. The Board observed that the Fund’s investment performance met expectations.
Comparative fees, costs of services provided and the profits realized by Columbia Threadneedle and its affiliates from their relationships with the Fund
The Board reviewed comparative fees and the costs of services provided under the Management Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by an independent organization) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to Columbia Threadneedle’s profitability.
The Board considered the reports of its independent fee consultant, JDL Consultants, LLC (JDL), which assisted in the Board’s analysis of the Funds’ performance and expenses, the reasonableness of the Funds’ fee rates, and JDL’s conclusion that the management fees being charged to the Fund are reasonable. The Board accorded particular weight to the notion that the level of fees should generally reflect a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with certain defined exceptions) are generally in line with the "pricing philosophy" currently in effect (i.e., that Fund total expense ratios, in general, approximate or are lower than median expense ratios of funds in an agreed upon Lipper or customized comparison universe). The Board took into account that the Fund’s total expense ratio (after considering proposed expense caps/waivers) was somewhat higher than the median ratio, but lower than the 60th percentile of the Fund’s peer universe. Based on its review, the Board concluded that the Fund’s management fee was fair and reasonable in light of the extent and quality of services that the Fund receives.
The Board also considered the profitability of Columbia Threadneedle and its affiliates in connection with Columbia Threadneedle providing management services to the Fund. In this regard, the Independent Trustees referred to their detailed analysis of the Profitability Report, discussing the profitability to Columbia Threadneedle and Ameriprise Financial from managing, operating and distributing the Funds. The Board considered that in 2017 the Board had concluded that 2016 profitability was reasonable and that Columbia Threadneedle generated 2017 profitability that only increased slightly from 2016 levels. It also took into account the indirect economic benefits flowing to Columbia Threadneedle or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Fund should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.
Columbia Disciplined Growth Fund | Annual Report 2018	41

Approval of Management Agreement  (continued)
Economies of scale to be realized
The Board also considered the economies of scale that might be realized by Columbia Threadneedle as the Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth. In this regard, the Board took into account that management fees decline as Fund assets exceed various breakpoints, all of which have not been surpassed. The Board concluded that the breakpoints in the management fee rate schedule satisfactorily provides for the sharing of economies of scale, as they allow for adequate opportunity for shareholders to realize benefits (fee breaks) as Fund assets grow.
Based on the foregoing, the Board, including all of the Independent Trustees, concluded that the management fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On June 20, 2018, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement.
42	Columbia Disciplined Growth Fund | Annual Report 2018

Additional information
The Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the SEC at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
Through October 31, 2018:
P.O. Box 8081
Boston, MA 02266-8081
Effective November 1, 2018:
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Disciplined Growth Fund | Annual Report 2018	43

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Columbia Disciplined Growth Fund
Through October 31, 2018:
P.O. Box 8081
Boston, MA 02266-8081
Effective November 1, 2018:
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2018 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus .com/investor/
ANN178_07_H01_(09/18)

Annual Report
July 31, 2018
Columbia Disciplined Value Fund
Not FDIC Insured • No bank guarantee • May lose value

President’s Message
Dear Shareholders,
The year 2017 was an extraordinary year in the financial markets. The S&P 500 Index didn’t experience a single down month and returned over 20%. Continuing this trend, January 2018 marked the fastest start for the index ever. Low volatility, which had been a feature of the U.S. equity market for several years, along with the surge in the S&P 500 Index, drove investor sentiment to very high levels. This arguably set the stage for an overdue correction, which we witnessed in February 2018.
A return to volatility
There have been few periods of market upheaval such as were experienced in the first part of 2018. While investors were taken by surprise by the sudden and pronounced market swings, the return to some level of volatility actually marked a resumption of relatively normal market conditions. Having said that, it’s important to distinguish between a good technical correction where excess enthusiasm in the marketplace is being let out, versus a real change in the underlying fundamentals – things like an underperforming economy or weaker corporate earnings. Our view is that the recent market volatility falls into the former category, and the fundamentals remain strong. We’re continuing to see improvements in global economic activity, and we’re seeing corporate earnings expectations continue to rise – and not just because of tax reform.
Consistency is more important than ever
It’s important to keep in mind that when it comes to long-term investing, it’s the destination, not the journey that matters most. If you have a financial goal that you’ve worked out with your financial advisor, and you have a good asset allocation plan to reach it, it’s a question of sticking with your plan rather than become focused on near-term volatility. Bouts of volatility are normal. After all, it’s hard to cross the ocean without hitting an occasional rough patch. You need to focus on the destination.
One final thought. In weathering volatility, it’s the consistency of the return that is essential. Investors who chase higher returns are usually the first to sell when an investment goes through a bad patch, and they therefore don’t tend to benefit from the recovery. More disciplined investors who perhaps panic less or not at all during periods of volatility, tend to have improved long-term results and are more likely to reach their financial goals. Nothing is more important to us than making sure those who have entrusted us to protect and grow their assets are able to do what matters most to them.
Your success is our priority. Talk to your financial advisor about how working with Columbia Threadneedle Investments may help you position your portfolio for consistent, sustainable outcomes, no matter the market conditions.
Sincerely,
Christopher O. Petersen
President, Columbia Funds
The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance. Past performance is no guarantee of future results.
Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
© 2018 Columbia Management Investment Advisers, LLC. All rights reserved.
Columbia Disciplined Value Fund   |  Annual Report 2018

Columbia Disciplined Value Fund  |  Annual Report 2018

Fund at a Glance
Investment objective
Columbia Disciplined Value Fund (the Fund) seeks to provide shareholders with long-term capital growth.
Portfolio management
Brian Condon, CFA
Co-Portfolio Manager
Managed Fund since 2010
Peter Albanese
Co-Portfolio Manager
Managed Fund since 2014
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2018 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended July 31, 2018)
		Inception	1 Year	5 Years	Life
Class A	Excluding sales charges	08/01/08	12.62	10.49	8.50
	Including sales charges		6.14	9.19	7.86
Advisor Class*		06/01/15	12.87	10.67	8.59
Class C	Excluding sales charges	08/01/08	11.82	9.65	7.68
	Including sales charges		10.82	9.65	7.68
Institutional Class*		09/27/10	12.86	10.75	8.72
Institutional 2 Class*		06/01/15	13.09	10.72	8.62
Institutional 3 Class*		06/01/15	13.13	10.77	8.64
Class R		08/01/08	12.34	10.21	8.21
Class T	Excluding sales charges	08/01/08	12.64	10.47	8.47
	Including sales charges		9.79	9.92	8.20
Class V*	Excluding sales charges	03/07/11	12.66	10.44	8.47
	Including sales charges		6.16	9.14	7.83
Russell 1000 Value Index			9.54	10.04	8.99
Returns for Class A and Class V shares are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. Returns for Class T shares are shown with and without the maximum initial sales charge of 2.50% per transaction. The Fund’s other classes are not subject to sales charges and have limited eligibility. Effective November 1, 2017, Class R4, Class R5, Class Y and Class Z shares were renamed Advisor Class, Institutional 2 Class, Institutional 3 Class and Institutional Class shares, respectively. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. Since the Fund launched more than one share class at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The Russell 1000 Value Index, an unmanaged index, measures the performance of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
2	Columbia Disciplined Value Fund | Annual Report 2018

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (August 1, 2008 — July 31, 2018)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Disciplined Value Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Top 10 holdings (%) (at July 31, 2018)
JPMorgan Chase & Co.	4.8
Pfizer, Inc.	3.6
Cisco Systems, Inc.	3.3
Citigroup, Inc.	3.0
Bank of America Corp.	3.0
Oracle Corp.	2.4
ConocoPhillips	2.3
AT&T, Inc.	2.3
Valero Energy Corp.	2.2
Bristol-Myers Squibb Co.	2.2
Percentages indicated are based upon total investments (excluding Money Market Funds and derivatives, if any).
For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”
Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.
Portfolio breakdown (%) (at July 31, 2018)
Common Stocks	98.8
Money Market Funds	1.2
Total	100.0
Percentages indicated are based upon total investments and exclude investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at July 31, 2018)
Consumer Discretionary	7.9
Consumer Staples	7.0
Energy	11.4
Financials	23.4
Health Care	14.1
Industrials	8.2
Information Technology	10.4
Materials	4.3
Real Estate	4.3
Telecommunication Services	3.1
Utilities	5.9
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

Columbia Disciplined Value Fund | Annual Report 2018	3

Manager Discussion of Fund Performance
At July 31, 2018, approximately 62.8% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.
For the 12-month period that ended July 31, 2018, the Fund’s Class A shares gained 12.62% excluding sales charges. The Fund outperformed its benchmark, the Russell 1000 Value Index, which rose 9.54% for the same time period. The Fund’s relative results can be attributed primarily to stock selection.
Investors favored economically-sensitive cyclical U.S. equity sectors
U.S. equity markets produced robust returns during the period, with most major indices generating double-digit gains. Within the benchmark, economically-sensitive information technology and energy stocks were among the biggest winners, while the more traditionally defensive consumer staples and telecommunication services sectors lagged most.
Expectations for pro-growth policy changes, particularly the U.S. Administration’s tax reform package signed into law at the end of December 2017, proved to be catalysts for U.S. equities during the first half of the annual period. Positive investor sentiment toward these policy measures outweighed the pressures of increasing geopolitical tensions and uncertainty around the relationship between the U.S. and key European allies. The U.S. equity markets’ momentum continued through the end of January 2018, when fears regarding the pace of rising interest rates, higher inflation expectations and threats of potential trade wars curbed returns. Through most of the second half of the annual period, good economic data and generally strong corporate earnings reports more than offset persistent worries about potential trade wars and political tensions. Growth strategies outperformed value strategies for most of the period, but July 2018 saw a reversal of the longstanding theme within the U.S. equity markets, as value stocks outperformed growth stocks for the month.
Stocks with market sensitivity and higher beta led market higher
For most of the period, strong economic growth in the U.S. propelled stocks with the most market sensitivity higher. In addition, investors maintained their appetite for growth, as even within the benchmark, the names with the highest momentum and growth characteristics and those with higher beta performed best. Not surprisingly, companies paying small or no dividends outperformed higher yielding names during the period.
Our stock selection model performed well during the period. We divide the metrics for our stock selection model into three broad categories — valuation, catalyst and quality. We then rank the securities within a sector/industry from “1” (most attractive) to “5” (least attractive) based upon the metrics within these categories. During the period, those stocks rated most attractive to buy significantly outperformed the benchmark and those stocks rated least attractive generally underperformed. The catalyst model performed particularly strongly during the period. As the U.S. equity markets were heavily momentum-driven, our catalyst factors were able to capitalize on this trend and identify strongly performing stocks. Both the valuation and quality models also performed well.
Stock selection overall boosted returns
As usual, the Fund maintained a relatively neutral stance on sector allocation, though sector allocation did add value, albeit modestly, to relative performance during the period. Stock selection overall contributed most positively to the Fund’s performance relative to the benchmark. Stock selection in the energy, industrials and health care sectors was the primary positive contributor to the Fund’s relative performance.
Among the individual stocks contributing most to relative performance were Valero Energy and ConocoPhillips. Oil refiner Valero Energy reported results that beat consensus expectations in consecutive quarters to close out the period. Its results were driven by higher margins in its refining business as well as by an ongoing commitment to shareholder returns via dividends and buybacks. Oil exploration and production company ConocoPhillips benefited in part from rising crude oil prices.
4	Columbia Disciplined Value Fund | Annual Report 2018

Manager Discussion of Fund Performance  (continued)
Also, investors appeared to be impressed with the company’s capital discipline and ability to return cash to shareholders. Having no position at all in General Electric further boosted the Fund’s relative results. Shares in the industrial conglomerate tumbled during the period, as the firm cut its dividend, experienced cash flow issues and faced scrutiny into its accounting practices.
Real estate and telecommunication services stock selection hampered returns
Stock selection within the real estate, telecommunication services and consumer discretionary sectors was the primary detractor from the Fund’s relative performance. Having a position in cash during a period when the benchmark rallied hampered results as well.
Among the Fund’s greatest individual detractors were residential real estate brokerage company Realogy Holdings, broadband communication services firm Charter Communications and food company Pilgrim’s Pride. Realogy Holdings reported disappointing quarterly results in November 2017 and announced that its CEO would be stepping down, both of which drove its share price down during the period. Shares of Charter Communications declined after posting disappointing quarterly results, highlighted by declining numbers of video subscribers. Increased competition and potential merger activity also tempered expectations for the company. Pilgrim’s Pride, which produces and distributes chicken products, saw its share price fall due to general bearishness on the chicken industry, a choppy food service environment due to poor weather, and volatile feed costs.
Portfolio construction process guided investment changes
While there were some changes in sector allocations and individual security positions during the period as a result of the Fund’s bottom-up stock selection process, all changes were quite modest, as we maintained our sector neutral investment approach. Within our stock selection model, our team refreshed the consumer staples model. This is a stable, mature sector and therefore the high-level composition of the new model is similar to that of the previous model, but the new model further diversifies coverage and captures additional fundamental drivers, most notably earnings quality. We also improved factor and theme diversification within the financials-intermediaries model, with additional factors providing more balance and incorporating measures of stability and growth that complement valuation, profitability and momentum.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Value securities may be unprofitable if the market fails to recognize their intrinsic worth or the portfolio manager misgauged that worth. Investing in derivatives is a specialized activity that involves special risks, which may result in significant losses. The Fund may invest significantly in issuers within a particular sector, which may be negatively affected by market, economic or other conditions, making the Fund more vulnerable to unfavorable developments in the sector. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Columbia Disciplined Value Fund | Annual Report 2018	5

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
February 1, 2018 — July 31, 2018
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	970.40	1,019.09	5.62	5.76	1.15
Advisor Class	1,000.00	1,000.00	971.50	1,020.33	4.40	4.51	0.90
Class C	1,000.00	1,000.00	967.00	1,015.37	9.27	9.49	1.90
Institutional Class	1,000.00	1,000.00	971.60	1,020.33	4.40	4.51	0.90
Institutional 2 Class	1,000.00	1,000.00	972.40	1,021.03	3.72	3.81	0.76
Institutional 3 Class	1,000.00	1,000.00	972.40	1,021.27	3.47	3.56	0.71
Class R	1,000.00	1,000.00	968.70	1,017.85	6.83	7.00	1.40
Class T	1,000.00	1,000.00	970.60	1,019.09	5.62	5.76	1.15
Class V	1,000.00	1,000.00	970.30	1,019.09	5.62	5.76	1.15
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
6	Columbia Disciplined Value Fund | Annual Report 2018

Portfolio of Investments
July 31, 2018
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 98.9%
Issuer	Shares	Value ($)
Consumer Discretionary 7.8%
Auto Components 1.8%
Gentex Corp.	554,600	12,866,720
Lear Corp.	15,900	2,864,067
Total		15,730,787
Hotels, Restaurants & Leisure 1.4%
Las Vegas Sands Corp.	166,200	11,949,780
Media 2.4%
Charter Communications, Inc., Class A(a)	17,300	5,269,234
Comcast Corp., Class A	275,000	9,839,500
John Wiley & Sons, Inc., Class A	45,900	2,898,585
News Corp., Class A	169,900	2,560,393
Total		20,567,712
Multiline Retail 0.4%
Target Corp.	44,700	3,606,396
Textiles, Apparel & Luxury Goods 1.8%
Ralph Lauren Corp.	115,500	15,590,190
Total Consumer Discretionary		67,444,865
Consumer Staples 7.0%
Food & Staples Retailing 3.7%
Walgreens Boots Alliance, Inc.	249,400	16,864,428
Walmart, Inc.	162,800	14,526,644
Total		31,391,072
Food Products 0.9%
General Mills, Inc.	125,600	5,785,136
Pilgrim’s Pride Corp.(a)	125,200	2,231,064
Total		8,016,200
Household Products 1.8%
Kimberly-Clark Corp.	138,000	15,712,680
Personal Products 0.6%
Herbalife Ltd.(a)	89,900	4,641,537
Total Consumer Staples		59,761,489
Common Stocks (continued)
Issuer	Shares	Value ($)
Energy 11.3%
Energy Equipment & Services 0.6%
National Oilwell Varco, Inc.	29,000	1,409,980
Schlumberger Ltd.	37,600	2,538,752
Transocean Ltd.(a)	124,200	1,598,454
Total		5,547,186
Oil, Gas & Consumable Fuels 10.7%
Chevron Corp.	125,100	15,796,377
ConocoPhillips	275,000	19,846,750
EOG Resources, Inc.	17,200	2,217,768
Exxon Mobil Corp.(b)	103,600	8,444,436
Marathon Petroleum Corp.	186,400	15,066,712
Murphy Oil Corp.	343,800	11,434,788
Valero Energy Corp.	159,100	18,829,485
Total		91,636,316
Total Energy		97,183,502
Financials 23.1%
Banks 12.5%
Bank of America Corp.	816,400	25,210,432
BB&T Corp.	107,300	5,451,913
Citigroup, Inc.	356,800	25,650,352
Fifth Third Bancorp	286,200	8,468,658
JPMorgan Chase & Co.	350,700	40,312,965
Wells Fargo & Co.	30,400	1,741,616
Total		106,835,936
Capital Markets 4.0%
BlackRock, Inc.	17,900	8,999,404
Lazard Ltd., Class A	44,300	2,405,490
State Street Corp.	118,000	10,420,580
T. Rowe Price Group, Inc.	104,200	12,408,136
Total		34,233,610
Consumer Finance 0.3%
Ally Financial, Inc.	103,000	2,756,280
Diversified Financial Services 0.8%
Berkshire Hathaway, Inc., Class B(a)	36,300	7,182,681
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Disciplined Value Fund | Annual Report 2018	7

Portfolio of Investments  (continued)
July 31, 2018
Common Stocks (continued)
Issuer	Shares	Value ($)
Insurance 5.5%
Allstate Corp. (The)	162,800	15,485,536
Marsh & McLennan Companies, Inc.	80,500	6,710,480
MetLife, Inc.	141,000	6,449,340
Prudential Financial, Inc.	136,200	13,743,942
Travelers Companies, Inc. (The)	37,200	4,841,208
Total		47,230,506
Total Financials		198,239,013
Health Care 14.0%
Biotechnology 0.4%
Alexion Pharmaceuticals, Inc.(a)	13,350	1,775,016
Biogen, Inc.(a)	5,650	1,889,190
Total		3,664,206
Health Care Equipment & Supplies 1.4%
Abbott Laboratories	19,700	1,291,138
Baxter International, Inc.	144,800	10,490,760
Total		11,781,898
Health Care Providers & Services 3.4%
Express Scripts Holding Co.(a)	95,700	7,604,322
Humana, Inc.	33,600	10,556,448
McKesson Corp.	10,500	1,318,800
WellCare Health Plans, Inc.(a)	34,600	9,252,732
Total		28,732,302
Pharmaceuticals 8.8%
Allergan PLC	7,000	1,288,630
Bristol-Myers Squibb Co.	317,000	18,623,750
Johnson & Johnson	55,800	7,394,616
Merck & Co., Inc.	103,200	6,797,784
Perrigo Co. PLC	139,000	11,192,280
Pfizer, Inc.	763,200	30,474,576
Total		75,771,636
Total Health Care		119,950,042
Industrials 8.1%
Aerospace & Defense 3.3%
General Dynamics Corp.	73,500	14,682,360
Lockheed Martin Corp.	41,300	13,467,930
Total		28,150,290
Common Stocks (continued)
Issuer	Shares	Value ($)
Airlines 1.8%
Delta Air Lines, Inc.	286,900	15,613,098
Electrical Equipment 2.2%
Acuity Brands, Inc.	111,200	15,460,136
Emerson Electric Co.	52,500	3,794,700
Total		19,254,836
Trading Companies & Distributors 0.8%
MSC Industrial Direct Co., Inc., Class A	76,400	6,465,732
Total Industrials		69,483,956
Information Technology 10.3%
Communications Equipment 3.3%
Cisco Systems, Inc.	659,900	27,907,171
Semiconductors & Semiconductor Equipment 2.9%
Broadcom, Inc.	68,700	15,235,599
Intel Corp.	52,700	2,534,870
QUALCOMM, Inc.	115,600	7,408,804
Total		25,179,273
Software 3.5%
Aspen Technology, Inc.(a)	51,200	4,904,448
CA, Inc.	120,700	5,336,147
Oracle Corp.	422,100	20,125,728
Total		30,366,323
Technology Hardware, Storage & Peripherals 0.6%
HP, Inc.	216,700	5,001,436
Total Information Technology		88,454,203
Materials 4.2%
Chemicals 2.7%
LyondellBasell Industries NV, Class A	148,500	16,452,315
Westlake Chemical Corp.	66,500	7,130,130
Total		23,582,445
Metals & Mining 0.3%
Alcoa Corp.(a)	51,400	2,224,078
Paper & Forest Products 1.2%
Domtar Corp.	212,500	10,246,750
Total Materials		36,053,273

The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Disciplined Value Fund | Annual Report 2018

Portfolio of Investments  (continued)
July 31, 2018
Common Stocks (continued)
Issuer	Shares	Value ($)
Real Estate 4.2%
Equity Real Estate Investment Trusts (REITS) 2.3%
Gaming and Leisure Properties, Inc.	415,200	15,080,064
Host Hotels & Resorts, Inc.	59,800	1,252,212
Park Hotels & Resorts, Inc.	121,500	3,800,520
Total		20,132,796
Real Estate Management & Development 1.9%
Jones Lang LaSalle, Inc.	54,400	9,302,944
Realogy Holdings Corp.	306,700	6,707,529
Total		16,010,473
Total Real Estate		36,143,269
Telecommunication Services 3.1%
Diversified Telecommunication Services 3.1%
AT&T, Inc.	614,500	19,645,565
Verizon Communications, Inc.	128,400	6,630,576
Total		26,276,141
Total Telecommunication Services		26,276,141
Utilities 5.8%
Electric Utilities 2.7%
American Electric Power Co., Inc.	195,000	13,872,300
Entergy Corp.	23,000	1,869,440
Xcel Energy, Inc.	158,200	7,413,252
Total		23,154,992
Common Stocks (continued)
Issuer	Shares	Value ($)
Independent Power and Renewable Electricity Producers 1.0%
NRG Energy, Inc.	284,500	9,010,115
Multi-Utilities 2.1%
CenterPoint Energy, Inc.	82,200	2,341,056
Public Service Enterprise Group, Inc.	302,500	15,596,900
Total		17,937,956
Total Utilities		50,103,063
Total Common Stocks (Cost $691,117,472)		849,092,816

Money Market Funds 1.2%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 2.035%(c),(d)	10,257,091	10,256,065
Total Money Market Funds (Cost $10,256,065)		10,256,065
Total Investments in Securities (Cost: $701,373,537)		859,348,881
Other Assets & Liabilities, Net		(680,903)
Net Assets		858,667,978

At July 31, 2018, securities and/or cash totaling $937,365 were pledged as collateral.
Investments in derivatives
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
S&P 500 E-mini	94	09/2018	USD	13,240,370	251,049	—
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	This security or a portion of this security has been pledged as collateral in connection with derivative contracts.
(c)	The rate shown is the seven-day current annualized yield at July 31, 2018.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Disciplined Value Fund | Annual Report 2018	9

Portfolio of Investments  (continued)
July 31, 2018
Notes to Portfolio of Investments  (continued)
(d)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended July 31, 2018 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 2.035%
	10,107,854	87,342,110	(87,192,873)	10,257,091	(1,315)	(610)	245,891	10,256,065
Currency Legend
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Disciplined Value Fund | Annual Report 2018

Portfolio of Investments  (continued)
July 31, 2018
Fair value measurements  (continued)
The following table is a summary of the inputs used to value the Fund’s investments at July 31, 2018:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments in Securities
Common Stocks
Consumer Discretionary	67,444,865	—	—	—	67,444,865
Consumer Staples	59,761,489	—	—	—	59,761,489
Energy	97,183,502	—	—	—	97,183,502
Financials	198,239,013	—	—	—	198,239,013
Health Care	119,950,042	—	—	—	119,950,042
Industrials	69,483,956	—	—	—	69,483,956
Information Technology	88,454,203	—	—	—	88,454,203
Materials	36,053,273	—	—	—	36,053,273
Real Estate	36,143,269	—	—	—	36,143,269
Telecommunication Services	26,276,141	—	—	—	26,276,141
Utilities	50,103,063	—	—	—	50,103,063
Total Common Stocks	849,092,816	—	—	—	849,092,816
Money Market Funds	—	—	—	10,256,065	10,256,065
Total Investments in Securities	849,092,816	—	—	10,256,065	859,348,881
Investments in Derivatives
Asset
Futures Contracts	251,049	—	—	—	251,049
Total	849,343,865	—	—	10,256,065	859,599,930
See the Portfolio of Investments for all investment classifications not indicated in the table.
Derivative instruments are valued at unrealized appreciation (depreciation).
There were no transfers of financial assets between levels during the period.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Disciplined Value Fund | Annual Report 2018	11

Statement of Assets and Liabilities
July 31, 2018
Assets
Investments in securities, at value
Unaffiliated issuers (cost $691,117,472)	$849,092,816
Affiliated issuers (cost $10,256,065)	10,256,065
Receivable for:
Capital shares sold	92,217
Dividends	944,618
Variation margin for futures contracts	65,330
Expense reimbursement due from Investment Manager	1,381
Prepaid expenses	5,826
Total assets	860,458,253
Liabilities
Payable for:
Capital shares purchased	1,610,593
Management services fees	17,121
Distribution and/or service fees	1,560
Transfer agent fees	58,999
Compensation of board members	50,971
Other expenses	51,031
Total liabilities	1,790,275
Net assets applicable to outstanding capital stock	$858,667,978
Represented by
Paid in capital	640,909,036
Undistributed net investment income	7,066,301
Accumulated net realized gain	52,466,248
Unrealized appreciation (depreciation) on:
Investments - unaffiliated issuers	157,975,344
Futures contracts	251,049
Total - representing net assets applicable to outstanding capital stock	$858,667,978
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Disciplined Value Fund | Annual Report 2018

Statement of Assets and Liabilities  (continued)
July 31, 2018
Class A
Net assets	$78,335,451
Shares outstanding	7,238,077
Net asset value per share	$10.82
Maximum sales charge	5.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$11.48
Advisor Class
Net assets	$7,985,754
Shares outstanding	731,015
Net asset value per share	$10.92
Class C
Net assets	$14,761,347
Shares outstanding	1,400,864
Net asset value per share	$10.54
Institutional Class
Net assets	$206,950,404
Shares outstanding	18,931,033
Net asset value per share	$10.93
Institutional 2 Class
Net assets	$1,286,309
Shares outstanding	117,894
Net asset value per share	$10.91
Institutional 3 Class
Net assets	$461,028,403
Shares outstanding	42,170,515
Net asset value per share	$10.93
Class R
Net assets	$3,073,880
Shares outstanding	283,732
Net asset value per share	$10.83
Class T
Net assets	$1,499,395
Shares outstanding	137,714
Net asset value per share	$10.89
Maximum sales charge	2.50%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge per transaction for Class T shares)	$11.17
Class V
Net assets	$83,747,035
Shares outstanding	7,759,742
Net asset value per share	$10.79
Maximum sales charge	5.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class V shares)	$11.45
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Disciplined Value Fund | Annual Report 2018	13

Statement of Operations
Year Ended July 31, 2018
Net investment income
Income:
Dividends — unaffiliated issuers	$20,561,893
Dividends — affiliated issuers	245,891
Total income	20,807,784
Expenses:
Management services fees	6,123,578
Distribution and/or service fees
Class A	187,418
Class C	151,779
Class R	15,908
Class T	4,433
Class V	209,866
Transfer agent fees
Class A	154,713
Advisor Class	17,134
Class C	31,280
Institutional Class	391,508
Institutional 2 Class	737
Institutional 3 Class	35,446
Class K	1
Class R	6,561
Class T	3,663
Class V	173,214
Plan administration fees
Class K	5
Compensation of board members	27,382
Custodian fees	9,742
Printing and postage fees	39,566
Registration fees	160,381
Audit fees	33,702
Legal fees	15,207
Compensation of chief compliance officer	169
Other	23,762
Total expenses	7,817,155
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(511,779)
Expense reduction	(2,180)
Total net expenses	7,303,196
Net investment income	13,504,588
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	64,089,707
Investments — affiliated issuers	(1,315)
Futures contracts	2,287,801
Net realized gain	66,376,193
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	22,307,910
Investments — affiliated issuers	(610)
Futures contracts	40,997
Net change in unrealized appreciation (depreciation)	22,348,297
Net realized and unrealized gain	88,724,490
Net increase in net assets resulting from operations	$102,229,078
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Disciplined Value Fund | Annual Report 2018

Statement of Changes in Net Assets
	Year Ended July 31, 2018	Year Ended July 31, 2017
Operations
Net investment income	$13,504,588	$18,999,780
Net realized gain	66,376,193	68,183,678
Net change in unrealized appreciation (depreciation)	22,348,297	32,123,134
Net increase in net assets resulting from operations	102,229,078	119,306,592
Distributions to shareholders
Net investment income
Class A	(1,436,602)	(1,475,078)
Advisor Class	(285,120)	(65,643)
Class B	—	(1,480)
Class C	(203,027)	(132,215)
Class I	—	(8,378,968)
Institutional Class	(3,897,680)	(2,000,818)
Institutional 2 Class	(23,212)	(186)
Institutional 3 Class	(10,484,296)	(28,870)
Class K	(68)	(49)
Class R	(56,378)	(36,527)
Class T	(35,237)	(2,840,032)
Class V	(1,637,782)	(1,236,531)
Net realized gains
Class A	(3,844,377)	—
Advisor Class	(680,615)	—
Class C	(853,143)	—
Institutional Class	(9,304,218)	—
Institutional 2 Class	(53,336)	—
Institutional 3 Class	(23,559,250)	—
Class K	(174)	—
Class R	(171,651)	—
Class T	(94,561)	—
Class V	(4,382,740)	—
Total distributions to shareholders	(61,003,467)	(16,196,397)
Increase (decrease) in net assets from capital stock activity	14,280,860	(281,742,771)
Total increase (decrease) in net assets	55,506,471	(178,632,576)
Net assets at beginning of year	803,161,507	981,794,083
Net assets at end of year	$858,667,978	$803,161,507
Undistributed net investment income	$7,066,301	$11,806,663
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Disciplined Value Fund | Annual Report 2018	15

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	July 31, 2018		July 31, 2017
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	1,420,171	15,073,509	1,899,204	18,468,070
Distributions reinvested	376,696	3,959,075	126,951	1,249,199
Redemptions	(1,602,142)	(17,031,250)	(5,452,008)	(53,397,221)
Net increase (decrease)	194,725	2,001,334	(3,425,853)	(33,679,952)
Advisor Class
Subscriptions	831,595	9,221,752	378,856	3,679,236
Distributions reinvested	91,174	965,529	6,620	65,600
Redemptions	(753,227)	(8,457,479)	(54,480)	(537,662)
Net increase	169,542	1,729,802	330,996	3,207,174
Class B
Subscriptions	—	—	1,166	11,197
Distributions reinvested	—	—	129	1,259
Redemptions	(310)	(3,530)	(20,404)	(201,077)
Net decrease	(310)	(3,530)	(19,109)	(188,621)
Class C
Subscriptions	341,721	3,575,173	214,043	2,045,431
Distributions reinvested	87,958	904,212	10,198	98,410
Redemptions	(404,532)	(4,196,064)	(664,083)	(6,312,476)
Net increase (decrease)	25,147	283,321	(439,842)	(4,168,635)
Class I
Subscriptions	—	—	288,175	2,816,535
Distributions reinvested	—	—	844,649	8,378,916
Redemptions	—	—	(50,200,097)	(496,862,679)
Net decrease	—	—	(49,067,273)	(485,667,228)
Institutional Class
Subscriptions	4,492,353	48,095,136	8,973,004	90,118,212
Distributions reinvested	1,119,735	11,869,191	150,264	1,490,616
Redemptions	(3,546,936)	(37,830,678)	(5,082,981)	(49,769,402)
Net increase	2,065,152	22,133,649	4,040,287	41,839,426
Institutional 2 Class
Subscriptions	21,607	230,964	95,489	961,852
Distributions reinvested	7,222	76,340	14	140
Redemptions	(4,912)	(52,883)	(2,553)	(25,837)
Net increase	23,917	254,421	92,950	936,155
Institutional 3 Class
Subscriptions	562,131	6,011,678	43,399,092	430,555,912
Distributions reinvested	3,217,707	34,043,337	2,908	28,823
Redemptions	(4,604,523)	(49,850,004)	(505,025)	(5,120,725)
Net increase (decrease)	(824,685)	(9,794,989)	42,896,975	425,464,010
Class K
Redemptions	(307)	(3,346)	—	—
Net decrease	(307)	(3,346)	—	—
Class R
Subscriptions	63,292	677,278	46,627	454,992
Distributions reinvested	16,244	171,212	2,712	26,763
Redemptions	(79,417)	(851,456)	(49,184)	(488,947)
Net increase (decrease)	119	(2,966)	155	(7,192)
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Disciplined Value Fund | Annual Report 2018

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	July 31, 2018		July 31, 2017
	Shares	Dollars ($)	Shares	Dollars ($)
Class T
Subscriptions	—	—	750,871	7,090,361
Distributions reinvested	12,257	129,559	286,867	2,839,986
Redemptions	(87,397)	(936,139)	(23,724,600)	(232,294,256)
Net decrease	(75,140)	(806,580)	(22,686,862)	(222,363,909)
Class V
Subscriptions	54,343	584,685	65,827	634,915
Distributions reinvested	496,559	5,203,935	108,220	1,062,725
Redemptions	(690,741)	(7,298,876)	(907,667)	(8,811,639)
Net decrease	(139,839)	(1,510,256)	(733,620)	(7,113,999)
Total net increase (decrease)	1,438,321	14,280,860	(29,011,196)	(281,742,771)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Disciplined Value Fund | Annual Report 2018	17

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Year Ended 7/31/2018	$10.32	0.14	1.14	1.28	(0.21)	(0.57)	(0.78)
Year Ended 7/31/2017	$9.17	0.19	1.11	1.30	(0.15)	—	(0.15)
Year Ended 7/31/2016	$9.56	0.15	0.04	0.19	(0.13)	(0.45)	(0.58)
Year Ended 7/31/2015	$9.45	0.13	0.56	0.69	(0.11)	(0.47)	(0.58)
Year Ended 7/31/2014	$8.67	0.10	1.27	1.37	(0.10)	(0.49)	(0.59)
Advisor Class
Year Ended 7/31/2018	$10.41	0.16	1.16	1.32	(0.24)	(0.57)	(0.81)
Year Ended 7/31/2017	$9.25	0.23	1.10	1.33	(0.17)	—	(0.17)
Year Ended 7/31/2016	$9.63	0.10	0.13	0.23	(0.16)	(0.45)	(0.61)
Year Ended 7/31/2015(e)	$9.80	0.02	(0.19) (f)	(0.17)	—	—	—
Class C
Year Ended 7/31/2018	$10.07	0.06	1.11	1.17	(0.13)	(0.57)	(0.70)
Year Ended 7/31/2017	$8.96	0.11	1.08	1.19	(0.08)	—	(0.08)
Year Ended 7/31/2016	$9.34	0.08	0.05	0.13	(0.06)	(0.45)	(0.51)
Year Ended 7/31/2015	$9.25	0.05	0.55	0.60	(0.04)	(0.47)	(0.51)
Year Ended 7/31/2014	$8.51	0.04	1.23	1.27	(0.04)	(0.49)	(0.53)
Institutional Class
Year Ended 7/31/2018	$10.42	0.17	1.15	1.32	(0.24)	(0.57)	(0.81)
Year Ended 7/31/2017	$9.26	0.23	1.10	1.33	(0.17)	—	(0.17)
Year Ended 7/31/2016	$9.64	0.18	0.05	0.23	(0.16)	(0.45)	(0.61)
Year Ended 7/31/2015	$9.52	0.15	0.57	0.72	(0.13)	(0.47)	(0.60)
Year Ended 7/31/2014	$8.74	0.12	1.27	1.39	(0.12)	(0.49)	(0.61)
Institutional 2 Class
Year Ended 7/31/2018	$10.39	0.18	1.15	1.33	(0.24)	(0.57)	(0.81)
Year Ended 7/31/2017	$9.24	0.29	1.04	1.33	(0.18)	—	(0.18)
Year Ended 7/31/2016	$9.63	0.19	0.04	0.23	(0.17)	(0.45)	(0.62)
Year Ended 7/31/2015(h)	$9.80	0.02	(0.19) (f)	(0.17)	—	—	—
Institutional 3 Class
Year Ended 7/31/2018	$10.41	0.19	1.15	1.34	(0.25)	(0.57)	(0.82)
Year Ended 7/31/2017	$9.25	0.32	1.02	1.34	(0.18)	—	(0.18)
Year Ended 7/31/2016	$9.64	0.18	0.06	0.24	(0.18)	(0.45)	(0.63)
Year Ended 7/31/2015(i)	$9.81	0.02	(0.19) (f)	(0.17)	—	—	—
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Disciplined Value Fund | Annual Report 2018

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 7/31/2018	$10.82	12.62%	1.22%	1.15% (c)	1.33%	86%	$78,335
Year Ended 7/31/2017	$10.32	14.23%	1.21%	1.16% (c)	1.94%	78%	$72,684
Year Ended 7/31/2016	$9.17	2.51%	1.21%	1.19% (c)	1.72%	82%	$96,040
Year Ended 7/31/2015	$9.56	7.25%	1.20%	1.18% (c)	1.32%	89%	$103,691
Year Ended 7/31/2014	$9.45	16.42% (d)	1.22%	1.18% (c)	1.15%	90%	$34,470
Advisor Class
Year Ended 7/31/2018	$10.92	12.87%	0.98%	0.90% (c)	1.51%	86%	$7,986
Year Ended 7/31/2017	$10.41	14.47%	0.97%	0.91% (c)	2.35%	78%	$5,845
Year Ended 7/31/2016	$9.25	2.89%	0.97%	0.94% (c)	1.16%	82%	$2,132
Year Ended 7/31/2015(e)	$9.63	(1.73%)	0.92% (g)	0.92% (c),(g)	1.11% (g)	89%	$2
Class C
Year Ended 7/31/2018	$10.54	11.82%	1.97%	1.90% (c)	0.59%	86%	$14,761
Year Ended 7/31/2017	$10.07	13.34%	1.96%	1.91% (c)	1.18%	78%	$13,852
Year Ended 7/31/2016	$8.96	1.83%	1.96%	1.94% (c)	0.97%	82%	$16,270
Year Ended 7/31/2015	$9.34	6.40%	1.95%	1.93% (c)	0.57%	89%	$16,710
Year Ended 7/31/2014	$9.25	15.42% (d)	1.96%	1.93% (c)	0.40%	90%	$7,026
Institutional Class
Year Ended 7/31/2018	$10.93	12.86%	0.97%	0.90% (c)	1.58%	86%	$206,950
Year Ended 7/31/2017	$10.42	14.46%	0.97%	0.91% (c)	2.33%	78%	$175,663
Year Ended 7/31/2016	$9.26	2.88%	0.95%	0.94% (c)	1.98%	82%	$118,722
Year Ended 7/31/2015	$9.64	7.55%	0.94%	0.93% (c)	1.55%	89%	$149,791
Year Ended 7/31/2014	$9.52	16.56% (d)	0.95%	0.93% (c)	1.35%	90%	$123,394
Institutional 2 Class
Year Ended 7/31/2018	$10.91	13.09%	0.83%	0.78%	1.70%	86%	$1,286
Year Ended 7/31/2017	$10.39	14.50%	0.85%	0.82%	2.90%	78%	$977
Year Ended 7/31/2016	$9.24	2.91%	0.82%	0.82%	2.14%	82%	$9
Year Ended 7/31/2015(h)	$9.63	(1.73%)	0.80% (g)	0.80% (g)	1.23% (g)	89%	$2
Institutional 3 Class
Year Ended 7/31/2018	$10.93	13.13%	0.77%	0.72%	1.76%	86%	$461,028
Year Ended 7/31/2017	$10.41	14.63%	0.78%	0.77%	3.11%	78%	$447,684
Year Ended 7/31/2016	$9.25	2.96%	0.80%	0.80%	2.04%	82%	$909
Year Ended 7/31/2015(i)	$9.64	(1.73%)	0.75% (g)	0.75% (g)	1.28% (g)	89%	$2
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Disciplined Value Fund | Annual Report 2018	19

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class R
Year Ended 7/31/2018	$10.33	0.12	1.13	1.25	(0.18)	(0.57)	(0.75)
Year Ended 7/31/2017	$9.19	0.17	1.10	1.27	(0.13)	—	(0.13)
Year Ended 7/31/2016	$9.57	0.13	0.05	0.18	(0.11)	(0.45)	(0.56)
Year Ended 7/31/2015	$9.46	0.10	0.56	0.66	(0.08)	(0.47)	(0.55)
Year Ended 7/31/2014	$8.68	0.07	1.28	1.35	(0.08)	(0.49)	(0.57)
Class T
Year Ended 7/31/2018	$10.38	0.14	1.15	1.29	(0.21)	(0.57)	(0.78)
Year Ended 7/31/2017	$9.23	0.15	1.15	1.30	(0.15)	—	(0.15)
Year Ended 7/31/2016	$9.61	0.15	0.05	0.20	(0.13)	(0.45)	(0.58)
Year Ended 7/31/2015	$9.50	0.13	0.56	0.69	(0.11)	(0.47)	(0.58)
Year Ended 7/31/2014	$8.72	0.10	1.27	1.37	(0.10)	(0.49)	(0.59)
Class V
Year Ended 7/31/2018	$10.29	0.14	1.14	1.28	(0.21)	(0.57)	(0.78)
Year Ended 7/31/2017	$9.15	0.19	1.10	1.29	(0.15)	—	(0.15)
Year Ended 7/31/2016	$9.54	0.15	0.04	0.19	(0.13)	(0.45)	(0.58)
Year Ended 7/31/2015	$9.42	0.12	0.57	0.69	(0.10)	(0.47)	(0.57)
Year Ended 7/31/2014	$8.66	0.10	1.25	1.35	(0.10)	(0.49)	(0.59)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	The benefits derived from expense reductions had an impact of less than 0.01%.
(d)	The Fund received a payment from an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.03%.
(e)	Advisor Class shares commenced operations on June 1, 2015. Per share data and total return reflect activity from that date.
(f)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.
(g)	Annualized.
(h)	Institutional 2 Class shares commenced operations on June 1, 2015. Per share data and total return reflect activity from that date.
(i)	Institutional 3 Class shares commenced operations on June 1, 2015. Per share data and total return reflect activity from that date.
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Disciplined Value Fund | Annual Report 2018

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class R
Year Ended 7/31/2018	$10.83	12.34%	1.47%	1.40% (c)	1.08%	86%	$3,074
Year Ended 7/31/2017	$10.33	13.84%	1.47%	1.41% (c)	1.75%	78%	$2,930
Year Ended 7/31/2016	$9.19	2.34%	1.46%	1.44% (c)	1.45%	82%	$2,604
Year Ended 7/31/2015	$9.57	6.98%	1.45%	1.43% (c)	1.02%	89%	$2,083
Year Ended 7/31/2014	$9.46	16.13% (d)	1.44%	1.43% (c)	0.76%	90%	$159
Class T
Year Ended 7/31/2018	$10.89	12.64%	1.22%	1.15% (c)	1.34%	86%	$1,499
Year Ended 7/31/2017	$10.38	14.14%	1.20%	1.17% (c)	1.53%	78%	$2,209
Year Ended 7/31/2016	$9.23	2.61%	1.21%	1.19% (c)	1.72%	82%	$211,366
Year Ended 7/31/2015	$9.61	7.21%	1.19%	1.18% (c)	1.30%	89%	$229,401
Year Ended 7/31/2014	$9.50	16.32%	1.21%	1.18% (c)	1.15%	90%	$228,749
Class V
Year Ended 7/31/2018	$10.79	12.66%	1.22%	1.15% (c)	1.33%	86%	$83,747
Year Ended 7/31/2017	$10.29	14.15%	1.22%	1.16% (c)	1.98%	78%	$81,312
Year Ended 7/31/2016	$9.15	2.50%	1.21%	1.19% (c)	1.72%	82%	$79,008
Year Ended 7/31/2015	$9.54	7.33%	1.21%	1.20% (c)	1.29%	89%	$84,026
Year Ended 7/31/2014	$9.42	16.15% (d)	1.27%	1.23% (c)	1.11%	90%	$85,696
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Disciplined Value Fund | Annual Report 2018	21

Notes to Financial Statements
July 31, 2018
Note 1. Organization
Columbia Disciplined Value Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure. The Fund offers each of the share classes identified below.
Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months after purchase, charged as follows: 1.00% CDSC if redeemed within 12 months after purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.
Advisor Class shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund’s prospectus. Prior to November 1, 2017, Advisor Class shares were known as Class R4 shares.
Effective July 17, 2017, Class B shares of the Fund were no longer offered. On August 4, 2017, the capital owned by Columbia Management Investment Advisers, LLC in Class B shares was redeemed without a CDSC.
Class C shares are subject to a 1.00% CDSC on shares redeemed within 12 months after purchase. Effective July 1, 2018, Class C shares will automatically convert to Class A shares of the same Fund in the month of or the month following the 10-year anniversary of the Class C shares purchase date.
Institutional Class shares are not subject to sales charges and are generally available only to eligible investors, which are subject to different investment minimums as described in the Fund’s prospectus. Prior to November 1, 2017, Institutional Class shares were known as Class Z shares.
Institutional 2 Class shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans as described in the Fund’s prospectus. Prior to November 1, 2017, Institutional 2 Class shares were known as Class R5 shares.
Institutional 3 Class shares are not subject to sales charges and are available to institutional and certain other investors as described in the Fund’s prospectus. Prior to November 1, 2017, Institutional 3 Class shares were known as Class Y shares.
The Fund no longer accepts investments by existing investors in Class K shares. When available, Class K shares were not subject to sales charges and were made available only to existing investors in Class K shares. On March 9, 2018, Class K shares were redeemed or exchanged for Advisor Class shares of the Fund in a tax free transaction that had no impact on fees and expenses paid by the shareholders.
Class R shares are not subject to sales charges and are generally available only to certain retirement plans and other investors as described in the Fund’s prospectus.
Class T shares are subject to a maximum front-end sales charge of 2.50% per transaction and must be purchased through financial intermediaries that, by written agreement with Columbia Management Investment Distributors, Inc., are specifically authorized to sell Class T shares.
Class V shares are subject to a maximum front-end sales charge of 5.75% based on the investment amount. Class V shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a CDSC if the shares are sold within 18 months after purchase, charged as follows: 1.00% CDSC if redeemed
22	Columbia Disciplined Value Fund | Annual Report 2018

Notes to Financial Statements  (continued)
July 31, 2018
within 12 months after purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase. Class V shares are available only to investors who received (and who have continuously held) Class V shares in connection with previous fund reorganizations.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
All equity securities are valued at the close of business of the New York Stock Exchange. Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees, including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of transactions, at the mean of the latest quoted bid and ask prices.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Columbia Disciplined Value Fund | Annual Report 2018	23

Notes to Financial Statements  (continued)
July 31, 2018
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker. Any interest expense paid by the Fund is shown on the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
24	Columbia Disciplined Value Fund | Annual Report 2018

Notes to Financial Statements  (continued)
July 31, 2018
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage exposure to the securities market and to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at July 31, 2018:
Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Net assets — unrealized appreciation on futures contracts	251,049*

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
Columbia Disciplined Value Fund | Annual Report 2018	25

Notes to Financial Statements  (continued)
July 31, 2018
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended July 31, 2018:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Equity risk	2,287,801

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Equity risk	40,997
The following table is a summary of the average outstanding volume by derivative instrument for the year ended July 31, 2018:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	15,841,077

*	Based on the ending quarterly outstanding amounts for the year ended July 31, 2018.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund’s management. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
26	Columbia Disciplined Value Fund | Annual Report 2018

Notes to Financial Statements  (continued)
July 31, 2018
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncement
Accounting Standards Update 2017-08 Premium Amortization on Purchased Callable Debt Securities
In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date. The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset dates. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. At this time, management is evaluating the implication of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.75% to 0.55% as the Fund’s net assets increase. The effective management services fee rate for the year ended July 31, 2018 was 0.73% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan. All amounts payable under the Plan constitute a general unsecured obligation of the Fund.
Columbia Disciplined Value Fund | Annual Report 2018	27

Notes to Financial Statements  (continued)
July 31, 2018
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated funds governed by the Board of Trustees, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Class K, Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07%, 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class.
For the year ended July 31, 2018, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.21
Advisor Class	0.21
Class C	0.21
Institutional Class	0.21
Institutional 2 Class	0.07
Institutional 3 Class	0.01
Class K	0.03 (a)
Class R	0.21
Class T	0.21
Class V	0.21

(a)	Unannualized.
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended July 31, 2018, these minimum account balance fees reduced total expenses of the Fund by $2,180.
Plan administration fees
Under a Plan Administration Services Agreement with the Transfer Agent, the Fund paid an annual fee at a rate of 0.25% of the Fund’s average daily net assets attributable to Class K shares for the provision of various administrative, recordkeeping, communication and educational services. As a result of all Class K shares of the Fund being redeemed or exchanged for Advisor Class shares, March 9, 2018 was the last day the Fund paid a plan administration fee for Class K shares.
28	Columbia Disciplined Value Fund | Annual Report 2018

Notes to Financial Statements  (continued)
July 31, 2018
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at the maximum annual rates of up to 0.25%, 1.00%, 0.50% and 0.25% of the Fund’s average daily net assets attributable to Class A, Class C, Class R and Class T shares, respectively. For Class C shares, of the 1.00% fee, up to 0.75% can be reimbursed for distribution expenses and up to an additional 0.25% can be reimbursed for shareholder servicing expenses. For Class R shares, of the 0.50% fee, up to 0.25% can be reimbursed for shareholder servicing expenses. For Class T shares, of the 0.25% fee, up to 0.25% can be reimbursed for distribution and/or shareholder servicing expenses.
The amount of distribution and shareholder services expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $67,000 for Class C shares. This amount is based on the most recent information available as of June 30, 2018, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution and/or shareholder services fee is reduced.
Shareholder services fees
The Fund has adopted a shareholder services plan that permits it to pay for certain services provided to Class V shareholders by their selling and/or servicing agents. The Fund may pay shareholder servicing fees up to an aggregate annual rate of 0.50% of the Fund’s average daily net assets attributable to Class V shares (comprised of up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services). These fees are currently limited to an aggregate annual rate of not more than 0.25% of the Fund’s average daily net assets attributable to Class V shares.
Sales charges (unaudited)
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the year ended July 31, 2018, if any, are listed below:
Amount ($)
Class A	66,928
Class C	151
Class V	1,535
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	November 1, 2017 through November 30, 2018	Prior to November 1, 2017
Class A	1.15%	1.15%
Advisor Class	0.90	0.90
Class C	1.90	1.90
Institutional Class	0.90	0.90
Institutional 2 Class	0.77	0.82
Institutional 3 Class	0.71	0.77
Class R	1.40	1.40
Class T	1.15	1.15
Class V	1.15	1.15
Columbia Disciplined Value Fund | Annual Report 2018	29

Notes to Financial Statements  (continued)
July 31, 2018
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At July 31, 2018, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, re-characterization of distributions for investments, derivative investments and trustees’ deferred compensation. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications.
In the Statement of Assets and Liabilities the following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized gain ($)	Paid in capital ($)
(185,548)	185,548	—
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by these reclassifications.
The tax character of distributions paid during the years indicated was as follows:
Year Ended July 31, 2018			Year Ended July 31, 2017
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
18,459,800	42,543,667	61,003,467	16,196,397	—	16,196,397
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At July 31, 2018, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
19,063,115	43,634,696	—	155,110,640
At July 31, 2018, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
704,489,290	170,287,045	(15,176,405)	155,110,640
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
30	Columbia Disciplined Value Fund | Annual Report 2018

Notes to Financial Statements  (continued)
July 31, 2018
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $705,342,104 and $734,616,855, respectively, for the year ended July 31, 2018. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the year ended July 31, 2018.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed.
The Fund had no borrowings during the year ended July 31, 2018.
Columbia Disciplined Value Fund | Annual Report 2018	31

Notes to Financial Statements  (continued)
July 31, 2018
Note 9. Significant risks
Financial sector risk
The Fund may be more susceptible to the particular risks that may affect companies in the financial services sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the financial services sector are subject to certain risks, including the risk of regulatory change, decreased liquidity in credit markets and unstable interest rates. Such companies may have concentrated portfolios, such as a high level of loans to real estate developers, which makes them vulnerable to economic conditions that affect that industry. Performance of such companies may be affected by competitive pressures and exposure to investments or agreements that, under certain circumstances, may lead to losses (e.g., subprime loans). Companies in the financial services sector are subject to extensive governmental regulation that may limit the amount and types of loans and other financial commitments they can make, and interest rates and fees that they may charge. In addition, profitability of such companies is largely dependent upon the availability and the cost of capital.
Shareholder concentration risk
At July 31, 2018, affiliated shareholders of record owned 73.1% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
32	Columbia Disciplined Value Fund | Annual Report 2018

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust II and Shareholders of Columbia Disciplined Value Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Disciplined Value Fund (one of the funds constituting Columbia Funds Series Trust II, hereafter referred to as the "Fund") as of July 31, 2018, the related statement of operations for the year ended July 31, 2018, the statement of changes in net assets for each of the two years in the period ended July 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of July 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended July 31, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2018 by correspondence with the custodian, transfer agent and brokers. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
September 21, 2018
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Columbia Disciplined Value Fund | Annual Report 2018	33

Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended July 31, 2018. Shareholders will be notified in early 2019 of the amounts for use in preparing 2018 income tax returns.
Qualified dividend income	Dividends received deduction	Capital gain dividend
87.92%	87.05%	$55,604,014
Qualified dividend income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.
Dividends received deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
34	Columbia Disciplined Value Fund | Annual Report 2018

TRUSTEES AND OFFICERS
Shareholders elect the Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, Trustees not affiliated with the Investment Manager generally may serve through the end of the calendar year in which they reach either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Columbia Funds Board meeting they attended as a member of the Board.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1953	Trustee since 1/17	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	124	Advisory Board Member, University of Colorado Business School since November 2015; former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011- 2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance) since February 2018; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Interim Chair, Minnesota Sports Facilities Authority, March 2017-July 2017	124	Trustee, BlueCross BlueShield of Minnesota since 2009 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee since 2017); Chair of the Robina Foundation since August 2013; former Member of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017
Edward J. Boudreau, Jr. c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Chair of the Board since 1/18; Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Investments (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Mutual Life Insurance Company, including Senior Vice President and Treasurer and Senior Vice President Information Technology, 1968-1988	124	Former Trustee, Boston Museum of Science (Chair of Finance Committee) 1985-2013; former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
Columbia Disciplined Value Fund | Annual Report 2018	35

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	124	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996; Director, Darien Rowayton Bank (Audit Committee) since 2017
William P. Carmichael c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies), 1998-2007; Adjunct Professor of Finance, Kelley School of Business, Indiana University, 1993-2007; Senior Vice President, Sara Lee Corporation, 1991-1993; Senior Vice President and Chief Financial Officer, Beatrice Foods Company, 1984-1990; Vice President, Esmark, Inc., 1973-1984; Associate, Price Waterhouse, 1968-1972	124	Director, The Finish Line (athletic shoes and apparel) since July 2003; former Director, Cobra Electronics Corporation (electronic equipment manufacturer), 1994-August 2014; former Director, Spectrum Brands, Inc. (consumer products), 2002-2009; former Director, Simmons Company (bedding), 2004-2010; former Trustee, BofA Funds Series Trust (11 funds) 2003-2011; former Director, McMoRan Exploration Company (oil and gas exploration and development) 2010 - 2013; former Director, International Textile Corp., 2012-2016; former Director, hhgregg, 2015-2017
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	124	Trustee, MA Taxpayers Foundation since 1997; Board of Directors, The MA Business Roundtable since 2003; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 12/17	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	122	Trustee, Catholic Schools Foundation since 2004
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	124	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
36	Columbia Disciplined Value Fund | Annual Report 2018

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	124	Director, BlueCross BlueShield of South Carolina since April 2008; Director, National Association of Corporate Directors, Carolinas Chapter, since 2013; Board Chair, Hollingsworth Funds since 2016; Advisory Board member, Duke Energy Corp. since October 2016; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1964	Trustee since 12/17	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016	122	Director, NAPE Education Foundation since October 2016
Interested trustee not affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships/ held by Trustee during the past five years
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006, Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	122	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011
*	Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an “interested person” (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.
Columbia Disciplined Value Fund | Annual Report 2018	37

TRUSTEES AND OFFICERS  (continued)
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010 - September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006 - August 2012.	194	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, 2006-January 2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
Nations Funds refer to the Funds within the Columbia Funds Complex that historically bore the Nations brand and includes series of Columbia Funds Series Trust. RiverSource Funds refer to the Funds within the Columbia Funds Complex that historically bore the RiverSource brand and includes series of Columbia Funds Series Trust II.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
38	Columbia Disciplined Value Fund | Annual Report 2018

TRUSTEES AND OFFICERS  (continued)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously, Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017) and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously, Vice President and Group Counsel, August 2011 - August 2018); officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010 - 2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Columbia Disciplined Value Fund | Annual Report 2018	39

Approval of Management Agreement
Columbia Management Investment Advisers, LLC (Columbia Threadneedle or the Investment Manager, and together with its domestic and global affiliates, Columbia Threadneedle Investments), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia Disciplined Value Fund (the Fund). Under a management agreement (the Management Agreement), Columbia Threadneedle provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).
On an annual basis, the Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the Management Agreement. Columbia Threadneedle prepared detailed reports for the Board and its Contracts Committee in November 2017 and February, March, April and June 2018, including reports providing the results of analyses performed by an independent organization, Broadridge Financial Solutions, Inc. (Broadridge), and a comprehensive response to items of information requested by independent legal counsel to the Independent Trustees (Independent Legal Counsel) in a letter to the Investment Manager, to assist the Board in making this determination. Many of the materials presented at these meetings were first supplied in draft form to designated independent Board representatives, i.e., Independent Legal Counsel, Fund Counsel, the Chair of the Board (who is an Independent Trustee) and the Chair of the Contracts Committee (who is an Independent Trustee), and the final materials were revised to include information reflective of discussion and subsequent requests made by the Contracts Committee. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management personnel and reviews information prepared by Columbia Threadneedle addressing the services Columbia Threadneedle provides and Fund performance. The Board also accords appropriate weight to the work, deliberations and conclusions of the various committees, such as the Contracts Committee, the Investment Review Committee, the Audit Committee and the Compliance Committee in determining whether to continue the Management Agreement.
The Board, at its June 18-20, 2018 in-person Board meeting (the June Meeting), considered the renewal of the Management Agreement for an additional one-year term. At the June Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of management agreements and the Board’s legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement.
Nature, extent and quality of services provided by Columbia Threadneedle
The Board analyzed various reports and presentations it had received detailing the services performed by Columbia Threadneedle, as well as its history, reputation, expertise, resources and capabilities, and the qualifications of its personnel.
The Board specifically considered the many developments during recent years concerning the services provided by Columbia Threadneedle, including, in particular, the organization and depth of the equity and credit research departments and the various technological enhancements that have been made or are anticipated. The Board further observed the enhancements to the investment risk management department’s processes, systems and oversight, as well as planned 2018 initiatives in this regard. The Board also took into account the broad scope of services provided by Columbia Threadneedle to each Fund, including, among other services, investment, risk and compliance oversight. The Board also took into account the information it received concerning Columbia Threadneedle’s ability to attract and retain key portfolio management personnel and that it has sufficient resources to provide competitive and adequate compensation to investment personnel.
In connection with the Board’s evaluation of the overall package of services provided by Columbia Threadneedle, the Board also considered the nature, quality and range of administrative services provided to the Fund by Columbia Threadneedle, as well as the achievements in 2017 in the performance of administrative services, and noted the various enhancements anticipated for 2018. In evaluating the quality of services provided under the Management Agreement, the Board also took into account the organization and strength of the Fund’s and its service providers’ compliance programs. In addition, the Board reviewed the financial condition of Columbia Threadneedle and its affiliates and each entity’s ability to carry out its responsibilities under the Management Agreement and the Fund’s other service agreements with affiliates of Ameriprise Financial, observing the financial strength of Ameriprise Financial, with its strong cash position and solid balance sheet.
40	Columbia Disciplined Value Fund | Annual Report 2018

Approval of Management Agreement  (continued)
The Board also discussed the acceptability of the terms of the Management Agreement (including the relatively broad scope of services required to be performed by Columbia Threadneedle), noting that no material changes are proposed from the form of agreement previously approved. They also noted the wide array of legal and compliance services provided to the Funds under the Management Agreement. It was also observed that the services being performed under the Management Agreement were of a reasonably high quality.
Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that Columbia Threadneedle and its affiliates are in a position to continue to provide a high quality and level of services to the Fund.
Investment performance
For purposes of evaluating the nature, extent and quality of services provided under the Management Agreement, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered detailed reports providing the results of analyses performed by an independent organization showing, for various periods, including since manager inception, the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group, the product score of the Fund (taking into account performance relative to peers and benchmarks) and the net assets of the Fund. The Board observed that the Fund’s investment performance met expectations.
Comparative fees, costs of services provided and the profits realized by Columbia Threadneedle and its affiliates from their relationships with the Fund
The Board reviewed comparative fees and the costs of services provided under the Management Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by an independent organization) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to Columbia Threadneedle’s profitability.
The Board considered the reports of its independent fee consultant, JDL Consultants, LLC (JDL), which assisted in the Board’s analysis of the Funds’ performance and expenses, the reasonableness of the Funds’ fee rates, and JDL’s conclusion that the management fees being charged to the Fund are reasonable. The Board accorded particular weight to the notion that the level of fees should generally reflect a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with certain defined exceptions) are generally in line with the "pricing philosophy" currently in effect (i.e., that Fund total expense ratios, in general, approximate or are lower than median expense ratios of funds in an agreed upon Lipper or customized comparison universe). The Board took into account that the Fund’s total expense ratio (after considering proposed expense caps/waivers) was somewhat higher than the median ratio, but lower than the 60th percentile of the Fund’s peer universe. Based on its review, the Board concluded that the Fund’s management fee was fair and reasonable in light of the extent and quality of services that the Fund receives.
The Board also considered the profitability of Columbia Threadneedle and its affiliates in connection with Columbia Threadneedle providing management services to the Fund. In this regard, the Independent Trustees referred to their detailed analysis of the Profitability Report, discussing the profitability to Columbia Threadneedle and Ameriprise Financial from managing, operating and distributing the Funds. The Board considered that in 2017 the Board had concluded that 2016 profitability was reasonable and that Columbia Threadneedle generated 2017 profitability that only increased slightly from 2016 levels. It also took into account the indirect economic benefits flowing to Columbia Threadneedle or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Fund should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.
Columbia Disciplined Value Fund | Annual Report 2018	41

Approval of Management Agreement  (continued)
Economies of scale to be realized
The Board also considered the economies of scale that might be realized by Columbia Threadneedle as the Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth. In this regard, the Board took into account that management fees decline as Fund assets exceed various breakpoints, all of which have not been surpassed. The Board concluded that the breakpoints in the management fee rate schedule satisfactorily provides for the sharing of economies of scale, as they allow for adequate opportunity for shareholders to realize benefits (fee breaks) as Fund assets grow.
Based on the foregoing, the Board, including all of the Independent Trustees, concluded that the management fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On June 20, 2018, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement.
42	Columbia Disciplined Value Fund | Annual Report 2018

Additional information
The Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the SEC at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
Through October 31, 2018:
P.O. Box 8081
Boston, MA 02266-8081
Effective November 1, 2018:
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Disciplined Value Fund | Annual Report 2018	43

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Columbia Disciplined Value Fund
Through October 31, 2018:
P.O. Box 8081
Boston, MA 02266-8081
Effective November 1, 2018:
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2018 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus .com/investor/
ANN179_07_H01_(09/18)

Annual Report
July 31, 2018
Columbia Floating Rate Fund
Not FDIC Insured • No bank guarantee • May lose value

President’s Message
Dear Shareholders,
The year 2017 was an extraordinary year in the financial markets. The S&P 500 Index didn’t experience a single down month and returned over 20%. Continuing this trend, January 2018 marked the fastest start for the index ever. Low volatility, which had been a feature of the U.S. equity market for several years, along with the surge in the S&P 500 Index, drove investor sentiment to very high levels. This arguably set the stage for an overdue correction, which we witnessed in February 2018.
A return to volatility
There have been few periods of market upheaval such as were experienced in the first part of 2018. While investors were taken by surprise by the sudden and pronounced market swings, the return to some level of volatility actually marked a resumption of relatively normal market conditions. Having said that, it’s important to distinguish between a good technical correction where excess enthusiasm in the marketplace is being let out, versus a real change in the underlying fundamentals – things like an underperforming economy or weaker corporate earnings. Our view is that the recent market volatility falls into the former category, and the fundamentals remain strong. We’re continuing to see improvements in global economic activity, and we’re seeing corporate earnings expectations continue to rise – and not just because of tax reform.
Consistency is more important than ever
It’s important to keep in mind that when it comes to long-term investing, it’s the destination, not the journey that matters most. If you have a financial goal that you’ve worked out with your financial advisor, and you have a good asset allocation plan to reach it, it’s a question of sticking with your plan rather than become focused on near-term volatility. Bouts of volatility are normal. After all, it’s hard to cross the ocean without hitting an occasional rough patch. You need to focus on the destination.
One final thought. In weathering volatility, it’s the consistency of the return that is essential. Investors who chase higher returns are usually the first to sell when an investment goes through a bad patch, and they therefore don’t tend to benefit from the recovery. More disciplined investors who perhaps panic less or not at all during periods of volatility, tend to have improved long-term results and are more likely to reach their financial goals. Nothing is more important to us than making sure those who have entrusted us to protect and grow their assets are able to do what matters most to them.
Your success is our priority. Talk to your financial advisor about how working with Columbia Threadneedle Investments may help you position your portfolio for consistent, sustainable outcomes, no matter the market conditions.
Sincerely,
Christopher O. Petersen
President, Columbia Funds
The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance. Past performance is no guarantee of future results.
Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
© 2018 Columbia Management Investment Advisers, LLC. All rights reserved.
Columbia Floating Rate Fund   |  Annual Report 2018

Columbia Floating Rate Fund  |  Annual Report 2018

Fund at a Glance
Investment objective
Columbia Floating Rate Fund (the Fund) seeks to provide shareholders with a high level of current income and, as a secondary objective, preservation of capital.
Portfolio management
Ronald Launsbach, CFA
Lead Portfolio manager
Managed Fund since 2012
Steven Staver
Co-Portfolio manager
Managed Fund since 2008
Average annual total returns (%) (for the period ended July 31, 2018)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	02/16/06	4.75	3.73	4.64
	Including sales charges		1.61	3.11	4.32
Advisor Class*		02/28/13	5.01	4.01	4.78
Class C	Excluding sales charges	02/16/06	3.96	2.95	3.86
	Including sales charges		2.96	2.95	3.86
Institutional Class*		09/27/10	5.01	4.01	4.85
Institutional 2 Class		08/01/08	5.16	4.06	4.97
Institutional 3 Class*		06/01/15	5.10	3.95	4.75
Class R*		09/27/10	4.48	3.47	4.39
Class T	Excluding sales charges	12/01/06	4.81	3.76	4.63
	Including sales charges		2.22	3.22	4.36
Credit Suisse Leveraged Loan Index			4.72	4.19	5.19
Returns for Class A shares are shown with and without the maximum initial sales charge of 3.00%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. Returns for Class T shares are shown with and without the maximum initial sales charge of 2.50% per transaction. The Fund’s other classes are not subject to sales charges and have limited eligibility. Effective November 1, 2017, Class R4, Class R5, Class Y and Class Z shares were renamed Advisor Class, Institutional 2 Class, Institutional 3 Class and Institutional Class shares, respectively. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. Since the Fund launched more than one share class at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The Credit Suisse Leveraged Loan Index is an unmanaged market value-weighted index designed to represent the investable universe of the U.S. dollar-denominated leveraged loan market.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
2	Columbia Floating Rate Fund | Annual Report 2018

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (July 31, 2008 — July 31, 2018)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Floating Rate Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Portfolio breakdown (%) (at July 31, 2018)
Common Stocks	2.0
Corporate Bonds & Notes	1.0
Money Market Funds	6.0
Senior Loans	91.0
Warrants	0.0 (a)
Total	100.0

(a)	Rounds to zero.
Percentages indicated are based upon total investments and exclude investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Quality breakdown (%) (at July 31, 2018)
BBB rating	5.6
BB rating	36.0
B rating	50.1
CCC rating	5.5
Not rated	2.8
Total	100.0
Percentages indicated are based upon total fixed income investments (excluding Money Market Funds and derivatives, if any).
Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the rating assigned by Moody’s, as available. If Moody’s doesn’t rate a bond, then the S&P rating is used. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral. Additionally, the Investment Manager considers the interest rate to be paid on the investment, the portfolio’s exposure to a particular sector, and the relative value of the loan within the sector, among other factors.

Columbia Floating Rate Fund | Annual Report 2018	3

Manager Discussion of Fund Performance
For the 12-month period that ended July 31, 2018, the Fund’s Class A shares gained 4.75% excluding sales charges. The Fund outperformed its benchmark, the unmanaged Credit Suisse Leveraged Loan Index, which increased 4.72% for the same time period. Credit selection across a wide variety of industries contributed positively to the Fund’s performance, more than offsetting the detracting effect of the Fund’s cash position during a period when the benchmark moved higher.
Leveraged bank loan market moved higher despite spread tightening
As the period began in August 2017, the capital markets broadly continued the upward ascent begun almost a year earlier. Leveraged loans were no exception. Within the leveraged bank loan market, demand continued to outpace the supply of new loans, as expectations for a strong U.S. economy and rising U.S. interest rates persisted.
Though loan spreads (i.e., the amount investors earn above short-term LIBOR rates) tightened as the period progressed by a total of approximately 25 basis points in the wake of strong demand and resulting repricing activity, continued tightening of monetary policy by the U.S. Federal Reserve (Fed) led to a dramatic increase in the short-term LIBOR Base Rate in the latter months of 2017 and through early 2018. (A basis point is 1/100th of a percentage point. LIBOR stands for Intercontinental Exchange London Interbank Offered Rate and is the world’s most widely-used benchmark rate that leading banks charge each other for short-term loans.) This increase in the short-term LIBOR Base Rate offset the ongoing tightening of loan spreads. It also pushed overall leveraged loan yields slightly higher and, coupled with an underperforming high-yield bond market, kept investors’ funds flowing into the asset class.
The leveraged loan market’s technical, or supply/demand, imbalance remained in the issuer’s favor through the end of July 2018, despite a brief respite in June 2018, which, was similar to the experience in June 2017. Indeed, spread tightening remained a theme through much of the period. Still, average loan yields did increase modestly during the period. This was due to a combination of a rising short-term LIBOR Base Rate and spread repricing that was offset by minimal price appreciation.
Credit selection in variety of industries aided Fund performance
During the period, our credit selection in the chemicals, information technology, financials, retail and energy industries added most to the Fund’s results. Having an underweight position in retail also added significantly to relative performance during what proved to be a weak and volatile period for the industry.
Fund’s cash position detracted most from relative results
The primary detractor from the Fund’s relative results was its cash position during a period when the benchmark moved higher. The benchmark does not have a cash component, so as the benchmark rises, any cash component of the Fund detracts from relative results. Inflows to both retail mutual funds and broadly across the asset class, along with prepayments of existing loans, contributed to the Fund’s increased cash balances. It should be noted, however, that our team was diligent and effective at deploying the Fund’s cash balances quickly and prudently, thereby mitigating the drag from cash.
From an industry perspective, credit selection in diversified media and services detracted from the Fund’s relative results. Further, a migration during the period from an underweight relative to the benchmark in information technology to a rather neutral weight detracted modestly, as information technology lagged the benchmark during the period. The Fund’s underweight position in energy, one of the best performing industries in the benchmark during the period, and an overweight position in chemicals, which marginally underperformed the benchmark during the period, hurt as well.
Shifting market conditions drove portfolio changes
Given the favorable market for loans through most of the period, we remained focused on deploying cash from prepayments and fund inflows as quickly and prudently as possible throughout. We believe our active management of the Fund’s cash position to be a relative performance advantage for those investors with a long-term perspective. Also, as mentioned, we moved from an underweight position to a neutral position relative to the benchmark in information technology. Within the information technology industry, we saw what we considered to be larger, more liquid and more asset favorable deals launch
4	Columbia Floating Rate Fund | Annual Report 2018

Manager Discussion of Fund Performance  (continued)
in the new issue market during the period, which we believe may provide more downside protection and better value over the long term. At the same time, we continued to avoid middle-market software deals, which had been more prevalent in the industry and comprising a larger portion of the benchmark in years prior, thus driving the previously-held underweight position.
As of July 31, 2018, the Fund had overweight exposures compared to the benchmark in the manufacturing, chemicals, forest products, broadcasting, gaming and utilities industries. The Fund’s biggest underweights relative to the benchmark were in the services, financials, cable, transportation, consumer nondurables, health care, energy and food/tobacco industries.
As always, prudent credit selection and industry weightings were of great importance in our portfolio positioning and strategy.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Fixed-income securities and loan investments present issuer default risk. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund’s income and yield. These risks may be heightened for longer maturity and duration securities. Non-investment-grade (high-yield or junk) securities or other similarly rated instruments present greater price volatility and more risk to principal and income than higher rated securities. Prepayment and extension risk exists because the timing of payments on a loan, bond or other investment may accelerate when interest rates fall or decelerate when interest rates rise which may reduce investment opportunities and potential returns. Investment in loans may include highly leveraged transactions whereby the borrower assumes large amounts of debt in order to have the financial resources to attempt to achieve its business objectives. These transactions involve greater risk (including default and bankruptcy) than other investments. Floating rate loans typically present greater risk than other fixed-income investments as they are generally subject to legal or contractual resale restrictions, may trade less frequently and experience value impairments during liquidation. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Columbia Floating Rate Fund | Annual Report 2018	5

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
February 1, 2018 — July 31, 2018
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,017.20	1,019.69	5.15	5.16	1.03
Advisor Class	1,000.00	1,000.00	1,018.40	1,020.93	3.90	3.91	0.78
Class C	1,000.00	1,000.00	1,013.40	1,015.97	8.89	8.90	1.78
Institutional Class	1,000.00	1,000.00	1,018.40	1,020.93	3.90	3.91	0.78
Institutional 2 Class	1,000.00	1,000.00	1,018.70	1,021.12	3.70	3.71	0.74
Institutional 3 Class	1,000.00	1,000.00	1,018.90	1,021.37	3.45	3.46	0.69
Class R	1,000.00	1,000.00	1,015.90	1,018.45	6.40	6.41	1.28
Class T	1,000.00	1,000.00	1,018.10	1,019.69	5.15	5.16	1.03
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
6	Columbia Floating Rate Fund | Annual Report 2018

Portfolio of Investments
July 31, 2018
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 2.0%
Issuer	Shares	Value ($)
Consumer Discretionary 0.7%
Auto Components 0.1%
Aptiv PLC	11,178	1,096,226
Dayco/Mark IV(a)	2,545	85,894
Delphi Technologies PLC	3,726	168,303
Total		1,350,423
Diversified Consumer Services —%
Houghton Mifflin Harcourt Co.(a)	18,619	118,231
Household Durables —%
Rhodes Companies LLC (The)(a),(b),(c),(d)	109,053	0
Media 0.6%
Cumulus Media, Inc., Class A(a)	28,485	470,003
MGM Holdings II, Inc.(a)	53,207	4,984,006
Star Tribune Co. (The)(a),(b),(c),(d)	1,098	—
Tribune Media Co.	29,872	1,011,167
tronc, Inc.(a)	4,413	69,019
Total		6,534,195
Total Consumer Discretionary		8,002,849
Energy 0.4%
Energy Equipment & Services 0.4%
Fieldwood Energy LLC(a)	93,952	5,026,432
Ocean Rig UDW, Inc.(a)	4,617	129,461
Total		5,155,893
Total Energy		5,155,893
Financials 0.4%
Capital Markets 0.4%
RCS Capital Corp.(a),(d)	54,917	5,162,198
Total Financials		5,162,198
Information Technology 0.1%
Software 0.1%
Avaya Holdings Corp.(a)	80,403	1,654,694
Total Information Technology		1,654,694
Materials 0.2%
Chemicals 0.2%
LyondellBasell Industries NV, Class A	21,857	2,421,537
Common Stocks (continued)
Issuer	Shares	Value ($)
Metals & Mining —%
Aleris International, Inc.(a)	16,833	467,116
Elah Holdings, Inc.(a)	119	13,209
Total		480,325
Total Materials		2,901,862
Telecommunication Services —%
Diversified Telecommunication Services —%
Cincinnati Bell, Inc.(a)	9,438	125,997
Total Telecommunication Services		125,997
Utilities 0.2%
Independent Power and Renewable Electricity Producers 0.2%
Vistra Energy Corp(a)	105,843	2,392,052
Vistra Energy Corp.(a)	105,843	69,592
Total		2,461,644
Total Utilities		2,461,644
Total Common Stocks (Cost $12,456,875)		25,465,137

Corporate Bonds & Notes 1.0%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Building Materials 0.1%
Core & Main LP(e)
08/15/2025	6.125%	1,296,000	1,245,877
Gaming 0.3%
Seminole Tribe of Florida, Inc.(e)
10/01/2020	7.804%	2,877,000	2,877,000
Tunica-Biloxi Gaming Authority(e)
12/15/2020	3.780%	2,787,455	696,864
Total			3,573,864
Health Care 0.1%
Quorum Health Corp.
04/15/2023	11.625%	1,000,000	974,924
Media and Entertainment 0.2%
Urban One, Inc.(e)
02/15/2020	9.250%	3,000,000	2,950,842
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Floating Rate Fund | Annual Report 2018	7

Portfolio of Investments  (continued)
July 31, 2018
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Supermarkets 0.1%
Albertsons Companies, Inc.(e),(f)
3-month USD LIBOR + 3.750% 01/15/2024	6.085%	1,177,000	1,191,713
Technology 0.2%
Dell International LLC/EMC Corp.(e)
06/15/2023	5.450%	2,325,000	2,441,022
Total Corporate Bonds & Notes (Cost $12,563,388)			12,378,242

Senior Loans 92.6%
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Aerospace & Defense 1.5%
Doncasters US Finance LLC(f),(g)
Tranche B Term Loan
3-month USD LIBOR + 3.500% 04/09/2020	5.834%	2,061,043	1,914,193
Engility Corp.(f),(g)
Tranche B2 Term Loan
3-month USD LIBOR + 2.750% 08/14/2023	4.827%	3,480,348	3,485,569
Leidos Innovations Corp.(f),(g)
Tranche B Term Loan
3-month USD LIBOR + 1.750% 08/16/2023	3.875%	4,924,692	4,949,315
Transdigm, Inc.(f),(g)
Tranche E Term Loan
3-month USD LIBOR + 2.500% 05/30/2025	4.577%	1,695,563	1,694,257
Tranche F Term Loan
3-month USD LIBOR + 2.500% 06/09/2023	4.577%	4,880,535	4,881,170
Wesco Aircraft Hardware Corp.(f),(g)
Tranche B Term Loan
3-month USD LIBOR + 2.500% 02/28/2021	4.580%	2,000,000	1,951,660
Total			18,876,164
Airlines 0.6%
American Airlines, Inc.(f),(g)
Term Loan
3-month USD LIBOR + 1.750% 06/27/2025	3.827%	1,765,279	1,734,387
United AirLines, Inc.(f),(g)
Term Loan
3-month USD LIBOR + 1.750% 04/01/2024	3.827%	5,431,250	5,410,883
Total			7,145,270
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Automotive 1.1%
Allison Transmission, Inc.(f),(g)
Term Loan
3-month USD LIBOR + 1.750% 09/23/2022	3.840%	2,456,643	2,468,042
Dayco Products LLC/Mark IV Industries, Inc.(d),(f),(g)
Term Loan
3-month USD LIBOR + 4.250% 05/19/2023	6.557%	3,192,750	3,192,750
DexKo Global Inc.(f),(g)
Tranche B 1st Lien Term Loan
3-month USD LIBOR + 3.500% 07/24/2024	5.577%	1,492,509	1,497,181
FCA US LLC(f),(g)
Tranche B Term Loan
3-month USD LIBOR + 2.000% 12/31/2018	4.070%	579,993	580,474
Horizon Global Corp.(d),(f),(g)
Term Loan
3-month USD LIBOR + 4.500% 06/30/2021	6.572%	1,229,401	1,186,372
Navistar, Inc.(f),(g)
Tranche B Term Loan
3-month USD LIBOR + 3.500% 11/06/2024	5.600%	4,788,000	4,788,000
Total			13,712,819
Brokerage/Asset Managers/Exchanges 0.5%
AlixPartners LLP(f),(g)
Term Loan
3-month USD LIBOR + 2.750% 04/04/2024	4.827%	2,573,485	2,577,242
Aretec Group, Inc.(f),(g)
2nd Lien Term Loan PIK
3-month USD LIBOR + 4.500% 05/23/2021	0.000%	1,075,165	1,075,165
Tranche B1 Term Loan
3-month USD LIBOR + 4.250% 11/23/2020	6.327%	959,187	962,784
Greenhill & Co., Inc.(f),(g)
Term Loan
3-month USD LIBOR + 3.750% 10/12/2022	5.847%	1,608,750	1,618,805
Total			6,233,996
Building Materials 2.8%
American Bath Group LLC(f),(g)
1st Lien Term Loan
3-month USD LIBOR + 4.250% 09/30/2023	6.584%	5,171,250	5,210,034

The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Floating Rate Fund | Annual Report 2018

Portfolio of Investments  (continued)
July 31, 2018
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Associated Asphalt Partners LLC(f),(g)
Tranche B Term Loan
3-month USD LIBOR + 5.250% 04/05/2024	7.327%	1,953,134	1,903,485
Covia Holdings Corp.(f),(g)
Term Loan
3-month USD LIBOR + 3.750% 06/01/2025	6.050%	2,175,000	2,175,000
HD Supply, Inc.(f),(g)
Tranche B3 Term Loan
3-month USD LIBOR + 2.250% 08/13/2021	4.327%	1,128,515	1,134,395
Tranche B4 Term Loan
3-month USD LIBOR + 2.500% 10/17/2023	4.577%	394,022	396,682
Pisces Midco, Inc./PlyGem Industries, Inc.(f),(g)
Term Loan
3-month USD LIBOR + 3.750% 04/12/2025	6.087%	2,350,000	2,352,209
QUIKRETE Holdings, Inc.(f),(g)
1st Lien Term Loan
3-month USD LIBOR + 2.750% 11/15/2023	4.827%	6,380,795	6,372,819
SRS Distribution, Inc.(f),(g)
Term Loan
3-month USD LIBOR + 3.250% 05/23/2025	5.580%	3,500,000	3,438,750
US Silica Co.(f),(g)
Term Loan
3-month USD LIBOR + 4.000% 05/01/2025	6.125%	3,491,250	3,488,527
Westinghouse Electric Company LLC(f),(g),(h)
1st Lien Term Loan
3-month USD LIBOR + 3.750% 07/31/2025	6.083%	3,850,000	3,874,679
2nd Lien Term Loan
3-month USD LIBOR + 6.750% 07/24/2026	9.083%	1,000,000	1,015,360
Wilsonart LLC(f),(g)
Tranche D Term Loan
3-month USD LIBOR + 3.250% 12/19/2023	5.590%	3,351,625	3,359,467
Total			34,721,407
Cable and Satellite 2.2%
Charter Communications Operating, LLC/Safari LLC(f),(g)
Tranche B Term Loan
3-month USD LIBOR + 2.000% 04/30/2025	4.080%	3,649,144	3,649,983
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Cogeco Communications (U.S.A.) II LP(f),(g)
Tranche B Term Loan
3-month USD LIBOR + 2.375% 01/03/2025	4.452%	4,500,000	4,498,110
CSC Holdings LLC(f),(g)
Term Loan
3-month USD LIBOR + 2.250% 07/17/2025	4.322%	2,473,923	2,458,461
Encompass Digital Media, Inc.(d),(f),(g)
Tranche B 1st Lien Term Loan
3-month USD LIBOR + 4.500% 06/06/2021	6.840%	1,878,505	1,845,632
Tranche B 2nd Lien Term Loan
3-month USD LIBOR + 7.750% 06/06/2022	10.090%	1,500,000	1,222,500
MCC Iowa LLC(f),(g)
Tranche M Term Loan
3-month USD LIBOR + 2.000% 01/15/2025	3.950%	1,985,000	1,983,769
Quebecor Media, Inc.(f),(g)
Tranche B1 Term Loan
3-month USD LIBOR + 2.250% 08/17/2020	4.593%	1,905,000	1,910,563
Telesat Canada(f),(g)
Tranche B4 Term Loan
3-month USD LIBOR + 2.500% 11/17/2023	4.840%	5,735,100	5,739,859
Virgin Media Bristol LLC(f),(g)
Tranche K Term Loan
3-month USD LIBOR + 2.500% 01/15/2026	4.572%	4,200,000	4,194,288
Total			27,503,165
Chemicals 6.6%
Alpha 3 BV/Atotech U.S.A., Inc.(f),(g)
Tranche B1 Term Loan
3-month USD LIBOR + 3.000% 01/31/2024	5.334%	3,648,200	3,648,200
Aruba Investments, Inc.(f),(g)
Tranche B1 Term Loan
3-month USD LIBOR + 3.250% 02/02/2022	5.327%	2,455,696	2,452,627
Ascend Performance Materials Operations LLC(f),(g)
Tranche B Term Loan
3-month USD LIBOR + 5.250% 08/12/2022	7.584%	1,764,000	1,768,410
Axalta Coating Systems Dutch Holding BBV/U.S. Holdings, Inc.(f),(g)
Tranche B3 Term Loan
3-month USD LIBOR + 1.750% 06/01/2024	4.084%	3,135,602	3,133,438

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Floating Rate Fund | Annual Report 2018	9

Portfolio of Investments  (continued)
July 31, 2018
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Chemours Co. (The)(f),(g)
Tranche B2 Term Loan
3-month USD LIBOR + 1.750% 04/03/2025	3.830%	4,923,453	4,904,990
ColourOz Investment 1 GmbH(f),(g)
Tranche C 1st Lien Term Loan
3-month USD LIBOR + 3.000% 09/07/2021	5.341%	587,586	550,128
ColourOz Investment 2 LLC(f),(g)
Tranche B2 1st Lien Term Loan
3-month USD LIBOR + 3.000% 09/07/2021	5.341%	3,554,416	3,327,822
DuBois Chemicals, Inc.(f),(g)
1st Lien Term Loan
3-month USD LIBOR + 3.250% 03/15/2024	5.327%	1,433,349	1,433,349
Flint Group GMBH(f),(g)
Tranche B8 1st Lien Term Loan
3-month USD LIBOR + 3.000% 09/07/2021	5.341%	814,688	762,751
HII Holding Corp/Houghton International(f),(g)
1st Lien Term Loan
3-month USD LIBOR + 3.250% 12/20/2019	5.327%	1,853,638	1,850,543
HII Holding Corp/Houghton International(d),(f),(g)
2nd Lien Term Loan
3-month USD LIBOR + 8.500% 12/21/2020	10.577%	2,150,000	2,160,750
Ineos US Finance LLC(f),(g)
Term Loan
3-month USD LIBOR + 2.000% 04/01/2024	4.169%	5,124,250	5,112,105
Invictus U.S. Newco LLC/SK Invictus Intermediate II SARL(f),(g)
2nd Lien Term Loan
3-month USD LIBOR + 6.750% 03/30/2026	8.827%	1,575,000	1,571,062
Kraton Polymers LLC(f),(g)
Term Loan
3-month USD LIBOR + 2.500% 03/08/2025	4.577%	4,204,225	4,212,970
MacDermid, Inc./Platform Specialty Products Corp.(f),(g)
Tranche B6 Term Loan
3-month USD LIBOR + 3.000% 06/07/2023	5.077%	4,135,041	4,143,890
Minerals Technologies, Inc.(f),(g)
Tranche B1 Term Loan
3-month USD LIBOR + 2.250% 02/14/2024	4.396%	1,484,201	1,489,766
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Nexeo Solutions, LLC(f),(g)
Tranche B1 Term Loan
3-month USD LIBOR + 3.250% 06/09/2023	5.578%	5,537,740	5,565,429
OCI Partners LP(f),(g)
Term Loan
3-month USD LIBOR + 4.000% 03/13/2025	6.334%	3,765,562	3,790,265
Omnova Solutions, Inc.(d),(f),(g)
Tranche B2 Term Loan
3-month USD LIBOR + 3.250% 08/25/2023	5.327%	1,410,848	1,417,902
PolyOne Corp.(f),(g)
Tranche B4 Term Loan
3-month USD LIBOR + 1.750% 11/11/2022	3.828%	3,415,851	3,424,391
PQ Corp.(f),(g)
Tranche B1 Term Loan
3-month USD LIBOR + 2.500% 02/08/2025	4.577%	4,516,099	4,511,402
Ravago Holdings America, Inc.(d),(f),(g)
Term Loan
3-month USD LIBOR + 2.750% 07/13/2023	4.830%	3,922,456	3,922,456
Solenis Holdings LLC(f),(g)
1st Lien Term Loan
3-month USD LIBOR + 4.000% 12/26/2023	6.179%	5,575,000	5,598,359
2nd Lien Term Loan
3-month USD LIBOR + 8.500% 06/26/2024	10.679%	1,000,000	984,170
Trinseo Materials Operating SCA(f),(g)
Term Loan
3-month USD LIBOR + 2.000% 09/06/2024	4.077%	1,947,748	1,946,774
Tronox Finance LLC(f),(g)
1st Lien Term Loan
3-month USD LIBOR + 3.000% 09/23/2024	5.077%	1,735,465	1,743,518
3-month USD LIBOR + 3.000% 09/23/2024	5.077%	752,035	755,524
Univar U.S.A., Inc.(f),(g)
Tranche B3 Term Loan
3-month USD LIBOR + 2.500% 07/01/2024	4.577%	4,097,851	4,107,440
Vantage Specialties, Inc.(f),(g)
2nd Lien Term Loan
3-month USD LIBOR + 8.250% 10/27/2025	10.592%	2,400,000	2,406,000
Total			82,696,431

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Floating Rate Fund | Annual Report 2018

Portfolio of Investments  (continued)
July 31, 2018
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Construction Machinery 1.2%
Clarke Equipment Co./Doosan Bobcat Inc.(f),(g)
Term Loan
3-month USD LIBOR + 2.000% 05/18/2024	4.334%	835,380	834,637
Columbus McKinnon Corp(f),(g)
Term Loan
3-month USD LIBOR + 2.500% 01/31/2024	4.834%	2,874,424	2,874,424
Douglas Dynamics LLC(f),(g)
Term Loan
3-month USD LIBOR + 3.000% 12/31/2021	5.080%	1,306,050	1,304,417
DXP Enterprises, Inc.(f),(g)
Term Loan
3-month USD LIBOR + 4.750% 08/29/2023	6.827%	3,002,312	3,009,818
North American Lifting Holdings, Inc./TNT Crane & Rigging, Inc.(f),(g)
1st Lien Term Loan
3-month USD LIBOR + 4.500% 11/27/2020	6.834%	2,376,344	2,276,846
Vertiv Group Corp.(f),(g)
Tranche B Term Loan
3-month USD LIBOR + 4.000% 11/30/2023	6.100%	4,512,931	4,477,189
Total			14,777,331
Consumer Cyclical Services 2.3%
Creative Artists Agency LLC(f),(g)
Term Loan
3-month USD LIBOR + 3.000% 02/15/2024	5.072%	4,555,595	4,563,203
DTZ US Borrower LLC/DTZ AUS Holdco Pty Ltd./Cushman & Wakefield(f),(g)
1st Lien Term Loan
3-month USD LIBOR + 3.250% 11/04/2021	5.489%	4,434,470	4,435,490
ServiceMaster Co. LLC (The)(f),(g)
Tranche C Term Loan
3-month USD LIBOR + 2.500% 11/08/2023	0.000%	3,629,824	3,628,917
Staples, Inc.(f),(g)
Term Loan
3-month USD LIBOR + 4.000% 09/12/2024	6.343%	4,800,875	4,754,259
Trans Union LLC(f),(g)
Tranche B3 Term Loan
3-month USD LIBOR + 2.000% 04/10/2023	4.077%	3,379,743	3,386,773
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Uber Technologies, Inc.(f),(g)
Term Loan
3-month USD LIBOR + 3.500% 07/13/2023	5.574%	5,681,325	5,697,914
USS Ultimate Holdings, Inc.(f),(g)
1st Lien Term Loan
3-month USD LIBOR + 3.750% 08/25/2024	0.000%	1,985,000	1,997,406
Total			28,463,962
Consumer Products 0.8%
Serta Simmons Bedding LLC(f),(g)
1st Lien Term Loan
3-month USD LIBOR + 3.500% 11/08/2023	5.591%	3,412,975	2,848,776
2nd Lien Term Loan
3-month USD LIBOR + 8.000% 11/08/2024	10.097%	1,898,667	1,283,176
SIWF Holdings, Inc.(f),(g)
1st Lien Term Loan
3-month USD LIBOR + 4.250% 06/15/2025	6.322%	2,050,000	2,055,125
Steinway Musical Instruments, Inc.(f),(g)
1st Lien Term Loan
3-month USD LIBOR + 3.750% 02/17/2025	5.822%	2,992,500	2,999,981
Weight Watchers International, Inc.(f),(g)
Term Loan
3-month USD LIBOR + 4.750% 11/29/2024	7.050%	1,462,500	1,478,500
Total			10,665,558
Diversified Manufacturing 3.9%
Accudyne Industries Borrower SCA/LLC(f),(g)
Term Loan
3-month USD LIBOR + 3.250% 08/18/2024	5.327%	2,774,091	2,779,722
Allnex & Cy SCA(d),(f),(g)
Tranche B2 Term Loan
3-month USD LIBOR + 3.250% 09/13/2023	5.569%	2,402,049	2,411,056
Allnex & Cy SCA(f),(g)
Tranche B3 Term Loan
3-month USD LIBOR + 3.250% 09/13/2023	5.569%	1,809,756	1,816,543
Apergy Corp.(f),(g),(h)
Term Loan
3-month USD LIBOR + 2.500% 05/09/2025	4.625%	3,100,000	3,107,750

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Floating Rate Fund | Annual Report 2018	11

Portfolio of Investments  (continued)
July 31, 2018
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Apex Tool Group LLC(f),(g)
Term Loan
3-month USD LIBOR + 3.750% 02/01/2022	5.827%	2,452,556	2,457,167
Bright Bidco BV/Lumileds LLC(f),(g)
Tranche B Term Loan
3-month USD LIBOR + 3.500% 06/30/2024	5.751%	4,603,587	4,570,211
Crosby US Acquisition Corp.(f),(g)
1st Lien Term Loan
3-month USD LIBOR + 3.000% 11/23/2020	5.081%	835,625	820,484
2nd Lien Term Loan
3-month USD LIBOR + 6.000% 11/22/2021	8.081%	2,000,000	1,980,000
EWT Holdings III Corp(f),(g),(h)
1st Lien Term Loan
3-month USD LIBOR + 3.000% 12/20/2024	5.077%	5,693,854	5,697,441
Forterra Finance LLC(f),(g)
Term Loan
3-month USD LIBOR + 3.000% 10/25/2023	5.077%	2,536,973	2,364,763
Gardner Denver, Inc.(f),(g)
Tranche B1 Term Loan
3-month USD LIBOR + 2.750% 07/30/2024	4.827%	2,570,691	2,575,369
Gates Global LLC(f),(g)
Tranche B2 Term Loan
3-month USD LIBOR + 2.750% 04/01/2024	5.084%	5,600,719	5,610,968
Generac Power Systems, Inc.(f),(g)
Term Loan
3-month USD LIBOR + 1.750% 05/31/2023	3.832%	1,702,305	1,700,178
Harsco Corp.(f),(g)
Tranche B2 Term Loan
3-month USD LIBOR + 2.250% 12/06/2024	4.375%	1,980,038	1,988,294
Hyster-Yale Group, Inc.(f),(g)
Term Loan
3-month USD LIBOR + 3.250% 05/30/2023	5.327%	1,472,500	1,473,428
LTI Holdings, Inc./Boyd Corp.(f),(g)
1st Lien Term Loan
3-month USD LIBOR + 4.750% 05/16/2024	6.827%	2,079,000	2,076,401
Tyco International Holdings SARL(f),(g)
Term Loan
3-month USD LIBOR + 1.375% 03/02/2020	3.548%	1,612,500	1,608,469
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Welbilt, Inc.(f),(g)
Tranche B Term Loan
3-month USD LIBOR + 2.750% 03/03/2023	4.827%	2,565,597	2,570,421
Zekelman Industries, Inc.(f),(g)
Term Loan
3-month USD LIBOR + 2.250% 06/14/2021	4.582%	1,994,937	1,993,700
Total			49,602,365
Electric 3.5%
AES Corp. (The)(f),(g)
Term Loan
3-month USD LIBOR + 1.750% 05/31/2022	4.069%	2,518,189	2,513,253
Astoria Energy LLC(f),(g)
Tranche B Term Loan
3-month USD LIBOR + 4.000% 12/24/2021	6.080%	4,113,757	4,138,727
Calpine Construction Finance Co., LP(f),(g)
Tranche B Term Loan
3-month USD LIBOR + 2.500% 01/15/2025	4.577%	565,220	565,118
Calpine Corp.(f),(g)
Term Loan
3-month USD LIBOR + 2.500% 05/31/2023	4.840%	2,842,000	2,842,284
3-month USD LIBOR + 2.500% 01/15/2024	4.840%	2,210,127	2,211,408
Eastern Power LLC/Covert Midco LLC/TPF II LC LLC(f),(g)
Term Loan
3-month USD LIBOR + 3.750% 10/02/2023	5.827%	2,972,355	2,984,423
EFS Cogen Holdings I LLC(f),(g)
Tranche B Term Loan
3-month USD LIBOR + 3.250% 06/28/2023	5.590%	2,136,656	2,138,557
Exgen Renewables IV LLC(d),(f),(g)
Term Loan
3-month USD LIBOR + 3.000% 11/28/2024	5.310%	980,699	986,829
Frontera Generation Holdings LLC(f),(g)
Term Loan
3-month USD LIBOR + 4.250% 05/02/2025	6.342%	2,975,000	2,982,438
Helix General Funding LLC(f),(g)
Term Loan
3-month USD LIBOR + 3.750% 06/03/2024	5.827%	5,945,971	5,988,069

The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Floating Rate Fund | Annual Report 2018

Portfolio of Investments  (continued)
July 31, 2018
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
MRP Generation Holdings, LLC(d),(f),(g)
Term Loan
3-month USD LIBOR + 7.000% 10/18/2022	9.334%	5,084,437	4,830,216
Nautilus Power, LLC(f),(g),(h)
Term Loan
3-month USD LIBOR + 4.250% 05/16/2024	6.327%	4,957,857	4,975,408
Southeast PowerGen LLC(f),(g)
Tranche B Term Loan
3-month USD LIBOR + 3.500% 12/02/2021	5.580%	1,394,354	1,289,778
Vistra Operations Co. LLC(f),(g)
Term Loan
3-month USD LIBOR + 2.500% 08/04/2023	4.077%	1,884,868	1,880,947
3-month USD LIBOR + 2.250% 12/14/2023	4.327%	886,500	886,021
WG Partners Acquisition LLC(d),(f),(g)
Tranche B Term Loan
3-month USD LIBOR + 3.500% 11/15/2023	5.834%	3,039,076	3,039,076
Total			44,252,552
Environmental 1.9%
Advanced Disposal Services, Inc.(f),(g)
Term Loan
3-month USD LIBOR + 2.250% 11/10/2023	4.193%	5,108,254	5,110,195
EnergySolutions LLC/Envirocare of Utah LLC(f),(g)
Term Loan
3-month USD LIBOR + 3.750% 05/09/2025	6.084%	4,750,000	4,785,625
NRC US Holding Company, LLC(f),(g)
Term Loan
3-month USD LIBOR + 5.250% 06/11/2024	7.327%	2,950,000	2,950,000
STI Infrastructure SARL(d),(f),(g)
Term Loan
3-month USD LIBOR + 5.500% 08/22/2020	7.834%	3,834,939	3,451,445
WCA Waste Systems, Inc.(f),(g)
Term Loan
3-month USD LIBOR + 2.500% 08/11/2023	4.577%	3,340,627	3,321,853
Wrangler Buyer Corp./Waste Industries USA, Inc.(f),(g)
Term Loan
3-month USD LIBOR + 2.750% 09/27/2024	4.827%	4,755,115	4,764,055
Total			24,383,173
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Finance Companies 1.0%
Avolon Borrower 1 LLC(f),(g)
Tranche B3 Term Loan
3-month USD LIBOR + 2.000% 01/15/2025	4.086%	7,279,913	7,226,187
FinCo I LLC/Fortress Investment Group(f),(g)
Term Loan
3-month USD LIBOR + 2.000% 12/27/2022	4.077%	5,319,219	5,320,549
Total			12,546,736
Food and Beverage 1.9%
Aramark Intermediate HoldCo Corp.(f),(g)
Tranche B2 Term Loan
3-month USD LIBOR + 1.750% 03/28/2024	4.084%	2,251,535	2,254,349
Del Monte Foods, Inc.(f),(g)
2nd Lien Term Loan
3-month USD LIBOR + 7.250% 08/18/2021	9.751%	2,000,000	1,386,660
Dole Food Co., Inc.(f),(g)
Tranche B Term Loan
3-month USD LIBOR + 2.750% 04/06/2024	4.837%	2,754,375	2,747,489
H-Food Holdings LLC/Hearthside Food Solutions LLC(f),(g)
Term Loan
3-month USD LIBOR + 3.000% 05/23/2025	5.064%	2,725,000	2,702,519
Hostess Brands LLC(f),(g)
Tranche B Term Loan
3-month USD LIBOR + 2.250% 08/03/2022	4.327%	2,156,288	2,155,512
JBS U.S.A. Lux SA(f),(g)
Term Loan
3-month USD LIBOR + 2.500% 10/30/2022	4.835%	5,258,437	5,250,918
US Foods, Inc./US Foodservice, Inc.(f),(g)
Term Loan
3-month USD LIBOR + 2.000% 06/27/2023	4.077%	4,516,270	4,512,521
Wells Enterprises, Inc.(f),(g)
Term Loan
3-month USD LIBOR + 2.750% 03/31/2025	4.827%	2,493,750	2,512,453
Total			23,522,421
Foreign Agencies 0.2%
Oxea Holding Vier GmbH(f),(g)
Tranche B2 Term Loan
3-month USD LIBOR + 3.500% 10/14/2024	5.625%	2,481,250	2,482,813

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Floating Rate Fund | Annual Report 2018	13

Portfolio of Investments  (continued)
July 31, 2018
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Gaming 5.7%
Affinity Gaming(f),(g)
2nd Lien Term Loan
3-month USD LIBOR + 8.250% 01/31/2025	10.327%	1,725,000	1,699,125
Term Loan
3-month USD LIBOR + 3.250% 07/01/2023	5.327%	2,474,783	2,450,035
Aristocrat Leisure Ltd.(f),(g)
Tranche B3 Term Loan
3-month USD LIBOR + 1.750% 10/19/2024	4.098%	4,498,062	4,489,875
Boyd Gaming Corp.(f),(g)
Tranche B Term Loan
3-month USD LIBOR + 2.500% 09/15/2023	4.450%	1,253,408	1,259,675
Caesars Resort Collection LLC(f),(g)
Tranche B Term Loan
3-month USD LIBOR + 2.750% 12/23/2024	4.827%	3,980,000	3,994,288
CBAC Borrower LLC(f),(g)
Tranche B Term Loan
3-month USD LIBOR + 4.000% 07/08/2024	6.077%	4,317,375	4,328,168
CCM Merger, Inc./MotorCity Casino Hotel(f),(g)
Term Loan
3-month USD LIBOR + 2.750% 08/06/2021	4.827%	2,135,350	2,140,155
CityCenter Holdings LLC(f),(g)
Tranche B Term Loan
3-month USD LIBOR + 2.250% 04/18/2024	4.327%	4,388,044	4,391,072
Eldorado Resorts, Inc.(f),(g)
Term Loan
3-month USD LIBOR + 2.250% 04/17/2024	4.401%	1,468,116	1,467,500
Gateway Casinos & Entertainment Ltd.(f),(g)
Term Loan
3-month USD LIBOR + 3.000% 12/01/2023	5.473%	3,950,000	3,961,100
Golden Nugget, Inc./Landry’s, Inc.(f),(g)
Tranche B Term Loan
3-month USD LIBOR + 2.750% 10/04/2023	4.827%	5,484,340	5,498,819
Greektown Holdings LLC(f),(g)
Term Loan
3-month USD LIBOR + 3.000% 04/25/2024	5.077%	1,930,500	1,929,689
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Las Vegas Sands LLC(f),(g)
Term Loan
3-month USD LIBOR + 1.750% 03/27/2025	3.827%	2,790,747	2,783,770
Mohegan Tribal Gaming Authority(f),(g)
Tranche B Term Loan
3-month USD LIBOR + 4.000% 10/13/2023	6.077%	5,206,473	4,859,357
Penn National Gaming, Inc.(f),(g)
Tranche B Term Loan
3-month USD LIBOR + 2.500% 01/19/2024	4.577%	1,173,250	1,176,922
Scientific Games International, Inc.(d),(f),(g),(i),(j)
Term Loan
3-month USD LIBOR + 3.000% 10/18/2020		1,900,000	1,681,500
Scientific Games International, Inc.(f),(g)
Tranche B5 Term Loan
3-month USD LIBOR + 2.750% 08/14/2024	4.903%	8,233,677	8,234,829
Seminole Tribe of Florida(f),(g)
Tranche B Term Loan
3-month USD LIBOR + 1.750% 07/08/2024	3.827%	2,257,937	2,265,705
Stars Group Holdings BV(f),(g)
Term Loan
3-month USD LIBOR + 3.500% 07/10/2025	5.831%	6,725,000	6,781,961
Twin River Management Group, Inc.(f),(g)
Term Loan
3-month USD LIBOR + 3.500% 07/10/2020	5.834%	2,155,245	2,161,301
Yonkers Racing Corp.(f),(g)
1st Lien Term Loan
3-month USD LIBOR + 3.250% 05/31/2024	5.330%	4,894,395	4,906,631
Total			72,461,477
Health Care 5.5%
Acadia Healthcare Co., Inc.(f),(g)
Tranche B4 Term Loan
3-month USD LIBOR + 2.500% 02/16/2023	4.577%	1,498,967	1,503,838
Air Methods Corp.(f),(g)
Term Loan
3-month USD LIBOR + 3.500% 04/22/2024	5.834%	2,778,217	2,546,931
Avantor, Inc.(f),(g)
Term Loan
3-month USD LIBOR + 4.000% 11/21/2024	6.077%	2,363,125	2,380,848

The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Floating Rate Fund | Annual Report 2018

Portfolio of Investments  (continued)
July 31, 2018
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Change Healthcare Holdings, Inc.(f),(g)
Term Loan
3-month USD LIBOR + 2.750% 03/01/2024	4.827%	5,830,988	5,819,676
CHS/Community Health Systems, Inc.(f),(g)
Tranche H Term Loan
3-month USD LIBOR + 3.250% 01/27/2021	5.557%	850,005	834,306
DaVita, Inc.(f),(g)
Tranche B Term Loan
3-month USD LIBOR + 2.750% 06/24/2021	4.827%	5,700,493	5,726,943
Diplomat Pharmacy, Inc.(f),(g)
Tranche B Term Loan
3-month USD LIBOR + 4.500% 12/20/2024	6.580%	1,620,000	1,622,705
Envision Healthcare Corp.(f),(g)
Term Loan
3-month USD LIBOR + 3.000% 12/01/2023	5.080%	2,218,184	2,215,877
Gentiva Health Services, Inc.(f),(g),(h)
1st Lien Term Loan
3-month USD LIBOR + 3.750% 07/02/2025		1,917,614	1,931,996
Delayed Draw 1st Lien Term Loan
3-month USD LIBOR + 3.750% 07/02/2025		1,207,386	1,216,442
HC Group Holdings III, Inc.(f),(g)
1st Lien Term Loan
3-month USD LIBOR + 3.750% 04/07/2022	5.827%	1,969,620	1,978,247
HCA, Inc.(f),(g)
Tranche B10 Term Loan
3-month USD LIBOR + 2.000% 03/13/2025	4.077%	1,645,875	1,654,796
Iqvia, Inc./Quintiles IMS(f),(g)
Tranche B3 Term Loan
3-month USD LIBOR + 1.750% 06/11/2025	4.084%	4,000,000	3,971,240
MPH Acquisition Holdings LLC(f),(g)
Term Loan
3-month USD LIBOR + 2.750% 06/07/2023	5.084%	4,746,109	4,744,923
National Mentor Holdings, Inc.(f),(g)
Tranche B Term Loan
3-month USD LIBOR + 3.000% 01/31/2021	5.334%	1,220,812	1,223,559
Onex Carestream Finance LP(f),(g)
1st Lien Term Loan
3-month USD LIBOR + 4.000% 06/07/2019	6.077%	1,666,360	1,663,977
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Ortho-Clinical Diagnostics, Inc.(f),(g)
Term Loan
3-month USD LIBOR + 3.250% 06/30/2025	5.327%	6,220,974	6,210,958
Owens & Minor, Inc.(f),(g)
Tranche B Term Loan
3-month USD LIBOR + 4.500% 05/02/2025	6.673%	3,750,000	3,660,938
PharMerica Corp.(f),(g)
1st Lien Term Loan
3-month USD LIBOR + 3.500% 12/06/2024	5.578%	773,063	775,722
PharMerica Corp.(d),(f),(g)
2nd lien Term Loan
3-month USD LIBOR + 7.750% 12/05/2025	9.828%	1,000,000	1,003,750
Quorum Health Corp.(f),(g)
Term Loan
3-month USD LIBOR + 6.750% 04/29/2022	8.827%	1,219,144	1,233,627
Select Medical Corp.(f),(g)
Tranche B Term Loan
3-month USD LIBOR + 2.750% 03/01/2021	4.831%	3,390,769	3,401,382
Sterigenics-Nordion Holdings, LLC(f),(g)
Term Loan
3-month USD LIBOR + 3.000% 05/15/2022	5.334%	6,332,579	6,328,653
Team Health Holdings, Inc.(f),(g)
Term Loan
3-month USD LIBOR + 2.750% 02/06/2024	4.827%	5,966,950	5,795,400
Total			69,446,734
Independent Energy 0.2%
Ascent Resources – Marcellus, LLC(f),(g)
Term Loan
3-month USD LIBOR + 6.500% 03/30/2023	8.600%	62,500	62,500
Chesapeake Energy Corp.(f),(g)
Tranche A Term Loan
3-month USD LIBOR + 7.500% 08/23/2021	9.577%	3,000,000	3,133,500
Total			3,196,000
Leisure 3.4%
24 Hour Fitness Worldwide, Inc.(f),(g)
Term Loan
3-month USD LIBOR + 3.500% 05/30/2025	5.572%	3,575,000	3,583,937

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Floating Rate Fund | Annual Report 2018	15

Portfolio of Investments  (continued)
July 31, 2018
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
AMC Entertainment Holdings, Inc.(f),(g)
Term Loan
3-month USD LIBOR + 2.250% 12/15/2022	4.322%	2,251,946	2,252,643
3-month USD LIBOR + 2.250% 12/15/2023	4.322%	98,500	98,500
ClubCorp Holdings, Inc.(f),(g)
Tranche B 1st Lien Term Loan
3-month USD LIBOR + 2.750% 09/18/2024	5.084%	4,210,853	4,198,810
Crown Finance US, Inc./Cineworld Group PLC(f),(g)
Term Loan
3-month USD LIBOR + 2.500% 02/28/2025	4.577%	6,483,750	6,461,446
Formula One Management Ltd.(f),(g)
Tranche B3 Term Loan
3-month USD LIBOR + 2.500% 02/01/2024	4.577%	6,258,105	6,217,428
Life Time Fitness, Inc.(f),(g)
Term Loan
3-month USD LIBOR + 2.750% 06/10/2022	5.057%	4,128,845	4,130,001
Metro-Goldwyn-Mayer, Inc.(f),(g),(h)
1st Lien Term Loan
3-month USD LIBOR + 2.500% 07/03/2025		2,850,000	2,850,000
2nd Lien Term Loan
3-month USD LIBOR + 4.500% 07/03/2026		2,225,000	2,219,438
NAI Entertainment Holdings LLC(f),(g)
Tranche B Term Loan
3-month USD LIBOR + 2.500% 05/08/2025	4.580%	2,275,000	2,272,156
UFC Holdings LLC(f),(g)
1st Lien Term Loan
3-month USD LIBOR + 3.250% 08/18/2023	5.330%	4,892,862	4,906,856
William Morris Endeavor Entertainment, LLC/IMG Worldwide Holdings, LLC(f),(g)
Tranche B1 1st Lien Term Loan
3-month USD LIBOR + 2.750% 05/18/2025	4.930%	4,336,921	4,317,058
Total			43,508,273
Lodging 0.8%
Hilton Worldwide Finance LLC(f),(g)
Tranche B2 Term Loan
3-month USD LIBOR + 1.750% 10/25/2023	3.814%	7,527,442	7,551,756
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
RHP Hotel Properties LP(f),(g)
Tranche B Term Loan
3-month USD LIBOR + 2.000% 05/11/2024	4.340%	2,493,438	2,490,944
Total			10,042,700
Media and Entertainment 5.5%
A-L Parent LLC/Learfield Communications(f),(g)
1st Lien Term Loan
3-month USD LIBOR + 3.250% 12/01/2023	5.330%	2,807,250	2,817,777
A-L Parent LLC/Learfield Communications(d),(f),(g),(h)
Term Loan
3-month USD LIBOR + 3.250% 12/01/2023		1,475,000	1,480,531
Cengage Learning, Inc.(f),(g)
Term Loan
3-month USD LIBOR + 4.250% 06/07/2023	6.329%	2,890,945	2,731,336
Cumulus Media New Holdings, Inc.(f),(g)
Term Loan
3-month USD LIBOR + 4.500% 05/13/2022	6.580%	2,217,358	2,186,315
Emerald Expositions Holding, Inc.(f),(g)
Term Loan
3-month USD LIBOR + 2.750% 05/22/2024	4.827%	2,887,670	2,895,785
Entravision Communications Corp.(f),(g)
Tranche B Term Loan
3-month USD LIBOR + 2.750% 11/29/2024	4.827%	1,488,750	1,469,515
Getty Images, Inc.(f),(g)
Term Loan
3-month USD LIBOR + 3.500% 10/18/2019	5.572%	2,976,750	2,913,018
Gray Television, Inc.(f),(g)
Tranche B2 Term Loan
3-month USD LIBOR + 2.250% 02/07/2024	4.340%	2,735,642	2,733,590
Hubbard Radio LLC(f),(g)
Term Loan
3-month USD LIBOR + 3.000% 03/28/2025	5.080%	3,271,294	3,268,578
iHeartCommunications, Inc.(g),(k)
Tranche D Term Loan
01/30/2019	0.000%	7,958,970	6,170,430
Ion Media Networks, Inc.(f),(g)
Tranche B3 Term Loan
3-month USD LIBOR + 2.750% 12/18/2020	4.830%	2,316,311	2,319,206

The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Floating Rate Fund | Annual Report 2018

Portfolio of Investments  (continued)
July 31, 2018
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Lions Gate Capital Holdings LLC(f),(g)
Tranche B Term Loan
3-month USD LIBOR + 2.250% 03/24/2025	4.314%	3,067,312	3,074,981
Mcgraw-Hill Global Education Holdings LLC(f),(g)
Tranche B 1st Lien Term Loan
3-month USD LIBOR + 4.000% 05/04/2022	6.077%	1,396,387	1,372,201
Meredith Corp.(f),(g)
Term Loan
3-month USD LIBOR + 3.000% 01/31/2025	5.077%	3,341,625	3,349,511
Mission Broadcasting, Inc.(f),(g)
Tranche B2 Term Loan
3-month USD LIBOR + 2.500% 01/17/2024	4.582%	304,003	304,097
Nexstar Broadcasting, Inc.(f),(g)
Tranche B2 Term Loan
3-month USD LIBOR + 2.500% 01/17/2024	4.582%	2,280,402	2,281,109
Nielsen Finance LLC/VNU, Inc.(f),(g)
Tranche B4 Term Loan
3-month USD LIBOR + 2.000% 10/04/2023	4.097%	3,905,686	3,882,682
Radio One, Inc.(d),(f),(g)
Term Loan
3-month USD LIBOR + 4.000% 04/18/2023	6.080%	5,925,000	5,784,281
Sinclair Television Group, Inc.(f),(g)
Tranche B Term Loan
3-month USD LIBOR + 2.250% 01/03/2024	4.330%	5,831,319	5,824,030
Sinclair Television Group, Inc.(f),(g),(h)
Tranche B Term Loan
3-month USD LIBOR + 2.500% 12/12/2024		3,350,000	3,340,788
Tribune Media Co.(d),(f),(g)
Tranche B Term Loan
3-month USD LIBOR + 3.000% 12/27/2020	5.077%	166,798	166,798
Tribune Media Co.(f),(g)
Tranche C Term Loan
3-month USD LIBOR + 3.000% 01/26/2024	5.077%	3,450,269	3,445,956
UFC Holdings LLC(f),(g)
2nd Lien Term Loan
3-month USD LIBOR + 7.500% 08/18/2024	9.577%	1,000,000	1,003,500
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Univision Communications, Inc.(f),(g)
1st Lien Term Loan
3-month USD LIBOR + 2.750% 03/15/2024	4.827%	4,295,780	4,166,907
Total			68,982,922
Metals and Mining 0.8%
Arch Coal, Inc.(f),(g)
Term Loan
3-month USD LIBOR + 2.750% 03/07/2024	4.827%	1,876,250	1,875,087
Contura Energy, Inc.(f),(g)
Term Loan
3-month USD LIBOR + 5.000% 03/18/2024	7.080%	5,534,316	5,541,234
Foresight Energy LLC(f),(g)
Term Loan
3-month USD LIBOR + 5.750% 03/28/2022	7.827%	2,490,816	2,480,429
Noranda Aluminum Acquisition Corp.(g),(k)
Tranche B Term Loan
02/28/2019	0.000%	412,933	467
Total			9,897,217
Midstream 0.2%
Energy Transfer Equity LP(f),(g)
Term Loan
3-month USD LIBOR + 2.000% 02/02/2024	4.064%	683,364	681,061
Southcross Energy Partners LP(f),(g)
Term Loan
3-month USD LIBOR + 4.250% 08/04/2021	6.584%	1,749,034	1,491,052
Total			2,172,113
Oil Field Services 1.1%
Fieldwood Energy LLC(f),(g)
1st Lien Term Loan
3-month USD LIBOR + 5.250% 04/11/2022	7.327%	135,937	135,937
2nd Lien Term Loan
3-month USD LIBOR + 7.250% 04/11/2023	9.327%	183,515	177,667
MRC Global, Inc.(f),(g)
Term Loan
3-month USD LIBOR + 3.000% 09/20/2024	5.077%	6,790,875	6,807,852
Seadrill Operating LP/Partners Finco LLC(f),(g)
Term Loan
3-month USD LIBOR + 6.000% 02/21/2021	8.334%	2,045,423	1,909,055

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Floating Rate Fund | Annual Report 2018	17

Portfolio of Investments  (continued)
July 31, 2018
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Traverse Midstream Partners LLC(f),(g)
Term Loan
3-month USD LIBOR + 4.000% 09/27/2024	6.340%	4,575,000	4,590,875
Total			13,621,386
Other Financial Institutions 0.7%
Lifescan Global Corp.(f),(g),(h)
2nd Lien Term Loan
3-month USD LIBOR + 9.500% 06/19/2025		1,000,000	955,000
Term Loan
3-month USD LIBOR + 6.000% 06/19/2024		5,075,000	4,922,750
VICI Properties 1 LLC(f),(g)
Tranche B Term Loan
3-month USD LIBOR + 2.000% 12/20/2024	4.081%	3,197,727	3,200,221
Total			9,077,971
Other Industry 2.5%
Filtration Group Corp.(f),(g)
Term Loan
3-month USD LIBOR + 3.000% 03/29/2025	5.077%	3,516,188	3,528,635
Hamilton Holdco LLC/Reece International Pty Ltd.(f),(g)
Term Loan
3-month USD LIBOR + 2.000% 07/02/2025	4.340%	4,000,000	4,000,000
Harland Clarke Holdings Corp.(f),(g)
Term Loan
3-month USD LIBOR + 4.750% 11/03/2023	7.084%	6,138,671	5,886,986
Hillman Group, Inc. (The)(f),(g),(h)
Delayed Draw Term Loan
3-month USD LIBOR + 3.500% 05/30/2025		1,008,993	1,009,941
Hillman Group, Inc. (The)(f),(g)
Term Loan
3-month USD LIBOR + 3.500% 05/30/2025	5.834%	3,241,007	3,244,054
Interior Logic Group Holdings IV(f),(g)
Term Loan
3-month USD LIBOR + 4.000% 05/30/2025	6.342%	3,200,000	3,200,000
Lightstone Holdco LLC(f),(g)
Tranche B Term Loan
3-month USD LIBOR + 3.750% 01/30/2024	5.827%	3,463,288	3,475,028
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Tranche C Term Loan
3-month USD LIBOR + 3.750% 01/30/2024	5.827%	221,739	222,491
RBS Global, Inc./Rexnord LLC(f),(g)
Term Loan
3-month USD LIBOR + 2.250% 08/21/2024	4.314%	2,248,266	2,251,324
Titan Acquisition Ltd./Husky IMS International Ltd(f),(g)
Term Loan
3-month USD LIBOR + 3.000% 03/28/2025	5.077%	4,214,438	4,141,275
Total			30,959,734
Other REIT 0.1%
ESH Hospitality, Inc.(f),(g)
Term Loan
3-month USD LIBOR + 2.000% 08/30/2023	4.077%	1,100,609	1,098,771
Other Utility 0.2%
Sandy Creek Energy Associates LP(f),(g)
Term Loan
3-month USD LIBOR + 4.000% 11/09/2020	6.334%	2,925,780	2,627,730
Packaging 4.9%
Anchor Glass Container Corp.(f),(g)
1st Lien Term Loan
3-month USD LIBOR + 2.750% 12/07/2023	4.824%	1,625,332	1,465,952
2nd Lien Term Loan
3-month USD LIBOR + 7.750% 12/07/2024	9.822%	1,000,000	653,330
Berry Global, Inc.(f),(g)
Tranche T Term Loan
3-month USD LIBOR + 1.750% 01/06/2021	3.921%	5,634,200	5,639,158
BWAY Holding Co.(f),(g)
Term Loan
3-month USD LIBOR + 3.250% 04/03/2024	5.581%	5,618,250	5,600,721
Charter NEX US, Inc.(f),(g)
1st Lien Term Loan
3-month USD LIBOR + 3.000% 05/16/2024	5.077%	1,534,500	1,529,712
Consolidated Container Co. LLC(f),(g)
1st Lien Term Loan
3-month USD LIBOR + 2.750% 05/22/2024	4.827%	1,885,774	1,886,170

The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Floating Rate Fund | Annual Report 2018

Portfolio of Investments  (continued)
July 31, 2018
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Flex Acquisition Company, Inc./Novolex(f),(g)
Term Loan
3-month USD LIBOR + 3.000% 12/29/2023	5.337%	3,135,313	3,129,167
Tranche B Term Loan
3-month USD LIBOR + 3.250% 06/29/2025	5.751%	3,150,000	3,146,063
ICSH Parent, Inc.(d),(f),(g)
1st Lien Term Loan
3-month USD LIBOR + 3.250% 04/29/2024	5.330%	1,086,260	1,083,545
ICSH Parent, Inc.(f),(g),(h),(i)
Delayed Draw 1st Lien Term Loan
3-month USD LIBOR + 3.250% 04/29/2024	5.489%	130,363	130,037
Packaging Coordinators Midco, Inc.(f),(g)
Term Loan
3-month USD LIBOR + 4.000% 06/30/2023	6.340%	2,303,000	2,301,572
Plastipak Holdings, Inc.(f),(g)
Tranche B Term Loan
3-month USD LIBOR + 2.500% 10/14/2024	4.590%	2,679,750	2,671,148
Pregis Holding I Corp.(f),(g)
1st Lien Term Loan
3-month USD LIBOR + 3.500% 05/20/2021	5.834%	7,941,949	7,922,094
Printpack Holdings, Inc.(f),(g)
Term Loan
3-month USD LIBOR + 3.000% 07/26/2023	5.125%	896,368	897,488
ProAmpac PG Borrower LLC(f),(g)
1st Lien Term Loan
3-month USD LIBOR + 3.500% 11/20/2023	5.628%	3,053,722	3,056,593
2nd Lien Term Loan
3-month USD LIBOR + 8.500% 11/18/2024	10.581%	3,300,000	3,326,829
Ranpak Corp.(d),(f),(g)
Tranche B1 Term Loan
3-month USD LIBOR + 3.250% 10/01/2021	5.327%	1,640,611	1,640,611
Reynolds Group Holdings, Inc.(f),(g)
Term Loan
3-month USD LIBOR + 2.750% 02/05/2023	4.827%	3,650,238	3,661,116
SIG Combibloc Holdings SCA(f),(g)
Term Loan
3-month USD LIBOR + 2.750% 03/11/2022	4.827%	2,293,393	2,299,126
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Spectrum Holdings III Corp.(d),(f),(g)
2nd Lien Term Loan
3-month USD LIBOR + 7.000% 01/31/2026	9.077%	1,575,000	1,567,125
Tricorbraun Holdings, Inc.(f),(g)
1st Lien Term Loan
3-month USD LIBOR + 3.750% 11/30/2023	6.084%	1,992,386	1,992,386
Delayed Draw 1st Lien Term Loan
3-month USD LIBOR + 3.750% 11/30/2023	6.080%	200,756	200,756
Trident TPI Holdings, Inc.(f),(g)
Tranche B1 Term Loan
3-month USD LIBOR + 3.250% 10/17/2024	5.327%	2,587,000	2,575,359
Twist Beauty International Holdings S.A.(f),(g)
Tranche B2 Term Loan
3-month USD LIBOR + 3.000% 04/22/2024	5.445%	2,992,500	2,980,021
Total			61,356,079
Paper 0.3%
Caraustar Industries, Inc.(f),(g)
Term Loan
3-month USD LIBOR + 5.500% 03/14/2022	7.834%	3,604,375	3,633,354
Pharmaceuticals 2.4%
Akorn, Inc.(f),(g)
Term Loan
3-month USD LIBOR + 4.750% 04/16/2021	6.875%	1,452,905	1,425,053
Bausch Health Companies, Inc.(f),(g)
Term Loan
3-month USD LIBOR + 3.000% 06/02/2025	5.092%	4,340,368	4,344,231
Catalent Pharma Solutions, Inc.(f),(g)
Term Loan
3-month USD LIBOR + 2.250% 05/20/2024	4.327%	2,078,826	2,079,470
Endo Finance Co. I SARL(f),(g)
Term Loan
3-month USD LIBOR + 4.250% 04/29/2024	6.375%	2,994,750	2,995,379
Grifols Worldwide Operations Ltd.(f),(g)
Tranche B Term Loan
3-month USD LIBOR + 2.250% 01/31/2025	4.200%	4,764,687	4,777,552
Jaguar Holding Co. I LLC/Pharmaceutical Product Development LLC(f),(g)
Term Loan
3-month USD LIBOR + 2.500% 08/18/2022	4.577%	5,888,172	5,888,172

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Floating Rate Fund | Annual Report 2018	19

Portfolio of Investments  (continued)
July 31, 2018
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Mallinckrodt International Finance SA(f),(g)
Term Loan
3-month USD LIBOR + 3.000% 02/24/2025	5.517%	2,718,188	2,695,545
Tranche B Term Loan
3-month USD LIBOR + 2.750% 09/24/2024	5.203%	1,726,059	1,698,011
RPI Finance Trust(f),(g)
Tranche B6 Term Loan
3-month USD LIBOR + 2.000% 03/27/2023	4.334%	4,986,548	4,995,125
Total			30,898,538
Property & Casualty 1.6%
Alliant Holdings Intermediate LLC(f),(g)
Term Loan
3-month USD LIBOR + 3.000% 05/09/2025	5.078%	3,893,747	3,892,034
Asurion LLC(f),(g)
Tranche B2 2nd Lien Term Loan
3-month USD LIBOR + 6.500% 08/04/2025	8.577%	2,025,000	2,053,269
Tranche B4 Term Loan
3-month USD LIBOR + 3.000% 08/04/2022	5.077%	1,572,816	1,571,967
Tranche B6 Term Loan
3-month USD LIBOR + 3.000% 11/03/2023	5.077%	1,560,899	1,558,074
Tranche B7 Term Loan
3-month USD LIBOR + 3.000% 11/03/2024	0.000%	3,375,000	3,369,566
Hub International Limited(f),(g)
Term Loan
3-month USD LIBOR + 3.000% 04/25/2025	5.335%	4,200,000	4,195,800
USI, Inc.(f),(g)
Term Loan
3-month USD LIBOR + 3.000% 05/16/2024	5.334%	3,151,188	3,140,946
Total			19,781,656
Restaurants 1.3%
IRB Holding Corp./Arby’s/Buffalo Wild Wings(f),(g)
Tranche B Term Loan
3-month USD LIBOR + 3.250% 02/05/2025	5.347%	1,745,625	1,755,802
KFC Holding Co./Yum! Brands(f),(g)
Tranche B Term Loan
3-month USD LIBOR + 1.750% 04/03/2025	3.829%	4,389,000	4,381,319
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
New Red Finance, Inc./Burger King/Tim Hortons(f),(g)
Tranche B3 Term Loan
3-month USD LIBOR + 2.250% 02/16/2024	4.327%	6,617,232	6,610,351
P.F. Chang’s China Bistro, Inc.(f),(g)
Term Loan
3-month USD LIBOR + 5.000% 09/01/2022	7.670%	3,945,188	3,940,256
Total			16,687,728
Retailers 4.1%
Academy Ltd.(f),(g)
Term Loan
3-month USD LIBOR + 4.000% 07/01/2022	6.084%	2,384,072	1,966,859
Bass Pro Group LLC(f),(g)
Term Loan
3-month USD LIBOR + 5.000% 09/25/2024	7.077%	3,970,000	4,001,006
Belk, Inc.(f),(g)
1st Lien Term Loan
3-month USD LIBOR + 4.750% 12/12/2022	6.836%	2,501,774	1,970,147
BJ’s Wholesale Club, Inc.(f),(g)
Tranche B 1st Lien Term Loan
3-month USD LIBOR + 3.500% 02/03/2024	5.597%	3,313,459	3,317,601
Burlington Coat Factory Warehouse Corp.(f),(g)
Tranche B5 Term Loan
3-month USD LIBOR + 2.500% 11/17/2024	4.580%	2,718,380	2,729,716
Culligan NewCo. Ltd.(f),(g)
1st Lien Term Loan
3-month USD LIBOR + 3.250% 12/13/2023	5.327%	1,116,563	1,113,079
Tranche B1 1st Lien Term Loan
3-month USD LIBOR + 3.250% 12/13/2023	5.327%	4,737,500	4,722,719
David’s Bridal, Inc.(f),(g)
Term Loan
3-month USD LIBOR + 4.000% 10/11/2019	6.080%	3,459,757	3,197,403
Harbor Freight Tools U.S.A., Inc.(f),(g)
Term Loan
3-month USD LIBOR + 2.500% 08/18/2023	4.577%	4,761,391	4,742,346
Hudson’s Bay Co.(f),(g)
Term Loan
3-month USD LIBOR + 3.250% 09/30/2022	5.419%	1,816,244	1,712,573

The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Floating Rate Fund | Annual Report 2018

Portfolio of Investments  (continued)
July 31, 2018
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
J.Crew Group, Inc.(f),(g)
Term Loan
3-month USD LIBOR + 3.220% 03/05/2021	5.450%	3,451,656	2,942,537
JC Penney Corp., Inc.(f),(g)
Term Loan
3-month USD LIBOR + 4.250% 06/23/2023	6.569%	3,990,000	3,849,512
Men’s Wearhouse, Inc. (The)(f),(g)
Tranche B2 Term Loan
3-month USD LIBOR + 3.500% 04/09/2025	0.000%	820,639	825,259
Michaels Stores, Inc.(f),(g)
Tranche B Term Loan
3-month USD LIBOR + 2.500% 01/30/2023	4.572%	4,546,649	4,539,556
Neiman Marcus Group, Ltd. LLC(f),(g)
Term Loan
3-month USD LIBOR + 3.250% 10/25/2020	5.336%	3,023,656	2,664,899
Party City Holdings, Inc.(f),(g)
Term Loan
3-month USD LIBOR + 2.750% 08/19/2022	5.616%	2,801,337	2,801,113
PetSmart, Inc.(f),(g)
Tranche B2 Term Loan
3-month USD LIBOR + 3.000% 03/11/2022	5.100%	4,099,322	3,400,347
Raley’s (d),(f),(g)
Term Loan
3-month USD LIBOR + 5.250% 05/18/2022	7.327%	1,397,433	1,400,926
Total			51,897,598
Supermarkets 0.8%
Albertsons LLC(f),(g)
Tranche B4 Term Loan
3-month USD LIBOR + 2.750% 08/25/2021	4.827%	245,853	244,791
Tranche B5 Term Loan
3-month USD LIBOR + 3.000% 12/21/2022	5.337%	2,955,169	2,942,255
Tranche B6 Term Loan
3-month USD LIBOR + 3.000% 06/22/2023	5.319%	2,135,956	2,121,710
Crossmark Holdings, Inc.(f),(g)
1st Lien Term Loan
3-month USD LIBOR + 3.500% 12/20/2019	5.834%	2,299,104	1,471,427
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
SUPERVALU, Inc.(f),(g)
Delayed Draw Term Loan
3-month USD LIBOR + 3.500% 06/08/2024	5.577%	1,168,527	1,169,695
Term Loan
3-month USD LIBOR + 3.500% 06/08/2024	5.577%	1,947,545	1,949,492
Total			9,899,370
Technology 14.6%
Applied Systems, Inc.(f),(g)
1st Lien Term Loan
3-month USD LIBOR + 3.000% 09/19/2024	5.334%	4,615,125	4,628,601
2nd Lien Term Loan
3-month USD LIBOR + 7.000% 09/19/2025	9.334%	500,000	514,690
Avaya, Inc.(f),(g)
Tranche B Term Loan
3-month USD LIBOR + 4.250% 12/15/2024	6.322%	3,980,000	3,997,154
BMC Software Finance, Inc.(f),(g),(h)
Term Loan
3-month USD LIBOR + 4.250% 09/01/2025		4,000,000	3,996,360
BMC Software Finance, Inc.(f),(g)
Tranche B2 Term Loan
3-month USD LIBOR + 3.250% 09/10/2022	5.327%	4,654,909	4,656,212
CDS US Intermediate Holdings, Inc.(f),(g)
2nd Lien Term Loan
3-month USD LIBOR + 8.250% 07/10/2023	10.327%	3,000,000	2,932,500
CDW LLC/AP Exhaust Acquisition(f),(g)
Term Loan
3-month USD LIBOR + 1.750% 08/17/2023	3.830%	2,387,405	2,388,336
Celestica, Inc.(f),(g)
Tranche B Term Loan
3-month USD LIBOR + 2.000% 06/27/2025	4.077%	3,000,000	2,990,640
CommScope, Inc.(f),(g)
Tranche 5 Term Loan
3-month USD LIBOR + 2.000% 12/29/2022	4.077%	700,200	701,656
Corel Corp./Inc.(f),(g)
Term Loan
3-month USD LIBOR + 5.000% 06/04/2024	7.321%	3,575,000	3,592,875

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Floating Rate Fund | Annual Report 2018	21

Portfolio of Investments  (continued)
July 31, 2018
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Dell International LLC/EMC Corp.(f),(g)
Tranche B Term Loan
3-month USD LIBOR + 2.000% 09/07/2023	4.080%	4,420,694	4,421,048
DigiCert, Inc.(f),(g)
1st Lien Term Loan
3-month USD LIBOR + 5.250% 10/31/2024	7.327%	2,468,812	2,473,133
2nd Lien Term Loan
3-month USD LIBOR + 8.000% 10/31/2025	10.077%	1,975,000	1,945,375
EVERTEC Group LLC(d),(f),(g)
Tranche B Term Loan
3-month USD LIBOR + 2.500% 04/17/2020	4.576%	1,567,500	1,565,541
First Data Corp.(f),(g)
Term Loan
3-month USD LIBOR + 2.000% 07/08/2022	4.069%	2,728,974	2,728,646
3-month USD LIBOR + 2.000% 04/26/2024	4.069%	3,259,804	3,258,272
Go Daddy Operating Co., LLC/Finance Co., Inc.(f),(g)
Tranche B1 Term Loan
3-month USD LIBOR + 2.250% 02/15/2024	4.327%	4,934,350	4,942,985
Hyland Software, Inc.(f),(g)
Tranche 3 1st Lien Term Loan
3-month USD LIBOR + 3.250% 07/01/2022	5.327%	3,989,899	3,999,874
Infor US, Inc.(f),(g)
Tranche B6 Term Loan
3-month USD LIBOR + 2.750% 02/01/2022	4.827%	4,883,183	4,888,408
Informatica LLC(f),(g)
Tranche B1 Term Loan
3-month USD LIBOR + 3.250% 08/05/2022	5.327%	2,495,050	2,505,304
Information Resources, Inc.(f),(g)
1st Lien Term Loan
3-month USD LIBOR + 4.250% 01/18/2024	6.569%	1,505,938	1,512,534
2nd Lien Term Loan
3-month USD LIBOR + 8.250% 01/20/2025	10.569%	1,625,000	1,629,062
ION Trading Technologies SARL(f),(g),(h)
Term Loan
3-month USD LIBOR + 4.000% 11/21/2024		3,650,000	3,628,720
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
IPC Corp.(f),(g)
Tranche B1 1st Lien Term Loan
3-month USD LIBOR + 4.500% 08/06/2021	6.850%	1,033,438	1,008,894
MA FinanceCo LLC/Micro Focus International PLC(f),(g)
Tranche B2 Term Loan
3-month USD LIBOR + 2.250% 11/19/2021	4.327%	2,888,752	2,872,864
Tranche B3 Term Loan
3-month USD LIBOR + 2.500% 06/21/2024	4.577%	1,144,250	1,137,453
MacDonald, Dettwiler and Associates Ltd./Maxar(f),(g)
Tranche B Term Loan
3-month USD LIBOR + 2.750% 10/04/2024	4.854%	4,129,250	4,123,428
McAfee LLC(f),(g)
Term Loan
3-month USD LIBOR + 4.500% 09/30/2024	6.572%	5,910,350	5,947,290
McDermott International, Inc.(f),(g)
Term Loan
3-month USD LIBOR + 5.000% 05/12/2025	7.077%	2,593,500	2,607,764
Microchip Technology, Inc.(f),(g)
Term Loan
3-month USD LIBOR + 2.000% 05/29/2025	4.080%	5,700,000	5,711,400
Micron Technology, Inc.(f),(g)
Term Loan
3-month USD LIBOR + 1.750% 04/26/2022	3.830%	3,920,000	3,928,154
Misys Ltd./Almonde/Tahoe(f),(g)
1st Lien Term Loan
3-month USD LIBOR + 3.500% 06/13/2024	5.807%	5,022,100	4,950,686
Mitel US Holdings, Inc./Networks Corp.(f),(g)
Term Loan
3-month USD LIBOR + 3.750% 09/25/2023	5.827%	2,034,711	2,035,484
Neustar, Inc.(f),(g)
Tranche B4 1st Lien Term Loan
3-month USD LIBOR + 3.500% 08/08/2024	5.572%	2,084,250	2,091,420
Oberthur Technologies Holding SAS(f),(g)
Tranche B1 Term Loan
3-month USD LIBOR + 3.750% 01/10/2024	6.084%	1,431,875	1,427,780
ON Semiconductor Corp.(f),(g)
Tranche B3 Term Loan
3-month USD LIBOR + 1.750% 03/31/2023	3.827%	2,504,614	2,506,016

The accompanying Notes to Financial Statements are an integral part of this statement.
22	Columbia Floating Rate Fund | Annual Report 2018

Portfolio of Investments  (continued)
July 31, 2018
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Perspecta, Inc.(f),(g)
Tranche B Term Loan
3-month USD LIBOR + 2.250% 05/30/2025	4.327%	3,025,000	3,025,000
Plantronics, Inc.(f),(g)
Tranche B Term Loan
3-month USD LIBOR + 2.500% 07/02/2025	4.577%	5,475,000	5,467,006
Rackspace Hosting, Inc.(f),(g)
Tranche B 1st Lien Term Loan
3-month USD LIBOR + 3.000% 11/03/2023	5.363%	2,518,189	2,504,666
Riverbed Technology, Inc.(f),(g)
Term Loan
3-month USD LIBOR + 3.250% 04/24/2022	5.330%	3,924,297	3,901,183
Rovi Solutions Corp./Guides, Inc.(f),(g)
Tranche B Term Loan
3-month USD LIBOR + 2.500% 07/02/2021	4.580%	2,592,000	2,592,000
RP Crown Parent, LLC(f),(g)
Term Loan
3-month USD LIBOR + 2.750% 10/12/2023	4.827%	1,108,125	1,109,510
Sabre GLBL, Inc.(f),(g)
Tranche B Term Loan
3-month USD LIBOR + 2.000% 02/22/2024	4.077%	3,329,133	3,330,165
Science Applications International Corp.(f),(g)
Tranche B Term Loan
3-month USD LIBOR + 2.000% 05/04/2022	4.375%	1,607,194	1,610,409
SCS Holdings I, Inc.(f),(g)
Tranche B 1st Lien Term Loan
3-month USD LIBOR + 4.250% 10/30/2022	6.327%	1,509,897	1,514,623
Seattle SpinCo, Inc./Micro Focus International PLC(f),(g)
Term Loan
3-month USD LIBOR + 2.500% 06/21/2024	4.577%	5,472,500	5,439,993
Shutterfly, Inc.(f),(g)
Term Loan
3-month USD LIBOR + 2.750% 08/17/2024	4.830%	1,800,000	1,806,750
SS&C Technologies Holdings, Inc.(f),(g)
Tranche B3 Term Loan
3-month USD LIBOR + 2.500% 04/16/2025	4.577%	4,527,051	4,538,369
Tranche B4 Term Loan
3-month USD LIBOR + 2.500% 04/16/2025	4.577%	1,736,484	1,740,825
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Syneos Health, Inc.(f),(g)
Tranche B Term Loan
3-month USD LIBOR + 2.000% 08/01/2024	4.077%	2,746,875	2,744,293
Tempo Acquisition, LLC(f),(g)
Term Loan
3-month USD LIBOR + 3.000% 05/01/2024	5.077%	7,890,399	7,894,660
TIBCO Software, Inc.(f),(g)
Tranche B1 Term Loan
3-month USD LIBOR + 3.500% 12/04/2020	5.580%	1,775,000	1,777,769
TTM Technologies, Inc.(f),(g)
Tranche B Term Loan
3-month USD LIBOR + 2.500% 09/28/2024	4.592%	4,525,814	4,528,666
Vantiv LLC(f),(g)
Tranche B3 Term Loan
3-month USD LIBOR + 1.750% 10/14/2023	3.824%	1,262,509	1,260,401
Verint Systems, Inc.(f),(g)
Term Loan
3-month USD LIBOR + 2.000% 06/28/2024	0.000%	3,366,000	3,366,000
Veritas US, Inc.(f),(g)
Tranche B Term Loan
3-month USD LIBOR + 4.500% 01/27/2023	6.641%	3,971,950	3,680,687
West Corp.(f),(g)
Tranche B Term Loan
3-month USD LIBOR + 4.000% 10/10/2024	6.077%	3,980,000	3,979,005
Western Digital Corp.(f),(g)
Tranche B4 Term Loan
3-month USD LIBOR + 1.750% 04/29/2023	3.827%	1,810,765	1,810,004
Xperi Corp(f),(g)
Tranche B1 Term Loan
3-month USD LIBOR + 2.500% 12/01/2023	4.577%	1,749,583	1,737,004
Zebra Technologies Corp./Diamond Holdings Ltd.(f),(g)
Tranche B Term Loan
3-month USD LIBOR + 1.750% 10/27/2021	4.057%	2,469,672	2,474,093
Total			184,079,640
Transportation Services 0.2%
HFOTCO LLC(f),(g)
Tranche B Term Loan
3-month USD LIBOR + 2.750% 06/26/2025	5.090%	2,975,000	2,964,766

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Floating Rate Fund | Annual Report 2018	23

Portfolio of Investments  (continued)
July 31, 2018
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Wireless 1.6%
Cellular South, Inc.(f),(g)
Tranche B Term Loan
3-month USD LIBOR + 2.250% 05/17/2024	4.327%	2,970,000	2,962,575
Numericable US LLC(f),(g)
Tranche B11 Term Loan
3-month USD LIBOR + 2.750% 07/31/2025	4.822%	3,505,625	3,337,355
SBA Senior Finance II LLC(f),(g)
Term Loan
3-month USD LIBOR + 2.000% 04/11/2025	4.080%	4,935,583	4,922,010
Sprint Communications, Inc.(f),(g)
Term Loan
3-month USD LIBOR + 2.500% 02/02/2024	4.625%	6,144,887	6,143,351
Switch, Ltd.(f),(g)
Tranche B1 Term Loan
3-month USD LIBOR + 2.250% 06/27/2024	4.327%	2,252,250	2,260,696
Total			19,625,987
Wirelines 2.1%
CenturyLink, Inc.(f),(g)
Tranche B Term Loan
3-month USD LIBOR + 2.750% 01/31/2025	4.827%	6,368,000	6,266,112
Level 3 Financing, Inc.(f),(g)
Tranche B Term Loan
3-month USD LIBOR + 2.250% 02/22/2024	4.331%	7,050,000	7,059,799
Southwire Co. LLC(f),(g)
Term Loan
3-month USD LIBOR + 2.000% 05/19/2025	4.079%	6,325,000	6,335,563
Windstream Services LLC(f),(g)
Tranche B6 Term Loan
3-month USD LIBOR + 4.000% 03/29/2021	6.080%	3,879,504	3,644,794
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Tranche B7 Term Loan
3-month USD LIBOR + 3.250% 02/17/2024	5.330%	1,509,545	1,305,757
Zayo Group LLC/Capital, Inc.(f),(g)
Tranche B2 Term Loan
3-month USD LIBOR + 2.250% 01/19/2024	4.327%	1,698,036	1,703,792
Total			26,315,817
Total Senior Loans (Cost $1,175,473,253)			1,165,819,724

Warrants —%
Issuer	Shares	Value ($)
Consumer Discretionary —%
Media —%
Education Media(a),(c)	383	—
Total Consumer Discretionary		—
Total Warrants (Cost $—)		—

Money Market Funds 6.2%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 2.035%(l),(m)	77,675,322	77,667,554
Total Money Market Funds (Cost $77,673,313)		77,667,554
Total Investments in Securities (Cost: $1,278,166,829)		1,281,330,657
Other Assets & Liabilities, Net		(22,267,762)
Net Assets		1,259,062,895

Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At July 31, 2018, the value of these securities amounted to $0, which represents less than 0.01% of net assets.
(c)	Negligible market value.
(d)	Valuation based on significant unobservable inputs.
The accompanying Notes to Financial Statements are an integral part of this statement.
24	Columbia Floating Rate Fund | Annual Report 2018

Portfolio of Investments  (continued)
July 31, 2018
Notes to Portfolio of Investments  (continued)
(e)	Represents privately placed and other securities and instruments exempt from SEC registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund’s Board of Trustees. At July 31, 2018, the value of these securities amounted to $11,403,318, which represents 0.91% of net assets.
(f)	Variable rate security. The interest rate shown was the current rate as of July 31, 2018.
(g)	The stated interest rate represents the weighted average interest rate at July 31, 2018 of contracts within the senior loan facility. Interest rates on contracts are primarily determined either weekly, monthly or quarterly by reference to the indicated base lending rate and spread and the reset period. These base lending rates are primarily the London Interbank Offered Rate (“LIBOR”) and other short-term rates. Base lending rates may be subject to a floor or minimum rate. The interest rate for senior loans purchased on a when-issued or delayed delivery basis will be determined upon settlement, therefore no interest rate is disclosed. Senior loans often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, cannot be predicted with accuracy. As a result, remaining maturities of senior loans may be less than the stated maturities.
(h)	Represents a security purchased on a forward commitment basis.
(i)	At July 31, 2018, the Fund had unfunded senior loan commitments pursuant to the terms of the loan agreement. The Fund receives a stated coupon rate until the borrower draws on the loan commitment, at which time the rate will become the stated rate in the loan agreement.

Borrower	Unfunded Commitment ($)
ICSH Parent, Inc. Delayed Draw 1st Lien Term Loan 04/29/2024 5.489%	43,296
Scientific Games International, Inc. Term Loan 10/18/2020 0.000%	1,900,000

(j)	Represents a security purchased on a when-issued basis.
(k)	Represents securities that have defaulted on payment of interest. The Fund has stopped accruing interest on these securities. At July 31, 2018, the value of these securities amounted to $6,170,897, which represents 0.49% of net assets.
(l)	The rate shown is the seven-day current annualized yield at July 31, 2018.
(m)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended July 31, 2018 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 2.035%
	44,008,750	431,000,105	(397,333,533)	77,675,322	1,803	(7,176)	1,172,292	77,667,554
Abbreviation Legend
PIK	Payment In Kind
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Floating Rate Fund | Annual Report 2018	25

Portfolio of Investments  (continued)
July 31, 2018
Fair value measurements  (continued)
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The following table is a summary of the inputs used to value the Fund’s investments at July 31, 2018:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments in Securities
Common Stocks
Consumer Discretionary	2,932,949	5,069,900	0*	—	8,002,849
Energy	129,461	5,026,432	—	—	5,155,893
Financials	—	—	5,162,198	—	5,162,198
Information Technology	1,654,694	—	—	—	1,654,694
Materials	2,434,746	467,116	—	—	2,901,862
Telecommunication Services	125,997	—	—	—	125,997
Utilities	2,392,052	69,592	—	—	2,461,644
Total Common Stocks	9,669,899	10,633,040	5,162,198	—	25,465,137
Corporate Bonds & Notes	—	12,378,242	—	—	12,378,242
Senior Loans	—	1,118,778,132	47,041,592	—	1,165,819,724
Warrants
Consumer Discretionary	—	—	—	—	—
Money Market Funds	—	—	—	77,667,554	77,667,554
Total Investments in Securities	9,669,899	1,141,789,414	52,203,790	77,667,554	1,281,330,657

*	Rounds to zero.
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
The accompanying Notes to Financial Statements are an integral part of this statement.
26	Columbia Floating Rate Fund | Annual Report 2018

Portfolio of Investments  (continued)
July 31, 2018
Fair value measurements  (continued)
There were no transfers of financial assets between Levels 1 and 2 during the period.
Financial assets were transferred from Level 2 to Level 3 due to utilizing a single market quotation from a broker dealer. As a result, management concluded that the market input(s) were generally unobservable.
Financial assets were transferred from Level 3 to Level 2 as observable market inputs were utilized and management determined that there was sufficient, reliable and observable market data to value these assets as of period end.
Transfers between levels are determined based on the fair value at the beginning of the period for security positions held throughout the period.
The following table is a reconciliation of Level 3 assets for which significant observable and unobservable inputs were used to determine fair value:
Investments in securities	Balance as of 07/31/2017 ($)	Increase (decrease) in accrued discounts/ premiums ($)	Realized gain (loss) ($)	Change in unrealized appreciation (depreciation)(a) ($)	Purchases ($)	Sales ($)	Transfers into Level 3 ($)	Transfers out of Level 3 ($)	Balance as of 07/31/2018 ($)
Common Stocks	1,741,395	-	(291,608)	4,408,258	-	(207,690)	-	(488,157)	5,162,198
Corporate Bonds & Notes	890	105	28,911	(804)	-	(29,102)	-	-	-
Senior Loans	36,111,934	92,423	123,230	(439,446)	5,552,004	(10,261,236)	30,775,653	(14,912,970)	47,041,592
Total	37,854,219	92,528	(139,467)	3,968,008	5,552,004	(10,498,028)	30,775,653	(15,401,127)	52,203,790
(a) Change in unrealized appreciation (depreciation) relating to securities held at July 31, 2018 was $3,646,962, which is comprised of Common Stocks of $4,228,609, and Senior Loans of $(581,647).
The Fund’s assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Certain senior loans, common stocks and rights classified as Level 3 securities are valued using the market approach and utilize single market quotations from broker dealers which may have included, but were not limited to, observable transactions for identical or similar assets in the market and the distressed nature of the security. The appropriateness of fair values for these securities is monitored on an ongoing basis which may include results of back testing, manual price reviews and other control procedures. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) fair value measurement.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Floating Rate Fund | Annual Report 2018	27

Statement of Assets and Liabilities
July 31, 2018
Assets
Investments in securities, at value
Unaffiliated issuers (cost $1,200,493,516)	$1,203,663,103
Affiliated issuers (cost $77,673,313)	77,667,554
Cash	5,412,948
Receivable for:
Investments sold	2,536,071
Investments sold on a delayed delivery basis	3,960,260
Capital shares sold	8,434,078
Dividends	148,099
Interest	3,040,629
Expense reimbursement due from Investment Manager	1,368
Prepaid expenses	7,186
Total assets	1,304,871,296
Liabilities
Payable for:
Investments purchased on a delayed delivery basis	38,396,449
Capital shares purchased	2,892,057
Distributions to shareholders	4,169,615
Management services fees	21,776
Distribution and/or service fees	5,117
Transfer agent fees	125,386
Compensation of board members	62,404
Other expenses	135,597
Total liabilities	45,808,401
Net assets applicable to outstanding capital stock	$1,259,062,895
Represented by
Paid in capital	1,269,182,604
Undistributed net investment income	1,097,711
Accumulated net realized loss	(14,381,248)
Unrealized appreciation (depreciation) on:
Investments - unaffiliated issuers	3,169,587
Investments - affiliated issuers	(5,759)
Total - representing net assets applicable to outstanding capital stock	$1,259,062,895
The accompanying Notes to Financial Statements are an integral part of this statement.
28	Columbia Floating Rate Fund | Annual Report 2018

Statement of Assets and Liabilities  (continued)
July 31, 2018
Class A
Net assets	$386,052,010
Shares outstanding	42,180,239
Net asset value per share	$9.15
Maximum sales charge	3.00%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$9.43
Advisor Class
Net assets	$35,047,726
Shares outstanding	3,835,517
Net asset value per share	$9.14
Class C
Net assets	$89,274,217
Shares outstanding	9,752,657
Net asset value per share	$9.15
Institutional Class
Net assets	$534,755,668
Shares outstanding	58,507,114
Net asset value per share	$9.14
Institutional 2 Class
Net assets	$103,391,753
Shares outstanding	11,255,882
Net asset value per share	$9.19
Institutional 3 Class
Net assets	$107,694,887
Shares outstanding	11,769,449
Net asset value per share	$9.15
Class R
Net assets	$2,844,148
Shares outstanding	310,532
Net asset value per share	$9.16
Class T
Net assets	$2,486
Shares outstanding	271
Net asset value per share(a)	$9.18
Maximum sales charge	2.50%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge per transaction for Class T shares)	$9.42

(a)	Net asset value per share rounds to this amount due to fractional shares outstanding.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Floating Rate Fund | Annual Report 2018	29

Statement of Operations
Year Ended July 31, 2018
Net investment income
Income:
Dividends — unaffiliated issuers	$1,153,771
Dividends — affiliated issuers	1,172,292
Interest	54,366,402
Interfund lending	635
Foreign taxes withheld	(116,596)
Total income	56,576,504
Expenses:
Management services fees	7,389,958
Distribution and/or service fees
Class A	892,761
Class C	924,179
Class R	20,879
Class T	6
Transfer agent fees
Class A	367,605
Advisor Class	26,248
Class C	94,877
Institutional Class	522,738
Institutional 2 Class	29,092
Institutional 3 Class	9,995
Class K	6
Class R	4,255
Class T	4
Plan administration fees
Class K	26
Compensation of board members	32,811
Custodian fees	195,521
Printing and postage fees	82,140
Registration fees	229,748
Audit fees	42,403
Legal fees	18,061
Compensation of chief compliance officer	231
Other	27,664
Total expenses	10,911,208
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(153,582)
Expense reduction	(40)
Total net expenses	10,757,586
Net investment income	45,818,918
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	3,836,790
Investments — affiliated issuers	1,803
Net realized gain	3,838,593
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	5,121,802
Investments — affiliated issuers	(7,176)
Net change in unrealized appreciation (depreciation)	5,114,626
Net realized and unrealized gain	8,953,219
Net increase in net assets resulting from operations	$54,772,137
The accompanying Notes to Financial Statements are an integral part of this statement.
30	Columbia Floating Rate Fund | Annual Report 2018

Statement of Changes in Net Assets
	Year Ended July 31, 2018	Year Ended July 31, 2017
Operations
Net investment income	$45,818,918	$37,522,520
Net realized gain (loss)	3,838,593	(9,739,959)
Net change in unrealized appreciation (depreciation)	5,114,626	28,237,917
Net increase in net assets resulting from operations	54,772,137	56,020,478
Distributions to shareholders
Net investment income
Class A	(13,063,260)	(16,343,961)
Advisor Class	(1,002,170)	(705,476)
Class B	(3)	(23,560)
Class C	(2,677,712)	(2,901,173)
Class I	—	(2,803,146)
Institutional Class	(19,864,649)	(12,998,649)
Institutional 2 Class	(1,942,167)	(721,347)
Institutional 3 Class	(4,991,374)	(1,805,459)
Class K	(372)	(625)
Class R	(138,101)	(239,176)
Class T	(89)	(89)
Total distributions to shareholders	(43,679,897)	(38,542,661)
Increase in net assets from capital stock activity	108,184,111	312,899,442
Total increase in net assets	119,276,351	330,377,259
Net assets at beginning of year	1,139,786,544	809,409,285
Net assets at end of year	$1,259,062,895	$1,139,786,544
Undistributed (excess of distributions over) net investment income	$1,097,711	$(1,292,561)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Floating Rate Fund | Annual Report 2018	31

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	July 31, 2018		July 31, 2017
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	12,641,804	115,458,766	16,274,903	146,795,012
Distributions reinvested	1,403,227	12,786,191	1,747,592	15,771,438
Redemptions	(12,280,798)	(111,871,783)	(28,785,036)	(260,555,045)
Net increase (decrease)	1,764,233	16,373,174	(10,762,541)	(97,988,595)
Advisor Class
Subscriptions	3,009,623	27,435,621	1,282,009	11,547,081
Distributions reinvested	110,077	1,002,023	78,345	705,453
Redemptions	(1,259,609)	(11,466,711)	(1,489,901)	(13,390,059)
Net increase (decrease)	1,860,091	16,970,933	(129,547)	(1,137,525)
Class B
Subscriptions	—	—	5,574	49,933
Distributions reinvested	—	—	2,491	22,471
Redemptions	(1,103)	(9,347)	(127,732)	(1,154,352)
Net decrease	(1,103)	(9,347)	(119,667)	(1,081,948)
Class C
Subscriptions	2,389,024	21,809,582	3,121,427	28,176,102
Distributions reinvested	269,197	2,453,263	292,788	2,643,316
Redemptions	(3,855,866)	(35,119,178)	(2,782,462)	(25,116,861)
Net increase (decrease)	(1,197,645)	(10,856,333)	631,753	5,702,557
Class I
Subscriptions	—	—	1,396,438	12,512,624
Distributions reinvested	—	—	279,786	2,520,714
Redemptions	—	—	(12,798,684)	(115,642,280)
Net decrease	—	—	(11,122,460)	(100,608,942)
Institutional Class
Subscriptions	37,836,960	344,841,828	54,883,489	495,105,246
Distributions reinvested	1,574,276	14,327,562	927,325	8,369,630
Redemptions	(36,810,149)	(335,344,509)	(13,732,722)	(123,913,936)
Net increase	2,601,087	23,824,881	42,078,092	379,560,940
Institutional 2 Class
Subscriptions	10,434,962	95,751,899	1,301,421	11,789,552
Distributions reinvested	211,902	1,941,325	79,606	721,299
Redemptions	(1,643,437)	(15,044,791)	(776,515)	(7,037,675)
Net increase	9,003,427	82,648,433	604,512	5,473,176
Institutional 3 Class
Subscriptions	1,341,487	12,212,884	13,464,323	121,730,410
Distributions reinvested	547,878	4,990,764	199,579	1,805,059
Redemptions	(3,758,835)	(34,234,410)	(26,079)	(231,209)
Net increase (decrease)	(1,869,470)	(17,030,762)	13,637,823	123,304,260
Class K
Distributions reinvested	33	307	59	535
Redemptions	(1,916)	(17,591)	—	—
Net increase (decrease)	(1,883)	(17,284)	59	535
Class R
Subscriptions	146,639	1,337,861	320,016	2,892,009
Distributions reinvested	6,015	54,853	7,584	68,476
Redemptions	(561,817)	(5,112,298)	(363,796)	(3,285,501)
Net decrease	(409,163)	(3,719,584)	(36,196)	(325,016)
Total net increase	11,749,574	108,184,111	34,781,828	312,899,442
The accompanying Notes to Financial Statements are an integral part of this statement.
32	Columbia Floating Rate Fund | Annual Report 2018

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Columbia Floating Rate Fund | Annual Report 2018	33

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Total distributions to shareholders
Class A
Year Ended 7/31/2018	$9.06	0.35	0.07	0.42	(0.33)	(0.33)
Year Ended 7/31/2017	$8.89	0.33	0.17	0.50	(0.33)	(0.33)
Year Ended 7/31/2016	$9.03	0.35	(0.14)	0.21	(0.35)	(0.35)
Year Ended 7/31/2015	$9.24	0.35	(0.21)	0.14	(0.35)	(0.35)
Year Ended 7/31/2014	$9.20	0.33	0.04	0.37	(0.33)	(0.33)
Advisor Class
Year Ended 7/31/2018	$9.05	0.38	0.07	0.45	(0.36)	(0.36)
Year Ended 7/31/2017	$8.87	0.35	0.19	0.54	(0.36)	(0.36)
Year Ended 7/31/2016	$9.02	0.37	(0.14)	0.23	(0.38)	(0.38)
Year Ended 7/31/2015	$9.22	0.37	(0.20)	0.17	(0.37)	(0.37)
Year Ended 7/31/2014	$9.18	0.36	0.03	0.39	(0.35)	(0.35)
Class C
Year Ended 7/31/2018	$9.06	0.28	0.07	0.35	(0.26)	(0.26)
Year Ended 7/31/2017	$8.89	0.26	0.18	0.44	(0.27)	(0.27)
Year Ended 7/31/2016	$9.03	0.29	(0.14)	0.15	(0.29)	(0.29)
Year Ended 7/31/2015	$9.24	0.28	(0.21)	0.07	(0.28)	(0.28)
Year Ended 7/31/2014	$9.20	0.26	0.04	0.30	(0.26)	(0.26)
Institutional Class
Year Ended 7/31/2018	$9.05	0.37	0.08	0.45	(0.36)	(0.36)
Year Ended 7/31/2017	$8.88	0.34	0.19	0.53	(0.36)	(0.36)
Year Ended 7/31/2016	$9.02	0.37	(0.13)	0.24	(0.38)	(0.38)
Year Ended 7/31/2015	$9.23	0.37	(0.21)	0.16	(0.37)	(0.37)
Year Ended 7/31/2014	$9.18	0.36	0.04	0.40	(0.35)	(0.35)
Institutional 2 Class
Year Ended 7/31/2018	$9.09	0.39	0.07	0.46	(0.36)	(0.36)
Year Ended 7/31/2017	$8.92	0.35	0.18	0.53	(0.36)	(0.36)
Year Ended 7/31/2016	$9.06	0.38	(0.14)	0.24	(0.38)	(0.38)
Year Ended 7/31/2015	$9.27	0.38	(0.21)	0.17	(0.38)	(0.38)
Year Ended 7/31/2014	$9.23	0.36	0.04	0.40	(0.36)	(0.36)
The accompanying Notes to Financial Statements are an integral part of this statement.
34	Columbia Floating Rate Fund | Annual Report 2018

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 7/31/2018	$9.15	4.75%	1.04%	1.03% (c)	3.85%	67%	$386,052
Year Ended 7/31/2017	$9.06	5.74%	1.05%	1.03%	3.58%	76%	$366,211
Year Ended 7/31/2016	$8.89	2.53%	1.08%	1.04% (c)	4.03%	25%	$454,902
Year Ended 7/31/2015	$9.03	1.58%	1.07%	1.05% (c)	3.87%	36%	$556,853
Year Ended 7/31/2014	$9.24	4.10%	1.07%	1.06% (c)	3.62%	57%	$697,138
Advisor Class
Year Ended 7/31/2018	$9.14	5.01%	0.80%	0.78% (c)	4.14%	67%	$35,048
Year Ended 7/31/2017	$9.05	6.13%	0.80%	0.78%	3.84%	76%	$17,868
Year Ended 7/31/2016	$8.87	2.66%	0.84%	0.79% (c)	4.30%	25%	$18,675
Year Ended 7/31/2015	$9.02	1.94%	0.82%	0.80% (c)	4.12%	36%	$11,219
Year Ended 7/31/2014	$9.22	4.36%	0.82%	0.81% (c)	3.89%	57%	$9,759
Class C
Year Ended 7/31/2018	$9.15	3.96%	1.79%	1.78% (c)	3.09%	67%	$89,274
Year Ended 7/31/2017	$9.06	4.96%	1.80%	1.78%	2.83%	76%	$99,233
Year Ended 7/31/2016	$8.89	1.76%	1.84%	1.79% (c)	3.28%	25%	$91,734
Year Ended 7/31/2015	$9.03	0.83%	1.82%	1.80% (c)	3.12%	36%	$100,881
Year Ended 7/31/2014	$9.24	3.32%	1.82%	1.81% (c)	2.87%	57%	$127,321
Institutional Class
Year Ended 7/31/2018	$9.14	5.01%	0.79%	0.78% (c)	4.09%	67%	$534,756
Year Ended 7/31/2017	$9.05	6.01%	0.80%	0.78%	3.82%	76%	$505,884
Year Ended 7/31/2016	$8.88	2.78%	0.84%	0.79% (c)	4.28%	25%	$122,746
Year Ended 7/31/2015	$9.02	1.83%	0.82%	0.80% (c)	4.12%	36%	$105,935
Year Ended 7/31/2014	$9.23	4.47%	0.82%	0.81% (c)	3.87%	57%	$147,944
Institutional 2 Class
Year Ended 7/31/2018	$9.19	5.16%	0.76%	0.74%	4.23%	67%	$103,392
Year Ended 7/31/2017	$9.09	6.04%	0.75%	0.74%	3.86%	76%	$20,485
Year Ended 7/31/2016	$8.92	2.84%	0.75%	0.74%	4.27%	25%	$14,702
Year Ended 7/31/2015	$9.06	1.91%	0.74%	0.74%	4.19%	36%	$46,248
Year Ended 7/31/2014	$9.27	4.43%	0.74%	0.74%	3.93%	57%	$45,445
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Floating Rate Fund | Annual Report 2018	35

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Total distributions to shareholders
Institutional 3 Class
Year Ended 7/31/2018	$9.06	0.38	0.07	0.45	(0.36)	(0.36)
Year Ended 7/31/2017	$8.89	0.35	0.18	0.53	(0.36)	(0.36)
Year Ended 7/31/2016	$9.03	0.38	(0.13)	0.25	(0.39)	(0.39)
Year Ended 7/31/2015(d)	$9.12	0.06	(0.09)	(0.03)	(0.06)	(0.06)
Class R
Year Ended 7/31/2018	$9.07	0.32	0.08	0.40	(0.31)	(0.31)
Year Ended 7/31/2017	$8.90	0.30	0.18	0.48	(0.31)	(0.31)
Year Ended 7/31/2016	$9.04	0.33	(0.14)	0.19	(0.33)	(0.33)
Year Ended 7/31/2015	$9.25	0.33	(0.21)	0.12	(0.33)	(0.33)
Year Ended 7/31/2014	$9.21	0.31	0.04	0.35	(0.31)	(0.31)
Class T
Year Ended 7/31/2018	$9.08	0.35	0.08	0.43	(0.33)	(0.33)
Year Ended 7/31/2017	$8.90	0.32	0.19	0.51	(0.33)	(0.33)
Year Ended 7/31/2016	$9.04	0.35	(0.14)	0.21	(0.35)	(0.35)
Year Ended 7/31/2015	$9.24	0.36	(0.21)	0.15	(0.35)	(0.35)
Year Ended 7/31/2014	$9.20	0.34	0.03	0.37	(0.33)	(0.33)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	The benefits derived from expense reductions had an impact of less than 0.01%.
(d)	Institutional 3 Class shares commenced operations on June 1, 2015. Per share data and total return reflect activity from that date.
(e)	Annualized.
The accompanying Notes to Financial Statements are an integral part of this statement.
36	Columbia Floating Rate Fund | Annual Report 2018

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class
Year Ended 7/31/2018	$9.15	5.10%	0.70%	0.69%	4.18%	67%	$107,695
Year Ended 7/31/2017	$9.06	6.11%	0.70%	0.70%	3.82%	76%	$123,550
Year Ended 7/31/2016	$8.89	2.88%	0.70%	0.68%	4.39%	25%	$10
Year Ended 7/31/2015(d)	$9.03	(0.28%)	0.70% (e)	0.70% (e)	4.13% (e)	36%	$10
Class R
Year Ended 7/31/2018	$9.16	4.48%	1.29%	1.28% (c)	3.53%	67%	$2,844
Year Ended 7/31/2017	$9.07	5.48%	1.30%	1.28%	3.33%	76%	$6,526
Year Ended 7/31/2016	$8.90	2.27%	1.34%	1.29% (c)	3.80%	25%	$6,725
Year Ended 7/31/2015	$9.04	1.33%	1.33%	1.30% (c)	3.64%	36%	$4,030
Year Ended 7/31/2014	$9.25	3.84%	1.33%	1.31% (c)	3.40%	57%	$2,429
Class T
Year Ended 7/31/2018	$9.18	4.81%	1.04%	1.03% (c)	3.83%	67%	$2
Year Ended 7/31/2017	$9.08	5.80%	1.05%	1.03%	3.53%	76%	$2
Year Ended 7/31/2016	$8.90	2.48%	1.08%	1.04% (c)	4.00%	25%	$2
Year Ended 7/31/2015	$9.04	1.65%	1.02%	1.02% (c)	3.93%	36%	$2
Year Ended 7/31/2014	$9.24	4.10%	1.05%	1.05% (c)	3.63%	57%	$3
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Floating Rate Fund | Annual Report 2018	37

Notes to Financial Statements
July 31, 2018
Note 1. Organization
Columbia Floating Rate Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure. The Fund offers each of the share classes identified below.
Class A shares are subject to a maximum front-end sales charge of 3.00% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months after purchase, charged as follows: 1.00% CDSC if redeemed within 12 months after purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.
Advisor Class shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund’s prospectus. Prior to November 1, 2017, Advisor Class shares were known as Class R4 shares.
Effective July 17, 2017, Class B shares of the Fund were no longer offered. On August 4, 2017, the capital owned by Columbia Management Investment Advisers, LLC in Class B shares was redeemed without a CDSC.
Class C shares are subject to a 1.00% CDSC on shares redeemed within 12 months after purchase. Effective July 1, 2018, Class C shares will automatically convert to Class A shares of the same Fund in the month of or the month following the 10-year anniversary of the Class C shares purchase date.
Institutional Class shares are not subject to sales charges and are generally available only to eligible investors, which are subject to different investment minimums as described in the Fund’s prospectus. Prior to November 1, 2017, Institutional Class shares were known as Class Z shares.
Institutional 2 Class shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans as described in the Fund’s prospectus. Prior to November 1, 2017, Institutional 2 Class shares were known as Class R5 shares.
Institutional 3 Class shares are not subject to sales charges and are available to institutional and certain other investors as described in the Fund’s prospectus. Prior to November 1, 2017, Institutional 3 Class shares were known as Class Y shares.
The Fund no longer accepts investments by existing investors in Class K shares. When available, Class K shares were not subject to sales charges and were made available only to existing investors in Class K shares. On March 9, 2018, Class K shares were redeemed or exchanged for Advisor Class shares of the Fund in a tax free transaction that had no impact on fees and expenses paid by the shareholders.
Class R shares are not subject to sales charges and are generally available only to certain retirement plans and other investors as described in the Fund’s prospectus.
Class T shares are subject to a maximum front-end sales charge of 2.50% per transaction and must be purchased through financial intermediaries that, by written agreement with Columbia Management Investment Distributors, Inc., are specifically authorized to sell Class T shares.
38	Columbia Floating Rate Fund | Annual Report 2018

Notes to Financial Statements  (continued)
July 31, 2018
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
All equity securities are valued at the close of business of the New York Stock Exchange. Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized cost value, unless this method results in a valuation that management believes does not approximate market value.
Senior loan securities for which reliable market quotations are readily available are generally valued by pricing services at the average of the bids received.
Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees, including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
Columbia Floating Rate Fund | Annual Report 2018	39

Notes to Financial Statements  (continued)
July 31, 2018
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Investments in senior loans
The Fund may invest in senior loan participations and assignments of all or a portion of a loan. When the Fund purchases a senior loan participation, the Fund typically enters into a contractual relationship with the lender or third party selling such participations (Selling Participant), but not the borrower, and assumes the credit risk of the borrower, Selling Participant and any other parties positioned between the Fund and the borrower. In addition, the Fund may not directly benefit from the collateral supporting the senior loan that it has purchased from the Selling Participant. In contrast, when the Fund purchases an assignment of a senior loan, the Fund typically has direct rights against the borrower; provided, however, that the Fund’s rights may be more limited than the lender from which it acquired the assignment and the Fund may be able to enforce its rights only through an administrative agent. Although certain senior loan participations or assignments are secured by collateral, the Fund could experience delays or limitations in realizing such collateral or have its interest subordinated to other indebtedness of the obligor. In the event that the administrator or collateral agent of a loan becomes insolvent or enters into receivership or bankruptcy, the Fund may incur costs and delays in realizing payment or may suffer a loss of principal and/or interest. The risk of loss is greater for unsecured or subordinated loans. In addition, senior loan participations and assignments are vulnerable to market, economic or other conditions or events that may reduce the demand for loan participations and assignments and certain loan participations and assignments which were liquid when purchased, may become illiquid.
The Fund may enter into senior loan participations and assignments where all or a portion of the loan may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. These commitments, if any, are generally traded and priced in the same manner as other senior loan securities and are disclosed as unfunded senior loan commitments in the Fund’s Portfolio of Investments with a corresponding payable for investments purchased. The Fund designates cash or liquid securities to cover these commitments.
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
The trade date for senior loans purchased in the primary market is the date on which the loan is allocated. The trade date for senior loans purchased in the secondary market is the date on which the transaction is entered into.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
40	Columbia Floating Rate Fund | Annual Report 2018

Notes to Financial Statements  (continued)
July 31, 2018
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund’s management. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.
The value of additional securities received as an income payment through a payment in kind, if any, is recorded as interest income and increases the cost basis of such securities.
The Fund may receive other income from senior loans, including amendment fees, consent fees and commitment fees. These fees are recorded as income when received by the Fund. These amounts are included in Interest Income in the Statement of Operations.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Columbia Floating Rate Fund | Annual Report 2018	41

Notes to Financial Statements  (continued)
July 31, 2018
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncement
Accounting Standards Update 2017-08 Premium Amortization on Purchased Callable Debt Securities
In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date. The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset dates. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. At this time, management is evaluating the implication of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.66% to 0.40% as the Fund’s net assets increase. The effective management services fee rate for the year ended July 31, 2018 was 0.64% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan. All amounts payable under the Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated funds governed by the Board of Trustees, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
42	Columbia Floating Rate Fund | Annual Report 2018

Notes to Financial Statements  (continued)
July 31, 2018
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Class K, Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07%, 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class.
For the year ended July 31, 2018, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.10
Advisor Class	0.10
Class C	0.10
Institutional Class	0.10
Institutional 2 Class	0.06
Institutional 3 Class	0.01
Class K	0.04 (a)
Class R	0.10
Class T	0.10

(a)	Unannualized.
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended July 31, 2018, these minimum account balance fees reduced total expenses of the Fund by $40.
Plan administration fees
Under a Plan Administration Services Agreement with the Transfer Agent, the Fund paid an annual fee at a rate of 0.25% of the Fund’s average daily net assets attributable to Class K shares for the provision of various administrative, recordkeeping, communication and educational services. As a result of all Class K shares of the Fund being redeemed or exchanged for Advisor Class shares, March 9, 2018 was the last day the Fund paid a plan administration fee for Class K shares.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at the maximum annual rates of up to 0.25%, 1.00%, 0.50% and 0.25% of the Fund’s average daily net assets attributable to Class A, Class C, Class R and Class T shares, respectively. For Class C shares, of the 1.00% fee, up to 0.75% can be reimbursed for distribution expenses and up to an additional 0.25% can be reimbursed for shareholder servicing expenses. For Class R shares, of the 0.50% fee, up to 0.25% can be reimbursed for shareholder servicing expenses. For Class T shares, of the 0.25% fee, up to 0.25% can be reimbursed for distribution and/or shareholder servicing expenses.
The amount of distribution and shareholder services expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $845,000 for Class C shares. This amount is based on the most recent information available as of June 30, 2018, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution and/or shareholder services fee is reduced.
Columbia Floating Rate Fund | Annual Report 2018	43

Notes to Financial Statements  (continued)
July 31, 2018
Sales charges (unaudited)
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the year ended July 31, 2018, if any, are listed below:
Amount ($)
Class A	375,070
Class C	14,359
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	November 1, 2017 through November 30, 2018	Prior to November 1, 2017
Class A	1.03%	1.03%
Advisor Class	0.78	0.78
Class C	1.78	1.78
Institutional Class	0.78	0.78
Institutional 2 Class	0.74	0.75
Institutional 3 Class	0.69	0.70
Class R	1.28	1.28
Class T	1.03	1.03
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At July 31, 2018, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, capital loss carryforwards, trustees’ deferred compensation, distributions and principal and/or interest from fixed income securities. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications.
In the Statement of Assets and Liabilities the following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized (loss) ($)	Paid in capital ($)
251,251	35,147,079	(35,398,330)
44	Columbia Floating Rate Fund | Annual Report 2018

Notes to Financial Statements  (continued)
July 31, 2018
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended July 31, 2018			Year Ended July 31, 2017
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
43,679,897	—	43,679,897	38,542,661	—	38,542,661
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At July 31, 2018, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
5,568,381	—	(14,380,781)	2,922,946
At July 31, 2018, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
1,278,407,711	19,781,179	(16,858,233)	2,922,946
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at July 31, 2018, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. Capital loss carryforwards with no expiration are required to be utilized prior to any capital losses which carry an expiration date. As a result of this ordering rule, capital loss carryforwards which carry an expiration date may be more likely to expire unused. In addition, for the year ended July 31, 2018, capital loss carryforwards utilized, expired unused and permanently lost, if any, were as follows:
2019 ($)	No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)	Expired ($)	Permanently lost ($)
—	—	14,380,781	14,380,781	3,586,821	35,398,330	—
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $819,114,840 and $752,272,493, respectively, for the year ended July 31, 2018. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate
Columbia Floating Rate Fund | Annual Report 2018	45

Notes to Financial Statements  (continued)
July 31, 2018
share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the year ended July 31, 2018 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Days outstanding
Lender	2,400,000	2.38	4
Interest income earned by the Fund is recorded as interfund lending on the Statement of Operations. The Fund had no outstanding interfund loans at July 31, 2018.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed.
The Fund had no borrowings during the year ended July 31, 2018.
Note 9. Significant risks
Credit risk
Credit risk is the risk that the value of debt securities in the Fund’s portfolio may decline because the issuer may default and fail to pay interest or repay principal when due. Rating agencies assign credit ratings to debt securities to indicate their credit risk. Lower rated or unrated debt securities held by the Fund may present increased credit risk as compared to higher-rated debt securities.
Floating rate loan risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Decreases in the number of financial institutions willing to make markets in the Fund’s investments or in their capacity or willingness to trade such investments may increase the Fund’s exposure to this risk. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may also adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Floating rate loans generally are
46	Columbia Floating Rate Fund | Annual Report 2018

Notes to Financial Statements  (continued)
July 31, 2018
subject to legal or contractual restrictions on resale, may trade infrequently, and their value may be impaired when the Fund needs to liquidate such loans. Loans or other assets may trade only in the over-the-counter market rather than on an organized exchange and may be more difficult to purchase or sell at a fair price, which may have a negative impact on the Fund’s performance. Price volatility may be higher for illiquid investments as a result of, for example, the relatively less frequent pricing of such securities (as compared to liquid investments). Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. Price volatility, liquidity of the market and other factors can lead to an increase in Fund redemptions, which may negatively impact Fund performance and NAV, including, for example, if the Fund is forced to sell securities in a down market.
High-yield investments risk
Securities and other debt instruments held by the Fund that are rated below investment grade (commonly called "high-yield" or "junk" bonds) and unrated debt instruments of comparable quality expose the Fund to a greater risk of loss of principal and income than a fund that invests solely or primarily in investment grade securities. In addition, these investments have greater price fluctuations, are less liquid and are more likely to experience a default than higher-rated debt instruments. High-yield debt instruments are considered to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates.
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Shareholder concentration risk
At July 31, 2018, affiliated shareholders of record owned 46.0% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Columbia Floating Rate Fund (the “Fund”) is one of several defendants to an adversary bankruptcy proceeding captioned Official Committee of Unsecured Creditors of TOUSA, Inc., et al. v. Citicorp North America, Inc., et al. (the “Lawsuit”), (In re TOUSA, Inc., et al.), pending in the U.S. Bankruptcy Court, Southern District of Florida (the “Bankruptcy Court”). The Fund and several other defendants (together the “Senior Transeastern Defendants”) were lenders to parties involved in a joint venture
Columbia Floating Rate Fund | Annual Report 2018	47

Notes to Financial Statements  (continued)
July 31, 2018
with TOUSA, Inc. (“TOUSA”) on a $450 million Credit Agreement dated as of August 1, 2005 (the “Credit Agreement”). In 2006, the administrative agent under the Credit Agreement brought claims against TOUSA alleging that certain events of default had occurred under the Credit Agreement thus triggering the guaranties (the “Transeastern Litigation”). On July 31, 2007, TOUSA and the Senior Transeastern Defendants reached a settlement in the Transeastern Litigation pursuant to which the Fund (as well as the other Senior Transeastern Defendants) released its claims and was paid $1,052,271. To fund the settlement, TOUSA entered into a $500 million credit facility with new lenders secured by liens on the assets of certain of TOUSA’s subsidiaries. On January 29, 2008, TOUSA and certain of its subsidiaries filed voluntary petitions for relief under Chapter 11 of the Bankruptcy Code. In August 2008, the Committee of Unsecured Creditors of TOUSA (“Committee”) filed the Lawsuit, seeking as to the Fund and the other Senior Transeastern Defendants a return of the money the Senior Transeastern Defendants received as part of the Transeastern Litigation settlement. The Lawsuit went to trial in July 2009, and the Bankruptcy Court ordered the Fund and the other Senior Transeastern Defendants to disgorge the money they received in settlement of the Transeastern Litigation. The Senior Transeastern Defendants, including the Fund, appealed the Bankruptcy Court’s decision to the District Court for the Southern District of Florida (the “District Court”). To stay execution of the judgment against the Fund pending appeal, the Fund deposited $1,327,620 with the Bankruptcy Court clerk of court. After multiple proceedings regarding the appeal, on or about December 19, 2017, a settlement was reached, whereby it was agreed that $538,524 plus interest of the cash collateral posted to the Court would be returned to the Fund. On January 12, 2018, the Court approved the settlement. On March 15, 2018, the agreed to cash collateral was returned to the Fund.
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
48	Columbia Floating Rate Fund | Annual Report 2018

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust II and Shareholders of Columbia Floating Rate Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Floating Rate Fund (one of the funds constituting Columbia Funds Series Trust II, hereafter referred to as the "Fund") as of July 31, 2018, the related statement of operations for the year ended July 31, 2018, the statement of changes in net assets for each of the two years in the period ended July 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of July 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended July 31, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2018 by correspondence with the custodian, transfer agent, agent banks and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
September 21, 2018
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Columbia Floating Rate Fund | Annual Report 2018	49

Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended July 31, 2018. Shareholders will be notified in early 2019 of the amounts for use in preparing 2018 income tax returns.
Qualified dividend income	Dividends received deduction
2.52%	1.87%
Qualified dividend income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.
Dividends received deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.
50	Columbia Floating Rate Fund | Annual Report 2018

TRUSTEES AND OFFICERS
Shareholders elect the Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, Trustees not affiliated with the Investment Manager generally may serve through the end of the calendar year in which they reach either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Columbia Funds Board meeting they attended as a member of the Board.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1953	Trustee since 1/17	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	124	Advisory Board Member, University of Colorado Business School since November 2015; former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011- 2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance) since February 2018; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Interim Chair, Minnesota Sports Facilities Authority, March 2017-July 2017	124	Trustee, BlueCross BlueShield of Minnesota since 2009 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee since 2017); Chair of the Robina Foundation since August 2013; former Member of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017
Edward J. Boudreau, Jr. c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Chair of the Board since 1/18; Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Investments (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Mutual Life Insurance Company, including Senior Vice President and Treasurer and Senior Vice President Information Technology, 1968-1988	124	Former Trustee, Boston Museum of Science (Chair of Finance Committee) 1985-2013; former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
Columbia Floating Rate Fund | Annual Report 2018	51

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	124	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996; Director, Darien Rowayton Bank (Audit Committee) since 2017
William P. Carmichael c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies), 1998-2007; Adjunct Professor of Finance, Kelley School of Business, Indiana University, 1993-2007; Senior Vice President, Sara Lee Corporation, 1991-1993; Senior Vice President and Chief Financial Officer, Beatrice Foods Company, 1984-1990; Vice President, Esmark, Inc., 1973-1984; Associate, Price Waterhouse, 1968-1972	124	Director, The Finish Line (athletic shoes and apparel) since July 2003; former Director, Cobra Electronics Corporation (electronic equipment manufacturer), 1994-August 2014; former Director, Spectrum Brands, Inc. (consumer products), 2002-2009; former Director, Simmons Company (bedding), 2004-2010; former Trustee, BofA Funds Series Trust (11 funds) 2003-2011; former Director, McMoRan Exploration Company (oil and gas exploration and development) 2010 - 2013; former Director, International Textile Corp., 2012-2016; former Director, hhgregg, 2015-2017
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	124	Trustee, MA Taxpayers Foundation since 1997; Board of Directors, The MA Business Roundtable since 2003; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 12/17	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	122	Trustee, Catholic Schools Foundation since 2004
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	124	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
52	Columbia Floating Rate Fund | Annual Report 2018

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	124	Director, BlueCross BlueShield of South Carolina since April 2008; Director, National Association of Corporate Directors, Carolinas Chapter, since 2013; Board Chair, Hollingsworth Funds since 2016; Advisory Board member, Duke Energy Corp. since October 2016; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1964	Trustee since 12/17	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016	122	Director, NAPE Education Foundation since October 2016
Interested trustee not affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships/ held by Trustee during the past five years
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006, Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	122	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011
*	Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an “interested person” (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.
Columbia Floating Rate Fund | Annual Report 2018	53

TRUSTEES AND OFFICERS  (continued)
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010 - September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006 - August 2012.	194	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, 2006-January 2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
Nations Funds refer to the Funds within the Columbia Funds Complex that historically bore the Nations brand and includes series of Columbia Funds Series Trust. RiverSource Funds refer to the Funds within the Columbia Funds Complex that historically bore the RiverSource brand and includes series of Columbia Funds Series Trust II.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
54	Columbia Floating Rate Fund | Annual Report 2018

TRUSTEES AND OFFICERS  (continued)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously, Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017) and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously, Vice President and Group Counsel, August 2011 - August 2018); officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010 - 2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Columbia Floating Rate Fund | Annual Report 2018	55

Approval of Management Agreement
Columbia Management Investment Advisers, LLC (Columbia Threadneedle or the Investment Manager, and together with its domestic and global affiliates, Columbia Threadneedle Investments), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia Floating Rate Fund (the Fund). Under a management agreement (the Management Agreement), Columbia Threadneedle provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).
On an annual basis, the Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the Management Agreement. Columbia Threadneedle prepared detailed reports for the Board and its Contracts Committee in November 2017 and February, March, April and June 2018, including reports providing the results of analyses performed by an independent organization, Broadridge Financial Solutions, Inc. (Broadridge), and a comprehensive response to items of information requested by independent legal counsel to the Independent Trustees (Independent Legal Counsel) in a letter to the Investment Manager, to assist the Board in making this determination. Many of the materials presented at these meetings were first supplied in draft form to designated independent Board representatives, i.e., Independent Legal Counsel, Fund Counsel, the Chair of the Board (who is an Independent Trustee) and the Chair of the Contracts Committee (who is an Independent Trustee), and the final materials were revised to include information reflective of discussion and subsequent requests made by the Contracts Committee. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management personnel and reviews information prepared by Columbia Threadneedle addressing the services Columbia Threadneedle provides and Fund performance. The Board also accords appropriate weight to the work, deliberations and conclusions of the various committees, such as the Contracts Committee, the Investment Review Committee, the Audit Committee and the Compliance Committee in determining whether to continue the Management Agreement.
The Board, at its June 18-20, 2018 in-person Board meeting (the June Meeting), considered the renewal of the Management Agreement for an additional one-year term. At the June Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of management agreements and the Board’s legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement.
Nature, extent and quality of services provided by Columbia Threadneedle
The Board analyzed various reports and presentations it had received detailing the services performed by Columbia Threadneedle, as well as its history, reputation, expertise, resources and capabilities, and the qualifications of its personnel.
The Board specifically considered the many developments during recent years concerning the services provided by Columbia Threadneedle, including, in particular, the organization and depth of the equity and credit research departments and the various technological enhancements that have been made or are anticipated. The Board further observed the enhancements to the investment risk management department’s processes, systems and oversight, as well as planned 2018 initiatives in this regard. The Board also took into account the broad scope of services provided by Columbia Threadneedle to each Fund, including, among other services, investment, risk and compliance oversight. The Board also took into account the information it received concerning Columbia Threadneedle’s ability to attract and retain key portfolio management personnel and that it has sufficient resources to provide competitive and adequate compensation to investment personnel.
In connection with the Board’s evaluation of the overall package of services provided by Columbia Threadneedle, the Board also considered the nature, quality and range of administrative services provided to the Fund by Columbia Threadneedle, as well as the achievements in 2017 in the performance of administrative services, and noted the various enhancements anticipated for 2018. In evaluating the quality of services provided under the Management Agreement, the Board also took into account the organization and strength of the Fund’s and its service providers’ compliance programs. In addition, the Board reviewed the financial condition of Columbia Threadneedle and its affiliates and each entity’s ability to carry out its responsibilities under the Management Agreement and the Fund’s other service agreements with affiliates of Ameriprise Financial, observing the financial strength of Ameriprise Financial, with its strong cash position and solid balance sheet.
56	Columbia Floating Rate Fund | Annual Report 2018

Approval of Management Agreement  (continued)
The Board also discussed the acceptability of the terms of the Management Agreement (including the relatively broad scope of services required to be performed by Columbia Threadneedle), noting that no material changes are proposed from the form of agreement previously approved. They also noted the wide array of legal and compliance services provided to the Funds under the Management Agreement. It was also observed that the services being performed under the Management Agreement were of a reasonably high quality.
Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that Columbia Threadneedle and its affiliates are in a position to continue to provide a high quality and level of services to the Fund.
Investment performance
For purposes of evaluating the nature, extent and quality of services provided under the Management Agreement, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered detailed reports providing the results of analyses performed by an independent organization showing, for various periods, including since manager inception, the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group, the product score of the Fund (taking into account performance relative to peers and benchmarks) and the net assets of the Fund. The Board observed that the Fund’s investment performance met expectations.
Comparative fees, costs of services provided and the profits realized by Columbia Threadneedle and its affiliates from their relationships with the Fund
The Board reviewed comparative fees and the costs of services provided under the Management Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by an independent organization) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to Columbia Threadneedle’s profitability.
The Board considered the reports of its independent fee consultant, JDL Consultants, LLC (JDL), which assisted in the Board’s analysis of the Funds’ performance and expenses, the reasonableness of the Funds’ fee rates, and JDL’s conclusion that the management fees being charged to the Fund are reasonable. The Board accorded particular weight to the notion that the level of fees should generally reflect a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with certain defined exceptions) are generally in line with the "pricing philosophy" currently in effect (i.e., that Fund total expense ratios, in general, approximate or are lower than median expense ratios of funds in an agreed upon Lipper or customized comparison universe). The Board took into account that the Fund’s total expense ratio (after considering proposed expense caps/waivers) approximated the peer universe’s median expense ratio. Based on its review, the Board concluded that the Fund’s management fee was fair and reasonable in light of the extent and quality of services that the Fund receives.
The Board also considered the profitability of Columbia Threadneedle and its affiliates in connection with Columbia Threadneedle providing management services to the Fund. In this regard, the Independent Trustees referred to their detailed analysis of the Profitability Report, discussing the profitability to Columbia Threadneedle and Ameriprise Financial from managing, operating and distributing the Funds. The Board considered that in 2017 the Board had concluded that 2016 profitability was reasonable and that Columbia Threadneedle generated 2017 profitability that only increased slightly from 2016 levels. It also took into account the indirect economic benefits flowing to Columbia Threadneedle or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Fund should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.
Columbia Floating Rate Fund | Annual Report 2018	57

Approval of Management Agreement  (continued)
Economies of scale to be realized
The Board also considered the economies of scale that might be realized by Columbia Threadneedle as the Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth. In this regard, the Board took into account that management fees decline as Fund assets exceed various breakpoints, all of which have not been surpassed. The Board concluded that the breakpoints in the management fee rate schedule satisfactorily provides for the sharing of economies of scale, as they allow for adequate opportunity for shareholders to realize benefits (fee breaks) as Fund assets grow.
Based on the foregoing, the Board, including all of the Independent Trustees, concluded that the management fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On June 20, 2018, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement.
58	Columbia Floating Rate Fund | Annual Report 2018

Additional information
The Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the SEC at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
Through October 31, 2018:
P.O. Box 8081
Boston, MA 02266-8081
Effective November 1, 2018:
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Floating Rate Fund | Annual Report 2018	59

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Columbia Floating Rate Fund
Through October 31, 2018:
P.O. Box 8081
Boston, MA 02266-8081
Effective November 1, 2018:
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2018 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus .com/investor/
ANN149_07_H01_(09/18)

Annual Report
July 31, 2018
Columbia Global Opportunities Fund
Not FDIC Insured • No bank guarantee • May lose value

President’s Message
Dear Shareholders,
The year 2017 was an extraordinary year in the financial markets. The S&P 500 Index didn’t experience a single down month and returned over 20%. Continuing this trend, January 2018 marked the fastest start for the index ever. Low volatility, which had been a feature of the U.S. equity market for several years, along with the surge in the S&P 500 Index, drove investor sentiment to very high levels. This arguably set the stage for an overdue correction, which we witnessed in February 2018.
A return to volatility
There have been few periods of market upheaval such as were experienced in the first part of 2018. While investors were taken by surprise by the sudden and pronounced market swings, the return to some level of volatility actually marked a resumption of relatively normal market conditions. Having said that, it’s important to distinguish between a good technical correction where excess enthusiasm in the marketplace is being let out, versus a real change in the underlying fundamentals – things like an underperforming economy or weaker corporate earnings. Our view is that the recent market volatility falls into the former category, and the fundamentals remain strong. We’re continuing to see improvements in global economic activity, and we’re seeing corporate earnings expectations continue to rise – and not just because of tax reform.
Consistency is more important than ever
It’s important to keep in mind that when it comes to long-term investing, it’s the destination, not the journey that matters most. If you have a financial goal that you’ve worked out with your financial advisor, and you have a good asset allocation plan to reach it, it’s a question of sticking with your plan rather than become focused on near-term volatility. Bouts of volatility are normal. After all, it’s hard to cross the ocean without hitting an occasional rough patch. You need to focus on the destination.
One final thought. In weathering volatility, it’s the consistency of the return that is essential. Investors who chase higher returns are usually the first to sell when an investment goes through a bad patch, and they therefore don’t tend to benefit from the recovery. More disciplined investors who perhaps panic less or not at all during periods of volatility, tend to have improved long-term results and are more likely to reach their financial goals. Nothing is more important to us than making sure those who have entrusted us to protect and grow their assets are able to do what matters most to them.
Your success is our priority. Talk to your financial advisor about how working with Columbia Threadneedle Investments may help you position your portfolio for consistent, sustainable outcomes, no matter the market conditions.
Sincerely,
Christopher O. Petersen
President, Columbia Funds
The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance. Past performance is no guarantee of future results.
Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
© 2018 Columbia Management Investment Advisers, LLC. All rights reserved.
Columbia Global Opportunities Fund   |  Annual Report 2018

Columbia Global Opportunities Fund  |  Annual Report 2018

Fund at a Glance
Investment objective
Columbia Global Opportunities Fund (the Fund) seeks to provide shareholders maximum total return through a combination of growth of capital and current income.
Portfolio management
Anwiti Bahuguna, Ph.D.
Lead Portfolio Manager
Managed Fund since 2010
Dan Boncarosky, CFA
Portfolio Manager
Managed Fund since January 2017
Average annual total returns (%) (for the period ended July 31, 2018)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	01/23/85	6.24	5.74	5.29
	Including sales charges		0.15	4.50	4.67
Advisor Class*		11/08/12	6.58	5.97	5.43
Class C	Excluding sales charges	06/26/00	5.41	4.94	4.51
	Including sales charges		4.41	4.94	4.51
Institutional Class*		09/27/10	6.52	5.99	5.51
Institutional 2 Class*		11/08/12	6.56	6.10	5.50
Institutional 3 Class*		03/01/17	6.59	5.84	5.34
Class R		12/11/06	5.98	5.44	5.01
Class T*	Excluding sales charges	06/25/14	6.27	5.68	5.27
	Including sales charges		3.62	5.15	5.01
Blended Benchmark			5.27	5.23	4.90
MSCI ACWI All Cap Index (Net)			11.16	9.16	6.72
Bloomberg Barclays Global Aggregate Index			-0.48	1.21	2.55
Returns for Class A are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C are shown with and without the 1.00% contingent deferred sales charge for the first year only. Returns for Class T shares are shown with and without the maximum initial sales charge of 2.50% per transaction. The Fund’s other classes are not subject to sales charges and have limited eligibility. Effective November 1, 2017, Class R4, Class R5, Class Y and Class Z shares were renamed Advisor Class, Institutional 2 Class, Institutional 3 Class and Institutional Class shares, respectively. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The Fund’s performance prior to December 14, 2012 reflects returns achieved pursuant to different principal investment strategies.
The Blended Benchmark consists of 50% MSCI ACWI All Cap Index (Net) and 50% Bloomberg Barclays Global Aggregate Index.
The MSCI ACWI All Cap Index (Net) captures large-, mid-, small- and micro-cap representation across 24 developed markets countries and large-, mid- and small-cap representation across 21 emerging markets countries.
The Bloomberg Barclays Global Aggregate Index is a broad-based benchmark that measures the global investment-grade fixed-rate debt markets.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI ACWI All Cap Index (Net), which reflects reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.
2	Columbia Global Opportunities Fund | Annual Report 2018

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (July 31, 2008 — July 31, 2018)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Global Opportunities Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Top 10 holdings (%) (at July 31, 2018)
Columbia Commodity Strategy Fund, Institutional 3 Class (United States)	6.3
Columbia Mortgage Opportunities Fund, Institutional 3 Class (United States)	2.2
Columbia Diversified Absolute Return Fund, Institutional 3 Class (United States)	2.1
Apple, Inc. (United States)	1.8
Microsoft Corp. (United States)	1.6
Amazon.com, Inc. (United States)	1.5
Republic of Austria Government Bond 11/22/2022 3.400% (Austria)	1.4
JPMorgan Chase & Co. (United States)	1.2
Japan Government 30-Year Bond 03/20/2047 0.800% (Japan)	1.2
Johnson & Johnson (United States)	1.2
Percentages indicated are based upon total investments (excluding Money Market Funds and derivatives, if any).
For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”
Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.
Equity sector breakdown (%) (at July 31, 2018)
Consumer Discretionary	12.9
Consumer Staples	7.0
Energy	6.1
Financials	16.9
Health Care	13.5
Industrials	10.2
Information Technology	22.6
Materials	4.2
Real Estate	2.7
Telecommunication Services	1.7
Utilities	2.2
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

Columbia Global Opportunities Fund | Annual Report 2018	3

Fund at a Glance   (continued)
Country breakdown (%) (at July 31, 2018)
Argentina	0.2
Australia	0.3
Austria	1.4
Belgium	1.1
Bermuda	0.0 (a)
Brazil	0.8
Canada	1.4
China	2.9
Denmark	0.3
Finland	0.4
France	2.5
Germany	0.7
Hong Kong	0.4
India	0.6
Indonesia	0.3
Ireland	0.8
Israel	0.5
Italy	0.8
Japan	7.5
Liberia	0.4
Malta	0.0 (a)
Marshall Islands	0.0 (a)
Mexico	0.1
Netherlands	1.6
New Zealand	0.6
Norway	1.5
Panama	0.0 (a)
Peru	0.1
Philippines	0.1
Poland	0.1
Portugal	0.0 (a)
Russian Federation	0.6
South Africa	1.2
South Korea	1.5
Spain	1.6
Sweden	0.5
Switzerland	0.9
Taiwan	0.5
Thailand	0.2
United Kingdom	4.7
United States(b)	60.9
Total	100.0

(a)	Rounds to zero.
(b)	Includes investments in Money Market Funds.
Country breakdown is based primarily on issuer’s place of organization/incorporation. Percentages indicated are based upon total investments and exclude investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
The Fund may use place of organization/incorporation or other factors in determining whether an issuer is domestic (U.S.) or foreign for purposes of its investment policies. At July 31, 2018, the Fund invested at least 40% of its net assets in foreign companies in accordance with its principal investment strategy.
Market exposure through derivatives investments (% of notional exposure) (at July 31, 2018)(a)
	Long	Short	Net
Fixed Income Derivative Contracts	104.2	(23.9)	80.3
Equity Derivative Contracts	11.6	(41.2)	(29.6)
Foreign Currency Derivative Contracts	72.9	(23.6)	49.3
Total Notional Market Value of Derivative Contracts	188.7	(88.7)	100.0
(a) The Fund has market exposure (long and/or short) to the fixed income and equity asset classes and foreigh currency through its investments in derivatives. The notional exposure of a financial instrument is the nominal or face amount that is used to calculate payments made on that instrument and/or changes in value for the instrument. The notional exposure is a hypothetical underlying quantity upon which payment obligations are computed. Notional exposures provide a gauge for how the Fund may behave given changes in individual markets. For a description of the Fund’s investments in derivatives, see Investments in derivatives following the Portfolio of Investments, and Note 2 to the Notes to Financial Statements.

4	Columbia Global Opportunities Fund | Annual Report 2018

Manager Discussion of Fund Performance
For the 12-month period that ended July 31, 2018, the Fund’s Class A shares returned 6.24% excluding sales charges. The Fund outperformed its Blended Benchmark, which returned 5.27% for the 12-month period. Over that same period, the MSCI ACWI All Cap Index (Net) returned 11.16%, and the Bloomberg Barclays Global Aggregate Index returned -0.48%. Approximately three-quarters of the Fund’s relative outperformance was the result of asset and style allocations. Underlying security selection was also strong among U.S. large-cap equities and developed market international equities.
Another solid year for global markets
Despite tensions with North Korea, Russia and Iran, investors focused on synchronous global economic growth and the expected impact of lower U.S. corporate taxes, driving equities sharply higher in the first half of the 12-month period ended July 31, 2018. In the second half, economic momentum lost some traction in most European and Asian countries, as tightening capacity constrained growth in Germany, the United Kingdom and France. China has slowed growth by design, which has put a dent in growth in other Asian economies. Enthusiasm turned to anxiety as the market contended with heightened rhetoric regarding trade policy. Yet, virtually all major segments of the international equity markets posted positive returns in local currency. A strong U.S. dollar weighed on international returns for U.S. investors.
Global monetary policy remained accommodative in key areas outside the United States. However, a pickup in growth in the United States and a strong employment outlook spurred the Federal Reserve to raise the federal funds target rate three times during the period, to end the period at 1.75%-2.00%.
Contributors and detractors
Asset allocation, style factors and underlying security section all made positive contributions to relative returns during the period. Approximately three-quarters of the Fund’s outperformance relative to the Blended Benchmark was the result of asset and style allocations. The Fund’s overweight in equities was additive to relative performance, as an overweight in emerging market equities and a modest overweight in U.S. equities made solid contributions to Fund gains and relative results. Underlying security selection was particularly strong within U.S. large-cap equities and developed market international equities, especially Europe, Japan and the United Kingdom. The Fund’s significant underweight in fixed income also was a major contributor to results, as fixed income underperformed equities during the period. The Fund’s positioning within fixed income also bolstered returns and more than offset the negative impact of the Fund’s allocation to high-yield bonds. Stylistically, holding long euro bond futures aided performance. Currency hedging had relatively no impact on performance for the period. The Fund employs currency hedges in an effort to mitigate the impact of currency fluctuations on its holdings.
A small position in commodities, which experienced price declines, detracted from results relative to the Fund’s Blended Benchmark. Exposure to alternative strategies, which are relatively uncorrelated to traditional equity and fixed-income market returns, also detracted modestly from Fund results.
Portfolio changes and positioning
During the period, we adjusted the Fund’s equity exposure, raising it in the third quarter of 2017 and reducing exposure in the first quarter of 2018, yet maintaining an overweight in equities during the entire period. We maintained an underweight in the Fund’s fixed-income position and retained an allocation to alternative strategies, which offer the benefit of diversification.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. The Fund’s investment in other funds subjects it to the investment performance (positive or negative), risks and expenses of these underlying funds. There are risks associated with fixed-income investments, including credit risk, interest rate risk, and prepayment and extension risk. In general, bond prices rise when interest rates fall and vice versa. This effect is usually more pronounced for longer term securities. Non-investment-grade (high-yield or junk) securities present greater price volatility and more risk to principal and income than higher rated securities. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund’s income and yield. These risks may be heightened for longer maturity and duration securities. Market or other (e.g., interest rate) environments may adversely affect the liquidity of Fund investments, negatively impacting their price. Generally, the less liquid the market at the time the Fund sells a holding, the greater the risk of loss or decline of value to the Fund. Foreign investments subject the Fund to risks, including political, economic, market, social and others within a
Columbia Global Opportunities Fund | Annual Report 2018	5

Manager Discussion of Fund Performance  (continued)
particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Risks are enhanced for emerging market issuers. Investing in derivatives is a specialized activity that involves special risks that subject the Fund to significant loss potential, including when used as leverage, and may result in greater fluctuation in Fund value. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia Global Opportunities Fund | Annual Report 2018

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
February 1, 2018 — July 31, 2018
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	967.10	1,019.39	5.32	5.46	1.09
Advisor Class	1,000.00	1,000.00	968.70	1,020.58	4.15	4.26	0.85
Class C	1,000.00	1,000.00	962.90	1,015.72	8.91	9.15	1.83
Institutional Class	1,000.00	1,000.00	967.90	1,020.63	4.10	4.21	0.84
Institutional 2 Class	1,000.00	1,000.00	968.10	1,020.78	3.95	4.06	0.81
Institutional 3 Class	1,000.00	1,000.00	968.70	1,021.08	3.66	3.76	0.75
Class R	1,000.00	1,000.00	965.30	1,018.15	6.53	6.71	1.34
Class T	1,000.00	1,000.00	966.90	1,019.39	5.32	5.46	1.09
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Columbia Global Opportunities Fund | Annual Report 2018	7

Portfolio of Investments
July 31, 2018
(Percentages represent value of investments compared to net assets)
Investments in securities
Alternative Strategies Funds 7.0%
	Shares	Value ($)
United States 7.0%
Columbia Commodity Strategy Fund, Institutional 3 Class(a)	5,717,081	31,844,140
Columbia Diversified Absolute Return Fund, Institutional 3 Class(a),(b)	1,128,306	10,628,647
Total		42,472,787
Total Alternative Strategies Funds (Cost $42,497,944)		42,472,787

Common Stocks 61.1%
Issuer	Shares	Value ($)
Argentina 0.2%
Banco Macro SA, ADR	10,975	749,702
Despegar.com Corp.(b)	7,484	157,314
Loma Negra Cia Industrial Argentina SA, ADR(b)	6,684	75,128
Total		982,144
Australia 0.3%
Fortescue Metals Group Ltd.	248,287	807,565
Macquarie Group Ltd.	12,054	1,099,780
Total		1,907,345
Bermuda 0.0%
Ship Finance International Ltd.	4,600	66,930
Brazil 0.8%
B3 SA - Brasil Bolsa Balcao	35,600	224,510
Fleury SA	73,200	529,697
Itaú Unibanco Holding SA, ADR	66,299	794,925
Localiza Rent a Car	36,300	223,605
Pagseguro Digital Ltd., Class A(b)	83,406	2,245,290
Petroleo Brasileiro SA, ADR	20,002	234,623
Vale SA ADR	38,385	562,724
Total		4,815,374
Canada 1.4%
Canada Goose Holdings, Inc.(b)	13,485	774,443
Cott Corp.	125,955	2,014,020
First Quantum Minerals Ltd.	19,421	302,919
Parex Resources(b)	27,624	487,564
Stars Group, Inc. (The)(b)	50,196	1,719,440
Suncor Energy, Inc.	52,535	2,213,825
Common Stocks (continued)
Issuer	Shares	Value ($)
Yamana Gold, Inc.	336,877	1,074,638
Total		8,586,849
China 2.9%
58.Com, Inc., ADR(b)	2,422	162,904
AAC Technologies Holdings, Inc.	15,500	199,192
Alibaba Group Holding Ltd., ADR(b)	19,585	3,666,899
BeiGene Ltd., ADR(b)	2,910	551,911
Brilliance China Automotive Holdings Ltd.	154,000	201,612
China Merchants Bank Co., Ltd., Class H	167,000	655,019
CSPC Pharmaceutical Group Ltd.	122,000	319,832
Hangzhou Hikvision Digital Technology Co., Ltd., Class A	55,485	281,841
Industrial & Commercial Bank of China Ltd., Class H	1,029,000	764,715
Jiangsu Yanghe Brewery Joint-Stock Co., Ltd., Class A	11,700	220,330
Kweichow Moutai Co., Ltd., Class A	3,400	362,745
Midea Group Co., Ltd., Class A	40,200	281,071
NetEase, Inc., ADR	2,060	531,480
New Oriental Education & Technology Group, Inc., ADR	9,276	798,107
Nexteer Automotive Group Ltd.	204,000	291,090
Ping An Insurance Group Co. of China Ltd., Class H	95,000	884,382
Sunny Optical Technology Group Co., Ltd.	22,900	379,833
Tencent Holdings Ltd.	96,500	4,392,139
WH Group Ltd.	1,977,500	1,592,113
Wuliangye Yibin Co., Ltd.	50,300	534,147
Wuxi Biologics Cayman, Inc.(b)	30,000	305,669
Total		17,377,031
Denmark 0.3%
Novo Nordisk A/S, Class B	41,338	2,063,802
Finland 0.4%
UPM-Kymmene OYJ	64,331	2,283,845
France 2.2%
Aperam SA	20,806	982,425
AXA SA	93,968	2,373,440
BNP Paribas SA	28,862	1,878,850
Capgemini SE	19,732	2,533,483
Casino Guichard Perrachon SA	21,720	884,876
DBV Technologies SA, ADR(b)	9,404	169,554
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Global Opportunities Fund | Annual Report 2018

Portfolio of Investments  (continued)
July 31, 2018
Common Stocks (continued)
Issuer	Shares	Value ($)
Sanofi	29,505	2,565,889
VINCI SA	17,481	1,757,961
Total		13,146,478
Germany 0.7%
Bayer AG, Registered Shares	17,497	1,949,031
Covestro AG	12,815	1,230,287
Duerr AG	21,609	948,073
Total		4,127,391
Hong Kong 0.4%
AIA Group Ltd.	106,200	929,628
Galaxy Entertainment Group Ltd.	45,000	362,548
Melco Resorts & Entertainment Ltd., ADR	4,402	113,836
Techtronic Industries Co., Ltd.	164,500	917,405
Total		2,323,417
India 0.6%
Bajaj Finance Ltd.	5,691	224,489
Balkrishna Industries Ltd.	15,040	265,207
Biocon Ltd.	12,707	108,792
Eicher Motors Ltd.	2,581	1,048,146
HDFC Bank Ltd., ADR	4,519	466,993
HDFC Standard Life Insurance Co., Ltd.	54,000	396,764
Indraprastha Gas Ltd.	104,530	464,250
Natco Pharma Ltd.	18,298	209,010
Tejas Networks Ltd.(b)	63,561	264,539
Yes Bank Ltd.	40,799	219,525
Total		3,667,715
Indonesia 0.3%
PT Ace Hardware Indonesia Tbk	3,154,700	286,592
PT Astra International Tbk	512,100	254,065
PT Bank Central Asia Tbk	379,600	612,739
PT Bank Rakyat Indonesia Persero Tbk	3,124,800	665,767
PT Pakuwon Jati Tbk	6,725,200	240,441
Total		2,059,604
Ireland 0.8%
Amarin Corp. PLC, ADR(b)	50,627	129,099
ICON PLC(b)	9,411	1,309,635
Ingersoll-Rand PLC	32,665	3,217,829
Total		4,656,563
Common Stocks (continued)
Issuer	Shares	Value ($)
Israel 0.5%
Bank Hapoalim BM	293,713	2,075,555
Bezeq Israeli Telecommunication Corp., Ltd. (The)	1,052,104	1,114,218
Total		3,189,773
Italy 0.4%
Esprinet SpA	116,073	525,275
Recordati SpA	48,401	1,809,994
Total		2,335,269
Japan 5.4%
Amano Corp.	62,700	1,289,830
BayCurrent Consulting, Inc.	44,900	1,321,705
CYBERDYNE, Inc.(b)	16,700	196,842
Digital Arts, Inc.	36,000	1,725,580
Elecom Co., Ltd.	33,200	789,273
Hitachi Capital Corp.	42,300	1,130,357
Hoya Corp.	17,300	1,041,023
Invincible Investment Corp.	2,672	1,179,692
ITOCHU Corp.	131,600	2,336,742
Koito Manufacturing Co., Ltd.	12,500	805,188
Matsumotokiyoshi Holdings Co., Ltd.	46,000	1,994,958
Miraca Holdings, Inc.	31,200	906,740
Nihon M&A Center, Inc.	89,800	2,396,310
Nippon Telegraph & Telephone Corp.	46,100	2,132,289
ORIX Corp.	111,700	1,809,260
Shionogi & Co., Ltd.	17,000	927,904
SoftBank Group Corp.	21,900	1,829,137
Sony Corp.	42,700	2,294,990
Starts Corp., Inc.	30,600	709,688
Subaru Corp.	26,700	780,319
Sumitomo Mitsui Financial Group, Inc.	63,700	2,528,109
Takuma Co., Ltd.	142,500	1,746,817
Toyota Motor Corp.	15,800	1,038,551
Total		32,911,304
Liberia 0.4%
Royal Caribbean Cruises Ltd.	20,994	2,367,283
Malta 0.0%
BGP Holdings PLC(b),(c),(d)	581,000	1

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Global Opportunities Fund | Annual Report 2018	9

Portfolio of Investments  (continued)
July 31, 2018
Common Stocks (continued)
Issuer	Shares	Value ($)
Marshall Islands 0.0%
Genco Shipping & Trading Ltd.(b)	1,700	25,245
Mexico 0.1%
Grupo Financiero Banorte SAB de CV, Class O	90,500	631,245
Mexichem SAB de CV	15,800	55,290
Total		686,535
Netherlands 1.3%
ASR Nederland NV	42,729	1,913,665
ING Groep NV	90,402	1,385,033
Koninklijke Ahold Delhaize NV	96,332	2,450,610
Signify NV	76,898	2,132,918
uniQure NV(b)	2,600	80,314
Total		7,962,540
Norway 0.3%
BW LPG Ltd.	287,589	1,304,202
Kongsberg Automotive ASA(b)	433,745	505,180
Total		1,809,382
Panama 0.0%
Copa Holdings SA, Class A	1,136	110,578
Peru 0.1%
Credicorp Ltd.	1,892	432,833
Philippines 0.1%
Security Bank Corp.	90,480	345,853
Poland 0.1%
KRUK SA	8,334	495,748
Portugal 0.0%
Banco Espirito Santo SA, Registered Shares(b),(c),(d)	641,287	22,497
Russian Federation 0.6%
Detsky Mir PJSC	171,772	246,906
Mail.ru Group Ltd., GDR(b),(e)	11,241	304,631
Sberbank of Russia PJSC, ADR	135,281	1,906,109
TCS Group Holding PLC, GDR(e)	20,300	434,420
X5 Retail Group NV GDR, Registered Shares	8,669	232,329
Yandex NV, Class A(b)	20,962	753,794
Total		3,878,189
Common Stocks (continued)
Issuer	Shares	Value ($)
South Africa 0.5%
AVI Ltd.	48,182	400,678
Capitec Bank Holdings Ltd.	3,570	257,981
FirstRand Ltd.	56,252	295,924
Naspers Ltd., Class N	8,648	2,129,243
Sasol Ltd.	7,315	287,878
Total		3,371,704
South Korea 1.5%
Cafe24 Corp.(b)	1,454	208,643
GS Home Shopping, Inc.	3,224	573,763
Hyundai Home Shopping Network Corp.	7,343	722,510
KB Financial Group, Inc.	12,947	622,278
NAVER Corp.	660	423,452
Samsung Electronics Co., Ltd.	100,191	4,158,954
SK Hynix, Inc.	18,366	1,419,516
Youngone Corp.	46,320	1,251,261
Total		9,380,377
Spain 1.0%
ACS Actividades de Construccion y Servicios SA	58,224	2,554,520
Endesa SA	75,118	1,737,460
Tecnicas Reunidas SA	51,730	1,748,175
Total		6,040,155
Sweden 0.5%
Granges AB	97,131	1,216,216
Hemfosa Fastigheter AB	154,620	2,122,454
Total		3,338,670
Switzerland 0.9%
Autoneum Holding AG	4,406	1,008,332
Nestlé SA, Registered Shares	11,349	924,975
Roche Holding AG, Genusschein Shares	14,074	3,454,715
Total		5,388,022
Taiwan 0.5%
Cathay Financial Holding Co., Ltd.	271,000	467,366
eMemory Technology, Inc.	15,000	161,563
MediaTek, Inc.	31,000	257,816
Silergy Corp.	12,000	276,015
Taiwan Semiconductor Manufacturing Co., Ltd.	202,530	1,619,372
Total		2,782,132

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Global Opportunities Fund | Annual Report 2018

Portfolio of Investments  (continued)
July 31, 2018
Common Stocks (continued)
Issuer	Shares	Value ($)
Thailand 0.2%
Mega Lifesciences PCL, Foreign Registered Shares	145,800	178,890
Muangthai Leasing PCL, Foreign Registered Shares	620,700	752,857
PTG Energy PCL, Foreign Registered Shares	365,386	164,888
Tisco Financial Group PCL	71,400	167,574
Total		1,264,209
United Kingdom 4.3%
Adaptimmune Therapeutics PLC, ADR(b)	3,300	32,274
British American Tobacco PLC	49,924	2,752,820
BT Group PLC	329,104	1,008,639
Crest Nicholson Holdings PLC	177,656	887,958
DCC PLC	24,923	2,306,243
Greene King PLC	168,614	1,139,326
GW Pharmaceuticals PLC, ADR(b)	1,311	177,077
Inchcape PLC	140,949	1,305,193
John Wood Group PLC	212,885	1,815,685
Just Group PLC	492,517	700,108
Legal & General Group PLC	625,178	2,155,656
Liberty Global PLC, Class C(b)	61,547	1,670,386
Nightstar Therapeutics PLC, ADR(b)	17,175	303,826
Rowan Companies PLC, Class A(b)	9,300	134,664
Royal Dutch Shell PLC, Class B	133,102	4,667,190
Shire PLC	48,749	2,784,008
Signet Jewelers Ltd.	2,775	160,228
TP ICAP PLC	320,419	1,177,584
WPP PLC	50,637	792,246
Total		25,971,111
United States 31.1%
Abercrombie & Fitch Co., Class A	5,700	135,033
Abraxas Petroleum Corp.(b)	5,700	14,820
ACADIA Pharmaceuticals, Inc.(b)	9,886	149,180
ACCO Brands Corp.	9,600	122,880
Adtalem Global Education, Inc.(b)	3,275	178,651
Aerie Pharmaceuticals, Inc.(b)	4,546	307,082
Aflac, Inc.	52,570	2,446,608
AG Mortgage Investment Trust, Inc.	1,100	21,483
Alder Biopharmaceuticals, Inc.(b)	6,767	128,235
Alexion Pharmaceuticals, Inc.(b)	15,335	2,038,942
Common Stocks (continued)
Issuer	Shares	Value ($)
Alphabet, Inc., Class A(b)	2,244	2,753,882
Alphabet, Inc., Class C(b)	4,130	5,027,284
Altisource Portfolio Solutions SA(b)	400	13,324
Amazon.com, Inc.(b)	4,122	7,326,608
Ameren Corp.	39,114	2,427,415
American Eagle Outfitters, Inc.	5,300	133,454
American Electric Power Co., Inc.	41,165	2,928,478
American Equity Investment Life Holding Co.	4,825	172,397
American Public Education, Inc.(b)	425	18,743
American Tower Corp.	16,685	2,473,384
Amkor Technology, Inc.(b)	13,010	112,927
Angiodynamics, Inc.(b)	3,000	63,420
ANI Pharmaceuticals, Inc.(b)	1,255	84,022
Apple, Inc.	45,878	8,730,125
Applied Industrial Technologies, Inc.	2,230	166,469
Applied Materials, Inc.	44,668	2,172,205
Arbor Realty Trust, Inc.	1,500	17,055
ArcBest Corp.	3,190	148,494
Arch Coal, Inc.	170	14,380
Armada Hoffler Properties, Inc.	2,200	33,220
Artisan Partners Asset Management, Inc., Class A	1,400	48,230
Asbury Automotive Group, Inc.(b)	660	46,398
Ascent Resources, Class B(b),(c),(d)	195,286	43,744
Atara Biotherapeutics, Inc.(b)	2,500	93,875
Atkore International Group, Inc.(b)	6,050	143,143
ATN International, Inc.	200	12,776
Avis Budget Group, Inc.(b)	3,450	120,232
AVX Corp.	1,650	34,287
BancFirst Corp.	1,000	62,100
Bancorp, Inc. (The)(b)	11,400	110,694
Bank of America Corp.	144,377	4,458,362
Benchmark Electronics, Inc.	4,300	104,060
Berkshire Hathaway, Inc., Class B(b)	25,558	5,057,161
Biogen, Inc.(b)	4,704	1,572,876
BioMarin Pharmaceutical, Inc.(b)	13,227	1,330,107
BlackRock, Inc.	5,611	2,820,986
Bloomin’ Brands, Inc.	2,850	55,119
bluebird bio, Inc.(b)	770	119,273
Blueprint Medicines Corp.(b)	800	47,632

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Global Opportunities Fund | Annual Report 2018	11

Portfolio of Investments  (continued)
July 31, 2018
Common Stocks (continued)
Issuer	Shares	Value ($)
Boingo Wireless, Inc.(b)	5,200	120,172
Boise Cascade Co.	3,300	142,725
Booz Allen Hamilton Holdings Corp.	37,706	1,782,363
Boston Beer Co., Inc. (The), Class A(b)	465	127,852
Brady Corp., Class A	1,200	45,900
Brinker International, Inc.	3,200	150,944
Bristol-Myers Squibb Co.	26,638	1,564,982
Broadcom, Inc.	21,167	4,694,206
CACI International, Inc., Class A(b)	400	70,080
CalAmp Corp.(b)	6,000	136,560
California Resources Corp.(b)	975	35,500
Cass Information Systems, Inc.	275	18,521
Cathay General Bancorp	3,600	149,724
Chatham Lodging Trust	1,150	24,771
Chesapeake Lodging Trust	3,300	105,666
Chesapeake Utilities Corp.	1,460	122,421
Chevron Corp.	34,480	4,353,790
Cirrus Logic, Inc.(b)	1,225	52,994
Cisco Systems, Inc.	87,192	3,687,350
City Holding Co.	300	24,144
Clovis Oncology, Inc.(b)	750	33,105
CNO Financial Group, Inc.	7,450	151,607
Cohen & Steers, Inc.	2,400	100,536
Comcast Corp., Class A	92,305	3,302,673
Comfort Systems U.S.A., Inc.	1,100	61,105
Comtech Telecommunications Corp.	4,375	147,000
Continental Building Product(b)	4,795	152,960
CorEnergy Infrastructure Trust, Inc.	3,418	129,987
Cousins Properties, Inc.	4,000	37,280
Cracker Barrel Old Country Store, Inc.	730	106,941
CSG Systems International, Inc.	400	16,268
Curo Group Holdings Corp.(b)	600	15,618
Customers Bancorp, Inc.(b)	4,390	111,813
CVR Energy, Inc.	3,525	138,497
Dana, Inc.	1,925	41,099
Deckers Outdoor Corp.(b)	1,560	176,015
Deluxe Corp.	1,110	65,412
Diamond Offshore Drilling, Inc.(b)	6,650	127,680
DiamondRock Hospitality Co.	9,200	109,664
Common Stocks (continued)
Issuer	Shares	Value ($)
Diodes, Inc.(b)	4,190	155,700
DISH Network Corp., Class A(b)	30,119	950,556
DowDuPont, Inc.	47,232	3,248,145
Dynavax Technologies Corp.(b)	2,980	40,230
Eagle Bancorp, Inc.(b)	1,350	72,968
EastGroup Properties, Inc.	990	94,367
Eastman Chemical Co.	22,821	2,364,712
El Paso Electric Co.	2,250	140,175
Electronic Arts, Inc.(b)	14,110	1,816,662
EMCOR Group, Inc.	2,200	169,290
Enanta Pharmaceuticals, Inc.(b)	285	27,793
Encore Capital Group, Inc.(b)	1,975	71,298
Endurance International Group Holdings Inc(b)	4,900	40,180
Enova International, Inc.(b)	3,700	114,700
Enterprise Financial Services Corp.	2,400	135,000
Entravision Communications Corp., Class A	26,300	127,555
EOG Resources, Inc.	19,909	2,567,066
Equity LifeStyle Properties, Inc.	26,339	2,396,586
Essent Group Ltd.(b)	4,375	168,000
Etsy, Inc.(b)	3,575	146,074
Exterran Corp.(b)	1,600	44,352
Facebook, Inc., Class A(b)	29,159	5,032,260
Federal Agricultural Mortgage Corp.	1,520	143,321
Federal Signal Corp.	2,250	53,438
First Bancorp	450	18,639
First BanCorp(b)	17,600	144,672
First Financial Bancorp	900	27,315
First Merchants Corp.	2,800	132,160
FleetCor Technologies, Inc.(b)	9,633	2,090,361
Flex Pharma, Inc.(b)	34,487	28,748
Formfactor, Inc.(b)	1,600	20,720
Forward Air Corp.	1,075	68,693
Gannett Co., Inc.	12,300	130,011
Generac Holdings, Inc.(b)	3,125	167,969
General Motors Co.	60,477	2,292,683
Global Blood Therapeutics, Inc.(b)	1,225	51,205
Global Brass & Copper Holdings, Inc.	2,785	91,766
Gorman-Rupp Co.	975	36,894
Green Dot Corp., Class A(b)	2,270	180,056

The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Global Opportunities Fund | Annual Report 2018

Portfolio of Investments  (continued)
July 31, 2018
Common Stocks (continued)
Issuer	Shares	Value ($)
Haemonetics Corp.(b)	1,990	194,304
Hancock Whitney Corp.	3,200	160,800
Harsco Corp.(b)	5,600	141,960
HFF, Inc., Class A	2,725	122,652
Hibbett Sports, Inc.(b)	5,200	119,340
Hillenbrand, Inc.	3,200	160,640
Home Depot, Inc. (The)	19,441	3,839,986
Honeywell International, Inc.	20,146	3,216,309
Hope Bancorp, Inc.	8,100	135,918
Houlihan Lokey, Inc.	1,275	62,679
Humana, Inc.	10,512	3,302,660
Hyster-Yale Materials Handling, Inc.	205	13,481
ICF International, Inc.	950	69,968
IDACORP, Inc.	1,120	105,549
Immersion Corp.(b)	1,400	19,656
Immunomedics, Inc.(b)	6,700	160,331
Imperva, Inc.(b)	2,975	137,594
InfraREIT, Inc.	1,250	26,188
Ingles Markets, Inc., Class A	1,100	32,725
Insmed, Inc.(b)	15,995	397,796
Integer Holdings Corp.(b)	2,340	167,193
InterDigital, Inc.	1,820	150,059
International Bancshares Corp.	2,635	117,126
Invesco Mortgage Capital, Inc.	5,850	97,051
Investors Real Estate Trust	9,200	50,416
ION Geophysical Corp.(b)	700	17,920
j2 Global, Inc.	1,870	158,651
John B. Sanfilippo & Son, Inc.	1,820	139,903
Johnson & Johnson	43,321	5,740,899
JPMorgan Chase & Co.	51,343	5,901,878
Kadant, Inc.	1,120	108,192
Kaman Corp.	2,105	139,393
KBR, Inc.	4,900	97,902
KEMET Corp.(b)	5,750	149,442
Keryx Biopharmaceuticals, Inc.(b)	7,440	31,546
Kforce, Inc.	3,750	141,750
Korn/Ferry International	1,000	65,980
Kronos Worldwide, Inc.	3,950	89,823
L3 Technologies, Inc.	11,956	2,563,845
Common Stocks (continued)
Issuer	Shares	Value ($)
Ladder Capital Corp., Class A	8,500	135,915
Lannett Co., Inc.(b)	10,100	128,775
Lantheus Holdings, Inc.(b)	890	12,861
La-Z-Boy, Inc.	1,250	38,125
LeMaitre Vascular, Inc.	3,250	117,000
Lockheed Martin Corp.	9,268	3,022,295
Louisiana-Pacific Corp.	6,000	161,520
Loxo Oncology, Inc.(b)	725	121,503
Luminex Corp.	2,075	70,260
Luxoft Holding, Inc.(b)	4,183	158,954
Magellan Health, Inc.(b)	1,600	116,400
Marcus & Millichap, Inc.(b)	750	30,158
MasterCard, Inc., Class A	17,077	3,381,246
Materion Corp.	2,585	162,079
Matrix Service Co.(b)	2,150	42,893
MAXIMUS, Inc.	2,625	170,126
Medifast, Inc.	110	18,885
Medpace Holdings, Inc.(b)	3,150	193,315
Merchants Bancorp	1,350	33,089
Meritor, Inc.(b)	850	17,510
Methode Electronics, Inc.	300	11,775
Metropolitan Bank Holding Corp.(b)	350	17,199
MGIC Investment Corp.(b)	14,985	187,013
Microsoft Corp.	77,350	8,205,288
MicroStrategy, Inc., Class A(b)	1,010	131,451
Milacron Holdings Corp.(b)	4,650	96,952
Modine Manufacturing Co.(b)	3,200	55,840
Morgan Stanley	62,632	3,166,674
Movado Group, Inc.	3,065	152,637
National CineMedia, Inc.	9,400	77,644
National Health Investors, Inc.	2,160	161,654
NCI Building Systems, Inc.(b)	8,150	129,992
Nelnet, Inc., Class A	2,270	133,431
NeoGenomics, Inc.(b)	1,800	25,200
NETGEAR, Inc.(b)	625	41,156
Netscout Systems, Inc.(b)	5,300	142,040
Norfolk Southern Corp.	17,776	3,004,144
NVIDIA Corp.	7,858	1,924,110
Odonate Therapeutics, Inc.(b)	2,200	43,494

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Global Opportunities Fund | Annual Report 2018	13

Portfolio of Investments  (continued)
July 31, 2018
Common Stocks (continued)
Issuer	Shares	Value ($)
OFG Bancorp	8,800	146,520
OncoMed Pharmaceuticals, Inc.(b)	7,600	15,884
OneSpan, Inc.(b)	2,800	45,640
Ormat Technologies, Inc.	2,825	153,256
Ovid Therapeutics, Inc.(b)	5,260	52,495
Par Pacific Holdings, Inc.(b)	5,900	103,309
Patterson-UTI Energy, Inc.	94,226	1,620,687
Paylocity Holding Corp.(b)	1,800	104,400
Peabody Energy Corp.	1,475	62,673
Pebblebrook Hotel Trust	4,025	155,164
Penn National Gaming, Inc.(b)	3,150	100,957
PepsiCo, Inc.	25,551	2,938,365
Pfizer, Inc.	126,759	5,061,487
Phibro Animal Health Corp., Class A	2,025	96,997
Philip Morris International, Inc.	33,591	2,898,903
PNM Resources, Inc.	300	11,805
Portland General Electric Co.	3,230	146,513
Preferred Bank	2,085	129,770
Primoris Services Corp.	4,400	118,844
Profire Energy, Inc.(b)	10,100	35,148
Progress Software Corp.	3,700	136,123
Providence Service Corp. (The)(b)	1,810	126,845
PS Business Parks, Inc.	1,201	153,452
Puma Biotechnology, Inc.(b)	6,278	302,286
Quad/Graphics, Inc.	6,100	125,416
Quotient Ltd.(b)	86,205	650,848
Radian Group, Inc.	9,550	182,882
RadNet, Inc.(b)	4,200	56,280
RBC Bearings, Inc.(b)	590	85,774
Restoration Hardware Holdings, Inc.(b)	1,150	156,239
REX American Resources Corp.(b)	537	41,349
Rexnord Corp.(b)	5,200	157,248
Ryman Hospitality Properties, Inc.	360	30,604
S&T Bancorp, Inc.	3,200	143,232
Sage Therapeutics, Inc.(b)	2,085	300,907
Saia, Inc.(b)	990	74,597
Sanderson Farms, Inc.	645	65,035
Sarepta Therapeutics(b)	725	84,274
Schnitzer Steel Industries, Inc., Class A	3,825	126,034
Common Stocks (continued)
Issuer	Shares	Value ($)
SEACOR Holdings, Inc.(b)	300	15,831
Simmons First National Corp., Class A	1,350	40,230
SJW Corp.	1,725	111,573
Sotheby’s (b)	2,550	135,430
Southwestern Energy Co.(b)	6,100	31,354
SP Plus Corp.(b)	2,850	111,150
Spark Therapeutics, Inc.(b)	3,234	248,112
SpartanNash Co.	3,800	91,048
SPX FLOW, Inc.(b)	2,075	98,604
Stamps.com, Inc.(b)	695	181,395
Sturm Ruger & Co., Inc.	2,225	120,595
Sunstone Hotel Investors, Inc.	9,750	158,632
Supernus Pharmaceuticals, Inc.(b)	1,430	75,718
SUPERVALU, Inc.(b)	2,483	80,251
SurModics, Inc.(b)	1,850	108,780
Synaptics, Inc.(b)	3,125	156,594
Syntel, Inc.(b)	3,975	161,345
Tailored Brands, Inc.	6,200	124,992
Tech Data Corp.(b)	1,310	109,267
Teekay Tankers Ltd., Class A	431,335	409,121
Tenet Healthcare Corp.(b)	4,200	158,046
Tenneco, Inc.	3,175	146,367
TESARO, Inc.(b)	9,954	346,698
Tier REIT, Inc.	3,450	82,006
Tilly’s, Inc.	2,400	37,200
Tivity Health, Inc.(b)	3,850	129,745
TRI Pointe Group, Inc.(b)	3,100	43,927
Trinseo SA	2,140	159,858
Triple-S Management Corp., Class B(b)	3,775	134,050
TriState Capital Holdings, Inc.(b)	650	19,110
TTEC Holdings, Inc.	1,575	50,636
TTM Technologies, Inc.(b)	2,900	50,344
Tyson Foods, Inc., Class A	31,771	1,831,598
UMB Financial Corp.	850	61,107
United Natural Foods, Inc.(b)	1,175	37,835
Universal Display Corp.	3,024	291,211
Universal Insurance Holdings, Inc.	3,238	143,767
USA Truck, Inc.(b)	750	16,365
Usana Health Sciences, Inc.(b)	1,155	152,749

The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Global Opportunities Fund | Annual Report 2018

Portfolio of Investments  (continued)
July 31, 2018
Common Stocks (continued)
Issuer	Shares	Value ($)
Verso Corp., Class A(b)	6,500	135,655
Vertex Pharmaceuticals, Inc.(b)	9,132	1,598,557
Vishay Intertechnology, Inc.	6,900	172,500
W&T Offshore, Inc.(b)	17,700	122,838
Waddell & Reed Financial, Inc., Class A	6,400	132,544
Walker & Dunlop, Inc.	530	31,408
Walmart, Inc.	38,349	3,421,881
Warrior Met Coal, Inc.	4,875	126,116
Washington Prime Group, Inc.	3,600	28,908
Watts Water Technologies, Inc., Class A	240	20,532
Weight Watchers International, Inc.(b)	1,505	134,743
Winnebago Industries, Inc.	2,875	114,712
World Wrestling Entertainment, Inc., Class A	1,225	96,910
Xcerra Corp.(b)	1,437	20,463
Xenia Hotels & Resorts, Inc.	6,700	163,413
XO Group, Inc.(b)	1,250	35,225
Yelp, Inc.(b)	4,075	150,286
Zagg, Inc.(b)	7,300	108,770
Total		188,945,952
Total Common Stocks (Cost $308,874,634)		371,119,850

Exchange-Traded Funds 0.8%
	Shares	Value ($)
United States 0.8%
iShares MSCI Canada ETF	156,328	4,566,341
Total Exchange-Traded Funds (Cost $3,826,909)		4,566,341

Fixed-Income Funds 1.8%

United States 1.8%
Columbia Mortgage Opportunities Fund, Institutional 3 Class(a)	1,120,947	11,119,798
Total Fixed-Income Funds (Cost $11,173,740)		11,119,798
Foreign Government Obligations(f),(g) 9.2%
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Austria 1.4%
Republic of Austria Government Bond(e)
11/22/2022	3.400%	EUR	5,021,000	6,787,177
10/20/2023	1.750%	EUR	1,100,000	1,406,128
03/15/2037	4.150%	EUR	289,000	512,160
Total				8,705,465
Belgium 1.1%
Kingdom of Belgium Government Bond(e)
06/22/2024	2.600%	EUR	2,836,000	3,796,991
06/22/2027	0.800%	EUR	2,095,000	2,490,354
03/28/2041	4.250%	EUR	250,000	448,554
Total				6,735,899
France 0.3%
French Republic Government Bond OAT(e)
05/25/2045	3.250%	EUR	1,150,000	1,866,214
Italy 0.4%
Italy Buoni Poliennali Del Tesoro(e)
09/01/2044	4.750%	EUR	1,752,000	2,482,960
Japan 2.1%
Japan Government 20-Year Bond
09/20/2026	2.200%	JPY	35,000,000	369,501
12/20/2027	2.100%	JPY	374,800,000	3,999,850
12/20/2035	1.000%	JPY	55,000,000	538,724
Japan Government 30-Year Bond
03/20/2033	1.100%	JPY	92,000,000	918,651
03/20/2047	0.800%	JPY	645,050,000	5,892,405
03/20/2048	0.800%	JPY	47,450,000	432,121
06/20/2048	0.700%	JPY	61,650,000	545,292
Total				12,696,544
Netherlands 0.3%
Netherlands Government Bond(e)
07/15/2027	0.750%	EUR	1,644,000	1,977,081
New Zealand 0.7%
New Zealand Government Bond(e)
04/15/2027	4.500%	NZD	5,000,000	3,905,647
Norway 1.2%
Norway Government Bond(e)
05/24/2023	2.000%	NOK	26,467,000	3,318,423
03/14/2024	3.000%	NOK	30,461,000	4,015,404
Total				7,333,827
South Africa 0.7%
Republic of South Africa Government Bond
12/21/2026	10.500%	ZAR	47,000,000	3,973,582

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Global Opportunities Fund | Annual Report 2018	15

Portfolio of Investments  (continued)
July 31, 2018
Foreign Government Obligations(f),(g) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Spain 0.6%
Spain Government Bond(e)
07/30/2030	1.950%	EUR	1,891,000	2,294,478
07/30/2040	4.900%	EUR	855,000	1,477,021
Total				3,771,499
United Kingdom 0.4%
United Kingdom Gilt(e)
01/22/2044	3.250%	GBP	1,390,297	2,365,603
Total Foreign Government Obligations (Cost $55,178,746)				55,814,321

Preferred Stocks 0.0%
Issuer	Shares	Value ($)
Brazil 0.0%
Azul SA(b)	43,800	280,074
Total Preferred Stocks (Cost $426,856)		280,074

Residential Mortgage-Backed Securities - Agency 2.8%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
United States 2.8%
Federal National Mortgage Association(h)
08/16/2033 - 08/13/2048	3.000%	6,250,000	6,050,918
08/13/2048	3.500%	2,000,000	1,981,608
08/13/2048	4.000%	2,000,000	2,031,562
08/13/2048	4.500%	2,000,000	2,074,531
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
08/13/2048	5.000%	1,000,000	1,056,289
Government National Mortgage Association(h)
08/21/2048	3.500%	3,000,000	3,001,289
08/21/2048	4.000%	1,000,000	1,022,344
Total			17,218,541
Total Residential Mortgage-Backed Securities - Agency (Cost $17,277,891)			17,218,541

Options Purchased Calls 0.0%
Value ($)
(Cost $58,170)	44,460

Money Market Funds 17.5%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 2.035%(a),(i)	106,083,632	106,073,023
Total Money Market Funds (Cost $106,078,819)		106,073,023
Total Investments in Securities (Cost $545,393,709)		608,709,195
Other Assets & Liabilities, Net		(1,445,591)
Net Assets		$607,263,604

At July 31, 2018, securities and/or cash totaling $8,091,991 were pledged as collateral.
Investments in derivatives
Forward foreign currency exchange contracts
Currency to be sold	Currency to be purchased	Counterparty	Settlement date	Unrealized appreciation ($)	Unrealized depreciation ($)
1,788,794 USD	2,002,000,000 KRW	Citi	08/16/2018	5,293	—
1,050,533,000 JPY	9,480,759 USD	HSBC	08/16/2018	76,148	—
60,933,000 JPY	545,477 USD	HSBC	08/16/2018	—	(9)
60,077,197 NOK	7,344,850 USD	HSBC	08/16/2018	—	(25,175)
4,023,000 NZD	2,693,785 USD	HSBC	08/16/2018	—	(48,217)
34,383,717 USD	3,801,842,000 JPY	HSBC	08/16/2018	—	(348,765)
425,519 USD	8,614,000 MXN	HSBC	08/16/2018	35,498	—
12,084,034 USD	17,901,000 NZD	HSBC	08/16/2018	116,955	—
320,848 USD	2,876,000 SEK	HSBC	08/16/2018	6,605	—
12,273,000 CHF	12,372,225 USD	Morgan Stanley	08/16/2018	—	(38,154)
10,000 EUR	11,714 USD	Morgan Stanley	08/16/2018	7	—
15,386,808 USD	21,020,000 AUD	Morgan Stanley	08/16/2018	231,274	—
10,890,684 USD	14,375,000 CAD	Morgan Stanley	08/16/2018	162,718	—
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Global Opportunities Fund | Annual Report 2018

Portfolio of Investments  (continued)
July 31, 2018
Forward foreign currency exchange contracts (continued)
Currency to be sold	Currency to be purchased	Counterparty	Settlement date	Unrealized appreciation ($)	Unrealized depreciation ($)
9,317,164 USD	9,242,000 CHF	Morgan Stanley	08/16/2018	28,288	—
548,592 USD	3,511,000 DKK	Morgan Stanley	08/16/2018	3,012	—
49,057,330 USD	42,149,818 EUR	Morgan Stanley	08/16/2018	285,232	—
1,159,981 USD	985,000 EUR	Morgan Stanley	08/16/2018	—	(6,894)
9,162,483 USD	6,970,000 GBP	Morgan Stanley	08/16/2018	—	(8,318)
52,487,000 ZAR	3,895,051 USD	Morgan Stanley	08/16/2018	—	(83,201)
3,867,000 CAD	2,938,577 USD	State Street	09/12/2018	—	(36,273)
1,454,000 GBP	1,903,530 USD	State Street	09/12/2018	—	(8,321)
9,550,000 ILS	2,636,399 USD	State Street	09/12/2018	28,404	—
246,589,000 JPY	2,191,789 USD	State Street	09/12/2018	—	(19,860)
3,972,112,000 KRW	3,513,060 USD	State Street	09/12/2018	—	(57,269)
5,978,000 NOK	733,470 USD	State Street	09/12/2018	—	(690)
7,344,372 USD	9,927,000 AUD	State Street	09/12/2018	32,293	—
1,462,553 USD	1,455,000 CHF	State Street	09/12/2018	12,171	—
1,755,806 USD	2,395,000 SGD	State Street	09/12/2018	4,807	—
Total				1,028,705	(681,146)

Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
Australian 10-Year Bond	55	09/2018	AUD	7,106,485	80,945	—
Euro-BTP	8	09/2018	EUR	1,042,066	2,827	—
Euro-Bund	367	09/2018	EUR	59,678,986	—	(539,081)
Euro-Buxl 30-Year	2	09/2018	EUR	352,745	—	(5,725)
Euro-OAT	13	09/2018	EUR	2,040,443	5,715	—
FTSE 100 Index	122	09/2018	GBP	9,397,660	158,536	—
Hang Seng Index	33	08/2018	HKD	46,909,500	—	(59,848)
Japanese 10-Year Government Bond	26	09/2018	JPY	3,927,554,672	—	(47,623)
Russell 2000 E-mini	2	09/2018	USD	167,240	—	(2,027)
S&P/TSE 60 Index	39	09/2018	CAD	7,631,520	153,155	—
U.S. Treasury 10-Year Note	91	09/2018	USD	10,934,640	14,236	—
U.S. Treasury 5-Year Note	426	09/2018	USD	48,353,505	22,488	—
U.S. Treasury Ultra 10-Year Note	54	09/2018	USD	6,962,953	39,126	—
U.S. Ultra Bond	170	09/2018	USD	26,924,653	28,920	—
Total					505,948	(654,304)

Short futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
Canadian Government 10-Year Bond	(15)	09/2018	CAD	(2,031,690)	2,733	—
EURO STOXX 50	(583)	09/2018	EUR	(20,550,750)	—	(545,201)
MSCI EAFE Index	(276)	09/2018	USD	(27,659,340)	97,177	—
MSCI Emerging Markets Index	(218)	09/2018	USD	(11,949,670)	418,056	—
Russell 2000 E-mini	(24)	09/2018	USD	(2,006,880)	2,293	—
S&P 500 E-mini	(157)	09/2018	USD	(22,114,235)	—	(323,809)
U.S. Treasury 10-Year Note	(306)	09/2018	USD	(36,769,229)	—	(43,224)
U.S. Treasury 2-Year Note	(17)	09/2018	USD	(3,603,895)	7,141	—
U.S. Ultra Bond	(56)	09/2018	USD	(8,869,297)	—	(135,743)
Total					527,400	(1,047,977)

Call option contracts purchased
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Cost ($)	Value ($)
CBOE Volatility Index	Deutsche Bank	USD	316,901	247	13.00	08/22/2018	58,170	44,460

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Global Opportunities Fund | Annual Report 2018	17

Portfolio of Investments  (continued)
July 31, 2018
Cleared credit default swap contracts - sell protection
Reference entity	Counterparty	Maturity date	Receive fixed rate (%)	Payment frequency	Implied credit spread (%)*	Notional currency	Notional amount	Value ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Markit CDX North America Investment Grade Index, Series 30	Morgan Stanley	06/20/2023	1.000	Quarterly	0.583	USD	11,012,000	29,674	—	—	29,674	—
Markit iTraxx Europe Main Index, Series 29	Morgan Stanley	06/20/2023	1.000	Quarterly	0.605	EUR	3,000,000	(7,181)	—	—	—	(7,181)
Total								22,493	—	—	29,674	(7,181)
*	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
Notes to Portfolio of Investments
(a)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended July 31, 2018 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Capital gain distributions — affiliated issuers ($)	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Commodity Strategy Fund, Institutional 3 Class
	3,441,586	2,275,495	—	5,717,081	—	—	468,080	52,338	31,844,140
Columbia Diversified Absolute Return Fund, Institutional 3 Class
	1,128,306	—	—	1,128,306	—	—	(214,378)	—	10,628,647
Columbia Mortgage Opportunities Fund, Institutional 3 Class
	1,038,948	81,999	—	1,120,947	352,808	—	(55,547)	443,448	11,119,798
Columbia Short-Term Cash Fund, 2.035%
	155,847,683	239,931,096	(289,695,147)	106,083,632	—	3,086	(10,162)	1,891,845	106,073,023
Total					352,808	3,086	187,993	2,387,631	159,665,608

(b)	Non-income producing investment.
(c)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At July 31, 2018, the value of these securities amounted to $66,242, which represents 0.01% of net assets.
(d)	Valuation based on significant unobservable inputs.
(e)	Represents privately placed and other securities and instruments exempt from SEC registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund’s Board of Trustees. At July 31, 2018, the value of these securities amounted to $39,883,246, which represents 6.57% of net assets.
(f)	Principal amounts are denominated in United States Dollars unless otherwise noted.
(g)	Principal and interest may not be guaranteed by the government.
(h)	Represents a security purchased on a when-issued basis.
(i)	The rate shown is the seven-day current annualized yield at July 31, 2018.
Abbreviation Legend
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Global Opportunities Fund | Annual Report 2018

Portfolio of Investments  (continued)
July 31, 2018
Currency Legend
AUD	Australian Dollar
CAD	Canada Dollar
CHF	Swiss Franc
DKK	Danish Krone
EUR	Euro
GBP	British Pound
HKD	Hong Kong Dollar
ILS	New Israeli Sheqel
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
SEK	Swedish Krona
SGD	Singapore Dollar
USD	US Dollar
ZAR	South African Rand
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements – Security valuation.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Global Opportunities Fund | Annual Report 2018	19

Portfolio of Investments  (continued)
July 31, 2018
Fair value measurements  (continued)
additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The following table is a summary of the inputs used to value the Fund’s investments at July 31, 2018:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments in Securities
Alternative Strategies Funds	42,472,787	—	—	—	42,472,787
Common Stocks
Argentina	982,144	—	—	—	982,144
Australia	—	1,907,345	—	—	1,907,345
Bermuda	66,930	—	—	—	66,930
Brazil	4,815,374	—	—	—	4,815,374
Canada	8,586,849	—	—	—	8,586,849
China	5,711,301	11,665,730	—	—	17,377,031
Denmark	—	2,063,802	—	—	2,063,802
Finland	—	2,283,845	—	—	2,283,845
France	169,554	12,976,924	—	—	13,146,478
Germany	—	4,127,391	—	—	4,127,391
Hong Kong	113,836	2,209,581	—	—	2,323,417
India	466,993	3,200,722	—	—	3,667,715
Indonesia	—	2,059,604	—	—	2,059,604
Ireland	4,656,563	—	—	—	4,656,563
Israel	—	3,189,773	—	—	3,189,773
Italy	—	2,335,269	—	—	2,335,269
Japan	—	32,911,304	—	—	32,911,304
Liberia	2,367,283	—	—	—	2,367,283
Malta	—	—	1	—	1
Marshall Islands	25,245	—	—	—	25,245
Mexico	686,535	—	—	—	686,535
Netherlands	80,314	7,882,226	—	—	7,962,540
Norway	—	1,809,382	—	—	1,809,382
Panama	110,578	—	—	—	110,578
Peru	432,833	—	—	—	432,833
Philippines	—	345,853	—	—	345,853
Poland	—	495,748	—	—	495,748
Portugal	—	—	22,497	—	22,497
Russian Federation	753,794	3,124,395	—	—	3,878,189
South Africa	—	3,371,704	—	—	3,371,704
South Korea	—	9,380,377	—	—	9,380,377
Spain	—	6,040,155	—	—	6,040,155
Sweden	—	3,338,670	—	—	3,338,670
Switzerland	—	5,388,022	—	—	5,388,022
Taiwan	—	2,782,132	—	—	2,782,132
Thailand	—	1,264,209	—	—	1,264,209
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Global Opportunities Fund | Annual Report 2018

Portfolio of Investments  (continued)
July 31, 2018
Fair value measurements  (continued)
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
United Kingdom	2,478,455	23,492,656	—	—	25,971,111
United States	188,902,208	—	43,744	—	188,945,952
Total Common Stocks	221,406,789	149,646,819	66,242	—	371,119,850
Exchange-Traded Funds	4,566,341	—	—	—	4,566,341
Fixed-Income Funds	11,119,798	—	—	—	11,119,798
Foreign Government Obligations	—	55,814,321	—	—	55,814,321
Preferred Stocks
Brazil	280,074	—	—	—	280,074
Total Preferred Stocks	280,074	—	—	—	280,074
Residential Mortgage-Backed Securities - Agency	—	17,218,541	—	—	17,218,541
Options Purchased Calls	44,460	—	—	—	44,460
Money Market Funds	—	—	—	106,073,023	106,073,023
Total Investments in Securities	279,890,249	222,679,681	66,242	106,073,023	608,709,195
Investments in Derivatives
Asset
Forward Foreign Currency Exchange Contracts	—	1,028,705	—	—	1,028,705
Futures Contracts	1,033,348	—	—	—	1,033,348
Swap Contracts	—	29,674	—	—	29,674
Liability
Forward Foreign Currency Exchange Contracts	—	(681,146)	—	—	(681,146)
Futures Contracts	(1,702,281)	—	—	—	(1,702,281)
Swap Contracts	—	(7,181)	—	—	(7,181)
Total	279,221,316	223,049,733	66,242	106,073,023	608,410,314
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and exchange-traded fund movements.
Forward foreign currency exchange contracts, futures contracts and swap contracts are valued at unrealized appreciation (depreciation).
There were no transfers of financial assets between levels during the period.
The Fund does not hold any significant investments (greater than one percent of net assets) categorized as Level 3.
The Fund’s assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Certain common stocks classified as Level 3 are valued using a market approach. To determine fair value for these securities, management considered various factors which may have included, but were not limited to, the halt price of the security, the movement in observed market prices for other securities from the issuer, the movement in certain foreign or domestic market indices, and the estimated earnings of the respective company and market multiples derived from a set of comparable companies. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) fair value measurement. Generally, a change in estimated earnings of the respective company may result in a change to the comparable companies and market multiples utilized.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Global Opportunities Fund | Annual Report 2018	21

Statement of Assets and Liabilities
July 31, 2018
Assets
Investments in securities, at value
Unaffiliated issuers (cost $385,585,036)	$448,999,127
Affiliated issuers (cost $159,750,503)	159,665,608
Options purchased (cost $58,170)	44,460
Foreign currency (cost $1,631,846)	1,617,914
Margin deposits on:
Futures contracts	7,837,061
Swap contracts	254,930
Unrealized appreciation on forward foreign currency exchange contracts	1,028,705
Receivable for:
Investments sold	7,574,715
Capital shares sold	364,581
Dividends	393,194
Interest	413,698
Foreign tax reclaims	298,376
Variation margin for futures contracts	407,369
Variation margin for swap contracts	7,822
Prepaid expenses	5,014
Total assets	628,912,574
Liabilities
Due to custodian	1,162
Unrealized depreciation on forward foreign currency exchange contracts	681,146
Payable for:
Investments purchased	2,292,722
Investments purchased on a delayed delivery basis	17,302,113
Capital shares purchased	679,578
Variation margin for futures contracts	395,544
Foreign capital gains taxes deferred	18,643
Management services fees	10,834
Distribution and/or service fees	4,331
Transfer agent fees	51,820
Compensation of board members	80,216
Other expenses	130,861
Total liabilities	21,648,970
Net assets applicable to outstanding capital stock	$607,263,604
Represented by
Paid in capital	565,994,033
Undistributed net investment income	662,459
Accumulated net realized loss	(22,269,420)
Unrealized appreciation (depreciation) on:
Investments - unaffiliated issuers	63,414,091
Investments - affiliated issuers	(84,895)
Foreign currency translations	(121,430)
Forward foreign currency exchange contracts	347,559
Futures contracts	(668,933)
Options purchased	(13,710)
Swap contracts	22,493
Foreign capital gains tax	(18,643)
Total - representing net assets applicable to outstanding capital stock	$607,263,604
The accompanying Notes to Financial Statements are an integral part of this statement.
22	Columbia Global Opportunities Fund | Annual Report 2018

Statement of Assets and Liabilities  (continued)
July 31, 2018
Class A
Net assets	$556,184,359
Shares outstanding	40,308,791
Net asset value per share	$13.80
Maximum sales charge	5.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$14.64
Advisor Class
Net assets	$5,112,547
Shares outstanding	367,143
Net asset value per share	$13.93
Class C
Net assets	$17,298,860
Shares outstanding	1,305,649
Net asset value per share	$13.25
Institutional Class
Net assets	$22,863,299
Shares outstanding	1,645,959
Net asset value per share	$13.89
Institutional 2 Class
Net assets	$2,522,014
Shares outstanding	180,523
Net asset value per share	$13.97
Institutional 3 Class
Net assets	$2,872
Shares outstanding	206
Net asset value per share(a)	$13.91
Class R
Net assets	$3,276,735
Shares outstanding	240,213
Net asset value per share	$13.64
Class T
Net assets	$2,918
Shares outstanding	212
Net asset value per share(a)	$13.74
Maximum sales charge	2.50%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge per transaction for Class T shares)	$14.09

(a)	Net asset value per share rounds to this amount due to fractional shares outstanding.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Global Opportunities Fund | Annual Report 2018	23

Statement of Operations
Year Ended July 31, 2018
Net investment income
Income:
Dividends — unaffiliated issuers	$8,504,739
Dividends — affiliated issuers	2,387,631
Interest	956,523
Foreign taxes withheld	(520,385)
Total income	11,328,508
Expenses:
Management services fees	4,069,517
Distribution and/or service fees
Class A	1,425,145
Class C	252,881
Class R	15,514
Class T	7
Transfer agent fees
Class A	597,111
Advisor Class	1,377
Class C	26,473
Institutional Class	21,741
Institutional 2 Class	725
Class K	49
Class R	3,252
Class T	4
Plan administration fees
Class K	169
Compensation of board members	27,383
Custodian fees	176,939
Printing and postage fees	81,840
Registration fees	141,570
Audit fees	75,300
Legal fees	13,204
Interest on interfund lending	82
Compensation of chief compliance officer	127
Other	39,758
Total expenses	6,970,168
Net investment income	4,358,340
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	33,933,248
Investments — affiliated issuers	3,086
Capital gain distributions from underlying affiliated funds	352,808
Foreign currency translations	(53,353)
Forward foreign currency exchange contracts	(1,169,654)
Futures contracts	250,073
Options purchased	(88,964)
Swap contracts	1,870,132
Net realized gain	35,097,376
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(654,446)
Investments — affiliated issuers	187,993
Foreign currency translations	(158,126)
Forward foreign currency exchange contracts	(1,383,583)
Futures contracts	1,938,579
Options purchased	(13,710)
Swap contracts	(1,594,236)
Foreign capital gains tax	127,252
Net change in unrealized appreciation (depreciation)	(1,550,277)
Net realized and unrealized gain	33,547,099
Net increase in net assets resulting from operations	$37,905,439
The accompanying Notes to Financial Statements are an integral part of this statement.
24	Columbia Global Opportunities Fund | Annual Report 2018

Statement of Changes in Net Assets
	Year Ended July 31, 2018	Year Ended July 31, 2017
Operations
Net investment income	$4,358,340	$6,644,601
Net realized gain	35,097,376	21,209,688
Net change in unrealized appreciation (depreciation)	(1,550,277)	31,637,364
Net increase in net assets resulting from operations	37,905,439	59,491,653
Distributions to shareholders
Net investment income
Class A	—	(15,218,546)
Advisor Class	—	(2,976)
Class B	—	(77,047)
Class C	—	(519,588)
Institutional Class	—	(174,276)
Institutional 2 Class	—	(3,952)
Class K	—	(5,797)
Class R	—	(11,698)
Class T	—	(68)
Total distributions to shareholders	—	(16,013,948)
Decrease in net assets from capital stock activity	(50,893,407)	(67,023,943)
Total decrease in net assets	(12,987,968)	(23,546,238)
Net assets at beginning of year	620,251,572	643,797,810
Net assets at end of year	$607,263,604	$620,251,572
Undistributed (excess of distributions over) net investment income	$662,459	$(3,949,797)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Global Opportunities Fund | Annual Report 2018	25

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	July 31, 2018		July 31, 2017 (a)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	1,931,802	26,596,226	1,678,640	20,413,071
Distributions reinvested	—	—	1,309,804	15,154,428
Redemptions	(5,623,594)	(76,801,596)	(8,929,822)	(107,931,654)
Net decrease	(3,691,792)	(50,205,370)	(5,941,378)	(72,364,155)
Advisor Class
Subscriptions	408,673	5,699,755	11,384	140,592
Distributions reinvested	—	—	249	2,900
Redemptions	(54,468)	(766,438)	(2,088)	(26,291)
Net increase	354,205	4,933,317	9,545	117,201
Class B
Subscriptions	—	—	403	4,672
Distributions reinvested	—	—	6,767	76,608
Redemptions	(216)	(2,735)	(457,791)	(5,523,913)
Net decrease	(216)	(2,735)	(450,621)	(5,442,633)
Class C
Subscriptions	304,592	4,036,834	316,204	3,723,603
Distributions reinvested	—	—	45,584	512,816
Redemptions	(1,093,726)	(14,488,771)	(584,328)	(6,894,552)
Net decrease	(789,134)	(10,451,937)	(222,540)	(2,658,133)
Institutional Class
Subscriptions	923,347	12,668,918	1,536,590	18,582,970
Distributions reinvested	—	—	11,555	134,034
Redemptions	(683,195)	(9,375,394)	(704,212)	(8,637,498)
Net increase	240,152	3,293,524	843,933	10,079,506
Institutional 2 Class
Subscriptions	136,447	1,917,190	50,425	643,948
Distributions reinvested	—	—	332	3,875
Redemptions	(10,267)	(143,108)	(6,938)	(85,958)
Net increase	126,180	1,774,082	43,819	561,865
Institutional 3 Class
Subscriptions	—	—	206	2,500
Net increase	—	—	206	2,500
Class K
Distributions reinvested	—	—	493	5,727
Redemptions	(17,631)	(238,396)	(324)	(4,105)
Net increase (decrease)	(17,631)	(238,396)	169	1,622
Class R
Subscriptions	78,316	1,058,024	236,433	2,944,328
Distributions reinvested	—	—	388	4,457
Redemptions	(77,837)	(1,053,916)	(22,051)	(270,501)
Net increase	479	4,108	214,770	2,678,284
Total net decrease	(3,777,757)	(50,893,407)	(5,502,097)	(67,023,943)

(a)	Institutional 3 Class shares are based on operations from March 1, 2017 (commencement of operations) through the stated period end.
The accompanying Notes to Financial Statements are an integral part of this statement.
26	Columbia Global Opportunities Fund | Annual Report 2018

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Columbia Global Opportunities Fund | Annual Report 2018	27

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Total distributions to shareholders
Class A
Year Ended 7/31/2018	$12.99	0.10	0.71	0.81	—	—
Year Ended 7/31/2017	$12.09	0.14	1.08	1.22	(0.32)	(0.32)
Year Ended 7/31/2016	$11.73	0.15	0.21	0.36	—	—
Year Ended 7/31/2015	$11.68	0.11	(0.06)	0.05	—	—
Year Ended 7/31/2014	$10.89	0.13	0.83	0.96	(0.17)	(0.17)
Advisor Class
Year Ended 7/31/2018	$13.07	0.16	0.70	0.86	—	—
Year Ended 7/31/2017	$12.17	0.16	1.09	1.25	(0.35)	(0.35)
Year Ended 7/31/2016	$11.77	0.17	0.23	0.40	—	—
Year Ended 7/31/2015	$11.71	0.17	(0.11)	0.06	—	—
Year Ended 7/31/2014	$10.92	0.15	0.83	0.98	(0.19)	(0.19)
Class C
Year Ended 7/31/2018	$12.57	(0.00) (e)	0.68	0.68	—	—
Year Ended 7/31/2017	$11.71	0.04	1.06	1.10	(0.24)	(0.24)
Year Ended 7/31/2016	$11.44	0.06	0.21	0.27	—	—
Year Ended 7/31/2015	$11.48	0.03	(0.07)	(0.04)	—	—
Year Ended 7/31/2014	$10.71	0.05	0.80	0.85	(0.08)	(0.08)
Institutional Class
Year Ended 7/31/2018	$13.04	0.14	0.71	0.85	—	—
Year Ended 7/31/2017	$12.14	0.17	1.08	1.25	(0.35)	(0.35)
Year Ended 7/31/2016	$11.75	0.18	0.21	0.39	—	—
Year Ended 7/31/2015	$11.67	0.15	(0.07)	0.08	—	—
Year Ended 7/31/2014	$10.88	0.16	0.82	0.98	(0.19)	(0.19)
Institutional 2 Class
Year Ended 7/31/2018	$13.11	0.13	0.73	0.86	—	—
Year Ended 7/31/2017	$12.20	0.15	1.12	1.27	(0.36)	(0.36)
Year Ended 7/31/2016	$11.80	0.19	0.21	0.40	—	—
Year Ended 7/31/2015	$11.71	0.17	(0.08)	0.09	—	—
Year Ended 7/31/2014	$10.92	0.18	0.83	1.01	(0.22)	(0.22)
The accompanying Notes to Financial Statements are an integral part of this statement.
28	Columbia Global Opportunities Fund | Annual Report 2018

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 7/31/2018	$13.80	6.24%	1.10% (c)	1.10% (c)	0.72%	97%	$556,184
Year Ended 7/31/2017	$12.99	10.43%	1.12%	1.12%	1.11%	103%	$571,392
Year Ended 7/31/2016	$12.09	3.07%	1.14%	1.14% (d)	1.30%	127%	$603,849
Year Ended 7/31/2015	$11.73	0.43%	1.15%	1.15%	0.98%	104%	$659,873
Year Ended 7/31/2014	$11.68	8.84%	1.18%	1.18% (d)	1.16%	104%	$754,577
Advisor Class
Year Ended 7/31/2018	$13.93	6.58%	0.85% (c)	0.85% (c)	1.20%	97%	$5,113
Year Ended 7/31/2017	$13.07	10.63%	0.88%	0.88%	1.27%	103%	$169
Year Ended 7/31/2016	$12.17	3.40%	0.89%	0.89% (d)	1.51%	127%	$41
Year Ended 7/31/2015	$11.77	0.51%	0.92%	0.92%	1.47%	104%	$60
Year Ended 7/31/2014	$11.71	9.07%	0.98%	0.98% (d)	1.34%	104%	$3
Class C
Year Ended 7/31/2018	$13.25	5.41%	1.85% (c)	1.85% (c)	(0.02%)	97%	$17,299
Year Ended 7/31/2017	$12.57	9.59%	1.87%	1.87%	0.36%	103%	$26,322
Year Ended 7/31/2016	$11.71	2.36%	1.89%	1.89% (d)	0.55%	127%	$27,133
Year Ended 7/31/2015	$11.44	(0.35%)	1.90%	1.90%	0.23%	104%	$29,100
Year Ended 7/31/2014	$11.48	8.00%	1.93%	1.93% (d)	0.41%	104%	$34,467
Institutional Class
Year Ended 7/31/2018	$13.89	6.52%	0.85% (c)	0.85% (c)	0.99%	97%	$22,863
Year Ended 7/31/2017	$13.04	10.66%	0.88%	0.88%	1.38%	103%	$18,332
Year Ended 7/31/2016	$12.14	3.32%	0.89%	0.89% (d)	1.62%	127%	$6,820
Year Ended 7/31/2015	$11.75	0.69%	0.90%	0.90%	1.25%	104%	$5,216
Year Ended 7/31/2014	$11.67	9.11%	0.93%	0.93% (d)	1.41%	104%	$4,726
Institutional 2 Class
Year Ended 7/31/2018	$13.97	6.56%	0.81% (c)	0.81% (c)	0.97%	97%	$2,522
Year Ended 7/31/2017	$13.11	10.77%	0.83%	0.83%	1.24%	103%	$713
Year Ended 7/31/2016	$12.20	3.39%	0.81%	0.81%	1.64%	127%	$128
Year Ended 7/31/2015	$11.80	0.77%	0.80%	0.80%	1.44%	104%	$26
Year Ended 7/31/2014	$11.71	9.31%	0.74%	0.74%	1.57%	104%	$3
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Global Opportunities Fund | Annual Report 2018	29

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Total distributions to shareholders
Institutional 3 Class
Year Ended 7/31/2018	$13.05	0.15	0.71	0.86	—	—
Year Ended 7/31/2017(f)	$12.11	0.07	0.87	0.94	—	—
Class R
Year Ended 7/31/2018	$12.87	0.06	0.71	0.77	—	—
Year Ended 7/31/2017	$11.99	0.08	1.09	1.17	(0.29)	(0.29)
Year Ended 7/31/2016	$11.67	0.15	0.17	0.32	—	—
Year Ended 7/31/2015	$11.66	0.07	(0.06)	0.01	—	—
Year Ended 7/31/2014	$10.87	0.10	0.83	0.93	(0.14)	(0.14)
Class T
Year Ended 7/31/2018	$12.93	0.10	0.71	0.81	—	—
Year Ended 7/31/2017	$12.05	0.12	1.08	1.20	(0.32)	(0.32)
Year Ended 7/31/2016	$11.70	0.14	0.21	0.35	—	—
Year Ended 7/31/2015	$11.66	0.11	(0.07)	0.04	—	—
Year Ended 7/31/2014(h)	$11.77	0.00 (e)	(0.11) (i)	(0.11)	—	—

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interfund lending expense which is less than 0.01%.
(d)	The benefits derived from expense reductions had an impact of less than 0.01%.
(e)	Rounds to zero.
(f)	Institutional 3 Class shares commenced operations on March 1, 2017. Per share data and total return reflect activity from that date.
(g)	Annualized.
(h)	Class T shares commenced operations on June 25, 2014. Per share data and total return reflect activity from that date.
(i)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.
The accompanying Notes to Financial Statements are an integral part of this statement.
30	Columbia Global Opportunities Fund | Annual Report 2018

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class
Year Ended 7/31/2018	$13.91	6.59%	0.78% (c)	0.78% (c)	1.07%	97%	$3
Year Ended 7/31/2017(f)	$13.05	7.76%	0.81% (g)	0.81% (g)	1.42% (g)	103%	$3
Class R
Year Ended 7/31/2018	$13.64	5.98%	1.35% (c)	1.35% (c)	0.47%	97%	$3,277
Year Ended 7/31/2017	$12.87	10.08%	1.38%	1.38%	0.62%	103%	$3,086
Year Ended 7/31/2016	$11.99	2.74%	1.39%	1.39% (d)	1.33%	127%	$299
Year Ended 7/31/2015	$11.67	0.09%	1.48%	1.48%	0.65%	104%	$19
Year Ended 7/31/2014	$11.66	8.63%	1.43%	1.43% (d)	0.90%	104%	$3
Class T
Year Ended 7/31/2018	$13.74	6.27%	1.12% (c)	1.12% (c)	0.73%	97%	$3
Year Ended 7/31/2017	$12.93	10.30%	1.12%	1.12%	1.10%	103%	$3
Year Ended 7/31/2016	$12.05	2.99%	1.14%	1.14% (d)	1.29%	127%	$3
Year Ended 7/31/2015	$11.70	0.34%	1.21%	1.21%	0.91%	104%	$2
Year Ended 7/31/2014(h)	$11.66	(0.93%)	1.17% (g)	1.17% (d),(g)	0.36% (g)	104%	$2
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Global Opportunities Fund | Annual Report 2018	31

Notes to Financial Statements
July 31, 2018
Note 1. Organization
Columbia Global Opportunities Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure. The Fund offers each of the share classes identified below.
Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months after purchase, charged as follows: 1.00% CDSC if redeemed within 12 months after purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.
Advisor Class shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund’s prospectus. Prior to November 1, 2017, Advisor Class shares were known as Class R4 shares.
Effective July 17, 2017, Class B shares of the Fund were no longer offered. On August 4, 2017, the capital owned by Columbia Management Investment Advisers, LLC in Class B shares was redeemed without a CDSC.
Class C shares are subject to a 1.00% CDSC on shares redeemed within 12 months after purchase. Effective July 1, 2018, Class C shares will automatically convert to Class A shares of the same Fund in the month of or the month following the 10-year anniversary of the Class C shares purchase date.
Institutional Class shares are not subject to sales charges and are generally available only to eligible investors, which are subject to different investment minimums as described in the Fund’s prospectus. Prior to November 1, 2017, Institutional Class shares were known as Class Z shares.
Institutional 2 Class shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans as described in the Fund’s prospectus. Prior to November 1, 2017, Institutional 2 Class shares were known as Class R5 shares.
Institutional 3 Class shares are not subject to sales charges and are available to institutional and certain other investors as described in the Fund’s prospectus. Prior to November 1, 2017, Institutional 3 Class shares were known as Class Y shares.
The Fund no longer accepts investments by existing investors in Class K shares. When available, Class K shares were not subject to sales charges and were made available only to existing investors in Class K shares. On March 9, 2018, Class K shares were redeemed or exchanged for Advisor Class shares of the Fund in a tax free transaction that had no impact on fees and expenses paid by the shareholders.
Class R shares are not subject to sales charges and are generally available only to certain retirement plans and other investors as described in the Fund’s prospectus.
Class T shares are subject to a maximum front-end sales charge of 2.50% per transaction and must be purchased through financial intermediaries that, by written agreement with Columbia Management Investment Distributors, Inc., are specifically authorized to sell Class T shares.
32	Columbia Global Opportunities Fund | Annual Report 2018

Notes to Financial Statements  (continued)
July 31, 2018
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
All equity securities and exchange-traded funds are valued at the close of business of the New York Stock Exchange. Equity securities and exchange-traded funds are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized cost value, unless this method results in a valuation that management believes does not approximate market value.
Asset- and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities’ cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quote from an approved independent broker-dealer.
Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees, including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in the Underlying Funds, with the exception of exchange-traded funds, are valued at the net asset value of the applicable class of the Underlying Fund determined as of the close of the New York Stock Exchange on the valuation date.
Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.
Columbia Global Opportunities Fund | Annual Report 2018	33

Notes to Financial Statements  (continued)
July 31, 2018
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of transactions, at the mean of the latest quoted bid and ask prices.
Option contracts are valued at the mean of the latest quoted bid and ask prices on their primary exchanges. Option contracts, including over-the-counter option contracts, with no readily available market quotations are valued using quotes obtained from independent brokers as of the close of the New York Stock Exchange.
Swap transactions are valued through an independent pricing service or broker, or if neither is available, through an internal model based upon observable inputs.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty
34	Columbia Global Opportunities Fund | Annual Report 2018

Notes to Financial Statements  (continued)
July 31, 2018
(CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker. Any interest expense paid by the Fund is shown on the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Forward foreign currency exchange contracts
Forward foreign currency exchange contracts are over-the-counter agreements between two parties to buy and sell a currency at a set price on a future date. The Fund utilized forward foreign currency exchange contracts to hedge the currency exposure associated with some or all of the Fund’s securities, to shift foreign currency exposure back to U.S. dollars, to shift investment exposure from one currency to another, to shift U.S. dollar exposure to achieve a representative weighted mix of major currencies in its benchmark, to recover an underweight country exposure in its portfolio, to generate total return through long and short positions versus the U.S. dollar and to gain market exposure to various foreign currencies. These instruments may be used for other purposes in future periods.
Columbia Global Opportunities Fund | Annual Report 2018	35

Notes to Financial Statements  (continued)
July 31, 2018
The values of forward foreign currency exchange contracts fluctuate daily with changes in foreign currency exchange rates. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the forward foreign currency exchange contract is closed or expires.
The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund’s portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to produce incremental earnings, to manage the duration and yield curve exposure of the Fund versus the benchmark, to manage exposure to movements in interest rates, to manage exposure to the securities market, to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions and to gain market exposure to various currency, interest rate, and equity markets. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Options contracts
Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. Option contracts can be either exchange-traded or over-the-counter. The Fund purchased option contracts to produce incremental earnings, to decrease the Fund’s exposure to equity market risk and to increase return on investments, to protect gains and to facilitate buying and selling of securities for investments. These instruments may be used for other purposes in future periods. Completion of transactions for option contracts traded in the over-the-counter market depends upon the performance of the other party. Cash collateral may be collected or posted by the Fund to secure certain over-the-counter option contract trades. Cash collateral held or posted by the Fund for such option contract trades must be returned to the broker or the Fund upon closure, exercise or expiration of the contract.
Options contracts purchased are recorded as investments. When the Fund writes an options contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the option written. Changes in the fair value of the written option are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the option contract is closed or expires. When option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.
For over-the-counter options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Option contracts written by the Fund do not typically give rise to significant counterparty credit risk, as options written
36	Columbia Global Opportunities Fund | Annual Report 2018

Notes to Financial Statements  (continued)
July 31, 2018
generally obligate the Fund and not the counterparty to perform. The risk in writing a call option contract is that the Fund gives up the opportunity for profit if the market price of the security increases above the strike price and the option contract is exercised. The risk in writing a put option contract is that the Fund may incur a loss if the market price of the security decreases below the strike price and the option contract is exercised. Exercise of a written option could result in the Fund purchasing or selling a security or foreign currency when it otherwise would not, or at a price different from the current market value. In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market.
Swap contracts
Swap contracts are negotiated in the over-the-counter market and may be entered into as a bilateral contract or centrally cleared (centrally cleared swap contract). In a centrally cleared swap contract, immediately following execution of the swap contract with a broker, the swap contract is novated to a central counterparty (the CCP) and the CCP becomes the Fund’s counterparty to the centrally cleared swap contract. The Fund is required to deposit initial margin with the futures commission merchant (FCM), which pledges it through to the CCP in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap contract. Securities deposited as initial margin are designated in the Portfolio of Investments and cash deposited is recorded in the Statement of Assets and Liabilities as margin deposits. Unlike a bilateral swap contract, for centrally cleared swap contracts, the Fund has minimal credit exposure to the FCM because the CCP stands between the Fund and the relevant buyer/seller on the other side of the contract. Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swap contracts, if any, is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities.
Entering into these contracts involves, to varying degrees, elements of interest, liquidity and counterparty credit risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there may be unfavorable changes in interest rates, market conditions or other conditions, that it may be difficult to initiate a swap transaction or liquidate a position at an advantageous time or price which may result in significant losses, and that the FCM or CCP may not fulfill its obligation under the contract.
Credit default swap contracts
The Fund entered into credit default swap contracts to increase or decrease its credit exposure to an index. These instruments may be used for other purposes in future periods. Credit default swap contracts are agreements in which one party pays fixed periodic payments to a counterparty in consideration for an agreement from the counterparty to make a specific payment should a specified credit event(s) take place. Although specified credit events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium.
As the purchaser of a credit default swap contract, the Fund purchases protection by paying a periodic interest rate on the notional amount to the counterparty. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized loss upon payment. If a credit event as specified in the contract occurs, the Fund may have the option either to deliver the reference obligation to the seller in exchange for a cash payment of its par amount, or to receive a net cash settlement equal to the par amount less an agreed-upon value of the reference obligation as of the date of the credit event. The difference between the value of the obligation or cash delivered and the notional amount received will be recorded as a realized gain (loss).
As the seller of a credit default swap contract, the Fund sells protection to a buyer and will generally receive a periodic interest rate on a notional amount. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized gain upon receipt of the payment. If a credit event as specified in the contract with the counterparty occurs, the Fund may either be required to accept the reference obligation from the buyer in exchange for a cash payment of its notional amount, or to pay the buyer a net cash settlement equal to the notional amount less an agreed-upon value of the reference obligation (recovery value) as of the date of the credit event. The difference between the value of the obligation or cash received and the notional amount paid will be recorded as a realized gain (loss). The maximum potential amount of undiscounted future payments the Fund could be required to make as the seller of protection under a credit default swap contract is equal to the notional amount of the reference obligation. These potential amounts may be
Columbia Global Opportunities Fund | Annual Report 2018	37

Notes to Financial Statements  (continued)
July 31, 2018
partially offset by any recovery values of the respective reference obligations or upfront receipts upon entering into the agreement. The notional amounts and market values of all credit default swap contracts in which the Fund is the seller of protection, if any, are disclosed in the Credit Default Swap Contracts Outstanding schedule following the Portfolio of Investments.
As a protection seller, the Fund bears the risk of loss from the credit events specified in the contract with the counterparty. For credit default swap contracts on credit indices, quoted market prices and resulting market values serve as an indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract.
Any upfront payments or receipts by the Fund upon entering into a credit default swap contract is recorded as an asset or liability, respectively, and amortized daily as a component of realized gain (loss) in the Statement of Operations. Credit default swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time a realized gain (loss) is recorded.
Credit default swap contracts can involve greater risks than if a fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk.
Interest rate swap contracts
The Fund entered into interest rate swap transactions which may include inflation rate swap contracts to manage interest rate and market risk exposure to produce incremental earnings. These instruments may be used for other purposes in future periods. An interest rate swap is an agreement between two parties where there are two flows and payments are made between the two counterparties and the payments are dependent upon changes in an interest rate, inflation rate or inflation index calculated on a nominal amount. Interest rate swaps are agreements between two parties that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future, based on a predetermined, specified notional amount. Certain interest rate swaps are considered forward-starting, whereby the accrual for the exchange of cash flows does not begin until a specified date in the future. The net cash flow for a standard interest rate swap transaction is generally the difference between a floating market interest rate versus a fixed interest rate.
Interest rate swaps are valued daily and unrealized appreciation (depreciation) is recorded. Certain interest rate swaps may accrue periodic interest on a daily basis as a component of unrealized appreciation (depreciation); the Fund will realize a gain or loss upon the payment or receipt of accrued interest. The Fund will realize a gain or a loss when the interest rate swap is terminated.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
38	Columbia Global Opportunities Fund | Annual Report 2018

Notes to Financial Statements  (continued)
July 31, 2018
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at July 31, 2018:
	Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Credit risk	Net assets — unrealized appreciation on swap contracts	29,674*
Equity risk	Net assets — unrealized appreciation on futures contracts	829,217*
Equity risk	Investments, at value — Options Purchased	44,460
Foreign exchange risk	Unrealized appreciation on forward foreign currency exchange contracts	1,028,705
Interest rate risk	Net assets — unrealized appreciation on futures contracts	204,131*
Total		2,136,187

	Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Credit risk	Net assets — unrealized depreciation on swap contracts	7,181*
Equity risk	Net assets — unrealized depreciation on futures contracts	930,885*
Foreign exchange risk	Unrealized depreciation on forward foreign currency exchange contracts	681,146
Interest rate risk	Net assets — unrealized depreciation on futures contracts	771,396*
Total		2,390,608

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended July 31, 2018:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Options contracts purchased ($)	Swap contracts ($)	Total ($)
Credit risk	—	—	—	601,005	601,005
Equity risk	—	(792,203)	(88,964)	—	(881,167)
Foreign exchange risk	(1,169,654)	—	—	—	(1,169,654)
Interest rate risk	—	1,042,276	—	1,269,127	2,311,403
Total	(1,169,654)	250,073	(88,964)	1,870,132	861,587

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Options contracts purchased ($)	Swap contracts ($)	Total ($)
Credit risk	—	—	—	(243,805)	(243,805)
Equity risk	—	(106,637)	(13,710)	—	(120,347)
Foreign exchange risk	(1,383,583)	—	—	—	(1,383,583)
Interest rate risk	—	2,045,216	—	(1,350,431)	694,785
Total	(1,383,583)	1,938,579	(13,710)	(1,594,236)	(1,052,950)
Columbia Global Opportunities Fund | Annual Report 2018	39

Notes to Financial Statements  (continued)
July 31, 2018
The following table is a summary of the average outstanding volume by derivative instrument for the year ended July 31, 2018:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	227,528,538
Futures contracts — short	126,501,660
Credit default swap contracts — sell protection	15,558,012

Derivative instrument	Average value ($)**
Options contracts — purchased	13,666

Derivative instrument	Average unrealized appreciation ($)	Average unrealized depreciation ($)
Forward foreign currency exchange contracts	1,823,508*	(1,749,466)*
Interest rate swap contracts	460,797**	—**

*	Based on the ending quarterly outstanding amounts for the year ended July 31, 2018.
**	Based on the ending daily outstanding amounts for the year ended July 31, 2018.
Asset- and mortgage-backed securities
The Fund may invest in asset-backed and mortgage-backed securities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. All, or a portion, of the obligation may be prepaid at any time because the underlying asset may be prepaid. As a result, decreasing market interest rates could result in an increased level of prepayment. An increased prepayment rate will have the effect of shortening the maturity of the security. Unless otherwise noted, the coupon rates presented are fixed rates.
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
To be announced securities
The Fund may trade securities on a To Be Announced (TBA) basis. As with other delayed-delivery transactions, a seller agrees to issue a TBA security at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Fund agrees to accept any security that meets specified terms.
In some cases, Master Securities Forward Transaction Agreements (MSFTAs) may be used to govern transactions of certain forward-settling agency mortgage-backed securities, such as delayed-delivery and TBAs, between the Fund and counterparty. The MSFTA maintains provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral relating to such transactions.
Mortgage dollar roll transactions
The Fund may enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar but not identical securities (same type, coupon and maturity) on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund will benefit because it receives negotiated amounts in the form of reductions of the purchase price for the future purchase plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund records the incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Unless any realized gains exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar
40	Columbia Global Opportunities Fund | Annual Report 2018

Notes to Financial Statements  (continued)
July 31, 2018
roll, the use of this technique will diminish the investment performance of the Fund compared to what the performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund identifies cash or liquid securities in an amount equal to the forward purchase price.
For financial reporting and tax purposes, the Fund treats “to be announced” mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. These transactions may increase the Fund’s portfolio turnover rate. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.
Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations.
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of July 31, 2018:
	Citi ($)	Deutsche Bank ($)	HSBC ($)	Morgan Stanley ($) (a)	Morgan Stanley ($) (a)	State Street ($)	Total ($)
Assets
Centrally cleared credit default swap contracts (b)	-	-	-	-	7,822	-	7,822
Forward foreign currency exchange contracts	5,293	-	235,206	710,531	-	77,675	1,028,705
Options purchased calls	-	44,460	-	-	-	-	44,460
Total assets	5,293	44,460	235,206	710,531	7,822	77,675	1,080,987
Liabilities
Forward foreign currency exchange contracts	-	-	422,166	136,567	-	122,413	681,146
Total financial and derivative net assets	5,293	44,460	(186,960)	573,964	7,822	(44,738)	399,841
Total collateral received (pledged) (c)	-	-	-	-	-	-	-
Net amount (d)	5,293	44,460	(186,960)	573,964	7,822	(44,738)	399,841

(a)	Exposure can only be netted across transactions governed under the same master agreement with the same legal entity..
(b)	Centrally cleared swaps are included within payable/receivable for variation margin on the Statement of Assets and Liabilities.
(c)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(d)	Represents the net amount due from/(to) counterparties in the event of default.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. The Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as adjustments to interest income.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are
Columbia Global Opportunities Fund | Annual Report 2018	41

Notes to Financial Statements  (continued)
July 31, 2018
allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund’s management. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.
Income and capital gain distributions from the Underlying Funds, if any, are recorded on the ex-dividend date.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its net tax-exempt and investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncement
Accounting Standards Update 2017-08 Premium Amortization on Purchased Callable Debt Securities
42	Columbia Global Opportunities Fund | Annual Report 2018

Notes to Financial Statements  (continued)
July 31, 2018
In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date. The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset dates. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. At this time, management is evaluating the implication of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.
Note 3. Fees and other transactions with affiliates
Management services fees and underlying fund fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is a blend of (i) 0.00% on assets invested in Columbia proprietary funds, including exchange-traded funds, that pay an investment management fee to the Investment Manager, and (ii) a fee that declines from 0.72% to 0.52%, depending on asset levels, on assets invested in securities, instruments and other assets not described above, including other funds advised by the Investment Manager that do not pay an management services fee, derivatives and individual securities. The effective management services fee rate for the year ended July 31, 2018 was 0.65% of the Fund’s average daily net assets.
In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Underlying Funds in which the Fund invests. Because the Underlying Funds have varied expense and fee levels and the Fund may own different proportions of Underlying Funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. These expenses are not reflected in the expenses shown in Statement of Operations and are not included in the ratios to average net assets shown in the Financial Highlights.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan. All amounts payable under the Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated funds governed by the Board of Trustees, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
Columbia Global Opportunities Fund | Annual Report 2018	43

Notes to Financial Statements  (continued)
July 31, 2018
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Class K, Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07%, 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class.
For the year ended July 31, 2018, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.10
Advisor Class	0.10
Class C	0.10
Institutional Class	0.10
Institutional 2 Class	0.07
Institutional 3 Class	0.02
Class K	0.04 (a)
Class R	0.10
Class T	0.13

(a)	Unannualized.
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended July 31, 2018, no minimum account balance fees were charged by the Fund.
Plan administration fees
Under a Plan Administration Services Agreement with the Transfer Agent, the Fund paid an annual fee at a rate of 0.25% of the Fund’s average daily net assets attributable to Class K shares for the provision of various administrative, recordkeeping, communication and educational services. As a result of all Class K shares of the Fund being redeemed or exchanged for Advisor Class shares, March 9, 2018 was the last day the Fund paid a plan administration fee for Class K shares.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at the maximum annual rates of up to 0.25%, 1.00%, 0.50% and 0.25% of the Fund’s average daily net assets attributable to Class A, Class C, Class R and Class T shares, respectively. For Class C shares, of the 1.00% fee, up to 0.75% can be reimbursed for distribution expenses and up to an additional 0.25% can be reimbursed for shareholder servicing expenses. For Class R shares, of the 0.50% fee, up to 0.25% can be reimbursed for shareholder servicing expenses. For Class T shares, of the 0.25% fee, up to 0.25% can be reimbursed for distribution and/or shareholder servicing expenses.
The amount of distribution and shareholder services expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $444,000 for Class C shares. This amount is based on the most recent information available as of June 30, 2018, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution and/or shareholder services fee is reduced.
44	Columbia Global Opportunities Fund | Annual Report 2018

Notes to Financial Statements  (continued)
July 31, 2018
Sales charges (unaudited)
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the year ended July 31, 2018, if any, are listed below:
Amount ($)
Class A	274,584
Class C	3,617
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	November 1, 2017 through November 30, 2018	Prior to November 1, 2017
Class A	1.47%	1.53%
Advisor Class	1.22	1.28
Class C	2.22	2.28
Institutional Class	1.22	1.28
Institutional 2 Class	1.15	1.23
Institutional 3 Class	1.10	1.18
Class R	1.72	1.78
Class T	1.47	1.53
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At July 31, 2018, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, passive foreign investment company (PFIC) holdings, derivative investments, tax straddles, swap investments, capital loss carryforwards, trustees’ deferred compensation, foreign currency transactions, re-characterization of distributions for investments, principal and/or interest on fixed income securities and foreign capital gains tax. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications.
In the Statement of Assets and Liabilities the following reclassifications were made:
Columbia Global Opportunities Fund | Annual Report 2018	45

Notes to Financial Statements  (continued)
July 31, 2018
Undistributed net investment income ($)	Accumulated net realized (loss) ($)	Paid in capital ($)
253,916	66,662,204	(66,916,120)
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended July 31, 2018			Year Ended July 31, 2017
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
—	—	—	16,013,948	—	16,013,948
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At July 31, 2018, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
1,810,413	—	(21,208,022)	60,886,205
At July 31, 2018, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
547,524,109	79,034,061	(18,147,856)	60,886,205
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at July 31, 2018, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. Capital loss carryforwards with no expiration are required to be utilized prior to any capital losses which carry an expiration date. As a result of this ordering rule, capital loss carryforwards which carry an expiration date may be more likely to expire unused. In addition, for the year ended July 31, 2018, capital loss carryforwards utilized, expired unused and permanently lost, if any, were as follows:
2019 ($)	No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)	Expired ($)	Permanently lost ($)
21,208,022	—	—	21,208,022	34,257,627	66,916,120	—
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $491,074,062 and $509,110,659, respectively, for the year ended July 31, 2018, of which $252,270,368 and $274,468,567, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
46	Columbia Global Opportunities Fund | Annual Report 2018

Notes to Financial Statements  (continued)
July 31, 2018
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the year ended July 31, 2018 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Days outstanding
Borrower	400,000	2.47	3
Interest expense incured by the Fund is recorded as interfund lending on the Statement of Operations. The Fund had no outstanding interfund loans at July 31, 2018.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed.
The Fund had no borrowings during the year ended July 31, 2018.
Note 9. Significant risks
Derivatives risk
Losses involving derivative instruments may be substantial, because a relatively small price movement in the underlying security(ies), commodity, currency or index or other instrument or asset may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivatives will typically increase the Fund’s exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty risk, hedging risk, leverage risk and liquidity risk.
Columbia Global Opportunities Fund | Annual Report 2018	47

Notes to Financial Statements  (continued)
July 31, 2018
Foreign securities and emerging market countries risk
Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets. To the extent that the Fund concentrates its investment exposure to any one or a few specific countries, the Fund will be particularly susceptible to the various conditions, events or other factors impacting those countries and may, therefore, have a greater risk than that of a fund which is more geographically diversified.
Shareholder concentration risk
At July 31, 2018, affiliated shareholders of record owned 89.5% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Technology and technology-related investment risk
The Fund may be more susceptible to the particular risks that may affect companies in the information technology sector, as well as other technology-related sectors (collectively, the technology sectors) than if it were invested in a wider variety of companies in unrelated sectors. Companies in the technology sectors are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise. In addition, many technology sector companies have limited operating histories and prices of these companies’ securities historically have been more volatile than other securities, especially over the short term.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
48	Columbia Global Opportunities Fund | Annual Report 2018

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust II and Shareholders of Columbia Global Opportunities Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Global Opportunities Fund (one of the funds constituting Columbia Funds Series Trust II, hereafter referred to as the "Fund") as of July 31, 2018, the related statement of operations for the year ended July 31, 2018, the statement of changes in net assets for each of the two years in the period ended July 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of July 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended July 31, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
September 21, 2018
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Columbia Global Opportunities Fund | Annual Report 2018	49

TRUSTEES AND OFFICERS
Shareholders elect the Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, Trustees not affiliated with the Investment Manager generally may serve through the end of the calendar year in which they reach either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Columbia Funds Board meeting they attended as a member of the Board.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1953	Trustee since 1/17	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	124	Advisory Board Member, University of Colorado Business School since November 2015; former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011- 2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance) since February 2018; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Interim Chair, Minnesota Sports Facilities Authority, March 2017-July 2017	124	Trustee, BlueCross BlueShield of Minnesota since 2009 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee since 2017); Chair of the Robina Foundation since August 2013; former Member of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017
Edward J. Boudreau, Jr. c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Chair of the Board since 1/18; Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Investments (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Mutual Life Insurance Company, including Senior Vice President and Treasurer and Senior Vice President Information Technology, 1968-1988	124	Former Trustee, Boston Museum of Science (Chair of Finance Committee) 1985-2013; former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
50	Columbia Global Opportunities Fund | Annual Report 2018

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	124	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996; Director, Darien Rowayton Bank (Audit Committee) since 2017
William P. Carmichael c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies), 1998-2007; Adjunct Professor of Finance, Kelley School of Business, Indiana University, 1993-2007; Senior Vice President, Sara Lee Corporation, 1991-1993; Senior Vice President and Chief Financial Officer, Beatrice Foods Company, 1984-1990; Vice President, Esmark, Inc., 1973-1984; Associate, Price Waterhouse, 1968-1972	124	Director, The Finish Line (athletic shoes and apparel) since July 2003; former Director, Cobra Electronics Corporation (electronic equipment manufacturer), 1994-August 2014; former Director, Spectrum Brands, Inc. (consumer products), 2002-2009; former Director, Simmons Company (bedding), 2004-2010; former Trustee, BofA Funds Series Trust (11 funds) 2003-2011; former Director, McMoRan Exploration Company (oil and gas exploration and development) 2010 - 2013; former Director, International Textile Corp., 2012-2016; former Director, hhgregg, 2015-2017
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	124	Trustee, MA Taxpayers Foundation since 1997; Board of Directors, The MA Business Roundtable since 2003; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 12/17	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	122	Trustee, Catholic Schools Foundation since 2004
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	124	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Columbia Global Opportunities Fund | Annual Report 2018	51

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	124	Director, BlueCross BlueShield of South Carolina since April 2008; Director, National Association of Corporate Directors, Carolinas Chapter, since 2013; Board Chair, Hollingsworth Funds since 2016; Advisory Board member, Duke Energy Corp. since October 2016; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1964	Trustee since 12/17	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016	122	Director, NAPE Education Foundation since October 2016
Interested trustee not affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships/ held by Trustee during the past five years
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006, Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	122	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011
*	Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an “interested person” (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.
52	Columbia Global Opportunities Fund | Annual Report 2018

TRUSTEES AND OFFICERS  (continued)
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010 - September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006 - August 2012.	194	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, 2006-January 2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
Nations Funds refer to the Funds within the Columbia Funds Complex that historically bore the Nations brand and includes series of Columbia Funds Series Trust. RiverSource Funds refer to the Funds within the Columbia Funds Complex that historically bore the RiverSource brand and includes series of Columbia Funds Series Trust II.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
Columbia Global Opportunities Fund | Annual Report 2018	53

TRUSTEES AND OFFICERS  (continued)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously, Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017) and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously, Vice President and Group Counsel, August 2011 - August 2018); officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010 - 2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
54	Columbia Global Opportunities Fund | Annual Report 2018

Approval of Management Agreement
Columbia Management Investment Advisers, LLC (Columbia Threadneedle or the Investment Manager, and together with its domestic and global affiliates, Columbia Threadneedle Investments), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia Global Opportunities Fund (the Fund). Under a management agreement (the Management Agreement), Columbia Threadneedle provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).
On an annual basis, the Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the Management Agreement. Columbia Threadneedle prepared detailed reports for the Board and its Contracts Committee in November 2017 and February, March, April and June 2018, including reports providing the results of analyses performed by an independent organization, Broadridge Financial Solutions, Inc. (Broadridge), and a comprehensive response to items of information requested by independent legal counsel to the Independent Trustees (Independent Legal Counsel) in a letter to the Investment Manager, to assist the Board in making this determination. Many of the materials presented at these meetings were first supplied in draft form to designated independent Board representatives, i.e., Independent Legal Counsel, Fund Counsel, the Chair of the Board (who is an Independent Trustee) and the Chair of the Contracts Committee (who is an Independent Trustee), and the final materials were revised to include information reflective of discussion and subsequent requests made by the Contracts Committee. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management personnel and reviews information prepared by Columbia Threadneedle addressing the services Columbia Threadneedle provides and Fund performance. The Board also accords appropriate weight to the work, deliberations and conclusions of the various committees, such as the Contracts Committee, the Investment Review Committee, the Audit Committee and the Compliance Committee in determining whether to continue the Management Agreement.
The Board, at its June 18-20, 2018 in-person Board meeting (the June Meeting), considered the renewal of the Management Agreement for an additional one-year term. At the June Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of management agreements and the Board’s legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement.
Nature, extent and quality of services provided by Columbia Threadneedle
The Board analyzed various reports and presentations it had received detailing the services performed by Columbia Threadneedle, as well as its history, reputation, expertise, resources and capabilities, and the qualifications of its personnel.
The Board specifically considered the many developments during recent years concerning the services provided by Columbia Threadneedle, including, in particular, the organization and depth of the equity and credit research departments and the various technological enhancements that have been made or are anticipated. The Board further observed the enhancements to the investment risk management department’s processes, systems and oversight, as well as planned 2018 initiatives in this regard. The Board also took into account the broad scope of services provided by Columbia Threadneedle to each Fund, including, among other services, investment, risk and compliance oversight. The Board also took into account the information it received concerning Columbia Threadneedle’s ability to attract and retain key portfolio management personnel and that it has sufficient resources to provide competitive and adequate compensation to investment personnel.
In connection with the Board’s evaluation of the overall package of services provided by Columbia Threadneedle, the Board also considered the nature, quality and range of administrative services provided to the Fund by Columbia Threadneedle, as well as the achievements in 2017 in the performance of administrative services, and noted the various enhancements anticipated for 2018. In evaluating the quality of services provided under the Management Agreement, the Board also took into account the organization and strength of the Fund’s and its service providers’ compliance programs. In addition, the Board reviewed the financial condition of Columbia Threadneedle and its affiliates and each entity’s ability to carry out its responsibilities under the Management Agreement and the Fund’s other service agreements with affiliates of Ameriprise Financial, observing the financial strength of Ameriprise Financial, with its strong cash position and solid balance sheet.
Columbia Global Opportunities Fund | Annual Report 2018	55

Approval of Management Agreement  (continued)
The Board also discussed the acceptability of the terms of the Management Agreement (including the relatively broad scope of services required to be performed by Columbia Threadneedle), noting that no material changes are proposed from the form of agreement previously approved. They also noted the wide array of legal and compliance services provided to the Funds under the Management Agreement. It was also observed that the services being performed under the Management Agreement were of a reasonably high quality.
Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that Columbia Threadneedle and its affiliates are in a position to continue to provide a high quality and level of services to the Fund.
Investment performance
For purposes of evaluating the nature, extent and quality of services provided under the Management Agreement, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered detailed reports providing the results of analyses performed by an independent organization showing, for various periods, including since manager inception, the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group, the product score of the Fund (taking into account performance relative to peers and benchmarks) and the net assets of the Fund. The Board observed that the Fund’s investment performance met expectations.
Comparative fees, costs of services provided and the profits realized by Columbia Threadneedle and its affiliates from their relationships with the Fund
The Board reviewed comparative fees and the costs of services provided under the Management Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by an independent organization) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to Columbia Threadneedle’s profitability.
The Board considered the reports of its independent fee consultant, JDL Consultants, LLC (JDL), which assisted in the Board’s analysis of the Funds’ performance and expenses, the reasonableness of the Funds’ fee rates, and JDL’s conclusion that the management fees being charged to the Fund are reasonable. The Board accorded particular weight to the notion that the level of fees should generally reflect a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with certain defined exceptions) are generally in line with the "pricing philosophy" currently in effect (i.e., that Fund total expense ratios, in general, approximate or are lower than median expense ratios of funds in an agreed upon Lipper or customized comparison universe). The Board took into account that the Fund’s total expense ratio (after considering proposed expense caps/waivers) was below the peer universe’s median expense ratio shown in the reports. Based on its review, the Board concluded that the Fund’s management fee was fair and reasonable in light of the extent and quality of services that the Fund receives.
The Board also considered the profitability of Columbia Threadneedle and its affiliates in connection with Columbia Threadneedle providing management services to the Fund. In this regard, the Independent Trustees referred to their detailed analysis of the Profitability Report, discussing the profitability to Columbia Threadneedle and Ameriprise Financial from managing, operating and distributing the Funds. The Board considered that in 2017 the Board had concluded that 2016 profitability was reasonable and that Columbia Threadneedle generated 2017 profitability that only increased slightly from 2016 levels. It also took into account the indirect economic benefits flowing to Columbia Threadneedle or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Fund should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.
56	Columbia Global Opportunities Fund | Annual Report 2018

Approval of Management Agreement  (continued)
Economies of scale to be realized
The Board also considered the economies of scale that might be realized by Columbia Threadneedle as the Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth. In this regard, the Board took into account that management fees decline as Fund assets exceed various breakpoints, all of which have not been surpassed. The Board concluded that the breakpoints in the management fee rate schedule satisfactorily provides for the sharing of economies of scale, as they allow for adequate opportunity for shareholders to realize benefits (fee breaks) as Fund assets grow.
Based on the foregoing, the Board, including all of the Independent Trustees, concluded that the management fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On June 20, 2018, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement.
Columbia Global Opportunities Fund | Annual Report 2018	57

Additional information
The Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the SEC at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
Through October 31, 2018:
P.O. Box 8081
Boston, MA 02266-8081
Effective November 1, 2018:
P.O. Box 219104
Kansas City, MO 64121-9104
58	Columbia Global Opportunities Fund | Annual Report 2018

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Columbia Global Opportunities Fund
Through October 31, 2018:
P.O. Box 8081
Boston, MA 02266-8081
Effective November 1, 2018:
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2018 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus .com/investor/
ANN156_07_H01_(09/18)

Annual Report
July 31, 2018
Columbia Government Money Market Fund
Not FDIC Insured • No bank guarantee • May lose value

President’s Message
Dear Shareholders,
The year 2017 was an extraordinary year in the financial markets. The S&P 500 Index didn’t experience a single down month and returned over 20%. Continuing this trend, January 2018 marked the fastest start for the index ever. Low volatility, which had been a feature of the U.S. equity market for several years, along with the surge in the S&P 500 Index, drove investor sentiment to very high levels. This arguably set the stage for an overdue correction, which we witnessed in February 2018.
A return to volatility
There have been few periods of market upheaval such as were experienced in the first part of 2018. While investors were taken by surprise by the sudden and pronounced market swings, the return to some level of volatility actually marked a resumption of relatively normal market conditions. Having said that, it’s important to distinguish between a good technical correction where excess enthusiasm in the marketplace is being let out, versus a real change in the underlying fundamentals – things like an underperforming economy or weaker corporate earnings. Our view is that the recent market volatility falls into the former category, and the fundamentals remain strong. We’re continuing to see improvements in global economic activity, and we’re seeing corporate earnings expectations continue to rise – and not just because of tax reform.
Consistency is more important than ever
It’s important to keep in mind that when it comes to long-term investing, it’s the destination, not the journey that matters most. If you have a financial goal that you’ve worked out with your financial advisor, and you have a good asset allocation plan to reach it, it’s a question of sticking with your plan rather than become focused on near-term volatility. Bouts of volatility are normal. After all, it’s hard to cross the ocean without hitting an occasional rough patch. You need to focus on the destination.
One final thought. In weathering volatility, it’s the consistency of the return that is essential. Investors who chase higher returns are usually the first to sell when an investment goes through a bad patch, and they therefore don’t tend to benefit from the recovery. More disciplined investors who perhaps panic less or not at all during periods of volatility, tend to have improved long-term results and are more likely to reach their financial goals. Nothing is more important to us than making sure those who have entrusted us to protect and grow their assets are able to do what matters most to them.
Your success is our priority. Talk to your financial advisor about how working with Columbia Threadneedle Investments may help you position your portfolio for consistent, sustainable outcomes, no matter the market conditions.
Sincerely,
Christopher O. Petersen
President, Columbia Funds
The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance. Past performance is no guarantee of future results.
Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
© 2018 Columbia Management Investment Advisers, LLC. All rights reserved.
Columbia Government Money Market Fund   |  Annual Report 2018

Columbia Government Money Market Fund  |  Annual Report 2018

Fund at a Glance
Investment objective
Columbia Government Money Market Fund (the Fund) seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal.
Portfolio management
Leonard Aplet, CFA*
John McColley
* Mr. Aplet expects to retire effective December 31, 2018.
Average annual total returns (%) (for the period ended July 31, 2018)
		Inception	1 Year	5 Years	10 Years
	Class A	10/06/75	0.90	0.20	0.19
	Class C	06/26/00	0.90	0.20	0.15
	Institutional Class*	04/30/10	0.90	0.21	0.19
	Institutional 2 Class	12/11/06	1.07	0.28	0.24
	Institutional 3 Class*	03/01/17	1.08	0.27	0.22
	Class R*	08/03/09	0.90	0.21	0.20
Class T	Excluding sales charges	12/01/06	0.90	0.19	0.18
	Including sales charges		-2.04	-0.40	-0.12
Returns for Class T shares are shown with and without the maximum initial sales charge of 2.50% per transaction. The Fund’s other classes are not subject to sales charges and have limited eligibility. Effective November 1, 2017, Class R5, Class Y and Class Z shares were renamed Institutional 2 Class, Institutional 3 Class and Institutional Class shares, respectively. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The performance of different share classes may vary from that shown because of differences in fees and expenses. The Fund’s returns reflect the effect of fee waivers/expense reimbursements, if any. Without such waivers/reimbursements, the Fund’s returns would be lower. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
Prior to October 1, 2016, the Fund operated as a prime money market fund and invested in certain types of securities that the Fund is no longer permitted to hold to any significant extent (i.e., over 0.5% of total assets). Consequently, the performance information may have been different if the current investment limitations had been in effect during the period prior to the Fund’s conversion to a government money market fund.
The Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the Fund seeks to maintain the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.
2	Columbia Government Money Market Fund | Annual Report 2018

Fund at a Glance   (continued)
Portfolio breakdown (%) (at July 31, 2018)
Repurchase Agreements	12.9
U.S. Government & Agency Obligations	81.6
U.S. Treasury Obligations	5.5
Total	100.0
Percentages indicated are based upon total investments and exclude investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Columbia Government Money Market Fund | Annual Report 2018	3

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
February 1, 2018 — July 31, 2018
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,005.90	1,022.32	2.49	2.51	0.50
Class C	1,000.00	1,000.00	1,005.90	1,022.32	2.49	2.51	0.50
Institutional Class	1,000.00	1,000.00	1,005.90	1,022.32	2.49	2.51	0.50
Institutional 2 Class	1,000.00	1,000.00	1,006.70	1,023.11	1.69	1.71	0.34
Institutional 3 Class	1,000.00	1,000.00	1,006.70	1,023.16	1.64	1.66	0.33
Class R	1,000.00	1,000.00	1,005.90	1,022.32	2.49	2.51	0.50
Class T	1,000.00	1,000.00	1,005.80	1,022.27	2.54	2.56	0.51
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
4	Columbia Government Money Market Fund | Annual Report 2018

Portfolio of Investments
July 31, 2018
(Percentages represent value of investments compared to net assets)
Investments in securities
Repurchase Agreements 12.7%
Issuer	Effective Yield	Principal Amount ($)	Value ($)
Tri-party RBC Capital Markets LLC
dated 07/31/2018, matures 08/01/2018,
repurchase price $35,001,838 (collateralized by U.S. Treasury Securities, Total Market Value $35,700,018)
	1.890%	35,000,000	35,000,000
Tri-party TD Securities (USA) LLC
dated 07/31/2018, matures 08/01/2018,
repurchase price $35,001,847 (collateralized by U.S. Treasury Securities, Total Market Value $35,700,045)
	1.900%	35,000,000	35,000,000
Total Repurchase Agreements (Cost $70,000,000)			70,000,000

U.S. Government & Agency Obligations 80.0%

Federal Farm Credit Banks(a)
1-month USD LIBOR + -0.075% 10/29/2018	2.000%	9,000,000	9,000,000
Federal Farm Credit Banks Discount Notes
08/13/2018	1.770%	9,000,000	8,994,330
10/02/2018	1.930%	18,000,000	17,940,170
Federal Home Loan Banks(a)
1-month USD LIBOR + -0.145% 08/08/2018	1.950%	20,000,000	20,000,000
1-month USD LIBOR + -0.120% 09/07/2018	1.980%	9,000,000	9,000,000
Federal Home Loan Banks Discount Notes
08/01/2018	1.870%	18,000,000	18,000,000
08/03/2018	1.260%	9,000,000	8,999,065
08/06/2018	1.600%	17,000,000	16,995,537
08/10/2018	1.730%	3,000,000	2,998,579
08/14/2018	1.770%	18,000,000	17,987,650
08/15/2018	1.800%	9,350,000	9,343,091
08/21/2018	1.840%	14,000,000	13,985,222
08/22/2018	1.830%	16,000,000	15,982,360
08/29/2018	1.870%	23,000,000	22,965,922
09/05/2018	1.890%	16,000,000	15,970,211
09/06/2018	1.890%	16,000,000	15,969,440
09/10/2018	1.900%	17,000,000	16,963,828
09/11/2018	1.890%	15,000,000	14,967,371
09/12/2018	1.900%	12,000,000	11,973,260
U.S. Government & Agency Obligations (continued)
Issuer	Effective Yield	Principal Amount ($)	Value ($)
09/14/2018	1.900%	17,000,000	16,960,210
09/25/2018	1.910%	17,000,000	16,950,263
10/01/2018	1.920%	18,000,000	17,941,440
10/04/2018	1.960%	5,000,000	4,982,578
10/05/2018	1.960%	12,000,000	11,957,642
10/09/2018	1.980%	18,000,000	17,931,862
10/10/2018	1.970%	1,410,000	1,404,613
10/12/2018	1.980%	1,000,000	996,060
10/17/2018	2.000%	11,000,000	10,953,180
Federal Home Loan Mortgage Corp. Discount Notes
09/19/2018	1.910%	32,000,000	31,916,673
10/03/2018	1.920%	12,000,000	11,959,680
10/11/2018	1.970%	9,000,000	8,965,210
Federal National Mortgage Association(a)
SOFR + 0.120% 07/30/2019	2.000%	9,000,000	9,000,000
Federal National Mortgage Association Discount Notes
10/10/2018	1.950%	10,725,000	10,684,439
Total U.S. Government & Agency Obligations (Cost $440,639,886)			440,639,886

U.S. Treasury Obligations 5.4%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
U.S. Treasury(a)
3-month U.S. Treasury index + 0.048% 10/31/2019	1.957%	14,500,000	14,502,846
3-month U.S. Treasury index + 0.012% 01/31/2020	1.980%	15,000,000	14,995,478
Total U.S. Treasury Obligations (Cost $29,498,324)			29,498,324

Total Investments in Securities (Cost: $540,138,210)	540,138,210
Other Assets & Liabilities, Net	10,485,858
Net Assets	550,624,068
Notes to Portfolio of Investments
(a)	Variable rate security. The interest rate shown was the current rate as of July 31, 2018.
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Government Money Market Fund | Annual Report 2018	5

Portfolio of Investments  (continued)
July 31, 2018
Fair value measurements  (continued)
pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Short-term securities are valued using amortized cost, as permitted under Rule 2a-7 of the Investment Company Act of 1940, as amended. Generally, amortized cost approximates the current fair value of these securities, but because the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The following table is a summary of the inputs used to value the Fund’s investments at July 31, 2018:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Total ($)
Investments in Securities
Repurchase Agreements	—	70,000,000	—	70,000,000
U.S. Government & Agency Obligations	—	440,639,886	—	440,639,886
U.S. Treasury Obligations	—	29,498,324	—	29,498,324
Total Investments in Securities	—	540,138,210	—	540,138,210
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category represent certain short-term obligations which are valued using amortized cost, an income approach which converts future cash flows to a present value based upon the discount or premium at purchase.
There were no transfers of financial assets between levels during the period.
The accompanying Notes to Financial Statements are an integral part of this statement.
6	Columbia Government Money Market Fund | Annual Report 2018

Statement of Assets and Liabilities
July 31, 2018
Assets
Investments in securities, at value
Unaffiliated issuers (cost $470,138,210)	$470,138,210
Repurchase agreements (cost $70,000,000)	70,000,000
Cash	12,703,129
Receivable for:
Capital shares sold	945,336
Interest	83,438
Expense reimbursement due from Investment Manager	1,520
Prepaid expenses	4,831
Other assets	3,719
Total assets	553,880,183
Liabilities
Payable for:
Capital shares purchased	2,241,299
Distributions to shareholders	672,026
Management services fees	5,899
Transfer agent fees	84,394
Compensation of board members	160,689
Other expenses	91,808
Total liabilities	3,256,115
Net assets applicable to outstanding capital stock	$550,624,068
Represented by
Paid in capital	550,799,850
Excess of distributions over net investment income	(175,782)
Total - representing net assets applicable to outstanding capital stock	$550,624,068
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Government Money Market Fund | Annual Report 2018	7

Statement of Assets and Liabilities  (continued)
July 31, 2018
Class A
Net assets	$433,329,741
Shares outstanding	433,184,020
Net asset value per share	$1.00
Class C
Net assets	$7,042,109
Shares outstanding	7,043,334
Net asset value per share	$1.00
Institutional Class
Net assets	$94,238,562
Shares outstanding	94,253,732
Net asset value per share	$1.00
Institutional 2 Class
Net assets	$1,918,646
Shares outstanding	1,918,624
Net asset value per share	$1.00
Institutional 3 Class
Net assets	$10,311,796
Shares outstanding	10,311,775
Net asset value per share	$1.00
Class R
Net assets	$3,763,357
Shares outstanding	3,763,850
Net asset value per share	$1.00
Class T
Net assets	$19,857
Shares outstanding	19,859
Net asset value per share	$1.00
Maximum sales charge	2.50%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge per transaction for Class T shares)	$1.03
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Government Money Market Fund | Annual Report 2018

Statement of Operations
Year Ended July 31, 2018
Net investment income
Income:
Interest	$8,596,254
Total income	8,596,254
Expenses:
Management services fees	2,423,612
Transfer agent fees
Class A	1,035,410
Class C	29,815
Institutional Class	191,454
Institutional 2 Class	636
Institutional 3 Class	395
Class R	9,914
Class T	48
Compensation of board members	35,871
Custodian fees	9,363
Printing and postage fees	135,438
Registration fees	125,282
Audit fees	30,628
Legal fees	13,045
Compensation of chief compliance officer	177
Other	33,973
Total expenses	4,075,061
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(895,140)
Expense reduction	(3,240)
Total net expenses	3,176,681
Net investment income	5,419,573
Net increase in net assets resulting from operations	$5,419,573
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Government Money Market Fund | Annual Report 2018	9

Statement of Changes in Net Assets
	Year Ended July 31, 2018	Year Ended July 31, 2017 (a)
Operations
Net investment income	$5,419,573	$393,290
Net realized gain	—	26
Net increase in net assets resulting from operations	5,419,573	393,316
Distributions to shareholders
Net investment income
Class A	(4,355,364)	(260,666)
Class B	—	(47)
Class C	(124,100)	(12,282)
Class I	—	(529)
Institutional Class	(853,305)	(108,203)
Institutional 2 Class	(19,215)	(3,304)
Institutional 3 Class	(44,887)	(1,285)
Class R	(42,401)	(4,229)
Class T	(199)	(7)
Net realized gains
Class A	—	(313,203)
Class B	—	(215)
Class C	—	(7,030)
Class I	—	(172)
Institutional Class	—	(52,795)
Institutional 2 Class	—	(314)
Class R	—	(1,397)
Class T	—	(24)
Total distributions to shareholders	(5,439,471)	(765,702)
Decrease in net assets from capital stock activity	(220,978,501)	(753,370,622)
Total decrease in net assets	(220,998,399)	(753,743,008)
Net assets at beginning of year	771,622,467	1,525,365,475
Net assets at end of year	$550,624,068	$771,622,467
Excess of distributions over net investment income	$(175,782)	$(155,884)

(a)	Institutional 3 Class shares are based on operations from March 1, 2017 (commencement of operations) through the stated period end.
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Government Money Market Fund | Annual Report 2018

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	July 31, 2018		July 31, 2017 (a)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	68,283,466	68,300,627	1,119,303,849	1,119,303,851
Distributions reinvested	4,287,420	4,287,420	564,509	564,509
Redemptions	(271,049,525)	(271,074,733)	(1,816,953,053)	(1,816,971,936)
Net decrease	(198,478,639)	(198,486,686)	(697,084,695)	(697,103,576)
Class B
Subscriptions	—	—	190,833	190,832
Distributions reinvested	—	—	240	240
Redemptions	(10,000)	(9,372)	(1,242,265)	(1,241,193)
Net decrease	(10,000)	(9,372)	(1,051,192)	(1,050,121)
Class C
Subscriptions	6,574,574	6,574,573	15,489,784	15,489,784
Distributions reinvested	116,913	116,913	18,548	18,548
Redemptions	(17,113,501)	(17,112,321)	(22,174,859)	(22,174,458)
Net decrease	(10,422,014)	(10,420,835)	(6,666,527)	(6,666,126)
Class I
Distributions reinvested	—	—	565	565
Redemptions	—	—	(662,566)	(663,055)
Net decrease	—	—	(662,001)	(662,490)
Institutional Class
Subscriptions	79,552,935	79,552,934	148,713,941	148,713,940
Distributions reinvested	810,050	810,051	155,476	155,476
Redemptions	(101,125,704)	(101,120,061)	(196,904,594)	(196,887,550)
Net decrease	(20,762,719)	(20,757,076)	(48,035,177)	(48,018,134)
Institutional 2 Class
Subscriptions	2,528,666	2,528,667	309,923	309,923
Distributions reinvested	18,959	18,959	3,614	3,614
Redemptions	(2,067,440)	(2,067,440)	(71,313)	(71,341)
Net increase	480,185	480,186	242,224	242,196
Institutional 3 Class
Subscriptions	11,981,878	11,981,878	663,148	663,148
Distributions reinvested	44,772	44,772	1,270	1,270
Redemptions	(2,379,293)	(2,379,293)	—	—
Net increase	9,647,357	9,647,357	664,418	664,418
Class R
Subscriptions	6,079,967	6,079,966	9,706,526	9,706,528
Distributions reinvested	41,574	41,574	5,535	5,535
Redemptions	(7,542,445)	(7,541,854)	(10,432,586)	(10,432,173)
Net decrease	(1,420,904)	(1,420,314)	(720,525)	(720,110)
Class T
Subscriptions	—	—	88,286	88,285
Distributions reinvested	109	109	28	28
Redemptions	(11,871)	(11,870)	(144,991)	(144,992)
Net decrease	(11,762)	(11,761)	(56,677)	(56,679)
Total net decrease	(220,978,496)	(220,978,501)	(753,370,152)	(753,370,622)

(a)	Institutional 3 Class shares are based on operations from March 1, 2017 (commencement of operations) through the stated period end.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Government Money Market Fund | Annual Report 2018	11

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any, and is not annualized for periods of less than one year.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Year Ended 7/31/2018	$1.00	0.01	0.00 (b)	0.01	(0.01)	—	(0.01)
Year Ended 7/31/2017	$1.00	0.00 (b)	0.00 (b)	0.00 (b)	(0.00) (b)	(0.00) (b)	(0.00) (b)
Year Ended 7/31/2016	$1.00	0.00 (b)	0.00 (b)	0.00 (b)	(0.00) (b)	—	(0.00) (b)
Year Ended 7/31/2015	$1.00	0.00 (b)	0.00 (b)	0.00 (b)	(0.00) (b)	—	(0.00) (b)
Year Ended 7/31/2014	$1.00	0.00 (b)	0.00 (b)	0.00 (b)	(0.00) (b)	—	(0.00) (b)
Class C
Year Ended 7/31/2018	$1.00	0.01	0.00 (b)	0.01	(0.01)	—	(0.01)
Year Ended 7/31/2017	$1.00	0.00 (b)	0.00 (b)	0.00 (b)	(0.00) (b)	(0.00) (b)	(0.00) (b)
Year Ended 7/31/2016	$1.00	0.00 (b)	0.00 (b)	0.00 (b)	(0.00) (b)	—	(0.00) (b)
Year Ended 7/31/2015	$1.00	0.00 (b)	0.00 (b)	0.00 (b)	(0.00) (b)	—	(0.00) (b)
Year Ended 7/31/2014	$1.00	0.00 (b)	0.00 (b)	0.00 (b)	(0.00) (b)	—	(0.00) (b)
Institutional Class
Year Ended 7/31/2018	$1.00	0.01	0.00 (b)	0.01	(0.01)	—	(0.01)
Year Ended 7/31/2017	$1.00	0.00 (b)	0.00 (b)	0.00 (b)	(0.00) (b)	(0.00) (b)	(0.00) (b)
Year Ended 7/31/2016	$1.00	0.00 (b)	0.00 (b)	0.00 (b)	(0.00) (b)	—	(0.00) (b)
Year Ended 7/31/2015	$1.00	0.00 (b)	0.00 (b)	0.00 (b)	(0.00) (b)	—	(0.00) (b)
Year Ended 7/31/2014	$1.00	0.00 (b)	0.00 (b)	0.00 (b)	(0.00) (b)	—	(0.00) (b)
Institutional 2 Class
Year Ended 7/31/2018	$1.00	0.01	0.00 (b)	0.01	(0.01)	—	(0.01)
Year Ended 7/31/2017	$1.00	0.00 (b)	0.00 (b)	0.00 (b)	(0.00) (b)	(0.00) (b)	(0.00) (b)
Year Ended 7/31/2016	$1.00	0.00 (b)	0.00 (b)	0.00 (b)	(0.00) (b)	—	(0.00) (b)
Year Ended 7/31/2015	$1.00	0.00 (b)	0.00 (b)	0.00 (b)	(0.00) (b)	—	(0.00) (b)
Year Ended 7/31/2014	$1.00	0.00 (b)	0.00 (b)	0.00 (b)	(0.00) (b)	—	(0.00) (b)
Institutional 3 Class
Year Ended 7/31/2018	$1.00	0.01	0.00 (b)	0.01	(0.01)	—	(0.01)
Year Ended 7/31/2017(d)	$1.00	0.00 (b)	0.00 (b)	0.00 (b)	(0.00) (b)	—	(0.00) (b)
Class R
Year Ended 7/31/2018	$1.00	0.01	0.00 (b)	0.01	(0.01)	—	(0.01)
Year Ended 7/31/2017	$1.00	0.00 (b)	0.00 (b)	0.00 (b)	(0.00) (b)	(0.00) (b)	(0.00) (b)
Year Ended 7/31/2016	$1.00	0.00 (b)	0.00 (b)	0.00 (b)	(0.00) (b)	—	(0.00) (b)
Year Ended 7/31/2015	$1.00	0.00 (b)	0.00 (b)	0.00 (b)	(0.00) (b)	—	(0.00) (b)
Year Ended 7/31/2014	$1.00	0.00 (b)	0.00 (b)	0.00 (b)	(0.00) (b)	—	(0.00) (b)
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Government Money Market Fund | Annual Report 2018

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets	Total net expense ratio to average net assets(a)	Net investment income ratio to average net assets	Net assets, end of period (000’s)
Class A
Year Ended 7/31/2018	$1.00	0.90%	0.66%	0.51% (c)	0.86%	$433,330
Year Ended 7/31/2017	$1.00	0.06%	0.67%	0.52% (c)	0.03%	$631,833
Year Ended 7/31/2016	$1.00	0.01%	0.67%	0.31% (c)	0.01%	$1,329,247
Year Ended 7/31/2015	$1.00	0.01%	0.71%	0.11% (c)	0.01%	$1,423,534
Year Ended 7/31/2014	$1.00	0.01%	0.78%	0.09% (c)	0.01%	$1,605,518
Class C
Year Ended 7/31/2018	$1.00	0.90%	0.66%	0.51% (c)	0.85%	$7,042
Year Ended 7/31/2017	$1.00	0.09%	0.67%	0.52% (c)	0.05%	$17,463
Year Ended 7/31/2016	$1.00	0.01%	0.67%	0.31% (c)	0.01%	$24,137
Year Ended 7/31/2015	$1.00	0.01%	0.71%	0.11% (c)	0.01%	$25,847
Year Ended 7/31/2014	$1.00	0.01%	0.78%	0.09% (c)	0.01%	$28,023
Institutional Class
Year Ended 7/31/2018	$1.00	0.90%	0.65%	0.51% (c)	0.90%	$94,239
Year Ended 7/31/2017	$1.00	0.10%	0.67%	0.52% (c)	0.06%	$114,998
Year Ended 7/31/2016	$1.00	0.01%	0.67%	0.32% (c)	0.01%	$163,069
Year Ended 7/31/2015	$1.00	0.01%	0.71%	0.11% (c)	0.01%	$141,674
Year Ended 7/31/2014	$1.00	0.01%	0.78%	0.09% (c)	0.01%	$143,541
Institutional 2 Class
Year Ended 7/31/2018	$1.00	1.07%	0.49%	0.34%	1.12%	$1,919
Year Ended 7/31/2017	$1.00	0.28%	0.44%	0.35%	0.26%	$1,439
Year Ended 7/31/2016	$1.00	0.01%	0.43%	0.31%	0.01%	$1,197
Year Ended 7/31/2015	$1.00	0.01%	0.43%	0.10%	0.01%	$645
Year Ended 7/31/2014	$1.00	0.01%	0.44%	0.09%	0.01%	$499
Institutional 3 Class
Year Ended 7/31/2018	$1.00	1.08%	0.46%	0.33%	1.38%	$10,312
Year Ended 7/31/2017(d)	$1.00	0.21%	0.45% (e)	0.33% (e)	0.55% (e)	$664
Class R
Year Ended 7/31/2018	$1.00	0.90%	0.65%	0.51% (c)	0.87%	$3,763
Year Ended 7/31/2017	$1.00	0.10%	0.66%	0.52% (c)	0.08%	$5,184
Year Ended 7/31/2016	$1.00	0.01%	0.67%	0.30% (c)	0.01%	$5,905
Year Ended 7/31/2015	$1.00	0.01%	0.71%	0.11% (c)	0.01%	$6,655
Year Ended 7/31/2014	$1.00	0.01%	0.78%	0.09% (c)	0.01%	$8,051
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Government Money Market Fund | Annual Report 2018	13

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class T
Year Ended 7/31/2018	$1.00	0.01	0.00 (b)	0.01	(0.01)	—	(0.01)
Year Ended 7/31/2017	$1.00	0.00 (b)	0.00 (b)	0.00 (b)	(0.00) (b)	(0.00) (b)	(0.00) (b)
Year Ended 7/31/2016	$1.00	0.00 (b)	0.00 (b)	0.00 (b)	(0.00) (b)	—	(0.00) (b)
Year Ended 7/31/2015	$1.00	0.00 (b)	0.00 (b)	0.00 (b)	(0.00) (b)	—	(0.00) (b)
Year Ended 7/31/2014	$1.00	0.00 (b)	0.00 (b)	0.00 (b)	(0.00) (b)	—	(0.00) (b)

Notes to Financial Highlights
(a)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(b)	Rounds to zero.
(c)	The benefits derived from expense reductions had an impact of less than 0.01%.
(d)	Institutional 3 Class shares commenced operations on March 1, 2017. Per share data and total return reflect activity from that date.
(e)	Annualized.
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Government Money Market Fund | Annual Report 2018

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets	Total net expense ratio to average net assets(a)	Net investment income ratio to average net assets	Net assets, end of period (000’s)
Class T
Year Ended 7/31/2018	$1.00	0.90%	0.66%	0.52% (c)	0.85%	$20
Year Ended 7/31/2017	$1.00	0.04%	0.69%	0.52% (c)	0.01%	$32
Year Ended 7/31/2016	$1.00	0.01%	0.67%	0.35% (c)	0.01%	$88
Year Ended 7/31/2015	$1.00	0.01%	0.71%	0.11% (c)	0.01%	$45
Year Ended 7/31/2014	$1.00	0.01%	0.79%	0.10% (c)	0.00% (b)	$50
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Government Money Market Fund | Annual Report 2018	15

Notes to Financial Statements
July 31, 2018
Note 1. Organization
Columbia Government Money Market Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure. The Fund offers each of the share classes identified below.
Class A shares are not subject to any front-end sales charge or contingent deferred sales charge (CDSC).
Effective July 17, 2017, Class B shares of the Fund were no longer offered. On August 4, 2017, the capital owned by Columbia Management Investment Advisers, LLC in Class B shares was redeemed without a CDSC.
Class C shares are not subject to a CDSC. Effective July 1, 2018, Class C shares will automatically convert to Class A shares of the same Fund in the month of or the month following the 10-year anniversary of the Class C shares purchase date.
Institutional Class shares are not subject to sales charges and are generally available only to eligible investors, which are subject to different investment minimums as described in the Fund’s prospectus. Prior to November 1, 2017, Institutional Class shares were known as Class Z shares.
Institutional 2 Class shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans as described in the Fund’s prospectus. Prior to November 1, 2017, Institutional 2 Class shares were known as Class R5 shares.
Institutional 3 Class shares are not subject to sales charges and are available to institutional and certain other investors as described in the Fund’s prospectus. Prior to November 1, 2017, Institutional 3 Class shares were known as Class Y shares.
Class R shares are not subject to sales charges and are generally available only to certain retirement plans and other investors as described in the Fund’s prospectus.
Class T shares are subject to a maximum front-end sales charge of 2.50% per transaction and must be purchased through financial intermediaries that, by written agreement with Columbia Management Investment Distributors, Inc., are specifically authorized to sell Class T shares.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
16	Columbia Government Money Market Fund | Annual Report 2018

Notes to Financial Statements  (continued)
July 31, 2018
Security valuation
Securities in the Fund are valued utilizing the amortized cost valuation method permitted in accordance with Rule 2a-7 under the 1940 Act provided certain conditions are met, including that the Board of Trustees continues to believe that the amortized cost valuation method fairly reflects the market-based net asset value per share of the Fund. This method involves valuing a portfolio security initially at its cost and thereafter assuming a constant accretion or amortization to maturity of any discount or premium, respectively. The Board of Trustees has established procedures intended to stabilize the Fund’s net asset value for purposes of purchases and redemptions of Fund shares at $1.00 per share. These procedures include determinations, at such intervals as the Board of Trustees deems appropriate and reasonable in light of current market conditions, of the extent, if any, to which the Fund’s market-based net asset value deviates from $1.00 per share. In the event such deviation exceeds 1/2 of 1%, the Board of Trustees will promptly consider what action, if any, should be initiated.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Repurchase agreements
The Fund may invest in repurchase agreement transactions with institutions that management has determined are creditworthy. The Fund, through the custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Management is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on the Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of July 31, 2018:
	RBC Capital Markets ($)	TD Securities ($)	Total ($)
Assets
Repurchase agreements	35,000,000	35,000,000	70,000,000
Total financial and derivative net assets	35,000,000	35,000,000	70,000,000
Total collateral received (pledged) (a)	35,000,000	35,000,000	70,000,000
Net amount (b)	-	-	-

(a)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(b)	Represents the net amount due from/(to) counterparties in the event of default.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income, including amortization of premium and discount, is recognized daily.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Columbia Government Money Market Fund | Annual Report 2018	17

Notes to Financial Statements  (continued)
July 31, 2018
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its net tax-exempt and investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Distributions to shareholders
Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually after the fiscal year in which the capital gains were earned or more frequently to seek to maintain a net asset value of $1.00 per share, unless such capital gains are offset by any available capital loss carryforward. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncement
Accounting Standards Update 2017-08 Premium Amortization on Purchased Callable Debt Securities
In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date. The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset dates. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. At this time, management is evaluating the implication of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.39% to 0.18% as the Fund’s net assets increase. The effective management services fee rate for the year ended July 31, 2018 was 0.39% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation.
18	Columbia Government Money Market Fund | Annual Report 2018

Notes to Financial Statements  (continued)
July 31, 2018
Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan. All amounts payable under the Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated funds governed by the Board of Trustees, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class.
For the year ended July 31, 2018, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.21
Class C	0.21
Institutional Class	0.20
Institutional 2 Class	0.04
Institutional 3 Class	0.01
Class R	0.20
Class T	0.21
The Fund and certain other associated investment companies have severally, but not jointly, guaranteed the performance and observance of all the terms and conditions of a lease entered into by Seligman Data Corp. (SDC), the former transfer agent, including the payment of rent by SDC (the Guaranty). SDC was the legacy Seligman funds’ former transfer agent.
The lease and the Guaranty expire in January 2019. At July 31, 2018, the Fund’s total potential future obligation over the life of the Guaranty is $13,485. The liability remaining at July 31, 2018 for non-recurring charges associated with the lease amounted to $1,733 and is recorded as a part of the payable for other expenses in the Statement of Assets and Liabilities. SDC is owned by six associated investment companies, including the Fund. The Fund’s ownership interest in SDC at July 31, 2018 is recorded as a part of other assets in the Statement of Assets and Liabilities at a cost of $3,719, which approximates the fair value of the ownership interest.
Columbia Government Money Market Fund | Annual Report 2018	19

Notes to Financial Statements  (continued)
July 31, 2018
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended July 31, 2018, these minimum account balance fees reduced total expenses of the Fund by $3,240.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.10% of the Fund’s average daily net assets attributable to Class A and Class T shares, and a fee at an annual rate of up to 0.75% and 0.50% of the Fund’s average daily net assets attributable to Class C and Class R shares, respectively. For the year ended July 31, 2018, the Fund did not pay fees for Class A, Class C, Class R and Class T shares.
The amount of distribution and shareholder services expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $782,000 for Class C shares. These amounts are based on the most recent information available as of June 30, 2018, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution and/or shareholder services fee is reduced.
Sales charges (unaudited)
CDSCs received by the Distributor for distributing Fund shares for the year ended July 31, 2018, if any, are listed below. These CDSCs are from sale of shares issued by the Fund in exchange for shares of a non-money market fund subject to a CDSC that were subsequently redeemed within the CDSC timeframe imposed from the original purchase.
Amount ($)
Class A	366
Class C	1,840
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	December 1, 2017 through November 30, 2018	Prior to December 1, 2017
Class A	0.62%	0.62%
Class C	1.27	1.27
Institutional Class	0.52	0.52
Institutional 2 Class	0.34	0.38
Institutional 3 Class	0.34	0.33
Class R	0.77	0.77
Class T	0.62	0.62
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or
20	Columbia Government Money Market Fund | Annual Report 2018

Notes to Financial Statements  (continued)
July 31, 2018
unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. In addition, from time to time, the Investment Manager and its affiliates may waive or absorb expenses of the Fund for the purposes of allowing the Fund to avoid a negative net yield or to increase the Fund’s positive net yield. The Fund’s yield would be negative if Fund expenses exceed Fund income. Any such expense limitation is voluntary and may be revised or terminated at any time without notice. In addition to the contractual agreement, the Investment Manager and certain of its affiliates have voluntarily agreed to waive fees and/or reimburse Fund expenses (excluding certain fees and expenses described above) so that Fund level expenses (expenses directly attributable to the Fund and not to a specific share class) are waived proportionately across all share classes, but the Fund’s net operating expenses shall not exceed the contractual annual rates listed in the table above. This arrangement may be revised or discontinued at any time. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods. The contractual expense cap includes distribution and shareholder services fees. As discussed above, the distribution and/or shareholder services fee is not charged to Class A, Class C, Class R and Class T shares.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At July 31, 2018, these differences were primarily due to differing treatment for trustees’ deferred compensation and distributions. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications.
The Fund did not have any permanent differences; therefore, no reclassifications were made to the Statement of Assets and Liabilities.
The tax character of distributions paid during the years indicated was as follows:
Year Ended July 31, 2018			Year Ended July 31, 2017
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
5,439,471	—	5,439,471	389,571	376,131	765,702
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At July 31, 2018, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
655,704	—	—	—
At July 31, 2018, the cost of all investments for federal income tax purposes was $540,138,210. Tax cost of investments may also include timing differences that do not constitute adjustments to tax basis.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Columbia Government Money Market Fund | Annual Report 2018	21

Notes to Financial Statements  (continued)
July 31, 2018
Note 5. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not lend money under the Interfund Program during the year ended July 31, 2018.
Note 6. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed.
The Fund had no borrowings during the year ended July 31, 2018.
Note 7. Significant risks
Credit risk
Credit risk is the risk that the value of debt securities in the Fund’s portfolio may decline because the issuer may default and fail to pay interest or repay principal when due. Rating agencies assign credit ratings to debt securities to indicate their credit risk. Lower rated or unrated debt securities held by the Fund may present increased credit risk as compared to higher-rated debt securities.
Government money market fund risk
Although government money market funds (such as the Fund) may seek to preserve the value of shareholders’ investment at $1.00 per share, the net asset values of such money market fund shares can fall, and in infrequent cases in the past have fallen, below $1.00 per share, potentially causing shareholders who redeem their shares at such net asset values to lose money from their original investment.
At times of (i) significant redemption activity by shareholders, including, for example, when a single investor or a few large investors make a significant redemption of Fund shares, (ii) insufficient levels of cash in the Fund’s portfolio to satisfy redemption activity, and (iii) disruption in the normal operation of the markets in which the Fund buys and sells portfolio securities, the Fund could be forced to sell portfolio securities at unfavorable prices in order to generate sufficient cash to pay redeeming shareholders. Sales of portfolio securities at such times could result in losses to the Fund and cause the net asset value of Fund shares to fall below $1.00 per share. Additionally, in some cases, the default of a single portfolio security could cause the net asset value of Fund shares to fall below $1.00 per share. In addition, neither the Investment Manager nor any of its affiliates has a legal obligation to provide financial support to the Fund, and you should not expect that they or any person will provide financial support to the Fund at any time. The Fund may suspend redemptions or the payment of redemption proceeds when permitted by applicable regulations.
22	Columbia Government Money Market Fund | Annual Report 2018

Notes to Financial Statements  (continued)
July 31, 2018
It is possible that, during periods of low prevailing interest rates or otherwise, the income from portfolio securities may be less than the amount needed to pay ongoing Fund operating expenses and may prevent payment of any dividends or distributions to Fund shareholders or cause the net asset value of Fund shares to fall below $1.00 per share. In such cases, the Fund may reduce or eliminate the payment of such dividends or distributions or seek to reduce certain of its operating expenses. There is no guarantee that such actions would enable the Fund to maintain a constant net asset value of $1.00 per share.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates.
Shareholder concentration risk
At July 31, 2018, affiliated shareholders of record owned 65.9% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 8. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 9. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
Columbia Government Money Market Fund | Annual Report 2018	23

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust II and Shareholders of Columbia Government Money Market Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Government Money Market Fund (one of the funds constituting Columbia Funds Series Trust II, hereafter referred to as the "Fund") as of July 31, 2018, the related statement of operations for the year ended July 31, 2018, the statement of changes in net assets for each of the two years in the period ended July 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of July 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended July 31, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2018 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
September 21, 2018
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
24	Columbia Government Money Market Fund | Annual Report 2018

TRUSTEES AND OFFICERS
Shareholders elect the Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, Trustees not affiliated with the Investment Manager generally may serve through the end of the calendar year in which they reach either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Columbia Funds Board meeting they attended as a member of the Board.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1953	Trustee since 1/17	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	124	Advisory Board Member, University of Colorado Business School since November 2015; former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011- 2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance) since February 2018; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Interim Chair, Minnesota Sports Facilities Authority, March 2017-July 2017	124	Trustee, BlueCross BlueShield of Minnesota since 2009 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee since 2017); Chair of the Robina Foundation since August 2013; former Member of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017
Edward J. Boudreau, Jr. c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Chair of the Board since 1/18; Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Investments (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Mutual Life Insurance Company, including Senior Vice President and Treasurer and Senior Vice President Information Technology, 1968-1988	124	Former Trustee, Boston Museum of Science (Chair of Finance Committee) 1985-2013; former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
Columbia Government Money Market Fund | Annual Report 2018	25

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	124	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996; Director, Darien Rowayton Bank (Audit Committee) since 2017
William P. Carmichael c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies), 1998-2007; Adjunct Professor of Finance, Kelley School of Business, Indiana University, 1993-2007; Senior Vice President, Sara Lee Corporation, 1991-1993; Senior Vice President and Chief Financial Officer, Beatrice Foods Company, 1984-1990; Vice President, Esmark, Inc., 1973-1984; Associate, Price Waterhouse, 1968-1972	124	Director, The Finish Line (athletic shoes and apparel) since July 2003; former Director, Cobra Electronics Corporation (electronic equipment manufacturer), 1994-August 2014; former Director, Spectrum Brands, Inc. (consumer products), 2002-2009; former Director, Simmons Company (bedding), 2004-2010; former Trustee, BofA Funds Series Trust (11 funds) 2003-2011; former Director, McMoRan Exploration Company (oil and gas exploration and development) 2010 - 2013; former Director, International Textile Corp., 2012-2016; former Director, hhgregg, 2015-2017
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	124	Trustee, MA Taxpayers Foundation since 1997; Board of Directors, The MA Business Roundtable since 2003; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 12/17	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	122	Trustee, Catholic Schools Foundation since 2004
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	124	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
26	Columbia Government Money Market Fund | Annual Report 2018

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	124	Director, BlueCross BlueShield of South Carolina since April 2008; Director, National Association of Corporate Directors, Carolinas Chapter, since 2013; Board Chair, Hollingsworth Funds since 2016; Advisory Board member, Duke Energy Corp. since October 2016; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1964	Trustee since 12/17	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016	122	Director, NAPE Education Foundation since October 2016
Interested trustee not affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships/ held by Trustee during the past five years
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006, Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	122	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011
*	Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an “interested person” (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.
Columbia Government Money Market Fund | Annual Report 2018	27

TRUSTEES AND OFFICERS  (continued)
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010 - September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006 - August 2012.	194	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, 2006-January 2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
Nations Funds refer to the Funds within the Columbia Funds Complex that historically bore the Nations brand and includes series of Columbia Funds Series Trust. RiverSource Funds refer to the Funds within the Columbia Funds Complex that historically bore the RiverSource brand and includes series of Columbia Funds Series Trust II.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
28	Columbia Government Money Market Fund | Annual Report 2018

TRUSTEES AND OFFICERS  (continued)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously, Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017) and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously, Vice President and Group Counsel, August 2011 - August 2018); officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010 - 2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Columbia Government Money Market Fund | Annual Report 2018	29

Approval of Management Agreement
Columbia Management Investment Advisers, LLC (Columbia Threadneedle or the Investment Manager, and together with its domestic and global affiliates, Columbia Threadneedle Investments), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia Government Money Market Fund (the Fund). Under a management agreement (the Management Agreement), Columbia Threadneedle provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).
On an annual basis, the Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the Management Agreement. Columbia Threadneedle prepared detailed reports for the Board and its Contracts Committee in November 2017 and February, March, April and June 2018, including reports providing the results of analyses performed by an independent organization, Broadridge Financial Solutions, Inc. (Broadridge), and a comprehensive response to items of information requested by independent legal counsel to the Independent Trustees (Independent Legal Counsel) in a letter to the Investment Manager, to assist the Board in making this determination. Many of the materials presented at these meetings were first supplied in draft form to designated independent Board representatives, i.e., Independent Legal Counsel, Fund Counsel, the Chair of the Board (who is an Independent Trustee) and the Chair of the Contracts Committee (who is an Independent Trustee), and the final materials were revised to include information reflective of discussion and subsequent requests made by the Contracts Committee. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management personnel and reviews information prepared by Columbia Threadneedle addressing the services Columbia Threadneedle provides and Fund performance. The Board also accords appropriate weight to the work, deliberations and conclusions of the various committees, such as the Contracts Committee, the Investment Review Committee, the Audit Committee and the Compliance Committee in determining whether to continue the Management Agreement.
The Board, at its June 18-20, 2018 in-person Board meeting (the June Meeting), considered the renewal of the Management Agreement for an additional one-year term. At the June Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of management agreements and the Board’s legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement.
Nature, extent and quality of services provided by Columbia Threadneedle
The Board analyzed various reports and presentations it had received detailing the services performed by Columbia Threadneedle, as well as its history, reputation, expertise, resources and capabilities, and the qualifications of its personnel.
The Board specifically considered the many developments during recent years concerning the services provided by Columbia Threadneedle, including, in particular, the organization and depth of the equity and credit research departments and the various technological enhancements that have been made or are anticipated. The Board further observed the enhancements to the investment risk management department’s processes, systems and oversight, as well as planned 2018 initiatives in this regard. The Board also took into account the broad scope of services provided by Columbia Threadneedle to each Fund, including, among other services, investment, risk and compliance oversight. The Board also took into account the information it received concerning Columbia Threadneedle’s ability to attract and retain key portfolio management personnel and that it has sufficient resources to provide competitive and adequate compensation to investment personnel.
In connection with the Board’s evaluation of the overall package of services provided by Columbia Threadneedle, the Board also considered the nature, quality and range of administrative services provided to the Fund by Columbia Threadneedle, as well as the achievements in 2017 in the performance of administrative services, and noted the various enhancements anticipated for 2018. In evaluating the quality of services provided under the Management Agreement, the Board also took into account the organization and strength of the Fund’s and its service providers’ compliance programs. In addition, the Board reviewed the financial condition of Columbia Threadneedle and its affiliates and each entity’s ability to carry out its responsibilities under the Management Agreement and the Fund’s other service agreements with affiliates of Ameriprise Financial, observing the financial strength of Ameriprise Financial, with its strong cash position and solid balance sheet.
30	Columbia Government Money Market Fund | Annual Report 2018

Approval of Management Agreement  (continued)
The Board also discussed the acceptability of the terms of the Management Agreement (including the relatively broad scope of services required to be performed by Columbia Threadneedle), noting that no material changes are proposed from the form of agreement previously approved. They also noted the wide array of legal and compliance services provided to the Funds under the Management Agreement. It was also observed that the services being performed under the Management Agreement were of a reasonably high quality.
Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that Columbia Threadneedle and its affiliates are in a position to continue to provide a high quality and level of services to the Fund.
Investment performance
For purposes of evaluating the nature, extent and quality of services provided under the Management Agreement, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered detailed reports providing the results of analyses performed by an independent organization showing, for various periods, including since manager inception, the performance of the Fund, the percentage ranking of the Fund among its comparison group and the net assets of the Fund. The Board observed that the Fund’s investment performance met expectations.
Comparative fees, costs of services provided and the profits realized by Columbia Threadneedle and its affiliates from their relationships with the Fund
The Board reviewed comparative fees and the costs of services provided under the Management Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by an independent organization) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to Columbia Threadneedle’s profitability.
The Board considered the reports of its independent fee consultant, JDL Consultants, LLC (JDL), which assisted in the Board’s analysis of the Funds’ performance and expenses, the reasonableness of the Funds’ fee rates, and JDL’s conclusion that the management fees being charged to the Fund are reasonable. The Board accorded particular weight to the notion that the level of fees should generally reflect a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with certain defined exceptions) are generally in line with the "pricing philosophy" currently in effect (i.e., that Fund total expense ratios, in general, approximate or are lower than median expense ratios of funds in an agreed upon Lipper or customized comparison universe). The Board took into account that the Fund’s total expense ratio (after considering proposed expense caps/waivers) was below the peer universe’s median expense ratio shown in the reports. Based on its review, the Board concluded that the Fund’s management fee was fair and reasonable in light of the extent and quality of services that the Fund receives.
The Board also considered the profitability of Columbia Threadneedle and its affiliates in connection with Columbia Threadneedle providing management services to the Fund. In this regard, the Independent Trustees referred to their detailed analysis of the Profitability Report, discussing the profitability to Columbia Threadneedle and Ameriprise Financial from managing, operating and distributing the Funds. The Board considered that in 2017 the Board had concluded that 2016 profitability was reasonable and that Columbia Threadneedle generated 2017 profitability that only increased slightly from 2016 levels. It also took into account the indirect economic benefits flowing to Columbia Threadneedle or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Fund should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.
Columbia Government Money Market Fund | Annual Report 2018	31

Approval of Management Agreement  (continued)
Economies of scale to be realized
The Board also considered the economies of scale that might be realized by Columbia Threadneedle as the Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth. In this regard, the Board took into account that management fees decline as Fund assets exceed various breakpoints, all of which have not been surpassed. The Board concluded that the breakpoints in the management fee rate schedule satisfactorily provides for the sharing of economies of scale, as they allow for adequate opportunity for shareholders to realize benefits (fee breaks) as Fund assets grow.
Based on the foregoing, the Board, including all of the Independent Trustees, concluded that the management fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On June 20, 2018, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement.
32	Columbia Government Money Market Fund | Annual Report 2018

Additional information
The Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the SEC at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
Through October 31, 2018:
P.O. Box 8081
Boston, MA 02266-8081
Effective November 1, 2018:
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Government Money Market Fund | Annual Report 2018	33

Columbia Government Money Market Fund
Through October 31, 2018:
P.O. Box 8081
Boston, MA 02266-8081
Effective November 1, 2018:
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2018 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus .com/investor/
ANN200_07_H01_(09/18)

Annual Report
July 31, 2018
Columbia Income Opportunities Fund
Not FDIC Insured • No bank guarantee • May lose value

President’s Message
Dear Shareholders,
The year 2017 was an extraordinary year in the financial markets. The S&P 500 Index didn’t experience a single down month and returned over 20%. Continuing this trend, January 2018 marked the fastest start for the index ever. Low volatility, which had been a feature of the U.S. equity market for several years, along with the surge in the S&P 500 Index, drove investor sentiment to very high levels. This arguably set the stage for an overdue correction, which we witnessed in February 2018.
A return to volatility
There have been few periods of market upheaval such as were experienced in the first part of 2018. While investors were taken by surprise by the sudden and pronounced market swings, the return to some level of volatility actually marked a resumption of relatively normal market conditions. Having said that, it’s important to distinguish between a good technical correction where excess enthusiasm in the marketplace is being let out, versus a real change in the underlying fundamentals – things like an underperforming economy or weaker corporate earnings. Our view is that the recent market volatility falls into the former category, and the fundamentals remain strong. We’re continuing to see improvements in global economic activity, and we’re seeing corporate earnings expectations continue to rise – and not just because of tax reform.
Consistency is more important than ever
It’s important to keep in mind that when it comes to long-term investing, it’s the destination, not the journey that matters most. If you have a financial goal that you’ve worked out with your financial advisor, and you have a good asset allocation plan to reach it, it’s a question of sticking with your plan rather than become focused on near-term volatility. Bouts of volatility are normal. After all, it’s hard to cross the ocean without hitting an occasional rough patch. You need to focus on the destination.
One final thought. In weathering volatility, it’s the consistency of the return that is essential. Investors who chase higher returns are usually the first to sell when an investment goes through a bad patch, and they therefore don’t tend to benefit from the recovery. More disciplined investors who perhaps panic less or not at all during periods of volatility, tend to have improved long-term results and are more likely to reach their financial goals. Nothing is more important to us than making sure those who have entrusted us to protect and grow their assets are able to do what matters most to them.
Your success is our priority. Talk to your financial advisor about how working with Columbia Threadneedle Investments may help you position your portfolio for consistent, sustainable outcomes, no matter the market conditions.
Sincerely,
Christopher O. Petersen
President, Columbia Funds
The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance. Past performance is no guarantee of future results.
Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
© 2018 Columbia Management Investment Advisers, LLC. All rights reserved.
Columbia Income Opportunities Fund   |  Annual Report 2018

Columbia Income Opportunities Fund  |  Annual Report 2018

Fund at a Glance
Investment objective
Columbia Income Opportunities Fund (the Fund) seeks to provide shareholders with a high total return through current income and capital appreciation.
Portfolio management
Brian Lavin, CFA
Portfolio Manager
Managed Fund since 2003
Average annual total returns (%) (for the period ended July 31, 2018)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	06/19/03	-0.12	4.12	6.96
	Including sales charges		-4.85	3.11	6.44
Advisor Class*		11/08/12	0.15	4.38	7.12
Class C	Excluding sales charges	06/19/03	-0.87	3.36	6.20
	Including sales charges		-1.83	3.36	6.20
Institutional Class*		09/27/10	0.14	4.38	7.19
Institutional 2 Class*		11/08/12	0.21	4.49	7.18
Institutional 3 Class*		03/07/11	0.26	4.56	7.29
Class R*		09/27/10	-0.37	3.87	6.70
Class T*	Excluding sales charges	09/27/10	-0.12	4.15	6.97
	Including sales charges		-2.64	3.61	6.70
ICE BofAML BB-B US Cash Pay High Yield Constrained Index			1.88	5.18	7.61
Returns for Class A shares are shown with and without the maximum initial sales charge of 4.75%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. Returns for Class T shares are shown with and without the maximum initial sales charge of 2.50% per transaction. The Fund’s other classes are not subject to sales charges and have limited eligibility. Effective November 1, 2017, Class R4, Class R5, Class Y and Class Z shares were renamed Advisor Class, Institutional 2 Class, Institutional 3 Class and Institutional Class shares, respectively. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. Since the Fund launched more than one share class at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The ICE BofAML BB-B US Cash Pay High Yield Constrained Index is an unmanaged index of high yield bonds. The index is subject to a 2% cap on allocation to any one issuer. The 2% cap is intended to provide broad diversification and better reflect the overall character of the high yield market.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
2	Columbia Income Opportunities Fund | Annual Report 2018

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (July 31, 2008 — July 31, 2018)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Income Opportunities Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Portfolio breakdown (%) (at July 31, 2018)
Common Stocks	0.0 (a)
Convertible Bonds	0.0 (a)
Corporate Bonds & Notes	94.0
Money Market Funds	3.5
Senior Loans	2.5
Total	100.0

(a)	Rounds to zero.
Percentages indicated are based upon total investments and exclude investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Quality breakdown (%) (at July 31, 2018)
BBB rating	0.1
BB rating	47.5
B rating	49.3
CCC rating	3.0
Not rated	0.1
Total	100.0
Percentages indicated are based upon total fixed income investments (excluding Money Market Funds and derivatives, if any).
Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the average rating of Moody’s, S&P and Fitch. When ratings are available from only two rating agencies, the average of the two rating is used. When a rating is available from only one rating agency, that rating is used. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.

Columbia Income Opportunities Fund | Annual Report 2018	3

Manager Discussion of Fund Performance
For the 12-month period ended July 31, 2018, the Fund’s Class A shares returned -0.12% excluding sales charges. The Fund underperformed its benchmark, the unmanaged ICE BofAML BB-B US Cash Pay High Yield Constrained Index, which returned 1.88% for the same time period. While the majority of high-yield sectors posted positive returns, the Fund’s overweight in longer maturity issues weighed on relative performance.
Modestly positive returns for high-yield bonds
High-yield bonds posted a modestly positive return over the 12-month period ended July 31, 2018 as lower quality issues outperformed higher quality issues. For the period, high-yield market returns were driven by higher interest rates and commodity prices, supportive earnings and U.S. economic data, a low default rate and mixed technical (i.e., supply/demand) factors. Most high-yield sectors saw positive returns. Energy, transportation, utilities, insurance and financial services issues outperformed with returns of 7.1%, 6.0%, 5.6%, 4.4% and 3.5%, respectively, while the automotive, consumer goods, media, banking and retail sectors underperformed, with returns of -2.2%, -1.8%, -0.4%, -0.4% and 1.1%, respectively.
Yields of 10-year U.S. Treasury bonds increased 66 basis points over the period to 2.96%. The Federal Reserve (Fed) hiked interest rates three times during the period and began to reduce its balance sheet in the fall of 2017. The high-yield market had shown little reaction to Fed tightening and rising rates through January 2018, but volatility increased in February on worries over increasing inflation and the pace of future Fed rate hikes. These concerns led longer dated bonds to meaningfully underperform the shorter part of the market over the period. The high-yield market was also hurt by near-record outflows from high-yield funds, a spike in volatility, negative equity market returns and escalating global trade tensions.
U.S. tax reform was signed into law in December and gave a boost to U.S. corporate issues. Economic data improved over the fourth quarter of 2017 and remained supportive and in line with expectations. Corporate earnings were also broadly positive, with the majority of companies exceeding earning expectations across most market sectors. During the period, the energy sector continued to outperform the broader high-yield market as oil prices rose by 37% over the period to $68 per barrel, near a three-year high.
Longer duration bonds underperformed
The largest detractor from relative performance over the past 12 months came from the Fund’s overweight to longer duration bonds and an underweight to shorter duration bonds. This positioning did not derive from top-down or macroeconomic views, but resulted from bottom-up security selection. Longer maturity bonds underperformed the benchmark meaningfully over the period as interest rates increased and longer bonds experienced spread widening. Security selection was weakest within cable and satellite TV, gas distribution, electric generation, support services, energy exploration and production and metals/mining. Positive results were seen within pharmaceuticals. Industry allocation also detracted meaningfully within some sectors. An underweight to oil field services and an overweight to cable and satellite TV were notable detractors, partially offset by overweights to electric generation and energy exploration and production, and an underweight within banking. In addition, the portfolio maintains a duration hedging program begun in 2013 using interest rate futures. This strategy is used purely to achieve a market neutral stance. The hedging program contributed to relative performance over the past 12 months, but was not sufficient to offset the Fund’s overweight allocation to longer duration securities given spread widening.
At period’s end
At the close of the reporting period, the high-yield market continued to be supported by stable corporate fundamentals, a strengthening U.S. economy, corporate tax reform, limited default risk in the near-term and balanced technical factors, as lower issuance and inventories had offset outflows. These factors steadied the high-yield market despite bouts of equity market volatility and increasingly heated global trade rhetoric. Continued strength within the U.S. economy over recent quarters have likely provided more room for the economy to absorb any negative impacts from increased tariffs, higher interest rates or other potential shocks. Corporate earnings continued to be supportive of credit. The majority of companies were exceeding earnings and revenue estimates, and this strength was seen across all market sectors. At the same time, some companies were reporting pressure on input costs from rising energy prices, wages and transportation expenses. U.S. economic data remained supportive and had generally been within expectations. Consumer sentiment indicators remained elevated, employment was still strong, and recent U.S. GDP, ISM Manufacturing, retail sales and industrial production data have met or exceeded expectations. Conversely, we continued to see downside surprises from eurozone economic reports.
4	Columbia Income Opportunities Fund | Annual Report 2018

Manager Discussion of Fund Performance  (continued)
While the pace and mix of Fed balance sheet reduction has now been communicated and the reduction has begun, the unprecedented nature of the reduction and its resulting impact on markets remains a question mark. It is important to acknowledge that this is occurring at the same time as potentially significant changes in U.S. trade policy, which decreases the margin for error. While Fed tightening has historically preceded high yield default cycles, we have not seen the deterioration in the credit quality of new issuance in the high-yield market that has typically preceded a default cycle.
The Fund’s portfolio remained positioned more conservatively than the benchmark. While this conservative positioning had negatively impacted performance, we ultimately expect higher quality credits to outperform, and we believe that most of the headwinds from increases in longer term rates are behind us. Nevertheless, we will continue to monitor fluctuations in interest rates and look to exit positions in securities that are nearing spread targets and that we believe have limited catalysts for further tightening. Conversely, we continue to see upside in high-yield credits that we believe have the potential for ratings upgrades and continue to maintain positions in those securities.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Foreign investments subject the Fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Fixed-income securities present issuer default risk. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund’s income and yield. These risks may be heightened for longer maturity and duration securities. Prepayment and extension risk exists because a loan, bond or other investment may be called, prepaid or redeemed before maturity and similar yielding investments may not be available for purchase. Non-investment-grade (high-yield or junk) securities present greater price volatility and more risk to principal and income than higher rated securities. The Fund may invest significantly in issuers within a particular sector, which may be negatively affected by market, economic or other conditions, making the Fund more vulnerable to unfavorable developments in the sector. Market or other (e.g., interest rate) environments may adversely affect the liquidity of fund investments, negatively impacting their price. Generally, the less liquid the market at the time the Fund sells a holding, the greater the risk of loss or decline of value to the fund. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Columbia Income Opportunities Fund | Annual Report 2018	5

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
February 1, 2018 — July 31, 2018
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	991.80	1,019.64	5.14	5.21	1.04
Advisor Class	1,000.00	1,000.00	993.10	1,020.88	3.90	3.96	0.79
Class C	1,000.00	1,000.00	988.10	1,015.92	8.82	8.95	1.79
Institutional Class	1,000.00	1,000.00	993.10	1,020.88	3.90	3.96	0.79
Institutional 2 Class	1,000.00	1,000.00	992.40	1,021.22	3.56	3.61	0.72
Institutional 3 Class	1,000.00	1,000.00	993.70	1,021.47	3.31	3.36	0.67
Class R	1,000.00	1,000.00	990.60	1,018.40	6.37	6.46	1.29
Class T	1,000.00	1,000.00	991.80	1,019.64	5.14	5.21	1.04
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
6	Columbia Income Opportunities Fund | Annual Report 2018

Portfolio of Investments
July 31, 2018
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 0.0%
Issuer	Shares	Value ($)
Consumer Discretionary —%
Auto Components —%
Lear Corp.	540	97,270
Media —%
Haights Cross Communications, Inc.(a),(b),(c),(d)	275,078	0
Loral Space & Communications, Inc.(b)	101	3,990
Ziff Davis Holdings, Inc.(a),(b),(d)	6,107	61
Total		4,051
Total Consumer Discretionary		101,321
Industrials —%
Commercial Services & Supplies —%
Quad/Graphics, Inc.	1,298	26,687
Total Industrials		26,687
Utilities —%
Independent Power and Renewable Electricity Producers —%
Calpine Corp. Escrow(a),(b),(c),(d)	23,187,000	0
Total Utilities		0
Total Common Stocks (Cost $3,191,147)		128,008

Convertible Bonds —%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Wirelines —%
At Home Corp.(a),(c),(d),(e)
Subordinated
06/12/2015	0.000%	3,896,787	0
Total Convertible Bonds (Cost $—)			0

Corporate Bonds & Notes 92.3%

Aerospace & Defense 1.4%
Bombardier, Inc.(f)
01/15/2023	6.125%	1,800,000	1,826,530
12/01/2024	7.500%	3,049,000	3,239,797
03/15/2025	7.500%	1,050,000	1,104,268
TransDigm, Inc.
07/15/2024	6.500%	800,000	818,286
05/15/2025	6.500%	3,677,000	3,740,487
06/15/2026	6.375%	9,643,000	9,691,225
Total			20,420,593
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Automotive 0.4%
Delphi Technologies PLC(f)
10/01/2025	5.000%	3,910,000	3,700,150
IHO Verwaltungs GmbH PIK(f)
09/15/2023	4.500%	1,200,000	1,160,865
Total			4,861,015
Banking 0.9%
Ally Financial, Inc.
11/01/2031	8.000%	10,422,000	12,597,134
Brokerage/Asset Managers/Exchanges 0.1%
VFH Parent LLC/Orchestra Co-Issuer, Inc.(f)
06/15/2022	6.750%	908,000	934,109
Building Materials 1.0%
American Builders & Contractors Supply Co., Inc.(f)
05/15/2026	5.875%	6,005,000	5,978,470
Beacon Roofing Supply, Inc.(f)
11/01/2025	4.875%	7,295,000	6,804,856
James Hardie International Finance DAC(f)
01/15/2025	4.750%	1,430,000	1,402,624
Total			14,185,950
Cable and Satellite 9.9%
Altice U.S. Finance I Corp.(f)
07/15/2023	5.375%	3,600,000	3,632,792
05/15/2026	5.500%	1,618,000	1,589,006
CCO Holdings LLC/Capital Corp.(f)
05/01/2025	5.375%	6,519,000	6,421,900
02/15/2026	5.750%	8,985,000	8,932,869
05/01/2026	5.500%	106,000	104,313
05/01/2027	5.125%	3,752,000	3,583,805
05/01/2027	5.875%	5,846,000	5,805,721
Cequel Communications Holdings I LLC/Capital Corp.(f)
04/01/2028	7.500%	7,060,000	7,289,852
CSC Holdings LLC(f)
10/15/2025	6.625%	9,854,000	10,173,693
02/01/2028	5.375%	8,773,000	8,262,078
DISH DBS Corp.
11/15/2024	5.875%	5,420,000	4,518,925
07/01/2026	7.750%	18,970,000	16,548,783
Sirius XM Radio, Inc.(f)
04/15/2025	5.375%	5,678,000	5,645,698
07/15/2026	5.375%	2,665,000	2,611,474
08/01/2027	5.000%	7,450,000	7,097,094
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Income Opportunities Fund | Annual Report 2018	7

Portfolio of Investments  (continued)
July 31, 2018
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Unitymedia Hessen GmbH & Co. KG NRW(f)
01/15/2025	5.000%	14,823,000	15,074,309
Virgin Media Secured Finance PLC(f)
01/15/2026	5.250%	13,688,000	12,867,363
08/15/2026	5.500%	4,893,000	4,657,030
Ziggo Bond Finance BV(f)
01/15/2027	6.000%	5,350,000	4,892,720
Ziggo BV(f)
01/15/2027	5.500%	11,043,000	10,515,774
Total			140,225,199
Chemicals 2.7%
Angus Chemical Co.(f)
02/15/2023	8.750%	6,093,000	6,269,435
Axalta Coating Systems LLC(f)
08/15/2024	4.875%	4,749,000	4,707,812
Chemours Co. (The)
05/15/2023	6.625%	1,850,000	1,940,931
Koppers, Inc.(f)
02/15/2025	6.000%	2,101,000	2,103,927
Platform Specialty Products Corp.(f)
02/01/2022	6.500%	2,648,000	2,714,200
12/01/2025	5.875%	6,732,000	6,763,311
PQ Corp.(f)
11/15/2022	6.750%	7,000,000	7,345,156
12/15/2025	5.750%	3,376,000	3,350,710
SPCM SA(f)
09/15/2025	4.875%	2,650,000	2,534,370
Total			37,729,852
Construction Machinery 0.9%
H&E Equipment Services, Inc.
09/01/2025	5.625%	1,733,000	1,716,831
Ritchie Bros. Auctioneers, Inc.(f)
01/15/2025	5.375%	2,029,000	1,990,861
United Rentals North America, Inc.
10/15/2025	4.625%	1,176,000	1,134,962
09/15/2026	5.875%	5,603,000	5,690,317
05/15/2027	5.500%	2,514,000	2,485,710
Total			13,018,681
Consumer Cyclical Services 1.1%
APX Group, Inc.
12/01/2022	7.875%	9,167,000	9,222,919
Interval Acquisition Corp.
04/15/2023	5.625%	6,179,000	6,213,522
Total			15,436,441
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Consumer Products 2.0%
Mattel, Inc.(f)
12/31/2025	6.750%	3,669,000	3,555,668
Prestige Brands, Inc.(f)
03/01/2024	6.375%	6,621,000	6,635,374
Scotts Miracle-Gro Co. (The)
10/15/2023	6.000%	6,652,000	6,868,190
12/15/2026	5.250%	2,320,000	2,231,388
Spectrum Brands, Inc.
07/15/2025	5.750%	8,674,000	8,692,380
Total			27,983,000
Diversified Manufacturing 1.0%
Apergy Corp.(f)
05/01/2026	6.375%	4,456,000	4,546,230
BWX Technologies, Inc.(f)
07/15/2026	5.375%	1,088,000	1,106,830
Gates Global LLC/Co.(f)
07/15/2022	6.000%	552,000	555,793
SPX FLOW, Inc.(f)
08/15/2024	5.625%	1,680,000	1,671,484
WESCO Distribution, Inc.
06/15/2024	5.375%	3,540,000	3,485,509
Zekelman Industries, Inc.(f)
06/15/2023	9.875%	2,993,000	3,269,879
Total			14,635,725
Electric 4.6%
AES Corp.
03/15/2023	4.500%	2,256,000	2,248,855
05/15/2026	6.000%	1,976,000	2,071,439
09/01/2027	5.125%	4,441,000	4,485,774
Calpine Corp.
01/15/2025	5.750%	4,834,000	4,446,352
Calpine Corp.(f)
06/01/2026	5.250%	1,286,000	1,216,614
NextEra Energy Operating Partners LP(f)
09/15/2027	4.500%	4,392,000	4,134,198
NRG Energy, Inc.
01/15/2027	6.625%	8,890,000	9,193,016
NRG Yield Operating LLC
08/15/2024	5.375%	8,769,000	8,741,325
09/15/2026	5.000%	8,001,000	7,520,708
Pattern Energy Group, Inc.(f)
02/01/2024	5.875%	6,974,000	7,044,207
TerraForm Power Operating LLC(f)
01/31/2028	5.000%	6,853,000	6,452,682

The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Income Opportunities Fund | Annual Report 2018

Portfolio of Investments  (continued)
July 31, 2018
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Vistra Energy Corp.
11/01/2024	7.625%	3,990,000	4,287,000
Vistra Energy Corp.(f)
01/30/2026	8.125%	2,839,000	3,123,329
Total			64,965,499
Finance Companies 3.3%
Avolon Holdings Funding Ltd.(f)
01/15/2023	5.500%	4,714,000	4,704,888
iStar, Inc.
04/01/2022	6.000%	3,079,000	3,087,975
Navient Corp.
01/25/2022	7.250%	5,777,000	6,039,530
06/15/2022	6.500%	3,411,000	3,479,994
03/25/2024	6.125%	2,529,000	2,502,256
10/25/2024	5.875%	3,496,000	3,387,135
06/15/2026	6.750%	2,124,000	2,091,356
Park Aerospace Holdings Ltd.(f)
08/15/2022	5.250%	501,000	501,904
Provident Funding Associates LP/Finance Corp.(f)
06/15/2025	6.375%	4,177,000	4,077,166
Quicken Loans, Inc.(f)
05/01/2025	5.750%	6,588,000	6,561,958
01/15/2028	5.250%	700,000	651,759
Springleaf Finance Corp.
03/15/2023	5.625%	2,559,000	2,564,924
03/15/2025	6.875%	3,841,000	3,897,232
03/15/2026	7.125%	3,312,000	3,365,333
Total			46,913,410
Food and Beverage 3.2%
B&G Foods, Inc.
04/01/2025	5.250%	11,564,000	11,101,637
FAGE International SA/U.S.A. Dairy Industry, Inc.(f)
08/15/2026	5.625%	6,815,000	6,192,770
Lamb Weston Holdings, Inc.(f)
11/01/2024	4.625%	2,632,000	2,584,045
11/01/2026	4.875%	5,768,000	5,693,160
Pinnacle Foods Finance LLC/Corp.
01/15/2024	5.875%	850,000	893,166
Post Holdings, Inc.(f)
08/15/2026	5.000%	9,994,000	9,414,218
03/01/2027	5.750%	8,755,000	8,525,269
01/15/2028	5.625%	1,446,000	1,378,794
Total			45,783,059
Gaming 4.7%
Boyd Gaming Corp.
05/15/2023	6.875%	4,851,000	5,107,031
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Boyd Gaming Corp.(f)
08/15/2026	6.000%	3,032,000	3,050,607
Eldorado Resorts, Inc.
04/01/2025	6.000%	5,065,000	5,122,695
GLP Capital LP/Financing II, Inc.
04/15/2026	5.375%	8,171,000	8,299,432
06/01/2028	5.750%	1,884,000	1,915,444
International Game Technology PLC(f)
02/15/2025	6.500%	5,130,000	5,412,663
Jack Ohio Finance LLC/1 Corp.(f)
11/15/2021	6.750%	2,524,000	2,607,302
MGM Growth Properties Operating Partnership LP/Finance Co-Issuer, Inc.
05/01/2024	5.625%	2,076,000	2,126,470
09/01/2026	4.500%	1,700,000	1,597,655
MGM Resorts International
12/15/2021	6.625%	6,034,000	6,423,567
Penn National Gaming, Inc.(f)
01/15/2027	5.625%	3,776,000	3,564,631
Rivers Pittsburgh Borrower LP/Finance Corp.(f)
08/15/2021	6.125%	3,593,000	3,569,390
Scientific Games International, Inc.(f)
10/15/2025	5.000%	7,189,000	6,885,617
Seminole Tribe of Florida, Inc.(f)
10/01/2020	7.804%	1,730,000	1,730,000
Stars Group Holdings BV/Co-Borrower LLC(f)
07/15/2026	7.000%	2,062,000	2,124,295
Tunica-Biloxi Gaming Authority(f)
12/15/2020	3.780%	7,257,976	1,814,494
Wynn Las Vegas LLC/Capital Corp.(f)
03/01/2025	5.500%	4,719,000	4,662,150
05/15/2027	5.250%	736,000	691,421
Total			66,704,864
Health Care 5.4%
Acadia Healthcare Co., Inc.
03/01/2024	6.500%	2,648,000	2,711,489
Change Healthcare Holdings LLC/Finance, Inc.(f)
03/01/2025	5.750%	5,494,000	5,315,209
Charles River Laboratories International, Inc.(f)
04/01/2026	5.500%	1,382,000	1,399,225
CHS/Community Health Systems, Inc.
03/31/2023	6.250%	3,042,000	2,828,634
DaVita, Inc.
07/15/2024	5.125%	2,562,000	2,489,019
05/01/2025	5.000%	4,700,000	4,429,886
Envision Healthcare Corp.(f)
12/01/2024	6.250%	3,539,000	3,782,412

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Income Opportunities Fund | Annual Report 2018	9

Portfolio of Investments  (continued)
July 31, 2018
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
HCA, Inc.
04/15/2025	5.250%	12,563,000	12,859,474
06/15/2026	5.250%	11,696,000	11,871,580
02/15/2027	4.500%	3,887,000	3,777,737
Hologic, Inc.(f)
10/15/2025	4.375%	4,639,000	4,485,380
02/01/2028	4.625%	1,384,000	1,307,444
MPH Acquisition Holdings LLC(f)
06/01/2024	7.125%	7,654,000	7,913,532
Teleflex, Inc.
06/01/2026	4.875%	1,661,000	1,641,885
11/15/2027	4.625%	2,825,000	2,692,397
Tenet Healthcare Corp.
07/15/2024	4.625%	6,670,000	6,465,318
Total			75,970,621
Healthcare Insurance 0.8%
Centene Corp.(f)
06/01/2026	5.375%	4,084,000	4,179,227
WellCare Health Plans, Inc.
04/01/2025	5.250%	7,583,000	7,622,090
Total			11,801,317
Home Construction 1.5%
Lennar Corp.
11/15/2024	5.875%	2,630,000	2,717,040
06/01/2026	5.250%	4,607,000	4,498,874
11/29/2027	4.750%	3,566,000	3,352,707
Meritage Homes Corp.
04/01/2022	7.000%	1,600,000	1,725,110
06/01/2025	6.000%	4,105,000	4,140,188
06/06/2027	5.125%	1,767,000	1,624,604
Taylor Morrison Communities, Inc./Holdings II(f)
03/01/2024	5.625%	3,500,000	3,412,703
Total			21,471,226
Independent Energy 7.2%
Callon Petroleum Co.
10/01/2024	6.125%	1,980,000	2,014,028
Callon Petroleum Co.(f)
07/01/2026	6.375%	5,166,000	5,212,303
Carrizo Oil & Gas, Inc.
04/15/2023	6.250%	6,207,000	6,326,249
Centennial Resource Production LLC(f)
01/15/2026	5.375%	1,809,000	1,760,284
Chaparral Energy, Inc.(f)
07/15/2023	8.750%	2,150,000	2,156,540
CrownRock LP/Finance, Inc.(f)
10/15/2025	5.625%	8,098,000	7,817,785
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Diamondback Energy, Inc.
05/31/2025	5.375%	7,583,000	7,595,990
Diamondback Energy, Inc.(f)
05/31/2025	5.375%	1,713,000	1,715,934
Endeavor Energy Resources LP/Finance, Inc.(f)
01/30/2026	5.500%	787,000	769,297
01/30/2028	5.750%	9,435,000	9,237,526
Halcon Resources Corp.
02/15/2025	6.750%	373,000	347,344
Indigo Natural Resources LLC(f)
02/15/2026	6.875%	2,803,000	2,713,811
Jagged Peak Energy LLC(f)
05/01/2026	5.875%	3,893,000	3,833,900
Laredo Petroleum, Inc.
03/15/2023	6.250%	9,757,000	9,825,631
Parsley Energy LLC/Finance Corp.(f)
08/15/2025	5.250%	8,474,000	8,381,871
10/15/2027	5.625%	8,359,000	8,320,749
SM Energy Co.
09/15/2026	6.750%	10,355,000	10,560,153
Whiting Petroleum Corp.
01/15/2026	6.625%	3,720,000	3,843,225
WPX Energy, Inc.
01/15/2022	6.000%	2,289,000	2,380,860
09/15/2024	5.250%	5,535,000	5,513,120
06/01/2026	5.750%	1,868,000	1,874,947
Total			102,201,547
Leisure 0.7%
Boyne U.S.A., Inc.(f)
05/01/2025	7.250%	2,300,000	2,406,281
Live Nation Entertainment, Inc.(f)
11/01/2024	4.875%	2,720,000	2,683,125
03/15/2026	5.625%	1,351,000	1,352,027
Viking Cruises Ltd.(f)
09/15/2027	5.875%	2,769,000	2,716,117
Total			9,157,550
Lodging 0.2%
Hilton Grand Vacations Borrower LLC/Inc.
12/01/2024	6.125%	2,736,000	2,796,074
Media and Entertainment 2.6%
Match Group, Inc.
06/01/2024	6.375%	6,683,000	7,101,570
Match Group, Inc.(f)
12/15/2027	5.000%	1,667,000	1,567,093

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Income Opportunities Fund | Annual Report 2018

Portfolio of Investments  (continued)
July 31, 2018
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Netflix, Inc.
11/15/2026	4.375%	1,884,000	1,768,464
Netflix, Inc.(f)
04/15/2028	4.875%	6,003,000	5,677,457
11/15/2028	5.875%	14,422,000	14,481,145
Outfront Media Capital LLC/Corp.
03/15/2025	5.875%	6,594,000	6,648,783
Ziff Davis Media, Inc.(a),(c),(d),(e)
12/15/2011	0.000%	753,352	0
Total			37,244,512
Metals and Mining 4.8%
Alcoa Nederland Holding BV(f)
09/30/2026	7.000%	2,229,000	2,409,939
Big River Steel LLC/Finance Corp.(f)
09/01/2025	7.250%	3,937,000	4,082,283
Constellium NV(f)
02/15/2026	5.875%	7,566,000	7,444,763
Freeport-McMoRan, Inc.
03/15/2043	5.450%	16,569,000	14,709,494
Grinding Media, Inc./Moly-Cop AltaSteel Ltd.(f)
12/15/2023	7.375%	3,184,000	3,314,748
HudBay Minerals, Inc.(f)
01/15/2023	7.250%	1,772,000	1,830,416
01/15/2025	7.625%	5,028,000	5,202,512
Novelis Corp.(f)
08/15/2024	6.250%	2,909,000	2,918,771
09/30/2026	5.875%	8,886,000	8,517,373
Teck Resources Ltd.
07/15/2041	6.250%	17,093,000	17,820,632
Total			68,250,931
Midstream 6.8%
DCP Midstream Operating LP
07/15/2025	5.375%	2,529,000	2,581,967
04/01/2044	5.600%	2,362,000	2,262,033
Delek Logistics Partners LP/Finance Corp.
05/15/2025	6.750%	3,649,000	3,677,141
Energy Transfer Equity LP
06/01/2027	5.500%	16,680,000	17,091,162
Holly Energy Partners LP/Finance Corp.(f)
08/01/2024	6.000%	4,320,000	4,421,205
NGPL PipeCo LLC(f)
12/15/2037	7.768%	9,737,000	11,884,077
NuStar Logistics LP
04/28/2027	5.625%	3,998,000	3,916,437
Rockies Express Pipeline LLC(f)
04/15/2040	6.875%	6,679,000	7,772,065
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Rockpoint Gas Storage Canada Ltd.(f)
03/31/2023	7.000%	3,719,000	3,703,466
Sunoco LP/Finance Corp.(f)
01/15/2023	4.875%	1,608,000	1,580,355
02/15/2026	5.500%	4,475,000	4,268,031
Tallgrass Energy Partners LP/Finance Corp.(f)
09/15/2024	5.500%	3,247,000	3,338,640
01/15/2028	5.500%	2,988,000	3,001,816
Targa Resources Partners LP/Finance Corp.
02/01/2027	5.375%	17,916,000	17,698,052
Targa Resources Partners LP/Finance Corp.(f)
01/15/2028	5.000%	6,117,000	5,780,981
TransMontaigne Partners LP/TLP Finance Corp.
02/15/2026	6.125%	3,539,000	3,504,778
Total			96,482,206
Oil Field Services 1.7%
Calfrac Holdings LP(f)
06/15/2026	8.500%	1,986,000	1,915,769
Diamond Offshore Drilling, Inc.
08/15/2025	7.875%	1,921,000	1,992,430
Nabors Industries, Inc.
01/15/2023	5.500%	590,000	572,626
Nabors Industries, Inc.(f)
02/01/2025	5.750%	8,190,000	7,743,923
SESI LLC
09/15/2024	7.750%	4,006,000	4,134,537
Transocean Guardian Ltd.(f)
01/15/2024	5.875%	3,489,000	3,522,568
Transocean Pontus Ltd.(f)
08/01/2025	6.125%	969,000	986,141
U.S.A. Compression Partners LP/Finance Corp.(f)
04/01/2026	6.875%	3,474,000	3,572,540
Total			24,440,534
Other Financial Institutions 0.2%
FTI Consulting, Inc.
11/15/2022	6.000%	2,378,000	2,436,216
Other Industry 0.2%
KAR Auction Services, Inc.(f)
06/01/2025	5.125%	2,365,000	2,296,460
WeWork Companies, Inc.(f)
05/01/2025	7.875%	1,121,000	1,093,010
Total			3,389,470

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Income Opportunities Fund | Annual Report 2018	11

Portfolio of Investments  (continued)
July 31, 2018
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Other REIT 0.6%
CyrusOne LP/Finance Corp.
03/15/2024	5.000%	3,085,000	3,096,612
03/15/2027	5.375%	5,930,000	5,890,221
Total			8,986,833
Packaging 3.2%
Ardagh Packaging Finance PLC/Holdings U.S.A., Inc.(f)
05/15/2024	7.250%	11,745,000	12,231,713
02/15/2025	6.000%	5,316,000	5,189,245
Berry Global, Inc.
07/15/2023	5.125%	8,530,000	8,479,434
Multi-Color Corp.(f)
11/01/2025	4.875%	4,456,000	4,139,201
Owens-Brockway Glass Container, Inc.(f)
08/15/2023	5.875%	4,679,000	4,745,994
Reynolds Group Issuer, Inc./LLC(f)
07/15/2023	5.125%	10,633,000	10,568,032
Total			45,353,619
Pharmaceuticals 2.3%
Bausch Health Companies, Inc.(f)
12/01/2021	5.625%	5,120,000	5,075,297
03/15/2024	7.000%	5,459,000	5,797,414
Catalent Pharma Solutions, Inc.(f)
01/15/2026	4.875%	2,653,000	2,599,332
Jaguar Holding Co. II/Pharmaceutical Product Development LLC(f)
08/01/2023	6.375%	8,739,000	8,816,594
Valeant Pharmaceuticals International, Inc.(f)
04/01/2026	9.250%	9,644,000	10,257,600
Total			32,546,237
Property & Casualty 0.0%
Lumbermens Mutual Casualty Co.(e),(f)
12/01/2097	0.000%	4,600,000	1,086
Subordinated
12/01/2037	0.000%	180,000	42
Lumbermens Mutual Casualty Co.(e)
Subordinated
07/01/2026	0.000%	9,865,000	2,328
Total			3,456
Restaurants 0.4%
1011778 BC ULC/New Red Finance, Inc.(f)
10/15/2025	5.000%	5,612,000	5,383,266
Retailers 0.4%
L Brands, Inc.
11/01/2035	6.875%	3,946,000	3,399,598
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Party City Holdings, Inc.(f),(g)
08/01/2026	6.625%	1,216,000	1,219,148
Penske Automotive Group, Inc.
12/01/2024	5.375%	773,000	756,906
Total			5,375,652
Technology 5.5%
Camelot Finance SA(f)
10/15/2024	7.875%	4,765,000	4,730,878
CDK Global, Inc.
06/15/2026	5.875%	440,000	451,644
06/01/2027	4.875%	3,432,000	3,364,180
Equinix, Inc.
01/15/2026	5.875%	14,703,000	15,196,286
First Data Corp.(f)
01/15/2024	5.750%	8,605,000	8,800,979
Gartner, Inc.(f)
04/01/2025	5.125%	8,223,000	8,285,117
Iron Mountain, Inc.(f)
09/15/2027	4.875%	2,950,000	2,702,896
03/15/2028	5.250%	5,786,000	5,351,142
MSCI, Inc.(f)
08/15/2025	5.750%	2,990,000	3,122,980
08/01/2026	4.750%	3,710,000	3,664,627
PTC, Inc.
05/15/2024	6.000%	5,969,000	6,231,827
Qualitytech LP/QTS Finance Corp.(f)
11/15/2025	4.750%	6,147,000	5,839,951
Symantec Corp.(f)
04/15/2025	5.000%	6,723,000	6,633,893
VeriSign, Inc.
04/01/2025	5.250%	2,810,000	2,873,115
Total			77,249,515
Transportation Services 0.8%
Avis Budget Car Rental LLC/Finance, Inc.
04/01/2023	5.500%	750,000	739,757
Avis Budget Car Rental LLC/Finance, Inc.(f)
03/15/2025	5.250%	6,243,000	5,774,837
Hertz Corp. (The)(f)
06/01/2022	7.625%	4,553,000	4,444,138
Total			10,958,732
Wireless 6.9%
Altice France SA(f)
05/01/2026	7.375%	21,030,000	20,794,506
02/01/2027	8.125%	2,906,000	2,964,998

The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Income Opportunities Fund | Annual Report 2018

Portfolio of Investments  (continued)
July 31, 2018
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
SBA Communications Corp.
09/01/2024	4.875%	19,080,000	18,459,633
Sprint Capital Corp.
11/15/2028	6.875%	2,200,000	2,123,176
Sprint Corp.
02/15/2025	7.625%	16,596,000	17,382,003
03/01/2026	7.625%	5,426,000	5,627,489
T-Mobile U.S.A., Inc.
01/15/2026	6.500%	18,062,000	18,987,100
02/01/2026	4.500%	2,022,000	1,897,232
02/01/2028	4.750%	2,528,000	2,343,395
Wind Tre SpA(f)
01/20/2026	5.000%	7,635,000	6,879,776
Total			97,459,308
Wirelines 2.9%
CenturyLink, Inc.
03/15/2022	5.800%	2,800,000	2,803,257
04/01/2024	7.500%	14,490,000	15,141,224
Frontier Communications Corp.
01/15/2023	7.125%	4,701,000	3,408,028
09/15/2025	11.000%	1,970,000	1,600,345
Telecom Italia Capital SA
09/30/2034	6.000%	7,438,000	7,354,099
Zayo Group LLC/Capital, Inc.(f)
01/15/2027	5.750%	11,307,000	11,196,067
Total			41,503,020
Total Corporate Bonds & Notes (Cost $1,324,189,079)			1,306,856,373

Senior Loans 2.5%
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Consumer Products 0.2%
Serta Simmons Bedding LLC(h),(i)
2nd Lien Term Loan
3-month USD LIBOR + 8.000% 11/08/2024	10.097%	4,781,388	3,231,405
Independent Energy 0.4%
Chesapeake Energy Corp.(h),(i)
Tranche A Term Loan
3-month USD LIBOR + 7.500% 08/23/2021	9.577%	4,626,447	4,832,324
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Pharmaceuticals 1.0%
Bausch Health Companies, Inc.(h),(i)
Term Loan
3-month USD LIBOR + 3.000% 06/02/2025	5.092%	14,573,703	14,586,674
Property & Casualty 0.6%
Hub International Limited(h),(i)
Term Loan
3-month USD LIBOR + 3.000% 04/25/2025	5.335%	7,721,000	7,713,279
Technology 0.3%
Ascend Learning LLC(h),(i)
Term Loan
3-month USD LIBOR + 3.000% 07/12/2024	5.077%	1,417,290	1,415,518
Greeneden US Holdings I LLC/Genesys Telecommunications Laboratories, Inc.(h),(i)
Tranche B3 Term Loan
3-month USD LIBOR + 3.500% 12/01/2023	5.577%	2,339,506	2,350,361
Hyland Software, Inc.(h),(i)
Tranche 3 1st Lien Term Loan
3-month USD LIBOR + 3.250% 07/01/2022	5.327%	986,155	988,621
Total			4,754,500
Total Senior Loans (Cost $36,536,539)			35,118,182

Money Market Funds 3.5%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 2.035%(j),(k)	49,107,861	49,102,950
Total Money Market Funds (Cost $49,106,819)		49,102,950
Total Investments in Securities (Cost: $1,413,023,584)		1,391,205,513
Other Assets & Liabilities, Net		23,977,066
Net Assets		1,415,182,579

At July 31, 2018, securities and/or cash totaling $1,001,700 were pledged as collateral.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Income Opportunities Fund | Annual Report 2018	13

Portfolio of Investments  (continued)
July 31, 2018
Investments in derivatives
Short futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
U.S. Treasury 10-Year Note	(954)	09/2018	USD	(114,633,480)	—	(220,223)
Notes to Portfolio of Investments
(a)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At July 31, 2018, the value of these securities amounted to $61, which represents less than 0.01% of net assets.
(b)	Non-income producing investment.
(c)	Negligible market value.
(d)	Valuation based on significant unobservable inputs.
(e)	Represents securities that have defaulted on payment of interest. The Fund has stopped accruing interest on these securities. At July 31, 2018, the value of these securities amounted to $3,456, which represents less than 0.01% of net assets.
(f)	Represents privately placed and other securities and instruments exempt from SEC registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund’s Board of Trustees. At July 31, 2018, the value of these securities amounted to $707,210,709, which represents 49.97% of net assets.
(g)	Represents a security purchased on a when-issued basis.
(h)	The stated interest rate represents the weighted average interest rate at July 31, 2018 of contracts within the senior loan facility. Interest rates on contracts are primarily determined either weekly, monthly or quarterly by reference to the indicated base lending rate and spread and the reset period. These base lending rates are primarily the London Interbank Offered Rate (“LIBOR”) and other short-term rates. Base lending rates may be subject to a floor or minimum rate. The interest rate for senior loans purchased on a when-issued or delayed delivery basis will be determined upon settlement, therefore no interest rate is disclosed. Senior loans often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, cannot be predicted with accuracy. As a result, remaining maturities of senior loans may be less than the stated maturities.
(i)	Variable rate security. The interest rate shown was the current rate as of July 31, 2018.
(j)	The rate shown is the seven-day current annualized yield at July 31, 2018.
(k)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended July 31, 2018 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 2.035%
	89,135,533	520,689,821	(560,717,493)	49,107,861	(2,098)	(5,725)	1,115,790	49,102,950
Abbreviation Legend
PIK	Payment In Kind
Currency Legend
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Income Opportunities Fund | Annual Report 2018

Portfolio of Investments  (continued)
July 31, 2018
Fair value measurements  (continued)
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The following table is a summary of the inputs used to value the Fund’s investments at July 31, 2018:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments in Securities
Common Stocks
Consumer Discretionary	101,260	—	61	—	101,321
Industrials	26,687	—	—	—	26,687
Utilities	—	—	0*	—	0*
Total Common Stocks	127,947	—	61	—	128,008
Convertible Bonds	—	—	0*	—	0*
Corporate Bonds & Notes	—	1,306,856,373	0*	—	1,306,856,373
Senior Loans	—	35,118,182	—	—	35,118,182
Money Market Funds	—	—	—	49,102,950	49,102,950
Total Investments in Securities	127,947	1,341,974,555	61	49,102,950	1,391,205,513
Investments in Derivatives
Liability
Futures Contracts	(220,223)	—	—	—	(220,223)
Total	(92,276)	1,341,974,555	61	49,102,950	1,390,985,290

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Income Opportunities Fund | Annual Report 2018	15

Portfolio of Investments  (continued)
July 31, 2018
Fair value measurements  (continued)
*	Rounds to zero.
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
Derivative instruments are valued at unrealized appreciation (depreciation).
There were no transfers of financial assets between levels during the period.
The Fund does not hold any significant investments (greater than one percent of net assets) categorized as Level 3.
The Fund’s assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances.
Certain corporate bonds, convertible bonds and common stock classified as Level 3 are valued using an income approach. To determine fair value for these securities, management considered estimates of future distributions from the liquidation of company assets or potential actions related to the respective company’s bankruptcy filing. Significant increases (decreases) to any of these inputs would result in a significantly higher (lower) fair value measurement. Generally, a change in the bankruptcy filings would result in a directionally similar change to estimates of future distributions.
Certain corporate bonds and common stock classified as Level 3 are valued using a market approach. To determine fair value for these securities, management considered various factors which may have included, but were not limited to, trades of similar securities, single market quotations from broker dealers, estimated earnings of the respective company, market multiples derived from a set of comparable companies, and the position of the security within the respective company’s capital structure. Significant increases (decreases) to any of these inputs would result in a significantly higher (lower) fair value measurement. Generally, a change in estimated earnings of the respective company may result in a change to the comparable companies and market multiples utilized.
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Income Opportunities Fund | Annual Report 2018

Statement of Assets and Liabilities
July 31, 2018
Assets
Investments in securities, at value
Unaffiliated issuers (cost $1,363,916,765)	$1,342,102,563
Affiliated issuers (cost $49,106,819)	49,102,950
Cash	50,553
Margin deposits on:
Futures contracts	1,001,700
Receivable for:
Investments sold	10,466,293
Capital shares sold	4,686,548
Dividends	95,722
Interest	19,859,320
Foreign tax reclaims	69,363
Prepaid expenses	7,965
Total assets	1,427,442,977
Liabilities
Payable for:
Investments purchased	2,352,630
Investments purchased on a delayed delivery basis	1,216,000
Capital shares purchased	2,611,992
Distributions to shareholders	5,583,273
Variation margin for futures contracts	44,719
Management services fees	24,441
Distribution and/or service fees	4,358
Transfer agent fees	104,392
Compensation of board members	215,688
Other expenses	102,905
Total liabilities	12,260,398
Net assets applicable to outstanding capital stock	$1,415,182,579
Represented by
Paid in capital	1,466,590,231
Excess of distributions over net investment income	(607,468)
Accumulated net realized loss	(28,761,890)
Unrealized appreciation (depreciation) on:
Investments - unaffiliated issuers	(21,814,202)
Investments - affiliated issuers	(3,869)
Futures contracts	(220,223)
Total - representing net assets applicable to outstanding capital stock	$1,415,182,579
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Income Opportunities Fund | Annual Report 2018	17

Statement of Assets and Liabilities  (continued)
July 31, 2018
Class A
Net assets	$421,366,025
Shares outstanding	43,860,864
Net asset value per share	$9.61
Maximum sales charge	4.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$10.09
Advisor Class
Net assets	$15,072,347
Shares outstanding	1,563,392
Net asset value per share	$9.64
Class C
Net assets	$53,674,120
Shares outstanding	5,592,490
Net asset value per share	$9.60
Institutional Class
Net assets	$340,273,997
Shares outstanding	35,341,588
Net asset value per share	$9.63
Institutional 2 Class
Net assets	$76,460,205
Shares outstanding	7,936,971
Net asset value per share	$9.63
Institutional 3 Class
Net assets	$507,398,775
Shares outstanding	52,737,803
Net asset value per share	$9.62
Class R
Net assets	$826,822
Shares outstanding	86,048
Net asset value per share	$9.61
Class T
Net assets	$110,288
Shares outstanding	11,479
Net asset value per share	$9.61
Maximum sales charge	2.50%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge per transaction for Class T shares)	$9.86
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Income Opportunities Fund | Annual Report 2018

Statement of Operations
Year Ended July 31, 2018
Net investment income
Income:
Dividends — unaffiliated issuers	$3,233
Dividends — affiliated issuers	1,115,790
Interest	88,599,749
Interfund lending	663
Foreign taxes withheld	(42)
Total income	89,719,393
Expenses:
Management services fees	10,311,044
Distribution and/or service fees
Class A	1,152,238
Class C	778,913
Class R	5,564
Class T	335
Transfer agent fees
Class A	586,082
Advisor Class	16,563
Class C	99,073
Institutional Class	539,196
Institutional 2 Class	49,876
Institutional 3 Class	45,573
Class K	326
Class R	1,411
Class T	170
Plan administration fees
Class K	1,384
Compensation of board members	55,103
Custodian fees	23,532
Printing and postage fees	124,110
Registration fees	172,519
Audit fees	38,840
Legal fees	22,391
Compensation of chief compliance officer	428
Other	39,110
Total expenses	14,063,781
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(48,357)
Expense reduction	(580)
Total net expenses	14,014,844
Net investment income	75,704,549
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	11,449,795
Investments — affiliated issuers	(2,098)
Futures contracts	5,129,397
Swap contracts	86,206
Net realized gain	16,663,300
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(93,157,675)
Investments — affiliated issuers	(5,725)
Futures contracts	(159,041)
Net change in unrealized appreciation (depreciation)	(93,322,441)
Net realized and unrealized loss	(76,659,141)
Net decrease in net assets resulting from operations	$(954,592)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Income Opportunities Fund | Annual Report 2018	19

Statement of Changes in Net Assets
	Year Ended July 31, 2018	Year Ended July 31, 2017
Operations
Net investment income	$75,704,549	$115,146,276
Net realized gain	16,663,300	64,400,521
Net change in unrealized appreciation (depreciation)	(93,322,441)	15,903,949
Net increase (decrease) in net assets resulting from operations	(954,592)	195,450,746
Distributions to shareholders
Net investment income
Class A	(20,520,551)	(50,250,924)
Advisor Class	(612,683)	(492,575)
Class B	—	(108,908)
Class C	(2,880,095)	(3,516,358)
Class I	—	(10,535,473)
Institutional Class	(19,823,234)	(37,212,596)
Institutional 2 Class	(4,083,437)	(5,131,663)
Institutional 3 Class	(27,866,070)	(5,771,650)
Class K	(24,997)	(28,427)
Class R	(46,614)	(67,918)
Class T	(5,959)	(56,987)
Total distributions to shareholders	(75,863,640)	(113,173,479)
Decrease in net assets from capital stock activity	(335,682,326)	(987,585,064)
Total decrease in net assets	(412,500,558)	(905,307,797)
Net assets at beginning of year	1,827,683,137	2,732,990,934
Net assets at end of year	$1,415,182,579	$1,827,683,137
Excess of distributions over net investment income	$(607,468)	$(658,416)
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Income Opportunities Fund | Annual Report 2018

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	July 31, 2018		July 31, 2017
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	5,529,661	53,973,934	26,184,744	257,593,420
Distributions reinvested	1,922,380	18,839,515	4,884,596	48,097,861
Redemptions	(13,628,279)	(133,384,397)	(137,820,324)	(1,350,793,905)
Net decrease	(6,176,238)	(60,570,948)	(106,750,984)	(1,045,102,624)
Advisor Class
Subscriptions	827,626	8,111,631	1,070,536	10,624,614
Distributions reinvested	60,509	593,677	49,629	492,042
Redemptions	(463,201)	(4,533,046)	(991,572)	(9,842,914)
Net increase	424,934	4,172,262	128,593	1,273,742
Class B
Subscriptions	—	—	2,288	22,422
Distributions reinvested	—	—	9,161	90,146
Redemptions	(1,013)	(1,745)	(450,649)	(4,459,820)
Net decrease	(1,013)	(1,745)	(439,200)	(4,347,252)
Class C
Subscriptions	284,624	2,810,866	733,600	7,210,775
Distributions reinvested	282,971	2,772,587	326,924	3,226,685
Redemptions	(3,821,817)	(37,075,013)	(2,371,936)	(23,419,667)
Net decrease	(3,254,222)	(31,491,560)	(1,311,412)	(12,982,207)
Class I
Subscriptions	—	—	1,767,680	17,247,547
Distributions reinvested	—	—	961,557	9,451,760
Redemptions	—	—	(38,575,098)	(377,759,211)
Net decrease	—	—	(35,845,861)	(351,059,904)
Institutional Class
Subscriptions	6,255,883	61,908,528	113,373,336	1,113,004,905
Distributions reinvested	1,701,773	16,728,231	1,818,426	18,054,189
Redemptions	(49,341,621)	(489,238,083)	(107,452,204)	(1,062,804,383)
Net increase (decrease)	(41,383,965)	(410,601,324)	7,739,558	68,254,711
Institutional 2 Class
Subscriptions	2,874,979	28,314,462	12,054,574	119,015,326
Distributions reinvested	413,287	4,060,751	514,774	5,101,565
Redemptions	(5,219,093)	(51,432,066)	(10,471,429)	(103,143,613)
Net increase (decrease)	(1,930,827)	(19,056,853)	2,097,919	20,973,278
Institutional 3 Class
Subscriptions	33,215,258	330,637,729	37,191,823	364,889,999
Distributions reinvested	1,576,006	15,480,977	576,996	5,770,864
Redemptions	(16,664,926)	(162,575,180)	(3,360,404)	(33,461,821)
Net increase	18,126,338	183,543,526	34,408,415	337,199,042
Class K
Subscriptions	721	7,216	59,917	596,665
Distributions reinvested	2,376	23,696	2,819	27,988
Redemptions	(93,698)	(910,895)	(26,530)	(261,266)
Net increase (decrease)	(90,601)	(879,983)	36,206	363,387
Class R
Subscriptions	30,662	301,648	93,042	920,385
Distributions reinvested	3,725	36,651	6,155	60,842
Redemptions	(107,174)	(1,060,401)	(87,766)	(866,857)
Net increase (decrease)	(72,787)	(722,102)	11,431	114,370
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Income Opportunities Fund | Annual Report 2018	21

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	July 31, 2018		July 31, 2017
	Shares	Dollars ($)	Shares	Dollars ($)
Class T
Subscriptions	3	31	12,435	121,606
Distributions reinvested	563	5,526	5,760	56,554
Redemptions	(7,965)	(79,156)	(249,643)	(2,449,767)
Net decrease	(7,399)	(73,599)	(231,448)	(2,271,607)
Total net decrease	(34,365,780)	(335,682,326)	(100,156,783)	(987,585,064)
The accompanying Notes to Financial Statements are an integral part of this statement.
22	Columbia Income Opportunities Fund | Annual Report 2018

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Columbia Income Opportunities Fund | Annual Report 2018	23

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Year Ended 7/31/2018	$10.06	0.44	(0.45)	(0.01)	(0.44)	—	(0.44)
Year Ended 7/31/2017	$9.70	0.44	0.35	0.79	(0.43)	—	(0.43)
Year Ended 7/31/2016	$9.92	0.44	(0.14)	0.30	(0.45)	(0.07)	(0.52)
Year Ended 7/31/2015	$10.08	0.44	(0.13)	0.31	(0.44)	(0.03)	(0.47)
Year Ended 7/31/2014	$9.96	0.48	0.12	0.60	(0.48)	—	(0.48)
Advisor Class
Year Ended 7/31/2018	$10.09	0.46	(0.45)	0.01	(0.46)	—	(0.46)
Year Ended 7/31/2017	$9.73	0.47	0.35	0.82	(0.46)	—	(0.46)
Year Ended 7/31/2016	$9.95	0.46	(0.13)	0.33	(0.48)	(0.07)	(0.55)
Year Ended 7/31/2015	$10.11	0.47	(0.14)	0.33	(0.46)	(0.03)	(0.49)
Year Ended 7/31/2014	$9.99	0.50	0.13	0.63	(0.51)	—	(0.51)
Class C
Year Ended 7/31/2018	$10.05	0.36	(0.45)	(0.09)	(0.36)	—	(0.36)
Year Ended 7/31/2017	$9.69	0.37	0.35	0.72	(0.36)	—	(0.36)
Year Ended 7/31/2016	$9.91	0.37	(0.14)	0.23	(0.38)	(0.07)	(0.45)
Year Ended 7/31/2015	$10.07	0.36	(0.13)	0.23	(0.36)	(0.03)	(0.39)
Year Ended 7/31/2014	$9.95	0.41	0.12	0.53	(0.41)	—	(0.41)
Institutional Class
Year Ended 7/31/2018	$10.08	0.46	(0.45)	0.01	(0.46)	—	(0.46)
Year Ended 7/31/2017	$9.72	0.47	0.35	0.82	(0.46)	—	(0.46)
Year Ended 7/31/2016	$9.94	0.46	(0.13)	0.33	(0.48)	(0.07)	(0.55)
Year Ended 7/31/2015	$10.10	0.47	(0.14)	0.33	(0.46)	(0.03)	(0.49)
Year Ended 7/31/2014	$9.98	0.50	0.13	0.63	(0.51)	—	(0.51)
Institutional 2 Class
Year Ended 7/31/2018	$10.08	0.47	(0.45)	0.02	(0.47)	—	(0.47)
Year Ended 7/31/2017	$9.72	0.48	0.35	0.83	(0.47)	—	(0.47)
Year Ended 7/31/2016	$9.95	0.47	(0.14)	0.33	(0.49)	(0.07)	(0.56)
Year Ended 7/31/2015	$10.11	0.48	(0.13)	0.35	(0.48)	(0.03)	(0.51)
Year Ended 7/31/2014	$9.99	0.51	0.14	0.65	(0.53)	—	(0.53)
The accompanying Notes to Financial Statements are an integral part of this statement.
24	Columbia Income Opportunities Fund | Annual Report 2018

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 7/31/2018	$9.61	(0.12%)	1.04%	1.03% (c)	4.45%	46%	$421,366
Year Ended 7/31/2017	$10.06	8.37%	1.10% (d)	1.06% (c),(d)	4.45%	53%	$503,167
Year Ended 7/31/2016	$9.70	3.29%	1.13%	1.07% (c)	4.63%	53%	$1,520,106
Year Ended 7/31/2015	$9.92	3.10%	1.12%	1.07% (c)	4.37%	61%	$1,622,952
Year Ended 7/31/2014	$10.08	6.18%	1.13%	1.08% (c)	4.73%	65%	$1,632,562
Advisor Class
Year Ended 7/31/2018	$9.64	0.15%	0.79%	0.79% (c)	4.73%	46%	$15,072
Year Ended 7/31/2017	$10.09	8.63%	0.83% (d)	0.81% (c),(d)	4.71%	53%	$11,488
Year Ended 7/31/2016	$9.73	3.55%	0.89%	0.82% (c)	4.94%	53%	$9,824
Year Ended 7/31/2015	$9.95	3.35%	0.87%	0.82% (c)	4.64%	61%	$3,759
Year Ended 7/31/2014	$10.11	6.45%	0.88%	0.83% (c)	4.93%	65%	$2,500
Class C
Year Ended 7/31/2018	$9.60	(0.87%)	1.78%	1.78% (c)	3.69%	46%	$53,674
Year Ended 7/31/2017	$10.05	7.58%	1.83% (d)	1.81% (c),(d)	3.71%	53%	$88,881
Year Ended 7/31/2016	$9.69	2.51%	1.88%	1.82% (c)	3.89%	53%	$98,405
Year Ended 7/31/2015	$9.91	2.33%	1.87%	1.82% (c)	3.63%	61%	$104,568
Year Ended 7/31/2014	$10.07	5.45%	1.88%	1.78% (c)	4.04%	65%	$115,050
Institutional Class
Year Ended 7/31/2018	$9.63	0.14%	0.78%	0.78% (c)	4.65%	46%	$340,274
Year Ended 7/31/2017	$10.08	8.65%	0.84%	0.82% (c)	4.77%	53%	$773,284
Year Ended 7/31/2016	$9.72	3.55%	0.88%	0.82% (c)	4.88%	53%	$670,496
Year Ended 7/31/2015	$9.94	3.36%	0.87%	0.82% (c)	4.62%	61%	$822,892
Year Ended 7/31/2014	$10.10	6.44%	0.88%	0.83% (c)	4.99%	65%	$841,227
Institutional 2 Class
Year Ended 7/31/2018	$9.63	0.21%	0.72%	0.71%	4.77%	46%	$76,460
Year Ended 7/31/2017	$10.08	8.76%	0.70%	0.70%	4.82%	53%	$99,507
Year Ended 7/31/2016	$9.72	3.57%	0.70%	0.70%	4.99%	53%	$75,552
Year Ended 7/31/2015	$9.95	3.50%	0.69%	0.69%	4.77%	61%	$23,669
Year Ended 7/31/2014	$10.11	6.59%	0.68%	0.68%	5.00%	65%	$11,756
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Income Opportunities Fund | Annual Report 2018	25

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Institutional 3 Class
Year Ended 7/31/2018	$10.07	0.47	(0.45)	0.02	(0.47)	—	(0.47)
Year Ended 7/31/2017	$9.71	0.48	0.36	0.84	(0.48)	—	(0.48)
Year Ended 7/31/2016	$9.93	0.47	(0.13)	0.34	(0.49)	(0.07)	(0.56)
Year Ended 7/31/2015	$10.09	0.48	(0.13)	0.35	(0.48)	(0.03)	(0.51)
Year Ended 7/31/2014	$9.97	0.52	0.13	0.65	(0.53)	—	(0.53)
Class R
Year Ended 7/31/2018	$10.06	0.41	(0.45)	(0.04)	(0.41)	—	(0.41)
Year Ended 7/31/2017	$9.70	0.42	0.35	0.77	(0.41)	—	(0.41)
Year Ended 7/31/2016	$9.92	0.41	(0.13)	0.28	(0.43)	(0.07)	(0.50)
Year Ended 7/31/2015	$10.08	0.41	(0.13)	0.28	(0.41)	(0.03)	(0.44)
Year Ended 7/31/2014	$9.96	0.45	0.13	0.58	(0.46)	—	(0.46)
Class T
Year Ended 7/31/2018	$10.06	0.44	(0.45)	(0.01)	(0.44)	—	(0.44)
Year Ended 7/31/2017	$9.70	0.45	0.35	0.80	(0.44)	—	(0.44)
Year Ended 7/31/2016	$9.92	0.44	(0.14)	0.30	(0.45)	(0.07)	(0.52)
Year Ended 7/31/2015	$10.08	0.44	(0.13)	0.31	(0.44)	(0.03)	(0.47)
Year Ended 7/31/2014	$9.95	0.47	0.14	0.61	(0.48)	—	(0.48)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	The benefits derived from expense reductions had an impact of less than 0.01%.
(d)	Expenses have been reduced due to a reimbursement of expenses overbilled by a third party. If the reimbursement had been excluded, the expense ratios would have been higher by the percentages shown for each class in the table below. All fee waivers and expense reimbursements by the Investment Manager and its affiliates were applied before giving effect to this third party reimbursement.

Year Ended	Class A	Advisor Class	Class C	Class R	Class T
07/31/2017	0.01%	0.01%	0.01%	0.01%	0.01%
The accompanying Notes to Financial Statements are an integral part of this statement.
26	Columbia Income Opportunities Fund | Annual Report 2018

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class
Year Ended 7/31/2018	$9.62	0.26%	0.67%	0.66%	4.84%	46%	$507,399
Year Ended 7/31/2017	$10.07	8.82%	0.65%	0.65%	4.82%	53%	$348,644
Year Ended 7/31/2016	$9.71	3.72%	0.65%	0.65%	4.98%	53%	$1,972
Year Ended 7/31/2015	$9.93	3.55%	0.63%	0.63%	4.76%	61%	$443
Year Ended 7/31/2014	$10.09	6.65%	0.64%	0.64%	5.17%	65%	$12,272
Class R
Year Ended 7/31/2018	$9.61	(0.37%)	1.28%	1.28% (c)	4.15%	46%	$827
Year Ended 7/31/2017	$10.06	8.11%	1.33% (d)	1.31% (c),(d)	4.22%	53%	$1,598
Year Ended 7/31/2016	$9.70	3.03%	1.38%	1.32% (c)	4.39%	53%	$1,430
Year Ended 7/31/2015	$9.92	2.84%	1.37%	1.32% (c)	4.13%	61%	$1,076
Year Ended 7/31/2014	$10.08	5.92%	1.38%	1.33% (c)	4.48%	65%	$1,003
Class T
Year Ended 7/31/2018	$9.61	(0.12%)	1.04%	1.03% (c)	4.43%	46%	$110
Year Ended 7/31/2017	$10.06	8.39%	1.11% (d)	1.06% (c),(d)	4.50%	53%	$190
Year Ended 7/31/2016	$9.70	3.29%	1.14%	1.07% (c)	4.66%	53%	$2,427
Year Ended 7/31/2015	$9.92	3.10%	1.12%	1.07% (c)	4.39%	61%	$5,737
Year Ended 7/31/2014	$10.08	6.29%	1.13%	1.08% (c)	4.71%	65%	$12,712
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Income Opportunities Fund | Annual Report 2018	27

Notes to Financial Statements
July 31, 2018
Note 1. Organization
Columbia Income Opportunities Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure. The Fund offers each of the share classes identified below.
Class A shares are subject to a maximum front-end sales charge of 4.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months after purchase, charged as follows: 1.00% CDSC if redeemed within 12 months after purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.
Advisor Class shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund’s prospectus. Prior to November 1, 2017, Advisor Class shares were known as Class R4 shares.
Effective July 17, 2017, Class B shares of the Fund were no longer offered. On August 4, 2017, the capital owned by Columbia Management Investment Advisers, LLC in Class B shares was redeemed without a CDSC.
Class C shares are subject to a 1.00% CDSC on shares redeemed within 12 months after purchase. Effective July 1, 2018, Class C shares will automatically convert to Class A shares of the same Fund in the month of or the month following the 10-year anniversary of the Class C shares purchase date.
Institutional Class shares are not subject to sales charges and are generally available only to eligible investors, which are subject to different investment minimums as described in the Fund’s prospectus. Prior to November 1, 2017, Institutional Class shares were known as Class Z shares.
Institutional 2 Class shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans as described in the Fund’s prospectus. Prior to November 1, 2017, Institutional 2 Class shares were known as Class R5 shares.
Institutional 3 Class shares are not subject to sales charges and are available to institutional and certain other investors as described in the Fund’s prospectus. Prior to November 1, 2017, Institutional 3 Class shares were known as Class Y shares.
The Fund no longer accepts investments by existing investors in Class K shares. When available, Class K shares were not subject to sales charges and were made available only to existing investors in Class K shares. On March 9, 2018, Class K shares were redeemed or exchanged for Advisor Class shares of the Fund in a tax free transaction that had no impact on fees and expenses paid by the shareholders.
Class R shares are not subject to sales charges and are generally available only to certain retirement plans and other investors as described in the Fund’s prospectus.
Class T shares are subject to a maximum front-end sales charge of 2.50% per transaction and must be purchased through financial intermediaries that, by written agreement with Columbia Management Investment Distributors, Inc., are specifically authorized to sell Class T shares.
28	Columbia Income Opportunities Fund | Annual Report 2018

Notes to Financial Statements  (continued)
July 31, 2018
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
All equity securities are valued at the close of business of the New York Stock Exchange. Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized cost value, unless this method results in a valuation that management believes does not approximate market value.
Senior loan securities for which reliable market quotations are readily available are generally valued by pricing services at the average of the bids received.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of transactions, at the mean of the latest quoted bid and ask prices.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use
Columbia Income Opportunities Fund | Annual Report 2018	29

Notes to Financial Statements  (continued)
July 31, 2018
derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker. Any interest expense paid by the Fund is shown on the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
30	Columbia Income Opportunities Fund | Annual Report 2018

Notes to Financial Statements  (continued)
July 31, 2018
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage exposure to movements in interest rates. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Swap contracts
Swap contracts are negotiated in the over-the-counter market and may be entered into as a bilateral contract or centrally cleared (centrally cleared swap contract). In a centrally cleared swap contract, immediately following execution of the swap contract with a broker, the swap contract is novated to a central counterparty (the CCP) and the CCP becomes the Fund’s counterparty to the centrally cleared swap contract. The Fund is required to deposit initial margin with the futures commission merchant (FCM), which pledges it through to the CCP in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap contract. Securities deposited as initial margin are designated in the Portfolio of Investments and cash deposited is recorded in the Statement of Assets and Liabilities as margin deposits. Unlike a bilateral swap contract, for centrally cleared swap contracts, the Fund has minimal credit exposure to the FCM because the CCP stands between the Fund and the relevant buyer/seller on the other side of the contract. Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swap contracts, if any, is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities.
Entering into these contracts involves, to varying degrees, elements of interest, liquidity and counterparty credit risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there may be unfavorable changes in interest rates, market conditions or other conditions, that it may be difficult to initiate a swap transaction or liquidate a position at an advantageous time or price which may result in significant losses, and that the FCM or CCP may not fulfill its obligation under the contract.
Credit default swap contracts
The Fund entered into credit default swap contracts to manage cash flows. These instruments may be used for other purposes in future periods. Credit default swap contracts are agreements in which one party pays fixed periodic payments to a counterparty in consideration for an agreement from the counterparty to make a specific payment should a specified credit event(s) take place. Although specified credit events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium.
As the purchaser of a credit default swap contract, the Fund purchases protection by paying a periodic interest rate on the notional amount to the counterparty. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized loss upon payment. If a credit event as specified in the contract occurs, the Fund may have the option either to deliver the reference obligation to the seller in exchange for a cash payment of its par amount, or to receive a net cash settlement equal to the par amount less an agreed-upon value of the reference obligation as of the date of the credit event. The difference between the value of the obligation or cash delivered and the notional amount received will be recorded as a realized gain (loss).
Columbia Income Opportunities Fund | Annual Report 2018	31

Notes to Financial Statements  (continued)
July 31, 2018
As the seller of a credit default swap contract, the Fund sells protection to a buyer and will generally receive a periodic interest rate on a notional amount. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized gain upon receipt of the payment. If a credit event as specified in the contract with the counterparty occurs, the Fund may either be required to accept the reference obligation from the buyer in exchange for a cash payment of its notional amount, or to pay the buyer a net cash settlement equal to the notional amount less an agreed-upon value of the reference obligation (recovery value) as of the date of the credit event. The difference between the value of the obligation or cash received and the notional amount paid will be recorded as a realized gain (loss). The maximum potential amount of undiscounted future payments the Fund could be required to make as the seller of protection under a credit default swap contract is equal to the notional amount of the reference obligation. These potential amounts may be partially offset by any recovery values of the respective reference obligations or upfront receipts upon entering into the agreement. The notional amounts and market values of all credit default swap contracts in which the Fund is the seller of protection, if any, are disclosed in the Credit Default Swap Contracts Outstanding schedule following the Portfolio of Investments.
As a protection seller, the Fund bears the risk of loss from the credit events specified in the contract with the counterparty. For credit default swap contracts on credit indices, quoted market prices and resulting market values serve as an indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at July 31, 2018:
Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Interest rate risk	Net assets — unrealized depreciation on futures contracts	220,223*

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended July 31, 2018:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)	Swap contracts ($)	Total ($)
Credit risk	—	86,206	86,206
Interest rate risk	5,129,397	—	5,129,397
Total	5,129,397	86,206	5,215,603

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Interest rate risk	(159,041)
32	Columbia Income Opportunities Fund | Annual Report 2018

Notes to Financial Statements  (continued)
July 31, 2018
The following table is a summary of the average outstanding volume by derivative instrument for the year ended July 31, 2018:
Derivative instrument	Average notional amounts ($)
Futures contracts — short	125,379,525*
Credit default swap contracts — sell protection	1,136,986**

*	Based on the ending quarterly outstanding amounts for the year ended July 31, 2018.
**	Based on the ending daily outstanding amounts for the year ended July 31, 2018.
Investments in senior loans
The Fund may invest in senior loan assignments. When the Fund purchases an assignment of a senior loan, the Fund typically has direct rights against the borrower; provided, however, that the Fund’s rights may be more limited than the lender from which it acquired the assignment and the Fund may be able to enforce its rights only through an administrative agent. Although certain senior loan assignments are secured by collateral, the Fund could experience delays or limitations in realizing such collateral or have its interest subordinated to other indebtedness of the obligor. In the event that the administrator or collateral agent of a loan becomes insolvent or enters into receivership or bankruptcy, the Fund may incur costs and delays in realizing payment or may suffer a loss of principal and/or interest. The risk of loss is greater for unsecured or subordinated loans. In addition, senior loan assignments are vulnerable to market, economic or other conditions or events that may reduce the demand for senior loan assignments and certain senior loan assignments which were liquid when purchased, may become illiquid.
The Fund may enter into senior loan assignments where all or a portion of the loan may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. These commitments, if any, are generally traded and priced in the same manner as other senior loan securities and are disclosed as unfunded senior loan commitments in the Fund’s Portfolio of Investments with a corresponding payable for investments purchased. The Fund designates cash or liquid securities to cover these commitments.
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
The trade date for senior loans purchased in the primary market is the date on which the loan is allocated. The trade date for senior loans purchased in the secondary market is the date on which the transaction is entered into.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.
Corporate actions and dividend income are recorded on the ex-dividend date.
Columbia Income Opportunities Fund | Annual Report 2018	33

Notes to Financial Statements  (continued)
July 31, 2018
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund’s management. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.
The value of additional securities received as an income payment through a payment in kind, if any, is recorded as interest income and increases the cost basis of such securities.
The Fund may receive other income from senior loans, including amendment fees, consent fees and commitment fees. These fees are recorded as income when received by the Fund. These amounts are included in Interest Income in the Statement of Operations.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
34	Columbia Income Opportunities Fund | Annual Report 2018

Notes to Financial Statements  (continued)
July 31, 2018
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncement
Accounting Standards Update 2017-08 Premium Amortization on Purchased Callable Debt Securities
In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date. The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset dates. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. At this time, management is evaluating the implication of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.66% to 0.40% as the Fund’s net assets increase. The effective management services fee rate for the year ended July 31, 2018 was 0.63% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan. All amounts payable under the Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated funds governed by the Board of Trustees, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
Columbia Income Opportunities Fund | Annual Report 2018	35

Notes to Financial Statements  (continued)
July 31, 2018
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Class K, Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07%, 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class.
For the year ended July 31, 2018, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.13
Advisor Class	0.13
Class C	0.13
Institutional Class	0.13
Institutional 2 Class	0.06
Institutional 3 Class	0.01
Class K	0.04 (a)
Class R	0.13
Class T	0.13

(a)	Unannualized.
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended July 31, 2018, these minimum account balance fees reduced total expenses of the Fund by $580.
Plan administration fees
Under a Plan Administration Services Agreement with the Transfer Agent, the Fund paid an annual fee at a rate of 0.25% of the Fund’s average daily net assets attributable to Class K shares for the provision of various administrative, recordkeeping, communication and educational services. As a result of all Class K shares of the Fund being redeemed or exchanged for Advisor Class shares, March 9, 2018 was the last day the Fund paid a plan administration fee for Class K shares.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at the maximum annual rates of up to 0.25%, 1.00%, 0.50% and 0.25% of the Fund’s average daily net assets attributable to Class A, Class C, Class R and Class T shares, respectively. For Class C shares, of the 1.00% fee, up to 0.75% can be reimbursed for distribution expenses and up to an additional 0.25% can be reimbursed for shareholder servicing expenses. For Class R shares, of the 0.50% fee, up to 0.25% can be reimbursed for shareholder servicing expenses. For Class T shares, of the 0.25% fee, up to 0.25% can be reimbursed for distribution and/or shareholder servicing expenses.
The amount of distribution and shareholder services expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $1,024,000 for Class C shares. This amount is based on the most recent information available as of June 30, 2018, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution and/or shareholder services fee is reduced.
36	Columbia Income Opportunities Fund | Annual Report 2018

Notes to Financial Statements  (continued)
July 31, 2018
Sales charges (unaudited)
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the year ended July 31, 2018, if any, are listed below:
Amount ($)
Class A	172,837
Class C	2,074
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	December 1, 2017 through November 30, 2018	Prior to December 1, 2017
Class A	1.07%	1.07%
Advisor Class	0.82	0.82
Class C	1.82	1.82
Institutional Class	0.82	0.82
Institutional 2 Class	0.76	0.71
Institutional 3 Class	0.71	0.66
Class R	1.32	1.32
Class T	1.07	1.07
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. In addition to the contractual agreement, the Investment Manager and certain of its affiliates have voluntarily agreed to waive fees and/or reimburse Fund expenses (excluding certain fees and expenses described above) so that Fund level expenses (expenses directly attributable to the Fund and not to a specific share class) are waived proportionately across all share classes, but the Fund’s net operating expenses shall not exceed the contractual annual rates listed in the table above. This arrangement may be revised or discontinued at any time. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At July 31, 2018, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, derivative investments, swap investments, capital loss carryforwards, trustees’ deferred compensation, distributions and principal and/or interest from fixed income securities. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications.
Columbia Income Opportunities Fund | Annual Report 2018	37

Notes to Financial Statements  (continued)
July 31, 2018
In the Statement of Assets and Liabilities the following reclassifications were made:
Excess of distributions over net investment income ($)	Accumulated net realized (loss) ($)	Paid in capital ($)
210,039	(210,039)	—
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended July 31, 2018			Year Ended July 31, 2017
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
75,863,640	—	75,863,640	113,173,479	—	113,173,479
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At July 31, 2018, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized (depreciation) ($)
5,192,698	—	(27,289,551)	(23,513,867)
At July 31, 2018, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized (depreciation) ($)
1,414,499,157	12,953,818	(36,467,685)	(23,513,867)
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at July 31, 2018, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. Capital loss carryforwards with no expiration are required to be utilized prior to any capital losses which carry an expiration date. As a result of this ordering rule, capital loss carryforwards which carry an expiration date may be more likely to expire unused. In addition, for the year ended July 31, 2018, capital loss carryforwards utilized, expired unused and permanently lost, if any, were as follows:
2019 ($)	No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)	Expired ($)	Permanently lost ($)
—	27,289,551	—	27,289,551	17,253,573	—	—
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $709,435,549 and $966,271,013, respectively, for the year ended July 31, 2018. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
38	Columbia Income Opportunities Fund | Annual Report 2018

Notes to Financial Statements  (continued)
July 31, 2018
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the year ended July 31, 2018 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Days outstanding
Lender	9,700,000	2.46	1
Interest income earned by the Fund is recorded as interfund lending on the Statement of Operations. The Fund had no outstanding interfund loans at July 31, 2018.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed.
The Fund had no borrowings during the year ended July 31, 2018.
Note 9. Significant risks
Credit risk
Credit risk is the risk that the value of debt securities in the Fund’s portfolio may decline because the issuer may default and fail to pay interest or repay principal when due. Rating agencies assign credit ratings to debt securities to indicate their credit risk. Lower rated or unrated debt securities held by the Fund may present increased credit risk as compared to higher-rated debt securities.
Columbia Income Opportunities Fund | Annual Report 2018	39

Notes to Financial Statements  (continued)
July 31, 2018
High-yield investments risk
Securities and other debt instruments held by the Fund that are rated below investment grade (commonly called "high-yield" or "junk" bonds) and unrated debt instruments of comparable quality expose the Fund to a greater risk of loss of principal and income than a fund that invests solely or primarily in investment grade securities. In addition, these investments have greater price fluctuations, are less liquid and are more likely to experience a default than higher-rated debt instruments. High-yield debt instruments are considered to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates.
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Shareholder concentration risk
At July 31, 2018, two unaffiliated shareholders of record owned 32.1% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 48.4% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to
40	Columbia Income Opportunities Fund | Annual Report 2018

Notes to Financial Statements  (continued)
July 31, 2018
perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
Columbia Income Opportunities Fund | Annual Report 2018	41

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust II and Shareholders of Columbia Income Opportunities Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Income Opportunities Fund (one of the funds constituting Columbia Funds Series Trust II, hereafter referred to as the "Fund") as of July 31, 2018, the related statement of operations for the year ended July 31, 2018, the statement of changes in net assets for each of the two years in the period ended July 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of July 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended July 31, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2018 by correspondence with the custodian, transfer agent, agent banks and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
September 21, 2018
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
42	Columbia Income Opportunities Fund | Annual Report 2018

TRUSTEES AND OFFICERS
Shareholders elect the Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, Trustees not affiliated with the Investment Manager generally may serve through the end of the calendar year in which they reach either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Columbia Funds Board meeting they attended as a member of the Board.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1953	Trustee since 1/17	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	124	Advisory Board Member, University of Colorado Business School since November 2015; former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011- 2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance) since February 2018; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Interim Chair, Minnesota Sports Facilities Authority, March 2017-July 2017	124	Trustee, BlueCross BlueShield of Minnesota since 2009 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee since 2017); Chair of the Robina Foundation since August 2013; former Member of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017
Edward J. Boudreau, Jr. c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Chair of the Board since 1/18; Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Investments (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Mutual Life Insurance Company, including Senior Vice President and Treasurer and Senior Vice President Information Technology, 1968-1988	124	Former Trustee, Boston Museum of Science (Chair of Finance Committee) 1985-2013; former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
Columbia Income Opportunities Fund | Annual Report 2018	43

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	124	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996; Director, Darien Rowayton Bank (Audit Committee) since 2017
William P. Carmichael c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies), 1998-2007; Adjunct Professor of Finance, Kelley School of Business, Indiana University, 1993-2007; Senior Vice President, Sara Lee Corporation, 1991-1993; Senior Vice President and Chief Financial Officer, Beatrice Foods Company, 1984-1990; Vice President, Esmark, Inc., 1973-1984; Associate, Price Waterhouse, 1968-1972	124	Director, The Finish Line (athletic shoes and apparel) since July 2003; former Director, Cobra Electronics Corporation (electronic equipment manufacturer), 1994-August 2014; former Director, Spectrum Brands, Inc. (consumer products), 2002-2009; former Director, Simmons Company (bedding), 2004-2010; former Trustee, BofA Funds Series Trust (11 funds) 2003-2011; former Director, McMoRan Exploration Company (oil and gas exploration and development) 2010 - 2013; former Director, International Textile Corp., 2012-2016; former Director, hhgregg, 2015-2017
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	124	Trustee, MA Taxpayers Foundation since 1997; Board of Directors, The MA Business Roundtable since 2003; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 12/17	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	122	Trustee, Catholic Schools Foundation since 2004
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	124	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
44	Columbia Income Opportunities Fund | Annual Report 2018

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	124	Director, BlueCross BlueShield of South Carolina since April 2008; Director, National Association of Corporate Directors, Carolinas Chapter, since 2013; Board Chair, Hollingsworth Funds since 2016; Advisory Board member, Duke Energy Corp. since October 2016; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1964	Trustee since 12/17	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016	122	Director, NAPE Education Foundation since October 2016
Interested trustee not affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships/ held by Trustee during the past five years
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006, Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	122	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011
*	Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an “interested person” (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.
Columbia Income Opportunities Fund | Annual Report 2018	45

TRUSTEES AND OFFICERS  (continued)
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010 - September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006 - August 2012.	194	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, 2006-January 2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
Nations Funds refer to the Funds within the Columbia Funds Complex that historically bore the Nations brand and includes series of Columbia Funds Series Trust. RiverSource Funds refer to the Funds within the Columbia Funds Complex that historically bore the RiverSource brand and includes series of Columbia Funds Series Trust II.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
46	Columbia Income Opportunities Fund | Annual Report 2018

TRUSTEES AND OFFICERS  (continued)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously, Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017) and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously, Vice President and Group Counsel, August 2011 - August 2018); officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010 - 2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Columbia Income Opportunities Fund | Annual Report 2018	47

Approval of Management Agreement
Columbia Management Investment Advisers, LLC (Columbia Threadneedle or the Investment Manager, and together with its domestic and global affiliates, Columbia Threadneedle Investments), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia Income Opportunities Fund (the Fund). Under a management agreement (the Management Agreement), Columbia Threadneedle provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).
On an annual basis, the Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the Management Agreement. Columbia Threadneedle prepared detailed reports for the Board and its Contracts Committee in November 2017 and February, March, April and June 2018, including reports providing the results of analyses performed by an independent organization, Broadridge Financial Solutions, Inc. (Broadridge), and a comprehensive response to items of information requested by independent legal counsel to the Independent Trustees (Independent Legal Counsel) in a letter to the Investment Manager, to assist the Board in making this determination. Many of the materials presented at these meetings were first supplied in draft form to designated independent Board representatives, i.e., Independent Legal Counsel, Fund Counsel, the Chair of the Board (who is an Independent Trustee) and the Chair of the Contracts Committee (who is an Independent Trustee), and the final materials were revised to include information reflective of discussion and subsequent requests made by the Contracts Committee. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management personnel and reviews information prepared by Columbia Threadneedle addressing the services Columbia Threadneedle provides and Fund performance. The Board also accords appropriate weight to the work, deliberations and conclusions of the various committees, such as the Contracts Committee, the Investment Review Committee, the Audit Committee and the Compliance Committee in determining whether to continue the Management Agreement.
The Board, at its June 18-20, 2018 in-person Board meeting (the June Meeting), considered the renewal of the Management Agreement for an additional one-year term. At the June Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of management agreements and the Board’s legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement.
Nature, extent and quality of services provided by Columbia Threadneedle
The Board analyzed various reports and presentations it had received detailing the services performed by Columbia Threadneedle, as well as its history, reputation, expertise, resources and capabilities, and the qualifications of its personnel.
The Board specifically considered the many developments during recent years concerning the services provided by Columbia Threadneedle, including, in particular, the organization and depth of the equity and credit research departments and the various technological enhancements that have been made or are anticipated. The Board further observed the enhancements to the investment risk management department’s processes, systems and oversight, as well as planned 2018 initiatives in this regard. The Board also took into account the broad scope of services provided by Columbia Threadneedle to each Fund, including, among other services, investment, risk and compliance oversight. The Board also took into account the information it received concerning Columbia Threadneedle’s ability to attract and retain key portfolio management personnel and that it has sufficient resources to provide competitive and adequate compensation to investment personnel.
In connection with the Board’s evaluation of the overall package of services provided by Columbia Threadneedle, the Board also considered the nature, quality and range of administrative services provided to the Fund by Columbia Threadneedle, as well as the achievements in 2017 in the performance of administrative services, and noted the various enhancements anticipated for 2018. In evaluating the quality of services provided under the Management Agreement, the Board also took into account the organization and strength of the Fund’s and its service providers’ compliance programs. In addition, the Board reviewed the financial condition of Columbia Threadneedle and its affiliates and each entity’s ability to carry out its responsibilities under the Management Agreement and the Fund’s other service agreements with affiliates of Ameriprise Financial, observing the financial strength of Ameriprise Financial, with its strong cash position and solid balance sheet.
48	Columbia Income Opportunities Fund | Annual Report 2018

Approval of Management Agreement  (continued)
The Board also discussed the acceptability of the terms of the Management Agreement (including the relatively broad scope of services required to be performed by Columbia Threadneedle), noting that no material changes are proposed from the form of agreement previously approved. They also noted the wide array of legal and compliance services provided to the Funds under the Management Agreement. It was also observed that the services being performed under the Management Agreement were of a reasonably high quality.
Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that Columbia Threadneedle and its affiliates are in a position to continue to provide a high quality and level of services to the Fund.
Investment performance
For purposes of evaluating the nature, extent and quality of services provided under the Management Agreement, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered detailed reports providing the results of analyses performed by an independent organization showing, for various periods, including since manager inception, the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group, the product score of the Fund (taking into account performance relative to peers and benchmarks) and the net assets of the Fund. The Board observed that the Fund’s investment performance met expectations.
Comparative fees, costs of services provided and the profits realized by Columbia Threadneedle and its affiliates from their relationships with the Fund
The Board reviewed comparative fees and the costs of services provided under the Management Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by an independent organization) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to Columbia Threadneedle’s profitability. The Board reviewed the fees charged to comparable institutional or other accounts/vehicles managed by Columbia Threadneedle and discussed differences in how the products are managed and operated, noting no unreasonable differences in the levels of contractual management fees.
The Board considered the reports of its independent fee consultant, JDL Consultants, LLC (JDL), which assisted in the Board’s analysis of the Funds’ performance and expenses, the reasonableness of the Funds’ fee rates, and JDL’s conclusion that the management fees being charged to the Fund are reasonable. The Board accorded particular weight to the notion that the level of fees should generally reflect a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with certain defined exceptions) are generally in line with the "pricing philosophy" currently in effect (i.e., that Fund total expense ratios, in general, approximate or are lower than median expense ratios of funds in an agreed upon Lipper or customized comparison universe). The Board took into account that the Fund’s total expense ratio (after considering proposed expense caps/waivers) was slightly below the peer universe’s median expense ratio shown in the reports. Based on its review, the Board concluded that the Fund’s management fee was fair and reasonable in light of the extent and quality of services that the Fund receives.
The Board also considered the profitability of Columbia Threadneedle and its affiliates in connection with Columbia Threadneedle providing management services to the Fund. In this regard, the Independent Trustees referred to their detailed analysis of the Profitability Report, discussing the profitability to Columbia Threadneedle and Ameriprise Financial from managing, operating and distributing the Funds. The Board considered that in 2017 the Board had concluded that 2016 profitability was reasonable and that Columbia Threadneedle generated 2017 profitability that only increased slightly from 2016 levels. It also took into account the indirect economic benefits flowing to Columbia Threadneedle or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Fund should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.
Columbia Income Opportunities Fund | Annual Report 2018	49

Approval of Management Agreement  (continued)
Economies of scale to be realized
The Board also considered the economies of scale that might be realized by Columbia Threadneedle as the Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth. In this regard, the Board took into account that management fees decline as Fund assets exceed various breakpoints, all of which have not been surpassed. The Board concluded that the breakpoints in the management fee rate schedule satisfactorily provides for the sharing of economies of scale, as they allow for adequate opportunity for shareholders to realize benefits (fee breaks) as Fund assets grow.
Based on the foregoing, the Board, including all of the Independent Trustees, concluded that the management fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On June 20, 2018, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement.
50	Columbia Income Opportunities Fund | Annual Report 2018

Additional information
The Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the SEC at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
Through October 31, 2018:
P.O. Box 8081
Boston, MA 02266-8081
Effective November 1, 2018:
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Income Opportunities Fund | Annual Report 2018	51

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Columbia Income Opportunities Fund
Through October 31, 2018:
P.O. Box 8081
Boston, MA 02266-8081
Effective November 1, 2018:
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2018 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus .com/investor/
ANN164_07_H01_(09/18)

Annual Report
July 31, 2018
Columbia Inflation Protected Securities Fund
Not FDIC Insured • No bank guarantee • May lose value

President’s Message
Dear Shareholders,
The year 2017 was an extraordinary year in the financial markets. The S&P 500 Index didn’t experience a single down month and returned over 20%. Continuing this trend, January 2018 marked the fastest start for the index ever. Low volatility, which had been a feature of the U.S. equity market for several years, along with the surge in the S&P 500 Index, drove investor sentiment to very high levels. This arguably set the stage for an overdue correction, which we witnessed in February 2018.
A return to volatility
There have been few periods of market upheaval such as were experienced in the first part of 2018. While investors were taken by surprise by the sudden and pronounced market swings, the return to some level of volatility actually marked a resumption of relatively normal market conditions. Having said that, it’s important to distinguish between a good technical correction where excess enthusiasm in the marketplace is being let out, versus a real change in the underlying fundamentals – things like an underperforming economy or weaker corporate earnings. Our view is that the recent market volatility falls into the former category, and the fundamentals remain strong. We’re continuing to see improvements in global economic activity, and we’re seeing corporate earnings expectations continue to rise – and not just because of tax reform.
Consistency is more important than ever
It’s important to keep in mind that when it comes to long-term investing, it’s the destination, not the journey that matters most. If you have a financial goal that you’ve worked out with your financial advisor, and you have a good asset allocation plan to reach it, it’s a question of sticking with your plan rather than become focused on near-term volatility. Bouts of volatility are normal. After all, it’s hard to cross the ocean without hitting an occasional rough patch. You need to focus on the destination.
One final thought. In weathering volatility, it’s the consistency of the return that is essential. Investors who chase higher returns are usually the first to sell when an investment goes through a bad patch, and they therefore don’t tend to benefit from the recovery. More disciplined investors who perhaps panic less or not at all during periods of volatility, tend to have improved long-term results and are more likely to reach their financial goals. Nothing is more important to us than making sure those who have entrusted us to protect and grow their assets are able to do what matters most to them.
Your success is our priority. Talk to your financial advisor about how working with Columbia Threadneedle Investments may help you position your portfolio for consistent, sustainable outcomes, no matter the market conditions.
Sincerely,
Christopher O. Petersen
President, Columbia Funds
The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance. Past performance is no guarantee of future results.
Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
© 2018 Columbia Management Investment Advisers, LLC. All rights reserved.
Columbia Inflation Protected Securities Fund   |  Annual Report 2018

Columbia Inflation Protected Securities Fund  |  Annual Report 2018

Fund at a Glance
Investment objective
Columbia Inflation Protected Securities Fund (the Fund) seeks to provide shareholders with total return that exceeds the rate of inflation over the long term.
Portfolio management
David Kennedy
Portfolio Manager
Managed Fund since 2015
Average annual total returns (%) (for the period ended July 31, 2018)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	03/04/04	1.82	1.18	2.55
	Including sales charges		-1.23	0.57	2.24
Advisor Class*		03/01/18	2.03	1.23	2.57
Class C	Excluding sales charges	03/04/04	0.97	0.43	1.77
	Including sales charges		-0.02	0.43	1.77
Institutional Class*		09/27/10	2.06	1.45	2.76
Institutional 2 Class*		11/08/12	2.24	1.57	2.77
Institutional 3 Class*		03/01/17	2.16	1.29	2.60
Class R*		08/03/09	1.58	0.94	2.27
Class T	Excluding sales charges	12/01/06	1.82	1.20	2.53
	Including sales charges		-0.72	0.69	2.28
Bloomberg Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index			1.17	1.43	3.04
Returns for Class A are shown with and without the maximum initial sales charge of 3.00%. Returns for Class C are shown with and without the 1.00% contingent deferred sales charge for the first year only. Returns for Class T shares are shown with and without the maximum initial sales charge of 2.50% per transaction. The Fund’s other classes are not subject to sales charges and have limited eligibility. Effective November 1, 2017, Class R4, Class R5, Class Y and Class Z shares were renamed Advisor Class, Institutional 2 Class, Institutional 3 Class and Institutional Class shares, respectively. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. Since the Fund launched more than one share class at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The Bloomberg Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index includes all publicly issued, U.S. Treasury inflation-protected securities that have at least one year remaining to maturity, are rated investment grade, and have $250 million or more of outstanding face value.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
2	Columbia Inflation Protected Securities Fund | Annual Report 2018

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (July 31, 2008 — July 31, 2018)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Inflation Protected Securities Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Portfolio breakdown (%) (at July 31, 2018)
Asset-Backed Securities — Non-Agency	0.0 (a)
Corporate Bonds & Notes	12.0
Foreign Government Obligations	0.2
Inflation-Indexed Bonds	85.3
Money Market Funds	2.4
Residential Mortgage-Backed Securities - Non-Agency	0.1
Total	100.0

(a)	Rounds to zero.
Percentages indicated are based upon total investments and exclude investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Quality breakdown (%) (at July 31, 2018)
AAA rating	79.2
AA rating	0.4
A rating	2.1
BBB rating	8.7
BB rating	7.2
Not rated	2.4
Total	100.0
Percentages indicated are based upon total fixed income investments (excluding Money Market Funds and derivatives, if any).
Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the rating of Moody’s, S&P or Fitch, whichever rating agency rates the security highest. When ratings are available from only two rating agencies, the higher of the two ratings is used. When a rating is available from only one rating agency, that rating is used. When a bond is not rated by any rating agency, it is designated as "Not rated." Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.

Columbia Inflation Protected Securities Fund | Annual Report 2018	3

Fund at a Glance   (continued)
Market exposure through derivatives investments (% of notional exposure) (at July 31, 2018)(a)
	Long	Short	Net
Fixed Income Derivative Contracts	19.5	(107.7)	(88.2)
Foreign Currency Derivative Contracts	—	(11.8)	(11.8)
Total Notional Market Value of Derivative Contracts	19.5	(119.5)	(100.0)
(a) The Fund has market exposure (long and/or short) to fixed income and foreign currency through its investments in derivatives. The notional exposure of a financial instrument is the nominal or face amount that is used to calculate payments made on that instrument and/or changes in value for the instrument. The notional exposure is a hypothetical underlying quantity upon which payment obligations are computed. Notional exposures provide a gauge for how the Fund may behave given changes in individual markets. For a description of the Fund’s investments in derivatives, see Investments in derivatives following the Portfolio of Investments, and Note 2 to the Notes to Financial Statements.
4	Columbia Inflation Protected Securities Fund | Annual Report 2018

Manager Discussion of Fund Performance
At July 31, 2018, approximately 35.8% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.
For the 12-month period that ended July 31, 2018, the Fund’s Class A shares returned 1.82% excluding sales charges. The Fund’s benchmark, the Bloomberg Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index, returned 1.17% over the same period. The Fund’s performance relative to the benchmark was aided by exposure to corporate bonds and an underweight stance with respect to portfolio duration and corresponding interest rate sensitivity.
Rising Treasury yields dampened returns
Returns for TIPS are influenced both by changes in inflation expectations and the direction of nominal U.S. Treasury yields. Over the 12 months ended July 31, 2018, the backdrop with respect to nominal interest rates was a headwind for fixed-income instruments, including TIPS, as Treasury yields rose substantially. The Treasury curve flattened notably as yield increases (and price declines) were more significant on shorter maturities. To illustrate, the two-year Treasury yield rose 131 basis points from 1.34% to 2.67%, the 10-year yield rose 66 basis points from 2.30% to 2.96%, and the 30-year yield rose 19 basis points from 2.89% to 3.08%. The TIPS yield curve experienced a similar flattening during the period.
The other piece of TIPS performance is the impact of shifting inflation expectations. A TIPS investor accepts a lower yield than could be accessed via a nominal Treasury of comparable maturity, in hopes the inflation outlook will support TIPS valuations and allow the investor to earn a total return that is at least equal to nominal Treasuries. When market inflation expectations rise, TIPS prices generally strengthen relative to nominal Treasury prices, resulting in a higher “breakeven rate” of actual inflation required for a subsequent TIPS purchaser to match the return on Treasuries. In short, rising breakeven rates support TIPS performance, and vice versa.
TIPS outperformed nominal Treasuries early in the period as breakevens rose. Inflation expectations were supported by strong corporate profits and an unemployment rate that was hovering around 4%. However, progress toward the 2% inflation target cited by the U.S. Federal Reserve (the Fed) remained muted.
The passage of tax reform at the end of 2017 boosted optimism with respect to the U.S. economy and pushed breakeven rates higher. Given a backdrop of arguably full employment, investors watched closely for any strengthening in wage growth that would signal an impending acceleration in inflation and lead the Fed to step up the pace of raising the benchmark overnight lending rate. In this vein, unexpectedly strong January jobs data led to a second upward move in inflation expectations and TIPS breakevens. While inflation fears would subsequently ease, global trade tensions and talk of tariffs led breakevens to again move higher in the March/April period. From there, breakevens showed little movement through the end of July, as wage growth data was tepid and the Fed signaled tighter policy in the form of a fourth rate hike in 2018.
At the end of July 2018, the inflation breakeven rate on 10-year TIPS versus comparable maturity U.S. Treasuries was 2.13%, up from 1.82% 12 months earlier. With breakevens widening, TIPS outperformed nominal Treasuries during the period.
Corporate bond exposure and interest rate positioning supported performance
With respect to its core TIPS exposure, the Fund was positioned early in the period to benefit from the flattening of the TIPS curve. Out-of-benchmark exposure to both investment-grade and high-yield corporate bonds, with an emphasis on areas of the market sensitive to inflation, also added to performance relative to the benchmark. Within the Fund’s corporate bond allocation, positive contributions came from holdings within the energy, metals and mining, banking, technology and wireline segments. Holdings within food and beverage and diversified materials detracted modestly.
The Fund’s positioning with respect to real (after inflation) interest rates added to relative performance. A shorter stance with respect to the portfolio’s overall duration and corresponding interest rate sensitivity proved positive for returns as Treasury yields rose. In addition, the Fund was positioned to benefit from the flattening of the Treasury yield curve seen over the period, with overweight exposure to long interest rates relative to the front end of the curve.
Columbia Inflation Protected Securities Fund | Annual Report 2018	5

Manager Discussion of Fund Performance  (continued)
In addition to its TIPS holdings, implementing the Fund’s positioning with respect to interest rates is expressed with highly liquid Treasury futures contracts to help manage both portfolio duration and yield curve exposures. We also used derivatives, specifically forward contracts, to manage currency risk on inflation linked investments denominated in foreign currencies, seeking to mitigate the impact of changes in exchange rates on Fund returns. On a stand-alone basis, the use of the derivatives had a positive impact on Fund performance during the period.
At period’s end
At the close of the reporting period, the Fund’s core allocation to inflation-linked securities stood at 84% of assets, with U.S. TIPS at 76% of assets. The Fund maintained out-of-benchmark exposure to corporate bonds, seeking to benefit from incremental yield as well as potential spread tightening based on favorable economic conditions and stable credit metrics. The Fund ended the period with an underweight stance with respect to duration. Yield curve positioning continued to favor a flattening of the curve, with modest overweight exposure to nominal rates in both the 5-year and 30-year maturity segments. In terms of exposure to breakevens, the Fund was underweight in shorter maturities through five years, and relatively neutrally weighted along the rest of the breakeven curve.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Fixed-income securities present issuer default risk. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund’s income and yield. These risks may be heightened for longer maturity and duration securities. Prepayment and extension risk exists because the timing of payments on a loan, bond or other investment may accelerate when interest rates fall or decelerate when interest rates rise which may reduce investment opportunities and potential returns. Interest payments on inflation-protected securities may be more volatile than interest payments on ordinary bonds. In periods of deflation, these securities may provide no income. Investing in derivatives is a specialized activity that involves special risks that subject the Fund to significant loss potential, including when used as leverage, and may result in greater fluctuation in Fund value. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia Inflation Protected Securities Fund | Annual Report 2018

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
February 1, 2018 — July 31, 2018
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,000.00	1,020.88	3.92	3.96	0.79
Advisor Class	1,000.00	1,000.00	1,011.80 (a)	1,022.12	2.25 (a)	2.71	0.54 (a)
Class C	1,000.00	1,000.00	996.70	1,017.16	7.62	7.70	1.54
Institutional Class	1,000.00	1,000.00	1,002.10	1,022.12	2.68	2.71	0.54
Institutional 2 Class	1,000.00	1,000.00	1,003.20	1,022.61	2.19	2.21	0.44
Institutional 3 Class	1,000.00	1,000.00	1,002.10	1,022.91	1.89	1.91	0.38
Class R	1,000.00	1,000.00	998.90	1,019.64	5.15	5.21	1.04
Class T	1,000.00	1,000.00	1,001.10	1,020.88	3.92	3.96	0.79
(a)	Based on operations from March 1, 2018 (commencement of operations) through the stated period end.
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Columbia Inflation Protected Securities Fund | Annual Report 2018	7

Portfolio of Investments
July 31, 2018
(Percentages represent value of investments compared to net assets)
Investments in securities
Asset-Backed Securities — Non-Agency 0.0%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Symphony CLO V Ltd.(a),(b)
Series 2007-5A Class A1
3-month USD LIBOR + 0.750% 01/15/2024	3.089%	41,289	41,313
Total Asset-Backed Securities — Non-Agency (Cost $40,843)			41,313

Corporate Bonds & Notes 11.9%

Aerospace & Defense 0.4%
L3 Technologies, Inc.
12/15/2026	3.850%	500,000	485,560
Automotive 0.2%
General Motors Co.
04/01/2046	6.750%	250,000	277,007
Banking 1.4%
Bank of America Corp.
Subordinated
01/22/2025	4.000%	500,000	493,981
Citigroup, Inc.
Subordinated
07/25/2028	4.125%	500,000	481,807
JPMorgan Chase & Co.(c)
Junior Subordinated
12/31/2049	5.300%	750,000	767,354
Total			1,743,142
Cable and Satellite 0.2%
Charter Communications Operating LLC/Capital
02/01/2024	4.500%	250,000	251,807
Chemicals 0.2%
LyondellBasell Industries NV
04/15/2024	5.750%	275,000	298,009
Diversified Manufacturing 0.4%
General Electric Co.
10/09/2022	2.700%	500,000	484,362
Electric 1.0%
Duke Energy Corp.
09/01/2026	2.650%	430,000	389,708
Emera U.S. Finance LP
06/15/2046	4.750%	250,000	250,305
FirstEnergy Corp.
11/15/2031	7.375%	500,000	647,457
Total			1,287,470
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Food and Beverage 0.8%
Anheuser-Busch InBev Worldwide, Inc.
04/15/2048	4.600%	200,000	200,292
Bacardi Ltd.(a)
05/15/2025	4.450%	350,000	348,728
Molson Coors Brewing Co.
07/15/2046	4.200%	500,000	456,633
Total			1,005,653
Health Care 0.2%
CVS Health Corp.
03/25/2048	5.050%	240,000	248,547
Independent Energy 1.0%
Canadian Natural Resources Ltd.
02/01/2039	6.750%	500,000	616,288
Murphy Oil Corp.
06/01/2022	4.000%	150,000	147,764
Murphy Oil Corp.(c)
12/01/2022	4.450%	500,000	496,646
Total			1,260,698
Integrated Energy 0.4%
BP Capital Markets PLC
04/14/2027	3.588%	500,000	494,378
Metals and Mining 1.8%
Freeport-McMoRan, Inc.
03/15/2023	3.875%	500,000	480,853
Glencore Finance Canada Ltd.(a),(c)
10/25/2042	5.550%	500,000	491,374
Teck Resources Ltd.
02/01/2043	5.400%	750,000	703,765
Vale Overseas Ltd.
01/11/2022	4.375%	80,000	81,422
Vale SA
09/11/2042	5.625%	500,000	514,066
Total			2,271,480
Midstream 1.9%
APT Pipelines Ltd.(a)
07/15/2027	4.250%	85,000	82,539
Energy Transfer Partners LP
03/15/2045	5.150%	500,000	464,553
Kinder Morgan Energy Partners LP
11/01/2042	4.700%	750,000	695,921
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Inflation Protected Securities Fund | Annual Report 2018

Portfolio of Investments  (continued)
July 31, 2018
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Plains All American Pipeline LP/Finance Corp.
02/15/2045	4.900%		500,000	469,097
TransCanada Trust(c)
Subordinated
03/15/2077	5.300%		250,000	240,195
Williams Partners LP
01/15/2025	3.900%		500,000	493,312
Total				2,445,617
Railroads 0.3%
Burlington Northern Santa Fe LLC(d)
12/15/2048	4.150%		350,000	353,006
Technology 0.4%
Apple, Inc.
02/23/2046	4.650%		500,000	545,203
Wirelines 1.3%
AT&T, Inc.(a)
08/15/2026	7.300%		500,000	582,758
Telecom Italia Capital SA
06/04/2038	7.721%		500,000	555,022
Verizon Communications, Inc.
08/21/2046	4.862%		450,000	451,014
Total				1,588,794
Total Corporate Bonds & Notes (Cost $14,711,736)				15,040,733

Foreign Government Obligations(e) 0.2%

Brazil 0.2%
Petrobras Global Finance BV
05/20/2043	5.625%		250,000	216,141
Total Foreign Government Obligations (Cost $230,575)				216,141

Inflation-Indexed Bonds(f) 84.2%

Brazil 5.6%
Brazil Notas do Tesouro Nacional
08/15/2018	6.000%	BRL	22,678,434	6,212,674
08/15/2040	6.000%	BRL	2,884,867	819,343
Total				7,032,017
Mexico 0.8%
Mexican Udibonos
11/15/2040	4.000%	MXN	18,453,694	1,038,639
Inflation-Indexed Bonds(f) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
New Zealand 1.7%
New Zealand Government Inflation-Linked Bond(a)
09/20/2025	2.000%	NZD	2,922,497	2,094,413
United States 76.1%
U.S. Treasury Inflation-Indexed Bond
04/15/2019	0.125%		1,610,550	1,595,695
01/15/2022	0.125%		4,724,173	4,607,675
04/15/2022	0.125%		724,157	704,258
01/15/2023	0.125%		10,736,204	10,413,145
04/15/2023	0.625%		6,330,437	6,266,517
01/15/2024	0.625%		11,860,750	11,743,372
01/15/2025	0.250%		13,808,730	13,312,304
07/15/2025	0.375%		5,092,368	4,955,957
01/15/2027	2.375%		5,426,886	6,100,491
01/15/2028	0.500%		7,496,706	7,246,005
01/15/2028	1.750%		6,965,336	7,518,687
01/15/2029	2.500%		5,566,098	6,462,561
02/15/2042	0.750%		3,729,957	3,590,084
02/15/2043	0.625%		2,024,418	1,889,711
02/15/2047	0.875%		10,083,672	9,936,960
Total				96,343,422
Total Inflation-Indexed Bonds (Cost $110,095,067)				106,508,491

Residential Mortgage-Backed Securities - Non-Agency 0.1%

Deutsche Mortgage Securities, Inc. Mortgage Loan Trust
CMO Series 2003-1 Class 1A7
04/25/2033	5.500%		148,947	145,778
Total Residential Mortgage-Backed Securities - Non-Agency (Cost $149,752)				145,778

Money Market Funds 2.3%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 2.035%(g),(h)	2,955,009	2,954,713
Total Money Market Funds (Cost $2,954,918)		2,954,713
Total Investments in Securities (Cost: $128,182,891)		124,907,169
Other Assets & Liabilities, Net		1,673,449
Net Assets		126,580,618

At July 31, 2018, securities and/or cash totaling $1,062,488 were pledged as collateral.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Inflation Protected Securities Fund | Annual Report 2018	9

Portfolio of Investments  (continued)
July 31, 2018
Investments in derivatives
Forward foreign currency exchange contracts
Currency to be sold	Currency to be purchased	Counterparty	Settlement date	Unrealized appreciation ($)	Unrealized depreciation ($)
17,603,930 MXN	869,609 USD	HSBC	08/16/2018	—	(72,545)
2,926,000 NZD	1,959,238 USD	HSBC	08/16/2018	—	(35,069)
27,724,587 BRL	7,061,250 USD	Standard Chartered	08/16/2018	—	(312,389)
Total				—	(420,003)

Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
U.S. Treasury 2-Year Note	41	09/2018	USD	8,691,748	—	(16,592)
U.S. Treasury Ultra 10-Year Note	59	09/2018	USD	7,607,671	42,749	—
Total					42,749	(16,592)

Short futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
U.S. Treasury 5-Year Note	(17)	09/2018	USD	(1,929,600)	7,937	—
U.S. Treasury 5-Year Note	(80)	09/2018	USD	(9,080,470)	—	(4,539)
U.S. Ultra Bond	(26)	09/2018	USD	(4,117,888)	—	(60,117)
Total					7,937	(64,656)

Interest rate swap contracts
Fund receives	Fund pays	Payment frequency	Counterparty	Maturity date	Notional currency	Notional amount	Value ($)	Periodic payments receivable (payable) ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
U.S. CPI Urban Consumers NSA	Fixed rate of 1.785%	Receives at termination, Pays at termination	Barclays	10/21/2018	USD	4,000,000	(53,924)	—	—	—	—	(53,924)
U.S. CPI Urban Consumers NSA	Fixed rate of 1.658%	Receives at termination, Pays at termination	Barclays	12/03/2018	USD	10,000,000	(58,493)	—	—	—	—	(58,493)
U.S. CPI Urban Consumers NSA	Fixed rate of 1.895%	Receives at termination, Pays at termination	Goldman Sachs International	09/24/2018	USD	1,000,000	(20,510)	—	—	—	—	(20,510)
U.S. CPI Urban Consumers NSA	Fixed rate of 1.600%	Receives at termination, Pays at termination	Goldman Sachs International	12/08/2018	USD	10,000,000	(30,618)	—	—	—	—	(30,618)
U.S. CPI Urban Consumers NSA	Fixed rate of 1.448%	Receives at termination, Pays at termination	Goldman Sachs International	01/14/2021	USD	10,000,000	347,828	—	—	—	347,828	—
U.S. CPI Urban Consumers NSA	Fixed rate of 1.870%	Receives at termination, Pays at termination	JPMorgan	10/08/2018	USD	5,000,000	(92,893)	—	—	—	—	(92,893)
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Inflation Protected Securities Fund | Annual Report 2018

Portfolio of Investments  (continued)
July 31, 2018
Interest rate swap contracts (continued)
Fund receives	Fund pays	Payment frequency	Counterparty	Maturity date	Notional currency	Notional amount	Value ($)	Periodic payments receivable (payable) ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
U.S. CPI Urban Consumers NSA	Fixed rate of 1.490%	Receives at termination, Pays at termination	JPMorgan	01/13/2021	USD	20,000,000	652,554	—	—	—	652,554	—
U.S. CPI Urban Consumers NSA	Fixed rate of 1.810%	Receives at termination, Pays at termination	JPMorgan	01/09/2025	USD	10,000,000	251,644	—	—	—	251,644	—
Total							995,588	—	—	—	1,252,026	(256,438)

Cleared interest rate swap contracts
Fund receives	Fund pays	Payment frequency	Counterparty	Maturity date	Notional currency	Notional amount	Value ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
3-Month USD LIBOR	Fixed rate of 1.782%	Receives quarterly, Pays semi annually	Morgan Stanley	08/22/2046	USD	2,500,000	630,882	—	—	630,882	—
3-Month USD LIBOR	Fixed rate of 1.761%	Receives quarterly, Pays semi annually	Morgan Stanley	09/30/2046	USD	1,500,000	384,460	—	—	384,460	—
3-Month USD LIBOR	Fixed rate of 1.785%	Receives quarterly, Pays semi annually	Morgan Stanley	10/03/2046	USD	1,000,000	251,620	—	—	251,620	—
Total							1,266,962	—	—	1,266,962	—
Notes to Portfolio of Investments
(a)	Represents privately placed and other securities and instruments exempt from SEC registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund’s Board of Trustees. At July 31, 2018, the value of these securities amounted to $3,641,125, which represents 2.88% of net assets.
(b)	Variable rate security. The interest rate shown was the current rate as of July 31, 2018.
(c)	Represents a variable rate security with a step coupon where the rate adjusts according to a schedule for a series of periods, typically lower for an initial period and then increasing to a higher coupon rate thereafter. The interest rate shown was the current rate as of July 31, 2018.
(d)	Represents a security purchased on a when-issued basis.
(e)	Principal and interest may not be guaranteed by the government.
(f)	Principal amounts are denominated in United States Dollars unless otherwise noted.
(g)	The rate shown is the seven-day current annualized yield at July 31, 2018.
(h)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended July 31, 2018 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 2.035%
	509,978	26,285,742	(23,840,711)	2,955,009	167	(205)	39,670	2,954,713
Abbreviation Legend
CMO	Collateralized Mortgage Obligation
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Inflation Protected Securities Fund | Annual Report 2018	11

Portfolio of Investments  (continued)
July 31, 2018
Currency Legend
BRL	Brazilian Real
MXN	Mexican Peso
NZD	New Zealand Dollar
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Inflation Protected Securities Fund | Annual Report 2018

Portfolio of Investments  (continued)
July 31, 2018
Fair value measurements  (continued)
The following table is a summary of the inputs used to value the Fund’s investments at July 31, 2018:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments in Securities
Asset-Backed Securities — Non-Agency	—	41,313	—	—	41,313
Corporate Bonds & Notes	—	15,040,733	—	—	15,040,733
Foreign Government Obligations	—	216,141	—	—	216,141
Inflation-Indexed Bonds	—	106,508,491	—	—	106,508,491
Residential Mortgage-Backed Securities - Non-Agency	—	145,778	—	—	145,778
Money Market Funds	—	—	—	2,954,713	2,954,713
Total Investments in Securities	—	121,952,456	—	2,954,713	124,907,169
Investments in Derivatives
Asset
Futures Contracts	50,686	—	—	—	50,686
Swap Contracts	—	2,518,988	—	—	2,518,988
Liability
Forward Foreign Currency Exchange Contracts	—	(420,003)	—	—	(420,003)
Futures Contracts	(81,248)	—	—	—	(81,248)
Swap Contracts	—	(256,438)	—	—	(256,438)
Total	(30,562)	123,795,003	—	2,954,713	126,719,154
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
Derivative instruments are valued at unrealized appreciation (depreciation).
There were no transfers of financial assets between levels during the period.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Inflation Protected Securities Fund | Annual Report 2018	13

Statement of Assets and Liabilities
July 31, 2018
Assets
Investments in securities, at value
Unaffiliated issuers (cost $125,227,973)	$121,952,456
Affiliated issuers (cost $2,954,918)	2,954,713
Foreign currency (cost $138,052)	140,921
Cash collateral held at broker for:
Forward foreign currency exchange contracts	330,000
Swap contracts	310,000
Margin deposits on:
Futures contracts	86,169
Swap contracts	336,319
Unrealized appreciation on swap contracts	1,252,026
Receivable for:
Capital shares sold	115,704
Dividends	4,350
Interest	318,534
Foreign tax reclaims	683
Variation margin for futures contracts	9,859
Expense reimbursement due from Investment Manager	1,385
Prepaid expenses	3,277
Other assets	8,430
Total assets	127,824,826
Liabilities
Unrealized depreciation on forward foreign currency exchange contracts	420,003
Unrealized depreciation on swap contracts	256,438
Payable for:
Investments purchased on a delayed delivery basis	347,382
Capital shares purchased	58,228
Variation margin for futures contracts	17,008
Variation margin for swap contracts	10,709
Management services fees	1,765
Distribution and/or service fees	538
Transfer agent fees	10,669
Compensation of board members	49,288
Other expenses	72,180
Total liabilities	1,244,208
Net assets applicable to outstanding capital stock	$126,580,618
Represented by
Paid in capital	137,021,882
Undistributed net investment income	2,403,469
Accumulated net realized loss	(11,384,065)
Unrealized appreciation (depreciation) on:
Investments - unaffiliated issuers	(3,275,517)
Investments - affiliated issuers	(205)
Foreign currency translations	3,069
Forward foreign currency exchange contracts	(420,003)
Futures contracts	(30,562)
Swap contracts	2,262,550
Total - representing net assets applicable to outstanding capital stock	$126,580,618
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Inflation Protected Securities Fund | Annual Report 2018

Statement of Assets and Liabilities  (continued)
July 31, 2018
Class A
Net assets	$46,950,013
Shares outstanding	5,024,448
Net asset value per share	$9.34
Maximum sales charge	3.00%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$9.63
Advisor Class
Net assets	$58,744
Shares outstanding	6,249
Net asset value per share	$9.40
Class C
Net assets	$4,648,627
Shares outstanding	511,150
Net asset value per share	$9.09
Institutional Class
Net assets	$18,652,891
Shares outstanding	1,982,618
Net asset value per share	$9.41
Institutional 2 Class
Net assets	$364,659
Shares outstanding	38,807
Net asset value per share	$9.40
Institutional 3 Class
Net assets	$49,253,735
Shares outstanding	5,177,499
Net asset value per share	$9.51
Class R
Net assets	$6,503,590
Shares outstanding	702,835
Net asset value per share	$9.25
Class T
Net assets	$148,359
Shares outstanding	15,852
Net asset value per share	$9.36
Maximum sales charge	2.50%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge per transaction for Class T shares)	$9.60
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Inflation Protected Securities Fund | Annual Report 2018	15

Statement of Operations
Year Ended July 31, 2018
Net investment income
Income:
Dividends — affiliated issuers	$39,670
Interest	4,427,418
Total income	4,467,088
Expenses:
Management services fees	641,531
Distribution and/or service fees
Class A	118,898
Class C	59,105
Class R	29,350
Class T	416
Transfer agent fees
Class A	80,096
Advisor Class(a)	53
Class C	9,846
Institutional Class	29,579
Institutional 2 Class	413
Institutional 3 Class	3,901
Class K	21
Class R	9,751
Class T	277
Plan administration fees
Class K	71
Compensation of board members	17,515
Custodian fees	61,478
Printing and postage fees	27,192
Registration fees	129,444
Audit fees	44,715
Legal fees	8,630
Interest on collateral	4,044
Compensation of chief compliance officer	29
Other	30,355
Total expenses	1,306,710
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(488,953)
Total net expenses	817,757
Net investment income	3,649,331
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	(330,633)
Investments — affiliated issuers	167
Foreign currency translations	(23,285)
Forward foreign currency exchange contracts	1,599,976
Futures contracts	(34,307)
Swap contracts	(9,901)
Net realized gain	1,202,017
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(3,507,849)
Investments — affiliated issuers	(205)
Foreign currency translations	2,018
Forward foreign currency exchange contracts	(358,155)
Futures contracts	(35,283)
Swap contracts	1,476,032
Net change in unrealized appreciation (depreciation)	(2,423,442)
Net realized and unrealized loss	(1,221,425)
Net increase in net assets resulting from operations	$2,427,906

(a)	Advisor Class shares are based on operations from March 1, 2018 (commencement of operations) through the stated period end.
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Inflation Protected Securities Fund | Annual Report 2018

Statement of Changes in Net Assets
	Year Ended July 31, 2018	Year Ended July 31, 2017
Operations
Net investment income	$3,649,331	$3,827,945
Net realized gain (loss)	1,202,017	(252,889)
Net change in unrealized appreciation (depreciation)	(2,423,442)	(810,297)
Net increase in net assets resulting from operations	2,427,906	2,764,759
Distributions to shareholders
Net investment income
Class A	(1,161,178)	—
Class C	(111,274)	—
Institutional Class	(484,547)	—
Institutional 2 Class	(17,680)	—
Institutional 3 Class	(1,150,159)	—
Class K	(1,108)	—
Class R	(121,059)	—
Class T	(4,178)	—
Total distributions to shareholders	(3,051,183)	—
Increase (decrease) in net assets from capital stock activity	4,344,768	(45,860,066)
Total increase (decrease) in net assets	3,721,491	(43,095,307)
Net assets at beginning of year	122,859,127	165,954,434
Net assets at end of year	$126,580,618	$122,859,127
Undistributed net investment income	$2,403,469	$1,622,225
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Inflation Protected Securities Fund | Annual Report 2018	17

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	July 31, 2018 (a)		July 31, 2017 (b)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	672,524	6,264,393	1,958,018	18,160,601
Distributions reinvested	119,742	1,111,202	—	—
Redemptions	(1,239,954)	(11,548,964)	(2,780,160)	(25,783,267)
Net decrease	(447,688)	(4,173,369)	(822,142)	(7,622,666)
Advisor Class
Subscriptions	33,176	308,427	—	—
Redemptions	(26,927)	(252,536)	—	—
Net increase	6,249	55,891	—	—
Class B
Subscriptions	—	—	639	5,833
Redemptions	(1,135)	(9,848)	(10,799)	(98,604)
Net decrease	(1,135)	(9,848)	(10,160)	(92,771)
Class C
Subscriptions	98,820	897,650	258,204	2,341,979
Distributions reinvested	10,371	94,270	—	—
Redemptions	(378,688)	(3,444,003)	(234,935)	(2,136,220)
Net increase (decrease)	(269,497)	(2,452,083)	23,269	205,759
Class I
Subscriptions	—	—	73,753	689,841
Redemptions	—	—	(9,284,450)	(87,870,173)
Net decrease	—	—	(9,210,697)	(87,180,332)
Institutional Class
Subscriptions	1,488,295	13,909,785	2,728,102	25,437,540
Distributions reinvested	51,487	479,863	—	—
Redemptions	(1,510,546)	(14,101,613)	(1,736,286)	(16,264,406)
Net increase	29,236	288,035	991,816	9,173,134
Institutional 2 Class
Subscriptions	13,092	122,356	65,038	611,566
Distributions reinvested	1,869	17,404	—	—
Redemptions	(46,098)	(429,892)	(1,179)	(11,108)
Net increase (decrease)	(31,137)	(290,132)	63,859	600,458
Institutional 3 Class
Subscriptions	1,396,126	13,248,210	7,330,572	69,859,009
Distributions reinvested	122,069	1,149,891	—	—
Redemptions	(437,513)	(4,140,447)	(3,233,755)	(30,682,749)
Net increase	1,080,682	10,257,654	4,096,817	39,176,260
Class K
Subscriptions	374	3,491	457	4,265
Distributions reinvested	93	861	—	—
Redemptions	(5,309)	(49,127)	(278)	(2,586)
Net increase (decrease)	(4,842)	(44,775)	179	1,679
Class R
Subscriptions	327,081	3,018,975	173,518	1,605,359
Distributions reinvested	2,057	18,945	—	—
Redemptions	(247,288)	(2,279,935)	(180,484)	(1,667,775)
Net increase (decrease)	81,850	757,985	(6,966)	(62,416)
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Inflation Protected Securities Fund | Annual Report 2018

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	July 31, 2018 (a)		July 31, 2017 (b)
	Shares	Dollars ($)	Shares	Dollars ($)
Class T
Subscriptions	—	—	12	110
Distributions reinvested	423	3,938	—	—
Redemptions	(5,190)	(48,528)	(6,378)	(59,281)
Net decrease	(4,767)	(44,590)	(6,366)	(59,171)
Total net increase (decrease)	438,951	4,344,768	(4,880,391)	(45,860,066)

(a)	Advisor Class shares are based on operations from March 1, 2018 (commencement of operations) through the stated period end.
(b)	Institutional 3 Class shares are based on operations from March 1, 2017 (commencement of operations) through the stated period end.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Inflation Protected Securities Fund | Annual Report 2018	19

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Increase from payment by affiliate	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Tax return of capital	Total distributions to shareholders
Class A
Year Ended 7/31/2018	$9.39	0.26	(0.09)	—	0.17	(0.22)	—	—	(0.22)
Year Ended 7/31/2017	$9.24	0.21	(0.07)	0.01	0.15	—	—	—	—
Year Ended 7/31/2016	$8.85	0.22	0.17	—	0.39	—	—	—	—
Year Ended 7/31/2015	$9.46	0.11	(0.68)	—	(0.57)	(0.04)	—	—	(0.04)
Year Ended 7/31/2014	$9.73	0.19	0.21	—	0.40	(0.11)	(0.52)	(0.04)	(0.67)
Advisor Class
Year Ended 7/31/2018(f)	$9.29	0.16	(0.05)	—	0.11	—	—	—	—
Class C
Year Ended 7/31/2018	$9.15	0.17	(0.08)	—	0.09	(0.15)	—	—	(0.15)
Year Ended 7/31/2017	$9.06	0.14	(0.06)	0.01	0.09	—	—	—	—
Year Ended 7/31/2016	$8.74	0.15	0.17	—	0.32	—	—	—	—
Year Ended 7/31/2015	$9.40	0.04	(0.67)	—	(0.63)	(0.03)	—	—	(0.03)
Year Ended 7/31/2014	$9.68	0.12	0.20	—	0.32	(0.04)	(0.52)	(0.04)	(0.60)
Institutional Class
Year Ended 7/31/2018	$9.46	0.28	(0.09)	—	0.19	(0.24)	—	—	(0.24)
Year Ended 7/31/2017	$9.28	0.25	(0.08)	0.01	0.18	—	—	—	—
Year Ended 7/31/2016	$8.86	0.24	0.18	—	0.42	—	—	—	—
Year Ended 7/31/2015	$9.45	0.12	(0.66)	—	(0.54)	(0.05)	—	—	(0.05)
Year Ended 7/31/2014	$9.73	0.28	0.13	—	0.41	(0.13)	(0.52)	(0.04)	(0.69)
Institutional 2 Class
Year Ended 7/31/2018	$9.44	0.28	(0.07)	—	0.21	(0.25)	—	—	(0.25)
Year Ended 7/31/2017	$9.26	0.23	(0.06)	0.01	0.18	—	—	—	—
Year Ended 7/31/2016	$8.84	0.25	0.17	—	0.42	—	—	—	—
Year Ended 7/31/2015	$9.42	0.13	(0.66)	—	(0.53)	(0.05)	—	—	(0.05)
Year Ended 7/31/2014	$9.69	0.34	0.10	—	0.44	(0.15)	(0.52)	(0.04)	(0.71)
Institutional 3 Class
Year Ended 7/31/2018	$9.56	0.30	(0.10)	—	0.20	(0.25)	—	—	(0.25)
Year Ended 7/31/2017(h)	$9.48	0.12	(0.04)	—	0.08	—	—	—	—
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Inflation Protected Securities Fund | Annual Report 2018

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 7/31/2018	$9.34	1.82%	1.18% (c)	0.79% (c)	2.74%	17%	$46,950
Year Ended 7/31/2017	$9.39	1.62% (d)	1.10%	0.80%	2.23%	26%	$51,405
Year Ended 7/31/2016	$9.24	4.41%	1.03%	0.79% (e)	2.51%	60%	$58,151
Year Ended 7/31/2015	$8.85	(6.01%)	1.21%	0.82% (e)	1.16%	88%	$70,528
Year Ended 7/31/2014	$9.46	4.46%	1.15%	0.85%	1.97%	91%	$93,302
Advisor Class
Year Ended 7/31/2018(f)	$9.40	1.18%	0.95% (c),(g)	0.54% (c),(g)	4.08% (g)	17%	$59
Class C
Year Ended 7/31/2018	$9.09	0.97%	1.93% (c)	1.54% (c)	1.91%	17%	$4,649
Year Ended 7/31/2017	$9.15	0.99% (d)	1.86%	1.55%	1.51%	26%	$7,140
Year Ended 7/31/2016	$9.06	3.66%	1.79%	1.54% (e)	1.75%	60%	$6,864
Year Ended 7/31/2015	$8.74	(6.77%)	1.96%	1.57% (e)	0.41%	88%	$10,399
Year Ended 7/31/2014	$9.40	3.64%	1.90%	1.60%	1.27%	91%	$12,651
Institutional Class
Year Ended 7/31/2018	$9.41	2.06%	0.93% (c)	0.54% (c)	2.99%	17%	$18,653
Year Ended 7/31/2017	$9.46	1.94% (d)	0.87%	0.55%	2.64%	26%	$18,473
Year Ended 7/31/2016	$9.28	4.74%	0.78%	0.54% (e)	2.74%	60%	$8,919
Year Ended 7/31/2015	$8.86	(5.74%)	0.96%	0.57% (e)	1.29%	88%	$9,618
Year Ended 7/31/2014	$9.45	4.61%	0.91%	0.60%	3.03%	91%	$11,631
Institutional 2 Class
Year Ended 7/31/2018	$9.40	2.24%	0.83% (c)	0.45% (c)	2.98%	17%	$365
Year Ended 7/31/2017	$9.44	1.94% (d)	0.74%	0.48%	2.44%	26%	$661
Year Ended 7/31/2016	$9.26	4.75%	0.68%	0.45%	2.85%	60%	$56
Year Ended 7/31/2015	$8.84	(5.62%)	0.68%	0.42%	1.47%	88%	$77
Year Ended 7/31/2014	$9.42	4.88%	0.68%	0.45%	3.79%	91%	$93
Institutional 3 Class
Year Ended 7/31/2018	$9.51	2.16%	0.78% (c)	0.39% (c)	3.19%	17%	$49,254
Year Ended 7/31/2017(h)	$9.56	0.84%	0.72% (g)	0.43% (g)	2.91% (g)	26%	$39,152
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Inflation Protected Securities Fund | Annual Report 2018	21

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Increase from payment by affiliate	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Tax return of capital	Total distributions to shareholders
Class R
Year Ended 7/31/2018	$9.30	0.24	(0.09)	—	0.15	(0.20)	—	—	(0.20)
Year Ended 7/31/2017	$9.17	0.18	(0.06)	0.01	0.13	—	—	—	—
Year Ended 7/31/2016	$8.81	0.20	0.16	—	0.36	—	—	—	—
Year Ended 7/31/2015	$9.43	0.08	(0.66)	—	(0.58)	(0.04)	—	—	(0.04)
Year Ended 7/31/2014	$9.70	0.18	0.20	—	0.38	(0.09)	(0.52)	(0.04)	(0.65)
Class T
Year Ended 7/31/2018	$9.41	0.25	(0.08)	—	0.17	(0.22)	—	—	(0.22)
Year Ended 7/31/2017	$9.25	0.21	(0.06)	0.01	0.16	—	—	—	—
Year Ended 7/31/2016	$8.86	0.21	0.18	—	0.39	—	—	—	—
Year Ended 7/31/2015	$9.47	0.02	(0.59)	—	(0.57)	(0.04)	—	—	(0.04)
Year Ended 7/31/2014	$9.74	0.24	0.16	—	0.40	(0.11)	(0.52)	(0.04)	(0.67)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interest on collateral expense. For the periods indicated below, if interest on collateral expense had been excluded, expenses would have been lower by:

Class	7/31/2018
Class A	less than 0.01%
Advisor Class	0.01%
Class C	less than 0.01%
Institutional Class	less than 0.01%
Institutional 2 Class	less than 0.01%
Institutional 3 Class	less than 0.01%
Class R	less than 0.01%
Class T	less than 0.01%

(d)	The Fund received a payment from an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.09%.
(e)	The benefits derived from expense reductions had an impact of less than 0.01%.
(f)	Advisor Class shares commenced operations on March 1, 2018. Per share data and total return reflect activity from that date.
(g)	Annualized.
(h)	Institutional 3 Class shares commenced operations on March 1, 2017. Per share data and total return reflect activity from that date.
The accompanying Notes to Financial Statements are an integral part of this statement.
22	Columbia Inflation Protected Securities Fund | Annual Report 2018

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class R
Year Ended 7/31/2018	$9.25	1.58%	1.43% (c)	1.04% (c)	2.55%	17%	$6,504
Year Ended 7/31/2017	$9.30	1.42% (d)	1.36%	1.05%	1.99%	26%	$5,778
Year Ended 7/31/2016	$9.17	4.09%	1.28%	1.04% (e)	2.27%	60%	$5,760
Year Ended 7/31/2015	$8.81	(6.20%)	1.46%	1.07% (e)	0.93%	88%	$5,272
Year Ended 7/31/2014	$9.43	4.20%	1.40%	1.10%	1.93%	91%	$5,776
Class T
Year Ended 7/31/2018	$9.36	1.82%	1.18% (c)	0.79% (c)	2.71%	17%	$148
Year Ended 7/31/2017	$9.41	1.73% (d)	1.10%	0.80%	2.25%	26%	$194
Year Ended 7/31/2016	$9.25	4.40%	1.03%	0.79% (e)	2.47%	60%	$250
Year Ended 7/31/2015	$8.86	(6.00%)	1.22%	0.83% (e)	0.20%	88%	$396
Year Ended 7/31/2014	$9.47	4.44%	1.16%	0.85%	2.59%	91%	$76,624
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Inflation Protected Securities Fund | Annual Report 2018	23

Notes to Financial Statements
July 31, 2018
Note 1. Organization
Columbia Inflation Protected Securities Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure. The Fund offers each of the share classes identified below.
Class A shares are subject to a maximum front-end sales charge of 3.00% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months after purchase, charged as follows: 1.00% CDSC if redeemed within 12 months after purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.
Advisor Class shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund’s prospectus. Advisor Class shares commenced operations on March 1, 2018.
Effective July 17, 2017, Class B shares of the Fund were no longer offered. On August 4, 2017, the capital owned by Columbia Management Investment Advisers, LLC in Class B shares was redeemed without a CDSC.
Class C shares are subject to a 1.00% CDSC on shares redeemed within 12 months after purchase. Effective July 1, 2018, Class C shares will automatically convert to Class A shares of the same Fund in the month of or the month following the 10-year anniversary of the Class C shares purchase date.
Institutional Class shares are not subject to sales charges and are generally available only to eligible investors, which are subject to different investment minimums as described in the Fund’s prospectus. Prior to November 1, 2017, Institutional Class shares were known as Class Z shares.
Institutional 2 Class shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans as described in the Fund’s prospectus. Prior to November 1, 2017, Institutional 2 Class shares were known as Class R5 shares.
Institutional 3 Class shares are not subject to sales charges and are available to institutional and certain other investors as described in the Fund’s prospectus. Prior to November 1, 2017, Institutional 3 Class shares were known as Class Y shares.
The Fund no longer accepts investments by existing investors in Class K shares. When available, Class K shares were not subject to sales charges and were made available only to existing investors in Class K shares. On March 9, 2018, Class K shares were redeemed or exchanged for Advisor Class shares of the Fund in a tax free transaction that had no impact on fees and expenses paid by the shareholders. Advisor Class shares commenced operations on March 1, 2018.
Class R shares are not subject to sales charges and are generally available only to certain retirement plans and other investors as described in the Fund’s prospectus.
Class T shares are subject to a maximum front-end sales charge of 2.50% per transaction and must be purchased through financial intermediaries that, by written agreement with Columbia Management Investment Distributors, Inc., are specifically authorized to sell Class T shares.
24	Columbia Inflation Protected Securities Fund | Annual Report 2018

Notes to Financial Statements  (continued)
July 31, 2018
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized cost value, unless this method results in a valuation that management believes does not approximate market value.
Asset- and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities’ cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quote from an approved independent broker-dealer.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of transactions, at the mean of the latest quoted bid and ask prices.
Swap transactions are valued through an independent pricing service or broker, or if neither is available, through an internal model based upon observable inputs.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Columbia Inflation Protected Securities Fund | Annual Report 2018	25

Notes to Financial Statements  (continued)
July 31, 2018
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded
26	Columbia Inflation Protected Securities Fund | Annual Report 2018

Notes to Financial Statements  (continued)
July 31, 2018
under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker. Any interest expense paid by the Fund is shown on the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Forward foreign currency exchange contracts
Forward foreign currency exchange contracts are over-the-counter agreements between two parties to buy and sell a currency at a set price on a future date. The Fund utilized forward foreign currency exchange contracts to hedge the currency exposure associated with some or all of the Fund’s securities, to shift foreign currency exposure back to U.S. dollars and to generate total return through long and short positions versus the U.S. dollar. These instruments may be used for other purposes in future periods.
The values of forward foreign currency exchange contracts fluctuate daily with changes in foreign currency exchange rates. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the forward foreign currency exchange contract is closed or expires.
The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund’s portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to produce incremental earnings, to manage the duration and yield curve exposure of the Fund versus the benchmark and to manage exposure to movements in interest rates. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are
Columbia Inflation Protected Securities Fund | Annual Report 2018	27

Notes to Financial Statements  (continued)
July 31, 2018
equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Swap contracts
Swap contracts are negotiated in the over-the-counter market and may be entered into as a bilateral contract or centrally cleared (centrally cleared swap contract). In a centrally cleared swap contract, immediately following execution of the swap contract with a broker, the swap contract is novated to a central counterparty (the CCP) and the CCP becomes the Fund’s counterparty to the centrally cleared swap contract. The Fund is required to deposit initial margin with the futures commission merchant (FCM), which pledges it through to the CCP in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap contract. Securities deposited as initial margin are designated in the Portfolio of Investments and cash deposited is recorded in the Statement of Assets and Liabilities as margin deposits. Unlike a bilateral swap contract, for centrally cleared swap contracts, the Fund has minimal credit exposure to the FCM because the CCP stands between the Fund and the relevant buyer/seller on the other side of the contract. Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swap contracts, if any, is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities.
Entering into these contracts involves, to varying degrees, elements of interest, liquidity and counterparty credit risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there may be unfavorable changes in interest rates, market conditions or other conditions, that it may be difficult to initiate a swap transaction or liquidate a position at an advantageous time or price which may result in significant losses, and that the FCM or CCP may not fulfill its obligation under the contract.
Interest rate swap contracts
The Fund entered into interest rate swap transactions which may include inflation rate swap contracts to produce incremental earnings, to manage interest rate and market risk exposure to produce incremental earnings, to gain exposure to or protect itself from market rate changes, to synthetically add or subtract principal exposure to a market, to manage long or short exposure to an inflation index and to hedge the portfolio risk associated with some or all of the Fund’s securities. These instruments may be used for other purposes in future periods. An interest rate swap is an agreement between two parties where there are two flows and payments are made between the two counterparties and the payments are dependent upon changes in an interest rate, inflation rate or inflation index calculated on a nominal amount. Interest rate swaps are agreements between two parties that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future, based on a predetermined, specified notional amount. Certain interest rate swaps are considered forward-starting, whereby the accrual for the exchange of cash flows does not begin until a specified date in the future. The net cash flow for a standard interest rate swap transaction is generally the difference between a floating market interest rate versus a fixed interest rate.
Interest rate swaps are valued daily and unrealized appreciation (depreciation) is recorded. Certain interest rate swaps may accrue periodic interest on a daily basis as a component of unrealized appreciation (depreciation); the Fund will realize a gain or loss upon the payment or receipt of accrued interest. The Fund will realize a gain or a loss when the interest rate swap is terminated.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
28	Columbia Inflation Protected Securities Fund | Annual Report 2018

Notes to Financial Statements  (continued)
July 31, 2018
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at July 31, 2018:
Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Interest rate risk	Net assets — unrealized appreciation on futures contracts	50,686*
Interest rate risk	Net assets — unrealized appreciation on swap contracts	2,518,988*
Total		2,569,674

	Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Foreign exchange risk	Unrealized depreciation on forward foreign currency exchange contracts	420,003
Interest rate risk	Net assets — unrealized depreciation on futures contracts	81,248*
Interest rate risk	Net assets — unrealized depreciation on swap contracts	256,438*
Total		757,689

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended July 31, 2018:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Swap contracts ($)	Total ($)
Foreign exchange risk	1,599,976	—	—	1,599,976
Interest rate risk	—	(34,307)	(9,901)	(44,208)
Total	1,599,976	(34,307)	(9,901)	1,555,768

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Swap contracts ($)	Total ($)
Foreign exchange risk	(358,155)	—	—	(358,155)
Interest rate risk	—	(35,283)	1,476,032	1,440,749
Total	(358,155)	(35,283)	1,476,032	1,082,594
The following table is a summary of the average outstanding volume by derivative instrument for the year ended July 31, 2018:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	13,511,556
Futures contracts — short	12,262,781

Columbia Inflation Protected Securities Fund | Annual Report 2018	29

Notes to Financial Statements  (continued)
July 31, 2018
Derivative instrument	Average unrealized appreciation ($)*	Average unrealized depreciation ($)*
Forward foreign currency exchange contracts	226,032	(207,786)
Interest rate swap contracts	2,181,400	(322,822)

*	Based on the ending quarterly outstanding amounts for the year ended July 31, 2018.
Asset- and mortgage-backed securities
The Fund may invest in asset-backed and mortgage-backed securities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. All, or a portion, of the obligation may be prepaid at any time because the underlying asset may be prepaid. As a result, decreasing market interest rates could result in an increased level of prepayment. An increased prepayment rate will have the effect of shortening the maturity of the security. Unless otherwise noted, the coupon rates presented are fixed rates.
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
Treasury inflation protected securities
The Fund may invest in treasury inflation protected securities (TIPS). The principal amount of TIPS is adjusted periodically and is increased for inflation or decreased for deflation based on a monthly published index. These adjustments are recorded as interest income in the Statement of Operations. Coupon payments are based on the adjusted principal at the time the interest is paid.
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of July 31, 2018:
	Barclays ($)	Goldman Sachs International ($)	HSBC ($)	JPMorgan ($)	Morgan Stanley ($)	Standard Chartered ($)	Total ($)
Assets
OTC interest rate swap contracts (a)	-	347,828	-	904,198	-	-	1,252,026
Total assets	-	347,828	-	904,198	-	-	1,252,026
Liabilities
Centrally cleared interest rate swap contracts (b)	-	-	-	-	10,709	-	10,709
Forward foreign currency exchange contracts	-	-	107,614	-	-	312,389	420,003
OTC interest rate swap contracts (a)	112,417	51,128	-	92,893	-	-	256,438
Total liabilities	112,417	51,128	107,614	92,893	10,709	312,389	687,150
Total financial and derivative net assets	(112,417)	296,700	(107,614)	811,305	(10,709)	(312,389)	564,876
Total collateral received (pledged) (c)	(112,417)	260,000	-	810,000	-	(312,389)	645,194
Net amount (d)	-	36,700	(107,614)	1,305	(10,709)	-	(80,318)

(a)	Over-the-Counter (OTC) swap contracts are presented at market value plus periodic payments receivable (payable), which is comprised of unrealized appreciation, unrealized depreciation, upfront payments and upfront receipts.
(b)	Centrally cleared swaps are included within payable/receivable for variation margin on the Statement of Assets and Liabilities.
(c)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(d)	Represents the net amount due from/(to) counterparties in the event of default.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
30	Columbia Inflation Protected Securities Fund | Annual Report 2018

Notes to Financial Statements  (continued)
July 31, 2018
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.
Dividend income is recorded on the ex-dividend date.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid each calendar quarter. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncement
Accounting Standards Update 2017-08 Premium Amortization on Purchased Callable Debt Securities
Columbia Inflation Protected Securities Fund | Annual Report 2018	31

Notes to Financial Statements  (continued)
July 31, 2018
In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date. The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset dates. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. At this time, management is evaluating the implication of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.51% to 0.29% as the Fund’s net assets increase. The effective management services fee rate for the year ended July 31, 2018 was 0.51% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan. All amounts payable under the Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated funds governed by the Board of Trustees, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Class K, Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07%, 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class.
32	Columbia Inflation Protected Securities Fund | Annual Report 2018

Notes to Financial Statements  (continued)
July 31, 2018
For the year ended July 31, 2018, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.17
Advisor Class	0.16
Class C	0.17
Institutional Class	0.17
Institutional 2 Class	0.07
Institutional 3 Class	0.01
Class K	0.05 (a)
Class R	0.17
Class T	0.17

(a)	Unannualized.
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended July 31, 2018, no minimum account balance fees were charged by the Fund.
Plan administration fees
Under a Plan Administration Services Agreement with the Transfer Agent, the Fund paid an annual fee at a rate of 0.25% of the Fund’s average daily net assets attributable to Class K shares for the provision of various administrative, recordkeeping, communication and educational services. As a result of all Class K shares of the Fund being redeemed or exchanged for Advisor Class shares, March 9, 2018 was the last day the Fund paid a plan administration fee for Class K shares.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at the maximum annual rates of up to 0.25%, 1.00%, 0.50% and 0.25% of the Fund’s average daily net assets attributable to Class A, Class C, Class R and Class T shares, respectively. For Class C shares, of the 1.00% fee, up to 0.75% can be reimbursed for distribution expenses and up to an additional 0.25% can be reimbursed for shareholder servicing expenses. For Class R shares, of the 0.50% fee, up to 0.25% can be reimbursed for shareholder servicing expenses. For Class T shares, of the 0.25% fee, up to 0.25% can be reimbursed for distribution and/or shareholder servicing expenses.
The amount of distribution and shareholder services expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $159,000 for Class C shares. This amount is based on the most recent information available as of June 30, 2018, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution and/or shareholder services fee is reduced.
Sales charges (unaudited)
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the year ended July 31, 2018, if any, are listed below:
Amount ($)
Class A	15,200
Class C	883
Columbia Inflation Protected Securities Fund | Annual Report 2018	33

Notes to Financial Statements  (continued)
July 31, 2018
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	November 1, 2017 through November 30, 2018	Prior to November 1, 2017
Class A	0.80%	0.80%
Advisor Class	0.55*	—
Class C	1.55	1.55
Institutional Class	0.55	0.55
Institutional 2 Class	0.44	0.48
Institutional 3 Class	0.38	0.43
Class R	1.05	1.05
Class T	0.80	0.80
*Expense cap rate is contractual from March 1, 2018 (the commencement of operations of Advisor Class shares) through November 30, 2018.
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. In addition to the contractual agreement, the Investment Manager and certain of its affiliates have voluntarily agreed to waive fees and/or reimburse Fund expenses (excluding certain fees and expenses described above) so that Fund level expenses (expenses directly attributable to the Fund and not to a specific share class) are waived proportionately across all share classes, but the Fund’s net operating expenses shall not exceed the contractual annual rates listed in the table above. This arrangement may be revised or discontinued at any time. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At July 31, 2018, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, derivative investments, tax straddles, swap investments, capital loss carryforwards, trustees’ deferred compensation, principal and/or interest from fixed income securities and foreign currency transactions. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications.
In the Statement of Assets and Liabilities the following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized (loss) ($)	Paid in capital ($)
183,096	(183,096)	—
34	Columbia Inflation Protected Securities Fund | Annual Report 2018

Notes to Financial Statements  (continued)
July 31, 2018
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
Year Ended July 31, 2018			Year Ended July 31, 2017
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
3,051,183	—	3,051,183	—	—	—
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At July 31, 2018, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized (depreciation) ($)
3,941,560	—	(11,555,735)	(2,358,623)
At July 31, 2018, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized (depreciation) ($)
129,500,849	2,701,356	(5,059,979)	(2,358,623)
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at July 31, 2018, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. Capital loss carryforwards with no expiration are required to be utilized prior to any capital losses which carry an expiration date. As a result of this ordering rule, capital loss carryforwards which carry an expiration date may be more likely to expire unused. In addition, for the year ended July 31, 2018, capital loss carryforwards utilized, expired unused and permanently lost, if any, were as follows:
2019 ($)	No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)	Expired ($)	Permanently lost ($)
—	2,279,409	9,276,326	11,555,735	151,491	—	—
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $21,924,464 and $20,477,611, respectively, for the year ended July 31, 2018, of which $18,904,263 and $15,311,010, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition,
Columbia Inflation Protected Securities Fund | Annual Report 2018	35

Notes to Financial Statements  (continued)
July 31, 2018
the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the year ended July 31, 2018.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed.
The Fund had no borrowings during the year ended July 31, 2018.
Note 9. Significant risks
Credit risk
Credit risk is the risk that the value of debt securities in the Fund’s portfolio may decline because the issuer may default and fail to pay interest or repay principal when due. Rating agencies assign credit ratings to debt securities to indicate their credit risk. Lower rated or unrated debt securities held by the Fund may present increased credit risk as compared to higher-rated debt securities.
Derivatives risk
Losses involving derivative instruments may be substantial, because a relatively small price movement in the underlying security(ies), commodity, currency or index or other instrument or asset may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivatives will typically increase the Fund’s exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty risk, hedging risk, leverage risk and liquidity risk.
Inflation protected securities risk
Inflation-protected debt securities tend to react to changes in real interest rates (i.e., nominal interest rates minus the expected impact of inflation). In general, the price of such securities falls when real interest rates rise, and rises when real interest rates fall. Interest payments on these securities will vary and may be more volatile than interest paid on ordinary bonds. In periods of deflation, the Fund may have no income at all from such investments.
36	Columbia Inflation Protected Securities Fund | Annual Report 2018

Notes to Financial Statements  (continued)
July 31, 2018
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates.
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Shareholder concentration risk
At July 31, 2018, affiliated shareholders of record owned 78.6% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
Columbia Inflation Protected Securities Fund | Annual Report 2018	37

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust II and Shareholders of Columbia Inflation Protected Securities Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Inflation Protected Securities Fund (one of the funds constituting Columbia Funds Series Trust II, hereafter referred to as the "Fund") as of July 31, 2018, the related statement of operations for the year ended July 31, 2018, the statement of changes in net assets for each of the two years in the period ended July 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of July 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended July 31, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
September 21, 2018
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
38	Columbia Inflation Protected Securities Fund | Annual Report 2018

TRUSTEES AND OFFICERS
Shareholders elect the Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, Trustees not affiliated with the Investment Manager generally may serve through the end of the calendar year in which they reach either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Columbia Funds Board meeting they attended as a member of the Board.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1953	Trustee since 1/17	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	124	Advisory Board Member, University of Colorado Business School since November 2015; former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011- 2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance) since February 2018; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Interim Chair, Minnesota Sports Facilities Authority, March 2017-July 2017	124	Trustee, BlueCross BlueShield of Minnesota since 2009 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee since 2017); Chair of the Robina Foundation since August 2013; former Member of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017
Edward J. Boudreau, Jr. c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Chair of the Board since 1/18; Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Investments (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Mutual Life Insurance Company, including Senior Vice President and Treasurer and Senior Vice President Information Technology, 1968-1988	124	Former Trustee, Boston Museum of Science (Chair of Finance Committee) 1985-2013; former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
Columbia Inflation Protected Securities Fund | Annual Report 2018	39

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	124	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996; Director, Darien Rowayton Bank (Audit Committee) since 2017
William P. Carmichael c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies), 1998-2007; Adjunct Professor of Finance, Kelley School of Business, Indiana University, 1993-2007; Senior Vice President, Sara Lee Corporation, 1991-1993; Senior Vice President and Chief Financial Officer, Beatrice Foods Company, 1984-1990; Vice President, Esmark, Inc., 1973-1984; Associate, Price Waterhouse, 1968-1972	124	Director, The Finish Line (athletic shoes and apparel) since July 2003; former Director, Cobra Electronics Corporation (electronic equipment manufacturer), 1994-August 2014; former Director, Spectrum Brands, Inc. (consumer products), 2002-2009; former Director, Simmons Company (bedding), 2004-2010; former Trustee, BofA Funds Series Trust (11 funds) 2003-2011; former Director, McMoRan Exploration Company (oil and gas exploration and development) 2010 - 2013; former Director, International Textile Corp., 2012-2016; former Director, hhgregg, 2015-2017
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	124	Trustee, MA Taxpayers Foundation since 1997; Board of Directors, The MA Business Roundtable since 2003; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 12/17	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	122	Trustee, Catholic Schools Foundation since 2004
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	124	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
40	Columbia Inflation Protected Securities Fund | Annual Report 2018

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	124	Director, BlueCross BlueShield of South Carolina since April 2008; Director, National Association of Corporate Directors, Carolinas Chapter, since 2013; Board Chair, Hollingsworth Funds since 2016; Advisory Board member, Duke Energy Corp. since October 2016; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1964	Trustee since 12/17	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016	122	Director, NAPE Education Foundation since October 2016
Interested trustee not affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships/ held by Trustee during the past five years
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006, Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	122	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011
*	Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an “interested person” (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.
Columbia Inflation Protected Securities Fund | Annual Report 2018	41

TRUSTEES AND OFFICERS  (continued)
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010 - September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006 - August 2012.	194	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, 2006-January 2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
Nations Funds refer to the Funds within the Columbia Funds Complex that historically bore the Nations brand and includes series of Columbia Funds Series Trust. RiverSource Funds refer to the Funds within the Columbia Funds Complex that historically bore the RiverSource brand and includes series of Columbia Funds Series Trust II.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
42	Columbia Inflation Protected Securities Fund | Annual Report 2018

TRUSTEES AND OFFICERS  (continued)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously, Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017) and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously, Vice President and Group Counsel, August 2011 - August 2018); officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010 - 2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Columbia Inflation Protected Securities Fund | Annual Report 2018	43

Approval of Management Agreement
Columbia Management Investment Advisers, LLC (Columbia Threadneedle or the Investment Manager, and together with its domestic and global affiliates, Columbia Threadneedle Investments), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia Inflation Protected Securities Fund (the Fund). Under a management agreement (the Management Agreement), Columbia Threadneedle provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).
On an annual basis, the Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the Management Agreement. Columbia Threadneedle prepared detailed reports for the Board and its Contracts Committee in November 2017 and February, March, April and June 2018, including reports providing the results of analyses performed by an independent organization, Broadridge Financial Solutions, Inc. (Broadridge), and a comprehensive response to items of information requested by independent legal counsel to the Independent Trustees (Independent Legal Counsel) in a letter to the Investment Manager, to assist the Board in making this determination. Many of the materials presented at these meetings were first supplied in draft form to designated independent Board representatives, i.e., Independent Legal Counsel, Fund Counsel, the Chair of the Board (who is an Independent Trustee) and the Chair of the Contracts Committee (who is an Independent Trustee), and the final materials were revised to include information reflective of discussion and subsequent requests made by the Contracts Committee. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management personnel and reviews information prepared by Columbia Threadneedle addressing the services Columbia Threadneedle provides and Fund performance. The Board also accords appropriate weight to the work, deliberations and conclusions of the various committees, such as the Contracts Committee, the Investment Review Committee, the Audit Committee and the Compliance Committee in determining whether to continue the Management Agreement.
The Board, at its June 18-20, 2018 in-person Board meeting (the June Meeting), considered the renewal of the Management Agreement for an additional one-year term. At the June Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of management agreements and the Board’s legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement.
Nature, extent and quality of services provided by Columbia Threadneedle
The Board analyzed various reports and presentations it had received detailing the services performed by Columbia Threadneedle, as well as its history, reputation, expertise, resources and capabilities, and the qualifications of its personnel.
The Board specifically considered the many developments during recent years concerning the services provided by Columbia Threadneedle, including, in particular, the organization and depth of the equity and credit research departments and the various technological enhancements that have been made or are anticipated. The Board further observed the enhancements to the investment risk management department’s processes, systems and oversight, as well as planned 2018 initiatives in this regard. The Board also took into account the broad scope of services provided by Columbia Threadneedle to each Fund, including, among other services, investment, risk and compliance oversight. The Board also took into account the information it received concerning Columbia Threadneedle’s ability to attract and retain key portfolio management personnel and that it has sufficient resources to provide competitive and adequate compensation to investment personnel.
In connection with the Board’s evaluation of the overall package of services provided by Columbia Threadneedle, the Board also considered the nature, quality and range of administrative services provided to the Fund by Columbia Threadneedle, as well as the achievements in 2017 in the performance of administrative services, and noted the various enhancements anticipated for 2018. In evaluating the quality of services provided under the Management Agreement, the Board also took into account the organization and strength of the Fund’s and its service providers’ compliance programs. In addition, the Board reviewed the financial condition of Columbia Threadneedle and its affiliates and each entity’s ability to carry out its responsibilities under the Management Agreement and the Fund’s other service agreements with affiliates of Ameriprise Financial, observing the financial strength of Ameriprise Financial, with its strong cash position and solid balance sheet.
44	Columbia Inflation Protected Securities Fund | Annual Report 2018

Approval of Management Agreement  (continued)
The Board also discussed the acceptability of the terms of the Management Agreement (including the relatively broad scope of services required to be performed by Columbia Threadneedle), noting that no material changes are proposed from the form of agreement previously approved. They also noted the wide array of legal and compliance services provided to the Funds under the Management Agreement. It was also observed that the services being performed under the Management Agreement were of a reasonably high quality.
Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that Columbia Threadneedle and its affiliates are in a position to continue to provide a high quality and level of services to the Fund.
Investment performance
For purposes of evaluating the nature, extent and quality of services provided under the Management Agreement, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered detailed reports providing the results of analyses performed by an independent organization showing, for various periods, including since manager inception, the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group, the product score of the Fund (taking into account performance relative to peers and benchmarks) and the net assets of the Fund. The Board observed that the Fund’s investment performance met expectations.
Comparative fees, costs of services provided and the profits realized by Columbia Threadneedle and its affiliates from their relationships with the Fund
The Board reviewed comparative fees and the costs of services provided under the Management Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by an independent organization) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to Columbia Threadneedle’s profitability.
The Board considered the reports of its independent fee consultant, JDL Consultants, LLC (JDL), which assisted in the Board’s analysis of the Funds’ performance and expenses, the reasonableness of the Funds’ fee rates, and JDL’s conclusion that the management fees being charged to the Fund are reasonable. The Board accorded particular weight to the notion that the level of fees should generally reflect a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with certain defined exceptions) are generally in line with the "pricing philosophy" currently in effect (i.e., that Fund total expense ratios, in general, approximate or are lower than median expense ratios of funds in an agreed upon Lipper or customized comparison universe). The Board took into account that the Fund’s total expense ratio (after considering proposed expense caps/waivers) approximated the peer universe’s median expense ratio. Based on its review, the Board concluded that the Fund’s management fee was fair and reasonable in light of the extent and quality of services that the Fund receives.
The Board also considered the profitability of Columbia Threadneedle and its affiliates in connection with Columbia Threadneedle providing management services to the Fund. In this regard, the Independent Trustees referred to their detailed analysis of the Profitability Report, discussing the profitability to Columbia Threadneedle and Ameriprise Financial from managing, operating and distributing the Funds. The Board considered that in 2017 the Board had concluded that 2016 profitability was reasonable and that Columbia Threadneedle generated 2017 profitability that only increased slightly from 2016 levels. It also took into account the indirect economic benefits flowing to Columbia Threadneedle or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Fund should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.
Columbia Inflation Protected Securities Fund | Annual Report 2018	45

Approval of Management Agreement  (continued)
Economies of scale to be realized
The Board also considered the economies of scale that might be realized by Columbia Threadneedle as the Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth. In this regard, the Board took into account that management fees decline as Fund assets exceed various breakpoints, all of which have not been surpassed. The Board concluded that the breakpoints in the management fee rate schedule satisfactorily provides for the sharing of economies of scale, as they allow for adequate opportunity for shareholders to realize benefits (fee breaks) as Fund assets grow.
Based on the foregoing, the Board, including all of the Independent Trustees, concluded that the management fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On June 20, 2018, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement.
46	Columbia Inflation Protected Securities Fund | Annual Report 2018

Additional information
The Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the SEC at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
Through October 31, 2018:
P.O. Box 8081
Boston, MA 02266-8081
Effective November 1, 2018:
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Inflation Protected Securities Fund | Annual Report 2018	47

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Columbia Inflation Protected Securities Fund
Through October 31, 2018:
P.O. Box 8081
Boston, MA 02266-8081
Effective November 1, 2018:
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2018 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus .com/investor/
ANN165_07_H01_(09/18)

Annual Report
July 31, 2018
Columbia Limited Duration Credit Fund
Not FDIC Insured • No bank guarantee • May lose value

President’s Message
Dear Shareholders,
The year 2017 was an extraordinary year in the financial markets. The S&P 500 Index didn’t experience a single down month and returned over 20%. Continuing this trend, January 2018 marked the fastest start for the index ever. Low volatility, which had been a feature of the U.S. equity market for several years, along with the surge in the S&P 500 Index, drove investor sentiment to very high levels. This arguably set the stage for an overdue correction, which we witnessed in February 2018.
A return to volatility
There have been few periods of market upheaval such as were experienced in the first part of 2018. While investors were taken by surprise by the sudden and pronounced market swings, the return to some level of volatility actually marked a resumption of relatively normal market conditions. Having said that, it’s important to distinguish between a good technical correction where excess enthusiasm in the marketplace is being let out, versus a real change in the underlying fundamentals – things like an underperforming economy or weaker corporate earnings. Our view is that the recent market volatility falls into the former category, and the fundamentals remain strong. We’re continuing to see improvements in global economic activity, and we’re seeing corporate earnings expectations continue to rise – and not just because of tax reform.
Consistency is more important than ever
It’s important to keep in mind that when it comes to long-term investing, it’s the destination, not the journey that matters most. If you have a financial goal that you’ve worked out with your financial advisor, and you have a good asset allocation plan to reach it, it’s a question of sticking with your plan rather than become focused on near-term volatility. Bouts of volatility are normal. After all, it’s hard to cross the ocean without hitting an occasional rough patch. You need to focus on the destination.
One final thought. In weathering volatility, it’s the consistency of the return that is essential. Investors who chase higher returns are usually the first to sell when an investment goes through a bad patch, and they therefore don’t tend to benefit from the recovery. More disciplined investors who perhaps panic less or not at all during periods of volatility, tend to have improved long-term results and are more likely to reach their financial goals. Nothing is more important to us than making sure those who have entrusted us to protect and grow their assets are able to do what matters most to them.
Your success is our priority. Talk to your financial advisor about how working with Columbia Threadneedle Investments may help you position your portfolio for consistent, sustainable outcomes, no matter the market conditions.
Sincerely,
Christopher O. Petersen
President, Columbia Funds
The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance. Past performance is no guarantee of future results.
Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
© 2018 Columbia Management Investment Advisers, LLC. All rights reserved.
Columbia Limited Duration Credit Fund   |  Annual Report 2018

Columbia Limited Duration Credit Fund  |  Annual Report 2018

Fund at a Glance
Investment objective
Columbia Limited Duration Credit Fund (the Fund) seeks to provide shareholders with a level of current income consistent with preservation of capital.
Portfolio management
Tom Murphy, CFA
Co-Portfolio Manager
Managed Fund since 2003
Timothy Doubek, CFA
Co-Portfolio Manager
Managed Fund since 2009
Royce Wilson, CFA
Co-Portfolio Manager
Managed Fund since 2012
Average annual total returns (%) (for the period ended July 31, 2018)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	06/19/03	-0.55	1.38	3.13
	Including sales charges		-3.57	0.77	2.81
Advisor Class*		02/28/13	-0.40	1.64	3.27
Class C	Excluding sales charges	06/19/03	-1.29	0.63	2.35
	Including sales charges		-2.27	0.63	2.35
Institutional Class*		09/27/10	-0.30	1.64	3.33
Institutional 2 Class*		11/08/12	-0.25	1.70	3.32
Institutional 3 Class*		03/19/13	-0.20	1.75	3.34
Class T	Excluding sales charges	12/01/06	-0.54	1.38	3.11
	Including sales charges		-3.00	0.87	2.85
Bloomberg Barclays U.S. 1-5 Year Corporate Index			-0.12	1.95	3.64
Returns for Class A are shown with and without the maximum initial sales charge of 3.00%. Returns for Class C are shown with and without the 1.00% contingent deferred sales charge for the first year only. Returns for Class T shares are shown with and without the maximum initial sales charge of 2.50% per transaction. The Fund’s other classes are not subject to sales charges and have limited eligibility. Effective November 1, 2017, Class R4, Class R5, Class Y and Class Z shares were renamed Advisor Class, Institutional 2 Class, Institutional 3 Class and Institutional Class shares, respectively. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. Since the Fund launched more than one share class at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The Bloomberg Barclays U.S. 1-5 Year Corporate Index includes U.S. dollar-denominated, investment-grade, fixed-rate, taxable securities issued by industrial, utility, and financial companies, with maturities between 1 and 5 years.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
2	Columbia Limited Duration Credit Fund | Annual Report 2018

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (July 31, 2008 — July 31, 2018)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Limited Duration Credit Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Portfolio breakdown (%) (at July 31, 2018)
Corporate Bonds & Notes	99.5
Money Market Funds	0.5
Total	100.0
Percentages indicated are based upon total investments and exclude investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Quality breakdown (%) (at July 31, 2018)
AA rating	7.3
A rating	13.8
BBB rating	78.9
Total	100.0
Percentages indicated are based upon total fixed income investments (excluding Money Market Funds and derivatives, if any).
Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody’s, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.

Columbia Limited Duration Credit Fund | Annual Report 2018	3

Manager Discussion of Fund Performance
For the 12-month period ended July 31, 2018, Class A shares of the Fund returned -0.55% excluding sales charges. The Fund underperformed its benchmark, the Bloomberg Barclays U.S. 1-5 Year Corporate Index, which returned -0.12% for the same time period. During the 12-month period, the Fund’s industry selection and duration positioning contributed to relative results, while underweights in some cyclical commodity sectors marginally detracted. (Duration is a measure of the portfolio’s sensitivity to changes in interest rates.)
Heightened market volatility following tax changes and trade tensions
The 12-month period ended July 31 began with low levels of volatility across equity and fixed-income markets but gave way to reduced investor risk appetite and significantly higher volatility that began in early February 2018 on rising rates, a quickening U.S. economy, rising inflation and a hawkish approach from the U.S. Federal Reserve Board (the Fed) as well as a myriad of macroeconomic factors later in the period. The departure of Gary Cohn from the administration’s National Economic Council also was unsettling to investors. Equally notable was an apparent peaking of favorable sentiment over corporate tax cuts, repatriation of overseas U.S. cash and favorable corporate earnings from federal tax overhaul in late 2017. The path of corporate yield spreads compared with Treasury yields closely tracked the aforementioned volatility.
During the period, Jerome Powell was installed as the new Chair of the Fed, and the Fed continued to communicate its intentions clearly as it gradually raised short-term rates. With U.S. unemployment low and inflation near the Fed’s 2% target, two additional rate hikes were expected over the remainder of 2018.
The changing shape of the yield curve was a significant aspect of the fixed-income story. As short-term rates rose faster than longer term rates, the yield curve continued to flatten. While it may seem that shorter maturity bonds would be more negatively impacted than longer maturity issues in this environment, the magnitude of the changes across the curve during the period actually protected the short end on a relative basis. Longer maturity bonds felt the brunt of the volatility given their heightened price sensitivity to increases in rates.
Contributors and detractors
Over the past 12 months, the Fund’s industry selection made a modest contribution to performance as overweights to midstream and life insurance issues were additive. The Fund’s duration positioning also contributed to returns as the Fund had a modestly lower duration than that of the benchmark to start the period. The Fund’s duration was increased after bond yields rose (and prices declined) early in 2018.
Conversely, underweights in some cyclical commodity sectors marginally detracted from performance as these sectors outpaced the benchmark on positive performance by commodities during the period. Several utility and life insurance holdings also underperformed.
At period’s end
Several technical factors negatively affected spreads within the U.S. investment-grade market during the first half of 2018. For instance, some sectors of the market and/or specific BBB-rated entities had over-levered capital structures for the amount of business risks and industry uncertainty they were facing. However, working in conjunction with our research partners, we sought to avoid those sectors and issues and expect to continue to do so.
At period’s end, we viewed the operational, strategic and financial position of Fund portfolio holdings positively. We favored companies with management teams that we felt would execute in a way that balances returns to shareholders and bondholders, and have demonstrated the ability to face down macroeconomic or industry headwinds. The Fund was overweight in domestic-focused sectors such as utilities, insurance companies and midstream pipelines. The Fund was long in corporate risk and comparable in duration with the benchmark. The Fund’s overweight to corporate issues was driven by attractive yields and favorable valuations given a solid fundamental backdrop for these companies.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Fixed-income securities present issuer default risk. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund’s income and yield. These risks may be heightened for longer maturity and duration securities. Non-investment-grade securities (high-yield or junk bonds) are volatile and carry more risk to principal and income than investment-grade securities. Prepayment and extension risk exists because the timing of payments on a loan, bond or other investment may accelerate when interest rates fall
4	Columbia Limited Duration Credit Fund | Annual Report 2018

Manager Discussion of Fund Performance  (continued)
or decelerate when interest rates rise which may reduce investment opportunities and potential returns. As a non-diversified fund, fewer investments could have a greater effect on performance. Foreign investments subject the Fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Risks are enhanced for emerging market issuers. Market or other (e.g., interest rate) environments may adversely affect the liquidity of Fund investments, negatively impacting their price. Generally, the less liquid the market at the time the Fund sells a holding, the greater the risk of loss or decline of value to the Fund. Investing in derivatives is a specialized activity that involves special risks that subject the Fund to significant loss potential, including when used as leverage, and may result in greater fluctuation in Fund value. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Columbia Limited Duration Credit Fund | Annual Report 2018	5

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
February 1, 2018 — July 31, 2018
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	998.60	1,020.83	3.96	4.01	0.80
Advisor Class	1,000.00	1,000.00	998.80	1,022.07	2.73	2.76	0.55
Class C	1,000.00	1,000.00	994.90	1,017.11	7.67	7.75	1.55
Institutional Class	1,000.00	1,000.00	999.80	1,022.07	2.73	2.76	0.55
Institutional 2 Class	1,000.00	1,000.00	1,000.10	1,022.32	2.48	2.51	0.50
Institutional 3 Class	1,000.00	1,000.00	1,000.30	1,022.56	2.23	2.26	0.45
Class T	1,000.00	1,000.00	998.60	1,020.83	3.96	4.01	0.80
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
6	Columbia Limited Duration Credit Fund | Annual Report 2018

Portfolio of Investments
July 31, 2018
(Percentages represent value of investments compared to net assets)
Investments in securities
Corporate Bonds & Notes 97.7%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Aerospace & Defense 3.3%
Lockheed Martin Corp.
11/23/2020	2.500%	4,715,000	4,652,291
09/15/2021	3.350%	4,820,000	4,843,642
Northrop Grumman Corp.
03/15/2021	3.500%	10,595,000	10,659,216
Total			20,155,149
Automotive 1.5%
Ford Motor Credit Co. LLC
11/02/2020	2.343%	6,940,000	6,759,164
04/05/2021	3.470%	2,290,000	2,270,828
Total			9,029,992
Banking 6.3%
American Express Co.
02/27/2023	3.400%	6,670,000	6,606,688
Bank of Montreal
04/13/2021	3.100%	3,985,000	3,969,586
Bank of Nova Scotia (The)
04/20/2021	3.125%	4,735,000	4,703,318
Capital One Financial Corp.
05/12/2020	2.500%	2,129,000	2,099,607
10/30/2020	2.400%	2,575,000	2,517,009
01/30/2023	3.200%	6,450,000	6,262,512
Wells Fargo & Co.
01/30/2020	2.150%	12,300,000	12,126,951
Total			38,285,671
Cable and Satellite 2.2%
Charter Communications Operating LLC/Capital
02/01/2024	4.500%	4,130,000	4,159,856
Sky PLC(a)
09/16/2024	3.750%	9,325,000	9,236,450
Total			13,396,306
Chemicals 0.7%
LyondellBasell Industries NV
04/15/2019	5.000%	4,340,000	4,376,400
Diversified Manufacturing 2.5%
Siemens Financieringsmaatschappij NV(a)
03/16/2020	2.200%	15,420,000	15,208,114
Electric 23.8%
AEP Texas, Inc.
10/01/2022	2.400%	12,910,000	12,347,937
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
American Electric Power Co., Inc.
11/13/2020	2.150%	4,230,000	4,122,918
CMS Energy Corp.
03/01/2024	3.875%	9,050,000	8,998,180
11/15/2025	3.600%	7,355,000	7,177,870
DTE Energy Co.
12/01/2023	3.850%	560,000	561,174
06/01/2024	3.500%	10,760,000	10,530,242
Duke Energy Corp.
10/15/2023	3.950%	3,970,000	4,010,053
04/15/2024	3.750%	1,881,000	1,878,967
Edison International
09/15/2022	2.400%	5,065,000	4,799,974
Emera U.S. Finance LP
06/15/2021	2.700%	7,171,000	6,993,876
Eversource Energy
03/15/2022	2.750%	1,440,000	1,402,625
10/01/2024	2.900%	6,525,000	6,202,515
NextEra Energy Capital Holdings, Inc.
09/01/2018	1.649%	2,130,000	2,127,679
04/01/2019	2.300%	3,440,000	3,427,939
Oncor Electric Delivery Co. LLC
06/01/2019	2.150%	6,650,000	6,603,031
Pacific Gas & Electric Co.
11/15/2023	3.850%	3,465,000	3,404,896
03/01/2026	2.950%	2,395,000	2,170,237
Pinnacle West Capital Corp.
11/30/2020	2.250%	5,495,000	5,351,410
Progress Energy, Inc.
04/01/2022	3.150%	6,922,000	6,817,422
Public Service Enterprise Group, Inc.
11/15/2019	1.600%	4,575,000	4,489,763
Southern Co. (The)
07/01/2023	2.950%	11,835,000	11,464,067
WEC Energy Group, Inc.
06/15/2020	2.450%	2,790,000	2,748,055
06/15/2021	3.375%	4,210,000	4,209,827
06/15/2025	3.550%	7,070,000	6,962,317
Wisconsin Electric Power Co.
06/01/2025	3.100%	930,000	891,954
Xcel Energy, Inc.
03/15/2021	2.400%	6,695,000	6,535,391
06/01/2025	3.300%	9,725,000	9,393,397
Total			145,623,716
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Limited Duration Credit Fund | Annual Report 2018	7

Portfolio of Investments  (continued)
July 31, 2018
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Finance Companies 1.2%
GE Capital International Funding Co. Unlimited Co.
11/15/2020	2.342%	7,740,000	7,578,915
Food and Beverage 12.5%
Bacardi Ltd.(a)
05/15/2025	4.450%	12,530,000	12,484,479
General Mills, Inc.
10/21/2019	2.200%	1,400,000	1,384,942
JM Smucker Co. (The)
12/06/2019	2.200%	2,140,000	2,115,805
03/15/2020	2.500%	5,390,000	5,338,164
Kraft Heinz Foods Co.
06/15/2023	4.000%	13,520,000	13,559,478
Molson Coors Brewing Co.
03/15/2019	1.900%	4,659,000	4,635,966
07/15/2021	2.100%	3,675,000	3,529,922
07/15/2026	3.000%	3,340,000	3,057,312
Mondelez International, Inc.(a)
10/28/2019	1.625%	8,515,000	8,369,513
Sysco Corp.
07/15/2021	2.500%	3,380,000	3,303,649
Tyson Foods, Inc.
08/15/2019	2.650%	8,720,000	8,683,367
Wm. Wrigley Jr., Co.(a)
10/21/2019	2.900%	9,877,000	9,866,817
Total			76,329,414
Health Care 7.3%
Becton Dickinson and Co.
12/15/2019	2.675%	3,169,000	3,148,382
06/05/2020	2.404%	1,855,000	1,823,083
11/08/2021	3.125%	7,727,000	7,609,781
Cardinal Health, Inc.
06/15/2024	3.079%	8,590,000	8,099,296
CVS Health Corp.
06/01/2021	2.125%	4,595,000	4,438,435
07/20/2022	3.500%	3,049,000	3,030,755
03/09/2023	3.700%	4,335,000	4,316,464
Express Scripts Holding Co.
06/15/2019	2.250%	8,035,000	7,988,477
02/15/2022	3.900%	4,000,000	4,008,180
Total			44,462,853
Healthcare Insurance 0.5%
Aetna, Inc.
11/15/2022	2.750%	3,220,000	3,096,246
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Life Insurance 12.4%
AIG Global Funding(a)
07/02/2020	2.150%	2,180,000	2,132,816
Five Corners Funding Trust(a)
11/15/2023	4.419%	5,085,000	5,235,241
Guardian Life Global Funding(a)
05/08/2022	2.500%	9,300,000	9,002,502
04/25/2023	3.400%	6,245,000	6,206,962
MassMutual Global Funding II(a)
06/22/2024	2.750%	7,515,000	7,164,125
MetLife Global Funding I(a)
04/10/2019	2.300%	3,910,000	3,897,234
Metropolitan Life Global Funding I(a)
06/12/2020	2.050%	8,980,000	8,783,509
Nuveen Finance LLC(a)
11/01/2019	2.950%	20,570,000	20,495,495
Peachtree Corners Funding Trust(a)
02/15/2025	3.976%	13,325,000	12,986,652
Total			75,904,536
Media and Entertainment 3.1%
Discovery Communications LLC(a)
11/15/2019	2.750%	502,000	498,706
06/15/2020	2.800%	13,643,000	13,476,350
Thomson Reuters Corp.
10/15/2019	4.700%	4,815,000	4,896,470
Total			18,871,526
Midstream 6.3%
Enterprise Products Operating LLC
02/15/2021	2.800%	3,665,000	3,625,733
04/15/2021	2.850%	2,240,000	2,212,605
Kinder Morgan Energy Partners LP
05/01/2024	4.300%	10,367,000	10,492,047
Plains All American Pipeline LP/Finance Corp.
11/01/2024	3.600%	12,080,000	11,568,799
Southern Natural Gas Co. LLC/Issuing Corp.
06/15/2021	4.400%	6,293,000	6,410,408
Williams Partners LP
09/15/2025	4.000%	4,425,000	4,378,042
Total			38,687,634
Natural Gas 2.8%
NiSource, Inc.
11/17/2022	2.650%	8,305,000	7,965,035
NiSource, Inc.(a)
06/15/2023	3.650%	6,325,000	6,312,236

The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Limited Duration Credit Fund | Annual Report 2018

Portfolio of Investments  (continued)
July 31, 2018
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Sempra Energy
06/15/2024	3.550%	3,140,000	3,085,263
Total			17,362,534
Pharmaceuticals 2.6%
AbbVie, Inc.
05/14/2020	2.500%	5,061,000	5,003,401
Allergan Funding SCS
06/15/2024	3.850%	5,350,000	5,270,526
Amgen, Inc.
05/11/2022	2.650%	5,530,000	5,376,116
Total			15,650,043
Property & Casualty 3.5%
Alleghany Corp.
06/27/2022	4.950%	3,439,000	3,596,616
CNA Financial Corp.
05/15/2024	3.950%	11,166,000	11,118,824
Liberty Mutual Group, Inc.(a)
06/15/2023	4.250%	530,000	535,021
Liberty Mutual Insurance Co.(a)
Subordinated
10/15/2026	7.875%	4,760,000	5,850,873
Total			21,101,334
Railroads 1.8%
Union Pacific Corp.
06/19/2020	2.250%	11,345,000	11,172,794
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Supermarkets 0.6%
Kroger Co. (The)
08/01/2022	2.800%	3,855,000	3,739,666
Technology 1.9%
Broadcom Corp./Cayman Finance Ltd.
01/15/2024	3.625%	11,750,000	11,364,788
Transportation Services 0.5%
ERAC U.S.A. Finance LLC(a)
11/15/2024	3.850%	2,987,000	2,968,355
Wireless 0.4%
America Movil SAB de CV
03/30/2020	5.000%	2,455,000	2,513,427
Total Corporate Bonds & Notes (Cost $607,416,004)			596,879,413

Money Market Funds 0.5%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 2.035%(b),(c)	2,783,340	2,783,062
Total Money Market Funds (Cost $2,783,062)		2,783,062
Total Investments in Securities (Cost: $610,199,066)		599,662,475
Other Assets & Liabilities, Net		10,993,175
Net Assets		610,655,650

At July 31, 2018, securities and/or cash totaling $704,510 were pledged as collateral.
Investments in derivatives
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
U.S. Treasury 2-Year Note	523	09/2018	USD	110,872,784	—	(228,170)
U.S. Treasury 5-Year Note	89	09/2018	USD	10,102,023	—	(2,451)
Total					—	(230,621)

Short futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
U.S. Treasury 10-Year Note	(813)	09/2018	USD	(97,690,795)	—	(70,984)
U.S. Treasury Ultra 10-Year Note	(28)	09/2018	USD	(3,610,420)	—	(9,904)
Total					—	(80,888)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Limited Duration Credit Fund | Annual Report 2018	9

Portfolio of Investments  (continued)
July 31, 2018
Notes to Portfolio of Investments
(a)	Represents privately placed and other securities and instruments exempt from SEC registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund’s Board of Trustees. At July 31, 2018, the value of these securities amounted to $160,711,450, which represents 26.32% of net assets.
(b)	The rate shown is the seven-day current annualized yield at July 31, 2018.
(c)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended July 31, 2018 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 2.035%
	70,960,747	322,835,146	(391,012,553)	2,783,340	616	(1,157)	226,998	2,783,062
Currency Legend
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Limited Duration Credit Fund | Annual Report 2018

Portfolio of Investments  (continued)
July 31, 2018
Fair value measurements  (continued)
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The following table is a summary of the inputs used to value the Fund’s investments at July 31, 2018:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments in Securities
Corporate Bonds & Notes	—	596,879,413	—	—	596,879,413
Money Market Funds	—	—	—	2,783,062	2,783,062
Total Investments in Securities	—	596,879,413	—	2,783,062	599,662,475
Investments in Derivatives
Liability
Futures Contracts	(311,509)	—	—	—	(311,509)
Total	(311,509)	596,879,413	—	2,783,062	599,350,966
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
Derivative instruments are valued at unrealized appreciation (depreciation).
There were no transfers of financial assets between levels during the period.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Limited Duration Credit Fund | Annual Report 2018	11

Statement of Assets and Liabilities
July 31, 2018
Assets
Investments in securities, at value
Unaffiliated issuers (cost $607,416,004)	$596,879,413
Affiliated issuers (cost $2,783,062)	2,783,062
Margin deposits on:
Futures contracts	704,510
Receivable for:
Investments sold	6,490,445
Capital shares sold	1,428,333
Dividends	5,588
Interest	4,481,278
Foreign tax reclaims	7,684
Variation margin for futures contracts	8,867
Expense reimbursement due from Investment Manager	495
Prepaid expenses	5,056
Total assets	612,794,731
Liabilities
Payable for:
Capital shares purchased	749,527
Distributions to shareholders	1,135,073
Variation margin for futures contracts	42,484
Management services fees	7,172
Distribution and/or service fees	2,027
Transfer agent fees	69,512
Compensation of board members	68,646
Other expenses	64,640
Total liabilities	2,139,081
Net assets applicable to outstanding capital stock	$610,655,650
Represented by
Paid in capital	641,338,226
Undistributed net investment income	497,903
Accumulated net realized loss	(20,332,379)
Unrealized appreciation (depreciation) on:
Investments - unaffiliated issuers	(10,536,591)
Futures contracts	(311,509)
Total - representing net assets applicable to outstanding capital stock	$610,655,650
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Limited Duration Credit Fund | Annual Report 2018

Statement of Assets and Liabilities  (continued)
July 31, 2018
Class A
Net assets	$179,473,868
Shares outstanding	18,576,275
Net asset value per share	$9.66
Maximum sales charge	3.00%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$9.96
Advisor Class
Net assets	$49,744,857
Shares outstanding	5,147,082
Net asset value per share	$9.66
Class C
Net assets	$29,079,179
Shares outstanding	3,010,765
Net asset value per share	$9.66
Institutional Class
Net assets	$163,477,440
Shares outstanding	16,909,556
Net asset value per share	$9.67
Institutional 2 Class
Net assets	$74,279,483
Shares outstanding	7,681,754
Net asset value per share	$9.67
Institutional 3 Class
Net assets	$114,340,246
Shares outstanding	11,825,232
Net asset value per share	$9.67
Class T
Net assets	$260,577
Shares outstanding	26,919
Net asset value per share	$9.68
Maximum sales charge	2.50%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge per transaction for Class T shares)	$9.93
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Limited Duration Credit Fund | Annual Report 2018	13

Statement of Operations
Year Ended July 31, 2018
Net investment income
Income:
Dividends — affiliated issuers	$226,998
Interest	16,820,833
Total income	17,047,831
Expenses:
Management services fees	2,880,368
Distribution and/or service fees
Class A	501,783
Class C	372,266
Class T	794
Transfer agent fees
Class A	230,585
Advisor Class	59,602
Class C	42,761
Institutional Class	218,537
Institutional 2 Class	40,735
Institutional 3 Class	9,883
Class K	40
Class T	365
Plan administration fees
Class K	168
Compensation of board members	27,201
Custodian fees	17,590
Printing and postage fees	52,505
Registration fees	135,508
Audit fees	37,528
Legal fees	13,628
Interest on interfund lending	1,027
Compensation of chief compliance officer	149
Other	20,660
Total expenses	4,663,683
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(240,809)
Expense reduction	(40)
Total net expenses	4,422,834
Net investment income	12,624,997
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	(1,193,026)
Investments — affiliated issuers	616
Futures contracts	388,079
Net realized loss	(804,331)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(14,581,997)
Investments — affiliated issuers	(1,157)
Futures contracts	(332,982)
Net change in unrealized appreciation (depreciation)	(14,916,136)
Net realized and unrealized loss	(15,720,467)
Net decrease in net assets resulting from operations	$(3,095,470)
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Limited Duration Credit Fund | Annual Report 2018

Statement of Changes in Net Assets
	Year Ended July 31, 2018	Year Ended July 31, 2017
Operations
Net investment income	$12,624,997	$12,011,724
Net realized gain (loss)	(804,331)	13,755,205
Net change in unrealized appreciation (depreciation)	(14,916,136)	(7,867,821)
Net increase (decrease) in net assets resulting from operations	(3,095,470)	17,899,108
Distributions to shareholders
Net investment income
Class A	(3,402,048)	(4,526,312)
Advisor Class	(1,010,520)	(873,983)
Class B	—	(2,494)
Class C	(349,024)	(346,502)
Class I	—	(1,578,833)
Institutional Class	(3,694,113)	(2,510,766)
Institutional 2 Class	(1,392,798)	(1,023,070)
Institutional 3 Class	(2,490,109)	(819,272)
Class K	(1,118)	(1,646)
Class T	(5,367)	(8,610)
Total distributions to shareholders	(12,345,097)	(11,691,488)
Decrease in net assets from capital stock activity	(77,325,357)	(53,984,402)
Total decrease in net assets	(92,765,924)	(47,776,782)
Net assets at beginning of year	703,421,574	751,198,356
Net assets at end of year	$610,655,650	$703,421,574
Undistributed net investment income	$497,903	$218,003
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Limited Duration Credit Fund | Annual Report 2018	15

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	July 31, 2018		July 31, 2017
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	2,746,773	26,835,329	5,981,441	58,709,779
Distributions reinvested	343,667	3,352,898	452,553	4,448,840
Redemptions	(6,424,393)	(62,661,266)	(24,136,088)	(236,657,108)
Net decrease	(3,333,953)	(32,473,039)	(17,702,094)	(173,498,489)
Advisor Class
Subscriptions	963,604	9,421,410	1,943,123	19,079,060
Distributions reinvested	103,549	1,010,227	88,826	873,773
Redemptions	(1,722,212)	(16,868,519)	(1,031,545)	(10,140,606)
Net increase (decrease)	(655,059)	(6,436,882)	1,000,404	9,812,227
Class B
Subscriptions	—	—	1,511	14,859
Distributions reinvested	—	—	235	2,313
Redemptions	(1,031)	(8,710)	(53,840)	(529,734)
Net decrease	(1,031)	(8,710)	(52,094)	(512,562)
Class C
Subscriptions	310,876	3,039,184	568,230	5,581,427
Distributions reinvested	33,256	324,347	32,581	320,266
Redemptions	(1,792,751)	(17,481,168)	(1,529,287)	(15,019,961)
Net decrease	(1,448,619)	(14,117,637)	(928,476)	(9,118,268)
Class I
Subscriptions	—	—	2,478,894	24,332,959
Distributions reinvested	—	—	146,857	1,442,732
Redemptions	—	—	(15,278,585)	(149,873,994)
Net decrease	—	—	(12,652,834)	(124,098,303)
Institutional Class
Subscriptions	7,699,164	75,523,215	20,702,537	202,983,305
Distributions reinvested	333,958	3,260,578	184,591	1,817,801
Redemptions	(11,311,531)	(110,523,611)	(9,009,077)	(88,637,421)
Net increase (decrease)	(3,278,409)	(31,739,818)	11,878,051	116,163,685
Institutional 2 Class
Subscriptions	2,739,342	26,814,332	3,624,263	35,600,523
Distributions reinvested	142,742	1,392,505	103,933	1,022,897
Redemptions	(1,598,817)	(15,639,675)	(2,741,523)	(26,966,241)
Net increase	1,283,267	12,567,162	986,673	9,657,179
Institutional 3 Class
Subscriptions	1,091,746	10,732,213	12,431,285	122,076,354
Distributions reinvested	255,040	2,489,907	83,059	819,094
Redemptions	(1,860,454)	(18,085,258)	(492,928)	(4,858,617)
Net increase (decrease)	(513,668)	(4,863,138)	12,021,416	118,036,831
Class K
Distributions reinvested	99	978	152	1,499
Redemptions	(11,348)	(110,320)	—	—
Net increase (decrease)	(11,249)	(109,342)	152	1,499
Class T
Subscriptions	—	—	1,272	12,488
Distributions reinvested	532	5,200	860	8,466
Redemptions	(15,191)	(149,153)	(45,684)	(449,155)
Net decrease	(14,659)	(143,953)	(43,552)	(428,201)
Total net decrease	(7,973,380)	(77,325,357)	(5,492,354)	(53,984,402)
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Limited Duration Credit Fund | Annual Report 2018

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Columbia Limited Duration Credit Fund | Annual Report 2018	17

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Year Ended 7/31/2018	$9.88	0.17	(0.22)	(0.05)	(0.17)	—	(0.17)
Year Ended 7/31/2017	$9.80	0.15	0.07	0.22	(0.14)	—	(0.14)
Year Ended 7/31/2016	$9.70	0.22	0.10	0.32	(0.22)	—	(0.22)
Year Ended 7/31/2015	$9.99	0.19	(0.28)	(0.09)	(0.19)	(0.01)	(0.20)
Year Ended 7/31/2014	$10.04	0.16	0.11	0.27	(0.22)	(0.10)	(0.32)
Advisor Class
Year Ended 7/31/2018	$9.89	0.19	(0.23)	(0.04)	(0.19)	—	(0.19)
Year Ended 7/31/2017	$9.80	0.17	0.09	0.26	(0.17)	—	(0.17)
Year Ended 7/31/2016	$9.70	0.24	0.11	0.35	(0.25)	—	(0.25)
Year Ended 7/31/2015	$9.99	0.22	(0.29)	(0.07)	(0.21)	(0.01)	(0.22)
Year Ended 7/31/2014	$10.04	0.18	0.12	0.30	(0.25)	(0.10)	(0.35)
Class C
Year Ended 7/31/2018	$9.88	0.10	(0.23)	(0.13)	(0.09)	—	(0.09)
Year Ended 7/31/2017	$9.80	0.07	0.08	0.15	(0.07)	—	(0.07)
Year Ended 7/31/2016	$9.69	0.15	0.11	0.26	(0.15)	—	(0.15)
Year Ended 7/31/2015	$9.99	0.12	(0.30)	(0.18)	(0.11)	(0.01)	(0.12)
Year Ended 7/31/2014	$10.04	0.08	0.12	0.20	(0.15)	(0.10)	(0.25)
Institutional Class
Year Ended 7/31/2018	$9.89	0.19	(0.22)	(0.03)	(0.19)	—	(0.19)
Year Ended 7/31/2017	$9.80	0.17	0.09	0.26	(0.17)	—	(0.17)
Year Ended 7/31/2016	$9.70	0.24	0.11	0.35	(0.25)	—	(0.25)
Year Ended 7/31/2015	$9.99	0.21	(0.28)	(0.07)	(0.21)	(0.01)	(0.22)
Year Ended 7/31/2014	$10.05	0.18	0.11	0.29	(0.25)	(0.10)	(0.35)
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Limited Duration Credit Fund | Annual Report 2018

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 7/31/2018	$9.66	(0.55%)	0.84% (c)	0.80% (c),(d)	1.74%	79%	$179,474
Year Ended 7/31/2017	$9.88	2.28%	0.83%	0.81% (d)	1.47%	119%	$216,524
Year Ended 7/31/2016	$9.80	3.43%	0.89%	0.83% (d)	2.29%	49%	$388,216
Year Ended 7/31/2015	$9.70	(0.96%)	0.86%	0.83% (d)	1.92%	68%	$538,661
Year Ended 7/31/2014	$9.99	2.78%	0.87%	0.84% (d)	1.55%	93%	$631,359
Advisor Class
Year Ended 7/31/2018	$9.66	(0.40%)	0.59% (c)	0.55% (c),(d)	1.99%	79%	$49,745
Year Ended 7/31/2017	$9.89	2.65%	0.59%	0.56% (d)	1.74%	119%	$57,357
Year Ended 7/31/2016	$9.80	3.68%	0.64%	0.58% (d)	2.53%	49%	$47,065
Year Ended 7/31/2015	$9.70	(0.71%)	0.61%	0.58% (d)	2.27%	68%	$48,659
Year Ended 7/31/2014	$9.99	3.04%	0.62%	0.59% (d)	1.80%	93%	$6,000
Class C
Year Ended 7/31/2018	$9.66	(1.29%)	1.59% (c)	1.55% (c),(d)	0.97%	79%	$29,079
Year Ended 7/31/2017	$9.88	1.53%	1.58%	1.56% (d)	0.74%	119%	$44,055
Year Ended 7/31/2016	$9.80	2.76%	1.65%	1.58% (d)	1.54%	49%	$52,777
Year Ended 7/31/2015	$9.69	(1.80%)	1.61%	1.58% (d)	1.17%	68%	$66,931
Year Ended 7/31/2014	$9.99	2.01%	1.62%	1.59% (d)	0.81%	93%	$79,115
Institutional Class
Year Ended 7/31/2018	$9.67	(0.30%)	0.59% (c)	0.55% (c),(d)	1.98%	79%	$163,477
Year Ended 7/31/2017	$9.89	2.65%	0.59%	0.56% (d)	1.78%	119%	$199,635
Year Ended 7/31/2016	$9.80	3.69%	0.64%	0.58% (d)	2.53%	49%	$81,473
Year Ended 7/31/2015	$9.70	(0.71%)	0.61%	0.58% (d)	2.17%	68%	$131,631
Year Ended 7/31/2014	$9.99	2.93%	0.62%	0.59% (d)	1.81%	93%	$108,228
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Limited Duration Credit Fund | Annual Report 2018	19

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Institutional 2 Class
Year Ended 7/31/2018	$9.89	0.20	(0.22)	(0.02)	(0.20)	—	(0.20)
Year Ended 7/31/2017	$9.81	0.18	0.07	0.25	(0.17)	—	(0.17)
Year Ended 7/31/2016	$9.71	0.25	0.10	0.35	(0.25)	—	(0.25)
Year Ended 7/31/2015	$10.00	0.22	(0.28)	(0.06)	(0.22)	(0.01)	(0.23)
Year Ended 7/31/2014	$10.05	0.18	0.13	0.31	(0.26)	(0.10)	(0.36)
Institutional 3 Class
Year Ended 7/31/2018	$9.89	0.20	(0.22)	(0.02)	(0.20)	—	(0.20)
Year Ended 7/31/2017	$9.80	0.19	0.08	0.27	(0.18)	—	(0.18)
Year Ended 7/31/2016	$9.70	0.25	0.11	0.36	(0.26)	—	(0.26)
Year Ended 7/31/2015	$10.00	0.24	(0.31)	(0.07)	(0.22)	(0.01)	(0.23)
Year Ended 7/31/2014	$10.05	0.19	0.12	0.31	(0.26)	(0.10)	(0.36)
Class T
Year Ended 7/31/2018	$9.90	0.17	(0.22)	(0.05)	(0.17)	—	(0.17)
Year Ended 7/31/2017	$9.82	0.15	0.07	0.22	(0.14)	—	(0.14)
Year Ended 7/31/2016	$9.71	0.23	0.10	0.33	(0.22)	—	(0.22)
Year Ended 7/31/2015	$10.01	0.19	(0.29)	(0.10)	(0.19)	(0.01)	(0.20)
Year Ended 7/31/2014	$10.06	0.15	0.12	0.27	(0.22)	(0.10)	(0.32)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interfund lending expense which is less than 0.01%.
(d)	The benefits derived from expense reductions had an impact of less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Limited Duration Credit Fund | Annual Report 2018

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 2 Class
Year Ended 7/31/2018	$9.67	(0.25%)	0.53% (c)	0.50% (c)	2.06%	79%	$74,279
Year Ended 7/31/2017	$9.89	2.59%	0.52%	0.52%	1.78%	119%	$63,284
Year Ended 7/31/2016	$9.81	3.76%	0.51%	0.51%	2.60%	49%	$53,070
Year Ended 7/31/2015	$9.71	(0.63%)	0.51%	0.51%	2.26%	68%	$58,152
Year Ended 7/31/2014	$10.00	3.12%	0.51%	0.51%	1.84%	93%	$36,091
Institutional 3 Class
Year Ended 7/31/2018	$9.67	(0.20%)	0.48% (c)	0.45% (c)	2.08%	79%	$114,340
Year Ended 7/31/2017	$9.89	2.75%	0.48%	0.47%	1.90%	119%	$122,034
Year Ended 7/31/2016	$9.80	3.81%	0.47%	0.46%	2.65%	49%	$3,113
Year Ended 7/31/2015	$9.70	(0.69%)	0.47%	0.46%	2.44%	68%	$2,941
Year Ended 7/31/2014	$10.00	3.16%	0.46%	0.46%	1.87%	93%	$10
Class T
Year Ended 7/31/2018	$9.68	(0.54%)	0.84% (c)	0.80% (c),(d)	1.72%	79%	$261
Year Ended 7/31/2017	$9.90	2.29%	0.84%	0.81% (d)	1.48%	119%	$412
Year Ended 7/31/2016	$9.82	3.54%	0.90%	0.83% (d)	2.37%	49%	$836
Year Ended 7/31/2015	$9.71	(1.05%)	0.86%	0.83% (d)	1.92%	68%	$110,891
Year Ended 7/31/2014	$10.01	2.77%	0.87%	0.83% (d)	1.50%	93%	$145,507
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Limited Duration Credit Fund | Annual Report 2018	21

Notes to Financial Statements
July 31, 2018
Note 1. Organization
Columbia Limited Duration Credit Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure. The Fund offers each of the share classes identified below.
Class A shares are subject to a maximum front-end sales charge of 3.00% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months after purchase, charged as follows: 1.00% CDSC if redeemed within 12 months after purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.
Advisor Class shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund’s prospectus. Prior to November 1, 2017, Advisor Class shares were known as Class R4 shares.
Effective July 17, 2017, Class B shares of the Fund were no longer offered. On August 4, 2017, the capital owned by Columbia Management Investment Advisers, LLC in Class B shares was redeemed without a CDSC.
Class C shares are subject to a 1.00% CDSC on shares redeemed within 12 months after purchase. Effective July 1, 2018, Class C shares will automatically convert to Class A shares of the same Fund in the month of or the month following the 10-year anniversary of the Class C shares purchase date.
Institutional Class shares are not subject to sales charges and are generally available only to eligible investors, which are subject to different investment minimums as described in the Fund’s prospectus. Prior to November 1, 2017, Institutional Class shares were known as Class Z shares.
Institutional 2 Class shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans as described in the Fund’s prospectus. Prior to November 1, 2017, Institutional 2 Class shares were known as Class R5 shares.
Institutional 3 Class shares are not subject to sales charges and are available to institutional and certain other investors as described in the Fund’s prospectus. Prior to November 1, 2017, Institutional 3 Class shares were known as Class Y shares.
The Fund no longer accepts investments by existing investors in Class K shares. When available, Class K shares were not subject to sales charges and were made available only to existing investors in Class K shares. On March 9, 2018, Class K shares were redeemed or exchanged for Advisor Class shares of the Fund in a tax free transaction that had no impact on fees and expenses paid by the shareholders.
Class T shares are subject to a maximum front-end sales charge of 2.50% per transaction and must be purchased through financial intermediaries that, by written agreement with Columbia Management Investment Distributors, Inc., are specifically authorized to sell Class T shares.
22	Columbia Limited Duration Credit Fund | Annual Report 2018

Notes to Financial Statements  (continued)
July 31, 2018
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized cost value, unless this method results in a valuation that management believes does not approximate market value.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of transactions, at the mean of the latest quoted bid and ask prices.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
Columbia Limited Duration Credit Fund | Annual Report 2018	23

Notes to Financial Statements  (continued)
July 31, 2018
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker. Any interest expense paid by the Fund is shown on the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark and to manage exposure to movements in interest rates. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the
24	Columbia Limited Duration Credit Fund | Annual Report 2018

Notes to Financial Statements  (continued)
July 31, 2018
anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at July 31, 2018:
Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Interest rate risk	Net assets — unrealized depreciation on futures contracts	311,509*

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended July 31, 2018:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Interest rate risk	388,079

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Interest rate risk	(332,982)
The following table is a summary of the average outstanding volume by derivative instrument for the year ended July 31, 2018:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	141,045,653
Futures contracts — short	130,657,955

*	Based on the ending quarterly outstanding amounts for the year ended July 31, 2018.
Columbia Limited Duration Credit Fund | Annual Report 2018	25

Notes to Financial Statements  (continued)
July 31, 2018
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.
Dividend income is recorded on the ex-dividend date.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Distributions to shareholders
Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncement
Accounting Standards Update 2017-08 Premium Amortization on Purchased Callable Debt Securities
In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date. The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset
26	Columbia Limited Duration Credit Fund | Annual Report 2018

Notes to Financial Statements  (continued)
July 31, 2018
dates. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. At this time, management is evaluating the implication of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.43% to 0.28% as the Fund’s net assets increase. The effective management services fee rate for the year ended July 31, 2018 was 0.43% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan. All amounts payable under the Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated funds governed by the Board of Trustees, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Class K, Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07%, 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class.
Columbia Limited Duration Credit Fund | Annual Report 2018	27

Notes to Financial Statements  (continued)
July 31, 2018
For the year ended July 31, 2018, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.11
Advisor Class	0.11
Class C	0.11
Institutional Class	0.11
Institutional 2 Class	0.06
Institutional 3 Class	0.01
Class K	0.04 (a)
Class T	0.11

(a)	Unannualized.
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended July 31, 2018, these minimum account balance fees reduced total expenses of the Fund by $40.
Plan administration fees
Under a Plan Administration Services Agreement with the Transfer Agent, the Fund paid an annual fee at a rate of 0.25% of the Fund’s average daily net assets attributable to Class K shares for the provision of various administrative, recordkeeping, communication and educational services. As a result of all Class K shares of the Fund being redeemed or exchanged for Advisor Class shares, March 9, 2018 was the last day the Fund paid a plan administration fee for Class K shares.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at the maximum annual rates of up to 0.25%, 1.00% and 0.25% of the Fund’s average daily net assets attributable to Class A, Class C and Class T shares, respectively. For Class C shares, of the 1.00% fee, up to 0.75% can be reimbursed for distribution expenses and up to an additional 0.25% can be reimbursed for shareholder servicing expenses. For Class T shares, of the 0.25% can be reimbursed for distribution and/or shareholder servicing expenses.
The amount of distribution and shareholder services expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $639,000 for Class C shares. This amount is based on the most recent information available as of June 30, 2018, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution and/or shareholder services fee is reduced.
Sales charges (unaudited)
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the year ended July 31, 2018, if any, are listed below:
Amount ($)
Class A	150,127
Class C	4,719
28	Columbia Limited Duration Credit Fund | Annual Report 2018

Notes to Financial Statements  (continued)
July 31, 2018
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	November 1, 2017 through November 30, 2018	Prior to November 1, 2017
Class A	0.80%	0.80%
Advisor Class	0.55	0.55
Class C	1.55	1.55
Institutional Class	0.55	0.55
Institutional 2 Class	0.50	0.52
Institutional 3 Class	0.45	0.47
Class T	0.80	0.80
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At July 31, 2018, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, derivative investments, capital loss carryforwards, trustees’ deferred compensation and distributions. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications.
The Fund did not have any permanent differences; therefore, no reclassifications were made to the Statement of Assets and Liabilities.
The tax character of distributions paid during the years indicated was as follows:
Year Ended July 31, 2018			Year Ended July 31, 2017
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
12,345,097	—	12,345,097	11,691,488	—	11,691,488
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
Columbia Limited Duration Credit Fund | Annual Report 2018	29

Notes to Financial Statements  (continued)
July 31, 2018
At July 31, 2018, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized (depreciation) ($)
1,700,339	—	(20,601,856)	(10,578,623)
At July 31, 2018, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized (depreciation) ($)
609,929,589	196,470	(10,775,093)	(10,578,623)
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at July 31, 2018, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. Capital loss carryforwards with no expiration are required to be utilized prior to any capital losses which carry an expiration date. As a result of this ordering rule, capital loss carryforwards which carry an expiration date may be more likely to expire unused. In addition, for the year ended July 31, 2018, capital loss carryforwards utilized, expired unused and permanently lost, if any, were as follows:
2019 ($)	No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)	Expired ($)	Permanently lost ($)
—	3,366,877	17,234,979	20,601,856	—	—	—
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $512,721,105 and $543,085,424, respectively, for the year ended July 31, 2018, of which $61,518,438 and $100,892,530, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
30	Columbia Limited Duration Credit Fund | Annual Report 2018

Notes to Financial Statements  (continued)
July 31, 2018
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the year ended July 31, 2018 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Days outstanding
Borrower	1,711,111	2.41	9
Interest expense incured by the Fund is recorded as interfund lending on the Statement of Operations. The Fund had no outstanding interfund loans at July 31, 2018.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed.
The Fund had no borrowings during the year ended July 31, 2018.
Note 9. Significant risks
Credit risk
Credit risk is the risk that the value of debt securities in the Fund’s portfolio may decline because the issuer may default and fail to pay interest or repay principal when due. Rating agencies assign credit ratings to debt securities to indicate their credit risk. Lower rated or unrated debt securities held by the Fund may present increased credit risk as compared to higher-rated debt securities.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates.
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Columbia Limited Duration Credit Fund | Annual Report 2018	31

Notes to Financial Statements  (continued)
July 31, 2018
Shareholder concentration risk
At July 31, 2018, one unaffiliated shareholder of record owned 12.9% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 61.2% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
32	Columbia Limited Duration Credit Fund | Annual Report 2018

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust II and Shareholders of Columbia Limited Duration Credit Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Limited Duration Credit Fund (one of the funds constituting Columbia Funds Series Trust II, hereafter referred to as the "Fund") as of July 31, 2018, the related statement of operations for the year ended July 31, 2018, the statement of changes in net assets for each of the two years in the period ended July 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of July 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended July 31, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
September 21, 2018
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Columbia Limited Duration Credit Fund | Annual Report 2018	33

TRUSTEES AND OFFICERS
Shareholders elect the Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, Trustees not affiliated with the Investment Manager generally may serve through the end of the calendar year in which they reach either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Columbia Funds Board meeting they attended as a member of the Board.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1953	Trustee since 1/17	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	124	Advisory Board Member, University of Colorado Business School since November 2015; former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011- 2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance) since February 2018; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Interim Chair, Minnesota Sports Facilities Authority, March 2017-July 2017	124	Trustee, BlueCross BlueShield of Minnesota since 2009 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee since 2017); Chair of the Robina Foundation since August 2013; former Member of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017
Edward J. Boudreau, Jr. c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Chair of the Board since 1/18; Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Investments (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Mutual Life Insurance Company, including Senior Vice President and Treasurer and Senior Vice President Information Technology, 1968-1988	124	Former Trustee, Boston Museum of Science (Chair of Finance Committee) 1985-2013; former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
34	Columbia Limited Duration Credit Fund | Annual Report 2018

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	124	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996; Director, Darien Rowayton Bank (Audit Committee) since 2017
William P. Carmichael c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies), 1998-2007; Adjunct Professor of Finance, Kelley School of Business, Indiana University, 1993-2007; Senior Vice President, Sara Lee Corporation, 1991-1993; Senior Vice President and Chief Financial Officer, Beatrice Foods Company, 1984-1990; Vice President, Esmark, Inc., 1973-1984; Associate, Price Waterhouse, 1968-1972	124	Director, The Finish Line (athletic shoes and apparel) since July 2003; former Director, Cobra Electronics Corporation (electronic equipment manufacturer), 1994-August 2014; former Director, Spectrum Brands, Inc. (consumer products), 2002-2009; former Director, Simmons Company (bedding), 2004-2010; former Trustee, BofA Funds Series Trust (11 funds) 2003-2011; former Director, McMoRan Exploration Company (oil and gas exploration and development) 2010 - 2013; former Director, International Textile Corp., 2012-2016; former Director, hhgregg, 2015-2017
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	124	Trustee, MA Taxpayers Foundation since 1997; Board of Directors, The MA Business Roundtable since 2003; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 12/17	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	122	Trustee, Catholic Schools Foundation since 2004
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	124	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Columbia Limited Duration Credit Fund | Annual Report 2018	35

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	124	Director, BlueCross BlueShield of South Carolina since April 2008; Director, National Association of Corporate Directors, Carolinas Chapter, since 2013; Board Chair, Hollingsworth Funds since 2016; Advisory Board member, Duke Energy Corp. since October 2016; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1964	Trustee since 12/17	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016	122	Director, NAPE Education Foundation since October 2016
Interested trustee not affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships/ held by Trustee during the past five years
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006, Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	122	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011
*	Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an “interested person” (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.
36	Columbia Limited Duration Credit Fund | Annual Report 2018

TRUSTEES AND OFFICERS  (continued)
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010 - September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006 - August 2012.	194	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, 2006-January 2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
Nations Funds refer to the Funds within the Columbia Funds Complex that historically bore the Nations brand and includes series of Columbia Funds Series Trust. RiverSource Funds refer to the Funds within the Columbia Funds Complex that historically bore the RiverSource brand and includes series of Columbia Funds Series Trust II.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
Columbia Limited Duration Credit Fund | Annual Report 2018	37

TRUSTEES AND OFFICERS  (continued)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously, Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017) and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously, Vice President and Group Counsel, August 2011 - August 2018); officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010 - 2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
38	Columbia Limited Duration Credit Fund | Annual Report 2018

Approval of Management Agreement
Columbia Management Investment Advisers, LLC (Columbia Threadneedle or the Investment Manager, and together with its domestic and global affiliates, Columbia Threadneedle Investments), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia Limited Duration Credit Fund (the Fund). Under a management agreement (the Management Agreement), Columbia Threadneedle provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).
On an annual basis, the Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the Management Agreement. Columbia Threadneedle prepared detailed reports for the Board and its Contracts Committee in November 2017 and February, March, April and June 2018, including reports providing the results of analyses performed by an independent organization, Broadridge Financial Solutions, Inc. (Broadridge), and a comprehensive response to items of information requested by independent legal counsel to the Independent Trustees (Independent Legal Counsel) in a letter to the Investment Manager, to assist the Board in making this determination. Many of the materials presented at these meetings were first supplied in draft form to designated independent Board representatives, i.e., Independent Legal Counsel, Fund Counsel, the Chair of the Board (who is an Independent Trustee) and the Chair of the Contracts Committee (who is an Independent Trustee), and the final materials were revised to include information reflective of discussion and subsequent requests made by the Contracts Committee. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management personnel and reviews information prepared by Columbia Threadneedle addressing the services Columbia Threadneedle provides and Fund performance. The Board also accords appropriate weight to the work, deliberations and conclusions of the various committees, such as the Contracts Committee, the Investment Review Committee, the Audit Committee and the Compliance Committee in determining whether to continue the Management Agreement.
The Board, at its June 18-20, 2018 in-person Board meeting (the June Meeting), considered the renewal of the Management Agreement for an additional one-year term. At the June Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of management agreements and the Board’s legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement.
Nature, extent and quality of services provided by Columbia Threadneedle
The Board analyzed various reports and presentations it had received detailing the services performed by Columbia Threadneedle, as well as its history, reputation, expertise, resources and capabilities, and the qualifications of its personnel.
The Board specifically considered the many developments during recent years concerning the services provided by Columbia Threadneedle, including, in particular, the organization and depth of the equity and credit research departments and the various technological enhancements that have been made or are anticipated. The Board further observed the enhancements to the investment risk management department’s processes, systems and oversight, as well as planned 2018 initiatives in this regard. The Board also took into account the broad scope of services provided by Columbia Threadneedle to each Fund, including, among other services, investment, risk and compliance oversight. The Board also took into account the information it received concerning Columbia Threadneedle’s ability to attract and retain key portfolio management personnel and that it has sufficient resources to provide competitive and adequate compensation to investment personnel.
In connection with the Board’s evaluation of the overall package of services provided by Columbia Threadneedle, the Board also considered the nature, quality and range of administrative services provided to the Fund by Columbia Threadneedle, as well as the achievements in 2017 in the performance of administrative services, and noted the various enhancements anticipated for 2018. In evaluating the quality of services provided under the Management Agreement, the Board also took into account the organization and strength of the Fund’s and its service providers’ compliance programs. In addition, the Board reviewed the financial condition of Columbia Threadneedle and its affiliates and each entity’s ability to carry out its responsibilities under the Management Agreement and the Fund’s other service agreements with affiliates of Ameriprise Financial, observing the financial strength of Ameriprise Financial, with its strong cash position and solid balance sheet.
Columbia Limited Duration Credit Fund | Annual Report 2018	39

Approval of Management Agreement  (continued)
The Board also discussed the acceptability of the terms of the Management Agreement (including the relatively broad scope of services required to be performed by Columbia Threadneedle), noting that no material changes are proposed from the form of agreement previously approved. They also noted the wide array of legal and compliance services provided to the Funds under the Management Agreement. It was also observed that the services being performed under the Management Agreement were of a reasonably high quality.
Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that Columbia Threadneedle and its affiliates are in a position to continue to provide a high quality and level of services to the Fund.
Investment performance
For purposes of evaluating the nature, extent and quality of services provided under the Management Agreement, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered detailed reports providing the results of analyses performed by an independent organization showing, for various periods, including since manager inception, the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group, the product score of the Fund (taking into account performance relative to peers and benchmarks) and the net assets of the Fund. The Board observed that the Fund’s investment performance met expectations.
Comparative fees, costs of services provided and the profits realized by Columbia Threadneedle and its affiliates from their relationships with the Fund
The Board reviewed comparative fees and the costs of services provided under the Management Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by an independent organization) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to Columbia Threadneedle’s profitability. The Board reviewed the fees charged to comparable institutional or other accounts/vehicles managed by Columbia Threadneedle and discussed differences in how the products are managed and operated, noting no unreasonable differences in the levels of contractual management fees.
The Board considered the reports of its independent fee consultant, JDL Consultants, LLC (JDL), which assisted in the Board’s analysis of the Funds’ performance and expenses, the reasonableness of the Funds’ fee rates, and JDL’s conclusion that the management fees being charged to the Fund are reasonable. The Board accorded particular weight to the notion that the level of fees should generally reflect a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with certain defined exceptions) are generally in line with the "pricing philosophy" currently in effect (i.e., that Fund total expense ratios, in general, approximate or are lower than median expense ratios of funds in an agreed upon Lipper or customized comparison universe). The Board took into account that the Fund’s total expense ratio (after considering proposed expense caps/waivers) approximated the peer universe’s median expense ratio. Based on its review, the Board concluded that the Fund’s management fee was fair and reasonable in light of the extent and quality of services that the Fund receives.
The Board also considered the profitability of Columbia Threadneedle and its affiliates in connection with Columbia Threadneedle providing management services to the Fund. In this regard, the Independent Trustees referred to their detailed analysis of the Profitability Report, discussing the profitability to Columbia Threadneedle and Ameriprise Financial from managing, operating and distributing the Funds. The Board considered that in 2017 the Board had concluded that 2016 profitability was reasonable and that Columbia Threadneedle generated 2017 profitability that only increased slightly from 2016 levels. It also took into account the indirect economic benefits flowing to Columbia Threadneedle or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Fund should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.
40	Columbia Limited Duration Credit Fund | Annual Report 2018

Approval of Management Agreement  (continued)
Economies of scale to be realized
The Board also considered the economies of scale that might be realized by Columbia Threadneedle as the Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth. In this regard, the Board took into account that management fees decline as Fund assets exceed various breakpoints, all of which have not been surpassed. The Board concluded that the breakpoints in the management fee rate schedule satisfactorily provides for the sharing of economies of scale, as they allow for adequate opportunity for shareholders to realize benefits (fee breaks) as Fund assets grow.
Based on the foregoing, the Board, including all of the Independent Trustees, concluded that the management fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On June 20, 2018, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement.
Columbia Limited Duration Credit Fund | Annual Report 2018	41

Additional information
The Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the SEC at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
Through October 31, 2018:
P.O. Box 8081
Boston, MA 02266-8081
Effective November 1, 2018:
P.O. Box 219104
Kansas City, MO 64121-9104
42	Columbia Limited Duration Credit Fund | Annual Report 2018

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Columbia Limited Duration Credit Fund
Through October 31, 2018:
P.O. Box 8081
Boston, MA 02266-8081
Effective November 1, 2018:
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2018 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus .com/investor/
ANN183_07_H01_(09/18)

Annual Report
July 31, 2018
Columbia Minnesota Tax-Exempt Fund
Not FDIC Insured • No bank guarantee • May lose value

President’s Message
Dear Shareholders,
The year 2017 was an extraordinary year in the financial markets. The S&P 500 Index didn’t experience a single down month and returned over 20%. Continuing this trend, January 2018 marked the fastest start for the index ever. Low volatility, which had been a feature of the U.S. equity market for several years, along with the surge in the S&P 500 Index, drove investor sentiment to very high levels. This arguably set the stage for an overdue correction, which we witnessed in February 2018.
A return to volatility
There have been few periods of market upheaval such as were experienced in the first part of 2018. While investors were taken by surprise by the sudden and pronounced market swings, the return to some level of volatility actually marked a resumption of relatively normal market conditions. Having said that, it’s important to distinguish between a good technical correction where excess enthusiasm in the marketplace is being let out, versus a real change in the underlying fundamentals – things like an underperforming economy or weaker corporate earnings. Our view is that the recent market volatility falls into the former category, and the fundamentals remain strong. We’re continuing to see improvements in global economic activity, and we’re seeing corporate earnings expectations continue to rise – and not just because of tax reform.
Consistency is more important than ever
It’s important to keep in mind that when it comes to long-term investing, it’s the destination, not the journey that matters most. If you have a financial goal that you’ve worked out with your financial advisor, and you have a good asset allocation plan to reach it, it’s a question of sticking with your plan rather than become focused on near-term volatility. Bouts of volatility are normal. After all, it’s hard to cross the ocean without hitting an occasional rough patch. You need to focus on the destination.
One final thought. In weathering volatility, it’s the consistency of the return that is essential. Investors who chase higher returns are usually the first to sell when an investment goes through a bad patch, and they therefore don’t tend to benefit from the recovery. More disciplined investors who perhaps panic less or not at all during periods of volatility, tend to have improved long-term results and are more likely to reach their financial goals. Nothing is more important to us than making sure those who have entrusted us to protect and grow their assets are able to do what matters most to them.
Your success is our priority. Talk to your financial advisor about how working with Columbia Threadneedle Investments may help you position your portfolio for consistent, sustainable outcomes, no matter the market conditions.
Sincerely,
Christopher O. Petersen
President, Columbia Funds
The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance. Past performance is no guarantee of future results.
Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
© 2018 Columbia Management Investment Advisers, LLC. All rights reserved.
Columbia Minnesota Tax-Exempt Fund   |  Annual Report 2018

Columbia Minnesota Tax-Exempt Fund  |  Annual Report 2018

Fund at a Glance
Investment objective
Columbia Minnesota Tax-Exempt Fund (the Fund) seeks to provide shareholders with a high level of income generally exempt from federal income tax as well as from Minnesota state and local tax.
Portfolio management
Catherine Stienstra
Co-Portfolio Manager
Managed Fund since 2007
Anders Myhran, CFA
Co-Portfolio Manager
Managed Fund since 2016
Average annual total returns (%) (for the period ended July 31, 2018)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	08/18/86	0.98	3.78	4.47
	Including sales charges		-2.05	3.16	4.15
Advisor Class*		03/19/13	1.23	4.08	4.64
Class C	Excluding sales charges	06/26/00	0.22	3.01	3.69
	Including sales charges		-0.75	3.01	3.69
Institutional Class*		09/27/10	1.23	4.08	4.68
Institutional 2 Class*		12/11/13	1.21	4.02	4.60
Institutional 3 Class*		03/01/17	1.27	3.86	4.52
Bloomberg Barclays Minnesota Municipal Bond Index			0.31	3.02	4.00
Bloomberg Barclays Municipal Bond Index			0.99	3.76	4.41
Returns for Class A shares are shown with and without the maximum initial sales charge of 3.00%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other classes are not subject to sales charges and have limited eligibility. Effective November 1, 2017, Class R4, Class R5, Class Y and Class Z shares were renamed Advisor Class, Institutional 2 Class, Institutional 3 Class and Institutional Class shares, respectively. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The Bloomberg Barclays Minnesota Municipal Bond Index is a market capitalization-weighted index of Minnesota Investment-grade bonds with maturities of one year or more.
The Bloomberg Barclays Municipal Bond Index is an unmanaged index considered representative of the broad market for investment-grade, tax-exempt bonds with a maturity of at least one year.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
2	Columbia Minnesota Tax-Exempt Fund | Annual Report 2018

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (July 31, 2008 — July 31, 2018)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Minnesota Tax-Exempt Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Quality breakdown (%) (at July 31, 2018)
AAA rating	14.2
AA rating	33.2
A rating	24.0
BBB rating	10.5
BB rating	2.6
Not rated	15.5
Total	100.0
Percentages indicated are based upon total fixed income investments (excluding Money Market Funds and derivatives, if any).
Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody’s, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.
Columbia Minnesota Tax-Exempt Fund | Annual Report 2018	3

Manager Discussion of Fund Performance
For the 12-month period that ended July 31, 2018, the Fund’s Class A shares returned 0.98% excluding sales charges. Institutional Class shares of the Fund returned 1.23%. The Fund’s shares outperformed their primary benchmark, the Bloomberg Barclays Minnesota Municipal Bond Index, which returned 0.31%, and slightly lagged their broad-based benchmark, the Bloomberg Barclays Municipal Bond Index returned 0.99%. Credit quality positioning, sector allocation, security selection, and yield curve and duration positioning overall contributed positively to the Fund’s performance relative to the primary benchmark during the period.
Tax-exempt bond market pressured by tax reform and rising interest rates
Tax reform dominated the municipal landscape during the first half of the period, especially after Republican legislators unveiled a preliminary outline for overhauling the nation’s tax code in late October 2017. Initial proposals eliminated municipal issuers’ ability to advance refund outstanding debt and stripped private activity bonds of their tax-exempt status. The surprise inclusion of the two provisions initially fueled a market rally, as investors anticipated a dramatic reduction in future supply. Municipalities responded by pulling forward an estimated $35 billion of new bond issuance into December 2017 in an effort to beat any negative consequences from the proposed tax changes. As a result, fourth quarter 2017 supply jumped to the highest level in history. The final tax reform bill, signed into law on December 22, 2017, spared private activity bonds and only marginally reduced top personal tax rates.
The first quarter of 2018 was a challenging period for the municipal market, as the new year got off to its worst start since 1996. First, successful passage of tax reform stoked concerns about increased borrowing and deficits by the federal government. Ten-year U.S. Treasury rates rose sharply during the first half of the quarter, with municipal yields following suit. Tax reform lessened the value proposition of municipals for banks and insurance companies and led some to sell a portion of their balance sheet holdings of municipal bonds. Offsetting the volume of municipal bonds sold by various banks and insurance companies was the overall decline in issuance since the start of 2018. Given the wave of municipal bond issuance pulled into 2017 in anticipation of tax reform, first quarter 2018 volume plummeted 31%, to $63 billion. Second, expectations for higher inflation weighed heavily on bond prices. Investors worried that the introduction of fiscal stimulus, at a time when the economy appeared to be operating near full capacity, could force the Federal Reserve (Fed) to raise interest rates further and faster than widely expected to tame inflation. Rising interest rates pressured municipal bond prices during the first quarter of 2018.
The second quarter of 2018 was highlighted by the month of May, which finally brought a more constructive tone to fixed-income markets. Geopolitical concerns related to elections in Italy and Spain, renewed European Union breakup potential, and plans for tariffs on imported products by the current U.S. Administration brought U.S. Treasury yields tumbling from their recent highs. Correspondingly, municipal bonds posted a more than 1% gain during May, reversing much of the pain felt during the historically weak first quarter of 2018.
For the period overall, supply and demand dynamics remained rather consistent. Issuance was down significantly year-over-year as of July 31, 2018. Demand, as measured by flows into municipal mutual funds and exchange-traded funds remained positive but moderate. However, demand by separately managed accounts was not only strong but growing. From a fundamental perspective, an improving economy, still-low inflation and record-low unemployment generated strong tax revenues at both state and local levels, with sales tax, income tax and property tax revenues all up. In turn, the municipal bond market was buoyed by many state budgets being able to replenish “rainy day” funds. Further, municipal bond market defaults remained benign, with no imminent threat to the credit cycle seen as of the end of the period.
Overall, longer maturity AAA-rated municipal bonds outperformed shorter maturity AAA-rated municipal bonds, and lower quality municipal bonds significantly outperformed their higher quality counterparts during the period. High-yield municipal bonds were especially strong performers on continued demand for income and a scarcity of supply post-tax reform. During the annual period, municipal bonds significantly outperformed U.S. Treasuries.
It is also well worth noting that both S&P Global Ratings and Fitch, independent ratings agencies, upgraded the State of Minnesota’s general obligation bond rating to AAA during the period, and Moody’s reaffirmed its rating at Aa1. Minnesota’s well-diversified economy continued to expand, though in its latest forecast state economists adjusted their projected economic growth rate slightly lower after incorporating the potential trade tariff impact on the state’s exporting of agricultural
4	Columbia Minnesota Tax-Exempt Fund | Annual Report 2018

Manager Discussion of Fund Performance  (continued)
products. Still, Minnesota’s unemployment rate was at 3.1% in June 2018, the lowest level in the past 17 years and almost one percentage point below the national rate. Further, the state’s revenue collection outperformed projections during the annual period, and the state expects it will end its fiscal year 2018 with another surplus.
Credit quality, sector and yield curve positioning overall boosted results
As lower quality securities overall outperformed higher quality securities during the period, having underweight allocations to bonds rated AAA and AA and having overweight allocations to bonds rated A and BBB and to below-investment-grade bonds contributed positively to the Fund’s relative results. Issue selection among bonds rated A and AA further boosted relative results.
From a sector perspective, having overweight allocations to the hospital and electric utilities sectors, each of which outperformed the benchmark during the period, contributed positively to the Fund’s relative results. Also helping was having an underweight exposure to state general obligation bonds, which, generally being of higher quality, underperformed the primary benchmark during the period. Issue selection within the housing, hospital and education sectors proved effective as well.
Having an overweight to bonds with maturities of 15 years and longer and an underweight to bonds with maturities of less than 10 years contributed positively, as yields rose more significantly overall on shorter maturity bonds than on longer maturity bonds during the period. (There is usually an inverse relationship between bond prices and yield movements, so that bond prices fall when yields increase and vice versa.) However, this was partially offset by having an underweight to bonds with maturities of 10 to 15 years, which detracted, as this segment of the yield curve for Minnesota credits performed well during the period.
The Fund’s duration positioning added value during the period overall. The Fund’s duration increased by approximately one-half year in 2018 year-to-date through July 31, as new issue purchases were longer in duration given our positive view on the municipal market broadly and on supply availability. This lengthening of duration, however, hurt performance, as interest rates rose and the yield curve steepened during these months. Still, the detracting effect was not enough to offset the benefit of duration positioning gained prior to entering 2018.
Positioning in pre-refunded sector dampened returns
Having an overweighted allocation to pre-refunded bonds dampened the Fund’s relative results, as these bonds tend to be of shorter maturity and higher quality, market segments that underperformed the benchmark during the period. Pre-refunded bonds, also known as advance refunding, is a procedure in which a bond issuer floats a second bond at a lower interest rate, and the proceeds from the sale of the second bond are invested, usually in Treasury securities, which in turn, are held in escrow collateralizing the first bond. Advance refunded bonds no longer represent the credit risk profile of the original borrower, and given the high credit quality of the escrow account they often increase in value — sometimes significantly.
Fundamental analysis drove portfolio changes
We adjusted the Fund’s duration during the period as market conditions shifted, ending the period with a longer duration relative to that of the benchmark than it had at the start of the period.
The Fund’s exposure to the pre-refunded sector increased, as numerous credits were pre-refunded prior to tax reform being signed into law. Exposure to local general obligation bonds increased as part of new issuance in early 2018. We took advantage of the supply available then because we believed attractive bonds would be challenging to find later in the calendar year. The Fund’s exposure to hospital bonds decreased based on less supply. We reduced the Fund’s allocation to state general obligation bonds because of their higher quality and moved the proceeds into local general obligation bonds, especially those focused on school districts. From a credit quality perspective, exposure to bonds rated AAA increased as a result of refunding activity and exposure to bonds rated AA decreased. The Fund’s exposure to non-rated bonds increased modestly as a result of investments in continuing care retirement communities (CCRC) bonds, which we liked for the income they provided.
Columbia Minnesota Tax-Exempt Fund | Annual Report 2018	5

Manager Discussion of Fund Performance  (continued)
Fixed-income securities present issuer default risk. The Fund invests substantially in municipal securities and will be affected by tax, legislative, regulatory, demographic or political changes, as well as changes impacting a state’s financial, economic or other conditions. A relatively small number of tax-exempt issuers may necessitate the Fund investing more heavily in a single issuer and, therefore, be more exposed to the risk of loss than a fund that invests more broadly. The value of the Fund’s portfolio may be more volatile than a more geographically diversified fund. Prepayment and extension risk exists because the timing of payments on a loan, bond or other investment may accelerate when interest rates fall or decelerate when interest rates rise which may reduce investment opportunities and potential returns. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund’s income and yield. These risks may be heightened for longer maturity and duration securities. Non-investment-grade (high-yield or junk) securities present greater price volatility and more risk to principal and income than higher rated securities. Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Federal and state tax rules apply to capital gain distributions and any gains or losses on sales. Income may be subject to state or local taxes. Liquidity risk is associated with the difficulty of selling underlying investments at a desirable time or price. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia Minnesota Tax-Exempt Fund | Annual Report 2018

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
February 1, 2018 — July 31, 2018
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,007.30	1,020.88	3.93	3.96	0.79
Advisor Class	1,000.00	1,000.00	1,008.50	1,022.12	2.69	2.71	0.54
Class C	1,000.00	1,000.00	1,003.60	1,017.16	7.65	7.70	1.54
Institutional Class	1,000.00	1,000.00	1,008.60	1,022.12	2.69	2.71	0.54
Institutional 2 Class	1,000.00	1,000.00	1,008.50	1,022.07	2.74	2.76	0.55
Institutional 3 Class	1,000.00	1,000.00	1,010.60	1,022.32	2.49	2.51	0.50
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Columbia Minnesota Tax-Exempt Fund | Annual Report 2018	7

Portfolio of Investments
July 31, 2018
(Percentages represent value of investments compared to net assets)
Investments in securities
Floating Rate Notes 0.2%
Issue Description	Effective Yield	Principal Amount ($)	Value ($)
Variable Rate Demand Notes 0.2%
City of Minneapolis/St. Paul Housing & Redevelopment Authority(a),(b)
Revenue Bonds
Allina Health Systems
Series 2009B-2 (JPMorgan Chase Bank)
11/15/2035	1.500%	1,200,000	1,200,000
Total Floating Rate Notes (Cost $1,200,000)			1,200,000

Municipal Bonds 98.8%
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Airport 3.4%
Minneapolis-St. Paul Metropolitan Airports Commission
Refunding Revenue Bonds
Senior Lien
Series 2016C
01/01/2046	5.000%	3,000,000	3,414,450
Series 2011
01/01/2025	5.000%	2,000,000	2,142,640
Revenue Bonds
Series 2010A
01/01/2035	5.000%	6,795,000	7,088,340
Series 2010B
01/01/2021	5.000%	2,175,000	2,276,377
Subordinated Refunding Revenue Bonds
Series 2012B
01/01/2030	5.000%	1,000,000	1,083,000
01/01/2031	5.000%	750,000	811,485
Series 2014A
01/01/2034	5.000%	1,000,000	1,110,310
Minneapolis-St. Paul Metropolitan Airports Commission(c)
Refunding Revenue Bonds
Series 2009B AMT
01/01/2022	5.000%	2,680,000	2,715,939
Total			20,642,541
Assisted Living 1.9%
City of Brooklyn Center
Revenue Bonds
Sanctuary Brooklyn Center Project
Series 2016
11/01/2035	5.500%	3,000,000	3,003,990
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
City of Red Wing
Refunding Revenue Bonds
Deer Crest Project
Series 2012A
11/01/2032	5.000%	325,000	339,228
11/01/2042	5.000%	1,250,000	1,298,375
Dakota County Community Development Agency
Revenue Bonds
Sanctuary at West St. Paul Project
Series 2015
08/01/2035	6.000%	4,000,000	4,002,000
St. Cloud Housing & Redevelopment Authority
Revenue Bonds
Sanctuary St. Cloud Project
Series 2016A
08/01/2036	5.250%	3,000,000	2,684,520
Total			11,328,113
Charter Schools 3.6%
City of Bethel
Refunding Revenue Bonds
Spectrum High School Project
Series 2017
07/01/2027	3.500%	2,000,000	1,968,320
07/01/2047	4.250%	1,000,000	993,100
07/01/2052	4.375%	1,500,000	1,495,995
City of Brooklyn Park
Refunding Revenue Bonds
Prairie Seeds Academy Project
Series 2015
03/01/2034	5.000%	1,000,000	1,025,310
03/01/2039	5.000%	2,000,000	2,024,540
City of Cologne
Revenue Bonds
Cologne Academy Charter School Project
Series 2014A
07/01/2034	5.000%	500,000	515,755
07/01/2045	5.000%	2,070,000	2,077,266
City of Deephaven
Refunding Revenue Bonds
Eagle Ridge Academy Project
Series 2015
07/01/2050	5.500%	1,500,000	1,588,215
Revenue Bonds
Seven Hills Preparatory Academy Project
Series 2017
10/01/2049	5.000%	1,700,000	1,686,604
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Minnesota Tax-Exempt Fund | Annual Report 2018

Portfolio of Investments  (continued)
July 31, 2018
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
City of Woodbury
Revenue Bonds
MSA Building Co.
Series 2012A
12/01/2032	5.000%	220,000	231,779
12/01/2043	5.000%	1,500,000	1,560,375
Housing & Redevelopment Authority of The City of St. Paul
Refunding Revenue Bonds
Hope Community Academy Project
Series 2015A
12/01/2043	5.000%	3,000,000	3,015,960
Nova Classical Academy Project
Series 2016
09/01/2036	4.000%	1,000,000	983,530
St. Paul Conservatory
Series 2013A
03/01/2028	4.000%	200,000	191,078
03/01/2043	4.625%	1,000,000	944,540
Township of Baytown
Refunding Revenue Bonds
Series 2016A
08/01/2041	4.000%	750,000	701,722
08/01/2046	4.250%	1,000,000	960,430
Total			21,964,519
Health Services 0.4%
City of Center City
Revenue Bonds
Hazelden Betty Ford Foundation Project
Series 2011
11/01/2041	5.000%	1,600,000	1,642,976
Series 2014
11/01/2044	5.000%	500,000	548,495
Total			2,191,471
Higher Education 9.8%
City of Moorhead
Refunding Revenue Bonds
Concordia College Corp. Project
Series 2016
12/01/2034	5.000%	1,155,000	1,278,700
12/01/2040	5.000%	1,350,000	1,478,047
Minnesota Higher Education Facilities Authority
Refunding Revenue Bonds
Bethel University
Series 2017
05/01/2037	5.000%	1,000,000	1,095,550
05/01/2047	5.000%	2,000,000	2,169,320
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Carleton College
Series 2017
03/01/2037	4.000%	500,000	522,155
03/01/2039	4.000%	500,000	520,640
03/01/2040	4.000%	1,000,000	1,039,770
03/01/2047	4.000%	2,500,000	2,573,200
Gustavus Adolphus College
Series 2017
10/01/2041	4.000%	3,000,000	3,085,770
Macalester College
Series 2017
03/01/2029	5.000%	150,000	175,512
03/01/2030	5.000%	175,000	204,036
03/01/2042	4.000%	900,000	934,443
03/01/2048	4.000%	600,000	618,912
St. Olaf College
8th Series 2015G
12/01/2031	5.000%	740,000	850,356
12/01/2032	5.000%	1,000,000	1,146,990
Series 2016-8N
10/01/2034	4.000%	1,500,000	1,585,560
10/01/2035	4.000%	500,000	527,050
University of St. Thomas
Series 2016-8-L
04/01/2035	5.000%	750,000	845,423
04/01/2039	4.000%	2,000,000	2,068,000
Series 2017A
10/01/2035	4.000%	800,000	834,928
10/01/2037	4.000%	750,000	778,560
Revenue Bonds
Augsburg College
Series 2016A
05/01/2046	5.000%	8,000,000	8,506,000
College of St. Benedict
Series 2016-8-K
03/01/2043	4.000%	1,000,000	1,003,220
College of St. Scholastica
Series 2010H
12/01/2030	5.125%	870,000	900,720
12/01/2035	5.250%	1,000,000	1,031,470
Series 2011-7J
12/01/2040	6.300%	1,800,000	1,877,058
Series 2012
12/01/2027	4.250%	350,000	364,021
12/01/2032	4.000%	350,000	349,605
St. Catherine University
7th Series 2012Q
10/01/2025	5.000%	325,000	358,420
10/01/2026	5.000%	280,000	305,539
10/01/2027	5.000%	200,000	217,666
10/01/2032	5.000%	700,000	759,528

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Minnesota Tax-Exempt Fund | Annual Report 2018	9

Portfolio of Investments  (continued)
July 31, 2018
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
St. John’s University
Series 2015-8-1
10/01/2031	5.000%	370,000	418,389
10/01/2032	5.000%	645,000	728,463
10/01/2033	5.000%	350,000	393,610
10/01/2034	5.000%	380,000	426,048
University of Minnesota
Revenue Bonds
Series 2014B
01/01/2044	4.000%	3,750,000	3,843,525
Series 2016A
04/01/2033	5.000%	1,725,000	1,986,337
04/01/2034	5.000%	1,855,000	2,130,523
04/01/2037	5.000%	3,210,000	3,660,684
Series 2017A
09/01/2038	5.000%	4,515,000	5,235,820
Total			58,829,568
Hospital 15.2%
City of Glencoe
Refunding Revenue Bonds
Glencoe Regional Health Services Project
Series 2013
04/01/2023	4.000%	400,000	417,728
04/01/2024	4.000%	745,000	772,215
04/01/2026	4.000%	500,000	513,535
04/01/2031	4.000%	1,450,000	1,475,680
City of Maple Grove
Refunding Revenue Bonds
Maple Grove Hospital Corp.
Series 2017
05/01/2037	4.000%	9,095,000	9,174,854
North Memorial Health Care
Series 2015
09/01/2032	5.000%	1,000,000	1,100,570
09/01/2035	4.000%	1,500,000	1,521,225
City of Minneapolis
Refunding Revenue Bonds
Fairview Health Services
Series 2015A
11/15/2034	5.000%	4,000,000	4,508,760
11/15/2044	5.000%	6,475,000	7,182,394
City of Minneapolis/St. Paul Housing & Redevelopment Authority
Revenue Bonds
Children’s Health Care Facilities
Series 2010A
08/15/2025	5.250%	1,000,000	1,064,520
08/15/2035	5.250%	2,275,000	2,421,305
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
City of Plato
Revenue Bonds
Glencoe Regional Health Services
Series 2017
04/01/2037	4.000%	1,810,000	1,805,203
04/01/2041	5.000%	675,000	727,569
City of Rochester
Refunding Revenue Bonds
Mayo Clinic
Series 2016B
11/15/2036	5.000%	5,000,000	6,230,450
Revenue Bonds
Mayo Clinic
Series 2011C
11/15/2038	4.500%	2,560,000	2,763,341
Olmsted Medical Center Project
Series 2010
07/01/2030	5.875%	1,950,000	2,086,207
Series 2013
07/01/2024	5.000%	300,000	337,131
07/01/2027	5.000%	245,000	271,835
07/01/2028	5.000%	225,000	248,987
07/01/2033	5.000%	650,000	708,039
City of Shakopee
Refunding Revenue Bonds
St. Francis Regional Medical Center
Series 2014
09/01/2034	5.000%	1,000,000	1,087,770
City of St. Cloud
Refunding Revenue Bonds
Centracare Health
Series 2016A
05/01/2037	4.000%	3,175,000	3,299,269
05/01/2046	5.000%	3,500,000	3,873,380
CentraCare Health
Series 2016A
05/01/2028	5.000%	1,745,000	2,015,894
CentraCare Health System
Series 2014B
05/01/2024	5.000%	1,400,000	1,600,746
Unrefunded Revenue Bonds
CentraCare Health System
Series 2010
05/01/2030	5.125%	315,000	332,590
City of Winona
Refunding Revenue Bonds
Winona Health Obligation Group
Series 2012
07/01/2034	5.000%	750,000	771,450

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Minnesota Tax-Exempt Fund | Annual Report 2018

Portfolio of Investments  (continued)
July 31, 2018
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
County of Chippewa
Refunding Revenue Bonds
Montevideo Hospital Project
Series 2016
03/01/2037	4.000%	7,660,000	7,434,643
County of Kanabec Healthcare
Refunding Revenue Bonds
FirstLight Health System
BAN Series 2018
12/01/2019	2.750%	5,000,000	5,003,600
Housing & Redevelopment Authority of The City of St. Paul
Refunding Revenue Bonds
Fairview Health Services
Series 2017
11/15/2043	4.000%	3,000,000	3,067,680
HealthPartners Obligation Group
Series 2015
07/01/2033	5.000%	3,000,000	3,378,030
07/01/2035	4.000%	10,630,000	10,914,140
Unrefunded Revenue Bonds
Allina Health System
Series 2009
11/15/2029	5.250%	3,450,000	3,628,192
Total			91,738,932
Joint Power Authority 8.9%
Central Minnesota Municipal Power Agency
Revenue Bonds
Brookings-Southeast Twin Cities Transmission Project
Series 2012
01/01/2019	5.000%	1,925,000	1,952,104
01/01/2042	5.000%	1,500,000	1,598,625
Hutchinson Utilities Commission
Revenue Bonds
Series 2012A
12/01/2022	5.000%	250,000	280,515
12/01/2025	5.000%	400,000	442,520
Minnesota Municipal Power Agency
Refunding Revenue Bonds
Series 2014
10/01/2032	5.000%	250,000	283,808
10/01/2033	5.000%	250,000	283,048
Series 2014A
10/01/2035	5.000%	1,000,000	1,127,940
Revenue Bonds
Series 2010A
10/01/2035	5.250%	7,000,000	7,463,890
Series 2016
10/01/2041	4.000%	1,000,000	1,037,360
10/01/2047	5.000%	500,000	558,860
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Northern Municipal Power Agency
Refunding Revenue Bonds
Series 2017
01/01/2034	5.000%	210,000	237,684
01/01/2035	5.000%	170,000	192,010
01/01/2036	5.000%	180,000	202,880
01/01/2041	5.000%	400,000	448,344
Revenue Bonds
Series 2013A
01/01/2030	5.000%	340,000	370,994
01/01/2031	5.000%	460,000	500,935
Southern Minnesota Municipal Power Agency
Refunding Revenue Bonds
Series 2015A
01/01/2035	5.000%	1,000,000	1,126,370
01/01/2041	5.000%	2,550,000	2,848,962
01/01/2046	5.000%	2,000,000	2,227,500
Revenue Bonds
Series 2017A
01/01/2042	5.000%	1,000,000	1,138,310
Southern Minnesota Municipal Power Agency(d)
Revenue Bonds
Capital Appreciation
Series 1994A (NPFGC)
01/01/2019	0.000%	5,000,000	4,966,500
01/01/2026	0.000%	10,000,000	8,077,900
Western Minnesota Municipal Power Agency
Refunding Revenue Bonds
Series 2012A
01/01/2029	5.000%	1,200,000	1,329,912
01/01/2030	5.000%	1,000,000	1,106,050
Series 2015A
01/01/2036	5.000%	1,000,000	1,130,620
Revenue Bonds
Series 2014A
01/01/2040	5.000%	1,000,000	1,110,840
01/01/2046	5.000%	4,025,000	4,466,864
Series 2018A
01/01/2049	5.000%	6,000,000	6,916,620
Total			53,427,965
Local Appropriation 5.0%
Anoka-Hennepin Independent School District No. 11
Certificate of Participation
Series 2014A
02/01/2034	5.000%	1,700,000	1,882,937
Goodhue County Education District No. 6051
Certificate of Participation
Series 2014
02/01/2029	5.000%	1,200,000	1,317,612
02/01/2034	5.000%	1,200,000	1,306,824
02/01/2039	5.000%	1,300,000	1,404,845

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Minnesota Tax-Exempt Fund | Annual Report 2018	11

Portfolio of Investments  (continued)
July 31, 2018
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Northeastern Metropolitan Intermediate School District No. 916
Certificate of Participation
Series 2015B
02/01/2034	5.000%	1,000,000	1,119,770
02/01/2042	4.000%	5,250,000	5,364,607
Plymouth Intermediate District No. 287
Refunding Certificate of Participation
Series 2016A
05/01/2029	4.000%	500,000	526,255
05/01/2030	4.000%	450,000	471,672
05/01/2031	4.000%	450,000	471,393
St. Paul Independent School District No. 625
Certificate of Participation
Series 2017C
02/01/2028	5.000%	2,720,000	3,192,192
02/01/2029	5.000%	2,855,000	3,336,439
02/01/2030	5.000%	2,965,000	3,452,802
West St. Paul-Mendota Heights-Eagan Independent School District No. 197
Unlimited General Obligation Bonds
School Building
Series 2018A (School District Credit Enhancement Program)
02/01/2039	4.000%	5,000,000	5,171,200
Worthington Independent School District No. 518
Certificate of Participation
Series 2017A
02/01/2039	4.000%	1,370,000	1,404,825
Total			30,423,373
Local General Obligation 14.6%
Anoka-Hennepin Independent School District No. 11
Unlimited General Obligation Bonds
Series 2018A
02/01/2039	4.000%	8,905,000	9,289,785
Brainerd Independent School District No. 181
Unlimited General Obligation Bonds
School Building
Series 2018A (School District Credit Enhancement Program)
02/01/2037	4.000%	9,800,000	10,230,808
Burnsville-Eagan-Savage Independent School District No. 191
Unlimited General Obligation Bonds
School Building
Series 2015A
02/01/2031	4.000%	4,820,000	5,123,130
Centennial Independent School District No. 12(d)
Unlimited General Obligation Bonds
Series 2015A (School District Credit Enhancement Program)
02/01/2032	0.000%	1,225,000	745,866
02/01/2033	0.000%	750,000	434,842
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Chisago Lakes Independent School District No. 2144
Unlimited General Obligation Bonds
Minnesota School District Credit Enhancement Program
Series 2017A
02/01/2027	5.000%	2,835,000	3,367,385
02/01/2030	4.000%	3,145,000	3,391,599
City of Willmar
Unlimited General Obligation Refunding Bonds
Rice Memorial Hospital Project
Series 2012A
02/01/2027	5.000%	1,000,000	1,073,740
County of Otter Tail(c)
Unlimited General Obligation Bonds
Disposal Systems-Prairie Lakes
Series 2011 AMT
11/01/2030	5.000%	2,010,000	2,163,082
Duluth Independent School District No. 709
Refunding Certificate of Participation
Series 2016A (School District Credit Enhancement Program)
02/01/2028	4.000%	1,500,000	1,590,720
Farmington Independent School District No. 192
Unlimited General Obligation Refunding Bonds
Series 2015A (School District Credit Enhancement Program)
02/01/2026	5.000%	4,155,000	4,724,318
Hastings Independent School District No. 200(d)
Unlimited General Obligation Bonds
Student Credit Enhancement Program School Building
Series 2018A
02/01/2032	0.000%	1,305,000	806,242
02/01/2033	0.000%	1,140,000	673,831
Hermantown Independent School District No. 700
Unlimited General Obligation Bonds
School Building
Series 2014A
02/01/2037	5.000%	4,740,000	5,311,502
Mahtomedi Independent School District No. 832
Unlimited General Obligation Refunding Bonds
School Building
Series 2014A
02/01/2030	5.000%	500,000	570,990
02/01/2031	5.000%	1,140,000	1,298,209
Monticello Independent School District No. 882
Unlimited General Obligation Bonds
School Building
Series 2016A (School District Credit Enhancement Program)
02/01/2030	4.000%	1,000,000	1,068,080
02/01/2031	4.000%	1,735,000	1,847,116
Mounds View Independent School District No. 621
Unlimited General Obligation Bonds
Student Credit Enhancement Program School Building
Series 2018A
02/01/2043	4.000%	6,455,000	6,690,478

The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Minnesota Tax-Exempt Fund | Annual Report 2018

Portfolio of Investments  (continued)
July 31, 2018
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Mountain Iron-Buhl Independent School District No. 712
Unlimited General Obligation Bonds
School Building
Series 2016A (School District Credit Enhancement Program)
02/01/2031	4.000%	1,605,000	1,695,474
02/01/2032	4.000%	1,775,000	1,865,365
Richfield Independent School District No. 280
Unlimited General Obligation Bonds
Student Credit Enhancement Program School Building
Series 2018A
02/01/2040	4.000%	5,000,000	5,201,050
Roseville Independent School District No. 623
Unlimited General Obligation Bonds
School Building
Series 2018A
02/01/2038	4.000%	10,000,000	10,424,600
Sartell-St. Stephen Independent School District No. 748(d)
Unlimited General Obligation Bonds
School Building
Series 2016B (School District Credit Enhancement Program)
02/01/2032	0.000%	1,565,000	969,549
02/01/2033	0.000%	2,585,000	1,528,304
02/01/2034	0.000%	1,500,000	845,820
South Washington County Independent School District No. 833
Unlimited General Obligation Bonds
School Building
Series 2016A
02/01/2031	4.000%	4,000,000	4,225,480
St. Francis Independent School District No. 15
Unlimited General Obligation Bonds
Series 2018A
02/01/2033	4.000%	450,000	466,497
02/01/2034	4.000%	325,000	336,086
Total			87,959,948
Multi-Family 4.0%
Anoka Housing & Redevelopment Authority
Revenue Bonds
Woodland Park Apartments Project
Series 2011A
04/01/2027	5.000%	2,500,000	2,531,200
Austin Housing & Redevelopment Authority
Refunding Revenue Bonds
Chauncey & Courtyard Apartments
Series 2010
01/01/2031	5.000%	1,500,000	1,512,120
City of Crystal
Revenue Bonds
Crystal Leased Housing Association
Series 2014
06/01/2031	5.250%	2,500,000	2,511,850
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
City of Minneapolis
Revenue Bonds
Housing - 1500 Nicollet Apartments Project
Series 2017
05/01/2021	3.000%	6,000,000	5,968,980
City of Oak Park Heights
Revenue Bonds
Housing Oakgreen Commons Project
Series 2010
08/01/2045	7.000%	2,000,000	2,056,020
Oakgreen Commons Project Memory
Series 2013
08/01/2043	6.500%	1,000,000	1,035,090
City of St. Anthony
Revenue Bonds
Multifamily Housing Landings Silver Lake Village
Series 2013
12/01/2030	6.000%	3,000,000	3,192,360
Housing & Redevelopment Authority of The City of St. Paul
Revenue Bonds
Legends Berry Senior Apartments Project
Series 2018
09/01/2021	3.750%	3,000,000	3,003,120
Northwest Multi-County Housing & Redevelopment Authority
Refunding Revenue Bonds
Pooled Housing Program
Series 2015
07/01/2045	5.500%	2,500,000	2,543,950
Total			24,354,690
Municipal Power 1.2%
City of Rochester Electric Utility
Refunding Revenue Bonds
Series 2015E
12/01/2027	4.000%	1,000,000	1,081,750
12/01/2028	4.000%	950,000	1,018,533
Series 2017A
12/01/2047	5.000%	4,700,000	5,328,860
Total			7,429,143
Nursing Home 2.3%
City of Oak Park Heights
Refunding Revenue Bonds
Boutwells Landing Care Center
Series 2013
08/01/2025	5.250%	1,480,000	1,568,548
City of Sauk Rapids
Refunding Revenue Bonds
Good Shepherd Lutheran Home
Series 2013
01/01/2039	5.125%	2,500,000	2,550,800

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Minnesota Tax-Exempt Fund | Annual Report 2018	13

Portfolio of Investments  (continued)
July 31, 2018
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Dakota County Community Development Agency
Revenue Bonds
Ebenezer Ridges Care Center TCU Project
Series 2014S
09/01/2046	5.000%	2,000,000	2,050,460
Housing & Redevelopment Authority of The City of St. Paul
Revenue Bonds
Episcopal Homes Project
Series 2013
05/01/2038	5.000%	1,200,000	1,204,428
05/01/2048	5.125%	6,250,000	6,263,813
Total			13,638,049
Other Bond Issue 0.5%
City of Minneapolis
Revenue Bonds
YMCA Greater Twin Cities Project
Series 2016
06/01/2027	4.000%	100,000	107,291
06/01/2028	4.000%	170,000	180,924
06/01/2029	4.000%	165,000	174,308
06/01/2030	4.000%	125,000	131,255
06/01/2031	4.000%	100,000	104,441
Housing & Redevelopment Authority of The City of St. Paul
Refunding Revenue Bonds
Series 2017A
08/01/2032	3.000%	500,000	477,335
08/01/2033	3.000%	500,000	473,265
08/01/2034	3.125%	850,000	811,206
08/01/2035	3.125%	800,000	757,872
Total			3,217,897
Other Utility 1.1%
Housing & Redevelopment Authority of The City of St. Paul
Refunding Revenue Bonds
Series 2017A
10/01/2031	4.000%	875,000	911,803
10/01/2032	4.000%	800,000	831,096
10/01/2033	4.000%	655,000	677,860
St. Paul Port Authority(c)
Revenue Bonds
Energy Park Utility Co. Project
Series 2012 AMT
08/01/2028	5.450%	250,000	257,495
08/01/2036	5.700%	1,250,000	1,282,262
Series 2017-4 AMT
10/01/2040	4.000%	1,000,000	1,012,220
St. Paul Port Authority
Revenue Bonds
Series 2017-3
10/01/2042	4.000%	1,360,000	1,399,943
Total			6,372,679
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Pool / Bond Bank 0.2%
City of Minneapolis
Limited Tax Revenue Bonds
Supported Common Bond
Series 2010
12/01/2030	6.250%	1,000,000	1,097,470
Prep School 0.4%
County of Rice(e)
Revenue Bonds
Shattuck-St. Mary’s School
Series 2015A
08/01/2022	5.000%	2,495,000	2,631,926
Refunded / Escrowed 12.9%
City of Anoka
Prerefunded 11/01/19 Revenue Bonds
Homestead Anoka, Inc. Project
Series 2011A
11/01/2040	7.000%	1,000,000	1,073,850
11/01/2046	7.000%	1,000,000	1,073,850
Series 2011B
11/01/2034	6.875%	2,765,000	2,970,329
City of Minneapolis
Prerefunded 11/15/18 Revenue Bonds
Fairview Health Services
Series 2008A
11/15/2032	6.750%	5,240,000	5,321,587
City of St. Cloud
Prerefunded 05/01/20 Revenue Bonds
CentraCare Health System
Series 2010
05/01/2030	5.125%	4,685,000	4,959,119
City of St. Louis Park
Prerefunded 07/01/19 Revenue Bonds
Park Nicollet Health Services
Series 2009
07/01/2039	5.750%	6,400,000	6,643,456
County of Anoka
Prerefunded 06/01/20 Revenue Bonds
Spectrum Building Co.
Series 2012A
06/01/2027	5.000%	290,000	312,684
06/01/2032	5.000%	300,000	323,466
06/01/2043	5.000%	1,000,000	1,078,220
Series 2014A
06/01/2047	5.000%	1,600,000	1,725,152
Duluth Independent School District No. 709
Prerefunded 02/01/19 Certificate of Participation
Series 2008B (School District Credit Enhancement Program)
02/01/2026	4.750%	4,000,000	4,067,160

The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Minnesota Tax-Exempt Fund | Annual Report 2018

Portfolio of Investments  (continued)
July 31, 2018
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Housing & Redevelopment Authority of The City of St. Paul
Prerefunded 02/01/19 Revenue Bonds
Gillette Children’s Specialty
Series 2009
02/01/2027	5.000%	7,445,000	7,575,436
02/01/2029	5.000%	3,000,000	3,052,560
Prerefunded 08/01/18 Revenue Bonds
Parking Facilities Project
Series 2010A
08/01/2035	5.000%	1,500,000	1,530,000
Prerefunded 09/01/21 Revenue Bonds
Nova Classical Academy
Series 2011A
09/01/2042	6.625%	1,500,000	1,711,065
Prerefunded 11/15/19 Revenue Bonds
Allina Health System
Series 2009
11/15/2029	5.250%	3,550,000	3,712,803
Prerefunded 11/15/25 Revenue Bonds
HealthEast Care System Project
Series 2015
11/15/2027	5.000%	2,500,000	2,939,350
11/15/2044	5.000%	1,000,000	1,175,740
Refunding Revenue Bonds
HealthEast Care System Project
Series 2015 Escrowed to Maturity
11/15/2023	5.000%	1,000,000	1,142,730
Minnesota Higher Education Facilities Authority
Prerefunded 03/01/20 Revenue Bonds
College of St. Benedict
7th Series 2011M
03/01/2031	5.000%	300,000	315,420
03/01/2036	5.125%	275,000	289,668
Prerefunded 10/01/18 Revenue Bonds
St. John’s University
6th Series 2008U
10/01/2028	4.750%	1,000,000	1,005,610
Prerefunded 10/01/21 Revenue Bonds
Hamline University
7th Series 2011K2
10/01/2032	6.000%	1,000,000	1,125,290
10/01/2040	6.000%	2,000,000	2,250,580
Perham Hospital District
Prerefunded 03/01/20 Revenue Bonds
Perham Memorial Hospital & Home
Series 2010
03/01/2040	6.500%	3,500,000	3,758,545
Territory of Guam(f)
Prerefunded 12/01/19 Revenue Bonds
Section 30
Series 2009A
12/01/2034	5.750%	3,500,000	3,688,965
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
University of Minnesota
Prerefunded 01/04/19 Revenue Bonds
Series 2009A
04/01/2034	5.125%	1,000,000	1,024,510
Prerefunded 12/01/20 Revenue Bonds
Series 2011A
12/01/2031	5.250%	5,000,000	5,405,000
Prerefunded 12/01/21 Revenue Bonds
Series 2011D
12/01/2036	5.000%	5,985,000	6,599,241
Total			77,851,386
Retirement Communities 4.5%
City of Anoka
Refunding Revenue Bonds
Homestead at Anoka, Inc. Project
Series 2017
11/01/2046	5.000%	1,500,000	1,556,115
City of Blaine
Refunding Revenue Bonds
Crest View Senior Community Project
Series 2015
07/01/2050	6.125%	2,500,000	2,446,700
City of Hayward
Refunding Revenue Bonds
St. John’s Lutheran Home
Series 2014
10/01/2044	5.375%	2,000,000	2,089,880
City of Moorhead
Refunding Revenue Bonds
Evercare Senior Living LLC
Series 2012
09/01/2037	5.125%	1,000,000	1,012,640
City of North Oaks
Refunding Revenue Bonds
Waverly Gardens Project
Series 2016
10/01/2041	4.250%	5,000,000	5,051,350
10/01/2047	5.000%	2,000,000	2,155,500
City of Red Wing
Revenue Bonds
Benedictine Living Community
Series 2018
08/01/2047	5.000%	1,500,000	1,507,860
08/01/2053	5.000%	600,000	598,032
City of Rochester
Revenue Bonds
Homestead Rochester, Inc. Project
Series 2015
12/01/2049	5.000%	2,200,000	2,287,406

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Minnesota Tax-Exempt Fund | Annual Report 2018	15

Portfolio of Investments  (continued)
July 31, 2018
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
City of Sartell
Refunding Revenue Bonds
Country Manor Campus LLC
Series 2017
09/01/2042	4.500%	2,000,000	2,041,820
09/01/2042	5.000%	875,000	953,566
City of St. Paul Park
Refunding Revenue Bonds
Presbyterian Homes Bloomington
Series 2017
09/01/2036	4.200%	275,000	286,066
09/01/2037	4.250%	300,000	312,720
09/01/2042	5.000%	1,000,000	1,091,210
Dakota County Community Development Agency(e)
Refunding Revenue Bonds
Walker Highviews Hills LLC
Series 2016
08/01/2051	5.000%	1,500,000	1,511,880
Woodbury Housing & Redevelopment Authority
Revenue Bonds
St. Therese of Woodbury
Series 2014
12/01/2049	5.250%	2,000,000	2,088,420
Total			26,991,165
Sales Tax 0.2%
City of St. Paul
Revenue Bonds
Series 2014G
11/01/2032	5.000%	1,250,000	1,414,975
Single Family 2.5%
Minneapolis/St. Paul Housing Finance Board
Mortgage-Backed Revenue Bonds
City Living
Series 2011A (GNMA)
12/01/2027	4.450%	400,000	413,220
Minnesota Housing Finance Agency
Refunding Revenue Bonds
Non-Ace Residential Housing
Series 2016S (GNMA)
07/01/2046	3.500%	2,145,000	2,209,157
Revenue Bonds
Series 2009
01/01/2040	5.100%	450,000	455,877
Series 2016 (GNMA / FNMA)
02/01/2046	2.950%	6,447,745	6,300,543
Minnesota Housing Finance Agency(c)
Refunding Revenue Bonds
Residential Housing
Series 2017D (GNMA) AMT
01/01/2030	3.300%	495,000	480,739
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Series 2018A (GNMA) AMT
07/01/2032	3.625%	2,000,000	1,988,060
Residential Housing Finance
Series 2017A AMT
07/01/2030	3.200%	1,845,000	1,793,174
Revenue Bonds
Residential Housing
Series 2015E AMT
01/01/2046	3.500%	1,380,000	1,417,094
Total			15,057,864
State Appropriated 4.8%
State of Minnesota
Refunding Revenue Bonds
Appropriation
Series 2012B
03/01/2025	5.000%	5,000,000	5,515,750
03/01/2028	5.000%	3,000,000	3,299,610
03/01/2029	5.000%	4,250,000	4,669,815
Revenue Bonds
Appropriation
Series 2014A
06/01/2038	5.000%	8,880,000	9,841,260
University of Minnesota
Revenue Bonds
State Supported Biomed Science Research Facilities
Series 2013
08/01/2038	5.000%	5,000,000	5,578,800
Total			28,905,235
State General Obligation 1.0%
State of Minnesota
Unlimited General Obligation Bonds
Series 2015A
08/01/2030	5.000%	5,000,000	5,801,350
Transportation 0.4%
Virgin Islands Public Finance Authority(e),(f)
Revenue Bonds
Series 2015
09/01/2033	5.000%	2,000,000	2,097,020
Total Municipal Bonds (Cost $586,914,389)			595,367,279

The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Minnesota Tax-Exempt Fund | Annual Report 2018

Portfolio of Investments  (continued)
July 31, 2018
Money Market Funds 0.0%
	Shares	Value ($)
Dreyfus Tax-Exempt Cash Management Fund, Institutional Shares, 0.920%(g)	54,162	54,162
Total Money Market Funds (Cost $54,162)		54,162
Total Investments in Securities (Cost: $588,168,551)		596,621,441
Other Assets & Liabilities, Net		6,228,331
Net Assets		602,849,772
Notes to Portfolio of Investments
(a)	The Fund is entitled to receive principal and interest from the guarantor after a day or a week’s notice or upon maturity. The maturity date disclosed represents the final maturity.
(b)	Represents a variable rate security where the coupon rate adjusts on specified dates (generally daily or weekly) using the prevailing money market rate. The interest rate shown was the current rate as of July 31, 2018.
(c)	Income from this security may be subject to alternative minimum tax.
(d)	Zero coupon bond.
(e)	Represents privately placed and other securities and instruments exempt from SEC registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund’s Board of Trustees. At July 31, 2018, the value of these securities amounted to $6,240,826, which represents 1.04% of net assets.
(f)	Municipal obligations include debt obligations issued by or on behalf of territories, possessions, or sovereign nations within the territorial boundaries of the United States. At July 31, 2018, the value of these securities amounted to $5,785,985, which represents 0.96% of net assets.
(g)	The rate shown is the seven-day current annualized yield at July 31, 2018.
Abbreviation Legend
AMT	Alternative Minimum Tax
BAN	Bond Anticipation Note
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
NPFGC	National Public Finance Guarantee Corporation
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Minnesota Tax-Exempt Fund | Annual Report 2018	17

Portfolio of Investments  (continued)
July 31, 2018
Fair value measurements  (continued)
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The following table is a summary of the inputs used to value the Fund’s investments at July 31, 2018:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Total ($)
Investments in Securities
Floating Rate Notes	—	1,200,000	—	1,200,000
Municipal Bonds	—	595,367,279	—	595,367,279
Money Market Funds	54,162	—	—	54,162
Total Investments in Securities	54,162	596,567,279	—	596,621,441
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
There were no transfers of financial assets between levels during the period.
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Minnesota Tax-Exempt Fund | Annual Report 2018

Statement of Assets and Liabilities
July 31, 2018
Assets
Investments in securities, at value
Unaffiliated issuers (cost $588,168,551)	$596,621,441
Cash	21,846
Receivable for:
Investments sold	65,307
Capital shares sold	1,720,593
Interest	7,357,078
Prepaid expenses	4,973
Total assets	605,791,238
Liabilities
Payable for:
Capital shares purchased	1,279,413
Distributions to shareholders	1,525,216
Management services fees	7,568
Distribution and/or service fees	4,501
Transfer agent fees	21,981
Compensation of board members	48,597
Other expenses	54,190
Total liabilities	2,941,466
Net assets applicable to outstanding capital stock	$602,849,772
Represented by
Paid in capital	595,277,742
Undistributed net investment income	299,675
Accumulated net realized loss	(1,180,535)
Unrealized appreciation (depreciation) on:
Investments - unaffiliated issuers	8,452,890
Total - representing net assets applicable to outstanding capital stock	$602,849,772
Class A
Net assets	$402,817,823
Shares outstanding	74,994,002
Net asset value per share	$5.37
Maximum sales charge	3.00%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$5.54
Advisor Class
Net assets	$7,442,663
Shares outstanding	1,386,325
Net asset value per share	$5.37
Class C
Net assets	$63,679,652
Shares outstanding	11,855,429
Net asset value per share	$5.37
Institutional Class
Net assets	$119,137,743
Shares outstanding	22,197,908
Net asset value per share	$5.37
Institutional 2 Class
Net assets	$2,433,373
Shares outstanding	453,764
Net asset value per share	$5.36
Institutional 3 Class
Net assets	$7,338,518
Shares outstanding	1,365,239
Net asset value per share	$5.38
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Minnesota Tax-Exempt Fund | Annual Report 2018	19

Statement of Operations
Year Ended July 31, 2018
Net investment income
Income:
Dividends — unaffiliated issuers	$41,516
Interest	22,443,503
Total income	22,485,019
Expenses:
Management services fees	2,796,794
Distribution and/or service fees
Class A	1,033,160
Class C	711,391
Transfer agent fees
Class A	207,324
Advisor Class	2,868
Class C	35,674
Institutional Class	56,732
Institutional 2 Class	1,103
Institutional 3 Class	535
Compensation of board members	24,111
Custodian fees	6,815
Printing and postage fees	36,290
Registration fees	24,237
Audit fees	35,197
Legal fees	13,097
Compensation of chief compliance officer	124
Other	19,217
Total expenses	5,004,669
Expense reduction	(20)
Total net expenses	5,004,649
Net investment income	17,480,370
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	661,813
Futures contracts	(172,731)
Net realized gain	489,082
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(12,530,703)
Net change in unrealized appreciation (depreciation)	(12,530,703)
Net realized and unrealized loss	(12,041,621)
Net increase in net assets resulting from operations	$5,438,749
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Minnesota Tax-Exempt Fund | Annual Report 2018

Statement of Changes in Net Assets
	Year Ended July 31, 2018	Year Ended July 31, 2017 (a)
Operations
Net investment income	$17,480,370	$17,303,405
Net realized gain	489,082	1,686,277
Net change in unrealized appreciation (depreciation)	(12,530,703)	(20,380,102)
Net increase (decrease) in net assets resulting from operations	5,438,749	(1,390,420)
Distributions to shareholders
Net investment income
Class A	(12,108,331)	(13,487,024)
Advisor Class	(182,765)	(118,131)
Class B	—	(3,454)
Class C	(1,549,281)	(1,618,427)
Institutional Class	(3,599,969)	(1,918,394)
Institutional 2 Class	(53,815)	(25,523)
Institutional 3 Class	(186,427)	(133)
Net realized gains
Class A	(1,799,523)	(149,431)
Advisor Class	(22,579)	(688)
Class B	—	(54)
Class C	(314,080)	(23,091)
Institutional Class	(487,469)	(10,734)
Institutional 2 Class	(6,638)	(223)
Institutional 3 Class	(26,743)	—
Total distributions to shareholders	(20,337,620)	(17,355,307)
Increase in net assets from capital stock activity	9,162,035	49,092,580
Total increase (decrease) in net assets	(5,736,836)	30,346,853
Net assets at beginning of year	608,586,608	578,239,755
Net assets at end of year	$602,849,772	$608,586,608
Undistributed net investment income	$299,675	$513,582

(a)	Institutional 3 Class shares are based on operations from March 1, 2017 (commencement of operations) through the stated period end.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Minnesota Tax-Exempt Fund | Annual Report 2018	21

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	July 31, 2018		July 31, 2017 (a)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	8,535,272	46,394,897	15,150,518	83,238,278
Distributions reinvested	2,529,368	13,731,474	2,394,324	13,121,376
Redemptions	(12,776,155)	(69,352,916)	(24,597,442)	(133,333,167)
Net decrease	(1,711,515)	(9,226,545)	(7,052,600)	(36,973,513)
Advisor Class
Subscriptions	832,097	4,522,274	562,856	3,086,653
Distributions reinvested	37,830	204,979	21,534	118,486
Redemptions	(252,171)	(1,372,527)	(724,101)	(3,938,032)
Net increase (decrease)	617,756	3,354,726	(139,711)	(732,893)
Class B
Subscriptions	—	—	3,515	19,012
Distributions reinvested	—	—	580	3,194
Redemptions	(1,812)	(9,914)	(49,668)	(273,297)
Net decrease	(1,812)	(9,914)	(45,573)	(251,091)
Class C
Subscriptions	1,881,405	10,261,733	3,323,028	18,326,769
Distributions reinvested	335,548	1,821,845	292,429	1,602,720
Redemptions	(3,664,419)	(19,869,941)	(2,672,656)	(14,592,280)
Net increase (decrease)	(1,447,466)	(7,786,363)	942,801	5,337,209
Institutional Class
Subscriptions	9,928,716	53,967,447	19,135,437	103,639,715
Distributions reinvested	729,681	3,957,650	333,891	1,825,397
Redemptions	(8,077,710)	(43,914,821)	(4,505,855)	(24,492,861)
Net increase	2,580,687	14,010,276	14,963,473	80,972,251
Institutional 2 Class
Subscriptions	338,393	1,827,505	181,244	1,003,931
Distributions reinvested	11,099	60,088	4,653	25,412
Redemptions	(105,875)	(568,522)	(55,499)	(298,726)
Net increase	243,617	1,319,071	130,398	730,617
Institutional 3 Class
Subscriptions	1,522,818	8,367,212	1,848	10,000
Distributions reinvested	39,280	212,803	—	—
Redemptions	(198,707)	(1,079,231)	—	—
Net increase	1,363,391	7,500,784	1,848	10,000
Total net increase	1,644,658	9,162,035	8,800,636	49,092,580

(a)	Institutional 3 Class shares are based on operations from March 1, 2017 (commencement of operations) through the stated period end.
The accompanying Notes to Financial Statements are an integral part of this statement.
22	Columbia Minnesota Tax-Exempt Fund | Annual Report 2018

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Columbia Minnesota Tax-Exempt Fund | Annual Report 2018	23

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Year Ended 7/31/2018	$5.50	0.16	(0.11)	0.05	(0.16)	(0.02)	(0.18)
Year Ended 7/31/2017	$5.68	0.17	(0.18)	(0.01)	(0.17)	(0.00) (d)	(0.17)
Year Ended 7/31/2016	$5.52	0.19	0.16	0.35	(0.19)	—	(0.19)
Year Ended 7/31/2015	$5.49	0.20	0.03	0.23	(0.20)	—	(0.20)
Year Ended 7/31/2014	$5.30	0.20	0.21	0.41	(0.21)	(0.01)	(0.22)
Advisor Class
Year Ended 7/31/2018	$5.50	0.17	(0.10)	0.07	(0.18)	(0.02)	(0.20)
Year Ended 7/31/2017	$5.68	0.18	(0.18)	0.00	(0.18)	(0.00) (d)	(0.18)
Year Ended 7/31/2016	$5.51	0.20	0.17	0.37	(0.20)	—	(0.20)
Year Ended 7/31/2015	$5.49	0.21	0.02	0.23	(0.21)	—	(0.21)
Year Ended 7/31/2014	$5.29	0.22	0.21	0.43	(0.22)	(0.01)	(0.23)
Class C
Year Ended 7/31/2018	$5.50	0.12	(0.11)	0.01	(0.12)	(0.02)	(0.14)
Year Ended 7/31/2017	$5.68	0.12	(0.18)	(0.06)	(0.12)	(0.00) (d)	(0.12)
Year Ended 7/31/2016	$5.52	0.14	0.16	0.30	(0.14)	—	(0.14)
Year Ended 7/31/2015	$5.49	0.15	0.03	0.18	(0.15)	—	(0.15)
Year Ended 7/31/2014	$5.30	0.16	0.21	0.37	(0.17)	(0.01)	(0.18)
Institutional Class
Year Ended 7/31/2018	$5.50	0.17	(0.10)	0.07	(0.18)	(0.02)	(0.20)
Year Ended 7/31/2017	$5.68	0.18	(0.18)	0.00	(0.18)	(0.00) (d)	(0.18)
Year Ended 7/31/2016	$5.52	0.20	0.16	0.36	(0.20)	—	(0.20)
Year Ended 7/31/2015	$5.49	0.21	0.03	0.24	(0.21)	—	(0.21)
Year Ended 7/31/2014	$5.29	0.22	0.21	0.43	(0.22)	(0.01)	(0.23)
Institutional 2 Class
Year Ended 7/31/2018	$5.49	0.17	(0.10)	0.07	(0.18)	(0.02)	(0.20)
Year Ended 7/31/2017	$5.67	0.18	(0.18)	0.00	(0.18)	(0.00) (d)	(0.18)
Year Ended 7/31/2016	$5.52	0.20	0.15	0.35	(0.20)	—	(0.20)
Year Ended 7/31/2015	$5.49	0.21	0.03	0.24	(0.21)	—	(0.21)
Year Ended 7/31/2014(e)	$5.27	0.14	0.22	0.36	(0.14)	—	(0.14)
The accompanying Notes to Financial Statements are an integral part of this statement.
24	Columbia Minnesota Tax-Exempt Fund | Annual Report 2018

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 7/31/2018	$5.37	0.98%	0.78%	0.78% (c)	2.90%	17%	$402,818
Year Ended 7/31/2017	$5.50	(0.20%)	0.79%	0.79% (c)	2.99%	19%	$422,118
Year Ended 7/31/2016	$5.68	6.38%	0.81%	0.81% (c)	3.35%	8%	$475,734
Year Ended 7/31/2015	$5.52	4.14%	0.82%	0.82% (c)	3.54%	9%	$409,338
Year Ended 7/31/2014	$5.49	7.82%	0.83%	0.83% (c)	3.79%	12%	$386,773
Advisor Class
Year Ended 7/31/2018	$5.37	1.23%	0.54%	0.54% (c)	3.16%	17%	$7,443
Year Ended 7/31/2017	$5.50	0.05%	0.54%	0.54% (c)	3.24%	19%	$4,228
Year Ended 7/31/2016	$5.68	6.84%	0.56%	0.56% (c)	3.55%	8%	$5,156
Year Ended 7/31/2015	$5.51	4.21%	0.57%	0.57% (c)	3.79%	9%	$861
Year Ended 7/31/2014	$5.49	8.32%	0.59%	0.59% (c)	4.05%	12%	$247
Class C
Year Ended 7/31/2018	$5.37	0.22%	1.53%	1.53% (c)	2.14%	17%	$63,680
Year Ended 7/31/2017	$5.50	(0.95%)	1.54%	1.54% (c)	2.24%	19%	$73,206
Year Ended 7/31/2016	$5.68	5.59%	1.56%	1.56% (c)	2.58%	8%	$70,213
Year Ended 7/31/2015	$5.52	3.37%	1.57%	1.57% (c)	2.79%	9%	$50,570
Year Ended 7/31/2014	$5.49	7.02%	1.58%	1.58% (c)	3.04%	12%	$42,153
Institutional Class
Year Ended 7/31/2018	$5.37	1.23%	0.53%	0.53% (c)	3.15%	17%	$119,138
Year Ended 7/31/2017	$5.50	0.05%	0.55%	0.55% (c)	3.23%	19%	$107,860
Year Ended 7/31/2016	$5.68	6.65%	0.56%	0.56% (c)	3.56%	8%	$26,415
Year Ended 7/31/2015	$5.52	4.40%	0.57%	0.57% (c)	3.80%	9%	$8,291
Year Ended 7/31/2014	$5.49	8.29%	0.59%	0.59% (c)	4.05%	12%	$3,357
Institutional 2 Class
Year Ended 7/31/2018	$5.36	1.21%	0.55%	0.55%	3.15%	17%	$2,433
Year Ended 7/31/2017	$5.49	0.03%	0.56%	0.56%	3.23%	19%	$1,155
Year Ended 7/31/2016	$5.67	6.48%	0.55%	0.55%	3.55%	8%	$453
Year Ended 7/31/2015	$5.52	4.42%	0.55%	0.55%	3.81%	9%	$10
Year Ended 7/31/2014(e)	$5.49	6.86%	0.54% (f)	0.54% (f)	4.07% (f)	12%	$10
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Minnesota Tax-Exempt Fund | Annual Report 2018	25

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Institutional 3 Class
Year Ended 7/31/2018	$5.51	0.17	(0.10)	0.07	(0.18)	(0.02)	(0.20)
Year Ended 7/31/2017(g)	$5.41	0.07	0.10 (h)	0.17	(0.07)	—	(0.07)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	The benefits derived from expense reductions had an impact of less than 0.01%.
(d)	Rounds to zero.
(e)	Institutional 2 Class shares commenced operations on December 11, 2013. Per share data and total return reflect activity from that date.
(f)	Annualized.
(g)	Institutional 3 Class shares commenced operations on March 1, 2017. Per share data and total return reflect activity from that date.
(h)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.
The accompanying Notes to Financial Statements are an integral part of this statement.
26	Columbia Minnesota Tax-Exempt Fund | Annual Report 2018

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class
Year Ended 7/31/2018	$5.38	1.27%	0.50%	0.50%	3.23%	17%	$7,339
Year Ended 7/31/2017(g)	$5.51	3.20%	0.53% (f)	0.53% (f)	3.17% (f)	19%	$10
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Minnesota Tax-Exempt Fund | Annual Report 2018	27

Notes to Financial Statements
July 31, 2018
Note 1. Organization
Columbia Minnesota Tax-Exempt Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a non-diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure. The Fund offers each of the share classes identified below.
Class A shares are subject to a maximum front-end sales charge of 3.00% based on the initial investment amount. Class A shares purchased without an initial sales charge are subject to a contingent deferred sales charge (CDSC) of 0.75% on certain investments of $500,000 or more if redeemed within 12 months after purchase.
Advisor Class shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund’s prospectus. Prior to November 1, 2017, Advisor Class shares were known as Class R4 shares.
Effective July 17, 2017, Class B shares of the Fund were no longer offered. On August 4, 2017, the capital owned by Columbia Management Investment Advisers, LLC in Class B shares was redeemed without a CDSC.
Class C shares are subject to a 1.00% CDSC on shares redeemed within 12 months after purchase. Effective July 1, 2018, Class C shares will automatically convert to Class A shares of the same Fund in the month of or the month following the 10-year anniversary of the Class C shares purchase date.
Institutional Class shares are not subject to sales charges and are generally available only to eligible investors, which are subject to different investment minimums as described in the Fund’s prospectus. Prior to November 1, 2017, Institutional Class shares were known as Class Z shares.
Institutional 2 Class shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans as described in the Fund’s prospectus. Prior to November 1, 2017, Institutional 2 Class shares were known as Class R5 shares.
Institutional 3 Class shares are not subject to sales charges and are available to institutional and certain other investors as described in the Fund’s prospectus. Prior to November 1, 2017, Institutional 3 Class shares were known as Class Y shares.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
28	Columbia Minnesota Tax-Exempt Fund | Annual Report 2018

Notes to Financial Statements  (continued)
July 31, 2018
Security valuation
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized cost value, unless this method results in a valuation that management believes does not approximate market value.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund
Columbia Minnesota Tax-Exempt Fund | Annual Report 2018	29

Notes to Financial Statements  (continued)
July 31, 2018
and a counterparty that governs over-the-counter derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker. Any interest expense paid by the Fund is shown on the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage exposure to movements in interest rates. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
30	Columbia Minnesota Tax-Exempt Fund | Annual Report 2018

Notes to Financial Statements  (continued)
July 31, 2018
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended July 31, 2018:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Interest rate risk	(172,731)
The following table is a summary of the average outstanding volume by derivative instrument for the year ended July 31, 2018:
Derivative instrument	Average notional amounts ($)*
Futures contracts — short	2,287,235

*	Based on the ending daily outstanding amounts for the year ended July 31, 2018.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.
Dividend income is recorded on the ex-dividend date.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Columbia Minnesota Tax-Exempt Fund | Annual Report 2018	31

Notes to Financial Statements  (continued)
July 31, 2018
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its net tax-exempt and investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Distributions to shareholders
Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncement
Accounting Standards Update 2017-08 Premium Amortization on Purchased Callable Debt Securities
In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date. The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset dates. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. At this time, management is evaluating the implication of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.47% to 0.31% as the Fund’s net assets increase. The effective management services fee rate for the year ended July 31, 2018 was 0.46% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan. All amounts payable under the Plan constitute a general unsecured obligation of the Fund.
32	Columbia Minnesota Tax-Exempt Fund | Annual Report 2018

Notes to Financial Statements  (continued)
July 31, 2018
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated funds governed by the Board of Trustees, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class.
For the year ended July 31, 2018, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.05
Advisor Class	0.05
Class C	0.05
Institutional Class	0.05
Institutional 2 Class	0.07
Institutional 3 Class	0.01
The Fund and certain other associated investment companies have severally, but not jointly, guaranteed the performance and observance of all the terms and conditions of a lease entered into by Seligman Data Corp. (SDC), the former transfer agent, including the payment of rent by SDC (the Guaranty). SDC was the legacy Seligman funds’ former transfer agent.
The lease and the Guaranty expire in January 2019. At July 31, 2018, the Fund’s total potential future obligation over the life of the Guaranty is $6,586. The liability remaining at July 31, 2018 for non-recurring charges associated with the lease amounted to $4,892 and is recorded as a part of the payable for other expenses in the Statement of Assets and Liabilities.
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended July 31, 2018, these minimum account balance fees reduced total expenses of the Fund by $20.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at the maximum annual rates of up to 0.25% and
Columbia Minnesota Tax-Exempt Fund | Annual Report 2018	33

Notes to Financial Statements  (continued)
July 31, 2018
1.00% of the Fund’s average daily net assets attributable to Class A and Class C shares, respectively. For Class C shares, of the 1.00% fee, up to 0.75% can be reimbursed for distribution expenses and up to an additional 0.25% can be reimbursed for shareholder servicing expenses.
The amount of distribution and shareholder services expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $402,000 for Class C shares. This amount is based on the most recent information available as of June 30, 2018, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution and/or shareholder services fee is reduced.
Sales charges (unaudited)
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the year ended July 31, 2018, if any, are listed below:
Amount ($)
Class A	292,445
Class C	8,415
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	November 1, 2017 through November 30, 2018	Prior to November 1, 2017
Class A	0.85%	0.87%
Advisor Class	0.60	0.62
Class C	1.60	1.62
Institutional Class	0.60	0.62
Institutional 2 Class	0.62	0.63
Institutional 3 Class	0.56	0.58
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
34	Columbia Minnesota Tax-Exempt Fund | Annual Report 2018

Notes to Financial Statements  (continued)
July 31, 2018
At July 31, 2018, these differences were primarily due to differing treatment for tax straddles, post-October capital losses, trustees’ deferred compensation, distributions, principal and/or interest from fixed income securities and distribution reclassifications. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications.
In the Statement of Assets and Liabilities the following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized (loss) ($)	Paid in capital ($)
(13,689)	13,038	651
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended July 31, 2018				Year Ended July 31, 2017
Ordinary income ($)	Tax-exempt income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Tax-exempt income ($)	Long-term capital gains ($)	Total ($)
148,730	17,544,896	2,643,994	20,337,620	133,878	17,037,208	184,221	17,355,307
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At July 31, 2018, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
—	—	—	7,902,651
At July 31, 2018, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
588,718,790	12,932,849	(5,030,198)	7,902,651
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. As of July 31, 2018, the Fund will elect to treat the following late-year ordinary losses and post-October capital losses as arising on August 1, 2018.
Late year ordinary losses ($)	Post-October capital losses ($)
—	630,296
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Columbia Minnesota Tax-Exempt Fund | Annual Report 2018	35

Notes to Financial Statements  (continued)
July 31, 2018
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $123,030,246 and $100,744,832, respectively, for the year ended July 31, 2018. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the year ended July 31, 2018.
Note 7. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed.
The Fund had no borrowings during the year ended July 31, 2018.
Note 8. Significant risks
Credit risk
Credit risk is the risk that the value of debt securities in the Fund’s portfolio may decline because the issuer may default and fail to pay interest or repay principal when due. Rating agencies assign credit ratings to debt securities to indicate their credit risk. Lower rated or unrated debt securities held by the Fund may present increased credit risk as compared to higher-rated debt securities.
Geographic concentration risk
Because the Fund invests substantially in municipal securities issued by the state identified in the Fund’s name and political sub-divisions of that state, the Fund will be particularly affected by adverse tax, legislative, regulatory, demographic or political changes as well as changes impacting the state’s financial, economic or other condition and prospects. In addition, because of the relatively small number of issuers of tax-exempt securities in the state, the Fund may invest a higher percentage of assets in a single issuer and, therefore, be more exposed to the risk of loss than a fund that invests more broadly. The value of municipal and other securities owned by the Fund also may be adversely affected by future changes in federal or state income tax laws.
36	Columbia Minnesota Tax-Exempt Fund | Annual Report 2018

Notes to Financial Statements  (continued)
July 31, 2018
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates.
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Non-diversification risk
A non-diversified fund is permitted to invest a greater percentage of its total assets in fewer issuers than a diversified fund. The Fund may, therefore, have a greater risk of loss from a few issuers than a similar fund that invests more broadly.
Shareholder concentration risk
At July 31, 2018, affiliated shareholders of record owned 73.9% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
Columbia Minnesota Tax-Exempt Fund | Annual Report 2018	37

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust II and Shareholders of Columbia Minnesota Tax-Exempt Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Minnesota Tax-Exempt Fund (one of the funds constituting Columbia Funds Series Trust II, hereafter referred to as the "Fund") as of July 31, 2018, the related statement of operations for the year ended July 31, 2018, the statement of changes in net assets for each of the two years in the period ended July 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of July 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended July 31, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
September 21, 2018
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
38	Columbia Minnesota Tax-Exempt Fund | Annual Report 2018

Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended July 31, 2018. Shareholders will be notified in early 2019 of the amounts for use in preparing 2018 income tax returns.
Capital gain dividend	Exempt- interest dividends
$1,222,440	99.16%
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
Exempt-interest dividends. The percentage of net investment income distributed during the fiscal year that qualifies as exempt-interest dividends for federal income tax purposes.
Columbia Minnesota Tax-Exempt Fund | Annual Report 2018	39

TRUSTEES AND OFFICERS
Shareholders elect the Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, Trustees not affiliated with the Investment Manager generally may serve through the end of the calendar year in which they reach either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Columbia Funds Board meeting they attended as a member of the Board.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1953	Trustee since 1/17	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	124	Advisory Board Member, University of Colorado Business School since November 2015; former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011- 2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance) since February 2018; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Interim Chair, Minnesota Sports Facilities Authority, March 2017-July 2017	124	Trustee, BlueCross BlueShield of Minnesota since 2009 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee since 2017); Chair of the Robina Foundation since August 2013; former Member of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017
Edward J. Boudreau, Jr. c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Chair of the Board since 1/18; Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Investments (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Mutual Life Insurance Company, including Senior Vice President and Treasurer and Senior Vice President Information Technology, 1968-1988	124	Former Trustee, Boston Museum of Science (Chair of Finance Committee) 1985-2013; former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
40	Columbia Minnesota Tax-Exempt Fund | Annual Report 2018

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	124	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996; Director, Darien Rowayton Bank (Audit Committee) since 2017
William P. Carmichael c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies), 1998-2007; Adjunct Professor of Finance, Kelley School of Business, Indiana University, 1993-2007; Senior Vice President, Sara Lee Corporation, 1991-1993; Senior Vice President and Chief Financial Officer, Beatrice Foods Company, 1984-1990; Vice President, Esmark, Inc., 1973-1984; Associate, Price Waterhouse, 1968-1972	124	Director, The Finish Line (athletic shoes and apparel) since July 2003; former Director, Cobra Electronics Corporation (electronic equipment manufacturer), 1994-August 2014; former Director, Spectrum Brands, Inc. (consumer products), 2002-2009; former Director, Simmons Company (bedding), 2004-2010; former Trustee, BofA Funds Series Trust (11 funds) 2003-2011; former Director, McMoRan Exploration Company (oil and gas exploration and development) 2010 - 2013; former Director, International Textile Corp., 2012-2016; former Director, hhgregg, 2015-2017
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	124	Trustee, MA Taxpayers Foundation since 1997; Board of Directors, The MA Business Roundtable since 2003; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 12/17	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	122	Trustee, Catholic Schools Foundation since 2004
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	124	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Columbia Minnesota Tax-Exempt Fund | Annual Report 2018	41

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	124	Director, BlueCross BlueShield of South Carolina since April 2008; Director, National Association of Corporate Directors, Carolinas Chapter, since 2013; Board Chair, Hollingsworth Funds since 2016; Advisory Board member, Duke Energy Corp. since October 2016; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1964	Trustee since 12/17	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016	122	Director, NAPE Education Foundation since October 2016
Interested trustee not affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships/ held by Trustee during the past five years
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006, Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	122	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011
*	Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an “interested person” (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.
42	Columbia Minnesota Tax-Exempt Fund | Annual Report 2018

TRUSTEES AND OFFICERS  (continued)
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010 - September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006 - August 2012.	194	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, 2006-January 2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
Nations Funds refer to the Funds within the Columbia Funds Complex that historically bore the Nations brand and includes series of Columbia Funds Series Trust. RiverSource Funds refer to the Funds within the Columbia Funds Complex that historically bore the RiverSource brand and includes series of Columbia Funds Series Trust II.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
Columbia Minnesota Tax-Exempt Fund | Annual Report 2018	43

TRUSTEES AND OFFICERS  (continued)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously, Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017) and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously, Vice President and Group Counsel, August 2011 - August 2018); officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010 - 2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
44	Columbia Minnesota Tax-Exempt Fund | Annual Report 2018

Approval of Management Agreement
Columbia Management Investment Advisers, LLC (Columbia Threadneedle or the Investment Manager, and together with its domestic and global affiliates, Columbia Threadneedle Investments), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia Minnesota Tax-Exempt Fund (the Fund). Under a management agreement (the Management Agreement), Columbia Threadneedle provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).
On an annual basis, the Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the Management Agreement. Columbia Threadneedle prepared detailed reports for the Board and its Contracts Committee in November 2017 and February, March, April and June 2018, including reports providing the results of analyses performed by an independent organization, Broadridge Financial Solutions, Inc. (Broadridge), and a comprehensive response to items of information requested by independent legal counsel to the Independent Trustees (Independent Legal Counsel) in a letter to the Investment Manager, to assist the Board in making this determination. Many of the materials presented at these meetings were first supplied in draft form to designated independent Board representatives, i.e., Independent Legal Counsel, Fund Counsel, the Chair of the Board (who is an Independent Trustee) and the Chair of the Contracts Committee (who is an Independent Trustee), and the final materials were revised to include information reflective of discussion and subsequent requests made by the Contracts Committee. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management personnel and reviews information prepared by Columbia Threadneedle addressing the services Columbia Threadneedle provides and Fund performance. The Board also accords appropriate weight to the work, deliberations and conclusions of the various committees, such as the Contracts Committee, the Investment Review Committee, the Audit Committee and the Compliance Committee in determining whether to continue the Management Agreement.
The Board, at its June 18-20, 2018 in-person Board meeting (the June Meeting), considered the renewal of the Management Agreement for an additional one-year term. At the June Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of management agreements and the Board’s legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement.
Nature, extent and quality of services provided by Columbia Threadneedle
The Board analyzed various reports and presentations it had received detailing the services performed by Columbia Threadneedle, as well as its history, reputation, expertise, resources and capabilities, and the qualifications of its personnel.
The Board specifically considered the many developments during recent years concerning the services provided by Columbia Threadneedle, including, in particular, the organization and depth of the equity and credit research departments and the various technological enhancements that have been made or are anticipated. The Board further observed the enhancements to the investment risk management department’s processes, systems and oversight, as well as planned 2018 initiatives in this regard. The Board also took into account the broad scope of services provided by Columbia Threadneedle to each Fund, including, among other services, investment, risk and compliance oversight. The Board also took into account the information it received concerning Columbia Threadneedle’s ability to attract and retain key portfolio management personnel and that it has sufficient resources to provide competitive and adequate compensation to investment personnel.
In connection with the Board’s evaluation of the overall package of services provided by Columbia Threadneedle, the Board also considered the nature, quality and range of administrative services provided to the Fund by Columbia Threadneedle, as well as the achievements in 2017 in the performance of administrative services, and noted the various enhancements anticipated for 2018. In evaluating the quality of services provided under the Management Agreement, the Board also took into account the organization and strength of the Fund’s and its service providers’ compliance programs. In addition, the Board reviewed the financial condition of Columbia Threadneedle and its affiliates and each entity’s ability to carry out its responsibilities under the Management Agreement and the Fund’s other service agreements with affiliates of Ameriprise Financial, observing the financial strength of Ameriprise Financial, with its strong cash position and solid balance sheet.
Columbia Minnesota Tax-Exempt Fund | Annual Report 2018	45

Approval of Management Agreement  (continued)
The Board also discussed the acceptability of the terms of the Management Agreement (including the relatively broad scope of services required to be performed by Columbia Threadneedle), noting that no material changes are proposed from the form of agreement previously approved. They also noted the wide array of legal and compliance services provided to the Funds under the Management Agreement. It was also observed that the services being performed under the Management Agreement were of a reasonably high quality.
Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that Columbia Threadneedle and its affiliates are in a position to continue to provide a high quality and level of services to the Fund.
Investment performance
For purposes of evaluating the nature, extent and quality of services provided under the Management Agreement, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered detailed reports providing the results of analyses performed by an independent organization showing, for various periods, including since manager inception, the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group, the product score of the Fund (taking into account performance relative to peers and benchmarks) and the net assets of the Fund. The Board observed that the Fund’s investment performance met expectations.
Comparative fees, costs of services provided and the profits realized by Columbia Threadneedle and its affiliates from their relationships with the Fund
The Board reviewed comparative fees and the costs of services provided under the Management Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by an independent organization) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to Columbia Threadneedle’s profitability.
The Board considered the reports of its independent fee consultant, JDL Consultants, LLC (JDL), which assisted in the Board’s analysis of the Funds’ performance and expenses, the reasonableness of the Funds’ fee rates, and JDL’s conclusion that the management fees being charged to the Fund are reasonable. The Board accorded particular weight to the notion that the level of fees should generally reflect a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with certain defined exceptions) are generally in line with the "pricing philosophy" currently in effect (i.e., that Fund total expense ratios, in general, approximate or are lower than median expense ratios of funds in an agreed upon Lipper or customized comparison universe). The Board took into account that the Fund’s total expense ratio (after considering proposed expense caps/waivers) was below the peer universe’s median expense ratio shown in the reports. Based on its review, the Board concluded that the Fund’s management fee was fair and reasonable in light of the extent and quality of services that the Fund receives.
The Board also considered the profitability of Columbia Threadneedle and its affiliates in connection with Columbia Threadneedle providing management services to the Fund. In this regard, the Independent Trustees referred to their detailed analysis of the Profitability Report, discussing the profitability to Columbia Threadneedle and Ameriprise Financial from managing, operating and distributing the Funds. The Board considered that in 2017 the Board had concluded that 2016 profitability was reasonable and that Columbia Threadneedle generated 2017 profitability that only increased slightly from 2016 levels. It also took into account the indirect economic benefits flowing to Columbia Threadneedle or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Fund should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.
46	Columbia Minnesota Tax-Exempt Fund | Annual Report 2018

Approval of Management Agreement  (continued)
Economies of scale to be realized
The Board also considered the economies of scale that might be realized by Columbia Threadneedle as the Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth. In this regard, the Board took into account that management fees decline as Fund assets exceed various breakpoints, all of which have not been surpassed. The Board concluded that the breakpoints in the management fee rate schedule satisfactorily provides for the sharing of economies of scale, as they allow for adequate opportunity for shareholders to realize benefits (fee breaks) as Fund assets grow.
Based on the foregoing, the Board, including all of the Independent Trustees, concluded that the management fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On June 20, 2018, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement.
Columbia Minnesota Tax-Exempt Fund | Annual Report 2018	47

Additional information
The Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the SEC at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
Through October 31, 2018:
P.O. Box 8081
Boston, MA 02266-8081
Effective November 1, 2018:
P.O. Box 219104
Kansas City, MO 64121-9104
48	Columbia Minnesota Tax-Exempt Fund | Annual Report 2018

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Columbia Minnesota Tax-Exempt Fund
Through October 31, 2018:
P.O. Box 8081
Boston, MA 02266-8081
Effective November 1, 2018:
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2018 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus .com/investor/
ANN199_07_H01_(09/18)

Annual Report
July 31, 2018
Columbia Strategic Municipal Income Fund
Not FDIC Insured • No bank guarantee • May lose value

President’s Message
Dear Shareholders,
The year 2017 was an extraordinary year in the financial markets. The S&P 500 Index didn’t experience a single down month and returned over 20%. Continuing this trend, January 2018 marked the fastest start for the index ever. Low volatility, which had been a feature of the U.S. equity market for several years, along with the surge in the S&P 500 Index, drove investor sentiment to very high levels. This arguably set the stage for an overdue correction, which we witnessed in February 2018.
A return to volatility
There have been few periods of market upheaval such as were experienced in the first part of 2018. While investors were taken by surprise by the sudden and pronounced market swings, the return to some level of volatility actually marked a resumption of relatively normal market conditions. Having said that, it’s important to distinguish between a good technical correction where excess enthusiasm in the marketplace is being let out, versus a real change in the underlying fundamentals – things like an underperforming economy or weaker corporate earnings. Our view is that the recent market volatility falls into the former category, and the fundamentals remain strong. We’re continuing to see improvements in global economic activity, and we’re seeing corporate earnings expectations continue to rise – and not just because of tax reform.
Consistency is more important than ever
It’s important to keep in mind that when it comes to long-term investing, it’s the destination, not the journey that matters most. If you have a financial goal that you’ve worked out with your financial advisor, and you have a good asset allocation plan to reach it, it’s a question of sticking with your plan rather than become focused on near-term volatility. Bouts of volatility are normal. After all, it’s hard to cross the ocean without hitting an occasional rough patch. You need to focus on the destination.
One final thought. In weathering volatility, it’s the consistency of the return that is essential. Investors who chase higher returns are usually the first to sell when an investment goes through a bad patch, and they therefore don’t tend to benefit from the recovery. More disciplined investors who perhaps panic less or not at all during periods of volatility, tend to have improved long-term results and are more likely to reach their financial goals. Nothing is more important to us than making sure those who have entrusted us to protect and grow their assets are able to do what matters most to them.
Your success is our priority. Talk to your financial advisor about how working with Columbia Threadneedle Investments may help you position your portfolio for consistent, sustainable outcomes, no matter the market conditions.
Sincerely,
Christopher O. Petersen
President, Columbia Funds
The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance. Past performance is no guarantee of future results.
Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
© 2018 Columbia Management Investment Advisers, LLC. All rights reserved.
Columbia Strategic Municipal Income Fund   |  Annual Report 2018

Columbia Strategic Municipal Income Fund  |  Annual Report 2018

Fund at a Glance
Investment objective
Columbia Strategic Municipal Income Fund (the Fund) seeks total return, with a focus on income exempt from federal income tax and capital appreciation.
Portfolio management
Catherine Stienstra
Lead Portfolio Manager
Managed Fund since 2007
Chad Farrington, CFA
Portfolio Manager
Managed Fund since 2016
Average annual total returns (%) (for the period ended July 31, 2018)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	11/24/76	2.98	4.95	5.11
	Including sales charges		0.00	4.31	4.80
Advisor Class*		03/19/13	3.24	5.21	5.28
Class C	Excluding sales charges	06/26/00	2.22	4.22	4.35
	Including sales charges		1.22	4.22	4.35
Institutional Class*		09/27/10	3.24	5.27	5.32
Institutional 2 Class*		12/11/13	3.23	5.24	5.26
Institutional 3 Class*		03/01/17	3.02	5.03	5.15
Class T*	Excluding sales charges	04/03/17	2.99	5.00	5.14
	Including sales charges		0.49	4.47	4.88
Bloomberg Barclays Municipal Bond Index			0.99	3.76	4.41
Bloomberg Barclays High Yield Municipal Bond Index			6.82	6.11	6.09
Returns for Class A are shown with and without the maximum initial sales charge of 3.00%. Returns for Class C are shown with and without the 1.00% contingent deferred sales charge for the first year only. Returns for Class T shares are shown with and without the maximum initial sales charge of 2.50% per transaction. The Fund’s other classes are not subject to sales charges and have limited eligibility. Effective November 1, 2017, Class R4, Class R5, Class Y and Class Z shares were renamed Advisor Class, Institutional 2 Class, Institutional 3 Class and Institutional Class shares, respectively. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The Bloomberg Barclays Municipal Bond Index is an unmanaged index considered representative of the broad market for investment-grade, tax-exempt bonds with a maturity of at least one year.
The Bloomberg Barclays High Yield Municipal Bond Index measures the non-investment-grade and non-rated US dollar-denominated, fixed-rate, tax-exempt bond market within the 50 United States and four other qualifying regions (Washington DC, Puerto Rico, Guam and the Virgin Islands).
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
2	Columbia Strategic Municipal Income Fund | Annual Report 2018

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (July 31, 2008 — July 31, 2018)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Strategic Municipal Income Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Quality breakdown (%) (at July 31, 2018)
AAA rating	8.2
AA rating	16.8
A rating	32.5
BBB rating	29.0
BB rating	3.2
B rating	2.1
Not rated	8.2
Total	100.0
Percentages indicated are based upon total fixed income investments (excluding Money Market Funds and derivatives, if any).
Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody’s, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.
Top Ten States/Territories (%) (at July 31, 2018)
Illinois	17.3
Pennsylvania	9.5
California	8.7
New York	7.6
Texas	6.4
New Jersey	5.2
Florida	4.2
Michigan	3.6
Ohio	2.9
Wisconsin	2.9
Percentages indicated are based upon total investments (excluding Money Market Funds and derivatives, if any).
For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”
Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Columbia Strategic Municipal Income Fund | Annual Report 2018	3

Manager Discussion of Fund Performance
For the 12-month period that ended July 31, 2018, the Fund’s Class A shares returned 2.98% excluding sales charges. Institutional Class shares of the Fund returned 3.24%. During the same time period, the Fund outperformed its benchmark, the Bloomberg Barclays Municipal Bond Index, which returned 0.99%, and underperformed the Bloomberg Barclays High Yield Municipal Bond Index, which returned 6.82%. Credit quality positioning, sector allocation, security selection, and yield curve and duration positioning overall contributed positively to the Fund’s performance relative to the benchmark during the period.
Tax-exempt bond market pressured by tax reform and rising interest rates
Tax reform dominated the municipal landscape during the first half of the period, especially after Republican legislators unveiled a preliminary outline for overhauling the nation’s tax code in late October 2017. Initial proposals eliminated municipal issuers’ ability to advance refund outstanding debt and stripped private activity bonds of their tax-exempt status. The surprise inclusion of the two provisions initially fueled a market rally, as investors anticipated a dramatic reduction in future supply. Municipalities responded by pulling forward an estimated $35 billion of new bond issuance into December 2017 in an effort to beat any negative consequences from the proposed tax changes. As a result, fourth quarter 2017 supply jumped to the highest level in history. The final tax reform bill, signed into law on December 22, 2017, spared private activity bonds and only marginally reduced top personal tax rates.
The first quarter of 2018 was a challenging period for the municipal market, as the new year got off to its worst start since 1996. First, successful passage of tax reform stoked concerns about increased borrowing and deficits by the federal government. Ten-year U.S. Treasury rates rose sharply during the first half of the quarter, with municipal yields following suit. Tax reform lessened the value proposition of municipals for banks and insurance companies and led some to sell a portion of their balance sheet holdings of municipal bonds. Offsetting the volume of municipal bonds sold by various banks and insurance companies was the overall decline in issuance since the start of the calendar year. Given the wave of municipal bond issuance pulled into 2017 in anticipation of tax reform, first quarter 2018 volume plummeted 31%, to $63 billion. Second, expectations for higher inflation weighed heavily on bond prices. Investors worried that the introduction of fiscal stimulus, at a time when the economy appeared to be operating near full capacity, could force the Federal Reserve (Fed) to raise interest rates further and faster than widely expected to tame inflation. Rising interest rates pressured municipal bond prices during the first quarter of 2018.
The second quarter of 2018 was highlighted by the month of May, which finally brought a more constructive tone to fixed-income markets. Geopolitical concerns related to elections in Italy and Spain, renewed European Union breakup potential, and plans for tariffs on imported products by the current U.S. Administration brought U.S. Treasury yields tumbling from their recent highs. Correspondingly, municipal bonds posted a more than 1% gain during May, reversing much of the pain felt during the historically weak first quarter of 2018.
For the period overall, supply and demand dynamics remained rather consistent. Issuance was down significantly year-over-year as of July 31, 2018. Demand, as measured by flows into municipal mutual funds and exchange-traded funds remained positive but moderate. However, demand by separately managed accounts was not only strong but growing. From a fundamental perspective, an improving economy, still-low inflation and record-low unemployment generated strong tax revenues at both state and local levels, with sales tax, income tax and property tax revenues all up. In turn, the municipal bond market was buoyed by many state budgets being able to replenish “rainy day” funds. Further, municipal bond market defaults remained benign, with no imminent threat to the credit cycle seen as of the end of the period.
Overall, longer maturity AAA-rated municipal bonds outperformed shorter maturity AAA-rated municipal bonds, and lower quality municipal bonds significantly outperformed their higher quality counterparts during the period. High-yield municipal bonds were especially strong performers on continued demand for income and a scarcity of supply post-tax reform. During the annual period, municipal bonds significantly outperformed U.S. Treasuries.
Credit quality, sector and yield curve positioning overall boosted results
As lower quality securities overall outperformed higher quality securities during the period, having overweight allocations to high-yield municipal bonds and to bonds rated BBB and having underweight allocations to bonds rated AAA and AA contributed most positively to the Fund’s relative results. Issue selection among bonds rated A and BBB further boosted relative results.
4	Columbia Strategic Municipal Income Fund | Annual Report 2018

Manager Discussion of Fund Performance  (continued)
From a sector perspective, having overweight allocations to the hospital, housing, state general obligation and tobacco sectors, which each outperformed the benchmark during the period, contributed positively to the Fund’s relative results. Issue selection within the state general obligation, local general obligation, housing, hospital and transportation sectors proved effective as well.
Having an overweight to bonds with maturities of 15 years and longer and an underweight to bonds with maturities of 10 years and less contributed positively, as yields rose more significantly overall on shorter maturity bonds than on longer maturity bonds during the period. (There is usually an inverse relationship between bond prices and yield movements, so that bond prices fall when yields increase and vice versa.) The Fund’s duration positioning also added value, given our tactical use of U.S. Treasury futures to hedge duration against rising interest rates.
Positioning in leasing and pre-refunded sectors dampened returns
Having an underweight allocation to the leasing sector dampened the Fund’s results, as the market segment outpaced the benchmark during the period. Having an overweight allocation to pre-refunded bonds also detracted from the Fund’s relative results, as these bonds tend to be of shorter maturity and higher quality, market segments that underperformed the benchmark during the period. Pre-refunded bonds, also known as advance refunding, is a procedure in which a bond issuer floats a second bond at a lower interest rate, and the proceeds from the sale of the second bond are invested, usually in Treasury securities, which in turn, are held in escrow collateralizing the first bond. Advance refunded bonds no longer represent the credit risk profile of the original borrower, and given the high credit quality of the escrow account they often increase in value — sometimes significantly.
Fundamental analysis drove portfolio changes
We adjusted the Fund’s duration during the period as market conditions shifted, ending the period with a duration somewhat longer than it had at the start of the period. Also, as Illinois state budget negotiations were looking more positive and spreads, or yield differentials, relative to other BBB offerings were wide, in our view, we increased the Fund’s exposure to Illinois state general obligations before the passage of the state’s budget. After the passage of Illinois’ budget, the first time that was achieved in two years, the bonds’ spread tightened dramatically, thus driving strong positive performance by these securities. Illinois state general obligations, along with holdings in Chicago general obligations and Chicago Board of Education bonds, rallied further following a series of positive ratings actions. Indeed, toward the end of the period, independent ratings agency Moody’s revised its outlook on the State of Illinois and the City of Chicago from negative to stable and upgraded Chicago Board of Education bonds.
The Fund’s exposure to the pre-refunded sector and to hospital bonds decreased. We increased the Fund’s allocations to toll facilities, airport, tobacco, state general obligation and appropriated bonds. We also increased the Fund’s allocations to the transportation sector and to alternative minimum tax (AMT) bonds based on anticipated and actual tax law changes. Additionally, we increased the Fund’s exposure to the bonds of California, New York and New Jersey, each a high-tax state, given tax reform’s deduction limitation on state and local taxes.
We employed the use of U.S. Treasury futures to hedge duration against rising interest rate during the period. On a stand-alone basis, the use of these derivatives had a positive impact on Fund results.
Fixed-income securities present issuer default risk. The Fund invests substantially in municipal securities and will be affected by tax, legislative, regulatory, demographic or political changes, as well as changes impacting a state’s financial, economic or other conditions. A relatively small number of tax-exempt issuers may necessitate the Fund investing more heavily in a single issuer and, therefore, be more exposed to the risk of loss than a Fund that invests more broadly. Prepayment and extension risk exists because the timing of payments on a loan, bond or other investment may accelerate when interest rates fall or decelerate when interest rates rise which may reduce investment opportunities and potential returns. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund’s income and yield. These risks may be heightened for longer maturity and duration securities. Non-investment-grade (high-yield or junk) securities present greater price volatility and more risk to principal and income than higher rated securities. Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Federal and state tax rules apply to capital gain distributions and any gains or losses on sales. Income may be subject to state, local or alternative minimum taxes. Liquidity risk is associated with the difficulty of selling underlying investments at a desirable time or price. See the Fund’s prospectus for more information on these and other risks.
Columbia Strategic Municipal Income Fund | Annual Report 2018	5

Manager Discussion of Fund Performance  (continued)
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia Strategic Municipal Income Fund | Annual Report 2018

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
February 1, 2018 — July 31, 2018
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,011.70	1,020.73	4.09	4.11	0.82
Advisor Class	1,000.00	1,000.00	1,013.00	1,021.97	2.84	2.86	0.57
Class C	1,000.00	1,000.00	1,010.50	1,017.01	7.83	7.85	1.57
Institutional Class	1,000.00	1,000.00	1,015.50	1,021.97	2.85	2.86	0.57
Institutional 2 Class	1,000.00	1,000.00	1,013.00	1,021.97	2.84	2.86	0.57
Institutional 3 Class	1,000.00	1,000.00	1,013.20	1,022.22	2.60	2.61	0.52
Class T	1,000.00	1,000.00	1,011.80	1,020.73	4.09	4.11	0.82
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Columbia Strategic Municipal Income Fund | Annual Report 2018	7

Portfolio of Investments
July 31, 2018
(Percentages represent value of investments compared to net assets)
Investments in securities
Floating Rate Notes 2.1%
Issue Description	Effective Yield	Principal Amount ($)	Value ($)
Indiana 0.1%
Indiana Finance Authority(a),(b)
Unrefunded Revenue Bonds
Lease Appropriation
Series 2009A-2 (JPMorgan Chase Bank)
02/01/2037	1.500%	1,100,000	1,100,000
Massachusetts 0.1%
Massachusetts Health & Educational Facilities Authority(a),(b)
Revenue Bonds
Baystate Medical Center
Series 2009J-2 (JPMorgan Chase Bank)
07/01/2044	1.500%	1,000,000	1,000,000
New York 1.0%
New York City Transitional Finance Authority(a),(b)
Subordinated Revenue Bonds
Future Tax Secured
Series 2016 (JPMorgan Chase Bank)
02/01/2045	1.500%	1,000,000	1,000,000
New York City Transitional Finance Authority Future Tax Secured(a),(b)
Revenue Bonds
Future Tax
Subordinated Series 2012C (JPMorgan Chase Bank)
11/01/2036	1.500%	7,000,000	7,000,000
New York City Water & Sewer System(a),(b)
Revenue Bonds
2nd General Resolution
Series 2013 (JPMorgan Chase Bank)
06/15/2050	1.500%	5,595,000	5,595,000
Total			13,595,000
Pennsylvania 0.3%
Geisinger Authority(a),(b)
Revenue Bonds
Geisinger Health System
Series 2013 (Wells Fargo Bank)
10/01/2043	1.420%	5,000,000	5,000,000
Texas 0.1%
Matagorda County Navigation District No. 1(b),(c)
Refunding Revenue Bonds
Central Power and Light Co.
Series 2017 AMT
05/01/2030	1.870%	2,000,000	1,974,160
Floating Rate Notes (continued)
Issue Description	Effective Yield	Principal Amount ($)	Value ($)
Utah 0.5%
City of Murray(a),(b)
Revenue Bonds
IHC Health Services, Inc.
Series 2005A (JPMorgan Chase Bank)
05/15/2037	1.500%	2,480,000	2,480,000
City of Murray(b)
Revenue Bonds
IHC Health Services, Inc.
Series 2005B (JPMorgan Chase Bank)
05/15/2037	1.500%	5,130,000	5,130,000
Total			7,610,000
Total Floating Rate Notes (Cost $30,305,000)			30,279,160

Municipal Bonds 96.3%
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Alabama 0.7%
Alabama Special Care Facilities Financing Authority
Refunding Revenue Bonds
Children’s Hospital of Alabama
Series 2015
06/01/2034	5.000%	4,000,000	4,441,040
Lower Alabama Gas District (The)
Revenue Bonds
Series 2016A
09/01/2046	5.000%	5,000,000	5,991,150
Total			10,432,190
Alaska 0.6%
Alaska Industrial Development & Export Authority
Revenue Bonds
Yukon-Kuskokwim Health Corp. Project
Series 2017
12/01/2020	3.500%	2,700,000	2,740,014
City of Koyukuk
Prerefunded 10/01/19 Revenue Bonds
Tanana Chiefs Conference Health Care
Series 2011
10/01/2032	7.500%	3,665,000	3,908,393
10/01/2041	7.750%	2,000,000	2,138,540
Total			8,786,947
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Strategic Municipal Income Fund | Annual Report 2018

Portfolio of Investments  (continued)
July 31, 2018
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Arizona 1.4%
Industrial Development Authority of the City of Phoenix (The)
Refunding Revenue Bonds
Downtown Phoenix Student Housing
Series 2018
07/01/2042	5.000%	1,000,000	1,096,590
Industrial Development Authority of the County of Pima (The)(d)
Refunding Revenue Bonds
American Leadership Academy
Series 2015
06/15/2045	5.625%	820,000	869,971
La Paz County Industrial Development Authority
Revenue Bonds
Charter School Solutions - Harmony Public
Series 2016
02/15/2046	5.000%	6,500,000	6,751,940
Maricopa County Industrial Development Authority
Revenue Bonds
Banner Health
Series 2017A
01/01/2041	4.000%	4,000,000	4,123,480
Maricopa County Industrial Development Authority(d)
Revenue Bonds
Christian Care Surprise, Inc.
Series 2016
01/01/2036	5.750%	1,600,000	1,620,112
Christian Care Surprise, Inc. Project
Series 2016
01/01/2048	6.000%	1,250,000	1,275,550
Maricopa County Pollution Control Corp.
Refunding Revenue Bonds
Southern California Edison Co.
Series 2000B
06/01/2035	5.000%	2,225,000	2,335,293
University Medical Center Corp.
Prerefunded 07/01/19 Revenue Bonds
Series 2009
07/01/2039	6.500%	1,000,000	1,044,350
Total			19,117,286
California 8.6%
ABAG Finance Authority for Nonprofit Corps.
Refunding Revenue Bonds
Episcopal Senior Communities
Series 2012
07/01/2047	5.000%	4,100,000	4,333,782
Bay Area Toll Authority
Refunding Revenue Bonds
Subordinated Series 2017
04/01/2038	4.000%	6,890,000	7,287,897
04/01/2042	4.000%	5,970,000	6,259,485
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
California Health Facilities Financing Authority
Refunding Revenue Bonds
Sutter Health
Series 2017A
11/15/2048	4.000%	5,000,000	5,112,800
Revenue Bonds
Kaiser Permanente
Subordinated Series 2017A-2
11/01/2044	4.000%	4,280,000	4,413,450
California Municipal Finance Authority
Refunding Revenue Bonds
Community Medical Centers
Series 2017A
02/01/2042	4.000%	3,000,000	3,021,510
02/01/2042	5.000%	1,500,000	1,660,665
Revenue Bonds
Senior Lien
Series 2018A AMT
12/31/2047	4.000%	1,000,000	998,250
12/31/2047	5.000%	1,000,000	1,115,800
California Municipal Finance Authority(d)
Revenue Bonds
California Baptist University
Series 2016A
11/01/2046	5.000%	1,000,000	1,064,540
Julian Charter School Project
Series 2015A
03/01/2045	5.625%	4,000,000	4,027,080
California School Finance Authority(d)
Revenue Bonds
River Springs Charter School Project
Series 2015
07/01/2046	6.375%	3,000,000	3,361,170
07/01/2046	6.375%	400,000	448,156
California State Public Works Board
Revenue Bonds
Judicial Council Projects
Series 2011D
12/01/2031	5.000%	5,000,000	5,485,950
Various Capital Projects
Series 2012A
04/01/2037	5.000%	650,000	712,270
California Statewide Communities Development Authority
Refunding Revenue Bonds
Front Porch Communities & Services
Series 2017
04/01/2042	4.000%	1,905,000	1,932,832
California Statewide Communities Development Authority(d)
Revenue Bonds
Loma Linda University Medical Center
Series 2016A
12/01/2046	5.000%	500,000	528,480

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Municipal Income Fund | Annual Report 2018	9

Portfolio of Investments  (continued)
July 31, 2018
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
City of Los Angeles Department of Airports(c)
Revenue Bonds
Los Angeles International
Subordinated Series 2018 AMT
05/15/2044	5.000%	2,000,000	2,267,960
Foothill-Eastern Transportation Corridor Agency
Refunding Revenue Bonds
Junior Lien
Series 2014C
01/15/2033	6.250%	1,155,000	1,342,503
Series 2014A
01/15/2046	5.750%	4,250,000	4,810,958
Glendale Unified School District(e)
Unlimited General Obligation Refunding Bonds
Series 2015B
09/01/2032	0.000%	1,000,000	592,300
09/01/2033	0.000%	1,100,000	615,736
Golden State Tobacco Securitization Corp.
Refunding Revenue Bonds
Series 2018A-1
06/01/2047	5.250%	5,000,000	5,198,050
Norman Y. Mineta San Jose International Airport(c)
Refunding Revenue Bonds
Series 2017A AMT
03/01/2041	5.000%	2,000,000	2,245,860
03/01/2047	5.000%	5,170,000	5,776,958
Riverside County Transportation Commission(e)
Revenue Bonds
Senior Lien
Series 2013B
06/01/2029	0.000%	2,500,000	1,624,525
Rowland Water District
Prerefunded 12/01/18 Certificate of Participation
Recycled Water Project
Series 2008
12/01/2039	6.250%	1,500,000	1,524,465
San Diego Public Facilities Financing Authority Sewer
Prerefunded 05/15/19 Revenue Bonds
Series 2009A
05/15/2034	5.250%	1,500,000	1,546,875
San Francisco City & County Airport Commission-San Francisco International Airport(c)
Revenue Bonds
Series 2017A AMT
05/01/2047	5.000%	10,000,000	11,193,300
San Francisco City & County Redevelopment Agency
Prerefunded 08/01/19 Tax Allocation Bonds
Mission Bay South Redevelopment Project
Series 2009D
08/01/2031	6.500%	500,000	525,625
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Santee CDC Successor Agency
Prerefunded 02/01/21 Tax Allocation Bonds
Santee Community Redevelopment Project
Series 2011A
08/01/2041	7.000%	2,000,000	2,265,460
State of California
Unlimited General Obligation Bonds
Various Purpose
Series 2009
04/01/2031	5.750%	15,000,000	15,420,150
Series 2010
03/01/2030	5.250%	1,000,000	1,058,830
03/01/2033	6.000%	5,625,000	6,012,394
Series 2012
04/01/2035	5.250%	4,500,000	4,978,800
Unlimited General Obligation Refunding Bonds
Series 2007
08/01/2030	4.500%	60,000	60,131
Unrefunded Unlimited General Obligation Bonds
Series 2004
04/01/2029	5.300%	2,000	2,007
Total			120,827,004
Colorado 2.5%
Colorado Educational & Cultural Facilities Authority(d)
Improvement Refunding Revenue Bonds
Skyview Charter School
Series 2014
07/01/2044	5.375%	750,000	769,223
07/01/2049	5.500%	700,000	720,580
Colorado Health Facilities Authority
Refunding Revenue Bonds
Covenant Retirement Communities
Series 2015
12/01/2035	5.000%	850,000	919,309
Evangelical Lutheran Good Samaritan Society
Series 2017
06/01/2042	5.000%	3,150,000	3,463,393
NCMC, Inc. Project
Series 2016
05/15/2031	4.000%	5,000,000	5,248,900
Revenue Bonds
Senior Living - Ralston Creek at Arvada
Series 2017
11/01/2047	5.750%	6,000,000	6,163,920
11/01/2052	6.000%	890,000	923,793
Colorado High Performance Transportation Enterprise
Revenue Bonds
C-470 Express Lanes
Series 2017
12/31/2056	5.000%	1,700,000	1,835,184

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Strategic Municipal Income Fund | Annual Report 2018

Portfolio of Investments  (continued)
July 31, 2018
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Colorado Housing & Finance Authority(f)
Revenue Bonds
Series 2018 (GNMA)
11/01/2042	3.700%	5,000,000	4,905,550
E-470 Public Highway Authority
Revenue Bonds
Series 2010C
09/01/2026	5.375%	10,325,000	11,031,540
Total			35,981,392
Connecticut 0.2%
Connecticut Housing Finance Authority
Refunding Revenue Bonds
Subordinated Series 2018B-1
05/15/2045	4.000%	2,275,000	2,298,433
State of Connecticut
Unlimited General Obligation Bonds
Series 2018C
06/15/2035	5.000%	1,000,000	1,111,000
Total			3,409,433
District of Columbia 0.3%
District of Columbia
Prerefunded 07/01/23 Revenue Bonds
KIPP Charter School
Series 2013
07/01/2048	6.000%	300,000	355,119
Refunding Revenue Bonds
Children’s Hospital
Series 2015
07/15/2044	5.000%	2,910,000	3,192,125
Total			3,547,244
Florida 4.1%
Capital Trust Agency, Inc.(d)
Revenue Bonds
1st Mortgage Tallahassee Tapestry Senior Housing Project
Series 2015
12/01/2045	7.000%	1,335,000	1,396,997
Central Florida Expressway Authority
Refunding Revenue Bonds
Senior Lien
Series 2017 (BAM)
07/01/2041	4.000%	5,000,000	5,135,850
County of Broward Airport System(c)
Revenue Bonds
Series 2017 AMT
10/01/2042	5.000%	3,000,000	3,365,040
County of Miami-Dade Aviation(c)
Refunding Revenue Bonds
Series 2017B AMT
10/01/2040	5.000%	6,250,000	7,073,500
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Florida Development Finance Corp.(d)
Revenue Bonds
Miami Arts Charter School Project
Series 2014A
06/15/2034	5.875%	415,000	394,238
Renaissance Charter School
Series 2015
06/15/2046	6.125%	980,000	1,017,407
Florida Municipal Loan Council(e)
Revenue Bonds
Capital Appreciation
Series 2000A (NPFGC)
04/01/2020	0.000%	1,630,000	1,540,774
Greater Orlando Aviation Authority(c)
Revenue Bonds
Priority
Subordinated Series 2017A AMT
10/01/2047	5.000%	3,835,000	4,288,872
Greater Orlando Aviation Authority
Revenue Bonds
Series 2016A AMT
10/01/2046	5.000%	5,000,000	5,547,100
Hillsborough County Aviation Authority
Revenue Bonds
Tampa International Airport
Series 2015A
10/01/2044	5.000%	2,220,000	2,430,145
Miami-Dade County Educational Facilities Authority
Revenue Bonds
Series 2018A
04/01/2053	5.000%	8,000,000	8,906,960
Miami-Dade County Health Facilities Authority
Refunding Revenue Bonds
Nicklaus Childrens Hospital
Series 2017
08/01/2047	4.000%	2,250,000	2,255,062
Mid-Bay Bridge Authority
Refunding Revenue Bonds
Series 2015C
10/01/2040	5.000%	1,000,000	1,085,040
Orange County Health Facilities Authority
Refunding Revenue Bonds
Mayflower Retirement Center
Series 2012
06/01/2036	5.000%	250,000	261,178
Revenue Bonds
Presbyterian Retirement Communities
Series 2016
08/01/2036	5.000%	2,000,000	2,182,040
08/01/2041	5.000%	2,000,000	2,173,360

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Municipal Income Fund | Annual Report 2018	11

Portfolio of Investments  (continued)
July 31, 2018
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Palm Beach County Health Facilities Authority
Prerefunded 11/15/20 Revenue Bonds
ACTS Retirement-Life Communities
Series 2010
11/15/2033	5.500%	5,000,000	5,415,900
Putnam County Development Authority
Refunding Revenue Bonds
Seminole Project
Series 2018A
03/15/2042	5.000%	3,335,000	3,739,102
Total			58,208,565
Georgia 2.0%
Cherokee County Water & Sewer Authority
Unrefunded Revenue Bonds
Series 1995 (NPFGC)
08/01/2025	5.200%	2,665,000	3,013,555
Dalton Whitfield County Joint Development Authority
Revenue Bonds
Hamilton Health Care System Obligation
Series 2017
08/15/2041	4.000%	1,000,000	1,026,340
DeKalb County Hospital Authority
Revenue Bonds
DeKalb Medical Center, Inc. Project
Series 2010
09/01/2040	6.125%	6,250,000	6,630,500
Fulton County Development Authority
Revenue Bonds
RAC Series 2017
04/01/2042	5.000%	1,000,000	1,106,500
Gainesville & Hall County Hospital Authority
Prerefunded 02/15/20 Revenue Bonds
Northeast Georgia Health System, Inc. Project
Series 2010A
02/15/2045	5.500%	3,670,000	3,878,823
Refunding Revenue Bonds
Northeast Georgia Health System, Inc. Project
Series 2017
02/15/2037	5.000%	4,280,000	4,746,820
Unrefunded Revenue Bonds
Northeast Georgia Health System, Inc. Project
Series 2010A
02/15/2045	5.500%	1,330,000	1,398,615
Georgia Housing & Finance Authority
Revenue Bonds
Single Family Mortgage Bonds
Series 2017C
06/01/2048	3.750%	5,960,000	5,864,997
Total			27,666,150
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Hawaii 0.2%
Hawaii Pacific Health
Prerefunded 07/01/20 Revenue Bonds
Series 2010A
07/01/2040	5.500%	1,500,000	1,608,630
Series 2010B
07/01/2030	5.625%	280,000	300,935
07/01/2040	5.750%	370,000	398,531
State of Hawaii Department of Budget & Finance
Refunding Revenue Bonds
Special Purpose - Kahala Nui
Series 2012
11/15/2037	5.250%	705,000	775,775
Total			3,083,871
Idaho 0.5%
Idaho Health Facilities Authority
Revenue Bonds
Terraces of Boise Project
Series 2014A
10/01/2044	8.000%	4,365,000	4,933,323
10/01/2049	8.125%	1,635,000	1,853,877
Total			6,787,200
Illinois 17.1%
Chicago Board of Education
Special Tax Bonds
Series 2017
04/01/2042	5.000%	1,600,000	1,720,944
Unlimited General Obligation Bonds
Dedicated
Series 2017H
12/01/2046	5.000%	3,000,000	3,067,170
Project
Series 2015C
12/01/2039	5.250%	2,000,000	2,069,460
Unlimited General Obligation Refunding Bonds
Series 2018A (AGM)
12/01/2034	5.000%	500,000	552,645
Chicago Board of Education(d)
Unlimited General Obligation Bonds
Dedicated
Series 2017A
12/01/2046	7.000%	3,615,000	4,318,443
Chicago Midway International Airport
Refunding Revenue Bonds
2nd Lien
Series 2013B
01/01/2035	5.250%	3,000,000	3,301,800
Series 2014B
01/01/2035	5.000%	5,000,000	5,475,200

The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Strategic Municipal Income Fund | Annual Report 2018

Portfolio of Investments  (continued)
July 31, 2018
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Chicago O’Hare International Airport
Prerefunded 01/01/21 Revenue Bonds
General 3rd Lien
Series 2011
01/01/2039	5.750%	1,525,000	1,665,880
Revenue Bonds
Customer Facility Charge Senior Lien
Series 2013
01/01/2043	5.750%	2,285,000	2,568,043
Series 2015D
01/01/2046	5.000%	4,390,000	4,812,801
Unrefunded Revenue Bonds
General Third Lien
Series 2011
01/01/2039	5.750%	295,000	319,482
Chicago O’Hare International Airport(c)
Revenue Bonds
General Senior Lien
Series 2017D AMT
01/01/2042	5.000%	8,895,000	9,704,089
01/01/2052	5.000%	8,030,000	8,700,103
Senior Lien
Series 2017G AMT
01/01/2042	5.000%	2,650,000	2,891,044
01/01/2047	5.000%	1,000,000	1,087,200
Series 2017J AMT
01/01/2037	5.000%	2,000,000	2,197,080
TriPs Obligated Group
Series 2018 AMT
07/01/2038	5.000%	1,000,000	1,101,800
07/01/2048	5.000%	800,000	873,128
Chicago Park District
Limited General Obligation Bonds
Series 2016A
01/01/2040	5.000%	1,650,000	1,782,363
City of Chicago
Prerefunded 01/01/25 Revenue Bonds
Series 2002
01/01/2033	5.000%	5,245,000	6,074,759
01/01/2034	5.000%	1,000,000	1,158,200
Unlimited General Obligation Bonds
Project
Series 2011A
01/01/2035	5.250%	4,500,000	4,580,325
01/01/2040	5.000%	8,020,000	8,097,634
Series 2012A
01/01/2033	5.000%	5,000,000	5,129,000
Series 2009C
01/01/2040	5.000%	3,500,000	3,520,475
Series 2015A
01/01/2033	5.500%	1,350,000	1,449,306
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Series 2017A
01/01/2038	6.000%	4,185,000	4,714,110
Unlimited General Obligation Refunding Bonds
Project
Series 2014A
01/01/2035	5.000%	1,000,000	1,035,410
01/01/2036	5.000%	11,745,000	12,143,625
City of Chicago Wastewater Transmission
Refunding Revenue Bonds
2nd Lien
Series 2015C
01/01/2039	5.000%	530,000	569,003
Revenue Bonds
2nd Lien
Series 2012
01/01/2025	5.000%	5,000,000	5,394,600
01/01/2042	5.000%	5,000,000	5,260,600
Series 2014
01/01/2034	5.000%	1,000,000	1,072,350
01/01/2039	5.000%	2,000,000	2,138,580
City of Chicago Waterworks
Revenue Bonds
2nd Lien
Series 2012
11/01/2031	5.000%	2,000,000	2,151,680
Series 2014
11/01/2044	5.000%	650,000	696,709
Series 2016
11/01/2028	5.000%	860,000	970,063
11/01/2030	5.000%	12,275,000	13,704,546
City of Springfield Electric
Refunding Revenue Bonds
Senior Lien
Series 2015 (AGM)
03/01/2040	4.000%	5,000,000	5,066,350
County of Cook
Unlimited General Obligation Refunding Bonds
Series 2018
11/15/2035	5.000%	900,000	997,011
Illinois Development Finance Authority(e)
Subordinated Revenue Bonds
Regency
Series 1990-RMK Escrowed to Maturity
04/15/2020	0.000%	13,745,000	13,316,156
Illinois Finance Authority
Prerefunded 02/15/20 Revenue Bonds
Swedish Covenant
Series 2010A
08/15/2038	6.000%	2,475,000	2,630,603

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Municipal Income Fund | Annual Report 2018	13

Portfolio of Investments  (continued)
July 31, 2018
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Prerefunded 05/01/19 Revenue Bonds
Rush University Medical Center
Series 2009C
11/01/2039	6.625%	2,150,000	2,231,012
Prerefunded 08/15/19 Revenue Bonds
Northwestern Memorial Hospital
Series 2009A
08/15/2030	5.750%	3,000,000	3,130,590
Silver Cross & Medical Centers
Series 2009
08/15/2038	6.875%	10,700,000	11,277,586
Prerefunded 11/15/19 Revenue Bonds
Riverside Health System
Series 2009
11/15/2035	6.250%	605,000	640,411
Refunding Revenue Bonds
Rush University Medical Center
Series 2015B
11/15/2039	5.000%	1,810,000	1,986,403
Silver Cross Hospital & Medical Centers
Series 2015C
08/15/2035	5.000%	1,500,000	1,627,545
Unrefunded Revenue Bonds
Riverside Health System
Series 2009
11/15/2035	6.250%	395,000	416,247
Metropolitan Pier & Exposition Authority
Refunding Revenue Bonds
McCormick Place Project
Series 2010B-2
06/15/2050	5.000%	5,000,000	5,093,500
Revenue Bonds
McCormick Place Expansion Project
Series 2017
06/15/2057	5.000%	3,025,000	3,220,354
Metropolitan Pier & Exposition Authority(e)
Revenue Bonds
Capital Appreciation
Series 1993A Escrowed to Maturity (FGIC)
06/15/2021	0.000%	1,870,000	1,766,215
Railsplitter Tobacco Settlement Authority
Prerefunded 06/01/21 Revenue Bonds
Series 2010
06/01/2028	6.000%	5,000,000	5,572,450
State of Illinois
Unlimited General Obligation Bonds
Series 2013
07/01/2026	5.500%	1,955,000	2,105,359
07/01/2033	5.500%	5,000,000	5,301,650
07/01/2038	5.500%	875,000	921,034
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Series 2016
01/01/2026	5.000%	2,965,000	3,190,933
11/01/2027	5.000%	2,785,000	2,986,940
Series 2017A
12/01/2035	5.000%	1,345,000	1,421,961
12/01/2036	5.000%	5,000,000	5,278,200
Series 2018A
05/01/2032	5.000%	2,500,000	2,660,525
05/01/2033	5.000%	5,000,000	5,312,800
05/01/2040	5.000%	3,000,000	3,158,250
05/01/2041	5.000%	6,000,000	6,311,640
Series 2018B
05/01/2027	5.000%	4,950,000	5,349,960
Total			241,041,335
Indiana 0.5%
Indiana Finance Authority
Prerefunded 05/01/19 Revenue Bonds
Parkview Health System
Series 2009
05/01/2031	5.750%	825,000	851,062
Prerefunded 11/01/18 Revenue Bonds
Sisters of St. Francis Health
Series 2008
11/01/2032	5.375%	1,000,000	1,009,820
Revenue Bonds
BHI Senior Living
Series 2016A
11/15/2046	5.250%	5,000,000	5,477,450
Unrefunded Revenue Bonds
Series 2009
05/01/2031	5.750%	175,000	180,581
Total			7,518,913
Iowa 0.5%
Iowa Finance Authority
Revenue Bonds
Genesis Health System
Series 2013
07/01/2033	5.000%	5,000,000	5,487,150
Non-ACE Mortgage-Backed Securities Program
Series 2017 (GNMA)
01/01/2037	3.400%	2,000,000	1,946,440
Total			7,433,590
Kansas 0.3%
University of Kansas Hospital Authority
Improvement Refunding Revenue Bonds
Kansas University Health System
Series 2015
09/01/2045	5.000%	3,725,000	4,109,457

The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Strategic Municipal Income Fund | Annual Report 2018

Portfolio of Investments  (continued)
July 31, 2018
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Kentucky 0.6%
Kentucky Economic Development Finance Authority
Prerefunded 06/01/20 Revenue Bonds
Owensboro Medical Health System
Series 2010A
03/01/2045	6.500%	2,950,000	3,200,160
Series 2010B
03/01/2040	6.375%	1,700,000	1,840,352
Prerefunded 08/15/18 Revenue Bonds
Baptist Healthcare System
Series 2009
08/15/2027	5.625%	500,000	500,775
Refunding Revenue Bonds
Owensboro Health System
Series 2017A
06/01/2037	5.000%	1,200,000	1,292,172
Unrefunded Revenue Bonds
Baptist Healthcare System
Series 2009
08/15/2027	5.625%	500,000	501,255
Kentucky State Property & Building Commission
Revenue Bonds
Project #119
Series 2018
05/01/2036	5.000%	1,000,000	1,116,790
Total			8,451,504
Louisiana 1.2%
Ascension Parish Industrial Development Board, Inc.
Revenue Bonds
Impala Warehousing LLC
Series 2011
07/01/2036	6.000%	4,000,000	4,298,160
Louisiana Local Government Environmental Facilities & Community Development Authority
Revenue Bonds
Westlake Chemical Corp.
Series 2010A-2
11/01/2035	6.500%	1,750,000	1,910,002
Louisiana Public Facilities Authority
Prerefunded 05/15/26 Revenue Bonds
Ochsner Clinic Foundation Project
Series 2016
05/15/2036	4.000%	55,000	61,049
Refunding Revenue Bonds
19th Judicial District Court
Series 2015 (AGM)
06/01/2036	5.000%	1,000,000	1,110,910
Ochsner Clinic Foundation Project
Series 2017
05/15/2042	5.000%	2,000,000	2,210,780
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Revenue Bonds
Provident Group - Flagship Properties
Series 2017
07/01/2057	5.000%	1,500,000	1,609,170
New Orleans Aviation Board
Revenue Bonds
Consolidated Rental Car
Series 2009A
01/01/2040	6.500%	4,600,000	4,677,602
New Orleans Aviation Board(c)
Revenue Bonds
General Airport-North Terminal
Series 2017B AMT
01/01/2048	5.000%	1,275,000	1,401,608
Total			17,279,281
Maryland 0.4%
Maryland Health & Higher Educational Facilities Authority
Refunding Revenue Bonds
Meritus Medical Center Issue
Series 2015
07/01/2040	5.000%	1,200,000	1,292,844
Revenue Bonds
University of Maryland Medical System
Series 2017
07/01/2048	4.000%	3,665,000	3,710,849
Total			5,003,693
Massachusetts 1.9%
Commonwealth of Massachusetts
Limited General Obligation Bonds
Series 2018A
01/01/2036	5.000%	8,160,000	9,467,885
Refunding Revenue Bonds
Series 2005 (NPFGC)
01/01/2027	5.500%	500,000	604,730
Massachusetts Development Finance Agency
Refunding Revenue Bonds
UMass Memorial Healthcare
Series 2017
07/01/2044	4.000%	7,500,000	7,533,375
Revenue Bonds
UMass Boston Student Housing Project
Series 2016
10/01/2041	5.000%	2,000,000	2,169,920
Massachusetts Educational Financing Authority(c)
Refunding Revenue Bonds
Issue K
Series 2017A AMT
07/01/2026	5.000%	1,650,000	1,894,678
Subordinated Series 2017B AMT
07/01/2046	4.250%	3,000,000	3,048,330

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Municipal Income Fund | Annual Report 2018	15

Portfolio of Investments  (continued)
July 31, 2018
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Massachusetts Health & Educational Facilities Authority
Revenue Bonds
Milford Regional Medical Center
Series 2007E
07/15/2037	5.000%	2,200,000	2,219,932
Total			26,938,850
Michigan 3.5%
City of Detroit Sewage Disposal System
Refunding Revenue Bonds
Senior Lien
Series 2012A
07/01/2039	5.250%	1,700,000	1,847,424
City of Detroit Water Supply System
Revenue Bonds
Senior Lien
Series 2011A
07/01/2041	5.250%	1,500,000	1,612,575
Grand Traverse County Hospital Finance Authority
Revenue Bonds
Munson Healthcare
Series 2014A
07/01/2047	5.000%	505,000	545,693
Great Lakes Water Authority Water Supply System
Revenue Bonds
2nd Lien
Series 2016B
07/01/2046	5.000%	6,615,000	7,266,776
Michigan Finance Authority
Refunding Revenue Bonds
Senior Lien - Great Lakes Water Authority
Series 2014C-6
07/01/2033	5.000%	430,000	471,147
Series 2015
11/15/2045	5.000%	1,220,000	1,329,629
Trinity Health Corp.
Series 2017
12/01/2040	4.000%	500,000	511,725
12/01/2042	5.000%	500,000	566,905
Revenue Bonds
Beaumont Health Credit Group
Series 2016S
11/01/2044	5.000%	7,500,000	8,219,250
Local Government Loan Program - Great Lakes Water Authority
Series 2015
07/01/2034	5.000%	1,000,000	1,091,380
07/01/2035	5.000%	5,000,000	5,460,100
Michigan State Housing Development Authority
Revenue Bonds
Series 2018A
12/01/2033	3.600%	1,800,000	1,802,646
10/01/2043	4.000%	2,300,000	2,296,274
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
U.S. Department of Housing and Urban Development
Series 2017A
10/01/2042	3.750%	4,060,000	3,971,329
10/01/2047	3.850%	5,000,000	4,879,800
Wayne County Airport Authority
Revenue Bonds
Series 2015D
12/01/2045	5.000%	6,455,000	7,186,287
Wayne County Airport Authority(c)
Revenue Bonds
Series 2017B AMT
12/01/2042	5.000%	700,000	777,049
Total			49,835,989
Minnesota 2.4%
City of Blaine
Refunding Revenue Bonds
Crest View Senior Community Project
Series 2015
07/01/2050	6.125%	3,000,000	2,936,040
City of Brooklyn Center
Revenue Bonds
Sanctuary Brooklyn Center Project
Series 2016
11/01/2035	5.500%	1,000,000	1,001,330
City of Minneapolis
Prerefunded 11/15/18 Revenue Bonds
Fairview Health Services
Series 2008A
11/15/2023	6.375%	1,000,000	1,014,500
11/15/2032	6.750%	1,000,000	1,015,570
Revenue Bonds
Housing - 1500 Nicollet Apartments Project
Series 2017
05/01/2021	3.000%	1,450,000	1,442,503
City of North Oaks
Refunding Revenue Bonds
Waverly Gardens Project
Series 2016
10/01/2047	5.000%	4,000,000	4,311,000
City of St. Louis Park
Prerefunded 07/01/19 Revenue Bonds
Park Nicollet Health Services
Series 2009
07/01/2039	5.750%	2,350,000	2,439,394
Hastings Independent School District No. 200(e)
Unlimited General Obligation Bonds
Student Credit Enhancement Program School Building
Series 2018A
02/01/2031	0.000%	2,340,000	1,512,974
02/01/2034	0.000%	1,565,000	885,336

The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Strategic Municipal Income Fund | Annual Report 2018

Portfolio of Investments  (continued)
July 31, 2018
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Housing & Redevelopment Authority of The City of St. Paul
Prerefunded 11/15/25 Revenue Bonds
HealthEast Care System Project
Series 2015
11/15/2040	5.000%	400,000	470,296
Refunding Revenue Bonds
Fairview Health Services
Series 2017
11/15/2036	4.000%	1,200,000	1,237,548
11/15/2037	4.000%	600,000	617,340
Revenue Bonds
Legends Berry Senior Apartments Project
Series 2018
09/01/2021	3.750%	3,900,000	3,904,056
Union Flats Apartments Project
Series 2017B
02/01/2022	2.750%	2,125,000	2,108,467
Minneapolis-St. Paul Metropolitan Airports Commission(c)
Refunding Revenue Bonds
Subordinated Series 2016D AMT
01/01/2041	5.000%	750,000	833,093
Minnesota Higher Education Facilities Authority
Prerefunded 10/01/21 Revenue Bonds
Hamline University
7th Series 2011K2
10/01/2040	6.000%	2,250,000	2,531,902
Revenue Bonds
Augsburg College
Series 2016A
05/01/2046	5.000%	610,000	648,583
Perham Hospital District
Prerefunded 03/01/20 Revenue Bonds
Perham Memorial Hospital & Home
Series 2010
03/01/2035	6.350%	1,000,000	1,071,550
03/01/2040	6.500%	700,000	751,709
St. Cloud Housing & Redevelopment Authority
Revenue Bonds
Sanctuary St. Cloud Project
Series 2016A
08/01/2036	5.250%	2,850,000	2,550,294
Total			33,283,485
Mississippi 0.1%
Mississippi Business Finance Corp.
Revenue Bonds
Series 2009A
05/01/2024	4.700%	805,000	821,020
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Missouri 2.3%
Arnold Retail Corridor Transportation Development District
Revenue Bonds
Series 2010
05/01/2038	6.650%	5,000,000	5,019,400
Cape Girardeau County Industrial Development Authority
Refunding Revenue Bonds
SoutheastHEALTH
Series 2017
03/01/2036	5.000%	750,000	803,993
City of Manchester
Refunding Tax Allocation Bonds
Highway 141/Manchester Road Project
Series 2010
11/01/2025	6.000%	190,000	189,538
City of St. Louis Airport
Revenue Bonds
Lambert-St. Louis International Airport
Series 2009A-1
07/01/2034	6.625%	5,000,000	5,215,250
Health & Educational Facilities Authority of the State of Missouri
Refunding Revenue Bonds
Mercy Health
Series 2017C
11/15/2036	4.000%	1,500,000	1,561,380
Revenue Bonds
Lutheran Senior Services
Series 2011
02/01/2041	6.000%	650,000	695,448
Series 2014
02/01/2044	5.000%	2,275,000	2,409,293
Medical Research Lutheran Services
Series 2016A
02/01/2036	5.000%	1,000,000	1,084,440
Kirkwood Industrial Development Authority
Prerefunded 05/15/20 Revenue Bonds
Aberdeen Heights Project
Series 2010A
05/15/2039	8.250%	3,000,000	3,336,240
Refunding Revenue Bonds
Aberdeen Heights Project
Series 2017
05/15/2042	5.250%	1,260,000	1,341,043
05/15/2050	5.250%	500,000	529,165
Missouri Development Finance Board
Revenue Bonds
St. Joseph Sewage System Improvements
Series 2011
05/01/2031	5.250%	500,000	527,750

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Municipal Income Fund | Annual Report 2018	17

Portfolio of Investments  (continued)
July 31, 2018
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Missouri Joint Municipal Electric Utility Commission
Refunding Revenue Bonds
Series 2016A
12/01/2041	4.000%	5,000,000	5,173,200
St. Louis County Industrial Development Authority
Refunding Revenue Bonds
St. Andrew’s Resources for Seniors Obligated Group
Series 2015
12/01/2035	5.000%	1,500,000	1,573,020
Revenue Bonds
Friendship Village Sunset Hills
Series 2012
09/01/2032	5.000%	1,120,000	1,176,381
09/01/2042	5.000%	2,000,000	2,080,660
Total			32,716,201
Montana 0.2%
City of Kalispell
Refunding Revenue Bonds
Immanuel Lutheran Corp. Project
Series 2017
05/15/2052	5.250%	520,000	541,112
Montana Board of Housing
Revenue Bonds
Series 2017B-2
12/01/2037	3.375%	1,245,000	1,219,801
12/01/2042	3.500%	570,000	562,613
12/01/2047	3.600%	750,000	739,260
Total			3,062,786
Nebraska 0.9%
County of Douglas
Refunding Revenue Bonds
Creighton University Project
Series 2017
07/01/2040	4.000%	3,500,000	3,611,265
Douglas County Hospital Authority No. 2
Revenue Bonds
Madonna Rehabilitation Hospital
Series 2014
05/15/2044	5.000%	4,350,000	4,602,387
Douglas County Hospital Authority No. 3
Refunding Revenue Bonds
Health Facilities - Nebraska Methodist Health System
Series 2015
11/01/2036	4.125%	2,000,000	2,043,280
Nebraska Investment Finance Authority
Revenue Bonds
Series 2018A
09/01/2033	3.550%	2,800,000	2,808,176
Total			13,065,108
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Nevada 0.7%
Carson City
Refunding Revenue Bonds
Carson Tahoe Regional Medical Center
Series 2012
09/01/2033	5.000%	2,600,000	2,773,524
City of Carson City
Refunding Revenue Bonds
Carson Tahoe Regional Medical Center
Series 2017
09/01/2042	5.000%	845,000	926,314
County of Clark Department of Aviation
Revenue Bonds
Las Vegas-McCarran International Airport
Series 2010A
07/01/2034	5.125%	4,250,000	4,446,945
State of Nevada Department of Business & Industry(d)
Revenue Bonds
Somerset Academy
Series 2015A
12/15/2035	5.000%	570,000	589,124
Series 2018A
12/15/2038	5.000%	415,000	427,085
Total			9,162,992
New Hampshire 0.2%
New Hampshire Health & Education Facilities Authority Act
Refunding Revenue Bonds
Elliot Hospital
Series 2016
10/01/2038	5.000%	850,000	918,493
New Hampshire Health and Education Facilities Authority Act
Revenue Bonds
Hillside Village Entrance Fee
Series 2017
07/01/2022	3.500%	2,000,000	2,005,500
Total			2,923,993
New Jersey 5.1%
City of Atlantic City
Unlimited General Obligation Bonds
Tax Appeal
Series 2017B (AGM)
03/01/2037	5.000%	340,000	375,387
03/01/2042	4.000%	1,250,000	1,271,800
Unlimited General Obligation Refunding Bonds
Build America Mutual Assurance Co. Tax Appeal
Series 2017A
03/01/2042	5.000%	1,000,000	1,098,660

The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Strategic Municipal Income Fund | Annual Report 2018

Portfolio of Investments  (continued)
July 31, 2018
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
New Jersey Economic Development Authority
Prerefunded 06/01/20 Revenue Bonds
MSU Student Housing Project-Provident
Series 2010
06/01/2031	5.750%	1,500,000	1,611,255
Refunding Revenue Bonds
Series 2015XX
06/15/2024	5.000%	2,000,000	2,217,140
Subordinated Series 2017A
07/01/2030	3.375%	2,000,000	1,973,860
Revenue Bonds
Provident Group-Kean Properties
Series 2017
07/01/2047	5.000%	500,000	537,255
Provident Group-Rowan Properties LLC
Series 2015
01/01/2048	5.000%	1,200,000	1,266,564
Series 2015WW
06/15/2040	5.250%	375,000	405,000
Series 2017DDD
06/15/2042	5.000%	1,000,000	1,079,430
New Jersey Higher Education Student Assistance Authority
Revenue Bonds
Series 2018A AMT
12/01/2034	4.000%	400,000	406,824
12/01/2035	4.000%	400,000	405,840
New Jersey Housing & Mortgage Finance Agency(c)
Refunding Revenue Bonds
Series 2017D AMT
11/01/2037	4.250%	1,525,000	1,531,923
New Jersey Housing & Mortgage Finance Agency
Refunding Revenue Bonds
Single Family Housing
Series 2018 AMT
10/01/2032	3.800%	2,500,000	2,489,050
New Jersey Transportation Trust Fund Authority
Refunding Revenue Bonds
Federal Highway Reimbursement
Series 2018
06/15/2030	5.000%	4,000,000	4,441,400
Revenue Bonds
Transportation Program
Series 2013AA
06/15/2026	5.000%	5,000,000	5,395,650
06/15/2044	5.000%	8,090,000	8,473,547
Series 2015AA
06/15/2041	5.250%	5,000,000	5,396,850
New Jersey Turnpike Authority
Refunding Revenue Bonds
Series 2017B
01/01/2040	5.000%	1,000,000	1,139,180
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Series 2017E
01/01/2032	5.000%	2,500,000	2,907,375
Series 2017G
01/01/2034	4.000%	15,160,000	16,050,195
South Jersey Port Corp.(c)
Revenue Bonds
Marine Terminal
Subordinated Series 2017B AMT
01/01/2048	5.000%	2,900,000	3,134,987
Tobacco Settlement Financing Corp.
Refunding Revenue Bonds
Subordinated Series 2018B
06/01/2046	5.000%	8,130,000	8,709,832
Total			72,319,004
New Mexico 0.2%
New Mexico Hospital Equipment Loan Council
Prerefunded 08/01/18 Revenue Bonds
Presbyterian Healthcare Services
Series 2008
08/01/2032	6.375%	1,480,000	1,480,000
08/01/2032	6.375%	685,000	685,000
Total			2,165,000
New York 6.5%
Brooklyn Arena Local Development Corp.
Prerefunded 01/15/20 Revenue Bonds
Barclays Center Project
Series 2009
07/15/2030	6.000%	1,500,000	1,596,405
City of New York
Unlimited General Obligation Bonds
Subordinated Series 2018F-1
04/01/2037	5.000%	5,390,000	6,224,695
County of Nassau
Limited General Obligation Bonds
Series 2017B
04/01/2036	5.000%	5,000,000	5,607,750
Glen Cove Local Economic Assistance Corp.(e),(g)
Revenue Bonds
Garvies Point
Series 2016 CABS
01/01/2055	0.000%	2,500,000	2,097,100
Housing Development Corp.
Revenue Bonds
Sustainable Neighborhood
Series 2017G
11/01/2042	3.600%	4,000,000	3,929,880
Hudson Yards Infrastructure Corp.
Refunding Revenue Bonds
Series 2017A
02/15/2042	5.000%	5,000,000	5,671,550

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Municipal Income Fund | Annual Report 2018	19

Portfolio of Investments  (continued)
July 31, 2018
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Long Island Power Authority
Revenue Bonds
General
Series 2017
09/01/2042	5.000%	2,000,000	2,264,860
Metropolitan Transportation Authority(e)
Refunding Revenue Bonds
Series 2012A
11/15/2032	0.000%	2,605,000	1,562,531
Metropolitan Transportation Authority
Refunding Revenue Bonds
Series 2017D
11/15/2042	4.000%	7,500,000	7,658,250
New York City Housing Development Corp.
Revenue Bonds
Sustainable Neighborhood
Series 2018
11/01/2048	3.900%	2,000,000	2,005,220
New York City Transitional Finance Authority
Revenue Bonds
Future Tax Secured
Subordinated Series 2017F-1
05/01/2036	5.000%	5,170,000	5,917,324
New York City Transitional Finance Authority Future Tax Secured
Revenue Bonds
Subordinated Series 2017B-1
08/01/2042	4.000%	5,000,000	5,164,200
New York State Dormitory Authority
Refunding Revenue Bonds
Memorial Sloan-Kettering Cancer Center
Series 2017
07/01/2036	4.000%	500,000	528,015
New York State Housing Finance Agency
Revenue Bonds
Affordable Housing
Series 2017M
11/01/2047	3.750%	3,585,000	3,553,344
New York Transportation Development Corp.(c)
Revenue Bonds
Delta Air Lines, Inc., LaGuardia
Series 2018 AMT
01/01/2034	5.000%	3,000,000	3,342,900
LaGuardia Airport Terminal B Redevelopment
Series 2016 AMT
07/01/2041	4.000%	10,925,000	10,947,506
Port Authority of New York & New Jersey
Revenue Bonds
JFK International Air Terminal
Series 2010
12/01/2042	6.000%	5,000,000	5,453,050
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
State of New York Mortgage Agency
Refunding Revenue Bonds
Series 2017-203
10/01/2041	3.500%	3,730,000	3,665,844
Series 2018-208
10/01/2034	3.600%	5,000,000	5,044,400
Ulster County Capital Resource Corp.(d)
Refunding Revenue Bonds
Woodland Pond at New Paltz
Series 2017
09/15/2042	5.250%	5,095,000	5,101,980
09/15/2047	5.250%	1,475,000	1,468,363
09/15/2053	5.250%	3,045,000	3,001,548
Westchester County Healthcare Corp.
Prerefunded 11/01/20 Revenue Bonds
Senior Lien
Series 2010C
11/01/2037	6.125%	580,000	636,196
Unrefunded Revenue Bonds
Senior Lien
Series 2010C-2
11/01/2037	6.125%	70,000	75,365
Total			92,518,276
North Carolina 0.3%
North Carolina Medical Care Commission
Refunding Revenue Bonds
Southminster, Inc.
Series 2016
10/01/2037	5.000%	1,800,000	1,924,218
United Methodist Retirement
Series 2017
10/01/2042	5.000%	1,100,000	1,208,724
North Carolina Turnpike Authority(e)
Revenue Bonds
Series 2017C
07/01/2032	0.000%	2,000,000	1,094,100
Total			4,227,042
North Dakota 0.3%
North Dakota Housing Finance Agency
Revenue Bonds
Home Mortgage Finance Program
Series 2018
01/01/2042	3.850%	2,220,000	2,223,263
Housing Finance Program
Series 2017 (FHA)
07/01/2037	3.450%	1,130,000	1,109,920
07/01/2040	3.550%	1,500,000	1,484,175
Total			4,817,358

The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Strategic Municipal Income Fund | Annual Report 2018

Portfolio of Investments  (continued)
July 31, 2018
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Ohio 2.8%
Buckeye Tobacco Settlement Financing Authority
Asset-Backed Senior Turbo Revenue Bonds
Series 2007A-2
06/01/2047	5.875%	15,000,000	15,129,000
City of Middleburg Heights
Revenue Bonds
Southwest General Facilities
Series 2011
08/01/2036	5.250%	1,870,000	2,037,402
County of Lucas
Prerefunded 11/01/20 Improvement Revenue Bonds
Lutheran Homes
Series 2010A
11/01/2035	6.625%	5,000,000	5,514,800
Lake County Port & Economic Development Authority(d)
Revenue Bonds
1st Mortgage - Tapestry Wickliffe LLC
Series 2017
12/01/2052	6.750%	6,000,000	6,330,480
Miami University
Refunding Revenue Bonds
Series 2017
09/01/2034	5.000%	675,000	771,741
Ohio Housing Finance Agency
Revenue Bonds
Mortgage-Backed Securities Program
Series 2017D (GNMA)
09/01/2042	3.550%	8,105,000	7,950,195
State of Ohio
Refunding Revenue Bonds
Cleveland Clinic Health System
Series 2017
01/01/2036	4.000%	1,500,000	1,571,955
01/01/2043	4.000%	875,000	894,285
Total			40,199,858
Oklahoma 0.2%
Tulsa County Industrial Authority
Refunding Revenue Bonds
Montereau, Inc. Project
Series 2017
11/15/2037	5.250%	1,250,000	1,381,650
11/15/2045	5.250%	1,165,000	1,281,430
Total			2,663,080
Oregon 0.7%
Hospital Facilities Authority of Multnomah County
Refunding Revenue Bonds
Mirabella at South Waterfront
Series 2014A
10/01/2044	5.400%	525,000	559,750
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Oregon Health & Science University
Prerefunded 07/01/19 Revenue Bonds
Series 2009A
07/01/2039	5.750%	1,500,000	1,557,060
Oregon State Facilities Authority
Refunding Revenue Bonds
Samaritan Health Services Project
Series 2016S
10/01/2032	5.000%	1,800,000	2,003,724
Port of Portland Airport(c)
Revenue Bonds
Series 2017-24B AMT
07/01/2042	5.000%	1,000,000	1,113,870
State of Oregon Housing & Community Services Department
Revenue Bonds
Series 2017D
01/01/2038	3.450%	4,645,000	4,541,834
Total			9,776,238
Pennsylvania 9.0%
City of Philadelphia Airport(c)
Refunding Revenue Bonds
Series 2017B AMT
07/01/2042	5.000%	2,250,000	2,500,987
Commonwealth Financing Authority
Revenue Bonds
Series 2015A
06/01/2035	5.000%	1,950,000	2,168,810
Tobacco Master Settlement Payment
Series 2018
06/01/2035	5.000%	2,000,000	2,230,000
Commonwealth of Pennsylvania
Refunding Certificate of Participation
Series 2018A
07/01/2037	5.000%	1,600,000	1,773,360
Cumberland County Municipal Authority
Refunding Revenue Bonds
Diakon Lutheran Ministries
Series 2015
01/01/2038	5.000%	1,630,000	1,761,541
East Hempfield Township Industrial Development Authority
Revenue Bonds
Student Service, Inc. Student Housing Project
Series 2014
07/01/2046	5.000%	1,000,000	1,051,630
Geisinger Authority
Refunding Revenue Bonds
Geisinger Health System
Series 2017
02/15/2047	4.000%	5,000,000	5,072,250

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Municipal Income Fund | Annual Report 2018	21

Portfolio of Investments  (continued)
July 31, 2018
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Lancaster County Hospital Authority
Refunding Revenue Bonds
Masonic Villages of the Grand Lodge of Pennsylvania
Series 2015
11/01/2035	5.000%	700,000	766,542
Montgomery County Industrial Development Authority
Refunding Revenue Bonds
Albert Einstein HealthCare Network
Series 2015
01/15/2045	5.250%	1,850,000	1,970,602
Northampton County General Purpose Authority
Prerefunded 08/15/18 Revenue Bonds
Saint Luke’s Hospital Project
Series 2008A
08/15/2028	5.375%	1,000,000	1,001,390
Refunding Revenue Bonds
St. Luke’s University Health Network
Series 2018
08/15/2043	5.000%	675,000	750,992
08/15/2048	5.000%	1,500,000	1,663,545
Pennsylvania Economic Development Financing Authority
Refunding Revenue Bonds
Series 2017A
11/15/2042	4.000%	10,000,000	10,100,100
Pennsylvania Economic Development Financing Authority(d)
Refunding Revenue Bonds
Tapestry Moon Senior Housing Project
Series 2018
12/01/2053	6.750%	6,000,000	6,215,880
Pennsylvania Economic Development Financing Authority(c)
Revenue Bonds
PA Bridges Finco LP
Series 2015 AMT
12/31/2038	5.000%	4,125,000	4,492,702
06/30/2042	5.000%	11,000,000	11,949,080
Pennsylvania Higher Educational Facilities Authority
Revenue Bonds
Shippensburg University
Series 2011
10/01/2031	6.000%	2,000,000	2,177,820
Pennsylvania Housing Finance Agency
Refunding Revenue Bonds
Series 2016-120
10/01/2046	3.500%	2,165,000	2,225,988
Series 2017-124B
10/01/2042	3.650%	7,810,000	7,760,016
Pennsylvania Turnpike Commission
Refunding Revenue Bonds
Subordinated Series 2016A
12/01/2036	5.000%	5,000,000	5,518,650
Subordinated Series 2017B-2
06/01/2038	4.000%	9,505,000	9,610,505
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Refunding Subordinated Revenue Bonds
Mass Transit Projects
Series 2016A-1
12/01/2041	5.000%	4,800,000	5,229,360
Revenue Bonds
Series 2014C
12/01/2044	5.000%	2,500,000	2,740,900
Series 2015B
12/01/2040	5.000%	2,500,000	2,723,625
Subordinated Series 2017B-1
06/01/2042	5.000%	3,000,000	3,284,250
Subordinated Series 2018B
12/01/2048	5.000%	5,000,000	5,549,050
Philadelphia Authority for Industrial Development
Refunding Revenue Bonds
Thomas Jefferson University
Series 2017
09/01/2042	5.000%	2,500,000	2,771,900
Wesley Enhanced Living
Series 2017
07/01/2037	5.000%	2,000,000	2,131,660
Revenue Bonds
First Philadelphia Preparatory Charter School
Series 2014
06/15/2043	7.250%	750,000	849,930
Philadelphia Municipal Authority
Prerefunded 04/01/19 Revenue Bonds
Series 2009
04/01/2034	6.500%	700,000	723,492
Pocono Mountains Industrial Park Authority
Revenue Bonds
St. Luke’s Hospital-Monroe Project
Series 2015
08/15/2040	5.000%	1,450,000	1,571,670
Quakertown General Authority
Refunding Revenue Bonds
USDA Loan Anticipation Notes
Series 2017
07/01/2021	3.125%	2,500,000	2,463,300
School District of Philadelphia (The)
Limited General Obligation Bonds
Series 2018A
09/01/2038	5.000%	1,135,000	1,264,242
Series 2018B
09/01/2043	5.000%	515,000	569,976
State Public School Building Authority
Refunding Revenue Bonds
Philadelphia School District
Series 2016
06/01/2034	5.000%	3,000,000	3,331,770

The accompanying Notes to Financial Statements are an integral part of this statement.
22	Columbia Strategic Municipal Income Fund | Annual Report 2018

Portfolio of Investments  (continued)
July 31, 2018
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
School District of Philadelphia
Series 2016
06/01/2036	5.000%	4,800,000	5,301,552
Union County Hospital Authority
Revenue Bonds
Evangelical Community Hospital
Series 2018
08/01/2038	5.000%	3,065,000	3,410,119
Total			126,679,186
Rhode Island 0.1%
Rhode Island Student Loan Authority(c)
Refunding Revenue Bonds
Series 2018A AMT
12/01/2025	5.000%	1,200,000	1,344,252
South Carolina 0.3%
Piedmont Municipal Power Agency
Refunding Revenue Bonds
Electric
Series 1991 (NPFGC)
01/01/2021	6.250%	1,000,000	1,100,140
South Carolina Jobs-Economic Development Authority
Revenue Bonds
York Preparatory Academy Project
Series 2014A
11/01/2045	7.250%	1,315,000	1,399,423
South Carolina Ports Authority
Revenue Bonds
Series 2018 AMT
07/01/2043	5.000%	1,570,000	1,772,813
Total			4,272,376
South Dakota 0.9%
South Dakota Health & Educational Facilities Authority
Refunding Revenue Bonds
Avera Health
Series 2017
07/01/2042	4.000%	10,000,000	10,127,100
Sanford Obligated Group
Series 2015
11/01/2045	5.000%	1,580,000	1,731,522
South Dakota Housing Development Authority
Revenue Bonds
Homeownership Mortgage
Series 2018A
05/01/2042	3.900%	1,000,000	1,002,900
Total			12,861,522
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Tennessee 1.4%
Chattanooga Health Educational & Housing Facility Board
Refunding Revenue Bonds
Student Housing - CDFI Phase I
Series 2015
10/01/2035	5.000%	355,000	381,249
Greeneville Health & Educational Facilities Board
Refunding Revenue Bonds
Ballad Health Obligation Group
Series 2018
07/01/2037	5.000%	2,300,000	2,580,692
07/01/2040	4.000%	1,800,000	1,805,814
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board
Refunding Revenue Bonds
Lipscomb University Project
Series 2016A
10/01/2041	5.000%	3,370,000	3,626,895
Revenue Bonds
Vanderbilt University Medical Center
Series 2016
07/01/2046	5.000%	1,200,000	1,316,496
Series 2017A
07/01/2048	5.000%	835,000	920,095
Tennessee Housing Development Agency
Refunding Revenue Bonds
Issue 2
Series 2018
07/01/2042	3.850%	2,500,000	2,488,325
Revenue Bonds
3rd Issue
Series 2017
07/01/2042	3.600%	750,000	742,852
07/01/2047	3.650%	1,500,000	1,473,630
Series 2017-2B
07/01/2036	3.700%	3,665,000	3,687,430
Series 2018-1
07/01/2042	3.900%	1,000,000	1,007,480
Total			20,030,958
Texas 6.2%
Bexar County Health Facilities Development Corp.
Prerefunded 07/01/20 Revenue Bonds
Army Retirement Residence
Series 2010
07/01/2030	5.875%	155,000	166,706
Army Retirement Residence Project
Series 2010
07/01/2045	6.200%	1,100,000	1,189,760

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Municipal Income Fund | Annual Report 2018	23

Portfolio of Investments  (continued)
July 31, 2018
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Refunding Revenue Bonds
Army Retirement Residence Foundation
Series 2016
07/15/2031	4.000%	2,000,000	2,018,980
07/15/2036	4.000%	3,000,000	2,992,320
Series 2018
07/15/2033	5.000%	1,000,000	1,092,300
07/15/2037	5.000%	1,350,000	1,462,225
Unrefunded Revenue Bonds
Army Retirement Residence
Series 2010
07/01/2030	5.875%	30,000	31,609
Capital Area Cultural Education Facilities Finance Corp.
Revenue Bonds
Roman Catholic Diocese
Series 2005B
04/01/2045	6.125%	550,000	580,888
Central Texas Regional Mobility Authority
Prerefunded 01/01/21 Revenue Bonds
Senior Lien
Series 2011
01/01/2041	6.000%	5,580,000	6,114,397
Refunding Revenue Bonds
Series 2016
01/01/2040	5.000%	2,500,000	2,731,000
Subordinated Series 2016
01/01/2041	4.000%	2,295,000	2,258,188
Revenue Bonds
Senior Lien
Series 2015A
01/01/2040	5.000%	2,000,000	2,178,920
01/01/2045	5.000%	5,000,000	5,431,300
Central Texas Turnpike System(e)
Refunding Revenue Bonds
Series 2015B
08/15/2037	0.000%	2,000,000	891,280
Central Texas Turnpike System
Refunding Revenue Bonds
Subordinated Series 2015C
08/15/2042	5.000%	2,500,000	2,693,950
City of Austin Airport System(c)
Revenue Bonds
Series 2017B AMT
11/15/2041	5.000%	1,000,000	1,110,830
11/15/2046	5.000%	1,000,000	1,107,030
City of Austin Electric Utility
Prerefunded 11/15/18 Revenue Bonds
Series 2008A
11/15/2035	5.250%	2,000,000	2,022,620
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
City of Houston Airport System(f)
Refunding Revenue Bonds
Subordinated Series 2018C AMT
07/01/2031	5.000%	1,525,000	1,766,407
City of Houston Airport System(c)
Revenue Bonds
Subordinated Series 2018A AMT
07/01/2041	5.000%	1,250,000	1,413,712
Clifton Higher Education Finance Corp.
Prerefunded 08/15/21 Revenue Bonds
Idea Public Schools
Series 2011
08/15/2031	5.500%	1,750,000	1,927,362
Revenue Bonds
Idea Public Schools
Series 2012
08/15/2032	5.000%	580,000	616,291
08/15/2042	5.000%	1,500,000	1,578,795
Series 2013
08/15/2033	6.000%	260,000	292,196
International Leadership
Series 2015
08/15/2038	5.750%	2,015,000	2,086,754
Series 2015A
12/01/2045	5.000%	400,000	425,648
Dallas Love Field(c)
Revenue Bonds
Series 2017 AMT
11/01/2033	5.000%	1,000,000	1,124,890
11/01/2036	5.000%	1,000,000	1,116,460
Harris County Cultural Education Facilities Finance Corp.
Refunding Revenue Bonds
YMCA Greater Houston Area
Series 2013A
06/01/2038	5.000%	1,500,000	1,583,415
Harris County Health Facilities Development Corp.
Prerefunded 12/01/18 Revenue Bonds
Memorial Hermann Healthcare System
Series 2008B
12/01/2035	7.250%	2,200,000	2,242,900
Houston Higher Education Finance Corp.
Prerefunded 05/15/21 Revenue Bonds
Cosmos Foundation, Inc.
Series 2011
05/15/2031	6.500%	270,000	303,461
05/15/2031	6.500%	230,000	258,504
New Hope Cultural Education Facilities Finance Corp.
Refunding Revenue Bonds
Texas Children’s Health System
Series 2017A
08/15/2040	4.000%	3,610,000	3,692,488

The accompanying Notes to Financial Statements are an integral part of this statement.
24	Columbia Strategic Municipal Income Fund | Annual Report 2018

Portfolio of Investments  (continued)
July 31, 2018
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Revenue Bonds
4-K Housing, Inc. Stoney Brook Project
Series 2017
07/01/2042	4.500%	1,000,000	986,980
07/01/2047	5.000%	1,000,000	1,029,680
07/01/2052	4.750%	1,500,000	1,502,100
Cardinal Bay, Inc. - Village on the Park
Series 2016
07/01/2036	4.250%	1,500,000	1,527,225
07/01/2046	5.000%	2,850,000	3,013,875
07/01/2051	4.750%	1,210,000	1,255,194
Collegiate Housing Corpus Christi
Series 2016
04/01/2036	5.000%	355,000	366,609
Collegiate Housing Tarleton State University
Series 2015
04/01/2047	5.000%	2,465,000	2,640,582
MRC Senior Living-Langford Project
Series 2016
11/15/2036	5.375%	500,000	507,130
11/15/2046	5.500%	750,000	761,903
New Hope Cultural Education Facilities Finance Corp.(d)
Revenue Bonds
Jubilee Academic Center Project
Series 2017
08/15/2037	5.000%	530,000	534,139
North Texas Tollway Authority
Refunding Revenue Bonds
2nd Tier
Series 2015A
01/01/2038	5.000%	1,730,000	1,916,632
Series 2017B (AGM)
01/01/2037	4.000%	800,000	824,208
Series 2016A
01/01/2039	4.000%	435,000	447,937
Port Authority of Houston of Harris County
Unlimited General Obligation Refunding Bonds
Series 2018A AMT
10/01/2036	5.000%	4,000,000	4,609,080
Pottsboro Higher Education Finance Corp.
Revenue Bonds
Series 2016A
08/15/2036	5.000%	385,000	391,753
Red River Health Facilities Development Corp.
Revenue Bonds
MRC Crossings Project
Series 2014A
11/15/2044	7.750%	500,000	573,040
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
San Juan Higher Education Finance Authority
Prerefunded 08/15/20 Revenue Bonds
Idea Public Schools
Series 2010A
08/15/2040	6.700%	800,000	878,016
Tarrant County Cultural Education Facilities Finance Corp.
Refunding Revenue Bonds
Trinity Terrace Project
Series 2014
10/01/2049	5.000%	750,000	795,195
Revenue Bonds
Buckner Senior Living Ventana Project
Series 2017
11/15/2047	6.750%	1,835,000	2,040,208
Texas Private Activity Bond Surface Transportation Corp.(c)
Revenue Bonds
Senior Lien - Blueridge Transportation
Series 2016 AMT
12/31/2055	5.000%	3,515,000	3,771,103
Uptown Development Authority
Prerefunded 09/01/19 Tax Allocation Bonds
Infrastructure Improvement Facilities
Series 2009
09/01/2029	5.500%	500,000	520,800
Total			87,396,975
Utah 0.2%
Salt Lake City Corp. Airport(c)
Revenue Bonds
Series 2017A AMT
07/01/2042	5.000%	3,000,000	3,356,580
Virginia 2.8%
Chesapeake Bay Bridge & Tunnel District
Revenue Bonds
1st Tier General Resolution
Series 2016
07/01/2046	5.000%	7,255,000	8,054,283
07/01/2051	5.000%	1,800,000	1,992,132
City of Chesapeake Expressway Toll Road
Revenue Bonds
Transportation System
Series 2012A
07/15/2047	5.000%	3,250,000	3,471,780
Virginia Small Business Financing Authority(c)
Revenue Bonds
Senior Lien-95 Express Lane
Series 2017 AMT
01/01/2040	5.000%	7,500,000	7,918,200

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Municipal Income Fund | Annual Report 2018	25

Portfolio of Investments  (continued)
July 31, 2018
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Transform 66 P3 Project
Series 2017 AMT
12/31/2052	5.000%	16,200,000	17,695,746
Total			39,132,141
Washington 2.4%
King County Housing Authority
Refunding Revenue Bonds
Series 2018
05/01/2038	3.750%	3,890,000	3,809,983
King County Public Hospital District No. 4
Revenue Bonds
Series 2015A
12/01/2035	6.000%	1,000,000	1,001,660
Port of Seattle(c)
Refunding Revenue Bonds
Intermediate Lien
Series 2017 AMT
05/01/2037	5.000%	6,000,000	6,730,440
Washington Health Care Facilities Authority
Prerefunded 07/01/20 Revenue Bonds
Overlake Hospital Medical Center
Series 2010
07/01/2030	5.500%	3,000,000	3,214,320
Refunding Revenue Bonds
Virginia Mason Medical Center
Series 2017
08/15/2042	4.000%	8,000,000	7,999,680
Washington Higher Education Facilities Authority
Prerefunded 10/01/19 Revenue Bonds
Whitworth University Project
Series 2009
10/01/2040	5.625%	1,050,000	1,097,765
Washington State Housing Finance Commission(d)
Refunding Revenue Bonds
Bayview Manor Homes
Series 2016A
07/01/2046	5.000%	1,625,000	1,680,721
Nonprofit Housing-Mirabella
Series 2012
10/01/2047	6.750%	3,000,000	3,254,640
Presbyterian Retirement Co.
Series 2016
01/01/2046	5.000%	4,000,000	4,248,000
Skyline 1st Hill Project
Series 2015
01/01/2035	5.750%	425,000	429,509
01/01/2045	6.000%	595,000	603,806
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Washington State Housing Finance Commission
Revenue Bonds
Heron’s Key
Series 2015A
07/01/2045	7.000%	200,000	216,928
Total			34,287,452
West Virginia 0.1%
West Virginia Economic Development Authority
Refunding Revenue Bonds
Appalachian Power Co.-Amos Project
Series 2010A
12/01/2038	5.375%	900,000	959,886
Wisconsin 2.8%
Public Finance Authority(c)
Refunding Revenue Bonds
Celanese Project
Series 2016C AMT
11/01/2030	4.300%	2,000,000	2,070,540
Public Finance Authority
Refunding Revenue Bonds
Celanese Project
Series 2016D
11/01/2030	4.050%	1,000,000	1,015,250
Revenue Bonds
FFAH NC & MO Portfolio
Series 2015
12/01/2045	5.000%	2,000,000	2,098,660
Rose Villa Project
Series 2014A
11/15/2049	6.000%	1,645,000	1,782,407
Public Finance Authority(d)
Refunding Revenue Bonds
Mary’s Woods at Marylhurst
Series 2017
05/15/2042	5.250%	410,000	446,437
05/15/2047	5.250%	220,000	238,865
State of Wisconsin
Prerefunded 05/01/19 Revenue Bonds
Series 2009
05/01/2033	5.750%	285,000	294,111
Series 2009A
05/01/2033	5.750%	2,715,000	2,801,799
Wisconsin Health & Educational Facilities Authority
Prerefunded 02/15/19 Revenue Bonds
ProHealth Care, Inc. Obligation Group
Series 2009
02/15/2039	6.625%	5,300,000	5,445,909

The accompanying Notes to Financial Statements are an integral part of this statement.
26	Columbia Strategic Municipal Income Fund | Annual Report 2018

Portfolio of Investments  (continued)
July 31, 2018
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Prerefunded 09/01/22 Revenue Bonds
Watertown Regional Medical Center
Series 2012
09/01/2042	5.000%	2,270,000	2,525,171
Prerefunded 12/03/18 Revenue Bonds
Medical College of Wisconsin
Series 2008A
12/01/2035	5.250%	3,260,000	3,302,315
Refunding Revenue Bonds
Saint John’s Communities, Inc.
Series 2015B
09/15/2045	5.000%	1,000,000	1,039,520
Revenue Bonds
Aurora Health Care, Inc.
Series 2010A
04/15/2039	5.625%	1,400,000	1,478,932
Beaver Dam Community Hospitals
Series 2013A
08/15/2028	5.125%	3,375,000	3,586,106
Covenant Communities, Inc. Project
Series 2018A
07/01/2048	4.000%	4,665,000	4,553,413
Series 2018B
07/01/2033	4.250%	1,250,000	1,229,612
07/01/2043	4.500%	1,375,000	1,350,676
07/01/2048	5.000%	500,000	515,130
St. John’s Communities, Inc. Project
Series 2018A
09/15/2040	5.000%	550,000	576,505
09/15/2045	5.000%	1,000,000	1,045,840
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Tomah Memorial Hospital, Inc.
BAN Series 2017A
11/01/2020	2.650%	2,200,000	2,197,558
Unrefunded Revenue Bonds
Medical College of Wisconsin
Series 2008A
12/01/2035	5.250%	340,000	344,202
Total			39,938,958
Wyoming 0.1%
County of Laramie
Revenue Bonds
Cheyenne Regional Medical Center Project
Series 2012
05/01/2032	5.000%	1,000,000	1,076,990
Total Municipal Bonds (Cost $1,327,949,018)			1,360,518,611

Money Market Funds 1.1%
	Shares	Value ($)
Dreyfus Tax-Exempt Cash Management Fund, Institutional Shares, 0.920%(h)	15,799,960	15,799,960
Total Money Market Funds (Cost $15,799,931)		15,799,960
Total Investments in Securities (Cost $1,374,053,949)		1,406,597,731
Other Assets & Liabilities, Net		6,770,712
Net Assets		$1,413,368,443

At July 31, 2018, securities and/or cash totaling $799,050 were pledged as collateral.
Investments in derivatives
Short futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
U.S. Treasury 10-Year Note	(380)	09/2018	USD	(45,661,134)	284,240	—
U.S. Treasury 10-Year Note	(381)	09/2018	USD	(45,781,295)	—	(53,818)
Total					284,240	(53,818)
Notes to Portfolio of Investments
(a)	The Fund is entitled to receive principal and interest from the guarantor after a day or a week’s notice or upon maturity. The maturity date disclosed represents the final maturity.
(b)	Represents a variable rate security where the coupon rate adjusts on specified dates (generally daily or weekly) using the prevailing money market rate. The interest rate shown was the current rate as of July 31, 2018.
(c)	Income from this security may be subject to alternative minimum tax.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Municipal Income Fund | Annual Report 2018	27

Portfolio of Investments  (continued)
July 31, 2018
Notes to Portfolio of Investments  (continued)
(d)	Represents privately placed and other securities and instruments exempt from SEC registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund’s Board of Trustees. At July 31, 2018, the value of these securities amounted to $56,382,524, which represents 3.99% of net assets.
(e)	Zero coupon bond.
(f)	Represents a security purchased on a when-issued basis.
(g)	Represents a variable rate security with a step coupon where the rate adjusts according to a schedule for a series of periods, typically lower for an initial period and then increasing to a higher coupon rate thereafter. The interest rate shown was the current rate as of July 31, 2018.
(h)	The rate shown is the seven-day current annualized yield at July 31, 2018.
Abbreviation Legend
AGM	Assured Guaranty Municipal Corporation
AMT	Alternative Minimum Tax
BAM	Build America Mutual Assurance Co.
BAN	Bond Anticipation Note
FGIC	Financial Guaranty Insurance Corporation
FHA	Federal Housing Authority
GNMA	Government National Mortgage Association
NPFGC	National Public Finance Guarantee Corporation
Currency Legend
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss
The accompanying Notes to Financial Statements are an integral part of this statement.
28	Columbia Strategic Municipal Income Fund | Annual Report 2018

Portfolio of Investments  (continued)
July 31, 2018
Fair value measurements  (continued)
additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The following table is a summary of the inputs used to value the Fund’s investments at July 31, 2018:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Total ($)
Investments in Securities
Floating Rate Notes	—	30,279,160	—	30,279,160
Municipal Bonds	—	1,360,518,611	—	1,360,518,611
Money Market Funds	15,799,960	—	—	15,799,960
Total Investments in Securities	15,799,960	1,390,797,771	—	1,406,597,731
Investments in Derivatives
Asset
Futures Contracts	284,240	—	—	284,240
Liability
Futures Contracts	(53,818)	—	—	(53,818)
Total	16,030,382	1,390,797,771	—	1,406,828,153
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
Derivative instruments are valued at unrealized appreciation (depreciation).
There were no transfers of financial assets between levels during the period.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Municipal Income Fund | Annual Report 2018	29

Statement of Assets and Liabilities
July 31, 2018
Assets
Investments in securities, at value
Unaffiliated issuers (cost $1,374,053,949)	$1,406,597,731
Cash	1,375,835
Margin deposits on:
Futures contracts	799,050
Receivable for:
Capital shares sold	5,695,041
Interest	13,518,432
Prepaid expenses	7,654
Total assets	1,427,993,743
Liabilities
Payable for:
Investments purchased	1,126,102
Investments purchased on a delayed delivery basis	6,770,632
Capital shares purchased	2,543,210
Distributions to shareholders	3,942,167
Variation margin for futures contracts	35,672
Management services fees	18,069
Distribution and/or service fees	6,549
Transfer agent fees	58,364
Compensation of board members	64,083
Other expenses	60,452
Total liabilities	14,625,300
Net assets applicable to outstanding capital stock	$1,413,368,443
Represented by
Paid in capital	1,379,841,833
Undistributed net investment income	1,037,877
Accumulated net realized loss	(285,471)
Unrealized appreciation (depreciation) on:
Investments - unaffiliated issuers	32,543,782
Futures contracts	230,422
Total - representing net assets applicable to outstanding capital stock	$1,413,368,443
The accompanying Notes to Financial Statements are an integral part of this statement.
30	Columbia Strategic Municipal Income Fund | Annual Report 2018

Statement of Assets and Liabilities  (continued)
July 31, 2018
Class A
Net assets	$718,879,185
Shares outstanding	179,984,296
Net asset value per share	$3.99
Maximum sales charge	3.00%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$4.11
Advisor Class
Net assets	$31,934,354
Shares outstanding	8,006,219
Net asset value per share	$3.99
Class C
Net assets	$59,720,318
Shares outstanding	14,942,982
Net asset value per share	$4.00
Institutional Class
Net assets	$556,944,774
Shares outstanding	139,720,110
Net asset value per share	$3.99
Institutional 2 Class
Net assets	$12,761,753
Shares outstanding	3,201,884
Net asset value per share	$3.99
Institutional 3 Class
Net assets	$33,117,960
Shares outstanding	8,295,906
Net asset value per share	$3.99
Class T
Net assets	$10,099
Shares outstanding	2,532
Net asset value per share	$3.99
Maximum sales charge	2.50%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge per transaction for Class T shares)	$4.09
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Municipal Income Fund | Annual Report 2018	31

Statement of Operations
Year Ended July 31, 2018
Net investment income
Income:
Dividends — unaffiliated issuers	$43,809
Interest	50,087,960
Total income	50,131,769
Expenses:
Management services fees	5,657,376
Distribution and/or service fees
Class A	1,694,268
Class C	552,904
Class T	25
Transfer agent fees
Class A	391,675
Advisor Class	11,418
Class C	32,014
Institutional Class	241,760
Institutional 2 Class	6,887
Institutional 3 Class	2,119
Class T	4
Compensation of board members	32,989
Custodian fees	9,384
Printing and postage fees	56,478
Registration fees	225,021
Audit fees	36,197
Legal fees	18,555
Compensation of chief compliance officer	205
Other	44,118
Total expenses	9,013,397
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(13)
Expense reduction	(40)
Total net expenses	9,013,344
Net investment income	41,118,425
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	(221,035)
Futures contracts	4,951,847
Net realized gain	4,730,812
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(11,380,901)
Futures contracts	230,422
Net change in unrealized appreciation (depreciation)	(11,150,479)
Net realized and unrealized loss	(6,419,667)
Net increase in net assets resulting from operations	$34,698,758
The accompanying Notes to Financial Statements are an integral part of this statement.
32	Columbia Strategic Municipal Income Fund | Annual Report 2018

Statement of Changes in Net Assets
	Year Ended July 31, 2018	Year Ended July 31, 2017 (a),(b)
Operations
Net investment income	$41,118,425	$32,627,958
Net realized gain (loss)	4,730,812	(60,947)
Net change in unrealized appreciation (depreciation)	(11,150,479)	(31,107,041)
Net increase in net assets resulting from operations	34,698,758	1,459,970
Distributions to shareholders
Net investment income
Class A	(23,248,634)	(23,231,476)
Advisor Class	(719,264)	(418,915)
Class B	—	(4,785)
Class C	(1,479,943)	(1,136,145)
Institutional Class	(15,196,311)	(7,314,961)
Institutional 2 Class	(412,951)	(293,815)
Institutional 3 Class	(783,313)	(466)
Class T	(349)	(116)
Net realized gains
Class A	(1,668,616)	(1,625,869)
Advisor Class	(42,548)	(27,952)
Class B	—	(478)
Class C	(133,996)	(94,057)
Institutional Class	(925,612)	(363,782)
Institutional 2 Class	(29,142)	(19,104)
Institutional 3 Class	(49,172)	—
Class T	(26)	—
Total distributions to shareholders	(44,689,877)	(34,531,921)
Increase in net assets from capital stock activity	423,202,839	214,395,889
Total increase in net assets	413,211,720	181,323,938
Net assets at beginning of year	1,000,156,723	818,832,785
Net assets at end of year	$1,413,368,443	$1,000,156,723
Undistributed net investment income	$1,037,877	$1,760,217

(a)	Class T shares are based on operations from April 3, 2017 (commencement of operations) through the stated period end.
(b)	Institutional 3 Class shares are based on operations from March 1, 2017 (commencement of operations) through the stated period end.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Municipal Income Fund | Annual Report 2018	33

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	July 31, 2018		July 31, 2017 (a),(b)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	46,486,241	186,753,717	50,627,169	203,578,559
Distributions reinvested	6,025,598	24,185,820	5,806,192	23,223,127
Redemptions	(30,718,442)	(123,365,022)	(54,792,652)	(217,361,230)
Net increase	21,793,397	87,574,515	1,640,709	9,440,456
Advisor Class
Subscriptions	6,089,003	24,418,686	2,181,791	8,823,151
Distributions reinvested	190,035	761,190	111,684	445,936
Redemptions	(1,449,217)	(5,800,388)	(1,234,589)	(4,926,861)
Net increase	4,829,821	19,379,488	1,058,886	4,342,226
Class B
Distributions reinvested	—	—	1,150	4,609
Redemptions	(2,488)	(10,153)	(66,309)	(267,397)
Net decrease	(2,488)	(10,153)	(65,159)	(262,788)
Class C
Subscriptions	6,379,868	25,648,747	7,077,584	28,566,841
Distributions reinvested	370,352	1,488,052	284,484	1,137,254
Redemptions	(3,826,516)	(15,347,904)	(2,249,595)	(8,951,240)
Net increase	2,923,704	11,788,895	5,112,473	20,752,855
Institutional Class
Subscriptions	97,553,235	390,925,633	72,852,097	290,165,640
Distributions reinvested	3,541,302	14,181,107	1,669,548	6,661,384
Redemptions	(34,240,958)	(137,257,659)	(30,420,456)	(120,536,269)
Net increase	66,853,579	267,849,081	44,101,189	176,290,755
Institutional 2 Class
Subscriptions	2,402,030	9,607,609	2,141,967	8,563,946
Distributions reinvested	110,194	441,686	78,247	312,477
Redemptions	(1,698,890)	(6,791,053)	(1,299,734)	(5,118,473)
Net increase	813,334	3,258,242	920,480	3,757,950
Institutional 3 Class
Subscriptions	9,189,930	37,008,769	22,381	89,475
Distributions reinvested	207,325	830,516	75	304
Redemptions	(1,117,500)	(4,476,514)	(6,305)	(25,344)
Net increase	8,279,755	33,362,771	16,151	64,435
Class T
Subscriptions	—	—	2,532	10,000
Net increase	—	—	2,532	10,000
Total net increase	105,491,102	423,202,839	52,787,261	214,395,889

(a)	Class T shares are based on operations from April 3, 2017 (commencement of operations) through the stated period end.
(b)	Institutional 3 Class shares are based on operations from March 1, 2017 (commencement of operations) through the stated period end.
The accompanying Notes to Financial Statements are an integral part of this statement.
34	Columbia Strategic Municipal Income Fund | Annual Report 2018

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Columbia Strategic Municipal Income Fund | Annual Report 2018	35

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Year Ended 7/31/2018	$4.02	0.14	(0.02)	0.12	(0.14)	(0.01)	(0.15)
Year Ended 7/31/2017	$4.18	0.14	(0.15)	(0.01)	(0.14)	(0.01)	(0.15)
Year Ended 7/31/2016	$4.02	0.16	0.17	0.33	(0.16)	(0.01)	(0.17)
Year Ended 7/31/2015	$4.00	0.17	0.02	0.19	(0.17)	—	(0.17)
Year Ended 7/31/2014	$3.83	0.17	0.17	0.34	(0.17)	—	(0.17)
Advisor Class
Year Ended 7/31/2018	$4.02	0.14	(0.01)	0.13	(0.15)	(0.01)	(0.16)
Year Ended 7/31/2017	$4.18	0.15	(0.15)	0.00 (e)	(0.15)	(0.01)	(0.16)
Year Ended 7/31/2016	$4.01	0.17	0.18	0.35	(0.17)	(0.01)	(0.18)
Year Ended 7/31/2015	$3.99	0.18	0.02	0.20	(0.18)	—	(0.18)
Year Ended 7/31/2014	$3.83	0.18	0.16	0.34	(0.18)	—	(0.18)
Class C
Year Ended 7/31/2018	$4.03	0.10	(0.01)	0.09	(0.11)	(0.01)	(0.12)
Year Ended 7/31/2017	$4.18	0.11	(0.14)	(0.03)	(0.11)	(0.01)	(0.12)
Year Ended 7/31/2016	$4.02	0.13	0.17	0.30	(0.13)	(0.01)	(0.14)
Year Ended 7/31/2015	$4.00	0.14	0.02	0.16	(0.14)	—	(0.14)
Year Ended 7/31/2014	$3.83	0.14	0.17	0.31	(0.14)	—	(0.14)
Institutional Class
Year Ended 7/31/2018	$4.02	0.14	(0.01)	0.13	(0.15)	(0.01)	(0.16)
Year Ended 7/31/2017	$4.17	0.15	(0.14)	0.01	(0.15)	(0.01)	(0.16)
Year Ended 7/31/2016	$4.01	0.17	0.17	0.34	(0.17)	(0.01)	(0.18)
Year Ended 7/31/2015	$3.99	0.18	0.02	0.20	(0.18)	—	(0.18)
Year Ended 7/31/2014	$3.82	0.18	0.17	0.35	(0.18)	—	(0.18)
Institutional 2 Class
Year Ended 7/31/2018	$4.02	0.14	(0.01)	0.13	(0.15)	(0.01)	(0.16)
Year Ended 7/31/2017	$4.17	0.15	(0.14)	0.01	(0.15)	(0.01)	(0.16)
Year Ended 7/31/2016	$4.02	0.17	0.16	0.33	(0.17)	(0.01)	(0.18)
Year Ended 7/31/2015	$3.99	0.18	0.03	0.21	(0.18)	—	(0.18)
Year Ended 7/31/2014(f)	$3.80	0.12	0.18	0.30	(0.11)	—	(0.11)
Institutional 3 Class
Year Ended 7/31/2018	$4.03	0.15	(0.03)	0.12	(0.15)	(0.01)	(0.16)
Year Ended 7/31/2017(h)	$3.95	0.06	0.08	0.14	(0.06)	—	(0.06)
The accompanying Notes to Financial Statements are an integral part of this statement.
36	Columbia Strategic Municipal Income Fund | Annual Report 2018

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 7/31/2018	$3.99	2.98%	0.81%	0.81% (c)	3.37%	19%	$718,879
Year Ended 7/31/2017	$4.02	(0.09%)	0.83% (d)	0.82% (c),(d)	3.57%	27%	$636,647
Year Ended 7/31/2016	$4.18	8.45%	0.84% (d)	0.80% (c),(d)	3.89%	11%	$654,691
Year Ended 7/31/2015	$4.02	4.67%	0.84% (d)	0.81% (d)	4.10%	16%	$571,464
Year Ended 7/31/2014	$4.00	9.02%	0.85% (d)	0.81% (d)	4.35%	22%	$542,530
Advisor Class
Year Ended 7/31/2018	$3.99	3.24%	0.57%	0.57% (c)	3.63%	19%	$31,934
Year Ended 7/31/2017	$4.02	0.16%	0.59% (d)	0.57% (c),(d)	3.83%	27%	$12,765
Year Ended 7/31/2016	$4.18	8.99%	0.60% (d)	0.55% (c),(d)	4.07%	11%	$8,841
Year Ended 7/31/2015	$4.01	4.93%	0.60% (d)	0.56% (d)	4.38%	16%	$1,084
Year Ended 7/31/2014	$3.99	9.02%	0.60% (d)	0.56% (d)	4.60%	22%	$405
Class C
Year Ended 7/31/2018	$4.00	2.22%	1.56%	1.56% (c)	2.61%	19%	$59,720
Year Ended 7/31/2017	$4.03	(0.59%)	1.58% (d)	1.58% (c),(d)	2.82%	27%	$48,398
Year Ended 7/31/2016	$4.18	7.64%	1.59% (d)	1.55% (c),(d)	3.12%	11%	$28,896
Year Ended 7/31/2015	$4.02	3.89%	1.59% (d)	1.56% (d)	3.35%	16%	$16,649
Year Ended 7/31/2014	$4.00	8.21%	1.60% (d)	1.56% (d)	3.59%	22%	$14,086
Institutional Class
Year Ended 7/31/2018	$3.99	3.24%	0.57%	0.57% (c)	3.62%	19%	$556,945
Year Ended 7/31/2017	$4.02	0.40%	0.59% (d)	0.58% (c),(d)	3.84%	27%	$292,664
Year Ended 7/31/2016	$4.17	8.73%	0.60% (d)	0.55% (c),(d)	4.09%	11%	$119,993
Year Ended 7/31/2015	$4.01	4.93%	0.59% (d)	0.56% (d)	4.36%	16%	$24,184
Year Ended 7/31/2014	$3.99	9.30%	0.60% (d)	0.56% (d)	4.63%	22%	$10,739
Institutional 2 Class
Year Ended 7/31/2018	$3.99	3.23%	0.57%	0.57%	3.61%	19%	$12,762
Year Ended 7/31/2017	$4.02	0.41%	0.58% (d)	0.58% (d)	3.82%	27%	$9,597
Year Ended 7/31/2016	$4.17	8.45%	0.57% (d)	0.56% (d)	4.08%	11%	$6,129
Year Ended 7/31/2015	$4.02	5.18%	0.57% (d)	0.56% (d)	4.35%	16%	$548
Year Ended 7/31/2014(f)	$3.99	8.07%	0.58% (d),(g)	0.55% (d),(g)	4.62% (g)	22%	$91
Institutional 3 Class
Year Ended 7/31/2018	$3.99	3.02%	0.52%	0.52%	3.67%	19%	$33,118
Year Ended 7/31/2017(h)	$4.03	3.66%	0.57% (g),(i)	0.55% (g),(i)	3.94% (g)	27%	$65
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Municipal Income Fund | Annual Report 2018	37

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class T
Year Ended 7/31/2018	$4.02	0.14	(0.02)	0.12	(0.14)	(0.01)	(0.15)
Year Ended 7/31/2017(j)	$3.95	0.05	0.07	0.12	(0.05)	—	(0.05)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	The benefits derived from expense reductions had an impact of less than 0.01%.
(d)	Ratios include interest and fee expense related to the participation in certain inverse floater programs which is less than 0.01%. Due to an equal increase in interest income from fixed rate municipal bonds held in trust, there is no impact on the Fund’s net assets, net asset value per share, total return or net investment income.
(e)	Rounds to zero.
(f)	Institutional 2 Class shares commenced operations on December 11, 2013. Per share data and total return reflect activity from that date.
(g)	Annualized.
(h)	Institutional 3 Class shares commenced operations on March 1, 2017. Per share data and total return reflect activity from that date.
(i)	Ratios include interest and fee expense related to the participation in certain inverse floater programs. If interest and fee expense related to the participation in certain inverse floater programs had been excluded, expenses would have been lower by 0.01%. Due to an equal increase in interest income from fixed rate municipal bonds held in trust, there is no impact on the Fund’s net assets, net asset value per share, total return or net investment income
(j)	Class T shares commenced operations on April 3, 2017. Per share data and total return reflect activity from that date.
The accompanying Notes to Financial Statements are an integral part of this statement.
38	Columbia Strategic Municipal Income Fund | Annual Report 2018

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class T
Year Ended 7/31/2018	$3.99	2.99%	0.80%	0.80% (c)	3.38%	19%	$10
Year Ended 7/31/2017(j)	$4.02	2.94%	0.82% (g),(i)	0.82% (c),(g),(i)	3.56% (g)	27%	$10
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Municipal Income Fund | Annual Report 2018	39

Notes to Financial Statements
July 31, 2018
Note 1. Organization
Columbia Strategic Municipal Income Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure. The Fund offers each of the share classes identified below.
Class A shares are subject to a maximum front-end sales charge of 3.00% based on the initial investment amount. Class A shares purchased without an initial sales charge are subject to a contingent deferred sales charge (CDSC) of 0.75% on certain investments of $500,000 or more if redeemed within 12 months after purchase.
Advisor Class shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund’s prospectus. Prior to November 1, 2017, Advisor Class shares were known as Class R4 shares.
Effective July 17, 2017, Class B shares of the Fund were no longer offered. On August 4, 2017, the capital owned by Columbia Management Investment Advisers, LLC in Class B shares was redeemed without a CDSC.
Class C shares are subject to a 1.00% CDSC on shares redeemed within 12 months after purchase. Effective July 1, 2018, Class C shares will automatically convert to Class A shares of the same Fund in the month of or the month following the 10-year anniversary of the Class C shares purchase date.
Institutional Class shares are not subject to sales charges and are generally available only to eligible investors, which are subject to different investment minimums as described in the Fund’s prospectus. Prior to November 1, 2017, Institutional Class shares were known as Class Z shares.
Institutional 2 Class shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans as described in the Fund’s prospectus. Prior to November 1, 2017, Institutional 2 Class shares were known as Class R5 shares.
Institutional 3 Class shares are not subject to sales charges and are available to institutional and certain other investors as described in the Fund’s prospectus. Prior to November 1, 2017, Institutional 3 Class shares were known as Class Y shares.
Class T shares are subject to a maximum front-end sales charge of 2.50% per transaction and must be purchased through financial intermediaries that, by written agreement with Columbia Management Investment Distributors, Inc., are specifically authorized to sell Class T shares.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
40	Columbia Strategic Municipal Income Fund | Annual Report 2018

Notes to Financial Statements  (continued)
July 31, 2018
Security valuation
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized cost value, unless this method results in a valuation that management believes does not approximate market value.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
Securities in the Fund are valued utilizing the amortized cost valuation method permitted in accordance with Rule 2a-7 under the 1940 Act provided certain conditions are met, including that the Board of Trustees continues to believe that the amortized cost valuation method fairly reflects the market-based net asset value per share of the Fund. This method involves valuing a portfolio security initially at its cost and thereafter assuming a constant accretion or amortization to maturity of any discount or premium, respectively. The Board of Trustees has established procedures intended to stabilize the Fund’s net asset value for purposes of purchases and redemptions of Fund shares at $1.00 per share. These procedures include determinations, at such intervals as the Board of Trustees deems appropriate and reasonable in light of current market conditions, of the extent, if any, to which the Fund’s market-based net asset value deviates from $1.00 per share. In the event such deviation exceeds 1/2 of 1%, the Board of Trustees will promptly consider what action, if any, should be initiated.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of transactions, at the mean of the latest quoted bid and ask prices.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any
Columbia Strategic Municipal Income Fund | Annual Report 2018	41

Notes to Financial Statements  (continued)
July 31, 2018
variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker. Any interest expense paid by the Fund is shown on the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark and to manage exposure to movements in interest rates. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
42	Columbia Strategic Municipal Income Fund | Annual Report 2018

Notes to Financial Statements  (continued)
July 31, 2018
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
	Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Interest rate risk	Net assets — unrealized appreciation on futures contracts	284,240

	Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Interest rate risk	Net assets — unrealized depreciation on futures contracts	53,818
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended July 31, 2018:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Interest rate risk	4,951,847
Total	4,951,847

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Interest rate risk	230,422
The following table is a summary of the average outstanding volume by derivative instrument for the year ended July 31, 2018:
Derivative instrument	Average notional amounts ($)*
Futures contracts — short	73,912,210

*	Based on the ending quarterly outstanding amounts for the year ended July 31, 2018.
Columbia Strategic Municipal Income Fund | Annual Report 2018	43

Notes to Financial Statements  (continued)
July 31, 2018
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.
Corporate actions and dividend income are recorded on the ex-dividend date.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its net tax-exempt and investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Distributions to shareholders
Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
44	Columbia Strategic Municipal Income Fund | Annual Report 2018

Notes to Financial Statements  (continued)
July 31, 2018
Recent accounting pronouncement
Accounting Standards Update 2017-08 Premium Amortization on Purchased Callable Debt Securities
In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date. The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset dates. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. At this time, management is evaluating the implication of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.48% to 0.29% as the Fund’s net assets increase. The effective management services fee rate for the year ended July 31, 2018 was 0.47% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan. All amounts payable under the Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated funds governed by the Board of Trustees, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
Columbia Strategic Municipal Income Fund | Annual Report 2018	45

Notes to Financial Statements  (continued)
July 31, 2018
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class.
For the year ended July 31, 2018, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.06
Advisor Class	0.06
Class C	0.06
Institutional Class	0.06
Institutional 2 Class	0.06
Institutional 3 Class	0.01
Class T	0.05
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended July 31, 2018, these minimum account balance fees reduced total expenses of the Fund by $40.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at the maximum annual rates of up to 0.25%, 1.00% and 0.25% of the Fund’s average daily net assets attributable to Class A, Class C and Class T shares, respectively. For Class C shares, of the 1.00% fee, up to 0.75% can be reimbursed for distribution expenses and up to an additional 0.25% can be reimbursed for shareholder servicing expenses. For Class T shares, of the 0.25% can be reimbursed for distribution and/or shareholder servicing expenses.
The amount of distribution and shareholder services expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $246,000 for Class C shares. This amount is based on the most recent information available as of June 30, 2018, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution and/or shareholder services fee is reduced.
Sales charges (unaudited)
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the year ended July 31, 2018, if any, are listed below:
Amount ($)
Class A	679,291
Class C	11,150
46	Columbia Strategic Municipal Income Fund | Annual Report 2018

Notes to Financial Statements  (continued)
July 31, 2018
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	November 1, 2017 through November 30, 2018	Prior to November 1, 2017
Class A	0.82%	0.83%
Advisor Class	0.57	0.58
Class C	1.57	1.58
Institutional Class	0.57	0.58
Institutional 2 Class	0.57	0.59
Institutional 3 Class	0.52	0.54
Class T	0.82	0.83
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At July 31, 2018, these differences were primarily due to differing treatment for tax straddles, trustees’ deferred compensation, distributions and principal and/or interest from fixed income securities. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications.
In the Statement of Assets and Liabilities the following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized (loss) ($)	Paid in capital ($)
—	2	(2)
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended July 31, 2018				Year Ended July 31, 2017
Ordinary income ($)	Tax-exempt income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Tax-exempt income ($)	Long-term capital gains ($)	Total ($)
1,707,786	41,642,845	1,339,246	44,689,877	1,279,078	32,085,578	1,167,265	34,531,921
Columbia Strategic Municipal Income Fund | Annual Report 2018	47

Notes to Financial Statements  (continued)
July 31, 2018
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At July 31, 2018, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed tax- exempt income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
4,444,022	4,991,575	—	—	28,095,370
At July 31, 2018, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
1,378,732,783	33,958,717	(5,863,347)	28,095,370
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $646,832,077 and $220,605,294, respectively, for the year ended July 31, 2018. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the year ended July 31, 2018.
Note 7. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed.
48	Columbia Strategic Municipal Income Fund | Annual Report 2018

Notes to Financial Statements  (continued)
July 31, 2018
The Fund had no borrowings during the year ended July 31, 2018.
Note 8. Significant risks
Credit risk
Credit risk is the risk that the value of debt securities in the Fund’s portfolio may decline because the issuer may default and fail to pay interest or repay principal when due. Rating agencies assign credit ratings to debt securities to indicate their credit risk. Lower rated or unrated debt securities held by the Fund may present increased credit risk as compared to higher-rated debt securities.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates.
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Shareholder concentration risk
At July 31, 2018, affiliated shareholders of record owned 53.0% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
Columbia Strategic Municipal Income Fund | Annual Report 2018	49

Notes to Financial Statements  (continued)
July 31, 2018
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
50	Columbia Strategic Municipal Income Fund | Annual Report 2018

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust II and Shareholders of Columbia Strategic Municipal Income Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Strategic Municipal Income Fund (one of the funds constituting Columbia Funds Series Trust II, hereafter referred to as the "Fund") as of July 31, 2018, the related statement of operations for the year ended July 31, 2018, the statement of changes in net assets for each of the two years in the period ended July 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of July 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended July 31, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
September 21, 2018
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Columbia Strategic Municipal Income Fund | Annual Report 2018	51

Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended July 31, 2018. Shareholders will be notified in early 2019 of the amounts for use in preparing 2018 income tax returns.
Exempt- interest dividends
99.53%
Exempt-interest dividends. The percentage of net investment income distributed during the fiscal year that qualifies as exempt-interest dividends for federal income tax purposes. A portion of the income may be subject to federal alternative minimum tax.
52	Columbia Strategic Municipal Income Fund | Annual Report 2018

TRUSTEES AND OFFICERS
Shareholders elect the Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, Trustees not affiliated with the Investment Manager generally may serve through the end of the calendar year in which they reach either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Columbia Funds Board meeting they attended as a member of the Board.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1953	Trustee since 1/17	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	124	Advisory Board Member, University of Colorado Business School since November 2015; former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011- 2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance) since February 2018; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Interim Chair, Minnesota Sports Facilities Authority, March 2017-July 2017	124	Trustee, BlueCross BlueShield of Minnesota since 2009 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee since 2017); Chair of the Robina Foundation since August 2013; former Member of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017
Edward J. Boudreau, Jr. c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Chair of the Board since 1/18; Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Investments (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Mutual Life Insurance Company, including Senior Vice President and Treasurer and Senior Vice President Information Technology, 1968-1988	124	Former Trustee, Boston Museum of Science (Chair of Finance Committee) 1985-2013; former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
Columbia Strategic Municipal Income Fund | Annual Report 2018	53

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	124	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996; Director, Darien Rowayton Bank (Audit Committee) since 2017
William P. Carmichael c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies), 1998-2007; Adjunct Professor of Finance, Kelley School of Business, Indiana University, 1993-2007; Senior Vice President, Sara Lee Corporation, 1991-1993; Senior Vice President and Chief Financial Officer, Beatrice Foods Company, 1984-1990; Vice President, Esmark, Inc., 1973-1984; Associate, Price Waterhouse, 1968-1972	124	Director, The Finish Line (athletic shoes and apparel) since July 2003; former Director, Cobra Electronics Corporation (electronic equipment manufacturer), 1994-August 2014; former Director, Spectrum Brands, Inc. (consumer products), 2002-2009; former Director, Simmons Company (bedding), 2004-2010; former Trustee, BofA Funds Series Trust (11 funds) 2003-2011; former Director, McMoRan Exploration Company (oil and gas exploration and development) 2010 - 2013; former Director, International Textile Corp., 2012-2016; former Director, hhgregg, 2015-2017
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	124	Trustee, MA Taxpayers Foundation since 1997; Board of Directors, The MA Business Roundtable since 2003; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 12/17	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	122	Trustee, Catholic Schools Foundation since 2004
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	124	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
54	Columbia Strategic Municipal Income Fund | Annual Report 2018

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	124	Director, BlueCross BlueShield of South Carolina since April 2008; Director, National Association of Corporate Directors, Carolinas Chapter, since 2013; Board Chair, Hollingsworth Funds since 2016; Advisory Board member, Duke Energy Corp. since October 2016; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1964	Trustee since 12/17	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016	122	Director, NAPE Education Foundation since October 2016
Interested trustee not affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships/ held by Trustee during the past five years
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006, Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	122	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011
*	Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an “interested person” (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.
Columbia Strategic Municipal Income Fund | Annual Report 2018	55

TRUSTEES AND OFFICERS  (continued)
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010 - September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006 - August 2012.	194	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, 2006-January 2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
Nations Funds refer to the Funds within the Columbia Funds Complex that historically bore the Nations brand and includes series of Columbia Funds Series Trust. RiverSource Funds refer to the Funds within the Columbia Funds Complex that historically bore the RiverSource brand and includes series of Columbia Funds Series Trust II.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
56	Columbia Strategic Municipal Income Fund | Annual Report 2018

TRUSTEES AND OFFICERS  (continued)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund Officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously, Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017) and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously, Vice President and Group Counsel, August 2011 - August 2018); officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010 - 2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Columbia Strategic Municipal Income Fund | Annual Report 2018	57

Approval of Management Agreement
Columbia Management Investment Advisers, LLC (Columbia Threadneedle or the Investment Manager, and together with its domestic and global affiliates, Columbia Threadneedle Investments), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia Strategic Municipal Income Fund (the Fund). Under a management agreement (the Management Agreement), Columbia Threadneedle provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).
On an annual basis, the Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the Management Agreement. Columbia Threadneedle prepared detailed reports for the Board and its Contracts Committee in November 2017 and February, March, April and June 2018, including reports providing the results of analyses performed by an independent organization, Broadridge Financial Solutions, Inc. (Broadridge), and a comprehensive response to items of information requested by independent legal counsel to the Independent Trustees (Independent Legal Counsel) in a letter to the Investment Manager, to assist the Board in making this determination. Many of the materials presented at these meetings were first supplied in draft form to designated independent Board representatives, i.e., Independent Legal Counsel, Fund Counsel, the Chair of the Board (who is an Independent Trustee) and the Chair of the Contracts Committee (who is an Independent Trustee), and the final materials were revised to include information reflective of discussion and subsequent requests made by the Contracts Committee. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management personnel and reviews information prepared by Columbia Threadneedle addressing the services Columbia Threadneedle provides and Fund performance. The Board also accords appropriate weight to the work, deliberations and conclusions of the various committees, such as the Contracts Committee, the Investment Review Committee, the Audit Committee and the Compliance Committee in determining whether to continue the Management Agreement.
The Board, at its June 18-20, 2018 in-person Board meeting (the June Meeting), considered the renewal of the Management Agreement for an additional one-year term. At the June Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of management agreements and the Board’s legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement.
Nature, extent and quality of services provided by Columbia Threadneedle
The Board analyzed various reports and presentations it had received detailing the services performed by Columbia Threadneedle, as well as its history, reputation, expertise, resources and capabilities, and the qualifications of its personnel.
The Board specifically considered the many developments during recent years concerning the services provided by Columbia Threadneedle, including, in particular, the organization and depth of the equity and credit research departments and the various technological enhancements that have been made or are anticipated. The Board further observed the enhancements to the investment risk management department’s processes, systems and oversight, as well as planned 2018 initiatives in this regard. The Board also took into account the broad scope of services provided by Columbia Threadneedle to each Fund, including, among other services, investment, risk and compliance oversight. The Board also took into account the information it received concerning Columbia Threadneedle’s ability to attract and retain key portfolio management personnel and that it has sufficient resources to provide competitive and adequate compensation to investment personnel.
In connection with the Board’s evaluation of the overall package of services provided by Columbia Threadneedle, the Board also considered the nature, quality and range of administrative services provided to the Fund by Columbia Threadneedle, as well as the achievements in 2017 in the performance of administrative services, and noted the various enhancements anticipated for 2018. In evaluating the quality of services provided under the Management Agreement, the Board also took into account the organization and strength of the Fund’s and its service providers’ compliance programs. In addition, the Board reviewed the financial condition of Columbia Threadneedle and its affiliates and each entity’s ability to carry out its responsibilities under the Management Agreement and the Fund’s other service agreements with affiliates of Ameriprise Financial, observing the financial strength of Ameriprise Financial, with its strong cash position and solid balance sheet.
58	Columbia Strategic Municipal Income Fund | Annual Report 2018

Approval of Management Agreement  (continued)
The Board also discussed the acceptability of the terms of the Management Agreement (including the relatively broad scope of services required to be performed by Columbia Threadneedle), noting that no material changes are proposed from the form of agreement previously approved. They also noted the wide array of legal and compliance services provided to the Funds under the Management Agreement. It was also observed that the services being performed under the Management Agreement were of a reasonably high quality.
Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that Columbia Threadneedle and its affiliates are in a position to continue to provide a high quality and level of services to the Fund.
Investment performance
For purposes of evaluating the nature, extent and quality of services provided under the Management Agreement, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered detailed reports providing the results of analyses performed by an independent organization showing, for various periods, including since manager inception, the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group, the product score of the Fund (taking into account performance relative to peers and benchmarks) and the net assets of the Fund. The Board observed that the Fund’s investment performance met expectations.
Comparative fees, costs of services provided and the profits realized by Columbia Threadneedle and its affiliates from their relationships with the Fund
The Board reviewed comparative fees and the costs of services provided under the Management Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by an independent organization) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to Columbia Threadneedle’s profitability.
The Board considered the reports of its independent fee consultant, JDL Consultants, LLC (JDL), which assisted in the Board’s analysis of the Funds’ performance and expenses, the reasonableness of the Funds’ fee rates, and JDL’s conclusion that the management fees being charged to the Fund are reasonable. The Board accorded particular weight to the notion that the level of fees should generally reflect a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with certain defined exceptions) are generally in line with the "pricing philosophy" currently in effect (i.e., that Fund total expense ratios, in general, approximate or are lower than median expense ratios of funds in an agreed upon Lipper or customized comparison universe). The Board took into account that the Fund’s total expense ratio (after considering proposed expense caps/waivers) approximated the peer universe’s median expense ratio. Based on its review, the Board concluded that the Fund’s management fee was fair and reasonable in light of the extent and quality of services that the Fund receives.
The Board also considered the profitability of Columbia Threadneedle and its affiliates in connection with Columbia Threadneedle providing management services to the Fund. In this regard, the Independent Trustees referred to their detailed analysis of the Profitability Report, discussing the profitability to Columbia Threadneedle and Ameriprise Financial from managing, operating and distributing the Funds. The Board considered that in 2017 the Board had concluded that 2016 profitability was reasonable and that Columbia Threadneedle generated 2017 profitability that only increased slightly from 2016 levels. It also took into account the indirect economic benefits flowing to Columbia Threadneedle or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Fund should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.
Columbia Strategic Municipal Income Fund | Annual Report 2018	59

Approval of Management Agreement  (continued)
Economies of scale to be realized
The Board also considered the economies of scale that might be realized by Columbia Threadneedle as the Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth. In this regard, the Board took into account that management fees decline as Fund assets exceed various breakpoints, all of which have not been surpassed. The Board concluded that the breakpoints in the management fee rate schedule satisfactorily provides for the sharing of economies of scale, as they allow for adequate opportunity for shareholders to realize benefits (fee breaks) as Fund assets grow.
Based on the foregoing, the Board, including all of the Independent Trustees, concluded that the management fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On June 20, 2018, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement.
60	Columbia Strategic Municipal Income Fund | Annual Report 2018

Additional information
The Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the SEC at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
Through October 31, 2018:
P.O. Box 8081
Boston, MA 02266-8081
Effective November 1, 2018:
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Strategic Municipal Income Fund | Annual Report 2018	61

Columbia Strategic Municipal Income Fund
Through October 31, 2018:
P.O. Box 8081
Boston, MA 02266-8081
Effective November 1, 2018:
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2018 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus .com/investor/
ANN118_07_H01_(09/18)

Annual Report
July 31, 2018
Columbia Short-Term Cash Fund
Shares of the Fund are issued solely in private placement transactions that do not involve any public offering within the meaning of Section 4(a)(2) of the Securities Act of 1933, as amended (the 1933 Act). Investments in the Fund may be made only by investment companies, common or commingled trust funds, or similar organizations or persons that are accredited investors within the meaning of Regulation D under the 1933 Act.
Not FDIC Insured • No bank guarantee • May lose value

Columbia Short-Term Cash Fund  |  Annual Report 2018

Fund at a Glance
Portfolio management
Leonard Aplet, CFA*
John McColley
* Mr. Aplet expects to retire effective December 31, 2018.
Portfolio breakdown (%) (at July 31, 2018)
Asset-Backed Commercial Paper	3.1
Asset-Backed Securities — Non-Agency(a)	3.0
Certificates of Deposit	14.8
Commercial Paper	26.3
Repurchase Agreements	7.7
U.S. Government & Agency Obligations	44.0
U.S. Treasury Obligations	1.1
Total	100.0

(a)	Category comprised of short-term asset-backed securities.
Percentages indicated are based upon total investments and exclude investments in derivatives, if any. The Fund’s portfolio composition is subject to change.

Columbia Short-Term Cash Fund | Annual Report 2018	3

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are transaction costs, which may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
February 1, 2018 — July 31, 2018
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Columbia Short-Term Cash Fund	1,000.00	1,000.00	1,009.00	1,024.79	0.00	0.00	0.00
Expenses paid during the period are equal to the annualized expense ratio as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
4	Columbia Short-Term Cash Fund | Annual Report 2018

Portfolio of Investments
July 31, 2018
(Percentages represent value of investments compared to net assets)
Investments in securities
Asset-Backed Commercial Paper 3.1%
Issuer	Effective Yield	Principal Amount ($)	Value ($)
MetLife Short Term Funding LLC(a)
08/01/2018	2.150%	110,000,000	109,993,510
08/06/2018	2.070%	50,000,000	49,983,000
08/07/2018	2.070%	30,000,000	29,988,090
08/14/2018	2.070%	32,900,000	32,873,910
08/15/2018	2.070%	35,000,000	34,970,250
08/28/2018	2.140%	30,000,000	29,950,740
10/02/2018	2.280%	40,000,000	39,843,040
10/09/2018	2.350%	50,000,000	49,776,100
10/10/2018	2.350%	25,000,000	24,886,450
10/15/2018	2.350%	25,000,000	24,878,450
Total Asset-Backed Commercial Paper (Cost $427,192,316)			427,143,540

Asset-Backed Securities — Non-Agency 2.9%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Ally Auto Receivables Trust
Series 2018-1 Class A1
02/15/2019	1.750%	8,577,076	8,574,992
ARI Fleet Lease Trust(a)
Series 2018-A Class A1
03/15/2019	1.950%	33,215,633	33,176,631
CarMax Auto Owner Trust
Series 2018-1 Class A1
02/15/2019	1.700%	11,074,451	11,071,355
Series 2018-2 Class A1
05/15/2019	2.300%	22,446,808	22,443,740
CCG Receivables Trust(a)
Series 2018-1 Class A1
02/14/2019	1.850%	7,871,205	7,865,778
DLL Securitization Trust(a)
Series 2018-1 Class A1
05/17/2019	2.450%	41,788,522	41,792,484
Enterprise Fleet Financing LLC(a)
Series 2017-3 Class A1
10/22/2018	1.500%	7,626,444	7,619,751
Series 2018-1 Class A1
03/20/2019	2.150%	36,346,207	36,309,367
Series 2018-2 Class A1
08/20/2019	2.550%	39,000,000	39,000,000
GM Financial Consumer Automobile Receivables Trust
Series 2018-1 Class A1
01/16/2019	1.700%	2,232,351	2,231,764
Series 2018-2 Class A1
04/16/2019	2.300%	9,373,570	9,373,340
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
GreatAmerica Leasing Receivables Funding LLC(a)
Series 2018-1 Class A1
02/15/2019	1.850%	19,138,431	19,122,184
Hyundai Auto Lease Securitization Trust(a)
Series 2018-A Class A1
03/15/2019	1.950%	9,127,205	9,124,739
Hyundai Auto Receivables Trust
Series 2018-A Class A1
04/15/2019	2.230%	22,342,094	22,337,534
Kubota Credit Owner Trust(a)
Series 2018-1A Class A1
05/15/2019	2.370%	34,051,776	34,046,392
Mercedes-Benz Auto Lease Trust
Series 2018-A Class A1
02/15/2019	1.750%	9,170,438	9,168,160
MMAF Equipment Finance LLC(a)
Series 2017-B Class A1
12/14/2018	1.500%	1,645,259	1,644,729
Volvo Financial Equipment LLC(a)
Series 2018-1A Class A1
02/15/2019	1.850%	17,044,713	17,032,419
Wheels SPV LLC(a)
Series 2018-1A Class A1
07/20/2019	2.550%	55,000,000	55,000,000
World Omni Auto Receivables Trust
Series 2018-A Class A1
02/15/2019	1.750%	10,689,117	10,685,943
Series 2018-B Class A1
04/15/2019	2.250%	9,911,386	9,909,889
World Omni Automobile Lease Securitization Trust
Series 2018-A Class A1
03/15/2019	1.950%	3,987,211	3,986,235
Total Asset-Backed Securities — Non-Agency (Cost $411,659,897)			411,517,426

Certificates of Deposit 14.4%
Issuer	Effective Yield	Principal Amount ($)	Value ($)
Australia & New Zealand Banking Group Ltd.
08/01/2018	1.900%	425,000,000	425,000,000
Bank of Montreal
09/06/2018	2.090%	50,000,000	50,008,950
09/13/2018	2.100%	100,000,000	100,017,700
09/24/2018	2.130%	30,000,000	29,994,090
09/25/2018	2.020%	50,000,000	49,998,500
10/04/2018	2.250%	25,000,000	25,000,800
10/16/2018	2.270%	36,000,000	35,994,600
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Short-Term Cash Fund | Annual Report 2018	5

Portfolio of Investments  (continued)
July 31, 2018
Certificates of Deposit (continued)
Issuer	Effective Yield	Principal Amount ($)	Value ($)
BB&T Co.
08/28/2018	2.030%	100,000,000	100,001,900
09/04/2018	2.090%	100,000,000	99,996,900
09/13/2018	2.100%	50,000,000	49,997,500
09/19/2018	2.130%	100,000,000	99,990,300
Canadian Imperial Bank of Commerce
08/01/2018	1.880%	75,800,000	75,800,000
Royal Bank of Canada(b)
1-month USD LIBOR + 0.410% 09/28/2018	2.480%	100,000,000	100,036,800
1-month USD LIBOR + 0.410% 09/28/2018	2.480%	50,000,000	50,018,400
1-month USD LIBOR + 0.390% 10/02/2018	2.480%	50,000,000	50,018,350
Toronto-Dominion Bank (The)
09/24/2018	2.130%	50,000,000	50,008,900
10/09/2018	2.250%	50,000,000	49,997,900
11/19/2018	2.330%	82,000,000	81,994,834
US Bank NA(b)
1-month USD LIBOR + 0.180% 08/27/2018	2.260%	93,000,000	93,017,112
Wells Fargo Bank NA(b)
1-month USD LIBOR + 0.420% 10/01/2018	2.510%	93,000,000	93,063,984
1-month USD LIBOR + 0.280% 10/30/2018	2.380%	50,000,000	50,023,500
1-month USD LIBOR + 0.260% 11/06/2018	2.190%	50,000,000	50,020,800
1-month USD LIBOR + 0.230% 11/14/2018	2.310%	90,000,000	90,028,350
1-month USD LIBOR + 0.230% 12/04/2018	2.250%	75,000,000	75,020,625
Wells Fargo Bank NA
01/24/2019	2.050%	50,000,000	50,084,984
Total Certificates of Deposit (Cost $2,024,800,000)			2,025,135,779

Commercial Paper 25.7%

Banking 3.7%
Bank of New York Mellon Corp. (The)
08/01/2018	2.260%	225,000,000	224,986,050
09/19/2018	2.460%	50,000,000	49,832,350
09/20/2018	2.310%	50,000,000	49,839,000
09/28/2018	2.440%	100,000,000	99,607,600
Toronto-Dominion Bank (The)(a)
09/21/2018	2.330%	50,000,000	49,834,400
09/25/2018	2.270%	50,000,000	49,826,400
Total			523,925,800
Commercial Paper (continued)
Issuer	Effective Yield	Principal Amount ($)	Value ($)
Integrated Energy 5.2%
Chevron Corp.(a)
08/13/2018	2.030%	44,700,000	44,667,727
09/12/2018	2.050%	50,000,000	49,879,350
09/24/2018	2.080%	78,750,000	78,504,536
09/27/2018	2.080%	50,000,000	49,835,650
10/01/2018	2.080%	50,000,000	49,824,300
10/15/2018	2.100%	50,000,000	49,782,500
Exxon Mobil Corp.
08/01/2018	2.010%	40,000,000	39,997,800
08/02/2018	2.010%	50,000,000	49,994,500
08/21/2018	2.020%	75,000,000	74,912,925
09/24/2018	2.040%	50,000,000	49,846,450
09/27/2018	2.040%	100,000,000	99,676,200
10/02/2018	2.040%	30,000,000	29,894,490
10/03/2018	2.050%	30,000,000	29,892,810
10/05/2018	2.050%	30,000,000	29,889,450
Total			726,598,688
Life Insurance 3.0%
New York Life Capital Corp.(a)
08/01/2018	2.040%	26,971,000	26,969,490
09/04/2018	2.130%	58,675,000	58,555,127
09/05/2018	2.130%	27,613,000	27,554,985
09/07/2018	2.140%	33,203,000	33,129,356
09/11/2018	2.140%	49,800,000	49,677,940
09/12/2018	2.140%	43,044,000	42,936,002
10/02/2018	2.200%	41,672,000	41,514,355
10/10/2018	2.210%	22,786,000	22,688,407
10/17/2018	2.210%	20,247,000	20,151,738
10/19/2018	2.210%	54,143,000	53,881,706
10/22/2018	2.210%	25,310,000	25,183,273
Pricoa Short Term Funding LLC(a)
08/10/2018	2.210%	25,000,000	24,984,850
Total			427,227,229
Pharmaceuticals 9.1%
Merck & Co., Inc.(a)
08/21/2018	2.060%	50,000,000	49,940,800
08/22/2018	2.060%	150,000,000	149,813,850
08/28/2018	2.060%	50,000,000	49,921,050
08/29/2018	2.070%	50,000,000	49,917,800
09/05/2018	2.020%	50,000,000	49,900,500
Novartis Finance Corp.(a)
08/01/2018	1.970%	40,000,000	39,997,840
08/07/2018	2.070%	60,000,000	59,976,180
08/08/2018	2.070%	55,000,000	54,975,085
08/13/2018	2.070%	30,000,000	29,977,890
08/20/2018	2.090%	40,000,000	39,954,200
08/27/2018	2.090%	50,000,000	49,922,750
08/29/2018	2.090%	70,000,000	69,883,800
08/30/2018	2.090%	50,000,000	49,914,150
09/07/2018	2.090%	25,000,000	24,945,625

The accompanying Notes to Financial Statements are an integral part of this statement.
6	Columbia Short-Term Cash Fund | Annual Report 2018

Portfolio of Investments  (continued)
July 31, 2018
Commercial Paper (continued)
Issuer	Effective Yield	Principal Amount ($)	Value ($)
Roche Holdings, Inc.(a)
08/01/2018	2.010%	20,000,000	19,998,900
09/10/2018	2.120%	40,000,000	39,904,760
09/11/2018	2.120%	145,000,000	144,646,345
09/18/2018	2.130%	30,000,000	29,914,620
10/01/2018	2.110%	38,000,000	37,864,492
Sanofi SA(a)
09/14/2018	2.300%	98,960,000	98,680,141
09/17/2018	2.300%	130,050,000	129,657,639
Total			1,269,708,417
Technology 4.7%
Apple, Inc.(a)
08/02/2018	2.010%	50,000,000	49,994,500
08/03/2018	2.010%	150,000,000	149,975,250
09/18/2018	2.170%	50,000,000	49,854,950
09/20/2018	2.160%	25,000,000	24,924,875
09/28/2018	2.210%	30,000,000	29,893,230
10/02/2018	2.210%	50,000,000	49,810,000
10/04/2018	2.180%	44,000,000	43,829,896
10/11/2018	2.180%	25,000,000	24,892,925
International Business Machines Co.(a)
09/24/2018	2.200%	50,000,000	49,834,900
09/25/2018	2.200%	50,000,000	49,831,900
09/26/2018	2.170%	137,000,000	136,537,762
Total			659,380,188
Total Commercial Paper (Cost $3,607,221,698)			3,606,840,322

Repurchase Agreements 7.5%

Tri-party Federal Reserve
dated 07/31/2018, matures 08/01/2018,
repurchase price $955,046,424 (collateralized by U.S. Treasury Securities, Total Market Value $955,046,463)
08/01/2018	1.750%	955,000,000	955,000,000
Tri-party RBC Capital Markets LLC
dated 07/31/2018, matures 08/01/2018,
repurchase price $50,002,625 (collateralized by U.S. Treasury Securities, Total Market Value $51,000,000)
08/01/2018	1.890%	50,000,000	50,000,000
Tri-party TD Securities (USA) LLC
dated 07/31/2018, matures 08/01/2018,
repurchase price $50,002,639 (collateralized by U.S. Treasury Securities, Total Market Value $51,000,050)
08/01/2018	1.900%	50,000,000	50,000,000
Total Repurchase Agreements (Cost $1,055,000,000)			1,055,000,000

U.S. Government & Agency Obligations 43.0%
Issuer	Effective Yield	Principal Amount ($)	Value ($)
Federal Home Loan Banks(b)
1-month USD LIBOR + -0.145% 08/08/2018	1.950%	60,000,000	59,997,900
1-month USD LIBOR + -0.120% 09/07/2018	1.980%	80,000,000	79,988,800
Federal Home Loan Banks Discount Notes
08/01/2018	1.750%	97,630,000	97,625,314
08/02/2018	1.900%	100,000,000	99,989,600
08/03/2018	1.860%	85,000,000	84,986,995
08/06/2018	1.900%	100,000,000	99,968,700
08/07/2018	1.800%	100,000,000	99,965,500
08/08/2018	1.890%	100,000,000	99,958,500
08/09/2018	1.890%	210,800,000	210,701,767
08/10/2018	1.800%	252,200,000	252,075,665
08/13/2018	1.920%	100,000,000	99,931,700
08/14/2018	1.890%	140,000,000	139,897,100
08/15/2018	1.800%	257,000,000	256,810,334
08/16/2018	1.800%	100,000,000	99,921,200
08/17/2018	1.910%	230,000,000	229,795,990
08/20/2018	1.930%	225,000,000	224,762,400
08/21/2018	1.930%	225,000,000	224,750,025
08/22/2018	1.930%	108,000,000	107,874,612
08/23/2018	1.840%	150,000,000	149,825,850
08/24/2018	1.930%	200,000,000	199,746,000
08/29/2018	1.950%	119,500,000	119,314,775
08/30/2018	1.940%	100,000,000	99,840,700
09/04/2018	1.930%	100,000,000	99,815,500
09/05/2018	1.940%	100,000,000	99,809,400
09/06/2018	1.950%	175,000,000	174,655,600
09/07/2018	1.920%	100,000,000	99,800,500
09/10/2018	1.920%	220,000,000	219,525,680
09/11/2018	1.930%	100,000,000	99,778,000
09/12/2018	1.940%	225,000,000	224,487,450
09/13/2018	1.950%	200,000,000	199,530,400
09/14/2018	1.930%	175,000,000	174,584,025
09/18/2018	1.940%	150,000,000	149,609,850
09/19/2018	1.960%	150,000,000	149,597,550
09/21/2018	1.940%	175,000,000	174,518,575
09/24/2018	1.970%	52,000,000	51,845,768
09/27/2018	1.940%	100,000,000	99,693,000
09/28/2018	1.940%	50,000,000	49,843,450
10/01/2018	1.960%	50,000,000	49,834,450
10/02/2018	1.950%	75,000,000	74,748,975
10/03/2018	1.940%	75,000,000	74,745,150
10/04/2018	1.960%	150,000,000	149,477,250
10/12/2018	1.970%	110,000,000	109,567,590
Federal Home Loan Mortgage Corp. Discount Notes
09/05/2018	1.970%	49,399,000	49,303,413
10/05/2018	2.000%	250,000,000	249,100,750
Federal National Mortgage Association(b)
SOFR + 0.120% 07/30/2019	2.000%	23,300,000	23,304,404

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Short-Term Cash Fund | Annual Report 2018	7

Portfolio of Investments  (continued)
July 31, 2018
U.S. Government & Agency Obligations (continued)
Issuer	Effective Yield	Principal Amount ($)	Value ($)
Federal National Mortgage Association Discount Notes
10/01/2018	1.960%	50,000,000	49,834,500
Total U.S. Government & Agency Obligations (Cost $6,035,037,725)			6,034,740,657

U.S. Treasury Obligations 1.1%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
U.S. Treasury(b)
3-month U.S. Treasury index + 0.140% 01/31/2019	2.150%	50,000,000	50,050,603
3-month U.S. Treasury index + 0.012% 01/31/2020	1.980%	100,000,000	99,989,550
Total U.S. Treasury Obligations (Cost $149,970,136)			150,040,153
Total Investments in Securities (Cost: $13,710,881,772)	13,710,417,877
Other Assets & Liabilities, Net	329,688,883
Net Assets	14,040,106,760

Notes to Portfolio of Investments
(a)	Represents privately placed and other securities and instruments exempt from SEC registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund’s Board of Trustees. At July 31, 2018, the value of these securities amounted to $3,507,348,711, which represents 24.98% of net assets.
(b)	Variable rate security. The interest rate shown was the current rate as of July 31, 2018.
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Short-Term Cash Fund | Annual Report 2018

Portfolio of Investments  (continued)
July 31, 2018
Fair value measurements  (continued)
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The following table is a summary of the inputs used to value the Fund’s investments at July 31, 2018:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Total ($)
Investments in Securities
Asset-Backed Commercial Paper	—	427,143,540	—	427,143,540
Asset-Backed Securities — Non-Agency	—	411,517,426	—	411,517,426
Certificates of Deposit	—	2,025,135,779	—	2,025,135,779
Commercial Paper	—	3,606,840,322	—	3,606,840,322
Repurchase Agreements	—	1,055,000,000	—	1,055,000,000
U.S. Government & Agency Obligations	—	6,034,740,657	—	6,034,740,657
U.S. Treasury Obligations	—	150,040,153	—	150,040,153
Total Investments in Securities	—	13,710,417,877	—	13,710,417,877
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
There were no transfers of financial assets between levels during the period.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Short-Term Cash Fund | Annual Report 2018	9

Statement of Assets and Liabilities
July 31, 2018
Assets
Investments in securities, at value
Unaffiliated issuers (cost $12,655,881,772)	$12,655,417,877
Repurchase agreements (cost $1,055,000,000)	1,055,000,000
Cash	350,811,852
Receivable for:
Interest	3,210,669
Prepaid expenses	55,673
Total assets	14,064,496,071
Liabilities
Payable for:
Distributions to shareholders	24,030,920
Compensation of board members	255,561
Other expenses	102,830
Total liabilities	24,389,311
Net assets applicable to outstanding capital stock	$14,040,106,760
Represented by
Paid in capital	14,040,869,442
Excess of distributions over net investment income	(262,188)
Accumulated net realized loss	(36,599)
Unrealized appreciation (depreciation) on:
Investments - unaffiliated issuers	(463,895)
Total - representing net assets applicable to outstanding capital stock	$14,040,106,760
Shares outstanding	14,041,076,893
Net asset value per share	0.9999
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Short-Term Cash Fund | Annual Report 2018

Statement of Operations
Year Ended July 31, 2018
Net investment income
Income:
Interest	$217,044,682
Total income	217,044,682
Expenses:
Compensation of board members	230,700
Custodian fees	104,866
Shareholder reports and communication	12,421
Audit fees	29,145
Legal fees	139,545
Fidelity and surety fees	57,274
Commitment fees for bank credit facility	93,337
Compensation of chief compliance officer	2,719
Other	24,033
Total expenses	694,040
Net investment income	216,350,642
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	(24)
Net realized loss	(24)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(167,603)
Net change in unrealized appreciation (depreciation)	(167,603)
Net realized and unrealized loss	(167,627)
Net increase in net assets resulting from operations	$216,183,015
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Short-Term Cash Fund | Annual Report 2018	11

Statement of Changes in Net Assets
	Year Ended July 31, 2018	Year Ended July 31, 2017
Operations
Net investment income	$216,350,642	$85,747,628
Net realized gain (loss)	(24)	24,039
Net change in unrealized appreciation (depreciation)	(167,603)	(296,292)
Net increase in net assets resulting from operations	216,183,015	85,475,375
Distributions to shareholders
Net investment income	(216,450,638)	(85,815,240)
Total distributions to shareholders	(216,450,638)	(85,815,240)
Increase in net assets from capital stock activity	674,233,489	1,293,426,212
Total increase in net assets	673,965,866	1,293,086,347
Net assets at beginning of year	13,366,140,894	12,073,054,547
Net assets at end of year	$14,040,106,760	$13,366,140,894
Excess of distributions over net investment income	$(262,188)	$(162,192)

	Year Ended		Year Ended
	July 31, 2018		July 31, 2017
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Subscriptions	74,214,199,405	74,211,616,274	65,657,886,303	65,657,269,651
Distributions reinvested	—	—	4,314,239	4,314,239
Redemptions	(73,539,787,587)	(73,537,382,785)	(64,368,753,982)	(64,368,157,678)
Total net increase	674,411,818	674,233,489	1,293,446,560	1,293,426,212
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Short-Term Cash Fund | Annual Report 2018

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share held for the periods shown. Total return assumes reinvestment of all dividends and distributions, if any. Total return is not annualized for periods of less than one year.
	Year Ended July 31,
	2018	2017	2016	2015	2014
Per share data
Net asset value, beginning of period	$1.0000	$1.0000	$1.00	$1.00	$1.00
Income from investment operations:
Net investment income	0.0152	0.0069	0.00 (a)	0.00 (a)	0.00 (a)
Net realized and unrealized gain (loss)	(0.0002)	(0.0001)	(0.00) (a)	0.00 (a)	0.00 (a)
Total from investment operations	0.0150	0.0068	0.00 (a)	0.00 (a)	0.00 (a)
Less distributions to shareholders from:
Net investment income	(0.0151)	(0.0068)	(0.00) (a)	(0.00) (a)	(0.00) (a)
Total distributions to shareholders	(0.0151)	(0.0068)	(0.00) (a)	(0.00) (a)	(0.00) (a)
Net asset value, end of period	$0.9999	$1.0000	$1.00	$1.00	$1.00
Total return	1.52%	0.68%	0.32%	0.11%	0.09%
Ratios to average net assets
Total gross expenses	0.00% (a)	0.01%	0.00% (a)	0.00% (a)	0.00% (a)
Total net expenses	0.00% (a)	0.01%	0.00% (a)	0.00% (a)	0.00% (a)
Net investment income	1.52%	0.69%	0.32%	0.11%	0.09%
Supplemental data
Net assets, end of period (in thousands)	$14,040,107	$13,366,141	$12,073,055	$11,339,961	$9,518,211

Notes to Financial Highlights
(a)	Rounds to zero.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Short-Term Cash Fund | Annual Report 2018	13

Notes to Financial Statements
July 31, 2018
Note 1. Organization
Columbia Short-Term Cash Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
The Trust may issue an unlimited number of shares (without par value). Investments in the Fund may be made only by investment companies, common or commingled trust funds, or similar organizations or persons that are accredited investors within the meaning of Regulation D under the Securities Act of 1933, as amended.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized cost value, unless this method results in a valuation that management believes does not approximate market value.
Asset- and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities’ cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quote from an approved independent broker-dealer.
The Fund calculates its net asset value to four decimals (e.g., $1.0000) using market-based pricing and operates with a floating net asset value. Although the Fund is a money market fund, the net asset value of the Fund will fluctuate with changes in the values of the Fund’s portfolio securities. As a result, the Fund’s net asset value may be above or below $1.0000. Prior to October 1, 2016, the Fund maintained a stable net asset value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Repurchase agreements
The Fund may invest in repurchase agreement transactions with institutions that management has determined are creditworthy. The Fund, through the custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Management is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or
14	Columbia Short-Term Cash Fund | Annual Report 2018

Notes to Financial Statements  (continued)
July 31, 2018
insolvency of the counterparty. These risks include possible delays in or restrictions on the Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.
Asset- and mortgage-backed securities
The Fund may invest in asset-backed and mortgage-backed securities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. All, or a portion, of the obligation may be prepaid at any time because the underlying asset may be prepaid. As a result, decreasing market interest rates could result in an increased level of prepayment. An increased prepayment rate will have the effect of shortening the maturity of the security. Unless otherwise noted, the coupon rates presented are fixed rates.
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of July 31, 2018:
	Federal Reserve ($)	RBC Capital Markets ($)	TD Securities ($)	Total ($)
Assets
Repurchase agreements	955,000,000	50,000,000	50,000,000	1,055,000,000
Total financial and derivative net assets	955,000,000	50,000,000	50,000,000	1,055,000,000
Total collateral received (pledged) (a)	955,000,000	50,000,000	50,000,000	1,055,000,000
Net amount (b)	-	-	-	-

(a)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(b)	Represents the net amount due from/(to) counterparties in the event of default.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income, including amortization of premium and discount, is recognized daily.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Distributions to shareholders
Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually after the fiscal year in which the capital gains were earned, unless offset by any available capital loss carryforward. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Columbia Short-Term Cash Fund | Annual Report 2018	15

Notes to Financial Statements  (continued)
July 31, 2018
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncement
Accounting Standards Update 2017-08 Premium Amortization on Purchased Callable Debt Securities
In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date. The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset dates. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. At this time, management is evaluating the implication of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, subject to the policies set by the Board of Trustees, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The Fund does not pay a management fee for the investment advisory or administrative services provided to the Fund, but it may pay taxes, brokerage commissions and nonadvisory expenses.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan. All amounts payable under the Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated funds governed by the Board of Trustees, based on relative net assets.
Transfer agency fees
The Fund has a Transfer and Dividend Disbursing Agent Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, under which the Fund does not pay an annual fee to the Transfer Agent.
16	Columbia Short-Term Cash Fund | Annual Report 2018

Notes to Financial Statements  (continued)
July 31, 2018
Distribution and service fees
The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Fund does not pay the Distributor a fee for the distribution services it provides to the Fund.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At July 31, 2018, these differences were primarily due to differing treatment for capital loss carryforwards, trustees’ deferred compensation and distributions. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications.
The Fund did not have any permanent differences; therefore, no reclassifications were made to the Statement of Assets and Liabilities.
The tax character of distributions paid during the years indicated was as follows:
Year Ended July 31, 2018			Year Ended July 31, 2017
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
216,450,638	—	216,450,638	85,815,240	—	85,815,240
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At July 31, 2018, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized (depreciation) ($)
24,009,916	—	(36,599)	(463,895)
At July 31, 2018, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized (depreciation) ($)
13,710,881,772	450,996	(914,891)	(463,895)
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at July 31, 2018, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. Capital loss carryforwards with no expiration are required to be utilized prior to any capital losses which carry an expiration date. As a result of this ordering rule, capital loss carryforwards which carry an expiration date may be more likely to expire unused. In addition, for the year ended July 31, 2018, capital loss carryforwards utilized, expired unused and permanently lost, if any, were as follows:
2019 ($)	No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)	Expired ($)	Permanently lost ($)
—	36,599	—	36,599	—	—	—
Columbia Short-Term Cash Fund | Annual Report 2018	17

Notes to Financial Statements  (continued)
July 31, 2018
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not lend money under the Interfund Program during the year ended July 31, 2018.
Note 6. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is disclosed as Commitment fees for bank credit facility in the Statement of Operations. This agreement expires annually in December unless extended or renewed.
The Fund had no borrowings during the year ended July 31, 2018.
Note 7. Significant risks
Credit risk
Credit risk is the risk that the value of debt securities in the Fund’s portfolio may decline because the issuer may default and fail to pay interest or repay principal when due. Rating agencies assign credit ratings to debt securities to indicate their credit risk. Lower rated or unrated debt securities held by the Fund may present increased credit risk as compared to higher-rated debt securities.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates.
Money market fund risk
At times of (i) significant redemption activity by shareholders, including, for example, when a single investor or a few large investors make a significant redemption of Fund shares, (ii) insufficient levels of cash in the Fund’s portfolio to satisfy redemption activity, and (iii) disruption in the normal operation of the markets in which the Fund buys and sells portfolio
18	Columbia Short-Term Cash Fund | Annual Report 2018

Notes to Financial Statements  (continued)
July 31, 2018
securities, the Fund could be forced to sell portfolio securities at unfavorable prices in order to generate sufficient cash to pay redeeming shareholders. Sales of portfolio securities at such times could result in losses to the Fund. In addition, neither the Investment Manager nor any of its affiliates has a legal obligation to provide financial support to the Fund, and you should not expect that they or any person will provide financial support to the Fund at any time. The Fund may suspend redemptions or the payment of redemption proceeds when permitted by applicable regulations.
If, at any time, the Fund’s weekly liquid assets fall below 30% of its total assets and the Board of Trustees determines it is in the best interests of the Fund, the Fund may, as early as the same day and at any time during the day, impose a fee of up to 2% of the value of all shares redeemed and/or temporarily suspend redemptions (sometimes referred to as imposing redemption gates) for up to 10 business days. If, at the end of any business day, the Fund’s weekly liquid assets fall below 10% of its total assets, the Fund must impose a fee, as of the beginning of the next business day, of 1% of the value of all shares redeemed, unless the Board of Trustees determines that imposing such a fee is not in the best interests of the Fund or the Board of Trustees determines that a lower or higher fee (not to exceed 2% of the value of all shares redeemed) would be in the best interests of the Fund. These determinations may affect the composition of the investment portfolio, performance and operating expenses of the Fund.
Shareholder concentration risk
At July 31, 2018, affiliated shareholders of record owned 100.0% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 8. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 9. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
Columbia Short-Term Cash Fund | Annual Report 2018	19

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust II and Shareholders of Columbia Short-Term Cash Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Short-Term Cash Fund (one of the funds constituting Columbia Funds Series Trust II, hereafter referred to as the "Fund") as of July 31, 2018, the related statement of operations for the year ended July 31, 2018, the statement of changes in net assets for each of the two years in the period ended July 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended July 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of July 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended July 31, 2018 and the financial highlights for each of the five years in the period ended July 31, 2018 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2018 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
September 21, 2018
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
20	Columbia Short-Term Cash Fund | Annual Report 2018

TRUSTEES AND OFFICERS
Shareholders elect the Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, Trustees not affiliated with the Investment Manager generally may serve through the end of the calendar year in which they reach either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Columbia Funds Board meeting they attended as a member of the Board.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1953	Trustee since 1/17	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	124	Advisory Board Member, University of Colorado Business School since November 2015; former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011- 2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance) since February 2018; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Interim Chair, Minnesota Sports Facilities Authority, March 2017-July 2017	124	Trustee, BlueCross BlueShield of Minnesota since 2009 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee since 2017); Chair of the Robina Foundation since August 2013; former Member of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017
Edward J. Boudreau, Jr. c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Chair of the Board since 1/18; Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Investments (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Mutual Life Insurance Company, including Senior Vice President and Treasurer and Senior Vice President Information Technology, 1968-1988	124	Former Trustee, Boston Museum of Science (Chair of Finance Committee) 1985-2013; former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
Columbia Short-Term Cash Fund | Annual Report 2018	21

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	124	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996; Director, Darien Rowayton Bank (Audit Committee) since 2017
William P. Carmichael c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies), 1998-2007; Adjunct Professor of Finance, Kelley School of Business, Indiana University, 1993-2007; Senior Vice President, Sara Lee Corporation, 1991-1993; Senior Vice President and Chief Financial Officer, Beatrice Foods Company, 1984-1990; Vice President, Esmark, Inc., 1973-1984; Associate, Price Waterhouse, 1968-1972	124	Director, The Finish Line (athletic shoes and apparel) since July 2003; former Director, Cobra Electronics Corporation (electronic equipment manufacturer), 1994-August 2014; former Director, Spectrum Brands, Inc. (consumer products), 2002-2009; former Director, Simmons Company (bedding), 2004-2010; former Trustee, BofA Funds Series Trust (11 funds) 2003-2011; former Director, McMoRan Exploration Company (oil and gas exploration and development) 2010 - 2013; former Director, International Textile Corp., 2012-2016; former Director, hhgregg, 2015-2017
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	124	Trustee, MA Taxpayers Foundation since 1997; Board of Directors, The MA Business Roundtable since 2003; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 12/17	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	122	Trustee, Catholic Schools Foundation since 2004
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	124	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
22	Columbia Short-Term Cash Fund | Annual Report 2018

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	124	Director, BlueCross BlueShield of South Carolina since April 2008; Director, National Association of Corporate Directors, Carolinas Chapter, since 2013; Board Chair, Hollingsworth Funds since 2016; Advisory Board member, Duke Energy Corp. since October 2016; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1964	Trustee since 12/17	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016	122	Director, NAPE Education Foundation since October 2016
Interested trustee not affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships/ held by Trustee during the past five years
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006, Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	122	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011
*	Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an “interested person” (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.
Columbia Short-Term Cash Fund | Annual Report 2018	23

TRUSTEES AND OFFICERS  (continued)
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010 - September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006 - August 2012.	194	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, 2006-January 2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
Nations Funds refer to the Funds within the Columbia Funds Complex that historically bore the Nations brand and includes series of Columbia Funds Series Trust. RiverSource Funds refer to the Funds within the Columbia Funds Complex that historically bore the RiverSource brand and includes series of Columbia Funds Series Trust II.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.
24	Columbia Short-Term Cash Fund | Annual Report 2018

TRUSTEES AND OFFICERS  (continued)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously, Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017) and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously, Vice President and Group Counsel, August 2011 - August 2018); officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010 - 2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Columbia Short-Term Cash Fund | Annual Report 2018	25

Approval of Management Agreement
Columbia Management Investment Advisers, LLC (Columbia Threadneedle or the Investment Manager, and together with its domestic and global affiliates, Columbia Threadneedle Investments), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia Short-Term Cash Fund (the Fund). Under a management agreement (the Management Agreement), Columbia Threadneedle provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).
On an annual basis, the Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the Management Agreement. Columbia Threadneedle prepared detailed reports for the Board and its Contracts Committee in November 2017 and February, March, April and June 2018, including reports providing the results of analyses performed by an independent organization, Broadridge Financial Solutions, Inc. (Broadridge), and a comprehensive response to items of information requested by independent legal counsel to the Independent Trustees (Independent Legal Counsel) in a letter to the Investment Manager, to assist the Board in making this determination. Many of the materials presented at these meetings were first supplied in draft form to designated independent Board representatives, i.e., Independent Legal Counsel, Fund Counsel, the Chair of the Board (who is an Independent Trustee) and the Chair of the Contracts Committee (who is an Independent Trustee), and the final materials were revised to include information reflective of discussion and subsequent requests made by the Contracts Committee. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management personnel and reviews information prepared by Columbia Threadneedle addressing the services Columbia Threadneedle provides and Fund performance. The Board also accords appropriate weight to the work, deliberations and conclusions of the various committees, such as the Contracts Committee, the Investment Review Committee, the Audit Committee and the Compliance Committee in determining whether to continue the Management Agreement.
The Board, at its June 18-20, 2018 in-person Board meeting (the June Meeting), considered the renewal of the Management Agreement for an additional one-year term. At the June Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of management agreements and the Board’s legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement.
Nature, extent and quality of services provided by Columbia Threadneedle
The Board analyzed various reports and presentations it had received detailing the services performed by Columbia Threadneedle, as well as its history, reputation, expertise, resources and capabilities, and the qualifications of its personnel.
The Board specifically considered the many developments during recent years concerning the services provided by Columbia Threadneedle, including, in particular, the organization and depth of the equity and credit research departments and the various technological enhancements that have been made or are anticipated. The Board further observed the enhancements to the investment risk management department’s processes, systems and oversight, as well as planned 2018 initiatives in this regard. The Board also took into account the broad scope of services provided by Columbia Threadneedle to each Fund, including, among other services, investment, risk and compliance oversight. The Board also took into account the information it received concerning Columbia Threadneedle’s ability to attract and retain key portfolio management personnel and that it has sufficient resources to provide competitive and adequate compensation to investment personnel.
In connection with the Board’s evaluation of the overall package of services provided by Columbia Threadneedle, the Board also considered the nature, quality and range of administrative services provided to the Fund by Columbia Threadneedle, as well as the achievements in 2017 in the performance of administrative services, and noted the various enhancements anticipated for 2018. In evaluating the quality of services provided under the Management Agreement, the Board also took into account the organization and strength of the Fund’s and its service providers’ compliance programs. In addition, the Board reviewed the financial condition of Columbia Threadneedle and its affiliates and each entity’s ability to carry out its responsibilities under the Management Agreement and the Fund’s other service agreements with affiliates of Ameriprise Financial, observing the financial strength of Ameriprise Financial, with its strong cash position and solid balance sheet.
26	Columbia Short-Term Cash Fund | Annual Report 2018

Approval of Management Agreement  (continued)
The Board also discussed the acceptability of the terms of the Management Agreement (including the relatively broad scope of services required to be performed by Columbia Threadneedle), noting that no material changes are proposed from the form of agreement previously approved. They also noted the wide array of legal and compliance services provided to the Funds under the Management Agreement. It was also observed that the services being performed under the Management Agreement were of a reasonably high quality.
Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that Columbia Threadneedle and its affiliates are in a position to continue to provide a high quality and level of services to the Fund.
Investment performance
For purposes of evaluating the nature, extent and quality of services provided under the Management Agreement, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered detailed reports providing the results of analyses performed by an independent organization showing, for various periods, including since manager inception, the performance of the Fund and the net assets of the Fund. The Board observed that the Fund’s investment performance met expectations.
Comparative fees, costs of services provided and the profits realized by Columbia Threadneedle and its affiliates from their relationships with the Fund
The Board reviewed comparative fees and the costs of services provided under the Management Agreement. The Board accorded particular weight to the notion that the level of fees should generally reflect a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with certain defined exceptions) are generally in line with the "pricing philosophy" currently in effect (i.e., that Fund total expense ratios, in general, approximate or are lower than median expense ratios of funds in an agreed upon Lipper or customized comparison universe). The Board observed that the Fund, commonly referred to as a “cash pool fund,” was established for the exclusive use of managing the cash positions of other funds managed by Columbia Threadneedle and, because Columbia Threadneedle collects management fees on funds that invest in the Fund, the Fund does not pay management fees. The Board also noted that the Fund does not pay transfer agency or distribution fees.
The Board also considered the profitability of Columbia Threadneedle and its affiliates in connection with Columbia Threadneedle providing management services to the Fund. In this regard, the Independent Trustees referred to their detailed analysis of the Profitability Report, discussing the profitability to Columbia Threadneedle and Ameriprise Financial from managing, operating and distributing the Funds. The Board considered that in 2017 the Board had concluded that 2016 profitability was reasonable and that Columbia Threadneedle generated 2017 profitability that only increased slightly from 2016 levels. It also took into account the indirect economic benefits flowing to Columbia Threadneedle or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Funds should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.
Economies of scale to be realized
Given that the Fund does not pay management fees, the Board determined not to accord weight to the lack of any material economies of scale associated to the growth of the Fund.
Based on the foregoing, the Board, including all of the Independent Trustees, concluded that the fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On June 20, 2018, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement.
Columbia Short-Term Cash Fund | Annual Report 2018	27

Additional information
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary or searching the website of the SEC at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
Through October 31, 2018:
P.O. Box 8081
Boston, MA 02266-8081
Effective November 1, 2018:
P.O. Box 219104
Kansas City, MO 64121-9104
28	Columbia Short-Term Cash Fund | Annual Report 2018

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Columbia Short-Term Cash Fund
Through October 31, 2018:
P.O. Box 8081
Boston, MA 02266-8081
Effective November 1, 2018:
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2018 Columbia Management Investment Advisers, LLC.
ANN224_07_H01_(09/18)

Item 2. Code of Ethics.

(a)

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c)

During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the code of ethics described in 2(a) above that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that Pamela G. Carlton, William P. Carmichael, Brian J. Gallagher and Catherine James Paglia, each of whom are members of the registrant’s Board of Trustees and Audit Committee, each qualify as an audit committee financial expert. Ms. Carlton, Mr. Carmichael, Mr. Gallagher and Ms. Paglia are each independent trustees, as defined in paragraph (a)(2) of this item’s instructions.

Item 4. Principal Accountant Fees and Services.

Fee information below is disclosed for twelve series of the registrant whose report to stockholders are included in this annual filing.

(a) Audit Fees. Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended July 31, 2018 and July 31, 2017 are approximately as follows:

2018	2017
$384,300	$353,700

Audit Fees include amounts related to the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Audit-Related Fees. Aggregate Audit-Related Fees billed to the registrant by the principal accountant for professional services rendered during the fiscal years ended July 31, 2018 and July 31, 2017 are approximately as follows:

2018	2017
$0	$11,300

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported in Audit Fees above. In fiscal year 2017, Audit-Related Fees consist of agreed-upon procedures performed for semi-annual shareholder reports. Fiscal year 2017 also includes agreed-upon procedures related to the issuance of consents for Form N-1A.

During the fiscal years ended July 31, 2018 and July 31, 2017, there were no Audit-Related Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(c) Tax Fees. Aggregate Tax Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended July 31, 2018 and July 31, 2017 are approximately as follows:

2018	2017
$75,400	$46,600

Tax Fees include amounts for the review of annual tax returns, the review of required shareholder distribution calculations and typically include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning. Fiscal years 2018 and 2017 include Tax Fees for foreign tax filings.

During the fiscal years ended July 31, 2018 and July 31, 2017, there were no Tax Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(d) All Other Fees. Aggregate All Other Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended July 31, 2018 and July 31, 2017 are approximately as follows:

2018	2017
$0	$0

All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above.

Aggregate All Other Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant during the fiscal years ended July 31, 2018 and July 31, 2017 are approximately as follows:

2018	2017
$225,000	$225,000

In fiscal years 2018 and 2017, All Other Fees primarily consists of fees billed for internal control examinations of the registrant’s transfer agent and investment adviser.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The registrant’s Audit Committee is required to pre-approve the engagement of the registrant’s independent auditors to provide audit and non-audit services to the registrant and non-audit services to its investment adviser (excluding any sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser (the “Adviser”) or any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (a “Control Affiliate”) if the engagement relates directly to the operations and financial reporting of the registrant.

The Audit Committee has adopted a Policy for Engagement of Independent Auditors for Audit and Non-Audit Services (the “Policy”). The Policy sets forth the understanding of the Audit Committee regarding the engagement of the registrant’s independent accountants to provide (i) audit and permissible audit-related, tax and other services to the registrant (“Fund Services”); (ii) non-audit services to the registrant’s Adviser and any Control Affiliates, that relates directly to the operations and financial reporting of a Fund (“Fund-related Adviser Services”); and (iii) certain other audit and non-audit services to the registrant’s Adviser and its Control Affiliates. A service will require specific pre-approval by the Audit Committee if it is to be provided by the Fund’s independent auditor; provided, however, that pre-approval of non-audit services to the Fund, the Adviser or Control Affiliates July be waived if certain de minimis requirements set forth in the SEC’s rules are met.

Under the Policy, the Audit Committee July delegate pre-approval authority to any pre-designated member or members who are independent board members. The member(s) to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regular meeting. The Audit Committee’s responsibilities with respect to the pre-approval of services performed by the independent auditor July not be delegated to management.

On an annual basis, at a regularly scheduled Audit Committee meeting, the Fund’s Treasurer or other Fund officer shall submit to the Audit Committee a schedule of the types of Fund Services and Fund-related Adviser Services that are subject to specific pre-approval. This schedule will provide a description of each type of service that is subject to specific pre-approval, along with total projected fees for each service. The pre-approval will generally cover a one-year period. The Audit Committee will review and approve the types of services and the projected fees for the next one-year period and July add to, or subtract from, the list of pre-approved services from time to time, based on subsequent determinations. This specific approval acknowledges that the Audit Committee is in agreement with the specific types of services that the independent auditor will be permitted to perform and the projected fees for each service.

The Fund’s Treasurer or other Fund officer shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services provided since the last such report was rendered, including a description of the services, by category, with forecasted fees for the annual reporting period, proposed changes requiring specific pre-approval and a description of services provided by the independent auditor, by category, with actual fees during the current reporting period.

*****

(e)(2) 100% of the services performed for items (b) through (d) above during 2018 and 2017 were pre-approved by the registrant’s Audit Committee.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal years ended July 31, 2018 and July 31, 2017 are approximately as follows:

2018	2017
$300,400	$282,900

(h) The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments

(a)	The registrant’s “Schedule I – Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders July recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive officer and principal financial officer, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that material information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)

There was no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Columbia Funds Series Trust II

By (Signature and Title)	/s/ Christopher O. Petersen
Christopher O. Petersen, President and Principal Executive Officer

Date	September 21, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Christopher O. Petersen
Christopher O. Petersen, President and Principal Executive Officer

Date	September 21, 2018

By (Signature and Title)	/s/ Michael G. Clarke
Michael G. Clarke, Treasurer and Chief Financial Officer

Date	September 21, 2018